UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21864

WisdomTree Trust

(Exact name of registrant as specified in charter)

250 West 34th Street, 3rd Floor

New York, NY 10119

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 909-9473

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Annual Reports to Shareholders of WisdomTree Trust (the “Registrant”) for the fiscal year ended March 31, 2024 (collectively, the “Shareholder Reports”) are attached hereto.

(b)	Not applicable.

WisdomTree Trust

Annual Report

March 31, 2024

WisdomTree U.S. AI Enhanced Value Fund (AIVL)

WisdomTree U.S. High Dividend Fund (DHS)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

WisdomTree U.S. LargeCap Fund (EPS)

WisdomTree U.S. MidCap Dividend Fund (DON)

WisdomTree U.S. MidCap Fund (EZM)

WisdomTree U.S. MidCap Quality Growth Fund (QMID)

WisdomTree U.S. Multifactor Fund (USMF)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

WisdomTree U.S. Quality Growth Fund (QGRW)

WisdomTree U.S. SmallCap Dividend Fund (DES)

WisdomTree U.S. SmallCap Fund (EES)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

WisdomTree U.S. SmallCap Quality Growth Fund (QSML)

WisdomTree U.S. Total Dividend Fund (DTD)

WisdomTree U.S. Value Fund (WTV)

“WisdomTree” is a registered mark of WisdomTree, Inc. and is licensed for use by the WisdomTree Trust.

Market Environment Overview

(unaudited)

U.S. equity markets, as measured by the S&P 500 Index, returned 29.88% in U.S. dollar terms for the 12-month fiscal period ending March 31, 2024 (the “period”).

U.S. markets fluctuated during the period with most of the nearly 30% gain coming from October 2023 through March 2024. Optimism pervaded the market as investors grew convinced that the U.S. Federal Reserve (“Fed”) was near the end of its rate hike cycle, which provided a significant tailwind to equities. Monthly non-farm payrolls and inflation reports characterized the entire period as investors digested each data point’s implication for the direction of monetary policy over the near-term, and equity markets followed accordingly. Consumer Price Index (“CPI”) inflation fell from 5% year-over-year at the start of the period to about 3.5% by its end, which was a welcome deceleration for the markets. Meanwhile, labor markets remained relatively steady with the headline unemployment rate ranging from 3.4-3.9% during the period. The combination of disinflation and a robust labor market prompted the Fed to increase the Federal Funds rate by only 50 basis points total between the May and July 2023 Federal Open Market Committee (“FOMC”) meetings. At the end of the period, it remains at 5.50%.

During the first quarter of the period, from April to June 2023, U.S. markets climbed 8.74% with virtually all the gains coming in June. Small cap equities (proxied by the Russell 2000 Index) grew slightly less at 5.21%. During the May FOMC meeting, the Fed increased the Federal Funds rate by 0.25% to end the quarter at 5.25%. This would eventually become the penultimate increase in its rate hike cycle, though it did little to discourage investors. Markets were propelled higher by continued disinflation in the CPI, which fell from 5% to 3% year-over-year during the quarter. Investors embraced this news and interpreted it as a continuation of an economic data trend that would soon lead to a pivot to accommodative monetary policy from the Fed. Meanwhile, labor markets remained on solid footing and real Gross Domestic Product (“GDP”) climbed 2.1% quarter-over-quarter from April through June 2023. Excitement about economic data and monetary policy implications outweighed the negative impact of S&P 500 earnings, which declined 4.1% quarter-over-quarter.

The second quarter of the period, from July to September 2023, was more tempered than the previous. U.S. markets declined by 3.27% while small caps suffered a bit more, falling 5.13%. A summertime spike in CPI inflation prompted the declines. Inflation rose from 3% at the start of the quarter to 3.7% year-over-year at its end. This scared investors into believing that the Fed would be forced to either raise the Federal Funds rate further, or at least leave rates higher for a longer period before pivoting to rate cuts. Despite the scare, the Fed only raised rates an additional 25 basis points (to 5.50%) during the July 2023 FOMC meeting, which would prove to be the final rate hike for the remainder of the period. The economy remained on solid footing during the quarter, as real GDP rose by a surprisingly high 4.9% quarter-over-quarter, despite a slight pickup in the unemployment rate from 3.5% to 3.8%. Once again, monetary policy implications had the greatest impact on markets during the quarter, as they declined despite 6% growth in quarterly earnings for the S&P 500.

The third quarter of the period kickstarted most of the equity market’s gains that would finish the period. U.S. markets returned 11.69% while small caps enjoyed a rally of their own, climbing 14.03% higher. The summertime spike in inflation proved to be temporary and the CPI resumed its deceleration, falling from 3.7% to 3.4% year-over-year. The unemployment rate remained in the 3.7% to 3.8% range, while real GDP grew 3.4% to conclude 2023. Investors were relieved by the renewed consistency in disinflation, steady economic growth, and robust labor markets, and propelled equities higher on restored optimism. Earnings added a positive tailwind, as S&P 500 earnings climbed 4.8% higher during the three months.

Investors entered 2024 with the same optimism that concluded 2023. U.S. markets climbed by over 10.5% while small caps enjoyed a modest 5.18% rally of their own. The Fed concluded the period by leaving the Federal Funds rates unchanged at 5.50%, which was supported by CPI inflation falling to about 3.5% year-over-year. The labor market has not showed many signs of weakness yet, which investors are interpreting as an

WisdomTree Trust	1

Market Environment Overview

(unaudited) (concluded)

achievement of the “soft economic landing” scenario (where the Fed is able to raise interest rates to subdue inflation without drastically harming the economy in the process). The headline unemployment rate remains at 3.8%. Real GDP has not yet been released as of the date of this report, and S&P 500 companies have not yet begun to report earnings for Q1 2024.

Entering the new period, markets are fixated on each economic data release so they may parse it for insights about the future direction of monetary policy. As of now, they are anticipating a pivot to rate cuts in the final few months of 2024, although the number and magnitude of cuts have been reduced since the start of the calendar year. The ongoing economic picture will continue to be assessed so that markets may adjust their expectations accordingly. Earnings results will also impact the direction of U.S. markets over the near-term.

Each WisdomTree Fund’s performance as set forth in “Management’s Discussion of Funds’ Performance” in the pages that follow should also be viewed in light of the foregoing market environment.

2	WisdomTree Trust

Information about Performance and Shareholder Expense Examples (unaudited)

Performance

The performance tables on the following pages are provided for comparative purposes and represent the period noted. Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the midpoint of the bid and ask price for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange traded funds (“ETFs”), NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Fund shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Fund NAV returns are calculated using a Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid and ask price as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance information visit www.wisdomtree.com/investments.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and an index is not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results.

Shareholder Expense Examples

Each Fund’s performance table is accompanied by a shareholder expense example. As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024. Except where noted, expenses are calculated using each Fund’s annualized expense ratio (after the effect of contractual or voluntary fee waivers, if any), multiplied by the average account value for the period, multiplied by 183/366 (to reflect the one-half year period). The annualized expense ratio does not include acquired fund fees and expenses (“AFFEs”), which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies.

Actual expenses

The first line in the shareholder expense example table shown on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line in the shareholder expense example table shown on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

WisdomTree Trust	3

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree U.S. AI Enhanced Value Fund (AIVL)

Sector Breakdown†

Sector	% of Net Assets
Financials	21.2%
Industrials	19.2%
Health Care	13.6%
Energy	9.0%
Information Technology	7.7%
Consumer Staples	7.6%
Utilities	6.4%
Materials	5.6%
Communication Services	3.8%
Real Estate	2.6%
Consumer Discretionary	2.5%
Investment Company	0.2%
Other Assets less Liabilities‡	0.6%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Exxon Mobil Corp.	3.3%
Intercontinental Exchange, Inc.	3.2%
Otis Worldwide Corp.	3.2%
Medtronic PLC	3.1%
Fortive Corp.	3.0%
Comcast Corp., Class A	3.0%
Bank of America Corp.	3.0%
Nasdaq, Inc.	2.9%
Abbott Laboratories	2.9%
PPL Corp.	2.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. AI Enhanced Value Fund (the “Fund”) seeks income and capital appreciation by investing primarily in equity securities selected from a universe of U.S. equities that exhibit value characteristics based on the selection results of a proprietary, quantitative artificial intelligence (“AI”) model developed by the Fund’s sub-adviser, Voya Investment Management Co., LLC.

The Fund returned 13.93% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). Only two sectors provided relative positive Fund performance impacts during the period. Energy benefited due to strong stock selection and allocation effects, while Real Estate benefited solely from allocation effects. Consumer Discretionary, Materials and Industrials sectors all lagged due to negative stock selection impacts. Across price-to-earnings quintiles, all five contributed to relative Fund underperformance primarily due to poor stock selection.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,156.90	0.38%	$2.05
Hypothetical (5% return before expenses)	$1,000.00	$1,023.10	0.38%	$1.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns[1]	13.93%	5.31%	6.68%	7.12%
Fund Market Price Returns[1]	13.91%	5.21%	6.66%	7.11%
Russell 1000® Value Index	20.27%	8.11%	10.32%	9.01%
[1]

The Fund’s investment objective changed effective January 18, 2022. Prior to January 18, 2022, the Fund’s investment objective sought to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Dividend ex-Financials Index.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree U.S. High Dividend Fund (DHS)

Sector Breakdown†

Sector	% of Net Assets
Financials	24.8%
Energy	18.2%
Utilities	13.6%
Consumer Staples	12.5%
Health Care	10.2%
Information Technology	5.6%
Real Estate	4.7%
Consumer Discretionary	3.8%
Materials	2.7%
Industrials	2.6%
Communication Services	0.9%
Other Assets less Liabilities‡	0.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
AbbVie, Inc.	5.7%
Exxon Mobil Corp.	5.2%
Chevron Corp.	5.0%
Altria Group, Inc.	4.4%
International Business Machines Corp.	4.4%
Philip Morris International, Inc.	3.3%
Morgan Stanley	2.7%
Citigroup, Inc.	2.3%
Bristol-Myers Squibb Co.	2.1%
United Parcel Service, Inc., Class B	1.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. High Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. High Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in high dividend yielding companies in the U.S. equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 9.68% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). The Fund benefited from its position in the Materials sector, primarily due to stock selection effects. Most other sectors contributed to relative Fund underperformance, with Financials, Utilities and Industrials being the largest detractors due to a mixture of stock selection and allocation effects across all three sectors. Across dividend yield quintiles, all five contributed to relative Fund underperformance primarily due to poor stock selection. For the period ended March 31, 2024, the equity market environment in the United States favored growth as an investment style, and products with an emphasis on dividends were not rewarded by investors to a similar extent.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,132.70	0.38%	$2.03
Hypothetical (5% return before expenses)	$1,000.00	$1,023.10	0.38%	$1.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	9.68%	8.36%	7.76%	8.19%
Fund Market Price Returns	9.66%	8.27%	7.74%	8.17%
WisdomTree U.S. High Dividend Index	10.16%	8.83%	8.20%	8.62%
Russell 1000® Value Index	20.27%	8.11%	10.32%	9.01%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	5

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	19.0%
Financials	17.2%
Health Care	14.0%
Consumer Staples	13.1%
Industrials	9.0%
Energy	8.1%
Consumer Discretionary	6.3%
Real Estate	4.4%
Utilities	4.2%
Communication Services	3.0%
Materials	1.5%
Investment Company	0.0%	*
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

*	Represents less than 0.1%.

Top Ten Holdings*

Description	% of Net Assets
Microsoft Corp.	3.7%
JPMorgan Chase & Co.	3.3%
Apple, Inc.	3.1%
AbbVie, Inc.	2.8%
Broadcom, Inc.	2.5%
Exxon Mobil Corp.	2.5%
Johnson & Johnson	2.5%
Home Depot, Inc.	2.2%
NVIDIA Corp.	2.1%
Procter & Gamble Co.	2.1%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. LargeCap Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. LargeCap Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying large-cap companies in the U.S. equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 19.57% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). The Fund benefited predominantly from positions in Information Technology and Health Care sectors primarily due to stock selection effects. Communications Services and Industrials sectors were the main detractors mostly due to stock selection impacts. Across dividend yield quintiles, performance impacts were mixed. The first, third, and fifth quintiles all had positive impacts due to a mixture of allocation and stock selection effects. The second and fourth quintiles had negative impacts due to a combination of both effects as well.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,188.30	0.28%	$1.53
Hypothetical (5% return before expenses)	$1,000.00	$1,023.60	0.28%	$1.42

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	19.57%	10.68%	11.74%	10.74%
Fund Market Price Returns	19.59%	10.59%	11.73%	10.72%
WisdomTree U.S. LargeCap Dividend Index	19.93%	11.03%	12.09%	11.07%
S&P 500® Index	29.88%	11.49%	15.05%	12.96%
Russell 1000® Value Index	20.27%	8.11%	10.32%	9.01%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree U.S. LargeCap Fund (EPS)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	24.1%
Financials	17.2%
Communication Services	12.5%
Health Care	11.1%
Consumer Discretionary	9.0%
Industrials	7.7%
Energy	7.6%
Consumer Staples	5.8%
Utilities	1.8%
Materials	1.8%
Real Estate	1.2%
Investment Company	0.1%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Microsoft Corp.	5.7%
Alphabet, Inc., Class A	4.8%
Apple, Inc.	4.4%
Meta Platforms, Inc., Class A	3.6%
Amazon.com, Inc.	3.2%
JPMorgan Chase & Co.	2.7%
NVIDIA Corp.	2.5%
Exxon Mobil Corp.	2.1%
Berkshire Hathaway, Inc., Class B	1.8%
Bank of America Corp.	1.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. LargeCap Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. LargeCap Index (the “Index”). In seeking to track the Index, the Fund invests in earnings-generating large-cap companies in the U.S. equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 28.94% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). The Fund exhibited strong performance, with sector contributions led by Communication Services, Information Technology, and Consumer Discretionary. Stock selection was additive across all three sectors, while Information Technology also contributed positively to performance due to asset allocation effects. Only Energy, Financials and Industrials had negative impacts, primarily due to allocation effects across all three sectors. Across price-to-earnings quintiles, the Fund benefited from positive stock selection within the bottom three quintiles (i.e. those with the highest valuations). Only the first quintile (i.e. those with the lowest valuations) had a negative impact, although its overall effect was negligible. This was due to modestly poor allocation effects.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,222.80	0.08%	$0.44
Hypothetical (5% return before expenses)	$1,000.00	$1,024.60	0.08%	$0.40

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	28.94%	10.55%	13.91%	11.89%
Fund Market Price Returns	28.94%	10.45%	13.90%	11.88%
WisdomTree U.S. LargeCap Index	29.00%	10.62%	14.01%	12.10%
S&P 500® Index	29.88%	11.49%	15.05%	12.96%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	7

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree U.S. MidCap Dividend Fund (DON)

Sector Breakdown†

Sector	% of Net Assets
Financials	24.5%
Industrials	16.8%
Consumer Discretionary	12.2%
Materials	9.3%
Real Estate	8.6%
Utilities	7.9%
Energy	7.3%
Consumer Staples	5.5%
Information Technology	3.4%
Health Care	2.2%
Communication Services	2.1%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Vistra Corp.	1.2%
Corebridge Financial, Inc.	1.1%
Packaging Corp. of America	1.0%
Viatris, Inc.	1.0%
Conagra Brands, Inc.	0.9%
Carlyle Group, Inc.	0.9%
International Paper Co.	0.9%
Franklin Resources, Inc.	0.9%
Snap-on, Inc.	0.8%
Evergy, Inc.	0.8%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. MidCap Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. MidCap Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying mid-cap companies in the U.S. equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 22.17% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). The Fund benefited from positions across most sectors, with Health Care, Information Technology, and Materials having the most pronounced effects. Allocation effects dominated the contributions from Health Care, while stock selection provided the support from Information Technology and Materials. Industrials, Real Estate and Communication Services were the only sectors to have a negative impact, with poor stock selection as the driving force in all three sectors. Across dividend yield quintiles, the second and third quintiles provided the strongest positive support primarily due to stock selection. The fourth and fifth quintiles featuring the lowest-yielding stocks had negative impacts on Fund performance due to poor stock selection and allocation effects.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,207.20	0.38%	$2.10
Hypothetical (5% return before expenses)	$1,000.00	$1,023.10	0.38%	$1.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	22.17%	9.32%	9.33%	9.46%
Fund Market Price Returns	22.12%	9.10%	9.30%	9.44%
WisdomTree U.S. MidCap Dividend Index	22.67%	9.79%	9.75%	9.86%
S&P MidCap 400® Index	23.33%	6.96%	11.71%	9.99%
Russell MidCap Value Index	20.40%	6.80%	9.94%	8.57%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

8	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree U.S. MidCap Fund (EZM)

Sector Breakdown†

Sector	% of Net Assets
Industrials	19.9%
Financials	19.9%
Consumer Discretionary	19.1%
Information Technology	9.3%
Energy	8.0%
Materials	6.9%
Health Care	6.8%
Real Estate	2.9%
Consumer Staples	2.4%
Communication Services	2.3%
Utilities	2.3%
Investment Company	0.1%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Toll Brothers, Inc.	1.0%
American Airlines Group, Inc.	0.9%
Unum Group	0.8%
Dick’s Sporting Goods, Inc.	0.8%
PBF Energy, Inc., Class A	0.7%
Ally Financial, Inc.	0.6%
East West Bancorp, Inc.	0.6%
U.S. Steel Corp.	0.6%
Tapestry, Inc.	0.6%
AutoNation, Inc.	0.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. MidCap Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. MidCap Index (the “Index”). In seeking to track the Index, the Fund invests in earnings-generating mid-cap companies in the U.S. equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 24.47% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). The Fund benefited from positions in the Consumer Staples and Health Care sectors due to positive stock selection in the former and allocation effects in the latter. Consumer Discretionary sector also had a positive impact to a combination of both effects. Financials and Information Technology negatively impacted performance, which were primarily due to poor stock selection in each sector. Across price-to-earnings (P/E) quintiles, the Fund benefited from the first and third quintiles due to a mix of positive stock selection and allocation effects in the former and solely stock selection in the latter. The fifth quintile, representing the highest P/E stocks, weighed on performance due to poor stock selection.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,212.30	0.38%	$2.10
Hypothetical (5% return before expenses)	$1,000.00	$1,023.10	0.38%	$1.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	24.47%	7.84%	10.92%	9.09%
Fund Market Price Returns	24.28%	7.53%	10.86%	9.07%
WisdomTree U.S. MidCap Index	25.00%	8.25%	11.33%	9.45%
S&P MidCap 400® Index	23.33%	6.96%	11.71%	9.99%
Russell MidCap Value Index	20.40%	6.80%	9.94%	8.57%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	9

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree U.S. MidCap Quality Growth Fund (QMID)

Sector Breakdown†

Sector	% of Net Assets
Industrials	24.0%
Consumer Discretionary	20.5%
Information Technology	13.8%
Health Care	12.7%
Energy	9.7%
Consumer Staples	7.0%
Financials	5.1%
Materials	4.5%
Communication Services	2.6%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Celsius Holdings, Inc.	1.8%
Dick’s Sporting Goods, Inc.	1.8%
Saia, Inc.	1.5%
Pure Storage, Inc., Class A	1.5%
Lincoln Electric Holdings, Inc.	1.4%
Floor & Decor Holdings, Inc., Class A	1.3%
TopBuild Corp.	1.3%
Charles River Laboratories International, Inc.	1.3%
Toll Brothers, Inc.	1.3%
Advanced Drainage Systems, Inc.	1.3%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. MidCap Quality Growth Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. MidCap Quality Growth Index (the “Index”). In seeking to track the Index, the Fund invests in the top scoring 30% of companies that comprise the top 60% of U.S. companies by market capitalization, after the 500 largest companies have been removed, with the highest composite scores based on two fundamental factors: growth and quality, which are equally weighted. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund had less than six months of operating history at the end of the reporting period and therefore no comparative performance information is shown in this shareholder report. Comparative performance information for the most recent month-end is available at www.wisdomtree.com/investments.

Shareholder Expense Example (for the period1 ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual[1]	$1,000.00	$1,124.00	0.38%	$0.74
Hypothetical (5% return before expenses)	$1,000.00	$1,023.10	0.38%	$1.92
[1]

Fund commenced operations on January 25, 2024. Actual expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 67/366 (to reflect the period since commencement of operations).

10	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree U.S. Multifactor Fund (USMF)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	28.9%
Financials	12.9%
Health Care	12.3%
Consumer Discretionary	10.9%
Industrials	9.1%
Communication Services	8.9%
Consumer Staples	6.0%
Energy	4.0%
Materials	2.4%
Real Estate	2.3%
Utilities	2.2%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
International Business Machines Corp.	1.4%
VeriSign, Inc.	1.4%
Roper Technologies, Inc.	1.3%
Motorola Solutions, Inc.	1.3%
Cisco Systems, Inc.	1.3%
F5, Inc.	1.3%
GoDaddy, Inc., Class A	1.3%
TD SYNNEX Corp.	1.2%
Akamai Technologies, Inc.	1.2%
Cognizant Technology Solutions Corp., Class A	1.1%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Multifactor Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Multifactor Index (the “Index”). In seeking to track the Index, the Fund invests in U.S. companies with the highest composite scores based on two fundamental factors, value and quality measures, and two technical factors, momentum and correlation. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 25.84% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). The Fund benefited from positions in Consumer Discretionary, Energy, and Industrials due to positive stock selection in all three sectors. Communication Services, Information Technology and Financials sectors were the largest detractors from performance due to poor stock selection. Across volatility quintiles, the Fund benefited from the first and second quintiles, representing the least volatile stocks, due to strong stock selection. The fourth and fifth quintiles, which represent the most volatile, were laggards due to a mix of negative allocation and stock selection effects in both.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,219.30	0.28%	$1.55
Hypothetical (5% return before expenses)	$1,000.00	$1,023.60	0.28%	$1.42

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	25.84%	8.80%	11.67%	11.47%
Fund Market Price Returns	25.99%	8.69%	11.68%	11.46%
WisdomTree U.S. Multifactor Index	25.67%	8.95%	11.82%	11.59%
S&P 500® Index	29.88%	11.49%	15.05%	14.14%
S&P 500® Equal Weight Index	19.38%	8.16%	12.35%	11.58%
Russell 3000® Index	29.29%	9.78%	14.34%	13.49%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on June 29, 2017.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	11

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	28.3%
Health Care	17.1%
Industrials	12.9%
Financials	11.8%
Consumer Staples	11.2%
Consumer Discretionary	9.7%
Energy	3.8%
Communication Services	2.4%
Materials	2.2%
Real Estate	0.3%
Utilities	0.2%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Microsoft Corp.	7.8%
Apple, Inc.	4.4%
AbbVie, Inc.	3.9%
Broadcom, Inc.	3.6%
Johnson & Johnson	3.5%
Home Depot, Inc.	3.1%
Procter & Gamble Co.	2.9%
NVIDIA Corp.	2.8%
Coca-Cola Co.	2.6%
PepsiCo, Inc.	2.2%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Quality Dividend Growth Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Quality Dividend Growth Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying large-cap companies with growth characteristics in the U.S. equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 24.48% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). The Fund benefited from positions in Utilities, Health Care, and Energy due to strong stock selection in Health Care and positive allocation effects in the two other sectors. Consumer Staples, Communication Services, and Industrials sectors weighed on performance during the period. Industrials featured poor stock selection, while Consumer Staples exhibited poor allocation effects, and Communication Services provided poor impacts from both effects. Across return-on-equity (“ROE”) quintiles, only the fourth quintile (featuring lower ROE stocks) was additive due to a mix of allocation and stock selection impacts. The remaining other four quintiles detracted from Fund performance primarily due to poor stock selection, with negative allocation effects exacerbating the impact specifically in the first (highest ROE) and fifth (lowest ROE) quintiles.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,211.60	0.28%	$1.55
Hypothetical (5% return before expenses)	$1,000.00	$1,023.60	0.28%	$1.42

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	24.48%	12.27%	14.48%	12.91%
Fund Market Price Returns	24.46%	12.17%	14.45%	12.89%
WisdomTree U.S. Quality Dividend Growth Index	24.90%	12.60%	14.83%	13.24%
S&P 500® Index	29.88%	11.49%	15.05%	12.96%
Russell 3000® Index	29.29%	9.78%	14.34%	12.33%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree U.S. Quality Growth Fund (QGRW)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	49.7%
Consumer Discretionary	14.9%
Communication Services	14.4%
Financials	8.5%
Health Care	5.7%
Industrials	2.5%
Energy	2.0%
Materials	1.1%
Consumer Staples	0.6%
Real Estate	0.5%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Microsoft Corp.	11.1%
NVIDIA Corp.	9.3%
Apple, Inc.	9.0%
Meta Platforms, Inc., Class A	6.1%
Alphabet, Inc., Class A	5.8%
Amazon.com, Inc.	5.6%
Broadcom, Inc.	3.2%
Visa, Inc., Class A	2.8%
Tesla, Inc.	2.6%
Mastercard, Inc., Class A	2.3%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Quality Growth Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Quality Growth Index (the “Index”). In seeking to track the Index, the Fund invests in U.S. large-capitalization and mid-capitalization companies with the highest composite scores based on two fundamental factors: growth and quality, which are equally weighted. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 44.93% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). The Fund benefited primarily from an outsized impact in the Information Technology sector, where both allocation and stock selection effects were overwhelmingly positive. Communication Services and Consumer Staples sectors were also additive to a lesser extent due to positive stock selection in the former and allocation effects in the latter. The only sectors to provide a negative impact were Industrials and Financials, due to poor stock selection in both sectors. Across return-on-equity (“ROE”) quintiles, all five quintiles exhibited positive performance effects during the period due to strong stock selection in each along with positive allocation effects in the first (highest ROE) and fourth (second-lowest ROE) quintiles. The latter impacts were due to an overweight and underweight to the first and fourth quintiles, respectively.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,295.90	0.28%	$1.61
Hypothetical (5% return before expenses)	$1,000.00	$1,023.60	0.28%	$1.42

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	44.93%	46.50%
Fund Market Price Returns	44.86%	46.45%
WisdomTree U.S. Quality Growth Index	45.28%	46.74%
Russell 1000® Growth Index	39.00%	36.66%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on December 15, 2022.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	13

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree U.S. SmallCap Dividend Fund (DES)

Sector Breakdown†

Sector	% of Net Assets
Financials	24.6%
Consumer Discretionary	14.9%
Industrials	14.8%
Real Estate	9.4%
Energy	9.0%
Utilities	6.2%
Materials	6.0%
Consumer Staples	4.7%
Health Care	3.7%
Information Technology	3.6%
Communication Services	2.7%
Investment Company	0.1%
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Organon & Co.	1.3%
CVR Energy, Inc.	1.0%
Kohl’s Corp.	0.9%
TFS Financial Corp.	0.8%
EPR Properties	0.7%
ALLETE, Inc.	0.7%
MDC Holdings, Inc.	0.7%
Xerox Holdings Corp.	0.7%
Carter’s, Inc.	0.7%
Archrock, Inc.	0.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. SmallCap Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. SmallCap Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying small-cap companies in the U.S. equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 17.79% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). The Fund benefited from positions in the Real Estate and Energy sectors, primarily due to stock selection effects. Consumer Discretionary, Consumer Staples, and Financials weighed on Fund performance due to poor allocation effects in Consumer Staples and negative stock selection effects in the other two sectors. Most other sectors had negligibly positive or negative impacts to relative Fund performance. Across dividend yield quintiles, each one had mostly positive impacts to relative Fund performance. The top two quintiles, representing the highest-yielding stocks, had the most positive effects due to stock selection effects. The bottom three quintiles contributed to relative Fund underperformance but none were very pronounced. These were mainly due to poor stock selection as well.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,174.70	0.38%	$2.07
Hypothetical (5% return before expenses)	$1,000.00	$1,023.10	0.38%	$1.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	17.79%	4.61%	6.52%	6.74%
Fund Market Price Returns	17.74%	4.34%	6.48%	6.73%
WisdomTree U.S. SmallCap Dividend Index	18.24%	5.02%	6.95%	7.07%
Russell 2000® Index	19.71%	-0.10%	8.10%	7.58%
Russell 2000® Value Index	18.75%	2.22%	8.17%	6.87%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

14	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree U.S. SmallCap Fund (EES)

Sector Breakdown†

Sector	% of Net Assets
Financials	24.4%
Consumer Discretionary	17.2%
Industrials	17.2%
Information Technology	10.0%
Health Care	7.0%
Energy	6.3%
Materials	4.7%
Consumer Staples	4.3%
Communication Services	4.2%
Real Estate	3.7%
Utilities	0.9%
Investment Company	0.0%	*
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

*	Represents less than 0.1%.

Top Ten Holdings*

Description	% of Net Assets
Cal-Maine Foods, Inc.	0.7%
TPG, Inc.	0.7%
O-I Glass, Inc.	0.7%
Par Pacific Holdings, Inc.	0.7%
Levi Strauss & Co., Class A	0.6%
Xerox Holdings Corp.	0.6%
Bread Financial Holdings, Inc.	0.5%
BGC Group, Inc., Class A	0.5%
Nordstrom, Inc.	0.5%
Sphere Entertainment Co.	0.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. SmallCap Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. SmallCap Index (the “Index”). In seeking to track the Index, the Fund invests in earnings-generating small-cap companies in the U.S. equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 17.43% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). The Fund benefited from positions in the Consumer Discretionary, Industrials and Utilities sectors due to strong stock selection in the former two sectors and allocation effects in the latter. Information Technology, Health Care, and Consumer Staples all lagged due to poor stock selection within each sector. Across price-to-earnings quintiles, the first quintile, representing stocks with the lowest valuations, had a positive effect mostly due to positive allocation effects. The other four quintiles exhibited negative impacts mostly resulting from poor stock selection.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,165.90	0.38%	$2.06
Hypothetical (5% return before expenses)	$1,000.00	$1,023.10	0.38%	$1.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	17.43%	3.47%	8.37%	7.77%
Fund Market Price Returns	17.47%	3.15%	8.33%	7.73%
WisdomTree U.S. SmallCap Index	18.00%	3.86%	8.74%	8.06%
Russell 2000® Index	19.71%	-0.10%	8.10%	7.58%
Russell 2000® Value Index	18.75%	2.22%	8.17%	6.87%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	15

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

Sector Breakdown†

Sector	% of Net Assets
Consumer Discretionary	23.6%
Industrials	23.2%
Financials	17.9%
Materials	7.2%
Energy	6.9%
Consumer Staples	5.6%
Information Technology	4.0%
Communication Services	3.9%
Health Care	3.9%
Utilities	2.4%
Real Estate	1.2%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
MDC Holdings, Inc.	2.5%
Marriott Vacations Worldwide Corp.	2.0%
Cohen & Steers, Inc.	1.8%
Carter’s, Inc.	1.7%
SLM Corp.	1.7%
Kontoor Brands, Inc.	1.6%
Viper Energy, Inc.	1.5%
Patterson Cos., Inc.	1.4%
Victory Capital Holdings, Inc., Class A	1.4%
Bloomin’ Brands, Inc.	1.3%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. SmallCap Quality Dividend Growth Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. SmallCap Quality Dividend Growth Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying small-cap companies with growth characteristics in the U.S. equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 22.40% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). The Fund benefited from positions in the Financials, Real Estate and Energy sectors due to strong stock selection and allocation effects in each sector. The primary detractors were the Consumer Staples and Information Technology sectors due to negative stock selection in the former and a mix of poor stock selection and allocation effects in the latter. Across return-on-equity (“ROE”) quintiles, the first (representing the highest ROE) and fourth (representing the second-lowest ROE) quintiles exhibited positive performance impacts due to allocation effects in the former and stock selection effects in the latter. The other three quintiles detracted from performance due to a mix of negative stock selection effects.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,216.00	0.38%	$2.11
Hypothetical (5% return before expenses)	$1,000.00	$1,023.10	0.38%	$1.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	22.40%	5.31%	10.20%	8.33%
Fund Market Price Returns	22.38%	5.05%	10.18%	8.32%
WisdomTree U.S. SmallCap Quality Dividend Growth Index	23.06%	5.74%	10.63%	8.65%
Russell 2000® Index	19.71%	-0.10%	8.10%	7.58%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

16	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree U.S. SmallCap Quality Growth Fund (QSML)

Sector Breakdown†

Sector	% of Net Assets
Consumer Discretionary	23.2%
Industrials	22.0%
Information Technology	13.2%
Financials	10.3%
Health Care	9.7%
Energy	6.9%
Materials	6.3%
Consumer Staples	5.1%
Communication Services	2.8%
Other Assets less Liabilities‡	0.5%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Armstrong World Industries, Inc.	0.9%
Hilton Grand Vacations, Inc.	0.8%
Academy Sports & Outdoors, Inc.	0.8%
Mr. Cooper Group, Inc.	0.8%
Euronet Worldwide, Inc.	0.8%
Skyline Champion Corp.	0.8%
Herc Holdings, Inc.	0.8%
Cirrus Logic, Inc.	0.8%
MDC Holdings, Inc.	0.7%
CorVel Corp.	0.7%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. SmallCap Quality Growth Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. SmallCap Quality Growth Index (the “Index”). In seeking to track the Index, the Fund invests in the top scoring 30% of companies that comprise the bottom 40% of U.S. companies by market capitalization, after the 500 largest companies have been removed, with the highest composite scores based on two fundamental factors: growth and quality, which are equally weighted. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund had less than six months of operating history at the end of the reporting period and therefore no comparative performance information is shown in this shareholder report. Comparative performance information for the most recent month-end is available at www.wisdomtree.com/investments.

Shareholder Expense Example (for the period1 ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual[1]	$1,000.00	$1,058.50	0.38%	$0.72
Hypothetical (5% return before expenses)	$1,000.00	$1,023.10	0.38%	$1.92
[1]

Fund commenced operations on January 25, 2024. Actual expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 67/366 (to reflect the period since commencement of operations).

WisdomTree Trust	17

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree U.S. Total Dividend Fund (DTD)

Sector Breakdown†

Sector	% of Net Assets
Financials	18.6%
Information Technology	16.9%
Health Care	12.5%
Consumer Staples	12.1%
Industrials	10.0%
Energy	8.1%
Consumer Discretionary	7.1%
Utilities	4.6%
Real Estate	4.5%
Communication Services	3.0%
Materials	2.4%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Microsoft Corp.	3.2%
JPMorgan Chase & Co.	2.9%
Apple, Inc.	2.7%
AbbVie, Inc.	2.5%
Broadcom, Inc.	2.2%
Exxon Mobil Corp.	2.2%
Johnson & Johnson	2.1%
NVIDIA Corp.	1.9%
Home Depot, Inc.	1.9%
Procter & Gamble Co.	1.8%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Total Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in U.S. equities from a broad range of dividend-paying companies. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 19.75% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). The Fund benefited the most from its position in the Information Technology sector, which featured overwhelmingly positive allocation and stock selection effects. Health Care and Materials sectors also contributed positively, albeit to a lesser extent, mainly due to positive stock selection. Communication Services, Industrials and Financials sectors all detracted from performance, with Industrials’ impact due to poor stock selection, Financials’ impact due to negative allocation effects, and Communication Services’ impact due to a negative mix of both effects. Across dividend yield quintiles, the fifth (i.e. lowest dividend yield) quintile had a significantly positive performance impact due to an approximately equal mix of both positive allocation and strong stock selection effects. The third quintile was also additive, though primarily due to stock selection. The second and fourth quintiles detracted from Fund performance mainly due to poor stock selection in the latter and a mix of negative stock selection and allocation effects in the former.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,190.30	0.28%	$1.53
Hypothetical (5% return before expenses)	$1,000.00	$1,023.60	0.28%	$1.42

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	19.75%	10.51%	11.26%	10.44%
Fund Market Price Returns	19.64%	10.40%	11.22%	10.43%
WisdomTree U.S. Dividend Index	20.17%	10.88%	11.63%	10.78%
Russell 3000® Index	29.29%	9.78%	14.34%	12.33%
Russell 3000® Value Index	20.18%	7.74%	10.18%	8.86%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

18	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree U.S. Value Fund (WTV)

Sector Breakdown†

Sector	% of Net Assets
Financials	21.4%
Consumer Discretionary	15.2%
Industrials	14.8%
Energy	11.3%
Information Technology	9.7%
Health Care	8.1%
Materials	7.9%
Communication Services	4.7%
Consumer Staples	3.0%
Utilities	2.0%
Real Estate	1.8%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Vistra Corp.	1.5%
AppLovin Corp., Class A	1.3%
Builders FirstSource, Inc.	1.1%
Marathon Petroleum Corp.	1.1%
Valero Energy Corp.	1.1%
Discover Financial Services	1.0%
Evercore, Inc., Class A	1.0%
Phillips 66	1.0%
Synchrony Financial	1.0%
Marathon Oil Corp.	1.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Value Fund (the “Fund”) is actively managed using a model-based approach seeking income and capital appreciation by investing primarily in U.S. equity securities that provide a high total shareholder yield with favorable relative quality characteristics.

The Fund returned 31.10% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). Most sectors contributed positively to performance during the period. Health Care, Consumer Discretionary and Utilities sectors all benefited due to strong stock selection effects. Only Financials and Communication Services detracted from performance due to poor allocation effects in Financials and negative stock selection within Communication Services. Across price-to-earnings quintiles, all five contributed positively exclusively due to strong stock selection.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,233.60	0.12%	$0.67
Hypothetical (5% return before expenses)	$1,000.00	$1,024.40	0.12%	$0.61

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	31.10%	12.41%	14.34%	11.78%
Fund Market Price Returns	31.09%	12.25%	14.33%	11.78%
Russell 1000® Value Index	20.27%	8.11%	10.32%	9.01%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	19

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each Index referenced in this report:

Allocation Effect measures an investment manager’s ability to effectively allocate a portfolio’s assets to various segments. A segment refers to assets or securities that are grouped within a certain classification such as sectors, industries, or countries. The allocation effect determines whether the overweighting or underweighting of segments relative to a benchmark contributes positively or negatively to the overall portfolio return. Positive allocation occurs when the portfolio is overweighted in a segment that outperforms the benchmark and underweighted in a segment that underperforms the benchmark. Negative allocation occurs when the portfolio is overweighted in a segment that underperforms the benchmark and underweighted in a segment that outperforms the benchmark.

Correlation is a statistical measure of how two sets of returns move in relation to each other. Correlation coefficients range from -1 to 1. A correlation of 1 means the two subjects of analysis move in lockstep with each other. A correlation of -1 means the two subjects of analysis have moved in exactly the opposite direction.

Factors generally are attributes that are based on fundamentals or share price behavior.

Gross Domestic Product (GDP) is the total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period. As a broad measure of overall domestic production, it functions as a comprehensive scorecard of a country’s economic health.

Growth is generally characterized by higher price levels relative to fundamentals, such as dividends or earnings. Price levels are higher because investors are willing to pay more due to their expectations of future improvements in these fundamentals.

Momentum is generally characterized by assets with recent price increase trends over time. This term is also associated with the momentum factor which associates these stock characteristics with excess return vs. the market over time.

Price-to-earnings (P/E) ratio measures a company’s share price relative to its earnings per share.

Quality is generally characterized by higher efficiency and profitability. Typical measures include earnings, return-on-equity, return on assets, operating profitability as well as others. This term is also related to the quality factor, which associates these stock characteristics with excess returns vs. the market over time.

Quintiles refers to separating a universe of companies into five groups of equal size on the basis of dividend yield, price-to-earnings, or return-on-equity, as applicable.

Return-on-Equity (ROE) measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forcasted growth values. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

The Russell 1000® Index represents the top 1,000 companies by market capitalization in the United States.

The Russell 1000® Value Index is a capitalization-weighted index that is comprised of the large-capitalization value segment of the U.S. equity universe, selecting from the Russell 1000 Index.

The Russell 2000® Index is a capitalization-weighted index that is comprised of the smallest 2,000 securities in the Russell 3000 Index, based on total market capitalization.

The Russell 2000® Value Index is a capitalization-weighted index that is comprised of the small-capitalization value segment of the U.S. equity universe, selecting from the Russell 2000 Index.

The Russell 3000® Index is a capitalization-weighted index that is comprised of the 3,000 largest U.S. companies, based on total market capitalization.

The Russell 3000® Value Index is a capitalization-weighted index that measures the performance of the value segment of the broad U.S. equity market, selecting from the Russell 3000 Index.

20	WisdomTree Trust

Description of Terms and Indexes (unaudited) (continued)

The Russell MidCap® Index is a market capitalization-weighted index that is comprised of the smallest 800 stocks of the Russell 1000 Index.

The Russell MidCap® Value Index is a capitalization-weighted index that measures the midcap value segment of the U.S. equity universe, selecting from the Russell MidCap Index.

The S&P 500® Equal Weight Index is the equal-weight version of the widely used S&P 500® Index. The index includes the same constituents as the capitalization-weighted S&P 500 Index, but each company is allocated a fixed weight—or 0.2% of the index total at each quarterly rebalance.

The S&P 500® Index is a capitalization-weighted index of 500 stocks selected by the Standard & Poor’s Index Committee, designed to represent the performance of the leading industries in the United States economy.

The S&P MidCap 400® Index is a capitalization-weighted index that is comprised of the mid-capitalization range of the U.S. stock market, with stocks selected by the Standard & Poor’s Index Committee.

Selection Effect measures an investment manager’s ability to select securities within a given segment relative to a benchmark. The over or underperformance of the portfolio is weighted by the benchmark weight, therefore, selection is not affected by the investment manager’s allocation to the segment. The weight of the segment in the portfolio determines the size of the effect—the larger the segment, the larger the effect is, positive or negative. A positive selection effect occurs when the portfolio return is greater than the benchmark return. Thus, the investment manager made good decisions in selecting securities that, as a whole, outperformed similar securities in the benchmark. A negative selection effect occurs when the portfolio return is less than the benchmark return. Thus, the investment manager made poor decisions in selecting securities that, as a whole, underperformed similar securities in the benchmark.

Shareholder Yield generally refers to a data point that references a combination of dividend yield and buyback yield.

Value is generally characterized by lower price levels relative to fundamentals, such as earnings or dividends. Prices are lower because investors are less certain of the performance of these fundamentals in the future. This term is also related to the value factor, which associates these stock characteristics with excess returns vs. the market over time.

Volatility is a statistical measure of the dispersion of returns for a given security or market index around a particular average level. If the price stays relatively stable, the security has low volatility. A highly volatile security hits new highs and lows quickly, moves erratically, and has rapid increases and dramatic falls.

The WisdomTree U.S. Dividend Index defines the dividend-paying portion of the U.S. stock market.

The WisdomTree U.S. High Dividend Index is comprised of companies with high dividend yields, selected from the WisdomTree U.S. Dividend Index.

The WisdomTree U.S. LargeCap Dividend Index is comprised of the large-capitalization segment of the U.S. dividend-paying market, selected from the WisdomTree U.S. Dividend Index.

The WisdomTree U.S. LargeCap Index is a fundamentally weighted index that measures the performance of earnings-generating companies within the large-capitalization segment of the U.S. stock market.

The WisdomTree U.S. MidCap Dividend Index is comprised of the mid-capitalization segment of the U.S. dividend-paying market, selected from the WisdomTree U.S. Dividend Index.

The WisdomTree U.S. MidCap Index is a fundamentally weighted index that measures the performance of earnings-generating companies within the mid-capitalization segment of the U.S. stock market.

The WisdomTree U.S. MidCap Quality Growth Index is composed of the top scoring 30% of companies that comprise the top 60% of U.S. companies by market capitalization, after the 500 largest companies have been removed, that are ranked on a composite score of two fundamental factors: growth and quality, which are equally weighted.

The WisdomTree U.S. Multifactor Index is comprised of 200 U.S. companies with the highest composite scores based on two fundamental factors, value and quality measures, and two technical factors, momentum and correlation.

WisdomTree Trust	21

Description of Terms and Indexes (unaudited) (concluded)

The WisdomTree U.S. Quality Growth Index is a market-cap weighted index that consists of companies with quality and growth characteristics. The top 500 U.S. companies by market capitalization are ranked on a composite score of two fundamental factors: growth and quality, which are equally weighted.

The WisdomTree U.S. Quality Dividend Growth Index is comprised of dividend-paying stocks with growth characteristics.

The WisdomTree U.S. SmallCap Dividend Index is comprised of the small-capitalization segment of the U.S. dividend-paying market, selected from the WisdomTree U.S. Dividend Index.

The WisdomTree U.S. SmallCap Index is a fundamentally weighted index that measures the performance of earnings-generating companies within the small-capitalization segment of the U.S. stock market.

The WisdomTree U.S. SmallCap Quality Dividend Growth Index is comprised of the small-capitalization segment of dividend-paying stocks with growth characteristics.

The WisdomTree U.S. SmallCap Quality Growth Index is composed of the top scoring 30% of companies that comprise the bottom 40% of U.S. companies by market capitalization, after the 500 largest companies have been removed, that are ranked on a composite score of two fundamental factors: growth and quality, which are equally weighted.

Index performance information assumes the reinvestment of dividends and excludes management fees, transaction costs and expenses. You cannot directly invest in an index.

The Dow Jones U.S. Select Dividend Index is calculated, distributed and marketed by Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC, and has been licensed for use.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc., and is licensed for use by WisdomTree, Inc. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

WisdomTree, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

22	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. AI Enhanced Value Fund (AIVL)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 99.2%

United States – 98.1%

Aerospace & Defense – 6.2%

HEICO Corp.	17,727	$3,385,857

Hexcel Corp.	12,195	888,406

Howmet Aerospace, Inc.	80,485	5,507,588

L3Harris Technologies, Inc.	4,396	936,788

RTX Corp.	47,165	4,600,002

Textron, Inc.	84,500	8,106,085

Total Aerospace & Defense		23,424,726

Banks – 5.7%

Bank of America Corp.	299,100	11,341,872

Citigroup, Inc.	104,338	6,598,335

Wells Fargo & Co.	60,827	3,525,533

Total Banks		21,465,740

Beverages – 4.0%

Coca-Cola Co.	138,161	8,452,690

Keurig Dr. Pepper, Inc.	219,150	6,721,330

Total Beverages		15,174,020

Biotechnology – 0.9%

Exelixis, Inc.*	74,198	1,760,719

Incyte Corp.*	25,596	1,458,204

Total Biotechnology		3,218,923

Building Products – 1.7%

Carrier Global Corp.	94,315	5,482,531

Johnson Controls International PLC	15,321	1,000,768

Total Building Products		6,483,299

Capital Markets – 9.8%

CME Group, Inc.	34,478	7,422,769

FactSet Research Systems, Inc.	3,187	1,448,141

Intercontinental Exchange, Inc.	88,605	12,176,985

Invesco Ltd.	168,700	2,798,733

MSCI, Inc.	3,798	2,128,589

Nasdaq, Inc.	177,015	11,169,646

Total Capital Markets		37,144,863

Chemicals – 5.0%

Ashland, Inc.	9,699	944,392

Dow, Inc.	160,052	9,271,812

Eastman Chemical Co.	10,466	1,048,903

Element Solutions, Inc.	39,900	996,702

Huntsman Corp.	169,411	4,409,768

PPG Industries, Inc.	15,708	2,276,089

Total Chemicals		18,947,666

Commercial Services & Supplies – 0.4%

Rollins, Inc.	33,431	1,546,852

Construction & Engineering – 0.5%

MDU Resources Group, Inc.	79,119	1,993,799

Containers & Packaging – 0.6%

Amcor PLC	239,131	2,274,136

Distributors – 1.3%

LKQ Corp.	94,516	5,048,099

Electric Utilities – 2.8%

OGE Energy Corp.	27,591	946,371

PPL Corp.	346,479	9,538,567

Total Electric Utilities		10,484,938

Electrical Equipment – 0.4%

AMETEK, Inc.	7,402	1,353,826

Electronic Equipment, Instruments & Components – 1.6%

Corning, Inc.	156,996	5,174,588

Teledyne Technologies, Inc.*	2,298	986,577

Total Electronic Equipment, Instruments & Components		6,161,165

Entertainment – 0.3%

ROBLOX Corp., Class A*	26,709	1,019,750

Financial Services – 0.6%

Equitable Holdings, Inc.	62,161	2,362,740

Food Products – 1.1%

Flowers Foods, Inc.	40,500	961,875

Kraft Heinz Co.	90,686	3,346,313

Total Food Products		4,308,188

Ground Transportation – 0.2%

CSX Corp.	24,966	925,490

Health Care Equipment & Supplies – 7.4%

Abbott Laboratories	96,067	10,918,975

Edwards Lifesciences Corp.*	13,789	1,317,677

Hologic, Inc.*	36,731	2,863,549

Medtronic PLC	133,325	11,619,274

Zimmer Biomet Holdings, Inc.	10,636	1,403,739

Total Health Care Equipment & Supplies		28,123,214

Health Care Providers & Services – 1.4%

Elevance Health, Inc.	10,481	5,434,818

Hotels, Restaurants & Leisure – 0.7%

Norwegian Cruise Line Holdings Ltd.*(a)	46,827	980,089

Wendy’s Co.	93,644	1,764,253

Total Hotels, Restaurants & Leisure		2,744,342

Household Products – 0.5%

Kimberly-Clark Corp.	7,493	969,220

Reynolds Consumer Products, Inc.	33,856	966,927

Total Household Products		1,936,147

Industrial Conglomerates – 1.8%

3M Co.	23,905	2,535,603

Honeywell International, Inc.	20,379	4,182,790

Total Industrial Conglomerates		6,718,393

Industrial REITs – 0.4%

First Industrial Realty Trust, Inc.	26,254	1,379,385

Insurance – 4.4%

Axis Capital Holdings Ltd.	19,119	1,243,117

Lincoln National Corp.	63,716	2,034,452

Marsh & McLennan Cos., Inc.	39,501	8,136,416

See Notes to Financial Statements.

WisdomTree Trust	23

Schedule of Investments (continued)

WisdomTree U.S. AI Enhanced Value Fund (AIVL)

March 31, 2024

Investments	Shares	Value

Old Republic International Corp.	142,633	$4,381,686

Reinsurance Group of America, Inc.	5,133	990,053

Total Insurance		16,785,724

IT Services – 0.2%

DXC Technology Co.*	41,537	881,000

Life Sciences Tools & Services – 2.8%

Agilent Technologies, Inc.	42,782	6,225,209

Bio-Techne Corp.	33,654	2,368,905

Qiagen NV*	50,512	2,171,511

Total Life Sciences Tools & Services		10,765,625

Machinery – 6.8%

Donaldson Co., Inc.	13,223	987,494

Fortive Corp.	134,226	11,546,121

Gates Industrial Corp. PLC*	71,324	1,263,148

Otis Worldwide Corp.	121,013	12,012,960

Total Machinery		25,809,723

Media – 3.5%

Comcast Corp., Class A	264,326	11,458,532

Fox Corp., Class B	41,144	1,177,542

Sirius XM Holdings, Inc.(a)	205,423	797,041

Total Media		13,433,115

Multi-Utilities – 3.6%

CenterPoint Energy, Inc.	121,020	3,447,860

CMS Energy Corp.	15,826	954,941

NiSource, Inc.	299,498	8,284,114

Public Service Enterprise Group, Inc.	15,160	1,012,385

Total Multi-Utilities		13,699,300

Oil, Gas & Consumable Fuels – 9.0%

Antero Midstream Corp.	129,415	1,819,575

Chevron Corp.	26,887	4,241,155

Exxon Mobil Corp.	106,598	12,390,952

Kinder Morgan, Inc.	259,069	4,751,326

Occidental Petroleum Corp.	35,158	2,284,918

Williams Cos., Inc.	218,962	8,532,949

Total Oil, Gas & Consumable Fuels		34,020,875

Pharmaceuticals – 1.1%

Pfizer, Inc.	144,798	4,018,144

Professional Services – 0.8%

Dun & Bradstreet Holdings, Inc.	86,146	864,906

Genpact Ltd.	26,707	879,995

Paychex, Inc.	11,125	1,366,150

Total Professional Services		3,111,051

Residential REITs – 0.9%

Equity Residential	52,869	3,336,563

Software – 3.2%

DocuSign, Inc.*	19,772	1,177,423

Dropbox, Inc., Class A*	174,874	4,249,438

HashiCorp, Inc., Class A*	71,379	1,923,664

Palantir Technologies, Inc., Class A*	94,805	2,181,463

RingCentral, Inc., Class A*	27,171	943,921

Teradata Corp.*	24,135	933,300

Zoom Video Communications, Inc., Class A*	12,836	839,089

Total Software		12,248,298

Specialized REITs – 1.4%

Weyerhaeuser Co.	144,023	5,171,866

Technology Hardware, Storage & Peripherals – 2.6%

Hewlett Packard Enterprise Co.	435,806	7,726,840

HP, Inc.	68,663	2,074,996

Total Technology Hardware, Storage & Peripherals		9,801,836

Textiles, Apparel & Luxury Goods – 0.5%

NIKE, Inc., Class B	19,640	1,845,767

Tobacco – 2.0%

Altria Group, Inc.	88,392	3,855,659

Philip Morris International, Inc.	38,864	3,560,720

Total Tobacco		7,416,379
Total United States		372,019,785

Brazil – 0.8%

Capital Markets – 0.8%

XP, Inc., Class A	117,013	3,002,554

United Kingdom – 0.3%

Machinery – 0.3%

CNH Industrial NV	101,771	1,318,952
TOTAL COMMON STOCKS (Cost: $349,308,862)		376,341,291

EXCHANGE-TRADED FUND – 0.2%

United States – 0.2%
iShares Russell 1000 Value ETF(a) (Cost: $724,658)	4,205	753,158

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%

United States – 0.2%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(b)

(Cost: $739,520)	739,520	739,520

TOTAL INVESTMENTS IN SECURITIES – 99.6% (Cost: $350,773,040)		377,833,969

Other Assets less Liabilities – 0.4%		1,341,296

NET ASSETS – 100.0%		$379,175,265
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $2,277,161 and the total market value of the collateral held by the Fund was $2,329,856. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,590,336.

(b)	Rate shown represents annualized 7-day yield as of March 31, 2024.

See Notes to Financial Statements.

24	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. AI Enhanced Value Fund (AIVL)

March 31, 2024

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$376,341,291	$—	$—	$376,341,291
Exchange-Traded Fund	753,158	—	—	753,158
Investment of Cash Collateral for Securities Loaned	—	739,520	—	739,520
Total Investments in Securities	$377,094,449	$739,520	$—	$377,833,969

See Notes to Financial Statements.

WisdomTree Trust	25

Schedule of Investments

WisdomTree U.S. High Dividend Fund (DHS)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 99.6%

United States – 99.5%

Aerospace & Defense – 0.1%

Kaman Corp.	18,505	$848,825

National Presto Industries, Inc.	4,659	390,424

Total Aerospace & Defense		1,239,249

Air Freight & Logistics – 1.9%

United Parcel Service, Inc., Class B	141,681	21,058,047

Automobile Components – 0.2%

LCI Industries	11,314	1,392,301

Phinia, Inc.	31,533	1,211,813

Total Automobile Components		2,604,114

Banks – 13.5%

Arrow Financial Corp.(a)	10,553	264,036

Associated Banc-Corp.	73,435	1,579,587

Atlantic Union Bankshares Corp.	37,892	1,337,967

Bank of Hawaii Corp.(a)	20,378	1,271,383

Bank of Marin Bancorp	11,194	187,723

BankUnited, Inc.	39,469	1,105,132

Banner Corp.	21,478	1,030,944

Bar Harbor Bankshares	10,644	281,853

Brookline Bancorp, Inc.	59,340	591,026

Burke & Herbert Financial Services Corp.(a)	4,865	272,586

Cambridge Bancorp	5,133	349,865

Camden National Corp.	9,406	315,289

Capitol Federal Financial, Inc.	91,137	543,177

Central Pacific Financial Corp.	17,585	347,304

Citigroup, Inc.	404,816	25,600,564

Citizens & Northern Corp.	10,576	198,617

Civista Bancshares, Inc.	10,532	161,982

Columbia Banking System, Inc.	86,906	1,681,631

Comerica, Inc.	47,847	2,631,107

Community Bank System, Inc.	25,782	1,238,309

Community Trust Bancorp, Inc.	12,175	519,264

CVB Financial Corp.	68,398	1,220,220

Dime Community Bancshares, Inc.	25,296	487,201

Eagle Bancorp, Inc.	18,815	441,964

Farmers & Merchants Bancorp, Inc.	9,255	206,294

Farmers National Banc Corp.	25,367	338,903

Fifth Third Bancorp	165,139	6,144,822

Financial Institutions, Inc.	10,197	191,908

First Bancorp, Inc.	7,931	195,420

First Busey Corp.	36,127	868,854

First Commonwealth Financial Corp.	65,976	918,386

First Community Bankshares, Inc.	12,279	425,222

First Financial Bancorp	61,031	1,368,315

First Financial Corp.	8,012	307,100

First Hawaiian, Inc.	68,129	1,496,113

First Interstate BancSystem, Inc., Class A	62,423	1,698,530

First Merchants Corp.	35,427	1,236,402

First of Long Island Corp.	5,965	66,152

Flushing Financial Corp.	17,253	217,560

FNB Corp.	120,629	1,700,869

Fulton Financial Corp.	84,003	1,334,808

Glacier Bancorp, Inc.	40,226	1,620,303

Hanmi Financial Corp.	13,508	215,047

HBT Financial, Inc.	21,362	406,732

Heartland Financial USA, Inc.	27,376	962,266

Heritage Commerce Corp.	14,922	128,031

Heritage Financial Corp.	23,260	451,011

Hope Bancorp, Inc.	79,301	912,755

Horizon Bancorp, Inc.	30,436	390,494

Huntington Bancshares, Inc.	414,832	5,786,906

Independent Bank Corp.	33,878	1,404,795

Independent Bank Group, Inc.	25,483	1,163,299

Kearny Financial Corp.	32,551	209,628

Lakeland Bancorp, Inc.	43,437	525,588

M&T Bank Corp.	35,045	5,096,945

Mercantile Bank Corp.	10,607	408,263

Mid Penn Bancorp, Inc.	11,355	227,214

Midland States Bancorp, Inc.	13,930	350,061

MidWestOne Financial Group, Inc.	10,556	247,433

New York Community Bancorp, Inc.(a)	304,690	981,102

Northrim BanCorp, Inc.	3,741	188,958

Northwest Bancshares, Inc.	84,436	983,679

Norwood Financial Corp.	4,949	134,662

OceanFirst Financial Corp.	39,159	642,599

Pacific Premier Bancorp, Inc.	53,908	1,293,792

Park National Corp.	9,117	1,238,544

Parke Bancorp, Inc.	8,372	144,208

PCB Bancorp	9,060	147,950

Peoples Bancorp, Inc.	23,501	695,865

Peoples Financial Services Corp.	4,761	205,247

PNC Financial Services Group, Inc.	85,175	13,764,280

Premier Financial Corp.	22,969	466,271

Primis Financial Corp.	13,575	165,208

Provident Financial Services, Inc.	59,844	871,927

RBB Bancorp	12,662	228,043

Regions Financial Corp.	280,419	5,900,016

S&T Bancorp, Inc.	25,550	819,644

Sandy Spring Bancorp, Inc.	29,999	695,377

Shore Bancshares, Inc.	21,987	252,851

Sierra Bancorp	9,861	199,192

Simmons First National Corp., Class A	73,169	1,423,869

Southside Bancshares, Inc.	18,785	549,086

Synovus Financial Corp.	53,523	2,144,131

TFS Financial Corp.	169,945	2,134,509

Tompkins Financial Corp.	9,568	481,175

Towne Bank	39,964	1,121,390

TrustCo Bank Corp.	12,990	365,798

Trustmark Corp.	38,378	1,078,806

U.S. Bancorp	354,435	15,843,245

United Bankshares, Inc.	48,341	1,730,124

Univest Financial Corp.	19,902	414,360

Valley National Bancorp	185,686	1,478,061

Veritex Holdings, Inc.	34,958	716,289

Washington Trust Bancorp, Inc.	5,865	157,651

See Notes to Financial Statements.

26	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. High Dividend Fund (DHS)

March 31, 2024

Investments	Shares	Value

Webster Financial Corp.	42,972	$2,181,688

WesBanco, Inc.	38,770	1,155,734

West BanCorp, Inc.	11,257	200,712

Zions Bancorp NA	49,831	2,162,665

Total Banks		148,239,868

Biotechnology – 7.1%

AbbVie, Inc.	344,332	62,702,857

Gilead Sciences, Inc.	216,413	15,852,252

Total Biotechnology		78,555,109

Broadline Retail – 0.5%

Kohl’s Corp.	75,438	2,199,018

Macy’s, Inc.	95,834	1,915,721

Nordstrom, Inc.(a)	83,296	1,688,410

Total Broadline Retail		5,803,149

Capital Markets – 6.8%

Bank of New York Mellon Corp.	135,164	7,788,150

Blue Owl Capital, Inc.	144,297	2,721,441

Bridge Investment Group Holdings, Inc., Class A	20,966	143,617

Carlyle Group, Inc.	85,559	4,013,573

Cohen & Steers, Inc.	25,075	1,928,017

Diamond Hill Investment Group, Inc.	1,991	306,953

Franklin Resources, Inc.	135,930	3,820,992

GCM Grosvenor, Inc., Class A(a)	28,661	276,865

Moelis & Co., Class A	29,796	1,691,519

Morgan Stanley	320,967	30,222,253

Northern Trust Corp.	43,694	3,885,271

State Street Corp.	63,595	4,917,165

T Rowe Price Group, Inc.	56,889	6,935,907

TPG, Inc.	38,494	1,720,682

Victory Capital Holdings, Inc., Class A	39,808	1,689,053

Virtu Financial, Inc., Class A	61,791	1,267,951

Virtus Investment Partners, Inc.	4,800	1,190,304

Total Capital Markets		74,519,713

Chemicals – 1.8%

Chemours Co.	49,666	1,304,229

Dow, Inc.	186,062	10,778,572

Eastman Chemical Co.	29,551	2,961,601

Huntsman Corp.	61,574	1,602,771

Kronos Worldwide, Inc.(a)	81,417	960,721

Scotts Miracle-Gro Co.(a)	24,227	1,807,092

Total Chemicals		19,414,986

Commercial Services & Supplies – 0.2%

ACCO Brands Corp.	66,260	371,718

Aris Water Solutions, Inc., Class A(a)	21,871	309,475

Deluxe Corp.	29,175	600,713

Ennis, Inc.	17,340	355,643

Pitney Bowes, Inc.(a)	120,917	523,571

Total Commercial Services & Supplies		2,161,120

Consumer Finance – 0.8%

Ally Financial, Inc.	77,492	3,145,400

Navient Corp.	63,180	1,099,332

OneMain Holdings, Inc.	81,118	4,144,319

Regional Management Corp.	6,665	161,360

Total Consumer Finance		8,550,411

Consumer Staples Distribution & Retail – 0.1%

SpartanNash Co.	22,832	461,434

Village Super Market, Inc., Class A	7,393	211,514

Total Consumer Staples Distribution & Retail		672,948

Containers & Packaging – 0.8%

Greif, Inc., Class B	14,291	993,510

International Paper Co.	97,569	3,807,143

Pactiv Evergreen, Inc.	91,597	1,311,669

Sonoco Products Co.	38,699	2,238,350

Total Containers & Packaging		8,350,672

Diversified REITs – 0.1%

Alexander & Baldwin, Inc.	5,302	87,324

American Assets Trust, Inc.	3,037	66,541

Armada Hoffler Properties, Inc.	4,384	45,594

Broadstone Net Lease, Inc.	13,804	216,309

CTO Realty Growth, Inc.	2,543	43,104

Essential Properties Realty Trust, Inc.	11,310	301,524

NexPoint Diversified Real Estate Trust(a)	49	323

WP Carey, Inc.	15,996	902,814

Total Diversified REITs		1,663,533

Diversified Telecommunication Services – 0.1%

Cogent Communications Holdings, Inc.	24,661	1,611,103

Electric Utilities – 8.2%

ALLETE, Inc.	30,118	1,796,238

Alliant Energy Corp.	53,085	2,675,484

American Electric Power Co., Inc.	111,304	9,583,274

Duke Energy Corp.	158,712	15,349,038

Edison International	86,406	6,111,496

Entergy Corp.	71,708	7,578,101

Evergy, Inc.	65,033	3,471,462

Eversource Energy	80,314	4,800,368

Exelon Corp.	183,986	6,912,354

FirstEnergy Corp.	134,376	5,189,601

OGE Energy Corp.	82,088	2,815,618

Pinnacle West Capital Corp.	45,908	3,430,705

Portland General Electric Co.	39,609	1,663,578

PPL Corp.	154,661	4,257,817

Southern Co.	202,235	14,508,339

Total Electric Utilities		90,143,473

Electronic Equipment, Instruments & Components – 0.5%

Corning, Inc.	176,485	5,816,946

Energy Equipment & Services – 0.3%

Archrock, Inc.	97,111	1,910,173

Kodiak Gas Services, Inc.	50,402	1,377,991

Solaris Oilfield Infrastructure, Inc., Class A	23,370	202,618

Total Energy Equipment & Services		3,490,782

See Notes to Financial Statements.

WisdomTree Trust	27

Schedule of Investments (continued)

WisdomTree U.S. High Dividend Fund (DHS)

March 31, 2024

Investments	Shares	Value

Financial Services – 1.2%

Alerus Financial Corp.(a)	13,582	$296,495

Corebridge Financial, Inc.	166,314	4,778,201

Jackson Financial, Inc., Class A	35,815	2,368,804

NewtekOne, Inc.	16,369	180,059

Radian Group, Inc.	68,338	2,287,273

UWM Holdings Corp.(a)	62,752	455,580

Waterstone Financial, Inc.	16,237	197,604

Western Union Co.	205,166	2,868,221

Total Financial Services		13,432,237

Food Products – 2.7%

B&G Foods, Inc.	49,346	564,518

Conagra Brands, Inc.	126,949	3,762,768

Flowers Foods, Inc.	97,364	2,312,395

JM Smucker Co.	23,896	3,007,790

John B Sanfilippo & Son, Inc.	6,148	651,196

Kellanova	76,225	4,366,930

Kraft Heinz Co.	267,179	9,858,905

Tyson Foods, Inc., Class A	66,118	3,883,110

WK Kellogg Co.	58,708	1,103,711

Total Food Products		29,511,323

Gas Utilities – 1.1%

National Fuel Gas Co.	39,801	2,138,110

New Jersey Resources Corp.	35,002	1,501,936

Northwest Natural Holding Co.	24,465	910,587

ONE Gas, Inc.	24,006	1,549,107

Southwest Gas Holdings, Inc.	26,084	1,985,775

Spire, Inc.	24,268	1,489,327

UGI Corp.	92,728	2,275,545

Total Gas Utilities		11,850,387

Health Care Providers & Services – 0.2%

Patterson Cos., Inc.	46,447	1,284,260

Premier, Inc., Class A	59,484	1,314,596

Total Health Care Providers & Services		2,598,856

Health Care REITs – 0.2%

CareTrust REIT, Inc.	8,612	209,874

Community Healthcare Trust, Inc.	1,963	52,118

Global Medical REIT, Inc.	6,411	56,096

LTC Properties, Inc.	2,686	87,322

National Health Investors, Inc.	3,470	218,020

Sabra Health Care REIT, Inc.	17,867	263,896

Ventas, Inc.	29,949	1,303,979

Total Health Care REITs		2,191,305

Hotel & Resort REITs – 0.2%

Host Hotels & Resorts, Inc.	53,873	1,114,093

Park Hotels & Resorts, Inc.	16,367	286,259

Ryman Hospitality Properties, Inc.	4,498	520,014

Service Properties Trust	12,315	83,496

Summit Hotel Properties, Inc.	9,446	61,493

Total Hotel & Resort REITs		2,065,355

Hotels, Restaurants & Leisure – 1.0%

Bloomin’ Brands, Inc.	48,344	1,386,506

Cracker Barrel Old Country Store, Inc.	14,574	1,059,967

Dine Brands Global, Inc.	10,303	478,883

Marriott Vacations Worldwide Corp.	17,245	1,857,804

Travel & Leisure Co.	38,129	1,866,796

Vail Resorts, Inc.	10,173	2,266,850

Wendy’s Co.	112,931	2,127,620

Total Hotels, Restaurants & Leisure		11,044,426

Household Durables – 0.4%

Ethan Allen Interiors, Inc.	17,374	600,619

Leggett & Platt, Inc.	73,827	1,413,787

MDC Holdings, Inc.	32,167	2,023,626

Total Household Durables		4,038,032

Household Products – 1.2%

Energizer Holdings, Inc.	37,984	1,118,249

Kimberly-Clark Corp.	92,778	12,000,834

Total Household Products		13,119,083

Independent Power & Renewable Electricity Producers – 0.2%

Clearway Energy, Inc., Class A	24,248	521,575

Clearway Energy, Inc., Class C	53,844	1,241,104

Total Independent Power & Renewable Electricity Producers		1,762,679

Industrial REITs – 0.1%

Innovative Industrial Properties, Inc.	2,220	229,859

LXP Industrial Trust	21,440	193,389

Plymouth Industrial REIT, Inc.	3,450	77,625

STAG Industrial, Inc.	13,708	526,935

Total Industrial REITs		1,027,808

Insurance – 2.4%

AMERISAFE, Inc.	14,206	712,715

CNA Financial Corp.	64,076	2,910,332

Donegal Group, Inc., Class A	18,794	265,747

Fidelity National Financial, Inc.	66,081	3,508,901

First American Financial Corp.	27,184	1,659,583

Horace Mann Educators Corp.	27,353	1,011,787

Investors Title Co.	1,327	216,553

Lincoln National Corp.	91,202	2,912,080

Prudential Financial, Inc.	91,086	10,693,496

Safety Insurance Group, Inc.	9,841	808,832

Stewart Information Services Corp.	16,530	1,075,442

Universal Insurance Holdings, Inc.	20,658	419,771

Total Insurance		26,195,239

IT Services – 4.4%

Information Services Group, Inc.	32,863	132,767

International Business Machines Corp.	251,348	47,997,414

Total IT Services		48,130,181

Leisure Products – 0.1%

Marine Products Corp.	21,627	254,117

Smith & Wesson Brands, Inc.	30,884	536,146

Total Leisure Products		790,263

See Notes to Financial Statements.

28	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. High Dividend Fund (DHS)

March 31, 2024

Investments	Shares	Value

Machinery – 0.1%

Douglas Dynamics, Inc.	15,399	$371,424

Trinity Industries, Inc.	45,315	1,262,023

Total Machinery		1,633,447

Media – 0.6%

Entravision Communications Corp., Class A	35,795	58,704

Gray Television, Inc.	58,486	369,631

Interpublic Group of Cos., Inc.	94,364	3,079,097

John Wiley & Sons, Inc., Class A	31,466	1,199,799

Nexstar Media Group, Inc.	11,547	1,989,433

Sinclair, Inc.(a)	26,674	359,299

Total Media		7,055,963

Metals & Mining – 0.2%

Kaiser Aluminum Corp.	10,268	917,548

Mesabi Trust	9,248	163,690

SunCoke Energy, Inc.	56,021	631,357

Total Metals & Mining		1,712,595

Multi-Utilities – 4.2%

Avista Corp.	40,929	1,433,334

Black Hills Corp.	27,978	1,527,599

Consolidated Edison, Inc.	90,634	8,230,474

Dominion Energy, Inc.	234,809	11,550,255

DTE Energy Co.	40,474	4,538,754

NiSource, Inc.	103,205	2,854,650

Northwestern Energy Group, Inc.	28,658	1,459,552

Public Service Enterprise Group, Inc.	136,125	9,090,427

WEC Energy Group, Inc.	61,352	5,038,226

Total Multi-Utilities		45,723,271

Office REITs – 0.3%

Alexandria Real Estate Equities, Inc.	12,210	1,573,991

COPT Defense Properties	8,374	202,399

Cousins Properties, Inc.	9,951	239,222

Douglas Emmett, Inc.	10,045	139,324

Easterly Government Properties, Inc.	9,168	105,524

JBG SMITH Properties	8,460	135,783

Kilroy Realty Corp.	7,751	282,369

Peakstone Realty Trust	2,647	42,696

Postal Realty Trust, Inc., Class A	2,578	36,917

SL Green Realty Corp.	4,128	227,577

Total Office REITs		2,985,802

Oil, Gas & Consumable Fuels – 17.9%

Antero Midstream Corp.	279,079	3,923,851

Berry Corp.	58,512	471,022

Chevron Corp.	348,474	54,968,289

Chord Energy Corp.	25,727	4,585,580

Civitas Resources, Inc.	57,943	4,398,453

Crescent Energy Co., Class A	59,696	710,382

CVR Energy, Inc.	67,987	2,424,416

DT Midstream, Inc.	34,886	2,131,535

EOG Resources, Inc.	132,271	16,909,525

Equitrans Midstream Corp.	191,102	2,386,864

Exxon Mobil Corp.	495,760	57,627,142

FutureFuel Corp.	30,446	245,090

Granite Ridge Resources, Inc.	100,088	650,572

Kinetik Holdings, Inc.	35,993	1,435,041

Northern Oil & Gas, Inc.	41,356	1,641,006

ONEOK, Inc.	151,959	12,182,553

Pioneer Natural Resources Co.	62,134	16,310,175

Riley Exploration Permian, Inc.	12,236	403,788

Sitio Royalties Corp., Class A	56,580	1,398,658

VAALCO Energy, Inc.	73,240	510,483

Vitesse Energy, Inc.	19,256	456,945

Williams Cos., Inc.	287,825	11,216,540

Total Oil, Gas & Consumable Fuels		196,987,910

Passenger Airlines – 0.0%

Spirit Airlines, Inc.(a)	72,837	352,531

Personal Care Products – 0.7%

Kenvue, Inc.	372,917	8,002,799

Nu Skin Enterprises, Inc., Class A	21,385	295,754

Total Personal Care Products		8,298,553

Pharmaceuticals – 2.8%

Bristol-Myers Squibb Co.	434,073	23,539,778

Organon & Co.	179,691	3,378,191

Viatris, Inc.	348,503	4,161,126

Total Pharmaceuticals		31,079,095

Professional Services – 0.2%

ManpowerGroup, Inc.	18,956	1,471,744

Resources Connection, Inc.	22,886	301,180

Total Professional Services		1,772,924

Real Estate Management & Development – 0.0%

Kennedy-Wilson Holdings, Inc.	5,927	50,854

RMR Group, Inc., Class A	1,668	40,032

Total Real Estate Management & Development		90,886

Residential REITs – 0.8%

Apartment Income REIT Corp.	11,455	371,944

AvalonBay Communities, Inc.	10,629	1,972,317

BRT Apartments Corp.	1,588	26,678

Camden Property Trust	8,886	874,382

Centerspace	635	36,284

Elme Communities	8,222	114,450

Equity Residential	29,469	1,859,789

Essex Property Trust, Inc.	4,732	1,158,441

Independence Realty Trust, Inc.	11,529	185,963

Mid-America Apartment Communities, Inc.	9,484	1,247,905

UDR, Inc.	24,747	925,785

UMH Properties, Inc.	6,753	109,669

Total Residential REITs		8,883,607

Retail REITs – 1.1%

Acadia Realty Trust	9,386	159,656

Agree Realty Corp.	7,237	413,377

Alexander’s, Inc.	498	108,136

Brixmor Property Group, Inc.	20,274	475,425

CBL & Associates Properties, Inc.(a)	3,404	77,986

See Notes to Financial Statements.

WisdomTree Trust	29

Schedule of Investments (continued)

WisdomTree U.S. High Dividend Fund (DHS)

March 31, 2024

Investments	Shares	Value

Federal Realty Investment Trust	6,078	$620,685

Getty Realty Corp.	4,293	117,414

Kimco Realty Corp.	49,472	970,146

Macerich Co.	15,894	273,854

NETSTREIT Corp.(a)	2,632	48,350

NNN REIT, Inc.	13,787	589,256

Realty Income Corp.	61,146	3,307,999

Regency Centers Corp.	13,667	827,673

Retail Opportunity Investments Corp.	6,215	79,676

Saul Centers, Inc.	1,367	52,616

Simon Property Group, Inc.	24,922	3,900,044

SITE Centers Corp.	15,327	224,540

Tanger, Inc.	7,741	228,592

Urban Edge Properties	10,302	177,915

Whitestone REIT	4,954	62,173

Total Retail REITs		12,715,513

Semiconductors & Semiconductor Equipment – 0.0%

NVE Corp.	2,982	268,917

Software – 0.0%

American Software, Inc., Class A	22,152	253,640

Specialized REITs – 1.9%

Crown Castle, Inc.	32,358	3,424,447

CubeSmart	16,483	745,361

Digital Realty Trust, Inc.	23,122	3,330,493

EPR Properties	5,373	228,084

Extra Space Storage, Inc.	15,428	2,267,916

Four Corners Property Trust, Inc.	6,504	159,153

Gaming & Leisure Properties, Inc.	19,662	905,828

Gladstone Land Corp.	4,304	57,415

Iron Mountain, Inc.	19,003	1,524,231

Lamar Advertising Co., Class A	6,474	773,060

National Storage Affiliates Trust	6,854	268,403

PotlatchDeltic Corp.	6,224	292,653

Public Storage	12,959	3,758,888

Rayonier, Inc.	11,606	385,783

Safehold, Inc.	2,774	57,144

VICI Properties, Inc.	76,555	2,280,574

Total Specialized REITs		20,459,433

Specialty Retail – 0.9%

Aaron’s Co., Inc.	18,046	135,345

Best Buy Co., Inc.	58,996	4,839,442

Buckle, Inc.	31,027	1,249,457

Guess?, Inc.	37,415	1,177,450

Haverty Furniture Cos., Inc.	9,752	332,738

Monro, Inc.	21,707	684,639

Upbound Group, Inc.	35,275	1,242,033

Total Specialty Retail		9,661,104

Technology Hardware, Storage & Peripherals – 0.7%

HP, Inc.	190,701	5,762,984

Xerox Holdings Corp.	104,823	1,876,332

Total Technology Hardware, Storage & Peripherals		7,639,316

Textiles, Apparel & Luxury Goods – 0.7%

Carter’s, Inc.	21,557	1,825,447

Kontoor Brands, Inc.	23,827	1,435,577

Movado Group, Inc.	10,656	297,622

Tapestry, Inc.	68,863	3,269,615

Wolverine World Wide, Inc.	53,874	603,927

Total Textiles, Apparel & Luxury Goods		7,432,188

Tobacco – 7.9%

Altria Group, Inc.	1,102,404	48,086,863

Philip Morris International, Inc.	398,284	36,490,780

Universal Corp.	15,631	808,435

Vector Group Ltd.	105,682	1,158,275

Total Tobacco		86,544,353

Wireless Telecommunication Services – 0.1%

Spok Holdings, Inc.	15,707	250,527

Telephone & Data Systems, Inc.	59,393	951,476

Total Wireless Telecommunication Services		1,202,003
Total United States		1,094,405,448

Puerto Rico – 0.1%

Banks – 0.1%

First BanCorp	91,094	1,597,789
TOTAL COMMON STOCKS (Cost: $1,037,256,821)		1,096,003,237

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%

United States – 0.2%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(b)

(Cost: $1,688,037)	1,688,037	1,688,037

TOTAL INVESTMENTS IN SECURITIES – 99.8% (Cost: $1,038,944,858)		1,097,691,274

Other Assets less Liabilities – 0.2%		2,515,721

NET ASSETS – 100.0%		$1,100,206,995
(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $7,121,895 and the total market value of the collateral held by the Fund was $7,266,791. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $5,578,754.

(b)	Rate shown represents annualized 7-day yield as of March 31, 2024.

See Notes to Financial Statements.

30	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. High Dividend Fund (DHS)

March 31, 2024

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2024 were as follows:

Affiliate	Value at 3/31/2023	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2024	Dividend Income
WisdomTree U.S. Total Dividend Fund^	$70,042	$4,810,835	$4,896,348	$22,274	$(6,803)	$—	$14,061
^	As of March 31, 2024, the Fund did not hold a position in this affiliate.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$1,096,003,237	$—	$—	$1,096,003,237
Investment of Cash Collateral for Securities Loaned	—	1,688,037	—	1,688,037
Total Investments in Securities	$1,096,003,237	$1,688,037	$—	$1,097,691,274

See Notes to Financial Statements.

WisdomTree Trust	31

Schedule of Investments

WisdomTree U.S. LargeCap Dividend Fund (DLN)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 99.8%

United States – 99.8%

Aerospace & Defense – 1.6%

General Dynamics Corp.	31,831	$8,991,939

HEICO Corp.	2,378	454,198

HEICO Corp., Class A	3,299	507,848

Howmet Aerospace, Inc.	17,353	1,187,466

L3Harris Technologies, Inc.	24,432	5,206,459

Lockheed Martin Corp.	40,941	18,622,833

Northrop Grumman Corp.	13,351	6,390,590

RTX Corp.	238,352	23,246,471

Textron, Inc.	8,578	822,887

Total Aerospace & Defense		65,430,691

Air Freight & Logistics – 0.9%

Expeditors International of Washington, Inc.	13,824	1,680,584

FedEx Corp.	26,977	7,816,316

United Parcel Service, Inc., Class B	171,289	25,458,684

Total Air Freight & Logistics		34,955,584

Automobiles – 0.1%

General Motors Co.	84,617	3,837,381

Banks – 7.8%

Bank of America Corp.	1,396,891	52,970,107

Citigroup, Inc.	483,686	30,588,303

Fifth Third Bancorp	166,992	6,213,772

First Citizens BancShares, Inc., Class A	559	913,965

Huntington Bancshares, Inc.	417,572	5,825,129

JPMorgan Chase & Co.	660,898	132,377,869

M&T Bank Corp.	36,677	5,334,303

PNC Financial Services Group, Inc.	101,174	16,349,718

Regions Financial Corp.	295,040	6,207,642

U.S. Bancorp	421,477	18,840,022

Wells Fargo & Co.	640,030	37,096,139

Total Banks		312,716,969

Beverages – 3.8%

Brown-Forman Corp., Class A	12,692	672,041

Brown-Forman Corp., Class B	23,130	1,193,971

Coca-Cola Co.	1,191,916	72,921,421

Constellation Brands, Inc., Class A	23,364	6,349,401

Keurig Dr. Pepper, Inc.	214,436	6,576,752

PepsiCo, Inc.	363,212	63,565,732

Total Beverages		151,279,318

Biotechnology – 4.0%

AbbVie, Inc.	626,463	114,078,912

Amgen, Inc.	96,205	27,353,006

Gilead Sciences, Inc.	263,557	19,305,550

Total Biotechnology		160,737,468

Broadline Retail – 0.1%

eBay, Inc.	70,123	3,701,092

Building Products – 0.1%

Carrier Global Corp.	62,208	3,616,151

Capital Markets – 4.7%

Ameriprise Financial, Inc.	13,226	5,798,807

Ares Management Corp., Class A	27,915	3,712,137

Bank of New York Mellon Corp.	153,792	8,861,495

BlackRock, Inc.	22,247	18,547,324

Blackstone, Inc.(a)	112,377	14,762,967

Cboe Global Markets, Inc.	10,089	1,853,652

Charles Schwab Corp.	158,722	11,481,949

CME Group, Inc.	42,335	9,114,302

FactSet Research Systems, Inc.	1,738	789,730

Goldman Sachs Group, Inc.	61,092	25,517,517

Intercontinental Exchange, Inc.	71,457	9,820,336

KKR & Co., Inc.	41,685	4,192,677

LPL Financial Holdings, Inc.	3,337	881,635

Moody’s Corp.	12,596	4,950,606

Morgan Stanley	402,681	37,916,443

MSCI, Inc.	4,665	2,614,499

Nasdaq, Inc.	42,136	2,658,782

Northern Trust Corp.	42,710	3,797,773

Raymond James Financial, Inc.	16,977	2,180,186

S&P Global, Inc.	15,857	6,746,361

State Street Corp.	67,439	5,214,383

T Rowe Price Group, Inc.	61,615	7,512,101

Tradeweb Markets, Inc., Class A	4,968	517,517

Total Capital Markets		189,443,179

Chemicals – 1.1%

Air Products & Chemicals, Inc.	32,061	7,767,418

Dow, Inc.	218,769	12,673,288

DuPont de Nemours, Inc.	52,774	4,046,183

Ecolab, Inc.	26,477	6,113,539

PPG Industries, Inc.	35,763	5,182,059

Sherwin-Williams Co.	18,278	6,348,498

Westlake Corp.	10,334	1,579,035

Total Chemicals		43,710,020

Commercial Services & Supplies – 0.6%

Cintas Corp.	8,660	5,949,680

Republic Services, Inc.	23,092	4,420,733

Rollins, Inc.	36,737	1,699,821

Waste Management, Inc.	55,876	11,909,969

Total Commercial Services & Supplies		23,980,203

Communications Equipment – 1.6%

Cisco Systems, Inc.	1,137,027	56,749,017

Motorola Solutions, Inc.	16,909	6,002,357

Total Communications Equipment		62,751,374

Construction & Engineering – 0.0%

Quanta Services, Inc.	6,386	1,659,083

Construction Materials – 0.1%

Martin Marietta Materials, Inc.	2,779	1,706,139

Vulcan Materials Co.	8,910	2,431,717

Total Construction Materials		4,137,856

See Notes to Financial Statements.

32	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

March 31, 2024

Investments	Shares	Value

Consumer Finance – 0.6%

American Express Co.	56,820	$12,937,346

Capital One Financial Corp.	44,175	6,577,216

Discover Financial Services	37,963	4,976,569

Total Consumer Finance		24,491,131

Consumer Staples Distribution & Retail – 2.7%

Costco Wholesale Corp.	24,320	17,817,562

Kroger Co.	141,663	8,093,207

Sysco Corp.	117,515	9,539,868

Target Corp.	77,108	13,664,309

Walmart, Inc.	1,004,620	60,447,985

Total Consumer Staples Distribution & Retail		109,562,931

Containers & Packaging – 0.1%

Avery Dennison Corp.	7,266	1,622,134

Ball Corp.	24,057	1,620,480

Total Containers & Packaging		3,242,614

Distributors – 0.1%

Genuine Parts Co.	22,620	3,504,517

Electric Utilities – 2.5%

American Electric Power Co., Inc.	130,527	11,238,375

Constellation Energy Corp.	16,540	3,057,419

Duke Energy Corp.	189,039	18,281,962

Edison International	93,611	6,621,106

Entergy Corp.	80,036	8,458,205

Eversource Energy	86,855	5,191,323

Exelon Corp.	211,618	7,950,488

FirstEnergy Corp.	140,012	5,407,263

PG&E Corp.	91,615	1,535,467

PPL Corp.	151,550	4,172,172

Southern Co.	245,560	17,616,474

Xcel Energy, Inc.	159,222	8,558,183

Total Electric Utilities		98,088,437

Electrical Equipment – 0.4%

AMETEK, Inc.	12,157	2,223,516

Emerson Electric Co.	74,967	8,502,757

Hubbell, Inc.	4,461	1,851,538

Rockwell Automation, Inc.	11,237	3,273,675

Vertiv Holdings Co.	14,506	1,184,705

Total Electrical Equipment		17,036,191

Electronic Equipment, Instruments & Components – 0.4%

Amphenol Corp., Class A	47,989	5,535,531

CDW Corp.	8,791	2,248,562

Corning, Inc.	190,359	6,274,233

Total Electronic Equipment, Instruments & Components		14,058,326

Energy Equipment & Services – 0.2%

Baker Hughes Co.	138,892	4,652,882

Halliburton Co.	90,386	3,563,016

Total Energy Equipment & Services		8,215,898

Entertainment – 0.1%

Electronic Arts, Inc.	13,763	1,825,937

Warner Music Group Corp., Class A	13,084	432,034

Total Entertainment		2,257,971

Financial Services – 1.8%

Apollo Global Management, Inc.	61,738	6,942,438

Fidelity National Information Services, Inc.	117,263	8,698,569

Global Payments, Inc.	12,808	1,711,917

Mastercard, Inc., Class A	44,699	21,525,698

Visa, Inc., Class A(a)	114,274	31,891,588

Total Financial Services		70,770,210

Food Products – 1.6%

Archer-Daniels-Midland Co.	74,015	4,648,882

General Mills, Inc.	120,025	8,398,149

Hershey Co.	21,339	4,150,436

Hormel Foods Corp.	109,021	3,803,743

Kellanova	79,235	4,539,373

Kraft Heinz Co.	314,436	11,602,688

McCormick & Co., Inc., Non-Voting Shares	35,056	2,692,651

Mondelez International, Inc., Class A	287,314	20,111,980

Tyson Foods, Inc., Class A	62,350	3,661,816

Total Food Products		63,609,718

Gas Utilities – 0.1%

Atmos Energy Corp.	35,313	4,197,656

Ground Transportation – 0.9%

CSX Corp.	146,728	5,439,207

JB Hunt Transport Services, Inc.	4,914	979,115

Norfolk Southern Corp.	30,714	7,828,077

Old Dominion Freight Line, Inc.	9,194	2,016,336

Union Pacific Corp.	77,401	19,035,228

Total Ground Transportation		35,297,963

Health Care Equipment & Supplies – 1.1%

Abbott Laboratories	194,676	22,126,874

Becton Dickinson & Co.	26,722	6,612,359

GE HealthCare Technologies, Inc.	18,740	1,703,653

ResMed, Inc.	9,285	1,838,709

Stryker Corp.	33,490	11,985,066

Zimmer Biomet Holdings, Inc.	9,700	1,280,206

Total Health Care Equipment & Supplies		45,546,867

Health Care Providers & Services – 2.8%

Cardinal Health, Inc.	25,658	2,871,130

Cencora, Inc.	16,452	3,997,672

Cigna Group	32,338	11,744,838

CVS Health Corp.	248,186	19,795,315

Elevance Health, Inc.	16,014	8,303,900

HCA Healthcare, Inc.	14,429	4,812,504

Humana, Inc.	5,208	1,805,718

Laboratory Corp. of America Holdings	6,228	1,360,569

McKesson Corp.	5,749	3,086,351

Quest Diagnostics, Inc.	12,748	1,696,886

UnitedHealth Group, Inc.	110,241	54,536,223

Total Health Care Providers & Services		114,011,106

See Notes to Financial Statements.

WisdomTree Trust	33

Schedule of Investments (continued)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

March 31, 2024

Investments	Shares	Value

Health Care REITs – 0.3%

Ventas, Inc.	86,775	$3,778,183

Welltower, Inc.	85,584	7,996,969

Total Health Care REITs		11,775,152

Hotels, Restaurants & Leisure – 2.0%

Darden Restaurants, Inc.	33,862	5,660,033

Hilton Worldwide Holdings, Inc.	11,547	2,463,091

Las Vegas Sands Corp.	76,054	3,931,992

Marriott International, Inc., Class A	25,714	6,487,899

McDonald’s Corp.	148,033	41,737,904

Starbucks Corp.	163,695	14,960,086

Yum! Brands, Inc.	46,406	6,434,192

Total Hotels, Restaurants & Leisure		81,675,197

Household Durables – 0.2%

DR Horton, Inc.	17,979	2,958,444

Lennar Corp., Class A	16,099	2,768,706

Lennar Corp., Class B(a)	2,343	361,244

PulteGroup, Inc.	15,343	1,850,673

Total Household Durables		7,939,067

Household Products – 2.9%

Church & Dwight Co., Inc.	15,511	1,617,952

Clorox Co.	23,347	3,574,659

Colgate-Palmolive Co.	170,918	15,391,166

Kimberly-Clark Corp.	107,873	13,953,373

Procter & Gamble Co.	514,478	83,474,056

Total Household Products		118,011,206

Industrial Conglomerates – 0.8%

General Electric Co.	43,048	7,556,215

Honeywell International, Inc.	125,564	25,772,011

Total Industrial Conglomerates		33,328,226

Industrial REITs – 0.5%

Prologis, Inc.	153,686	20,012,991

Insurance – 2.4%

Aflac, Inc.	125,015	10,733,788

Allstate Corp.	38,992	6,746,006

American International Group, Inc.	86,718	6,778,746

Arthur J Gallagher & Co.	10,560	2,640,422

Brown & Brown, Inc.	15,687	1,373,240

Cincinnati Financial Corp.	24,724	3,069,979

Erie Indemnity Co., Class A	3,562	1,430,392

Hartford Financial Services Group, Inc.	59,520	6,133,536

Loews Corp.	10,095	790,338

Marsh & McLennan Cos., Inc.	60,620	12,486,508

MetLife, Inc.	138,812	10,287,357

Principal Financial Group, Inc.	48,615	4,195,961

Progressive Corp.	24,653	5,098,733

Prudential Financial, Inc.	104,835	12,307,629

Travelers Cos., Inc.	28,012	6,446,682

WR Berkley Corp.	40,219	3,556,968

Total Insurance		94,076,285

Interactive Media & Services – 1.0%

Meta Platforms, Inc., Class A	84,945	41,247,593

IT Services – 1.5%

Cognizant Technology Solutions Corp., Class A	46,145	3,381,967

International Business Machines Corp.	303,682	57,991,115

Total IT Services		61,373,082

Life Sciences Tools & Services – 0.5%

Agilent Technologies, Inc.	13,016	1,893,958

Danaher Corp.	31,808	7,943,094

Thermo Fisher Scientific, Inc.	15,679	9,112,792

West Pharmaceutical Services, Inc.	3,288	1,301,094

Total Life Sciences Tools & Services		20,250,938

Machinery – 2.3%

Caterpillar, Inc.	58,725	21,518,602

Cummins, Inc.	23,799	7,012,375

Deere & Co.	24,476	10,053,272

Dover Corp.	11,056	1,959,013

Fortive Corp.	15,546	1,337,267

Illinois Tool Works, Inc.	59,559	15,981,466

Ingersoll Rand, Inc.	17,055	1,619,372

Otis Worldwide Corp.	54,410	5,401,281

PACCAR, Inc.	138,944	17,213,772

Parker-Hannifin Corp.	14,701	8,170,669

Westinghouse Air Brake Technologies Corp.	8,489	1,236,678

Xylem, Inc.	15,693	2,028,163

Total Machinery		93,531,930

Media – 1.2%

Comcast Corp., Class A	1,015,949	44,041,389

Omnicom Group, Inc.	37,334	3,612,438

Sirius XM Holdings, Inc.(a)	507,092	1,967,517

Total Media		49,621,344

Metals & Mining – 0.2%

Nucor Corp.	16,689	3,302,753

Reliance, Inc.	6,999	2,338,926

Steel Dynamics, Inc.	12,411	1,839,682

Total Metals & Mining		7,481,361

Multi-Utilities – 1.6%

Ameren Corp.	70,416	5,207,967

CenterPoint Energy, Inc.	95,871	2,731,365

CMS Energy Corp.	53,136	3,206,226

Consolidated Edison, Inc.	102,398	9,298,762

Dominion Energy, Inc.	287,538	14,143,994

DTE Energy Co.	41,346	4,636,541

Public Service Enterprise Group, Inc.	152,173	10,162,113

Sempra	121,807	8,749,397

WEC Energy Group, Inc.	64,005	5,256,091

Total Multi-Utilities		63,392,456

Office REITs – 0.1%

Alexandria Real Estate Equities, Inc.	40,252	5,188,885

Oil, Gas & Consumable Fuels – 7.9%

Cheniere Energy, Inc.	20,677	3,334,787

See Notes to Financial Statements.

34	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

March 31, 2024

Investments	Shares	Value

Chevron Corp.	477,374	$75,300,975

ConocoPhillips	140,166	17,840,328

Diamondback Energy, Inc.	22,571	4,472,895

EOG Resources, Inc.	158,347	20,243,080

Exxon Mobil Corp.	864,217	100,456,584

Hess Corp.	21,517	3,284,355

Marathon Oil Corp.	59,664	1,690,878

Marathon Petroleum Corp.	71,591	14,425,586

Occidental Petroleum Corp.	61,024	3,965,950

ONEOK, Inc.	176,018	14,111,363

Phillips 66	76,399	12,479,013

Pioneer Natural Resources Co.	73,973	19,417,912

Targa Resources Corp.	25,014	2,801,318

Valero Energy Corp.	61,855	10,558,030

Williams Cos., Inc.	343,468	13,384,948

Total Oil, Gas & Consumable Fuels		317,768,002

Passenger Airlines – 0.0%

Delta Air Lines, Inc.	36,661	1,754,962

Personal Care Products – 0.2%

Kenvue, Inc.	430,221	9,232,543

Pharmaceuticals – 5.5%

Bristol-Myers Squibb Co.	517,235	28,049,654

Eli Lilly & Co.	40,936	31,846,571

Johnson & Johnson	629,562	99,590,413

Merck & Co., Inc.	431,209	56,898,027

Zoetis, Inc.	32,497	5,498,817

Total Pharmaceuticals		221,883,482

Professional Services – 0.9%

Automatic Data Processing, Inc.	57,122	14,265,648

Booz Allen Hamilton Holding Corp.	9,865	1,464,361

Broadridge Financial Solutions, Inc.	15,875	3,252,153

Equifax, Inc.	6,048	1,617,961

Jacobs Solutions, Inc.	5,592	859,658

Paychex, Inc.	89,199	10,953,637

Verisk Analytics, Inc.	7,132	1,681,226

Total Professional Services		34,094,644

Residential REITs – 0.5%

AvalonBay Communities, Inc.	43,400	8,053,304

Equity Residential	93,680	5,912,145

Invitation Homes, Inc.	105,943	3,772,630

Sun Communities, Inc.	17,459	2,244,878

Total Residential REITs		19,982,957

Retail REITs – 0.8%

Realty Income Corp.	226,720	12,265,552

Simon Property Group, Inc.	116,909	18,295,089

Total Retail REITs		30,560,641

Semiconductors & Semiconductor Equipment – 7.4%

Analog Devices, Inc.	54,508	10,781,137

Applied Materials, Inc.	39,725	8,192,487

Broadcom, Inc.	77,183	102,299,120

Intel Corp.	270,333	11,940,609

KLA Corp.	7,898	5,517,306

Lam Research Corp.	8,211	7,977,561

Microchip Technology, Inc.	58,417	5,240,589

Micron Technology, Inc.	44,457	5,241,036

Monolithic Power Systems, Inc.	2,223	1,505,905

NVIDIA Corp.	92,557	83,630,803

QUALCOMM, Inc.	140,881	23,851,153

Skyworks Solutions, Inc.	23,637	2,560,360

Texas Instruments, Inc.	166,912	29,077,739

Total Semiconductors & Semiconductor Equipment		297,815,805

Software – 4.6%

Intuit, Inc.	11,926	7,751,900

Microsoft Corp.	351,774	147,998,358

Oracle Corp.	214,490	26,942,089

Roper Technologies, Inc.	4,517	2,533,314

Total Software		185,225,661

Specialized REITs – 2.3%

American Tower Corp.	79,721	15,752,072

Crown Castle, Inc.	131,769	13,945,113

Digital Realty Trust, Inc.	61,085	8,798,684

Equinix, Inc.	11,100	9,161,163

Extra Space Storage, Inc.	55,247	8,121,309

Iron Mountain, Inc.	64,658	5,186,218

Public Storage	45,227	13,118,544

SBA Communications Corp.	8,186	1,773,906

VICI Properties, Inc.	377,441	11,243,967

Weyerhaeuser Co.	94,551	3,395,327

Total Specialized REITs		90,496,303

Specialty Retail – 3.5%

Best Buy Co., Inc.	61,169	5,017,693

Home Depot, Inc.	227,578	87,298,921

Lowe’s Cos., Inc.	109,024	27,771,683

Ross Stores, Inc.	19,476	2,858,298

TJX Cos., Inc.	155,828	15,804,076

Tractor Supply Co.(a)	11,635	3,045,112

Total Specialty Retail		141,795,783

Technology Hardware, Storage & Peripherals – 3.5%

Apple, Inc.	723,241	124,021,367

Dell Technologies, Inc., Class C	23,112	2,637,310

Hewlett Packard Enterprise Co.	192,702	3,416,607

HP, Inc.	203,939	6,163,037

NetApp, Inc.	32,885	3,451,938

Total Technology Hardware, Storage & Peripherals		139,690,259

Textiles, Apparel & Luxury Goods – 0.2%

NIKE, Inc., Class B	95,918	9,014,374

Tobacco – 1.9%

Altria Group, Inc.	661,506	28,854,892

Philip Morris International, Inc.	506,968	46,448,408

Total Tobacco		75,303,300

Trading Companies & Distributors – 0.4%

Fastenal Co.	108,107	8,339,374

See Notes to Financial Statements.

WisdomTree Trust	35

Schedule of Investments (concluded)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

March 31, 2024

Investments	Shares	Value

United Rentals, Inc.	4,610	$3,324,317

WW Grainger, Inc.	3,909	3,976,626

Total Trading Companies & Distributors		15,640,317

Water Utilities – 0.1%

American Water Works Co., Inc.	23,597	2,883,789

Wireless Telecommunication Services – 0.7%

T-Mobile U.S., Inc.	171,069	27,921,882
TOTAL COMMON STOCKS (Cost: $2,949,166,172)		4,005,818,322

EXCHANGE-TRADED FUND – 0.0%

United States – 0.0%
WisdomTree U.S. Total Dividend Fund(b) (Cost: $266,014)	4,100	289,952

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%

United States – 0.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(c)

(Cost: $1,603,144)	1,603,144	1,603,144

TOTAL INVESTMENTS IN SECURITIES – 99.9% (Cost: $2,951,035,330)		4,007,711,418

Other Assets less Liabilities – 0.1%		5,950,331

NET ASSETS – 100.0%		$4,013,661,749
(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $43,566,319 and the total market value of the collateral held by the Fund was $44,914,273. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $43,311,129.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2024.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2024 were as follows:

Affiliate	Value at 3/31/2023	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2024	Dividend Income
WisdomTree U.S. Total Dividend Fund	$3,180,975	$21,223,386	$24,268,418	$163,356	$(9,347)	$289,952	$72,489

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$4,005,818,322	$—	$—	$4,005,818,322
Exchange-Traded Fund	289,952	—	—	289,952
Investment of Cash Collateral for Securities Loaned	—	1,603,144	—	1,603,144
Total Investments in Securities	$4,006,108,274	$1,603,144	$—	$4,007,711,418

See Notes to Financial Statements.

36	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. LargeCap Fund (EPS)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 99.8%

United States – 99.8%

Aerospace & Defense – 1.2%

Axon Enterprise, Inc.*	579	$181,158

General Dynamics Corp.	4,510	1,274,030

HEICO Corp.	967	184,697

Howmet Aerospace, Inc.	4,166	285,079

L3Harris Technologies, Inc.	3,863	823,205

Lockheed Martin Corp.	5,521	2,511,337

Northrop Grumman Corp.	2,660	1,273,236

RTX Corp.	31,725	3,094,139

Textron, Inc.	3,903	374,415

TransDigm Group, Inc.	519	639,200

Total Aerospace & Defense		10,640,496

Air Freight & Logistics – 0.6%

CH Robinson Worldwide, Inc.	1,355	103,170

Expeditors International of Washington, Inc.	2,405	292,376

FedEx Corp.	5,387	1,560,829

United Parcel Service, Inc., Class B	19,487	2,896,353

Total Air Freight & Logistics		4,852,728

Automobiles – 1.2%

Ford Motor Co.	225,444	2,993,896

General Motors Co.	73,949	3,353,587

Tesla, Inc.*	20,572	3,616,352

Total Automobiles		9,963,835

Banks – 7.1%

Bank of America Corp.	346,135	13,125,439

Citigroup, Inc.	95,576	6,044,226

Citizens Financial Group, Inc.	22,279	808,505

Fifth Third Bancorp	26,695	993,321

First Citizens BancShares, Inc., Class A	491	802,785

Huntington Bancshares, Inc.	63,154	880,998

JPMorgan Chase & Co.	114,927	23,019,878

KeyCorp	23,204	366,855

M&T Bank Corp.	7,426	1,080,038

PNC Financial Services Group, Inc.	14,714	2,377,782

Regions Financial Corp.	43,938	924,456

U.S. Bancorp	45,878	2,050,747

Wells Fargo & Co.	141,055	8,175,548

Total Banks		60,650,578

Beverages – 1.3%

Brown-Forman Corp., Class B	3,894	201,008

Celsius Holdings, Inc.*	1,424	118,078

Coca-Cola Co.	70,081	4,287,556

Constellation Brands, Inc., Class A	2,897	787,289

Keurig Dr. Pepper, Inc.	25,598	785,091

Molson Coors Beverage Co., Class B	5,338	358,980

Monster Beverage Corp.*	8,821	522,909

PepsiCo, Inc.	22,097	3,867,196

Total Beverages		10,928,107

Biotechnology – 2.5%

AbbVie, Inc.	53,318	9,709,208

Alnylam Pharmaceuticals, Inc.*	758	113,283

Amgen, Inc.	12,714	3,614,844

Biogen, Inc.*	3,277	706,620

BioMarin Pharmaceutical, Inc.*	1,134	99,044

Exact Sciences Corp.*	1,275	88,051

Gilead Sciences, Inc.	37,347	2,735,668

Incyte Corp.*	1,830	104,255

Neurocrine Biosciences, Inc.*	667	91,993

Regeneron Pharmaceuticals, Inc.*	2,211	2,128,065

United Therapeutics Corp.*	863	198,248

Vertex Pharmaceuticals, Inc.*	3,792	1,585,094

Total Biotechnology		21,174,373

Broadline Retail – 3.3%

Amazon.com, Inc.*	151,527	27,332,440

eBay, Inc.	18,095	955,054

Total Broadline Retail		28,287,494

Building Products – 0.4%

Advanced Drainage Systems, Inc.	702	120,912

Builders FirstSource, Inc.*	4,289	894,471

Carlisle Cos., Inc.	839	328,762

Carrier Global Corp.	14,098	819,517

Lennox International, Inc.	194	94,819

Masco Corp.	4,068	320,884

Owens Corning	2,682	447,358

Total Building Products		3,026,723

Capital Markets – 2.8%

Ameriprise Financial, Inc.	2,867	1,257,007

Bank of New York Mellon Corp.	22,918	1,320,535

BlackRock, Inc.	2,620	2,184,294

Cboe Global Markets, Inc.	1,518	278,902

Charles Schwab Corp.	36,932	2,671,661

CME Group, Inc.	4,947	1,065,040

FactSet Research Systems, Inc.	369	167,670

Franklin Resources, Inc.	14,906	419,008

Goldman Sachs Group, Inc.	7,884	3,293,068

Intercontinental Exchange, Inc.	9,029	1,240,855

LPL Financial Holdings, Inc.	1,668	440,686

Moody’s Corp.	1,764	693,305

Morgan Stanley	42,356	3,988,241

Morningstar, Inc.	287	88,502

MSCI, Inc.	647	362,611

Nasdaq, Inc.	7,139	450,471

Northern Trust Corp.	4,633	411,966

Raymond James Financial, Inc.	5,164	663,161

S&P Global, Inc.	3,125	1,329,531

State Street Corp.	11,460	886,087

T Rowe Price Group, Inc.	5,555	677,266

Tradeweb Markets, Inc., Class A	800	83,336

Total Capital Markets		23,973,203

Chemicals – 0.9%

Air Products & Chemicals, Inc.	3,152	763,635

Albemarle Corp.	7,352	968,553

See Notes to Financial Statements.

WisdomTree Trust	37

Schedule of Investments (continued)

WisdomTree U.S. LargeCap Fund (EPS)

March 31, 2024

Investments	Shares	Value

Celanese Corp.	2,126	$365,374

CF Industries Holdings, Inc.	9,343	777,431

Dow, Inc.	10,809	626,165

DuPont de Nemours, Inc.	7,063	541,520

Eastman Chemical Co.	2,645	265,082

Ecolab, Inc.	2,456	567,090

Mosaic Co.	13,527	439,086

PPG Industries, Inc.	3,685	533,957

RPM International, Inc.	1,594	189,606

Sherwin-Williams Co.	2,957	1,027,055

Westlake Corp.	3,392	518,298

Total Chemicals		7,582,852

Commercial Services & Supplies – 0.3%

Cintas Corp.	861	591,533

Copart, Inc.*	10,024	580,590

Republic Services, Inc.	3,570	683,441

Rollins, Inc.	3,760	173,975

Waste Management, Inc.	4,433	944,894

Total Commercial Services & Supplies		2,974,433

Communications Equipment – 1.1%

Arista Networks, Inc.*	4,514	1,308,970

Cisco Systems, Inc.	135,711	6,773,336

F5, Inc.*	2,929	555,309

Motorola Solutions, Inc.	3,011	1,068,845

Total Communications Equipment		9,706,460

Construction & Engineering – 0.1%

AECOM	1,768	173,405

EMCOR Group, Inc.	283	99,107

Quanta Services, Inc.	1,651	428,930

Total Construction & Engineering		701,442

Construction Materials – 0.1%

Martin Marietta Materials, Inc.	741	454,929

Vulcan Materials Co.	1,376	375,538

Total Construction Materials		830,467

Consumer Finance – 1.0%

American Express Co.	16,519	3,761,211

Capital One Financial Corp.	15,103	2,248,686

Discover Financial Services	11,975	1,569,803

Synchrony Financial	20,118	867,488

Total Consumer Finance		8,447,188

Consumer Staples Distribution & Retail – 1.8%

Albertsons Cos., Inc., Class A	25,107	538,294

Casey’s General Stores, Inc.	261	83,116

Costco Wholesale Corp.	3,866	2,832,348

Kroger Co.	23,952	1,368,378

Performance Food Group Co.*	1,971	147,115

Sysco Corp.	9,546	774,944

Target Corp.	9,417	1,668,787

U.S. Foods Holding Corp.*	2,794	150,792

Walmart, Inc.	122,755	7,386,168

Total Consumer Staples Distribution & Retail		14,949,942

Containers & Packaging – 0.2%

Avery Dennison Corp.	1,033	230,617

Ball Corp.	3,541	238,522

Crown Holdings, Inc.	1,520	120,475

International Paper Co.	6,445	251,484

Packaging Corp. of America	1,521	288,655

Westrock Co.	4,150	205,218

Total Containers & Packaging		1,334,971

Distributors – 0.1%

Genuine Parts Co.	2,891	447,903

LKQ Corp.	6,323	337,711

Pool Corp.	500	201,750

Total Distributors		987,364

Diversified REITs – 0.0%

WP Carey, Inc.	2,864	161,644

Diversified Telecommunication Services – 1.7%

AT&T, Inc.	378,708	6,665,261

Verizon Communications, Inc.	192,493	8,077,006

Total Diversified Telecommunication Services		14,742,267

Electric Utilities – 1.1%

Alliant Energy Corp.	4,208	212,083

American Electric Power Co., Inc.	10,678	919,376

Constellation Energy Corp.	4,205	777,294

Duke Energy Corp.	14,126	1,366,125

Edison International	8,842	625,395

Entergy Corp.	4,028	425,679

Evergy, Inc.	3,862	206,154

Eversource Energy	8,317	497,107

Exelon Corp.	18,798	706,241

FirstEnergy Corp.	11,242	434,166

PG&E Corp.	44,034	738,010

PPL Corp.	11,592	319,128

Southern Co.	19,350	1,388,169

Xcel Energy, Inc.	8,670	466,012

Total Electric Utilities		9,080,939

Electrical Equipment – 0.3%

AMETEK, Inc.	2,948	539,189

Emerson Electric Co.	9,787	1,110,042

Hubbell, Inc.	636	263,972

Rockwell Automation, Inc.	1,448	421,846

Vertiv Holdings Co.	2,826	230,799

Total Electrical Equipment		2,565,848

Electronic Equipment, Instruments & Components – 0.6%

Amphenol Corp., Class A	10,328	1,191,335

CDW Corp.	3,462	885,510

Corning, Inc.	29,567	974,528

Jabil, Inc.	5,883	788,028

Keysight Technologies, Inc.*	5,883	919,984

Teledyne Technologies, Inc.*	1,461	627,236

Total Electronic Equipment, Instruments & Components		5,386,621

See Notes to Financial Statements.

38	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. LargeCap Fund (EPS)

March 31, 2024

Investments	Shares	Value

Energy Equipment & Services – 0.2%

Baker Hughes Co.	12,929	$433,121

Halliburton Co.	24,723	974,581

Total Energy Equipment & Services		1,407,702

Entertainment – 0.9%

Electronic Arts, Inc.	4,458	591,443

Liberty Media Corp.-Liberty Formula One, Class C*	1,667	109,355

Live Nation Entertainment, Inc.*	1,981	209,530

Netflix, Inc.*	5,120	3,109,530

Take-Two Interactive Software, Inc.*	1,119	166,160

Walt Disney Co.	26,941	3,296,501

Total Entertainment		7,482,519

Financial Services – 4.3%

Berkshire Hathaway, Inc., Class B*	36,545	15,367,904

Corebridge Financial, Inc.	35,721	1,026,264

Corpay, Inc.*	1,580	487,493

Equitable Holdings, Inc.	16,727	635,793

Fidelity National Information Services, Inc.	18,990	1,408,678

Fiserv, Inc.*	12,395	1,980,969

Global Payments, Inc.	8,034	1,073,825

Jack Henry & Associates, Inc.	744	129,255

Mastercard, Inc., Class A	9,718	4,679,897

PayPal Holdings, Inc.*	33,533	2,246,376

Visa, Inc., Class A	25,802	7,200,822

Total Financial Services		36,237,276

Food Products – 0.9%

Archer-Daniels-Midland Co.	19,354	1,215,625

Campbell Soup Co.	6,087	270,567

Conagra Brands, Inc.	15,301	453,522

General Mills, Inc.	13,283	929,411

Hershey Co.	3,445	670,052

Hormel Foods Corp.	8,222	286,866

JM Smucker Co.	2,481	312,283

Kellanova	8,233	471,669

Kraft Heinz Co.	35,601	1,313,677

Lamb Weston Holdings, Inc.	1,839	195,909

McCormick & Co., Inc., Non-Voting Shares	2,800	215,068

Mondelez International, Inc., Class A	20,989	1,469,230

Tyson Foods, Inc., Class A	2,708	159,041

Total Food Products		7,962,920

Gas Utilities – 0.0%

Atmos Energy Corp.	2,210	262,703

Ground Transportation – 0.8%

CSX Corp.	39,528	1,465,303

JB Hunt Transport Services, Inc.	1,287	256,435

Norfolk Southern Corp.	4,029	1,026,871

Old Dominion Freight Line, Inc.	2,082	456,603

Saia, Inc.*	101	59,085

Uber Technologies, Inc.*	12,244	942,665

Union Pacific Corp.	9,703	2,386,259

XPO, Inc.*	754	92,011

Total Ground Transportation		6,685,232

Health Care Equipment & Supplies – 1.4%

Abbott Laboratories	25,127	2,855,935

Align Technology, Inc.*	777	254,794

Becton Dickinson & Co.	5,100	1,261,995

Boston Scientific Corp.*	18,082	1,238,436

Cooper Cos., Inc.	2,043	207,283

Dexcom, Inc.*	2,458	340,925

Edwards Lifesciences Corp.*	6,006	573,933

GE HealthCare Technologies, Inc.	8,532	775,644

Hologic, Inc.*	4,433	345,597

IDEXX Laboratories, Inc.*	593	320,178

Insulet Corp.*	489	83,815

Intuitive Surgical, Inc.*	2,243	895,159

ResMed, Inc.	1,725	341,602

Stryker Corp.	4,569	1,635,108

Teleflex, Inc.	562	127,107

Zimmer Biomet Holdings, Inc.	3,955	521,981

Total Health Care Equipment & Supplies		11,779,492

Health Care Providers & Services – 3.2%

Cardinal Health, Inc.	5,462	611,198

Cencora, Inc.	4,337	1,053,848

Centene Corp.*	17,988	1,411,698

Cigna Group	9,618	3,493,161

CVS Health Corp.	56,342	4,493,838

Elevance Health, Inc.	5,762	2,987,827

HCA Healthcare, Inc.	6,946	2,316,699

Humana, Inc.	2,361	818,606

Laboratory Corp. of America Holdings	1,811	395,631

McKesson Corp.	2,970	1,594,445

Molina Healthcare, Inc.*	900	369,747

Quest Diagnostics, Inc.	2,279	303,358

UnitedHealth Group, Inc.	15,030	7,435,341

Total Health Care Providers & Services		27,285,397

Health Care REITs – 0.0%

Ventas, Inc.	2,234	97,269

Welltower, Inc.	3,328	310,968

Total Health Care REITs		408,237

Health Care Technology – 0.0%

Veeva Systems, Inc., Class A*	1,113	257,871

Hotel & Resort REITs – 0.0%

Host Hotels & Resorts, Inc.	12,238	253,082

Hotels, Restaurants & Leisure – 1.5%

Airbnb, Inc., Class A*	14,307	2,360,083

Booking Holdings, Inc.	602	2,183,984

Chipotle Mexican Grill, Inc.*	212	616,235

Darden Restaurants, Inc.	2,168	362,381

Domino’s Pizza, Inc.	395	196,268

Expedia Group, Inc.*	3,321	457,468

Hilton Worldwide Holdings, Inc.	3,071	655,075

Las Vegas Sands Corp.	5,916	305,857

Marriott International, Inc., Class A	4,107	1,036,237

McDonald’s Corp.	10,398	2,931,716

See Notes to Financial Statements.

WisdomTree Trust	39

Schedule of Investments (continued)

WisdomTree U.S. LargeCap Fund (EPS)

March 31, 2024

Investments	Shares	Value

MGM Resorts International*	2,193	$103,532

Starbucks Corp.	14,768	1,349,647

Yum! Brands, Inc.	3,474	481,670

Total Hotels, Restaurants & Leisure		13,040,153

Household Durables – 0.7%

DR Horton, Inc.	12,829	2,111,012

Lennar Corp., Class A	10,342	1,778,617

NVR, Inc.*	78	631,797

PulteGroup, Inc.	10,128	1,221,639

TopBuild Corp.*	344	151,611

Total Household Durables		5,894,676

Household Products – 1.0%

Church & Dwight Co., Inc.	2,744	286,227

Clorox Co.	1,130	173,014

Colgate-Palmolive Co.	10,569	951,739

Kimberly-Clark Corp.	6,009	777,264

Procter & Gamble Co.	37,321	6,055,332

Total Household Products		8,243,576

Independent Power & Renewable Electricity Producers – 0.1%

Vistra Corp.	10,594	737,872

Industrial Conglomerates – 0.7%

3M Co.	17,359	1,841,269

General Electric Co.	9,599	1,684,913

Honeywell International, Inc.	10,740	2,204,385

Total Industrial Conglomerates		5,730,567

Industrial REITs – 0.2%

Prologis, Inc.	9,477	1,234,095

Rexford Industrial Realty, Inc.	1,641	82,542

Total Industrial REITs		1,316,637

Insurance – 2.0%

Aflac, Inc.	17,479	1,500,747

American International Group, Inc.	24,175	1,889,760

Arthur J Gallagher & Co.	2,221	555,339

Brown & Brown, Inc.	3,313	290,020

Cincinnati Financial Corp.	2,291	284,474

CNA Financial Corp.	8,141	369,764

Erie Indemnity Co., Class A	342	137,337

Fidelity National Financial, Inc.	7,564	401,648

Globe Life, Inc.	1,836	213,655

Hartford Financial Services Group, Inc.	10,838	1,116,856

Loews Corp.	5,503	430,830

Markel Group, Inc.*	468	712,053

Marsh & McLennan Cos., Inc.	6,381	1,314,358

MetLife, Inc.	29,731	2,203,364

Principal Financial Group, Inc.	6,895	595,108

Progressive Corp.	5,559	1,149,712

Prudential Financial, Inc.	14,892	1,748,321

Reinsurance Group of America, Inc.	1,857	358,178

Travelers Cos., Inc.	4,796	1,103,752

WR Berkley Corp.	4,578	404,878

Total Insurance		16,780,154

Interactive Media & Services – 8.4%

Alphabet, Inc., Class A*	268,729	40,559,268

Meta Platforms, Inc., Class A	63,263	30,719,248

Pinterest, Inc., Class A*	4,938	171,200

Total Interactive Media & Services		71,449,716

IT Services – 1.1%

Akamai Technologies, Inc.*	4,997	543,474

Cloudflare, Inc., Class A*	4,024	389,644

Cognizant Technology Solutions Corp., Class A	15,200	1,114,008

EPAM Systems, Inc.*	1,985	548,177

Gartner, Inc.*	1,359	647,794

GoDaddy, Inc., Class A*	3,620	429,622

International Business Machines Corp.	21,031	4,016,080

MongoDB, Inc.*	730	261,807

Okta, Inc.*	4,685	490,145

Snowflake, Inc., Class A*	2,197	355,035

Twilio, Inc., Class A*	5,742	351,123

VeriSign, Inc.*	2,339	443,264

Total IT Services		9,590,173

Life Sciences Tools & Services – 1.0%

Agilent Technologies, Inc.	3,803	553,375

Avantor, Inc.*	8,989	229,849

Bio-Techne Corp.	1,246	87,706

Charles River Laboratories International, Inc.*	658	178,285

Danaher Corp.	10,083	2,517,927

IQVIA Holdings, Inc.*	2,766	699,494

Mettler-Toledo International, Inc.*	238	316,847

Thermo Fisher Scientific, Inc.	5,992	3,482,610

Waters Corp.*	627	215,832

West Pharmaceutical Services, Inc.	658	260,377

Total Life Sciences Tools & Services		8,542,302

Machinery – 2.2%

Caterpillar, Inc.	14,308	5,242,880

Cummins, Inc.	4,254	1,253,441

Deere & Co.	10,044	4,125,473

Dover Corp.	2,870	508,535

Fortive Corp.	5,246	451,261

Graco, Inc.	2,021	188,883

IDEX Corp.	775	189,116

Illinois Tool Works, Inc.	4,377	1,174,480

Ingersoll Rand, Inc.	5,741	545,108

Lincoln Electric Holdings, Inc.	74	18,903

Nordson Corp.	670	183,942

Otis Worldwide Corp.	5,593	555,217

PACCAR, Inc.	16,902	2,093,989

Parker-Hannifin Corp.	2,538	1,410,595

Snap-on, Inc.	1,056	312,808

Stanley Black & Decker, Inc.	865	84,709

Westinghouse Air Brake Technologies Corp.	3,099	451,462

Xylem, Inc.	1,728	223,327

Total Machinery		19,014,129

See Notes to Financial Statements.

40	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. LargeCap Fund (EPS)

March 31, 2024

Investments	Shares	Value

Media – 1.2%

Charter Communications, Inc., Class A*	4,349	$1,263,950

Comcast Corp., Class A	144,889	6,280,938

Fox Corp., Class A	18,024	563,610

Interpublic Group of Cos., Inc.	9,905	323,200

Liberty Broadband Corp., Class C*	2,259	129,283

News Corp., Class A	6,567	171,924

Omnicom Group, Inc.	5,754	556,757

Sirius XM Holdings, Inc.(a)	82,218	319,006

Trade Desk, Inc., Class A*	3,256	284,640

Total Media		9,893,308

Metals & Mining – 0.6%

Nucor Corp.	10,683	2,114,166

Reliance, Inc.	1,525	509,624

Southern Copper Corp.(a)	13,615	1,450,270

Steel Dynamics, Inc.	8,515	1,262,178

Total Metals & Mining		5,336,238

Multi-Utilities – 0.6%

Ameren Corp.	3,658	270,546

CenterPoint Energy, Inc.	10,652	303,476

CMS Energy Corp.	4,356	262,841

Consolidated Edison, Inc.	5,919	537,504

Dominion Energy, Inc.	20,575	1,012,084

DTE Energy Co.	3,070	344,270

NiSource, Inc.	6,797	188,005

Public Service Enterprise Group, Inc.	8,423	562,488

Sempra	14,015	1,006,697

WEC Energy Group, Inc.	4,628	380,051

Total Multi-Utilities		4,867,962

Office REITs – 0.0%

Alexandria Real Estate Equities, Inc.	1,037	133,680

Oil, Gas & Consumable Fuels – 7.4%

APA Corp.	12,566	432,019

Cheniere Energy, Inc.	14,434	2,327,916

Chesapeake Energy Corp.	3,895	345,993

Chevron Corp.	66,492	10,488,448

ConocoPhillips	35,490	4,517,167

Coterra Energy, Inc.	30,446	848,835

Devon Energy Corp.	30,096	1,510,217

Diamondback Energy, Inc.	8,093	1,603,790

EOG Resources, Inc.	19,643	2,511,161

EQT Corp.	6,553	242,920

Exxon Mobil Corp.	155,670	18,095,081

Hess Corp.	3,677	561,257

HF Sinclair Corp.	10,293	621,388

Kinder Morgan, Inc.	45,610	836,487

Marathon Oil Corp.	22,059	625,152

Marathon Petroleum Corp.	21,904	4,413,656

Occidental Petroleum Corp.	26,860	1,745,631

ONEOK, Inc.	11,422	915,702

Ovintiv, Inc.	9,669	501,821

Phillips 66	21,905	3,577,963

Pioneer Natural Resources Co.	8,262	2,168,775

Targa Resources Corp.	1,957	219,165

Valero Energy Corp.	19,399	3,311,215

Williams Cos., Inc.	21,856	851,728

Total Oil, Gas & Consumable Fuels		63,273,487

Passenger Airlines – 0.3%

Delta Air Lines, Inc.	34,611	1,656,828

Southwest Airlines Co.	6,268	182,963

United Airlines Holdings, Inc.*	18,828	901,485

Total Passenger Airlines		2,741,276

Personal Care Products – 0.1%

Coty, Inc., Class A*	7,270	86,949

Kenvue, Inc.	38,914	835,095

Total Personal Care Products		922,044

Pharmaceuticals – 3.0%

Bristol-Myers Squibb Co.	112,402	6,095,561

Eli Lilly & Co.	6,164	4,795,345

Johnson & Johnson	62,837	9,940,185

Merck & Co., Inc.	27,894	3,680,613

Zoetis, Inc.	4,341	734,541

Total Pharmaceuticals		25,246,245

Professional Services – 0.5%

Automatic Data Processing, Inc.	5,165	1,289,907

Booz Allen Hamilton Holding Corp.	1,579	234,387

Broadridge Financial Solutions, Inc.	1,455	298,071

Dayforce, Inc.*(a)	1,317	87,199

Equifax, Inc.	1,151	307,916

Jacobs Solutions, Inc.	2,056	316,069

Leidos Holdings, Inc.	2,771	363,250

Paychex, Inc.	3,938	483,586

Paycom Software, Inc.	613	121,993

SS&C Technologies Holdings, Inc.	5,934	381,972

Verisk Analytics, Inc.	1,402	330,493

Total Professional Services		4,214,843

Real Estate Management & Development – 0.1%

CBRE Group, Inc., Class A*	4,773	464,126

CoStar Group, Inc.*	2,810	271,446

Total Real Estate Management & Development		735,572

Residential REITs – 0.2%

American Homes 4 Rent, Class A	2,387	87,794

AvalonBay Communities, Inc.	1,561	289,659

Camden Property Trust	772	75,965

Equity LifeStyle Properties, Inc.	1,849	119,076

Equity Residential	3,105	195,956

Essex Property Trust, Inc.	486	118,978

Invitation Homes, Inc.	4,368	155,544

Mid-America Apartment Communities, Inc.	954	125,527

Sun Communities, Inc.	755	97,078

UDR, Inc.	2,588	96,817

Total Residential REITs		1,362,394

See Notes to Financial Statements.

WisdomTree Trust	41

Schedule of Investments (continued)

WisdomTree U.S. LargeCap Fund (EPS)

March 31, 2024

Investments	Shares	Value

Retail REITs – 0.2%

Kimco Realty Corp.	4,277	$83,872

Realty Income Corp.	4,846	262,169

Regency Centers Corp.	1,927	116,699

Simon Property Group, Inc.	5,363	839,256

Total Retail REITs		1,301,996

Semiconductors & Semiconductor Equipment – 6.7%

Analog Devices, Inc.	11,892	2,352,119

Applied Materials, Inc.	19,191	3,957,760

Broadcom, Inc.	7,551	10,008,171

Enphase Energy, Inc.*	5,034	609,013

Intel Corp.	29,640	1,309,199

KLA Corp.	2,848	1,989,527

Lam Research Corp.	2,633	2,558,144

Microchip Technology, Inc.	18,310	1,642,590

Monolithic Power Systems, Inc.	836	566,323

NVIDIA Corp.	23,905	21,599,602

ON Semiconductor Corp.*	15,535	1,142,599

QUALCOMM, Inc.	28,937	4,899,034

Skyworks Solutions, Inc.	7,439	805,793

Teradyne, Inc.	4,556	514,053

Texas Instruments, Inc.	18,051	3,144,665

Total Semiconductors & Semiconductor Equipment		57,098,592

Software – 9.3%

Adobe, Inc.*	4,847	2,445,796

ANSYS, Inc.*	1,874	650,578

AppLovin Corp., Class A*	8,163	565,043

Atlassian Corp., Class A*	2,120	413,633

Autodesk, Inc.*	3,893	1,013,815

Bentley Systems, Inc., Class B	6,869	358,699

Cadence Design Systems, Inc.*	2,833	881,856

Crowdstrike Holdings, Inc., Class A*	2,018	646,951

Datadog, Inc., Class A*	3,631	448,792

Dynatrace, Inc.*	6,874	319,229

Fair Isaac Corp.*	362	452,359

Fortinet, Inc.*	13,829	944,659

Gen Digital, Inc.	31,074	696,058

HubSpot, Inc.*	692	433,580

Intuit, Inc.	3,243	2,107,950

Manhattan Associates, Inc.*	1,291	323,047

Microsoft Corp.	115,142	48,442,542

Nutanix, Inc., Class A*	7,277	449,136

Oracle Corp.	50,272	6,314,666

Palantir Technologies, Inc., Class A*	24,010	552,470

Palo Alto Networks, Inc.*	3,017	857,220

PTC, Inc.*	2,667	503,903

Roper Technologies, Inc.	1,703	955,110

Salesforce, Inc.	12,188	3,670,782

ServiceNow, Inc.*	1,495	1,139,788

Synopsys, Inc.*	1,694	968,121

Tyler Technologies, Inc.*	919	390,584

Unity Software, Inc.*(a)	11,367	303,499

Workday, Inc., Class A*	2,822	769,700

Zoom Video Communications, Inc., Class A*	12,251	800,848

Zscaler, Inc.*	1,906	367,153

Total Software		79,187,567

Specialized REITs – 0.5%

American Tower Corp.	2,921	577,160

Crown Castle, Inc.	4,111	435,067

Digital Realty Trust, Inc.	2,488	358,372

Equinix, Inc.	601	496,023

Extra Space Storage, Inc.	1,727	253,869

Gaming & Leisure Properties, Inc.	3,422	157,652

Iron Mountain, Inc.	2,887	231,566

Public Storage	2,400	696,144

SBA Communications Corp.	658	142,589

VICI Properties, Inc.	26,070	776,625

Weyerhaeuser Co.	6,782	243,542

Total Specialized REITs		4,368,609

Specialty Retail – 2.0%

AutoZone, Inc.*	322	1,014,831

Best Buy Co., Inc.	5,531	453,708

Burlington Stores, Inc.*	476	110,522

Five Below, Inc.*	319	57,860

Floor & Decor Holdings, Inc., Class A*	576	74,661

Home Depot, Inc.	17,613	6,756,347

Lowe’s Cos., Inc.	13,779	3,509,925

O’Reilly Automotive, Inc.*	835	942,615

Penske Automotive Group, Inc.	2,061	333,861

Ross Stores, Inc.	4,168	611,696

TJX Cos., Inc.	15,504	1,572,416

Tractor Supply Co.	1,533	401,217

Ulta Beauty, Inc.*	792	414,121

Williams-Sonoma, Inc.	1,261	400,405

Total Specialty Retail		16,654,185

Technology Hardware, Storage & Peripherals – 5.2%

Apple, Inc.	219,864	37,702,279

Hewlett Packard Enterprise Co.	73,555	1,304,130

HP, Inc.	51,011	1,541,552

NetApp, Inc.	7,564	793,993

Pure Storage, Inc., Class A*	13,324	692,715

Super Micro Computer, Inc.*	1,908	1,927,137

Total Technology Hardware, Storage & Peripherals		43,961,806

Textiles, Apparel & Luxury Goods – 0.2%

Deckers Outdoor Corp.*	277	260,729

NIKE, Inc., Class B	15,014	1,411,016

Total Textiles, Apparel & Luxury Goods		1,671,745

Tobacco – 0.8%

Altria Group, Inc.	74,076	3,231,195

Philip Morris International, Inc.	36,316	3,327,272

Total Tobacco		6,558,467

Trading Companies & Distributors – 0.3%

Fastenal Co.	6,004	463,148

See Notes to Financial Statements.

42	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. LargeCap Fund (EPS)

March 31, 2024

Investments	Shares	Value

United Rentals, Inc.	1,979	$1,427,077

Watsco, Inc.	492	212,529

WW Grainger, Inc.	732	744,664

Total Trading Companies & Distributors		2,847,418

Water Utilities – 0.0%

American Water Works Co., Inc.	1,972	240,998

Essential Utilities, Inc.	3,802	140,864

Total Water Utilities		381,862

Wireless Telecommunication Services – 0.3%

T-Mobile U.S., Inc.	17,788	2,903,357
Total United States		848,975,014

South Korea – 0.0%

Broadline Retail – 0.0%

Coupang, Inc.*	11,664	207,503
TOTAL COMMON STOCKS (Cost: $642,011,822)		849,182,517

EXCHANGE-TRADED FUND – 0.1%

United States – 0.1%

WisdomTree U.S. High Dividend Fund(b) (Cost: $603,835)	7,978	691,373

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%

United States – 0.0%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(c)
(Cost: $1,928)	1,928	1,928

TOTAL INVESTMENTS IN SECURITIES – 99.9% (Cost: $642,617,585)		849,875,818

Other Assets less Liabilities – 0.1%		872,412

NET ASSETS – 100.0%		$850,748,230
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $1,746,410 and the total market value of the collateral held by the Fund was $1,782,415. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,780,487.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2024.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2024 were as follows:

Affiliate	Value at 3/31/2023	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2024	Dividend Income
WisdomTree U.S. High Dividend Fund	$151,624	$5,870,965	$5,437,207	$43,699	$62,292	$691,373	$71,000

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$849,182,517	$—	$—	$849,182,517
Exchange-Traded Fund	691,373	—	—	691,373
Investment of Cash Collateral for Securities Loaned	—	1,928	—	1,928
Total Investments in Securities	$849,873,890	$1,928	$—	$849,875,818

See Notes to Financial Statements.

WisdomTree Trust	43

Schedule of Investments

WisdomTree U.S. MidCap Dividend Fund (DON)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 99.8%

United States – 99.5%

Aerospace & Defense – 1.1%

BWX Technologies, Inc.	88,925	$9,125,484

Curtiss-Wright Corp.	18,764	4,802,458

Hexcel Corp.	55,490	4,042,447

Huntington Ingalls Industries, Inc.	44,722	13,035,121

Moog, Inc., Class A	17,579	2,806,487

Woodward, Inc.	34,357	5,295,101

Total Aerospace & Defense		39,107,098

Air Freight & Logistics – 0.4%

CH Robinson Worldwide, Inc.	168,519	12,831,037

Automobile Components – 0.7%

BorgWarner, Inc.	181,628	6,309,757

Gentex Corp.	292,116	10,551,230

Lear Corp.	71,578	10,370,220

Total Automobile Components		27,231,207

Automobiles – 0.4%

Harley-Davidson, Inc.	179,696	7,859,903

Thor Industries, Inc.	58,588	6,874,716

Total Automobiles		14,734,619

Banks – 7.6%

Bank OZK	291,503	13,251,726

BOK Financial Corp.	104,494	9,613,448

Cadence Bank	337,381	9,784,049

Columbia Banking System, Inc.	633,202	12,252,459

Comerica, Inc.	392,997	21,610,905

Commerce Bancshares, Inc.	147,997	7,873,440

Cullen/Frost Bankers, Inc.	120,476	13,561,983

East West Bancorp, Inc.	304,227	24,067,398

First Financial Bankshares, Inc.	218,242	7,160,520

FNB Corp.	760,023	10,716,324

Glacier Bancorp, Inc.	222,728	8,971,484

Home BancShares, Inc.	493,508	12,125,492

New York Community Bancorp, Inc.(a)	2,277,733	7,334,300

Old National Bancorp	550,147	9,578,059

Pinnacle Financial Partners, Inc.	54,682	4,696,090

Prosperity Bancshares, Inc.	174,572	11,483,346

SouthState Corp.	107,462	9,137,494

Synovus Financial Corp.	346,116	13,865,407

United Bankshares, Inc.	304,721	10,905,965

Valley National Bancorp	1,216,377	9,682,361

Webster Financial Corp.	299,954	15,228,665

Western Alliance Bancorp	161,411	10,360,972

Wintrust Financial Corp.	88,349	9,222,752

Zions Bancorp NA	331,667	14,394,348

Total Banks		276,878,987

Beverages – 0.6%

Coca-Cola Consolidated, Inc.	4,193	3,548,997

Molson Coors Beverage Co., Class B	273,905	18,420,111

Total Beverages		21,969,108

Broadline Retail – 0.4%

Dillard’s, Inc., Class A	6,229	2,937,846

Macy’s, Inc.	571,598	11,426,244

Total Broadline Retail		14,364,090

Building Products – 3.1%

AAON, Inc.	45,206	3,982,649

Advanced Drainage Systems, Inc.	40,094	6,905,790

AO Smith Corp.	113,915	10,190,836

Armstrong World Industries, Inc.	49,276	6,121,065

Carlisle Cos., Inc.	30,848	12,087,789

Fortune Brands Innovations, Inc.	90,898	7,696,334

Lennox International, Inc.	29,150	14,247,354

Masco Corp.	309,388	24,404,525

Owens Corning	71,726	11,963,897

Simpson Manufacturing Co., Inc.	24,772	5,082,719

UFP Industries, Inc.	57,147	7,029,652

Zurn Elkay Water Solutions Corp.	126,257	4,225,822

Total Building Products		113,938,432

Capital Markets – 4.5%

Affiliated Managers Group, Inc.	17,321	2,900,748

Blue Owl Capital, Inc.	987,866	18,631,153

Carlyle Group, Inc.	705,882	33,112,924

Evercore, Inc., Class A	44,993	8,665,202

Franklin Resources, Inc.	1,156,689	32,514,528

Hamilton Lane, Inc., Class A	59,675	6,728,953

Houlihan Lokey, Inc.	58,714	7,526,548

Interactive Brokers Group, Inc., Class A	52,921	5,911,805

Jefferies Financial Group, Inc.	367,863	16,222,758

MarketAxess Holdings, Inc.	24,115	5,287,214

Morningstar, Inc.	22,052	6,800,175

SEI Investments Co.	150,351	10,810,237

Stifel Financial Corp.	129,006	10,084,399

Total Capital Markets		165,196,644

Chemicals – 4.3%

Albemarle Corp.	88,665	11,680,727

Ashland, Inc.	57,749	5,623,020

Balchem Corp.	17,466	2,706,357

Cabot Corp.	94,782	8,738,900

Celanese Corp.	109,969	18,899,272

CF Industries Holdings, Inc.	213,537	17,768,414

Chemours Co.	271,883	7,139,648

Eastman Chemical Co.	223,907	22,439,959

Element Solutions, Inc.	233,616	5,835,728

HB Fuller Co.	39,816	3,174,928

Huntsman Corp.	371,795	9,677,824

Mosaic Co.	394,330	12,799,952

NewMarket Corp.	13,120	8,326,214

Olin Corp.	122,897	7,226,344

RPM International, Inc.	115,954	13,792,728

Total Chemicals		155,830,015

Commercial Services & Supplies – 0.3%

MSA Safety, Inc.	26,091	5,050,957

See Notes to Financial Statements.

44	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. MidCap Dividend Fund (DON)

March 31, 2024

Investments	Shares	Value

Tetra Tech, Inc.	26,623	$4,917,534

Total Commercial Services & Supplies		9,968,491

Communications Equipment – 0.7%

Juniper Networks, Inc.	496,949	18,416,930

Ubiquiti, Inc.(a)	75,821	8,783,863

Total Communications Equipment		27,200,793

Construction & Engineering – 0.9%

AECOM	73,859	7,244,091

Comfort Systems USA, Inc.	19,316	6,136,886

EMCOR Group, Inc.	23,766	8,322,853

MDU Resources Group, Inc.	301,718	7,603,294

Valmont Industries, Inc.	15,338	3,501,359

Total Construction & Engineering		32,808,483

Construction Materials – 0.1%

Eagle Materials, Inc.	19,863	5,397,770

Consumer Finance – 2.0%

Ally Financial, Inc.	581,065	23,585,429

FirstCash Holdings, Inc.	48,204	6,147,938

OneMain Holdings, Inc.	380,380	19,433,614

Synchrony Financial	594,985	25,655,753

Total Consumer Finance		74,822,734

Consumer Staples Distribution & Retail – 0.7%

Albertsons Cos., Inc., Class A	924,206	19,814,977

Casey’s General Stores, Inc.	20,353	6,481,413

Total Consumer Staples Distribution & Retail		26,296,390

Containers & Packaging – 4.2%

AptarGroup, Inc.	67,819	9,758,476

Berry Global Group, Inc.	108,331	6,551,859

Crown Holdings, Inc.	72,698	5,762,043

Graphic Packaging Holding Co.(a)	428,567	12,505,585

International Paper Co.	837,651	32,685,142

Packaging Corp. of America	193,137	36,653,540

Sealed Air Corp.	203,780	7,580,616

Silgan Holdings, Inc.	115,422	5,604,892

Sonoco Products Co.	279,971	16,193,523

Westrock Co.	380,614	18,821,362

Total Containers & Packaging		152,117,038

Distributors – 0.8%

LKQ Corp.	367,374	19,621,445

Pool Corp.	25,630	10,341,705

Total Distributors		29,963,150

Diversified Consumer Services – 0.9%

ADT, Inc.	1,080,899	7,263,641

H&R Block, Inc.	329,071	16,160,677

Service Corp. International	142,628	10,584,424

Total Diversified Consumer Services		34,008,742

Diversified REITs – 0.8%

WP Carey, Inc.	504,745	28,487,808

Diversified Telecommunication Services – 0.1%

Iridium Communications, Inc.	102,197	2,673,474

Electric Utilities – 3.9%

Alliant Energy Corp.	439,285	22,139,964

Evergy, Inc.	569,768	30,414,216

IDACORP, Inc.	89,199	8,285,695

NRG Energy, Inc.	353,270	23,912,846

OGE Energy Corp.	634,323	21,757,279

Pinnacle West Capital Corp.	364,210	27,217,413

Portland General Electric Co.	243,009	10,206,378

Total Electric Utilities		143,933,791

Electrical Equipment – 0.3%

Acuity Brands, Inc.	15,587	4,188,695

Regal Rexnord Corp.	43,161	7,773,296

Total Electrical Equipment		11,961,991

Electronic Equipment, Instruments & Components – 1.0%

Avnet, Inc.	140,099	6,946,108

Badger Meter, Inc.	21,765	3,521,795

Jabil, Inc.	68,522	9,178,522

Littelfuse, Inc.	17,360	4,207,196

TD SYNNEX Corp.	71,502	8,086,876

Vontier Corp.	78,470	3,559,399

Total Electronic Equipment, Instruments & Components		35,499,896

Energy Equipment & Services – 0.5%

ChampionX Corp.	207,648	7,452,487

NOV, Inc.	257,110	5,018,787

Patterson-UTI Energy, Inc.	608,539	7,265,956

Total Energy Equipment & Services		19,737,230

Entertainment – 0.2%

Endeavor Group Holdings, Inc., Class A	183,949	4,733,008

TKO Group Holdings, Inc.	44,135	3,813,705

Total Entertainment		8,546,713

Financial Services – 4.1%

Corebridge Financial, Inc.	1,410,241	40,516,224

Enact Holdings, Inc.	296,595	9,247,832

Equitable Holdings, Inc.	486,036	18,474,228

Jack Henry & Associates, Inc.	49,453	8,591,470

Jackson Financial, Inc., Class A	223,031	14,751,270

MGIC Investment Corp.	578,498	12,935,215

PennyMac Financial Services, Inc.	36,499	3,324,694

Radian Group, Inc.	425,401	14,238,172

Voya Financial, Inc.	125,302	9,262,324

Western Union Co.	1,226,756	17,150,049

Total Financial Services		148,491,478

Food Products – 3.7%

Campbell Soup Co.	539,817	23,994,866

Conagra Brands, Inc.	1,132,178	33,557,756

Flowers Foods, Inc.	656,353	15,588,384

Ingredion, Inc.	147,641	17,251,851

JM Smucker Co.	191,930	24,158,229

Lamb Weston Holdings, Inc.	87,353	9,305,715

Lancaster Colony Corp.	46,718	9,700,058

Seaboard Corp.	588	1,895,665

Total Food Products		135,452,524

See Notes to Financial Statements.

WisdomTree Trust	45

Schedule of Investments (continued)

WisdomTree U.S. MidCap Dividend Fund (DON)

March 31, 2024

Investments	Shares	Value

Gas Utilities – 1.4%

National Fuel Gas Co.	277,127	$14,887,262

New Jersey Resources Corp.	198,663	8,524,629

Southwest Gas Holdings, Inc.	154,797	11,784,696

UGI Corp.	649,676	15,943,049

Total Gas Utilities		51,139,636

Ground Transportation – 0.6%

Landstar System, Inc.	51,671	9,960,102

Ryder System, Inc.	69,583	8,363,181

Schneider National, Inc., Class B	107,941	2,443,784

Total Ground Transportation		20,767,067

Health Care Equipment & Supplies – 0.3%

Dentsply Sirona, Inc.	204,341	6,782,078

Teleflex, Inc.	23,506	5,316,352

Total Health Care Equipment & Supplies		12,098,430

Health Care Providers & Services – 0.6%

Chemed Corp.	7,665	4,920,393

Encompass Health Corp.	80,462	6,644,552

Ensign Group, Inc.	28,702	3,571,103

Universal Health Services, Inc., Class B	31,839	5,809,344

Total Health Care Providers & Services		20,945,392

Hotel & Resort REITs – 0.6%

Host Hotels & Resorts, Inc.	751,715	15,545,466

Ryman Hospitality Properties, Inc.	57,125	6,604,221

Total Hotel & Resort REITs		22,149,687

Hotels, Restaurants & Leisure – 2.8%

Aramark	208,008	6,764,420

Boyd Gaming Corp.	94,129	6,336,764

Choice Hotels International, Inc.	46,388	5,861,124

Churchill Downs, Inc.	38,186	4,725,517

Domino’s Pizza, Inc.	33,054	16,423,872

Hyatt Hotels Corp., Class A	22,942	3,662,002

Texas Roadhouse, Inc.	101,900	15,740,493

Vail Resorts, Inc.	74,548	16,611,531

Wendy’s Co.	657,252	12,382,628

Wingstop, Inc.	15,277	5,597,493

Wyndham Hotels & Resorts, Inc.	121,106	9,294,885

Total Hotels, Restaurants & Leisure		103,400,729

Household Durables – 1.0%

Installed Building Products, Inc.	23,947	6,195,807

KB Home	111,066	7,872,358

Meritage Homes Corp.	19,216	3,371,639

Tempur Sealy International, Inc.	105,636	6,002,238

Toll Brothers, Inc.	90,811	11,748,219

Total Household Durables		35,190,261

Household Products – 0.3%

Reynolds Consumer Products, Inc.	387,459	11,065,829

Independent Power & Renewable Electricity Producers – 1.5%

Clearway Energy, Inc., Class A	112,150	2,412,347

Clearway Energy, Inc., Class C	274,587	6,329,230

Ormat Technologies, Inc.	35,873	2,374,434

Vistra Corp.	617,116	42,982,129

Total Independent Power & Renewable Electricity Producers		54,098,140

Industrial REITs – 0.7%

Americold Realty Trust, Inc.	138,087	3,441,128

EastGroup Properties, Inc.	24,635	4,428,634

First Industrial Realty Trust, Inc.	64,523	3,390,038

Rexford Industrial Realty, Inc.	100,417	5,050,975

STAG Industrial, Inc.	209,556	8,055,333

Terreno Realty Corp.	42,660	2,832,624

Total Industrial REITs		27,198,732

Insurance – 6.0%

American Financial Group, Inc.	103,289	14,096,883

Assurant, Inc.	68,002	12,800,697

CNA Financial Corp.	514,853	23,384,623

F&G Annuities & Life, Inc.(a)	142,846	5,792,405

Fidelity National Financial, Inc.	559,174	29,692,139

First American Financial Corp.	185,163	11,304,201

Globe Life, Inc.	55,055	6,406,750

Hanover Insurance Group, Inc.	49,827	6,784,943

Kinsale Capital Group, Inc.	12,154	6,377,690

Lincoln National Corp.	554,731	17,712,561

Old Republic International Corp.	704,372	21,638,308

Primerica, Inc.	37,403	9,461,463

Reinsurance Group of America, Inc.	103,024	19,871,269

RLI Corp.	56,128	8,333,324

Selective Insurance Group, Inc.	65,924	7,196,923

Unum Group	338,467	18,162,139

Total Insurance		219,016,318

Leisure Products – 0.6%

Acushnet Holdings Corp.	86,021	5,673,085

Brunswick Corp.	78,580	7,584,542

Polaris, Inc.	95,935	9,605,012

Total Leisure Products		22,862,639

Life Sciences Tools & Services – 0.3%

Bio-Techne Corp.	78,897	5,553,560

Bruker Corp.	74,402	6,989,324

Total Life Sciences Tools & Services		12,542,884

Machinery – 5.7%

AGCO Corp.	61,991	7,626,133

Allison Transmission Holdings, Inc.	128,310	10,413,640

Crane Co.	28,424	3,840,935

Donaldson Co., Inc.	156,852	11,713,707

Esab Corp.	29,926	3,308,918

Federal Signal Corp.	39,356	3,340,144

Flowserve Corp.	214,449	9,796,030

Franklin Electric Co., Inc.	44,016	4,701,349

Graco, Inc.	103,042	9,630,305

IDEX Corp.	50,023	12,206,612

ITT, Inc.	73,410	9,985,962

Lincoln Electric Holdings, Inc.	62,777	16,035,757

See Notes to Financial Statements.

46	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. MidCap Dividend Fund (DON)

March 31, 2024

Investments	Shares	Value

Mueller Industries, Inc.	136,479	$7,360,313

Nordson Corp.	34,846	9,566,621

Oshkosh Corp.	61,843	7,712,441

Snap-on, Inc.	103,332	30,609,005

Stanley Black & Decker, Inc.	271,039	26,542,849

Timken Co.	106,706	9,329,306

Toro Co.	93,063	8,527,363

Watts Water Technologies, Inc., Class A	20,468	4,350,473

Total Machinery		206,597,863

Media – 1.8%

Fox Corp., Class A	254,191	7,948,553

Fox Corp., Class B	250,028	7,155,801

Interpublic Group of Cos., Inc.	759,644	24,787,184

New York Times Co., Class A	127,161	5,495,898

News Corp., Class A	224,489	5,877,122

News Corp., Class B(a)	133,296	3,606,990

Nexstar Media Group, Inc.	71,290	12,282,554

Total Media		67,154,102

Metals & Mining – 0.5%

Alpha Metallurgical Resources, Inc.	9,596	3,177,907

Commercial Metals Co.	100,423	5,901,860

Royal Gold, Inc.	50,688	6,174,305

U.S. Steel Corp.	112,950	4,606,101

Total Metals & Mining		19,860,173

Multi-Utilities – 0.6%

NiSource, Inc.	796,264	22,024,662

Office REITs – 0.1%

Kilroy Realty Corp.	60,088	2,189,006

Oil, Gas & Consumable Fuels – 6.7%

Antero Midstream Corp.	1,559,627	21,928,356

APA Corp.	457,498	15,728,781

Chesapeake Energy Corp.	202,808	18,015,435

Chord Energy Corp.	136,674	24,360,774

Civitas Resources, Inc.	308,378	23,408,974

DT Midstream, Inc.	237,129	14,488,582

EQT Corp.	307,906	11,414,075

Equitrans Midstream Corp.	1,270,670	15,870,668

HF Sinclair Corp.	310,349	18,735,769

Magnolia Oil & Gas Corp., Class A(a)	243,589	6,321,135

Matador Resources Co.	98,106	6,550,538

Murphy Oil Corp.	218,395	9,980,651

New Fortress Energy, Inc.(a)	124,096	3,796,097

Ovintiv, Inc.	388,016	20,138,030

PBF Energy, Inc., Class A	161,609	9,303,830

Permian Resources Corp.	437,838	7,732,219

Range Resources Corp.	148,787	5,122,736

SM Energy Co.	122,042	6,083,794

Texas Pacific Land Corp.	13,077	7,565,175

Total Oil, Gas & Consumable Fuels		246,545,619

Paper & Forest Products – 0.2%

Louisiana-Pacific Corp.	67,871	5,695,056

Passenger Airlines – 0.6%

Southwest Airlines Co.	775,246	22,629,431

Personal Care Products – 0.2%

Inter Parfums, Inc.	50,748	7,130,601

Pharmaceuticals – 1.0%

Viatris, Inc.	2,942,098	35,128,650

Professional Services – 2.3%

Concentrix Corp.	39,077	2,587,679

Dun & Bradstreet Holdings, Inc.	487,701	4,896,518

Exponent, Inc.	42,279	3,496,051

Insperity, Inc.	60,799	6,664,178

KBR, Inc.	84,267	5,364,437

Leidos Holdings, Inc.	97,243	12,747,585

ManpowerGroup, Inc.	107,606	8,354,530

Maximus, Inc.	52,885	4,437,051

Paycom Software, Inc.	29,610	5,892,686

Robert Half, Inc.	128,179	10,162,031

Science Applications International Corp.	51,212	6,677,533

SS&C Technologies Holdings, Inc.	221,014	14,226,671

Total Professional Services		85,506,950

Residential REITs – 2.4%

American Homes 4 Rent, Class A	185,326	6,816,290

Apartment Income REIT Corp.	240,499	7,809,003

Camden Property Trust	98,610	9,703,224

Equity LifeStyle Properties, Inc.	92,984	5,988,170

Essex Property Trust, Inc.	76,781	18,796,757

Mid-America Apartment Communities, Inc.	158,161	20,810,824

UDR, Inc.	436,823	16,341,548

Total Residential REITs		86,265,816

Retail REITs – 2.1%

Agree Realty Corp.	48,108	2,747,929

Brixmor Property Group, Inc.	537,566	12,605,923

Federal Realty Investment Trust	139,218	14,216,942

Kimco Realty Corp.	822,804	16,135,186

NNN REIT, Inc.	426,708	18,237,500

Phillips Edison & Co., Inc.	59,465	2,133,010

Regency Centers Corp.	186,004	11,264,402

Total Retail REITs		77,340,892

Semiconductors & Semiconductor Equipment – 0.8%

Amkor Technology, Inc.	167,267	5,392,688

MKS Instruments, Inc.	47,128	6,268,024

Power Integrations, Inc.	42,117	3,013,471

Teradyne, Inc.	80,938	9,132,235

Universal Display Corp.	24,812	4,179,581

Total Semiconductors & Semiconductor Equipment		27,985,999

Software – 0.9%

Bentley Systems, Inc., Class B	144,486	7,545,059

Dolby Laboratories, Inc., Class A	69,304	5,805,596

Gen Digital, Inc.	720,138	16,131,091

Pegasystems, Inc.	42,027	2,716,625

Total Software		32,198,371

See Notes to Financial Statements.

WisdomTree Trust	47

Schedule of Investments (concluded)

WisdomTree U.S. MidCap Dividend Fund (DON)

March 31, 2024

Investments	Shares	Value

Specialized REITs – 2.0%

CubeSmart	486,081	$21,980,583

Gaming & Leisure Properties, Inc.	524,356	24,157,081

Lamar Advertising Co., Class A	191,230	22,834,774

Rayonier, Inc.	75,976	2,525,442

Total Specialized REITs		71,497,880

Specialty Retail – 3.1%

Academy Sports & Outdoors, Inc.	42,264	2,854,511

American Eagle Outfitters, Inc.	340,484	8,781,082

Bath & Body Works, Inc.	272,045	13,607,691

Dick’s Sporting Goods, Inc.	92,983	20,908,157

Gap, Inc.	552,151	15,211,760

Group 1 Automotive, Inc.	7,922	2,315,046

Lithia Motors, Inc.	14,247	4,286,353

Murphy USA, Inc.	11,172	4,683,302

Penske Automotive Group, Inc.	73,559	11,915,823

Williams-Sonoma, Inc.	89,104	28,293,193

Total Specialty Retail		112,856,918

Textiles, Apparel & Luxury Goods – 1.4%

Columbia Sportswear Co.(a)	77,734	6,310,446

Levi Strauss & Co., Class A(a)	213,528	4,268,425

PVH Corp.	28,339	3,984,747

Ralph Lauren Corp.	74,989	14,079,935

Tapestry, Inc.	508,630	24,149,752

Total Textiles, Apparel & Luxury Goods		52,793,305

Trading Companies & Distributors – 1.6%

Air Lease Corp.	139,189	7,159,882

Applied Industrial Technologies, Inc.	29,493	5,826,342

Boise Cascade Co.	29,754	4,563,371

GATX Corp.	43,005	5,763,960

MSC Industrial Direct Co., Inc., Class A	125,001	12,130,097

Watsco, Inc.(a)	42,270	18,259,372

WESCO International, Inc.	29,416	5,038,373

Total Trading Companies & Distributors		58,741,397

Water Utilities – 0.5%

Essential Utilities, Inc.	457,149	16,937,370
Total United States		3,639,005,538

Puerto Rico – 0.3%

Banks – 0.3%

Popular, Inc.	126,773	11,167,434
TOTAL COMMON STOCKS (Cost: $3,022,853,971)		3,650,172,972

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.3%

United States – 0.3%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(b)

(Cost: $11,185,491)	11,185,491	11,185,491

TOTAL INVESTMENTS IN SECURITIES – 100.1% (Cost: $3,034,039,462)		3,661,358,463

Other Assets less Liabilities – (0.1)%		(3,240,441)

NET ASSETS – 100.0%		$3,658,118,022
(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $22,142,217 and the total market value of the collateral held by the Fund was $22,628,382. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $11,442,891.

(b)	Rate shown represents annualized 7-day yield as of March 31, 2024.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2024 were as follows:

Affiliate	Value at 3/31/2023	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2024	Dividend Income
WisdomTree U.S. LargeCap Dividend Fund^	$—	$53,920,391	$54,336,765	$416,374	$—	$—	$190,251
^	As of March 31, 2024, the Fund did not hold a position in this affiliate.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$3,650,172,972	$—	$—	$3,650,172,972
Investment of Cash Collateral for Securities Loaned	—	11,185,491	—	11,185,491
Total Investments in Securities	$3,650,172,972	$11,185,491	$—	$3,661,358,463

See Notes to Financial Statements.

48	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. MidCap Fund (EZM)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 99.8%

United States – 99.5%

Aerospace & Defense – 1.1%

AeroVironment, Inc.*	2,314	$354,690

BWX Technologies, Inc.	13,268	1,361,562

Curtiss-Wright Corp.	5,764	1,475,238

Hexcel Corp.	8,263	601,960

Huntington Ingalls Industries, Inc.	7,792	2,271,134

Leonardo DRS, Inc.*	36,839	813,774

Moog, Inc., Class A	5,674	905,854

Woodward, Inc.	7,066	1,089,012

Total Aerospace & Defense		8,873,224

Air Freight & Logistics – 0.1%

GXO Logistics, Inc.*	20,908	1,124,014

Automobile Components – 1.3%

BorgWarner, Inc.	105,257	3,656,628

Fox Factory Holding Corp.*	12,416	646,501

Gentex Corp.	46,339	1,673,765

LCI Industries	2,434	299,528

Lear Corp.	18,730	2,713,603

Modine Manufacturing Co.*	10,627	1,011,584

Visteon Corp.*	5,558	653,676

Total Automobile Components		10,655,285

Automobiles – 0.7%

Harley-Davidson, Inc.	86,130	3,767,326

Thor Industries, Inc.	13,858	1,626,098

Total Automobiles		5,393,424

Banks – 8.5%

Ameris Bancorp	20,372	985,597

Associated Banc-Corp.	67,253	1,446,612

BancFirst Corp.	7,723	679,856

Bank OZK	50,937	2,315,596

BOK Financial Corp.	28,107	2,585,844

Cadence Bank	46,150	1,338,350

Cathay General Bancorp	32,218	1,218,807

Columbia Banking System, Inc.	69,394	1,342,774

Comerica, Inc.	86,196	4,739,918

Commerce Bancshares, Inc.	32,952	1,753,046

Cullen/Frost Bankers, Inc.	23,309	2,623,894

East West Bancorp, Inc.	66,041	5,224,504

First Financial Bankshares, Inc.	25,538	837,902

First Interstate BancSystem, Inc., Class A	35,789	973,819

FNB Corp.(a)	161,514	2,277,347

Glacier Bancorp, Inc.(a)	23,056	928,696

Hancock Whitney Corp.	38,705	1,781,978

Home BancShares, Inc.(a)	59,211	1,454,814

International Bancshares Corp.	27,998	1,571,808

New York Community Bancorp, Inc.(a)	559,187	1,800,582

Old National Bancorp	134,930	2,349,131

Pinnacle Financial Partners, Inc.(a)	23,584	2,025,394

Prosperity Bancshares, Inc.	25,038	1,647,000

ServisFirst Bancshares, Inc.	13,672	907,274

SouthState Corp.	22,674	1,927,970

Synovus Financial Corp.	72,441	2,901,986

Texas Capital Bancshares, Inc.*	21,805	1,342,098

TFS Financial Corp.	25,511	320,418

UMB Financial Corp.	17,136	1,490,661

United Bankshares, Inc.	37,732	1,350,428

United Community Banks, Inc.	34,360	904,355

Valley National Bancorp(a)	220,085	1,751,877

Webster Financial Corp.	79,499	4,036,164

Western Alliance Bancorp	55,131	3,538,859

Wintrust Financial Corp.	23,914	2,496,382

Zions Bancorp NA	74,367	3,227,528

Total Banks		70,099,269

Beverages – 0.4%

Boston Beer Co., Inc., Class A*	1,013	308,377

Coca-Cola Consolidated, Inc.	3,179	2,690,737

National Beverage Corp.*	11,875	563,588

Total Beverages		3,562,702

Biotechnology – 0.4%

ACADIA Pharmaceuticals, Inc.*	18,156	335,705

Exelixis, Inc.*	29,673	704,140

Halozyme Therapeutics, Inc.*(a)	29,508	1,200,386

Ionis Pharmaceuticals, Inc.*	13,141	569,662

Krystal Biotech, Inc.*	2,553	454,255

Total Biotechnology		3,264,148

Broadline Retail – 1.0%

Dillard’s, Inc., Class A	7,330	3,457,121

Etsy, Inc.*	15,351	1,054,921

Macy’s, Inc.	171,444	3,427,166

Ollie’s Bargain Outlet Holdings, Inc.*	7,248	576,723

Total Broadline Retail		8,515,931

Building Products – 1.6%

AAON, Inc.	9,990	880,119

AO Smith Corp.	26,067	2,331,954

Armstrong World Industries, Inc.(a)	8,749	1,086,801

AZEK Co., Inc.*	13,911	698,610

CSW Industrials, Inc.	2,276	533,950

Fortune Brands Innovations, Inc.	26,907	2,278,216

Simpson Manufacturing Co., Inc.	7,769	1,594,043

Trex Co., Inc.*	11,314	1,128,571

UFP Industries, Inc.	17,106	2,104,209

Zurn Elkay Water Solutions Corp.	19,878	665,317

Total Building Products		13,301,790

Capital Markets – 2.3%

Affiliated Managers Group, Inc.	22,130	3,706,111

Blue Owl Capital, Inc.	70,834	1,335,929

Cohen & Steers, Inc.	6,934	533,155

Evercore, Inc., Class A	7,513	1,446,929

Hamilton Lane, Inc., Class A	6,224	701,818

Houlihan Lokey, Inc.(a)	9,201	1,179,476

Interactive Brokers Group, Inc., Class A	24,779	2,768,062

Jefferies Financial Group, Inc.	32,347	1,426,503

See Notes to Financial Statements.

WisdomTree Trust	49

Schedule of Investments (continued)

WisdomTree U.S. MidCap Fund (EZM)

March 31, 2024

Investments	Shares	Value

MarketAxess Holdings, Inc.	3,357	$736,022

Moelis & Co., Class A	6,185	351,123

Piper Sandler Cos.	2,852	566,094

SEI Investments Co.	26,160	1,880,904

Stifel Financial Corp.	30,224	2,362,610

Total Capital Markets		18,994,736

Chemicals – 1.7%

Ashland, Inc.	10,701	1,041,956

Avient Corp.	19,631	851,985

Balchem Corp.	4,112	637,154

Cabot Corp.	15,007	1,383,645

Chemours Co.	51,599	1,354,990

Element Solutions, Inc.	54,755	1,367,780

HB Fuller Co.	9,798	781,293

Huntsman Corp.	17,863	464,974

Innospec, Inc.	5,160	665,330

NewMarket Corp.	2,704	1,716,012

Olin Corp.	48,307	2,840,452

Quaker Chemical Corp.	2,727	559,717

Scotts Miracle-Gro Co.(a)	5,262	392,493

Total Chemicals		14,057,781

Commercial Services & Supplies – 0.9%

ABM Industries, Inc.	19,449	867,814

Brink’s Co.	12,768	1,179,508

Casella Waste Systems, Inc., Class A*	4,645	459,251

Clean Harbors, Inc.*	8,303	1,671,477

MSA Safety, Inc.	5,489	1,062,616

Stericycle, Inc.*	13,786	727,211

Tetra Tech, Inc.	6,569	1,213,360

UniFirst Corp.	2,662	461,671

Total Commercial Services & Supplies		7,642,908

Communications Equipment – 0.8%

Calix, Inc.*	10,362	343,604

Ciena Corp.*	30,637	1,514,999

Juniper Networks, Inc.	94,485	3,501,614

Ubiquiti, Inc.	13,422	1,554,939

Total Communications Equipment		6,915,156

Construction & Engineering – 1.3%

API Group Corp.*	47,876	1,880,091

Arcosa, Inc.	6,504	558,433

Comfort Systems USA, Inc.	5,250	1,667,977

Dycom Industries, Inc.*	7,292	1,046,621

Fluor Corp.*	36,785	1,555,270

MDU Resources Group, Inc.	45,440	1,145,088

Valmont Industries, Inc.	5,625	1,284,075

WillScot Mobile Mini Holdings Corp.*	31,298	1,455,357

Total Construction & Engineering		10,592,912

Construction Materials – 0.6%

Eagle Materials, Inc.	9,613	2,612,333

Knife River Corp.*	15,932	1,291,766

Summit Materials, Inc., Class A*	20,107	896,169

Total Construction Materials		4,800,268

Consumer Finance – 1.4%

Ally Financial, Inc.	129,280	5,247,475

Credit Acceptance Corp.*(a)	2,554	1,408,659

FirstCash Holdings, Inc.	7,673	978,614

OneMain Holdings, Inc.	54,642	2,791,660

SLM Corp.	67,954	1,480,718

Total Consumer Finance		11,907,126

Consumer Staples Distribution & Retail – 0.5%

BJ’s Wholesale Club Holdings, Inc.*	28,513	2,157,008

Grocery Outlet Holding Corp.*	15,264	439,298

Sprouts Farmers Market, Inc.*	23,968	1,545,457

Total Consumer Staples Distribution & Retail		4,141,763

Containers & Packaging – 1.9%

AptarGroup, Inc.	8,642	1,243,497

Berry Global Group, Inc.	49,937	3,020,190

Graphic Packaging Holding Co.(a)	134,515	3,925,148

Greif, Inc., Class A	19,564	1,350,894

Sealed Air Corp.	55,536	2,065,939

Silgan Holdings, Inc.	35,484	1,723,103

Sonoco Products Co.(a)	36,435	2,107,401

Total Containers & Packaging		15,436,172

Diversified Consumer Services – 1.2%

ADT, Inc.	256,258	1,722,054

Bright Horizons Family Solutions, Inc.*(a)	5,948	674,265

Coursera, Inc.*	13,947	195,537

Duolingo, Inc.*	3,315	731,222

Frontdoor, Inc.*	18,893	615,534

Grand Canyon Education, Inc.*	5,687	774,626

H&R Block, Inc.	47,135	2,314,800

Service Corp. International	30,275	2,246,708

Stride, Inc.*	9,355	589,833

Total Diversified Consumer Services		9,864,579

Diversified REITs – 0.2%

Broadstone Net Lease, Inc.	45,411	711,590

Essential Properties Realty Trust, Inc.	28,230	752,612

Total Diversified REITs		1,464,202

Diversified Telecommunication Services – 0.4%

Cogent Communications Holdings, Inc.	37,529	2,451,770

Frontier Communications Parent, Inc.*	24,783	607,183

Globalstar, Inc.*(a)	186,454	274,087

Total Diversified Telecommunication Services		3,333,040

Electric Utilities – 1.0%

ALLETE, Inc.	14,785	881,777

IDACORP, Inc.	10,151	942,926

MGE Energy, Inc.	6,123	482,003

OGE Energy Corp.	41,075	1,408,873

Otter Tail Corp.	13,631	1,177,718

Pinnacle West Capital Corp.	22,850	1,707,580

PNM Resources, Inc.	21,173	796,952

Portland General Electric Co.	19,319	811,398

Total Electric Utilities		8,209,227

See Notes to Financial Statements.

50	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. MidCap Fund (EZM)

March 31, 2024

Investments	Shares	Value

Electrical Equipment – 1.6%

Acuity Brands, Inc.	8,875	$2,384,979

Atkore, Inc.	21,375	4,068,945

Encore Wire Corp.	9,291	2,441,489

EnerSys	11,720	1,107,071

Regal Rexnord Corp.	18,601	3,350,040

Total Electrical Equipment		13,352,524

Electronic Equipment, Instruments & Components – 3.2%

Advanced Energy Industries, Inc.	7,148	728,953

Arrow Electronics, Inc.*	34,023	4,404,618

Avnet, Inc.	54,158	2,685,154

Badger Meter, Inc.	2,692	435,593

Belden, Inc.	16,317	1,511,117

Coherent Corp.*	27,862	1,688,994

Crane NXT Co.	15,451	956,417

Insight Enterprises, Inc.*(a)	7,661	1,421,269

IPG Photonics Corp.*	4,317	391,509

Itron, Inc.*	6,949	642,921

Littelfuse, Inc.	4,677	1,133,471

Plexus Corp.*	5,904	559,817

Sanmina Corp.*	27,835	1,730,780

TD SYNNEX Corp.	40,074	4,532,369

Vishay Intertechnology, Inc.(a)	62,113	1,408,723

Vontier Corp.	50,283	2,280,837

Total Electronic Equipment, Instruments & Components		26,512,542

Energy Equipment & Services – 1.3%

Cactus, Inc., Class A(a)	19,388	971,145

ChampionX Corp.	43,402	1,557,698

Helmerich & Payne, Inc.	47,190	1,984,811

Liberty Energy, Inc.(a)	117,272	2,429,876

NOV, Inc.	77,240	1,507,725

Patterson-UTI Energy, Inc.	112,643	1,344,957

Tidewater, Inc.*	5,928	545,376

Total Energy Equipment & Services		10,341,588

Entertainment – 0.4%

Endeavor Group Holdings, Inc., Class A	29,172	750,596

Madison Square Garden Sports Corp.*	1,440	265,709

TKO Group Holdings, Inc.	6,718	580,502

Warner Music Group Corp., Class A	45,077	1,488,442

Total Entertainment		3,085,249

Financial Services – 3.3%

Enact Holdings, Inc.	81,088	2,528,324

Euronet Worldwide, Inc.*	13,932	1,531,545

Jackson Financial, Inc., Class A	62,719	4,148,235

MGIC Investment Corp.	147,419	3,296,289

Mr. Cooper Group, Inc.*	24,707	1,925,911

PennyMac Financial Services, Inc.	9,764	889,403

Radian Group, Inc.	88,894	2,975,282

Remitly Global, Inc.*	18,991	393,873

Shift4 Payments, Inc., Class A*(a)	8,377	553,468

Voya Financial, Inc.	39,939	2,952,291

Walker & Dunlop, Inc.	5,798	585,946

Western Union Co.	190,193	2,658,898

WEX, Inc.*	12,261	2,912,355

Total Financial Services		27,351,820

Food Products – 1.1%

Flowers Foods, Inc.	47,346	1,124,467

Ingredion, Inc.	20,523	2,398,113

J & J Snack Foods Corp.	2,086	301,552

Lancaster Colony Corp.	3,507	728,158

Pilgrim’s Pride Corp.*	23,202	796,293

Post Holdings, Inc.*	14,538	1,545,099

Seaboard Corp.	436	1,405,629

Simply Good Foods Co.*	15,351	522,395

Total Food Products		8,821,706

Gas Utilities – 0.8%

National Fuel Gas Co.	35,249	1,893,576

New Jersey Resources Corp.	22,229	953,847

ONE Gas, Inc.	14,341	925,425

Spire, Inc.	12,817	786,579

UGI Corp.	99,750	2,447,865

Total Gas Utilities		7,007,292

Ground Transportation – 1.2%

ArcBest Corp.(a)	6,683	952,328

Avis Budget Group, Inc.(a)	26,953	3,300,664

Hertz Global Holdings, Inc.*(a)	220,367	1,725,474

Landstar System, Inc.	6,523	1,257,373

Ryder System, Inc.	22,510	2,705,477

Total Ground Transportation		9,941,316

Health Care Equipment & Supplies – 1.6%

CONMED Corp.	3,416	273,553

Dentsply Sirona, Inc.	44,820	1,487,576

Enovis Corp.*	10,569	660,034

Envista Holdings Corp.*	50,966	1,089,653

Globus Medical, Inc., Class A*	20,579	1,103,858

Haemonetics Corp.*	8,520	727,182

Inari Medical, Inc.*(a)	8,973	430,524

Integer Holdings Corp.*(a)	6,316	736,951

Integra LifeSciences Holdings Corp.*	23,397	829,424

Lantheus Holdings, Inc.*	20,180	1,256,003

Masimo Corp.*(a)	6,946	1,020,020

Merit Medical Systems, Inc.*(a)	10,013	758,485

Penumbra, Inc.*	3,490	778,898

QuidelOrtho Corp.*	16,249	778,977

Shockwave Medical, Inc.*	5,124	1,668,528

Total Health Care Equipment & Supplies		13,599,666

Health Care Providers & Services – 3.0%

Acadia Healthcare Co., Inc.*	15,023	1,190,122

Amedisys, Inc.*	5,146	474,255

AMN Healthcare Services, Inc.*	19,877	1,242,511

Chemed Corp.	1,917	1,230,580

CorVel Corp.*	1,637	430,466

DaVita, Inc.*	24,586	3,394,097

Encompass Health Corp.	20,466	1,690,082

See Notes to Financial Statements.

WisdomTree Trust	51

Schedule of Investments (continued)

WisdomTree U.S. MidCap Fund (EZM)

March 31, 2024

Investments	Shares	Value

Ensign Group, Inc.	8,725	$1,085,565

HealthEquity, Inc.*	8,423	687,570

Henry Schein, Inc.*	35,957	2,715,473

Option Care Health, Inc.*	32,014	1,073,750

Progyny, Inc.*	6,629	252,896

R1 RCM, Inc.*(a)	35,109	452,204

Select Medical Holdings Corp.	37,063	1,117,449

Surgery Partners, Inc.*(a)	12,353	368,490

Tenet Healthcare Corp.*	34,776	3,655,305

Universal Health Services, Inc., Class B	19,761	3,605,592

Total Health Care Providers & Services		24,666,407

Health Care REITs – 0.0%

CareTrust REIT, Inc.	12,542	305,649

Health Care Technology – 0.3%

Doximity, Inc., Class A*	29,458	792,715

Evolent Health, Inc., Class A*(a)	13,287	435,681

Teladoc Health, Inc.*	55,177	833,172

Total Health Care Technology		2,061,568

Hotel & Resort REITs – 0.1%

Ryman Hospitality Properties, Inc.	8,526	985,691

Hotels, Restaurants & Leisure – 3.1%

Aramark	59,056	1,920,501

Boyd Gaming Corp.	41,088	2,766,044

Cava Group, Inc.*	9,671	677,454

Choice Hotels International, Inc.	10,016	1,265,522

Churchill Downs, Inc.	11,717	1,449,979

Hilton Grand Vacations, Inc.*	41,409	1,954,919

Hyatt Hotels Corp., Class A	14,966	2,388,873

Life Time Group Holdings, Inc.*	21,124	327,844

Light & Wonder, Inc.*	8,384	855,923

Marriott Vacations Worldwide Corp.	19,322	2,081,559

Planet Fitness, Inc., Class A*	10,078	631,185

Red Rock Resorts, Inc., Class A	16,163	966,871

Texas Roadhouse, Inc.	8,912	1,376,637

Travel & Leisure Co.	38,939	1,906,453

United Parks & Resorts, Inc.*	18,428	1,035,838

Vail Resorts, Inc.	4,605	1,026,132

Wendy’s Co.	41,593	783,612

Wingstop, Inc.	2,563	939,083

Wyndham Hotels & Resorts, Inc.	15,366	1,179,340

Total Hotels, Restaurants & Leisure		25,533,769

Household Durables – 4.0%

Installed Building Products, Inc.	6,514	1,685,367

KB Home	44,285	3,138,921

Leggett & Platt, Inc.	28,715	549,892

LGI Homes, Inc.*	5,688	661,913

M/I Homes, Inc.*	16,184	2,205,717

MDC Holdings, Inc.	27,801	1,748,961

Meritage Homes Corp.	20,132	3,532,361

Skyline Champion Corp.*(a)	14,107	1,199,236

Taylor Morrison Home Corp.*	69,305	4,308,692

Tempur Sealy International, Inc.	37,204	2,113,931

Toll Brothers, Inc.	64,561	8,352,257

Tri Pointe Homes, Inc.*	48,303	1,867,394

Worthington Enterprises, Inc.	21,983	1,368,002

Total Household Durables		32,732,644

Household Products – 0.2%

Reynolds Consumer Products, Inc.	38,640	1,103,558

WD-40 Co.	1,271	321,957

Total Household Products		1,425,515

Independent Power & Renewable Electricity Producers – 0.1%

Clearway Energy, Inc., Class C	15,472	356,630

Ormat Technologies, Inc.(a)	6,727	445,260

Total Independent Power & Renewable Electricity Producers		801,890

Industrial REITs – 0.4%

EastGroup Properties, Inc.	4,343	780,741

First Industrial Realty Trust, Inc.	18,453	969,521

LXP Industrial Trust	19,835	178,912

STAG Industrial, Inc.	19,624	754,346

Terreno Realty Corp.	11,178	742,219

Total Industrial REITs		3,425,739

Insurance – 4.2%

American Equity Investment Life Holding Co.*	31,296	1,759,461

American Financial Group, Inc.	27,377	3,736,413

Assurant, Inc.	15,196	2,860,495

Brighthouse Financial, Inc.*	49,559	2,554,271

CNO Financial Group, Inc.	38,368	1,054,353

F&G Annuities & Life, Inc.(a)	29,589	1,199,834

First American Financial Corp.	13,959	852,197

Genworth Financial, Inc., Class A*	209,552	1,347,419

Kinsale Capital Group, Inc.	2,528	1,326,543

Lincoln National Corp.	118,391	3,780,225

Old Republic International Corp.	96,734	2,971,668

Primerica, Inc.	8,860	2,241,226

RLI Corp.	4,994	741,459

Ryan Specialty Holdings, Inc.	16,693	926,461

Selective Insurance Group, Inc.	10,529	1,149,451

Unum Group	119,489	6,411,780

Total Insurance		34,913,256

Interactive Media & Services – 0.6%

Match Group, Inc.*	58,446	2,120,421

Yelp, Inc.*	8,786	346,168

Ziff Davis, Inc.*	17,905	1,128,731

ZoomInfo Technologies, Inc.*	105,354	1,688,825

Total Interactive Media & Services		5,284,145

IT Services – 0.4%

DigitalOcean Holdings, Inc.*(a)	17,319	661,239

DXC Technology Co.*	111,226	2,359,104

Total IT Services		3,020,343

Leisure Products – 1.0%

Acushnet Holdings Corp.	14,916	983,710

Brunswick Corp.	29,302	2,828,229

Mattel, Inc.*	77,581	1,536,880

See Notes to Financial Statements.

52	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. MidCap Fund (EZM)

March 31, 2024

Investments	Shares	Value

Polaris, Inc.	26,370	$2,640,164

YETI Holdings, Inc.*	13,934	537,156

Total Leisure Products		8,526,139

Life Sciences Tools & Services – 0.6%

Azenta, Inc.*	3,684	222,071

Bruker Corp.	21,216	1,993,031

Fortrea Holdings, Inc.*	13,552	543,977

Medpace Holdings, Inc.*	3,557	1,437,562

Sotera Health Co.*(a)	62,004	744,668

Total Life Sciences Tools & Services		4,941,309

Machinery – 4.7%

AGCO Corp.(a)	38,026	4,677,959

Albany International Corp., Class A	5,465	511,032

Allison Transmission Holdings, Inc.	42,477	3,447,433

Chart Industries, Inc.*(a)	6,789	1,118,284

Crane Co.	5,369	725,513

Donaldson Co., Inc.	21,810	1,628,771

Enpro, Inc.	3,977	671,198

Esab Corp.	12,610	1,394,288

ESCO Technologies, Inc.	3,460	370,393

Federal Signal Corp.	7,388	627,020

Flowserve Corp.	25,489	1,164,338

Franklin Electric Co., Inc.	7,705	822,971

Hillenbrand, Inc.	23,757	1,194,740

ITT, Inc.	13,662	1,858,442

John Bean Technologies Corp.	5,294	555,288

Kadant, Inc.	1,691	554,817

Middleby Corp.*	14,886	2,393,520

Mueller Industries, Inc.	54,112	2,918,260

Oshkosh Corp.	21,692	2,705,209

RBC Bearings, Inc.*(a)	3,278	886,207

SPX Technologies, Inc.*	7,901	972,850

Terex Corp.	34,851	2,244,404

Timken Co.	24,348	2,128,746

Toro Co.	21,942	2,010,545

Watts Water Technologies, Inc., Class A	4,782	1,016,414

Total Machinery		38,598,642

Marine Transportation – 0.3%

Kirby Corp.*	10,183	970,644

Matson, Inc.	11,945	1,342,618

Total Marine Transportation		2,313,262

Media – 0.9%

Cable One, Inc.	614	259,802

Liberty Media Corp.-Liberty SiriusXM, Class C*(a)	82,238	2,443,291

New York Times Co., Class A	19,430	839,765

Nexstar Media Group, Inc.(a)	11,539	1,988,054

TEGNA, Inc.	121,711	1,818,362

Total Media		7,349,274

Metals & Mining – 2.6%

Alpha Metallurgical Resources, Inc.	9,427	3,121,940

Arch Resources, Inc.	14,111	2,268,908

ATI, Inc.*(a)	29,319	1,500,253

Carpenter Technology Corp.	6,313	450,874

Cleveland-Cliffs, Inc.*	65,969	1,500,135

Commercial Metals Co.	70,126	4,121,305

Hecla Mining Co.	42,118	202,588

MP Materials Corp.*(a)	40,227	575,246

Royal Gold, Inc.	7,398	901,150

U.S. Steel Corp.	126,179	5,145,580

Warrior Met Coal, Inc.	28,862	1,751,923

Total Metals & Mining		21,539,902

Multi-Utilities – 0.3%

Avista Corp.	18,653	653,228

Black Hills Corp.	18,832	1,028,227

Northwestern Energy Group, Inc.	13,447	684,856

Total Multi-Utilities		2,366,311

Office REITs – 0.2%

Cousins Properties, Inc.	16,705	401,588

Kilroy Realty Corp.	23,201	845,212

Vornado Realty Trust(a)	13,614	391,675

Total Office REITs		1,638,475

Oil, Gas & Consumable Fuels – 6.6%

Antero Midstream Corp.	99,829	1,403,596

Antero Resources Corp.*	69,255	2,008,395

California Resources Corp.	29,677	1,635,203

Chord Energy Corp.	18,022	3,212,241

Civitas Resources, Inc.	44,167	3,352,717

CNX Resources Corp.*(a)	104,132	2,470,011

Comstock Resources, Inc.(a)	150,734	1,398,811

CONSOL Energy, Inc.	22,129	1,853,525

CVR Energy, Inc.(a)	76,550	2,729,773

DT Midstream, Inc.	22,407	1,369,068

Equitrans Midstream Corp.	113,769	1,420,975

Magnolia Oil & Gas Corp., Class A(a)	81,265	2,108,827

Matador Resources Co.	51,307	3,425,768

Murphy Oil Corp.	64,811	2,961,863

New Fortress Energy, Inc.(a)	38,041	1,163,674

Northern Oil & Gas, Inc.	56,188	2,229,540

PBF Energy, Inc., Class A	100,496	5,785,555

Peabody Energy Corp.(a)	102,836	2,494,801

Permian Resources Corp.	90,276	1,594,274

Range Resources Corp.	86,495	2,978,023

SM Energy Co.	67,639	3,371,804

Southwestern Energy Co.*	479,919	3,637,786

Total Oil, Gas & Consumable Fuels		54,606,230

Paper & Forest Products – 0.1%

Louisiana-Pacific Corp.	13,666	1,146,714

Passenger Airlines – 1.2%

Alaska Air Group, Inc.*	67,089	2,884,156

American Airlines Group, Inc.*	478,199	7,340,355

Total Passenger Airlines		10,224,511

Personal Care Products – 0.3%

BellRing Brands, Inc.*	13,289	784,450

See Notes to Financial Statements.

WisdomTree Trust	53

Schedule of Investments (continued)

WisdomTree U.S. MidCap Fund (EZM)

March 31, 2024

Investments	Shares	Value

elf Beauty, Inc.*	4,906	$961,723

Inter Parfums, Inc.	4,439	623,724

Total Personal Care Products		2,369,897

Pharmaceuticals – 1.0%

Amphastar Pharmaceuticals, Inc.*(a)	10,410	457,103

Corcept Therapeutics, Inc.*(a)	15,691	395,256

Elanco Animal Health, Inc.*	141,075	2,296,701

Organon & Co.	208,047	3,911,284

Prestige Consumer Healthcare, Inc.*	13,089	949,738

Total Pharmaceuticals		8,010,082

Professional Services – 3.0%

Alight, Inc., Class A*	144,428	1,422,616

ASGN, Inc.*	12,203	1,278,386

CACI International, Inc., Class A*	4,755	1,801,337

CBIZ, Inc.*	7,945	623,682

Concentrix Corp.	21,212	1,404,659

Dun & Bradstreet Holdings, Inc.	151,583	1,521,893

ExlService Holdings, Inc.*	30,315	964,017

Exponent, Inc.	5,167	427,259

FTI Consulting, Inc.*	4,206	884,480

ICF International, Inc.	3,312	498,887

Insperity, Inc.	7,122	780,642

KBR, Inc.	28,946	1,842,702

Korn Ferry	15,909	1,046,176

ManpowerGroup, Inc.	16,773	1,302,256

Maximus, Inc.	7,920	664,488

Parsons Corp.*	14,580	1,209,411

Paycor HCM, Inc.*(a)	16,771	326,028

Paylocity Holding Corp.*	7,606	1,307,167

Robert Half, Inc.	21,509	1,705,234

Science Applications International Corp.	12,306	1,604,579

TriNet Group, Inc.	14,079	1,865,327

Verra Mobility Corp.*(a)	30,043	750,174

Total Professional Services		25,231,400

Real Estate Management & Development – 0.3%

DigitalBridge Group, Inc.	16,431	316,625

Jones Lang LaSalle, Inc.*	7,969	1,554,672

St. Joe Co.	6,973	404,225

Total Real Estate Management & Development		2,275,522

Residential REITs – 0.4%

Apartment Income REIT Corp.	110,110	3,575,272

Retail REITs – 0.6%

Agree Realty Corp.	11,039	630,548

Brixmor Property Group, Inc.	57,840	1,356,348

Federal Realty Investment Trust	9,495	969,629

NNN REIT, Inc.	35,078	1,499,234

Phillips Edison & Co., Inc.	10,371	372,008

Tanger, Inc.	14,372	424,405

Total Retail REITs		5,252,172

Semiconductors & Semiconductor Equipment – 1.8%

Allegro MicroSystems, Inc.*	40,223	1,084,412

Amkor Technology, Inc.	54,905	1,770,137

Axcelis Technologies, Inc.*	6,691	746,180

Cirrus Logic, Inc.*	15,306	1,416,723

Diodes, Inc.*	15,447	1,089,013

FormFactor, Inc.*	7,776	354,819

Lattice Semiconductor Corp.*(a)	17,150	1,341,644

MACOM Technology Solutions Holdings, Inc.*	9,178	877,784

MKS Instruments, Inc.	15,900	2,114,700

Onto Innovation, Inc.*	5,836	1,056,783

Power Integrations, Inc.	5,355	383,150

Rambus, Inc.*	9,886	611,054

Silicon Laboratories, Inc.*	4,694	674,622

Synaptics, Inc.*	7,003	683,213

Universal Display Corp.	4,768	803,170

Total Semiconductors & Semiconductor Equipment		15,007,404

Software – 3.0%

ACI Worldwide, Inc.*	12,949	430,036

Alarm.com Holdings, Inc.*	7,242	524,828

Altair Engineering, Inc., Class A*(a)	5,243	451,684

Appfolio, Inc., Class A*	2,124	524,076

Bill Holdings, Inc.*	11,811	811,652

Blackbaud, Inc.*	8,105	600,905

BlackLine, Inc.*	7,607	491,260

Box, Inc., Class A*	28,214	799,020

Braze, Inc., Class A*	5,567	246,618

CCC Intelligent Solutions Holdings, Inc.*	61,111	730,888

CommVault Systems, Inc.*	5,928	601,277

DocuSign, Inc.*	42,567	2,534,865

Dolby Laboratories, Inc., Class A	8,193	686,328

DoubleVerify Holdings, Inc.*	15,083	530,318

Dropbox, Inc., Class A*	82,680	2,009,124

Five9, Inc.*	6,999	434,708

Freshworks, Inc., Class A*	17,873	325,467

Gitlab, Inc., Class A*	8,109	472,917

Guidewire Software, Inc.*	6,751	787,909

Informatica, Inc., Class A*	35,289	1,235,115

Instructure Holdings, Inc.*	18,627	398,245

Intapp, Inc.*	6,075	208,373

InterDigital, Inc.	7,606	809,735

MicroStrategy, Inc., Class A*(a)	952	1,622,741

nCino, Inc.*(a)	10,913	407,928

Pegasystems, Inc.	9,420	608,909

PowerSchool Holdings, Inc., Class A*	25,672	546,557

Procore Technologies, Inc.*	11,291	927,781

Qualys, Inc.*	3,654	609,743

Rapid7, Inc.*	5,906	289,630

Smartsheet, Inc., Class A*	11,075	426,388

Sprout Social, Inc., Class A*(a)	4,676	279,204

SPS Commerce, Inc.*	2,938	543,236

Tenable Holdings, Inc.*	10,690	528,407

Teradata Corp.*	15,787	610,483

Varonis Systems, Inc.*(a)	9,389	442,879

Workiva, Inc.*(a)	4,265	361,672

Total Software		24,850,906

See Notes to Financial Statements.

54	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. MidCap Fund (EZM)

March 31, 2024

Investments	Shares	Value

Specialized REITs – 0.6%

CubeSmart	34,049	$1,539,696

EPR Properties	11,278	478,751

Lamar Advertising Co., Class A	13,641	1,628,872

National Storage Affiliates Trust	14,250	558,030

PotlatchDeltic Corp.	5,545	260,726

Rayonier, Inc.	14,206	472,207

Total Specialized REITs		4,938,282

Specialty Retail – 4.4%

Abercrombie & Fitch Co., Class A*	9,899	1,240,642

Academy Sports & Outdoors, Inc.	36,547	2,468,384

American Eagle Outfitters, Inc.	47,116	1,215,122

Asbury Automotive Group, Inc.*	12,422	2,928,859

AutoNation, Inc.*	30,493	5,049,031

Bath & Body Works, Inc.	72,378	3,620,348

Dick’s Sporting Goods, Inc.	28,033	6,303,500

Gap, Inc.	31,667	872,426

Group 1 Automotive, Inc.	8,357	2,442,166

Lithia Motors, Inc.	14,012	4,215,650

Murphy USA, Inc.	5,375	2,253,200

RH*	4,949	1,723,539

Urban Outfitters, Inc.*	29,002	1,259,267

Valvoline, Inc.*	21,229	946,176

Total Specialty Retail		36,538,310

Textiles, Apparel & Luxury Goods – 2.5%

Columbia Sportswear Co.(a)	14,911	1,210,475

Crocs, Inc.*	26,415	3,798,477

Kontoor Brands, Inc.	15,283	920,801

PVH Corp.	21,249	2,987,822

Ralph Lauren Corp.	16,433	3,085,460

Skechers USA, Inc., Class A*	31,738	1,944,270

Steven Madden Ltd.	18,337	775,288

Tapestry, Inc.	106,509	5,057,047

Under Armour, Inc., Class A*	111,133	820,162

Total Textiles, Apparel & Luxury Goods		20,599,802

Trading Companies & Distributors – 2.8%

Air Lease Corp.	45,957	2,364,028

Applied Industrial Technologies, Inc.	7,752	1,531,408

Beacon Roofing Supply, Inc.*	20,522	2,011,567

Boise Cascade Co.	16,636	2,551,463

Core & Main, Inc., Class A*	51,534	2,950,322

GATX Corp.	8,281	1,109,902

GMS, Inc.*	19,613	1,909,129

Herc Holdings, Inc.	10,949	1,842,717

MSC Industrial Direct Co., Inc., Class A	12,783	1,240,462

Rush Enterprises, Inc., Class A	33,333	1,783,982

SiteOne Landscape Supply, Inc.*	4,866	849,360

WESCO International, Inc.	19,006	3,255,348

Total Trading Companies & Distributors		23,399,688

Water Utilities – 0.1%

American States Water Co.	5,829	421,087

California Water Service Group	3,705	172,208

Total Water Utilities		593,295
Total United States		823,212,777

Ghana – 0.1%

Oil, Gas & Consumable Fuels – 0.1%

Kosmos Energy Ltd.*(a)	194,873	1,161,443

Puerto Rico – 0.1%

Banks – 0.1%

First BanCorp	62,512	1,096,460

Singapore – 0.1%

Semiconductors & Semiconductor Equipment – 0.1%

Kulicke & Soffa Industries, Inc.	9,354	470,600
TOTAL COMMON STOCKS (Cost: $685,593,569)		825,941,280

EXCHANGE-TRADED FUND – 0.1%

United States – 0.1%

WisdomTree U.S. MidCap Dividend Fund(b)
(Cost: $688,191)	17,368	847,037

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.9%

United States – 0.9%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(c)
(Cost: $7,552,922)	7,552,922	7,552,922

TOTAL INVESTMENTS IN SECURITIES – 100.8% (Cost: $693,834,682)		834,341,239

Other Assets less Liabilities – (0.8)%		(6,649,011)

NET ASSETS – 100.0%		$827,692,228
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $63,296,188 and the total market value of the collateral held by the Fund was $64,609,000. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $57,056,078.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2024.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2024 were as follows:

Affiliate	Value at 3/31/2023	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2024	Dividend Income
WisdomTree U.S. MidCap Dividend Fund	$685,145	$5,938,645	$6,022,193	$107,167	$138,273	$847,037	$42,181

See Notes to Financial Statements.

WisdomTree Trust	55

Schedule of Investments (concluded)

WisdomTree U.S. MidCap Fund (EZM)

March 31, 2024

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$825,941,280	$—	$—	$825,941,280
Exchange-Traded Fund	847,037	—	—	847,037
Investment of Cash Collateral for Securities Loaned	—	7,552,922	—	7,552,922
Total Investments in Securities	$826,788,317	$7,552,922	$—	$834,341,239

See Notes to Financial Statements.

56	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. MidCap Quality Growth Fund (QMID)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 99.9%

United States – 99.9%

Aerospace & Defense – 0.5%

Leonardo DRS, Inc.*	1,032	$22,797

Beverages – 2.6%

Celsius Holdings, Inc.*	930	77,115

Coca-Cola Consolidated, Inc.	36	30,471

Total Beverages		107,586

Biotechnology – 2.4%

Exelixis, Inc.*	1,182	28,049

Halozyme Therapeutics, Inc.*	522	21,235

Neurocrine Biosciences, Inc.*	377	51,996

Total Biotechnology		101,280

Broadline Retail – 0.8%

Etsy, Inc.*	497	34,154

Building Products – 4.4%

AAON, Inc.	306	26,959

Advanced Drainage Systems, Inc.	306	52,706

Simpson Manufacturing Co., Inc.	168	34,470

Trex Co., Inc.*	420	41,895

UFP Industries, Inc.	240	29,522

Total Building Products		185,552

Capital Markets – 2.2%

Evercore, Inc., Class A	149	28,696

Houlihan Lokey, Inc.	264	33,842

MarketAxess Holdings, Inc.	141	30,914

Total Capital Markets		93,452

Chemicals – 0.5%

Cabot Corp.	216	19,915

Commercial Services & Supplies – 0.9%

Tetra Tech, Inc.	210	38,789

Communications Equipment – 0.7%

Ubiquiti, Inc.	240	27,804

Construction & Engineering – 1.9%

Comfort Systems USA, Inc.	138	43,844

WillScot Mobile Mini Holdings Corp.*	749	34,828

Total Construction & Engineering		78,672

Construction Materials – 0.9%

Eagle Materials, Inc.	137	37,230

Consumer Finance – 1.2%

Credit Acceptance Corp.*	48	26,474

OneMain Holdings, Inc.	474	24,217

Total Consumer Finance		50,691

Consumer Staples Distribution & Retail – 2.0%

BJ’s Wholesale Club Holdings, Inc.*	516	39,036

Performance Food Group Co.*	594	44,336

Total Consumer Staples Distribution & Retail		83,372

Electrical Equipment – 1.4%

Atkore, Inc.	144	27,412

Generac Holdings, Inc.*	246	31,030

Total Electrical Equipment		58,442

Electronic Equipment, Instruments & Components – 1.9%

Badger Meter, Inc.	114	18,446

Coherent Corp.*	599	36,311

Vontier Corp.	599	27,171

Total Electronic Equipment, Instruments & Components		81,928

Energy Equipment & Services – 0.6%

ChampionX Corp.	750	26,917

Entertainment – 0.7%

TKO Group Holdings, Inc.	324	27,997

Food Products – 0.7%

Darling Ingredients, Inc.*	630	29,301

Ground Transportation – 2.6%

Avis Budget Group, Inc.	148	18,124

Landstar System, Inc.	143	27,565

Saia, Inc.*	108	63,180

Total Ground Transportation		108,869

Health Care Equipment & Supplies – 3.2%

Inspire Medical Systems, Inc.*	119	25,560

Lantheus Holdings, Inc.*	270	16,805

Penumbra, Inc.*	145	32,361

QuidelOrtho Corp.*	251	12,033

Shockwave Medical, Inc.*	149	48,519

Total Health Care Equipment & Supplies		135,278

Health Care Providers & Services – 2.6%

Chemed Corp.	58	37,232

Ensign Group, Inc.	216	26,875

Option Care Health, Inc.*	684	22,941

R1 RCM, Inc.*	1,644	21,175

Total Health Care Providers & Services		108,223

Hotels, Restaurants & Leisure – 4.0%

Boyd Gaming Corp.	390	26,255

Choice Hotels International, Inc.	197	24,891

Churchill Downs, Inc.	288	35,640

Texas Roadhouse, Inc.	258	39,853

Wingstop, Inc.	114	41,770

Total Hotels, Restaurants & Leisure		168,409

Household Durables – 6.0%

Installed Building Products, Inc.	113	29,237

KB Home	312	22,115

Meritage Homes Corp.	144	25,266

Taylor Morrison Home Corp.*	426	26,484

Tempur Sealy International, Inc.	690	39,206

Toll Brothers, Inc.	414	53,559

TopBuild Corp.*	126	55,532

Total Household Durables		251,399

Insurance – 1.7%

Kinsale Capital Group, Inc.	84	44,078

RLI Corp.	174	25,834

Total Insurance		69,912

See Notes to Financial Statements.

WisdomTree Trust	57

Schedule of Investments (continued)

WisdomTree U.S. MidCap Quality Growth Fund (QMID)

March 31, 2024

Investments	Shares	Value

Interactive Media & Services – 1.3%

IAC, Inc.*	336	$17,922

Match Group, Inc.*	1,068	38,747

Total Interactive Media & Services		56,669

Leisure Products – 0.5%

Polaris, Inc.	228	22,827

Life Sciences Tools & Services – 4.5%

Bio-Techne Corp.	618	43,501

Charles River Laboratories International, Inc.*	203	55,003

Medpace Holdings, Inc.*	120	48,498

Repligen Corp.*	222	40,830

Total Life Sciences Tools & Services		187,832

Machinery – 5.0%

AGCO Corp.	294	36,168

Donaldson Co., Inc.	468	34,950

Franklin Electric Co., Inc.	180	19,226

Lincoln Electric Holdings, Inc.	222	56,708

Mueller Industries, Inc.	444	23,945

Toro Co.	408	37,385

Total Machinery		208,382

Media – 0.6%

Nexstar Media Group, Inc.	137	23,604

Metals & Mining – 2.6%

Cleveland-Cliffs, Inc.*	2,040	46,390

Commercial Metals Co.	456	26,799

U.S. Steel Corp.	848	34,581

Total Metals & Mining		107,770

Oil, Gas & Consumable Fuels – 9.0%

Antero Midstream Corp.	1,842	25,898

APA Corp.	1,170	40,225

Chesapeake Energy Corp.	498	44,237

Chord Energy Corp.	156	27,805

Civitas Resources, Inc.	360	27,328

HF Sinclair Corp.	713	43,044

Magnolia Oil & Gas Corp., Class A	804	20,864

Matador Resources Co.	456	30,447

New Fortress Energy, Inc.	810	24,778

PBF Energy, Inc., Class A	474	27,288

Permian Resources Corp.	1,962	34,649

Range Resources Corp.	930	32,020

Total Oil, Gas & Consumable Fuels		378,583

Paper & Forest Products – 0.6%

Louisiana-Pacific Corp.	282	23,663

Personal Care Products – 1.7%

BellRing Brands, Inc.*	504	29,751

elf Beauty, Inc.*	218	42,735

Total Personal Care Products		72,486

Professional Services – 4.2%

ExlService Holdings, Inc.*	648	20,606

Insperity, Inc.	144	15,784

Paycom Software, Inc.	235	46,767

Paylocity Holding Corp.*	221	37,981

Science Applications International Corp.	209	27,252

TriNet Group, Inc.	198	26,233

Total Professional Services		174,623

Semiconductors & Semiconductor Equipment – 3.8%

Allegro MicroSystems, Inc.*	737	19,870

Amkor Technology, Inc.	948	30,563

Lattice Semiconductor Corp.*	540	42,244

Onto Innovation, Inc.*	186	33,681

Universal Display Corp.	191	32,174

Total Semiconductors & Semiconductor Equipment		158,532

Software – 6.0%

Appfolio, Inc., Class A*	137	33,803

DocuSign, Inc.*	825	49,129

DoubleVerify Holdings, Inc.*	616	21,658

Dropbox, Inc., Class A*	1,332	32,368

Procore Technologies, Inc.*	558	45,851

Qualys, Inc.*	135	22,527

SPS Commerce, Inc.*	144	26,626

Vertex, Inc., Class A*	582	18,484

Total Software		250,446

Specialty Retail – 7.4%

Asbury Automotive Group, Inc.*	83	19,570

Chewy, Inc., Class A*	1,722	27,397

Dick’s Sporting Goods, Inc.	330	74,204

Five Below, Inc.*	222	40,266

Floor & Decor Holdings, Inc., Class A*	432	55,996

Lithia Motors, Inc.	108	32,493

Murphy USA, Inc.	83	34,793

RH*	77	26,816

Total Specialty Retail		311,535

Technology Hardware, Storage & Peripherals – 1.5%

Pure Storage, Inc., Class A*	1,188	61,764

Textiles, Apparel & Luxury Goods – 1.7%

Crocs, Inc.*	234	33,649

Skechers USA, Inc., Class A*	588	36,021

Total Textiles, Apparel & Luxury Goods		69,670

Trading Companies & Distributors – 3.1%

Boise Cascade Co.	156	23,926

Core & Main, Inc., Class A*	672	38,472

SiteOne Landscape Supply, Inc.*	180	31,419

WESCO International, Inc.	204	34,941

Total Trading Companies & Distributors		128,758

TOTAL INVESTMENTS IN SECURITIES – 99.9% (Cost: $3,877,058)		4,185,113

Other Assets less Liabilities – 0.1%		2,336

NET ASSETS – 100.0%		$4,187,449
*	Non-income producing security.

See Notes to Financial Statements.

58	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. MidCap Quality Growth Fund (QMID)

March 31, 2024

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$4,185,113	$—	$—	$4,185,113
Total Investments in Securities	$4,185,113	$—	$—	$4,185,113

See Notes to Financial Statements.

WisdomTree Trust	59

Schedule of Investments

WisdomTree U.S. Multifactor Fund (USMF)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 99.9%

United States – 99.9%

Aerospace & Defense – 1.6%

Curtiss-Wright Corp.	4,682	$1,198,311

Huntington Ingalls Industries, Inc.	3,663	1,067,655

Lockheed Martin Corp.	2,831	1,287,737

Textron, Inc.	10,916	1,047,172

Total Aerospace & Defense		4,600,875

Automobile Components – 0.9%

BorgWarner, Inc.	34,822	1,209,716

Lear Corp.	9,851	1,427,213

Total Automobile Components		2,636,929

Automobiles – 0.4%

General Motors Co.	26,778	1,214,382

Banks – 1.0%

First Citizens BancShares, Inc., Class A	386	631,110

JPMorgan Chase & Co.	6,495	1,300,949

Wells Fargo & Co.	15,943	924,056

Total Banks		2,856,115

Beverages – 0.6%

Coca-Cola Consolidated, Inc.	788	666,971

Molson Coors Beverage Co., Class B	15,497	1,042,173

Total Beverages		1,709,144

Biotechnology – 3.1%

AbbVie, Inc.	6,865	1,250,116

Amgen, Inc.	3,587	1,019,856

Exelixis, Inc.*	39,993	949,034

Gilead Sciences, Inc.	14,118	1,034,143

Incyte Corp.*	14,683	836,491

Neurocrine Biosciences, Inc.*	7,191	991,783

Regeneron Pharmaceuticals, Inc.*	1,104	1,062,589

United Therapeutics Corp.*	4,300	987,796

Vertex Pharmaceuticals, Inc.*	2,188	914,606

Total Biotechnology		9,046,414

Broadline Retail – 0.4%

Dillard’s, Inc., Class A	2,255	1,063,548

Building Products – 1.0%

AO Smith Corp.	11,925	1,066,811

Masco Corp.	11,657	919,504

Owens Corning	5,184	864,691

Total Building Products		2,851,006

Capital Markets – 2.3%

Ameriprise Financial, Inc.	2,497	1,094,784

Bank of New York Mellon Corp.	19,347	1,114,774

Cboe Global Markets, Inc.	7,612	1,398,553

CME Group, Inc.	6,144	1,322,742

Interactive Brokers Group, Inc., Class A	9,441	1,054,654

LPL Financial Holdings, Inc.	3,045	804,489

Total Capital Markets		6,789,996

Chemicals – 0.8%

CF Industries Holdings, Inc.	11,372	946,264

Ecolab, Inc.	6,128	1,414,955

Total Chemicals		2,361,219

Commercial Services & Supplies – 0.4%

Waste Management, Inc.	5,884	1,254,175

Communications Equipment – 4.8%

Cisco Systems, Inc.	76,068	3,796,554

F5, Inc.*	19,990	3,789,904

Juniper Networks, Inc.	64,956	2,407,270

Motorola Solutions, Inc.	10,988	3,900,520

Total Communications Equipment		13,894,248

Construction & Engineering – 0.6%

Comfort Systems USA, Inc.	1,960	622,712

EMCOR Group, Inc.	2,910	1,019,082

Total Construction & Engineering		1,641,794

Consumer Finance – 0.4%

American Express Co.	4,854	1,105,207

Consumer Staples Distribution & Retail – 2.1%

Albertsons Cos., Inc., Class A	51,753	1,109,584

Casey’s General Stores, Inc.	3,095	985,603

Kroger Co.	20,605	1,177,164

Sysco Corp.	12,422	1,008,418

U.S. Foods Holding Corp.*	16,831	908,369

Walmart, Inc.	16,611	999,484

Total Consumer Staples Distribution & Retail		6,188,622

Containers & Packaging – 0.9%

Graphic Packaging Holding Co.	48,673	1,420,278

Packaging Corp. of America	6,654	1,262,796

Total Containers & Packaging		2,683,074

Diversified Consumer Services – 0.6%

H&R Block, Inc.	33,519	1,646,118

Diversified Telecommunication Services – 0.8%

AT&T, Inc.	141,624	2,492,582

Electric Utilities – 1.5%

Entergy Corp.	10,593	1,119,468

NRG Energy, Inc.	14,513	982,385

OGE Energy Corp.	30,850	1,058,155

Pinnacle West Capital Corp.	14,729	1,100,698

Total Electric Utilities		4,260,706

Electrical Equipment – 0.3%

Acuity Brands, Inc.	3,145	845,156

Electronic Equipment, Instruments & Components – 2.9%

Jabil, Inc.	13,094	1,753,941

TD SYNNEX Corp.	31,409	3,552,358

Vontier Corp.	69,342	3,145,353

Total Electronic Equipment, Instruments & Components		8,451,652

See Notes to Financial Statements.

60	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Multifactor Fund (USMF)

March 31, 2024

Investments	Shares	Value

Entertainment – 2.5%

Electronic Arts, Inc.	23,391	$3,103,284

Netflix, Inc.*	2,732	1,659,226

Walt Disney Co.	20,178	2,468,980

Total Entertainment		7,231,490

Financial Services – 1.2%

Apollo Global Management, Inc.	7,635	858,556

Berkshire Hathaway, Inc., Class B*	3,389	1,425,142

Fiserv, Inc.*	8,352	1,334,817

Total Financial Services		3,618,515

Food Products – 1.7%

Conagra Brands, Inc.	33,597	995,815

General Mills, Inc.	15,111	1,057,317

Ingredion, Inc.	8,819	1,030,500

Kraft Heinz Co.	28,351	1,046,152

Post Holdings, Inc.*	9,305	988,935

Total Food Products		5,118,719

Health Care Equipment & Supplies – 1.5%

Boston Scientific Corp.*	16,429	1,125,222

Hologic, Inc.*	14,623	1,140,009

Stryker Corp.	2,903	1,038,897

Zimmer Biomet Holdings, Inc.	8,520	1,124,469

Total Health Care Equipment & Supplies		4,428,597

Health Care Providers & Services – 5.7%

Cardinal Health, Inc.	9,963	1,114,860

Cencora, Inc.	5,365	1,303,641

Centene Corp.*	12,703	996,931

Chemed Corp.	1,681	1,079,084

Cigna Group	2,159	784,127

CVS Health Corp.	11,992	956,482

DaVita, Inc.*	4,779	659,741

Elevance Health, Inc.	2,049	1,062,489

Encompass Health Corp.	14,394	1,188,657

HCA Healthcare, Inc.	3,110	1,037,278

Laboratory Corp. of America Holdings	5,047	1,102,568

McKesson Corp.	2,017	1,082,827

Molina Healthcare, Inc.*	2,427	997,084

Quest Diagnostics, Inc.	9,176	1,221,417

UnitedHealth Group, Inc.	2,410	1,192,227

Universal Health Services, Inc., Class B	4,793	874,531

Total Health Care Providers & Services		16,653,944

Hotel & Resort REITs – 1.5%

Host Hotels & Resorts, Inc.	107,504	2,223,183

Ryman Hospitality Properties, Inc.	19,032	2,200,289

Total Hotel & Resort REITs		4,423,472

Hotels, Restaurants & Leisure – 3.4%

Aramark	44,874	1,459,302

Chipotle Mexican Grill, Inc.*	560	1,627,791

Darden Restaurants, Inc.	10,953	1,830,794

Domino’s Pizza, Inc.	2,962	1,471,758

Expedia Group, Inc.*	6,525	898,819

Texas Roadhouse, Inc.	10,640	1,643,561

Wingstop, Inc.	3,142	1,151,229

Total Hotels, Restaurants & Leisure		10,083,254

Household Durables – 0.5%

PulteGroup, Inc.	11,724	1,414,149

Household Products – 1.1%

Colgate-Palmolive Co.	12,352	1,112,297

Kimberly-Clark Corp.	8,728	1,128,967

Procter & Gamble Co.	6,424	1,042,294

Total Household Products		3,283,558

Independent Power & Renewable Electricity Producers – 0.3%

Vistra Corp.	13,606	947,658

Insurance – 8.0%

Aflac, Inc.	14,700	1,262,142

American Financial Group, Inc.	9,073	1,238,283

Assurant, Inc.	5,950	1,120,028

Brown & Brown, Inc.	14,889	1,303,383

CNA Financial Corp.	28,115	1,276,983

Erie Indemnity Co., Class A	2,042	820,006

Globe Life, Inc.	10,989	1,278,790

Hartford Financial Services Group, Inc.	13,683	1,410,033

Loews Corp.	18,833	1,474,436

Markel Group, Inc.*	811	1,233,920

Marsh & McLennan Cos., Inc.	6,622	1,364,000

Old Republic International Corp.	42,370	1,301,606

Progressive Corp.	5,025	1,039,271

Reinsurance Group of America, Inc.	6,610	1,274,937

RLI Corp.	7,150	1,061,560

Selective Insurance Group, Inc.	10,743	1,172,813

Travelers Cos., Inc.	5,868	1,350,462

Unum Group	18,402	987,451

WR Berkley Corp.	14,690	1,299,184

Total Insurance		23,269,288

IT Services – 7.4%

Akamai Technologies, Inc.*	31,343	3,408,865

Cognizant Technology Solutions Corp., Class A	43,897	3,217,211

Gartner, Inc.*	6,542	3,118,375

GoDaddy, Inc., Class A*	31,409	3,727,620

International Business Machines Corp.	21,435	4,093,228

VeriSign, Inc.*	20,896	3,960,001

Total IT Services		21,525,300

Life Sciences Tools & Services – 0.5%

Agilent Technologies, Inc.	5,774	840,175

Medpace Holdings, Inc.*	1,349	545,198

Total Life Sciences Tools & Services		1,385,373

Machinery – 1.4%

Allison Transmission Holdings, Inc.	10,456	848,609

Donaldson Co., Inc.	14,466	1,080,321

PACCAR, Inc.	9,669	1,197,892

Snap-on, Inc.	3,621	1,072,613

Total Machinery		4,199,435

See Notes to Financial Statements.

WisdomTree Trust	61

Schedule of Investments (continued)

WisdomTree U.S. Multifactor Fund (USMF)

March 31, 2024

Investments	Shares	Value

Media – 4.5%

Comcast Corp., Class A	64,228	$2,784,284

Fox Corp., Class A	89,305	2,792,567

Liberty Media Corp.-Liberty SiriusXM, Class C*	67,752	2,012,912

New York Times Co., Class A	58,450	2,526,209

Omnicom Group, Inc.	30,033	2,905,993

Total Media		13,021,965

Metals & Mining – 0.7%

Reliance, Inc.	3,276	1,094,774

Steel Dynamics, Inc.	6,288	932,070

Total Metals & Mining		2,026,844

Multi-Utilities – 0.4%

Consolidated Edison, Inc.	12,077	1,096,712

Oil, Gas & Consumable Fuels – 4.0%

APA Corp.	25,253	868,198

Chord Energy Corp.	6,168	1,099,384

Diamondback Energy, Inc.	5,726	1,134,722

EOG Resources, Inc.	8,593	1,098,529

Exxon Mobil Corp.	11,171	1,298,517

HF Sinclair Corp.	16,082	970,870

Marathon Petroleum Corp.	6,312	1,271,868

Ovintiv, Inc.	14,667	761,217

Phillips 66	7,944	1,297,573

Southwestern Energy Co.*	106,758	809,226

Valero Energy Corp.	6,950	1,186,296

Total Oil, Gas & Consumable Fuels		11,796,400

Pharmaceuticals – 1.5%

Bristol-Myers Squibb Co.	22,338	1,211,390

Johnson & Johnson	8,137	1,287,192

Merck & Co., Inc.	9,222	1,216,843

Viatris, Inc.	63,951	763,575

Total Pharmaceuticals		4,479,000

Professional Services – 3.1%

Broadridge Financial Solutions, Inc.	5,522	1,131,237

CACI International, Inc., Class A*	3,070	1,163,008

FTI Consulting, Inc.*	3,086	648,955

Jacobs Solutions, Inc.	6,983	1,073,497

Leidos Holdings, Inc.	7,766	1,018,045

Parsons Corp.*	12,350	1,024,433

Science Applications International Corp.	7,632	995,136

TriNet Group, Inc.	6,464	856,415

Verisk Analytics, Inc.	4,685	1,104,395

Total Professional Services		9,015,121

Retail REITs – 0.8%

Simon Property Group, Inc.	14,799	2,315,895

Semiconductors & Semiconductor Equipment – 0.5%

ON Semiconductor Corp.*	19,782	1,454,966

Software – 10.7%

AppLovin Corp., Class A*	28,526	1,974,570

DocuSign, Inc.*	32,489	1,934,720

Dolby Laboratories, Inc., Class A	36,987	3,098,401

Dropbox, Inc., Class A*	91,377	2,220,461

Fair Isaac Corp.*	2,261	2,825,368

Fortinet, Inc.*	26,828	1,832,621

Gen Digital, Inc.	102,556	2,297,254

Manhattan Associates, Inc.*	11,018	2,757,034

Nutanix, Inc., Class A*	29,742	1,835,676

Palo Alto Networks, Inc.*	5,295	1,504,468

Qualys, Inc.*	14,293	2,385,073

Roper Technologies, Inc.	7,022	3,938,219

Salesforce, Inc.	9,080	2,734,715

Total Software		31,338,580

Specialty Retail – 3.5%

Abercrombie & Fitch Co., Class A*	7,068	885,832

AutoZone, Inc.*	518	1,632,555

Dick’s Sporting Goods, Inc.	5,088	1,144,088

Murphy USA, Inc.	4,452	1,866,278

TJX Cos., Inc.	19,070	1,934,079

Ulta Beauty, Inc.*	2,454	1,283,148

Williams-Sonoma, Inc.	4,373	1,388,559

Total Specialty Retail		10,134,539

Technology Hardware, Storage & Peripherals – 2.7%

Dell Technologies, Inc., Class C	16,463	1,878,593

HP, Inc.	102,873	3,108,822

NetApp, Inc.	27,376	2,873,659

Total Technology Hardware, Storage & Peripherals		7,861,074

Textiles, Apparel & Luxury Goods – 1.2%

Deckers Outdoor Corp.*	1,123	1,057,035

Ralph Lauren Corp.	6,467	1,214,244

Skechers USA, Inc., Class A*	20,264	1,241,373

Total Textiles, Apparel & Luxury Goods		3,512,652

Tobacco – 0.4%

Altria Group, Inc.	24,859	1,084,350

Trading Companies & Distributors – 0.7%

Applied Industrial Technologies, Inc.	5,052	998,023

Core & Main, Inc., Class A*	18,082	1,035,194

Total Trading Companies & Distributors		2,033,217

Wireless Telecommunication Services – 1.1%

T-Mobile U.S., Inc.	19,415	3,168,916

TOTAL INVESTMENTS IN SECURITIES – 99.9% (Cost: $251,306,589)		291,515,945

Other Assets less Liabilities – 0.1%		414,095

NET ASSETS – 100.0%		$291,930,040

*	Non-income producing security.

See Notes to Financial Statements.

62	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. Multifactor Fund (USMF)

March 31, 2024

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$291,515,945	$—	$—	$291,515,945
Total Investments in Securities	$291,515,945	$—	$—	$291,515,945

See Notes to Financial Statements.

WisdomTree Trust	63

Schedule of Investments

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 99.9%

United States – 99.9%

Aerospace & Defense – 2.0%

BWX Technologies, Inc.	34,578	$3,548,394

Curtiss-Wright Corp.	9,435	2,414,794

General Dynamics Corp.	218,028	61,590,730

HEICO Corp.	13,300	2,540,300

HEICO Corp., Class A	11,202	1,724,436

Hexcel Corp.	22,347	1,627,979

Howmet Aerospace, Inc.	72,304	4,947,763

Huntington Ingalls Industries, Inc.	30,498	8,889,252

Lockheed Martin Corp.	272,355	123,886,119

Moog, Inc., Class A	4,389	700,704

Northrop Grumman Corp.	89,840	43,002,814

Woodward, Inc.	13,218	2,037,158

Total Aerospace & Defense		256,910,443

Air Freight & Logistics – 1.9%

CH Robinson Worldwide, Inc.	132,972	10,124,488

Expeditors International of Washington, Inc.	62,531	7,601,894

FedEx Corp.	176,960	51,272,390

United Parcel Service, Inc., Class B	1,125,115	167,225,843

Total Air Freight & Logistics		236,224,615

Automobile Components – 0.1%

BorgWarner, Inc.	120,224	4,176,582

Gentex Corp.	125,581	4,535,986

Lear Corp.	41,787	6,054,100

Total Automobile Components		14,766,668

Automobiles – 0.0%

Thor Industries, Inc.	33,849	3,971,842

Banks – 0.1%

Western Alliance Bancorp	95,875	6,154,216

Beverages – 5.2%

Brown-Forman Corp., Class A	88,500	4,686,075

Brown-Forman Corp., Class B	191,401	9,880,119

Coca-Cola Co.	5,315,132	325,179,776

Coca-Cola Consolidated, Inc.	1,151	974,218

Constellation Brands, Inc., Class A	102,982	27,986,388

PepsiCo, Inc.	1,629,668	285,208,197

Total Beverages		653,914,773

Biotechnology – 6.3%

AbbVie, Inc.	2,697,608	491,234,417

Amgen, Inc.	648,337	184,335,176

Gilead Sciences, Inc.	1,765,186	129,299,874

Total Biotechnology		804,869,467

Broadline Retail – 0.2%

eBay, Inc.	460,252	24,292,101

Building Products – 0.6%

AAON, Inc.	16,931	1,491,621

Advanced Drainage Systems, Inc.	16,687	2,874,169

AO Smith Corp.	77,067	6,894,414

Armstrong World Industries, Inc.	15,132	1,879,697

Carlisle Cos., Inc.	20,816	8,156,750

Carrier Global Corp.	431,709	25,095,244

Fortune Brands Innovations, Inc.	51,939	4,397,675

Lennox International, Inc.	14,036	6,860,235

Masco Corp.	144,839	11,424,900

UFP Industries, Inc.	14,888	1,831,373

Zurn Elkay Water Solutions Corp.	53,040	1,775,249

Total Building Products		72,681,327

Capital Markets – 5.6%

Affiliated Managers Group, Inc.	8,147	1,364,378

Ameriprise Financial, Inc.	58,464	25,632,956

Charles Schwab Corp.	1,039,472	75,195,404

Evercore, Inc., Class A	27,641	5,323,380

FactSet Research Systems, Inc.	12,419	5,643,069

Franklin Resources, Inc.	796,459	22,388,462

Goldman Sachs Group, Inc.	413,549	172,735,282

Hamilton Lane, Inc., Class A	15,630	1,762,439

Houlihan Lokey, Inc.	36,046	4,620,737

Jefferies Financial Group, Inc.	245,614	10,831,577

KKR & Co., Inc.	282,525	28,416,365

LPL Financial Holdings, Inc.	15,465	4,085,853

MarketAxess Holdings, Inc.	15,148	3,321,199

Moody’s Corp.	53,252	20,929,634

Morgan Stanley	2,643,014	248,866,198

Morningstar, Inc.	8,947	2,758,986

MSCI, Inc.	31,290	17,536,481

S&P Global, Inc.	105,393	44,839,452

SEI Investments Co.	55,329	3,978,155

Stifel Financial Corp.	89,339	6,983,630

Total Capital Markets		707,213,637

Chemicals – 1.7%

Air Products & Chemicals, Inc.	213,289	51,673,526

Ashland, Inc.	34,974	3,405,418

Cabot Corp.	38,662	3,564,636

Celanese Corp.	81,251	13,963,797

DuPont de Nemours, Inc.	336,637	25,809,959

Eastman Chemical Co.	167,977	16,834,655

Ecolab, Inc.	116,380	26,872,142

HB Fuller Co.	10,539	840,380

NewMarket Corp.	4,355	2,763,770

Olin Corp.	72,275	4,249,770

PPG Industries, Inc.	157,073	22,759,878

RPM International, Inc.	83,056	9,879,511

Sherwin-Williams Co.	81,020	28,140,677

Westlake Corp.	70,901	10,833,673

Total Chemicals		221,591,792

Commercial Services & Supplies – 1.0%

Cintas Corp.	36,745	25,244,917

Republic Services, Inc.	156,754	30,008,986

Rollins, Inc.	259,444	12,004,474

Tetra Tech, Inc.	11,256	2,079,096

Waste Management, Inc.	251,706	53,651,134

Total Commercial Services & Supplies		122,988,607

See Notes to Financial Statements.

64	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

March 31, 2024

Investments	Shares	Value

Communications Equipment – 2.2%

Cisco Systems, Inc.	5,069,347	$253,011,109

Motorola Solutions, Inc.	75,744	26,887,605

Total Communications Equipment		279,898,714

Construction & Engineering – 0.1%

Comfort Systems USA, Inc.	7,601	2,414,914

Quanta Services, Inc.	23,368	6,071,006

Total Construction & Engineering		8,485,920

Construction Materials – 0.2%

Eagle Materials, Inc.	9,581	2,603,637

Martin Marietta Materials, Inc.	14,741	9,050,089

Vulcan Materials Co.	37,311	10,182,918

Total Construction Materials		21,836,644

Consumer Finance – 1.7%

Ally Financial, Inc.	421,406	17,104,870

American Express Co.	388,930	88,555,472

Capital One Financial Corp.	296,090	44,084,840

Discover Financial Services	256,706	33,651,589

FirstCash Holdings, Inc.	18,161	2,316,254

OneMain Holdings, Inc.	189,862	9,700,050

Synchrony Financial	445,753	19,220,869

Total Consumer Finance		214,633,944

Consumer Staples Distribution & Retail – 1.7%

Casey’s General Stores, Inc.	7,891	2,512,889

Costco Wholesale Corp.	109,570	80,274,269

Sysco Corp.	526,728	42,759,779

Target Corp.	522,280	92,553,239

Total Consumer Staples Distribution & Retail		218,100,176

Containers & Packaging – 0.2%

Avery Dennison Corp.	46,189	10,311,694

Ball Corp.	160,493	10,810,809

Berry Global Group, Inc.	64,602	3,907,129

Sealed Air Corp.	103,679	3,856,859

Total Containers & Packaging		28,886,491

Distributors – 0.3%

Genuine Parts Co.	146,416	22,684,231

LKQ Corp.	258,899	13,827,795

Pool Corp.	16,098	6,495,543

Total Distributors		43,007,569

Electric Utilities – 0.1%

NRG Energy, Inc.	248,267	16,805,193

Electrical Equipment – 0.3%

Hubbell, Inc.	31,441	13,049,587

Rockwell Automation, Inc.	73,233	21,334,970

Vertiv Holdings Co.	65,599	5,357,470

Total Electrical Equipment		39,742,027

Electronic Equipment, Instruments & Components – 0.4%

Amphenol Corp., Class A	217,224	25,056,788

Avnet, Inc.	81,679	4,049,645

Badger Meter, Inc.	2,427	392,713

CDW Corp.	56,984	14,575,368

Jabil, Inc.	25,600	3,429,120

Littelfuse, Inc.	5,314	1,287,848

Vontier Corp.	42,159	1,912,332

Total Electronic Equipment, Instruments & Components		50,703,814

Energy Equipment & Services – 0.4%

Baker Hughes Co.	880,365	29,492,227

ChampionX Corp.	64,212	2,304,569

Halliburton Co.	569,752	22,459,624

Total Energy Equipment & Services		54,256,420

Entertainment – 0.0%

TKO Group Holdings, Inc.	21,450	1,853,495

Financial Services – 2.1%

Equitable Holdings, Inc.	345,261	13,123,371

Jack Henry & Associates, Inc.	34,253	5,950,774

Mastercard, Inc., Class A	202,460	97,498,662

PennyMac Financial Services, Inc.	14,319	1,304,318

Visa, Inc., Class A	511,607	142,779,281

Voya Financial, Inc.	82,345	6,086,942

Total Financial Services		266,743,348

Food Products – 0.3%

Hershey Co.	136,822	26,611,879

Lamb Weston Holdings, Inc.	52,888	5,634,159

Total Food Products		32,246,038

Gas Utilities – 0.1%

National Fuel Gas Co.	110,478	5,934,878

Ground Transportation – 1.9%

CSX Corp.	983,120	36,444,259

JB Hunt Transport Services, Inc.	31,063	6,189,303

Landstar System, Inc.	21,340	4,113,498

Norfolk Southern Corp.	206,975	52,751,718

Old Dominion Freight Line, Inc.	38,263	8,391,459

Schneider National, Inc., Class B	60,522	1,370,218

Union Pacific Corp.	529,241	130,156,239

Total Ground Transportation		239,416,694

Health Care Equipment & Supplies – 1.7%

Abbott Laboratories	1,292,482	146,903,504

ResMed, Inc.	55,358	10,962,545

Stryker Corp.	148,252	53,054,943

Total Health Care Equipment & Supplies		210,920,992

Health Care Providers & Services – 3.6%

Chemed Corp.	2,870	1,842,339

Cigna Group	215,988	78,444,682

Elevance Health, Inc.	107,240	55,608,230

Encompass Health Corp.	33,985	2,806,481

HCA Healthcare, Inc.	95,021	31,692,354

Humana, Inc.	35,601	12,343,579

Laboratory Corp. of America Holdings	39,000	8,519,940

McKesson Corp.	26,342	14,141,703

UnitedHealth Group, Inc.	491,302	243,047,099

Universal Health Services, Inc., Class B	13,372	2,439,855

Total Health Care Providers & Services		450,886,262

See Notes to Financial Statements.

WisdomTree Trust	65

Schedule of Investments (continued)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

March 31, 2024

Investments	Shares	Value

Hotels, Restaurants & Leisure – 3.5%

Aramark	103,324	$3,360,096

Boyd Gaming Corp.	42,300	2,847,636

Churchill Downs, Inc.	15,468	1,914,165

Darden Restaurants, Inc.	145,611	24,338,879

Domino’s Pizza, Inc.	15,087	7,496,428

Hilton Worldwide Holdings, Inc.	49,245	10,504,451

Hyatt Hotels Corp., Class A	10,176	1,624,293

Las Vegas Sands Corp.	540,889	27,963,961

Marriott International, Inc., Class A	119,203	30,076,109

McDonald’s Corp.	659,402	185,918,394

Starbucks Corp.	1,121,182	102,464,823

Texas Roadhouse, Inc.	47,192	7,289,748

Wendy’s Co.	348,650	6,568,566

Wyndham Hotels & Resorts, Inc.	43,633	3,348,833

Yum! Brands, Inc.	207,844	28,817,571

Total Hotels, Restaurants & Leisure		444,533,953

Household Durables – 0.4%

DR Horton, Inc.	115,738	19,044,688

Installed Building Products, Inc.	6,864	1,775,923

Lennar Corp., Class A	106,384	18,295,920

Lennar Corp., Class B	9,227	1,422,619

PulteGroup, Inc.	67,530	8,145,468

Total Household Durables		48,684,618

Household Products – 4.0%

Colgate-Palmolive Co.	772,056	69,523,643

Kimberly-Clark Corp.	476,740	61,666,319

Procter & Gamble Co.	2,301,760	373,460,560

Reynolds Consumer Products, Inc.	270,626	7,729,078

Total Household Products		512,379,600

Independent Power & Renewable Electricity Producers – 0.0%

Ormat Technologies, Inc.	24,997	1,654,551

Industrial Conglomerates – 1.1%

General Electric Co.	187,813	32,966,816

Honeywell International, Inc.	547,439	112,361,855

Total Industrial Conglomerates		145,328,671

Insurance – 2.4%

American International Group, Inc.	580,090	45,345,635

Arthur J Gallagher & Co.	72,391	18,100,646

Erie Indemnity Co., Class A	25,790	10,356,490

Fidelity National Financial, Inc.	422,208	22,419,245

First American Financial Corp.	135,647	8,281,249

Hartford Financial Services Group, Inc.	268,883	27,708,393

Kinsale Capital Group, Inc.	3,278	1,720,098

Marsh & McLennan Cos., Inc.	272,061	56,039,125

Primerica, Inc.	15,663	3,962,113

Principal Financial Group, Inc.	329,185	28,411,957

Progressive Corp.	104,927	21,701,002

RLI Corp.	31,736	4,711,844

Selective Insurance Group, Inc.	23,438	2,558,726

Travelers Cos., Inc.	186,759	42,980,716

WR Berkley Corp.	175,297	15,503,267

Total Insurance		309,800,506

Interactive Media & Services – 1.4%

Meta Platforms, Inc., Class A	362,175	175,864,937

Life Sciences Tools & Services – 0.2%

Agilent Technologies, Inc.	77,904	11,335,811

Bio-Techne Corp.	21,882	1,540,274

Bruker Corp.	18,942	1,779,411

West Pharmaceutical Services, Inc.	13,694	5,418,853

Total Life Sciences Tools & Services		20,074,349

Machinery – 1.5%

Allison Transmission Holdings, Inc.	45,078	3,658,530

Donaldson Co., Inc.	63,348	4,730,829

Dover Corp.	74,592	13,216,956

Federal Signal Corp.	7,651	649,340

Flowserve Corp.	97,729	4,464,261

Graco, Inc.	69,098	6,457,899

Illinois Tool Works, Inc.	264,811	71,056,736

ITT, Inc.	29,194	3,971,260

Lincoln Electric Holdings, Inc.	30,561	7,806,502

Nordson Corp.	23,440	6,435,218

Otis Worldwide Corp.	245,364	24,357,284

Parker-Hannifin Corp.	66,101	36,738,275

Toro Co.	63,523	5,820,612

Total Machinery		189,363,702

Media – 0.1%

Nexstar Media Group, Inc.	49,310	8,495,620

Metals & Mining – 0.0%

Alpha Metallurgical Resources, Inc.	3,159	1,046,166

Royal Gold, Inc.	23,744	2,892,257

Total Metals & Mining		3,938,423

Oil, Gas & Consumable Fuels – 3.3%

Civitas Resources, Inc.	155,412	11,797,325

ConocoPhillips	943,797	120,126,482

Diamondback Energy, Inc.	150,985	29,920,697

EOG Resources, Inc.	938,924	120,032,044

EQT Corp.	195,086	7,231,838

Equitrans Midstream Corp.	636,439	7,949,123

Hess Corp.	144,923	22,121,047

Magnolia Oil & Gas Corp., Class A(a)	151,472	3,930,698

Marathon Oil Corp.	410,159	11,623,906

Matador Resources Co.	60,781	4,058,347

Murphy Oil Corp.	126,335	5,773,509

New Fortress Energy, Inc.(a)	59,128	1,808,725

Occidental Petroleum Corp.	430,945	28,007,116

Ovintiv, Inc.	277,642	14,409,620

Permian Resources Corp.	248,650	4,391,159

Range Resources Corp.	78,999	2,719,936

SM Energy Co.	67,035	3,341,695

Targa Resources Corp.	180,911	20,260,223

Texas Pacific Land Corp.	6,403	3,704,200

Total Oil, Gas & Consumable Fuels		423,207,690

Paper & Forest Products – 0.0%

Louisiana-Pacific Corp.	28,532	2,394,120

See Notes to Financial Statements.

66	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

March 31, 2024

Investments	Shares	Value

Personal Care Products – 0.0%

Inter Parfums, Inc.	17,915	$2,517,237

Pharmaceuticals – 5.4%

Eli Lilly & Co.	275,739	214,513,913

Johnson & Johnson	2,816,186	445,492,463

Zoetis, Inc.	159,535	26,994,917

Total Pharmaceuticals		687,001,293

Professional Services – 1.7%

Automatic Data Processing, Inc.	393,785	98,343,866

Booz Allen Hamilton Holding Corp.	70,804	10,510,146

Broadridge Financial Solutions, Inc.	73,354	15,027,300

Concentrix Corp.	30,683	2,031,828

Equifax, Inc.	31,514	8,430,625

Exponent, Inc.	17,085	1,412,759

Insperity, Inc.	18,279	2,003,561

ManpowerGroup, Inc.	68,946	5,352,967

Maximus, Inc.	27,024	2,267,314

Paychex, Inc.	399,710	49,084,388

Paycom Software, Inc.	17,664	3,515,313

Robert Half, Inc.	81,033	6,424,296

SS&C Technologies Holdings, Inc.	151,989	9,783,532

Verisk Analytics, Inc.	30,963	7,298,908

Total Professional Services		221,486,803

Semiconductors & Semiconductor Equipment – 11.2%

Amkor Technology, Inc.	83,686	2,698,037

Analog Devices, Inc.	356,703	70,552,286

Applied Materials, Inc.	270,915	55,870,801

Broadcom, Inc.	345,480	457,902,647

KLA Corp.	54,140	37,820,580

Lam Research Corp.	56,033	54,439,982

Monolithic Power Systems, Inc.	11,628	7,877,040

NVIDIA Corp.	396,534	358,292,261

Power Integrations, Inc.	7,326	524,175

QUALCOMM, Inc.	949,734	160,789,966

Skyworks Solutions, Inc.	152,773	16,548,371

Teradyne, Inc.	23,687	2,672,604

Texas Instruments, Inc.	1,116,970	194,587,344

Universal Display Corp.	13,523	2,277,949

Total Semiconductors & Semiconductor Equipment		1,422,854,043

Software – 9.7%

Bentley Systems, Inc., Class B	42,776	2,233,763

Dolby Laboratories, Inc., Class A	23,351	1,956,113

Gen Digital, Inc.	486,909	10,906,761

Intuit, Inc.	69,312	45,052,800

Microsoft Corp.	2,361,861	993,682,160

Oracle Corp.	1,445,116	181,521,021

Total Software		1,235,352,618

Specialized REITs – 0.3%

SBA Communications Corp.	53,798	11,658,026

Weyerhaeuser Co.	666,048	23,917,784

Total Specialized REITs		35,575,810

Specialty Retail – 4.4%

Academy Sports & Outdoors, Inc.	14,527	981,153

American Eagle Outfitters, Inc.	127,060	3,276,877

Best Buy Co., Inc.	346,328	28,409,286

Dick’s Sporting Goods, Inc.	64,788	14,568,230

Home Depot, Inc.	1,015,092	389,389,291

Murphy USA, Inc.	3,670	1,538,464

Ross Stores, Inc.	131,018	19,228,202

TJX Cos., Inc.	689,077	69,886,189

Tractor Supply Co.(a)	81,664	21,373,102

Williams-Sonoma, Inc.	42,971	13,644,582

Total Specialty Retail		562,295,376

Technology Hardware, Storage & Peripherals – 4.8%

Apple, Inc.	3,228,210	553,573,451

HP, Inc.	1,311,236	39,625,552

NetApp, Inc.	152,427	16,000,262

Total Technology Hardware, Storage & Peripherals		609,199,265

Textiles, Apparel & Luxury Goods – 0.7%

Columbia Sportswear Co.(a)	25,809	2,095,175

NIKE, Inc., Class B	647,323	60,835,415

PVH Corp.	11,742	1,651,043

Ralph Lauren Corp.	36,143	6,786,210

Tapestry, Inc.	363,919	17,278,874

Total Textiles, Apparel & Luxury Goods		88,646,717

Trading Companies & Distributors – 0.8%

Applied Industrial Technologies, Inc.	10,199	2,014,812

Boise Cascade Co.	7,966	1,221,745

Fastenal Co.	489,233	37,739,434

MSC Industrial Direct Co., Inc., Class A	50,062	4,858,016

United Rentals, Inc.	32,705	23,583,903

Watsco, Inc.(a)	28,378	12,258,445

WESCO International, Inc.	10,251	1,755,791

WW Grainger, Inc.	17,339	17,638,965

Total Trading Companies & Distributors		101,071,111

Wireless Telecommunication Services – 1.0%

T-Mobile U.S., Inc.	763,291	124,584,358
TOTAL COMMON STOCKS (Cost: $10,239,682,988)		12,686,243,478

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%

United States – 0.0%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(b)

(Cost: $5,269,346)	5,269,346	5,269,346

TOTAL INVESTMENTS IN SECURITIES – 99.9% (Cost: $10,244,952,334)		12,691,512,824

Other Assets less Liabilities – 0.1%		10,074,355

NET ASSETS – 100.0%		$12,701,587,179
(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $25,456,706 and the total market value of the collateral held by the Fund was $26,061,116. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $20,791,770.

(b)	Rate shown represents annualized 7-day yield as of March 31, 2024.

See Notes to Financial Statements.

WisdomTree Trust	67

Schedule of Investments (concluded)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

March 31, 2024

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$12,686,243,478	$—	$—	$12,686,243,478
Investment of Cash Collateral for Securities Loaned	—	5,269,346	—	5,269,346
Total Investments in Securities	$12,686,243,478	$5,269,346	$—	$12,691,512,824

See Notes to Financial Statements.

68	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. Quality Growth Fund (QGRW)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 99.9%

United States – 99.5%

Aerospace & Defense – 0.4%

Axon Enterprise, Inc.*	4,748	$1,485,554

Automobiles – 2.6%

Tesla, Inc.*	52,371	9,206,298

Beverages – 0.5%

Monster Beverage Corp.*	31,973	1,895,359

Biotechnology – 1.3%

Incyte Corp.*	3,687	210,049

Moderna, Inc.*	16,647	1,773,904

Vertex Pharmaceuticals, Inc.*	6,436	2,690,312

Total Biotechnology		4,674,265

Broadline Retail – 5.6%

Amazon.com, Inc.*	107,797	19,444,423

Building Products – 0.2%

Builders FirstSource, Inc.*	2,078	433,367

Lennox International, Inc.	647	316,228

Total Building Products		749,595

Capital Markets – 2.7%

Blackstone, Inc.	26,203	3,442,288

FactSet Research Systems, Inc.	2,487	1,130,068

LPL Financial Holdings, Inc.	1,332	351,914

MSCI, Inc.	2,860	1,602,887

S&P Global, Inc.	6,939	2,952,198

Total Capital Markets		9,479,355

Chemicals – 0.6%

Celanese Corp.	2,006	344,751

CF Industries Holdings, Inc.	3,387	281,832

Dow, Inc.	27,257	1,578,998

Total Chemicals		2,205,581

Commercial Services & Supplies – 0.9%

Copart, Inc.*	32,602	1,888,308

Rollins, Inc.	27,832	1,287,787

Total Commercial Services & Supplies		3,176,095

Communications Equipment – 0.7%

Arista Networks, Inc.*	8,821	2,557,914

Distributors – 0.1%

Pool Corp.	675	272,363

Electrical Equipment – 0.1%

Vertiv Holdings Co.	6,161	503,169

Electronic Equipment, Instruments & Components – 0.4%

Keysight Technologies, Inc.*	8,920	1,394,910

Entertainment – 1.6%

Netflix, Inc.*	8,861	5,381,551

Roku, Inc.*	1,341	87,393

Total Entertainment		5,468,944

Financial Services – 5.7%

Block, Inc.*	22,417	1,896,030

Mastercard, Inc., Class A	17,000	8,186,690

Visa, Inc., Class A	35,406	9,881,106

Total Financial Services		19,963,826

Food Products – 0.1%

Lamb Weston Holdings, Inc.	2,376	253,115

Ground Transportation – 0.8%

JB Hunt Transport Services, Inc.	6,077	1,210,842

Old Dominion Freight Line, Inc.	7,716	1,692,196

Total Ground Transportation		2,903,038

Health Care Equipment & Supplies – 2.6%

Dexcom, Inc.*	13,213	1,832,643

Edwards Lifesciences Corp.*	21,451	2,049,858

IDEXX Laboratories, Inc.*	2,794	1,508,564

Insulet Corp.*	1,242	212,879

Intuitive Surgical, Inc.*	8,432	3,365,127

Total Health Care Equipment & Supplies		8,969,071

Health Care Providers & Services – 0.4%

Molina Healthcare, Inc.*	3,150	1,294,115

Health Care Technology – 0.5%

Veeva Systems, Inc., Class A*	7,152	1,657,047

Hotels, Restaurants & Leisure – 3.3%

Booking Holdings, Inc.	806	2,924,071

Chipotle Mexican Grill, Inc.*	799	2,322,509

Domino’s Pizza, Inc.	643	319,494

DoorDash, Inc., Class A*	14,937	2,057,124

Starbucks Corp.	25,414	2,322,585

Yum! Brands, Inc.	11,324	1,570,073

Total Hotels, Restaurants & Leisure		11,515,856

Household Durables – 0.6%

DR Horton, Inc.	11,811	1,943,500

Insurance – 0.1%

Erie Indemnity Co., Class A	751	301,579

Interactive Media & Services – 12.2%

Alphabet, Inc., Class A*	134,370	20,280,464

Meta Platforms, Inc., Class A	43,813	21,274,716

Pinterest, Inc., Class A*	35,019	1,214,109

Total Interactive Media & Services		42,769,289

IT Services – 0.8%

EPAM Systems, Inc.*	1,010	278,922

Gartner, Inc.*	3,138	1,495,790

GoDaddy, Inc., Class A*	2,339	277,592

VeriSign, Inc.*	4,488	850,521

Total IT Services		2,902,825

Life Sciences Tools & Services – 0.4%

West Pharmaceutical Services, Inc.	3,689	1,459,774

Media – 0.6%

Liberty Broadband Corp., Class C*	3,131	179,187

Trade Desk, Inc., Class A*	20,097	1,756,880

Total Media		1,936,067

See Notes to Financial Statements.

WisdomTree Trust	69

Schedule of Investments (concluded)

WisdomTree U.S. Quality Growth Fund (QGRW)

March 31, 2024

Investments	Shares	Value

Metals & Mining – 0.4%

Steel Dynamics, Inc.	9,891	$1,466,143

Oil, Gas & Consumable Fuels – 2.0%

Coterra Energy, Inc.	45,874	1,278,967

Diamondback Energy, Inc.	8,463	1,677,113

Occidental Petroleum Corp.	29,146	1,894,199

Ovintiv, Inc.	4,716	244,760

Targa Resources Corp.	13,280	1,487,227

Texas Pacific Land Corp.	423	244,710

Total Oil, Gas & Consumable Fuels		6,826,976

Pharmaceuticals – 0.6%

Zoetis, Inc.	11,854	2,005,815

Semiconductors & Semiconductor Equipment – 18.9%

Advanced Micro Devices, Inc.*	33,012	5,958,336

Applied Materials, Inc.	19,411	4,003,131

Broadcom, Inc.	8,441	11,187,786

Enphase Energy, Inc.*	2,357	285,150

Entegris, Inc.	2,685	377,350

KLA Corp.	3,741	2,613,350

Lam Research Corp.	3,385	3,288,764

Monolithic Power Systems, Inc.	2,243	1,519,453

NVIDIA Corp.	35,805	32,351,966

QUALCOMM, Inc.	23,793	4,028,155

Teradyne, Inc.	2,670	301,256

Total Semiconductors & Semiconductor Equipment		65,914,697

Software – 19.6%

Adobe, Inc.*	8,619	4,349,147

AppLovin Corp., Class A*	6,114	423,211

Atlassian Corp., Class A*	8,570	1,672,093

Bentley Systems, Inc., Class B	5,101	266,374

Cadence Design Systems, Inc.*	7,604	2,366,973

Crowdstrike Holdings, Inc., Class A*	7,164	2,296,707

Datadog, Inc., Class A*	12,226	1,511,134

Dynatrace, Inc.*	5,123	237,912

Fair Isaac Corp.*	1,106	1,382,069

Fortinet, Inc.*	27,879	1,904,414

HubSpot, Inc.*	2,447	1,533,192

Intuit, Inc.	5,878	3,820,700

Microsoft Corp.	92,065	38,733,587

Palo Alto Networks, Inc.*	7,853	2,231,273

ServiceNow, Inc.*	4,440	3,385,056

Synopsys, Inc.*	4,034	2,305,431

Total Software		68,419,273

Specialized REITs – 0.5%

Public Storage	5,885	1,707,003

Specialty Retail – 1.9%

AutoZone, Inc.*	601	1,894,142

O’Reilly Automotive, Inc.*	1,782	2,011,664

Tractor Supply Co.	5,809	1,520,331

Ulta Beauty, Inc.*	2,501	1,307,723

Total Specialty Retail		6,733,860

Technology Hardware, Storage & Peripherals – 9.3%

Apple, Inc.	184,259	31,596,733

Super Micro Computer, Inc.*	986	995,890

Total Technology Hardware, Storage & Peripherals		32,592,623

Textiles, Apparel & Luxury Goods – 0.5%

Deckers Outdoor Corp.*	1,662	1,564,374
Total United States		347,613,691

South Korea – 0.4%

Broadline Retail – 0.4%
Coupang, Inc.*	84,023	1,494,769

TOTAL INVESTMENTS IN SECURITIES – 99.9% (Cost: $315,878,122)		349,108,460

Other Assets less Liabilities—0.1%		224,099

NET ASSETS – 100.0%		$349,332,559
*	Non-income producing security.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$349,108,460	$—	$—	$349,108,460
Total Investments in Securities	$349,108,460	$—	$—	$349,108,460

See Notes to Financial Statements.

70	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 99.6%

United States – 98.7%

Aerospace & Defense – 0.6%

Cadre Holdings, Inc.	65,951	$2,387,426

Kaman Corp.	91,404	4,192,702

National Presto Industries, Inc.	35,423	2,968,447

Park Aerospace Corp.	107,738	1,791,683

Total Aerospace & Defense		11,340,258

Air Freight & Logistics – 0.1%

Forward Air Corp.	40,379	1,256,191

Automobile Components – 1.4%

Dana, Inc.(a)	350,006	4,445,076

LCI Industries	64,274	7,909,558

Patrick Industries, Inc.(a)	64,161	7,665,315

Phinia, Inc.	145,797	5,602,979

Standard Motor Products, Inc.	67,296	2,257,781

Total Automobile Components		27,880,709

Automobiles – 0.2%

Winnebago Industries, Inc.	51,969	3,845,706

Banks – 17.2%

1st Source Corp.	49,110	2,574,346

Amalgamated Financial Corp.	35,338	848,112

Amerant Bancorp, Inc.(a)	35,114	817,805

Ameris Bancorp	59,370	2,872,321

Arrow Financial Corp.	17,274	432,195

Associated Banc-Corp.(a)	401,439	8,634,953

Atlantic Union Bankshares Corp.	162,057	5,722,233

Banc of California, Inc.	256,080	3,894,977

BancFirst Corp.	48,245	4,247,007

Bank First Corp.	9,471	820,852

Bank of Hawaii Corp.(a)	94,976	5,925,553

Bank of Marin Bancorp	30,856	517,455

Bank7 Corp.	19,766	557,401

BankUnited, Inc.	151,282	4,235,896

Banner Corp.	65,517	3,144,816

Bar Harbor Bankshares	18,595	492,396

Berkshire Hills Bancorp, Inc.	74,150	1,699,518

Brookline Bancorp, Inc.	147,671	1,470,803

Burke & Herbert Financial Services Corp.(a)	16,709	936,205

Byline Bancorp, Inc.	51,285	1,113,910

Cambridge Bancorp	8,295	565,387

Camden National Corp.	17,167	575,438

Capital Bancorp, Inc.	15,470	322,240

Capitol Federal Financial, Inc.	419,148	2,498,122

Cathay General Bancorp	214,175	8,102,240

Central Pacific Financial Corp.	46,762	923,549

Citizens & Northern Corp.	29,510	554,198

City Holding Co.	33,847	3,527,534

Civista Bancshares, Inc.	34,429	529,518

CNB Financial Corp.	44,295	903,175

Community Bank System, Inc.	109,997	5,283,156

Community Trust Bancorp, Inc.	59,493	2,537,376

ConnectOne Bancorp, Inc.	55,079	1,074,040

CVB Financial Corp.	321,432	5,734,347

Dime Community Bancshares, Inc.	74,565	1,436,122

Eagle Bancorp, Inc.	110,036	2,584,746

Eastern Bankshares, Inc.	329,692	4,543,156

Enterprise Financial Services Corp.	42,733	1,733,250

Equity Bancshares, Inc., Class A	20,628	708,984

Farmers National Banc Corp.	48,783	651,741

FB Financial Corp.	44,870	1,689,804

Fidelity D&D Bancorp, Inc.	4,612	223,359

Financial Institutions, Inc.	71,580	1,347,136

First Bancorp/Southern Pines NC	55,372	2,000,037

First Bancshares, Inc.	53,762	1,395,124

First Bank	33,973	466,789

First Busey Corp.	120,228	2,891,483

First Business Financial Services, Inc.	9,413	352,988

First Commonwealth Financial Corp.	190,719	2,654,808

First Community Bankshares, Inc.	41,316	1,430,773

First Financial Bancorp	347,965	7,801,375

First Financial Corp.	38,648	1,481,378

First Hawaiian, Inc.	365,702	8,030,816

First Internet Bancorp	7,283	253,011

First Interstate BancSystem, Inc., Class A	420,711	11,447,546

First Merchants Corp.	140,106	4,889,699

First Mid Bancshares, Inc.	27,428	896,347

First Northwest Bancorp	8,500	133,025

First of Long Island Corp.	72,175	800,421

Five Star Bancorp	28,400	639,000

Flushing Financial Corp.	70,223	885,512

FS Bancorp, Inc.	12,493	433,632

Fulton Financial Corp.	383,348	6,091,400

German American Bancorp, Inc.	75,874	2,628,275

Great Southern Bancorp, Inc.	13,065	716,223

Guaranty Bancshares, Inc.	18,621	565,334

Hancock Whitney Corp.	129,355	5,955,504

Hanmi Financial Corp.	50,511	804,135

HarborOne Bancorp, Inc.	53,217	567,293

HBT Financial, Inc.	76,752	1,461,358

Heartland Financial USA, Inc.	52,680	1,851,702

Heritage Commerce Corp.	197,516	1,694,687

Heritage Financial Corp.	87,250	1,691,777

Hilltop Holdings, Inc.	63,195	1,979,267

Hope Bancorp, Inc.	359,384	4,136,510

Horizon Bancorp, Inc.	111,298	1,427,953

Independent Bank Corp.	128,688	5,636,831

Independent Bank Group, Inc.	79,801	3,642,916

International Bancshares Corp.	131,111	7,360,572

Investar Holding Corp.	21,924	358,677

Kearny Financial Corp.	161,272	1,038,592

Lakeland Bancorp, Inc.	159,606	1,931,233

Lakeland Financial Corp.(a)	36,228	2,402,641

Live Oak Bancshares, Inc.	38,001	1,577,422

Macatawa Bank Corp.	85,227	834,372

Mercantile Bank Corp.	39,262	1,511,194

See Notes to Financial Statements.

WisdomTree Trust	71

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2024

Investments	Shares	Value

Metrocity Bankshares, Inc.	52,920	$1,320,883

Middlefield Banc Corp.(a)	10,289	245,701

Midland States Bancorp, Inc.	42,229	1,061,215

National Bank Holdings Corp., Class A	60,882	2,196,014

NBT Bancorp, Inc.	83,464	3,061,460

Nicolet Bankshares, Inc.	12,715	1,093,363

Northeast Bank	4,875	269,783

Northeast Community Bancorp, Inc.	19,015	299,106

Northfield Bancorp, Inc.	112,870	1,097,096

Northrim BanCorp, Inc.	15,129	764,166

Northwest Bancshares, Inc.	500,464	5,830,406

OceanFirst Financial Corp.	170,225	2,793,392

Old Second Bancorp, Inc.	48,964	677,662

Orange County Bancorp, Inc.	4,026	185,196

Origin Bancorp, Inc.	17,340	541,702

Orrstown Financial Services, Inc.	21,987	588,592

Pacific Premier Bancorp, Inc.	236,459	5,675,016

Park National Corp.(a)	30,699	4,170,459

Pathward Financial, Inc.	23,814	1,202,131

Peapack-Gladstone Financial Corp.	29,078	707,468

Peoples Bancorp, Inc.(a)	141,531	4,190,733

Plumas Bancorp	7,118	261,871

Preferred Bank	35,925	2,757,962

Premier Financial Corp.	103,222	2,095,407

Primis Financial Corp.	63,283	770,154

Princeton Bancorp, Inc.	8,137	250,457

Provident Financial Services, Inc.	266,861	3,888,165

QCR Holdings, Inc.	13,607	826,489

Red River Bancshares, Inc.	6,484	322,838

Renasant Corp.	89,020	2,788,106

Republic Bancorp, Inc., Class A	35,990	1,835,490

S&T Bancorp, Inc.	79,763	2,558,797

Sandy Spring Bancorp, Inc.	143,729	3,331,638

Seacoast Banking Corp. of Florida	126,012	3,199,445

ServisFirst Bancshares, Inc.	54,842	3,639,315

Shore Bancshares, Inc.	52,443	603,095

Sierra Bancorp	33,731	681,366

Simmons First National Corp., Class A	330,674	6,434,916

SmartFinancial, Inc.	28,016	590,297

South Plains Financial, Inc.	14,225	380,661

Southern Missouri Bancorp, Inc.	12,755	557,521

Southern States Bancshares, Inc.	10,630	275,530

Southside Bancshares, Inc.	62,385	1,823,514

Stellar Bancorp, Inc.	33,813	823,685

Stock Yards Bancorp, Inc.	36,445	1,782,525

Summit Financial Group, Inc.	26,309	714,552

TFS Financial Corp.	1,272,468	15,982,198

Towne Bank	143,250	4,019,595

TriCo Bancshares	42,251	1,553,992

TrustCo Bank Corp.	48,856	1,375,785

Trustmark Corp.	120,615	3,390,488

UMB Financial Corp.	50,840	4,422,572

United Community Banks, Inc.	234,085	6,161,117

Unity Bancorp, Inc.	6,052	167,035

Veritex Holdings, Inc.	114,675	2,349,691

WaFd, Inc.	110,424	3,205,609

Washington Trust Bancorp, Inc.	67,764	1,821,496

WesBanco, Inc.	169,693	5,058,548

West BanCorp, Inc.	31,935	569,401

Westamerica BanCorp	67,183	3,283,905

WSFS Financial Corp.	50,927	2,298,845

Total Banks		342,582,621

Beverages – 0.1%

MGP Ingredients, Inc.	18,911	1,628,804

Broadline Retail – 1.4%

Kohl’s Corp.(a)	598,715	17,452,542

Nordstrom, Inc.(a)	527,144	10,685,209

Total Broadline Retail		28,137,751

Building Products – 1.0%

Apogee Enterprises, Inc.	65,060	3,851,552

AZZ, Inc.	40,439	3,126,339

CSW Industrials, Inc.	13,381	3,139,183

Griffon Corp.	81,842	6,002,292

Insteel Industries, Inc.	34,645	1,324,132

Quanex Building Products Corp.	54,966	2,112,343

Total Building Products		19,555,841

Capital Markets – 3.2%

BGC Group, Inc., Class A	341,653	2,654,644

Brightsphere Investment Group, Inc.	35,120	802,141

Cohen & Steers, Inc.	151,093	11,617,541

Diamond Hill Investment Group, Inc.	6,531	1,006,884

GCM Grosvenor, Inc., Class A	140,844	1,360,553

Moelis & Co., Class A	171,013	9,708,408

Oppenheimer Holdings, Inc., Class A	13,570	541,715

Piper Sandler Cos.	15,790	3,134,157

PJT Partners, Inc., Class A(a)	18,552	1,748,712

StepStone Group, Inc., Class A	101,311	3,620,855

TPG, Inc.	204,929	9,160,326

Victory Capital Holdings, Inc., Class A	199,070	8,446,540

Virtu Financial, Inc., Class A	263,793	5,413,032

Virtus Investment Partners, Inc.	21,095	5,231,138

Total Capital Markets		64,446,646

Chemicals – 2.8%

AdvanSix, Inc.	85,622	2,448,789

Avient Corp.	185,966	8,070,925

Hawkins, Inc.	35,766	2,746,829

Innospec, Inc.	37,906	4,887,600

Koppers Holdings, Inc.	35,307	1,947,887

Kronos Worldwide, Inc.	638,224	7,531,043

Minerals Technologies, Inc.	29,830	2,245,602

Quaker Chemical Corp.	16,274	3,340,239

Scotts Miracle-Gro Co.(a)	163,651	12,206,728

Sensient Technologies Corp.	85,281	5,900,592

Stepan Co.	36,100	3,250,444

Valhi, Inc.	112,632	1,935,018

Total Chemicals		56,511,696

See Notes to Financial Statements.

72	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2024

Investments	Shares	Value

Commercial Services & Supplies – 2.8%

ABM Industries, Inc.	106,816	$4,766,130

ACCO Brands Corp.	421,496	2,364,593

Acme United Corp.	15,378	722,612

ARC Document Solutions, Inc.	246,420	682,583

Aris Water Solutions, Inc., Class A	177,608	2,513,153

Brady Corp., Class A	83,575	4,954,326

Brink’s Co.	55,690	5,144,642

Deluxe Corp.	187,163	3,853,686

Ennis, Inc.	155,473	3,188,751

HNI Corp.	114,162	5,152,131

Interface, Inc.	123,155	2,071,467

Matthews International Corp., Class A	81,385	2,529,446

MillerKnoll, Inc.	163,381	4,045,314

Pitney Bowes, Inc.	764,957	3,312,264

Steelcase, Inc., Class A	346,925	4,537,779

UniFirst Corp.	12,739	2,209,325

Vestis Corp.	122,930	2,368,861

VSE Corp.(a)	25,209	2,016,720

Total Commercial Services & Supplies		56,433,783

Construction & Engineering – 0.6%

Arcosa, Inc.	39,199	3,365,626

Argan, Inc.	42,664	2,156,239

Granite Construction, Inc.	50,645	2,893,349

Primoris Services Corp.	62,500	2,660,625

Total Construction & Engineering		11,075,839

Construction Materials – 0.1%

U.S. Lime & Minerals, Inc.	6,729	2,006,184

Consumer Finance – 0.8%

Bread Financial Holdings, Inc.	67,402	2,510,050

Navient Corp.	226,145	3,934,923

Nelnet, Inc., Class A	23,089	2,185,374

Regional Management Corp.	28,201	682,746

SLM Corp.	313,392	6,828,812

Total Consumer Finance		16,141,905

Consumer Staples Distribution & Retail – 0.8%

Andersons, Inc.	48,281	2,769,881

Ingles Markets, Inc., Class A	18,938	1,452,166

Natural Grocers by Vitamin Cottage, Inc.	114,489	2,066,526

PriceSmart, Inc.	37,108	3,117,072

SpartanNash Co.	124,389	2,513,902

Village Super Market, Inc., Class A	53,176	1,521,365

Weis Markets, Inc.	53,284	3,431,490

Total Consumer Staples Distribution & Retail		16,872,402

Containers & Packaging – 0.9%

Greif, Inc., Class A	81,749	5,644,768

Myers Industries, Inc.	158,050	3,662,019

Pactiv Evergreen, Inc.	436,663	6,253,014

TriMas Corp.	50,637	1,353,527

Total Containers & Packaging		16,913,328

Distributors – 0.1%

Weyco Group, Inc.	50,885	1,622,214

Diversified Consumer Services – 0.7%

Carriage Services, Inc.	56,165	1,518,702

Graham Holdings Co., Class B	4,056	3,113,710

Perdoceo Education Corp.(a)	201,462	3,537,673

Strategic Education, Inc.	50,328	5,240,151

Total Diversified Consumer Services		13,410,236

Diversified REITs – 1.4%

Alexander & Baldwin, Inc.	87,088	1,434,339

Alpine Income Property Trust, Inc.	18,429	281,595

American Assets Trust, Inc.	62,449	1,368,258

Armada Hoffler Properties, Inc.	57,229	595,182

Broadstone Net Lease, Inc.	771,424	12,088,214

CTO Realty Growth, Inc.	50,887	862,535

Empire State Realty Trust, Inc., Class A	140,897	1,427,287

Essential Properties Realty Trust, Inc.	374,423	9,982,117

One Liberty Properties, Inc.	24,265	548,146

Total Diversified REITs		28,587,673

Diversified Telecommunication Services – 0.7%

ATN International, Inc.	62,497	1,968,968

Cogent Communications Holdings, Inc.	179,833	11,748,490

Shenandoah Telecommunications Co.	59,965	1,041,592

Total Diversified Telecommunication Services		14,759,050

Electric Utilities – 1.9%

ALLETE, Inc.	241,401	14,397,156

Genie Energy Ltd., Class B	72,663	1,095,758

MGE Energy, Inc.	84,193	6,627,673

Otter Tail Corp.	96,963	8,377,603

PNM Resources, Inc.	213,710	8,044,044

Total Electric Utilities		38,542,234

Electrical Equipment – 0.8%

Allient, Inc.	32,240	1,150,323

Encore Wire Corp.	13,933	3,661,314

EnerSys	47,486	4,485,528

LSI Industries, Inc.	115,808	1,751,017

Powell Industries, Inc.	24,056	3,423,169

Preformed Line Products Co.	10,593	1,363,001

Total Electrical Equipment		15,834,352

Electronic Equipment, Instruments & Components – 1.4%

Advanced Energy Industries, Inc.	33,616	3,428,160

Bel Fuse, Inc., Class B	23,245	1,401,906

Belden, Inc.	34,582	3,202,639

Benchmark Electronics, Inc.	97,366	2,921,954

Climb Global Solutions, Inc.	21,611	1,531,788

Crane NXT Co.	71,996	4,456,552

CTS Corp.	36,402	1,703,250

Methode Electronics, Inc.	98,785	1,203,201

Napco Security Technologies, Inc.	54,147	2,174,543

PC Connection, Inc.	27,500	1,813,075

Richardson Electronics Ltd.(a)	63,276	582,772

Vishay Intertechnology, Inc.(a)	184,022	4,173,619

Total Electronic Equipment, Instruments & Components		28,593,459

See Notes to Financial Statements.

WisdomTree Trust	73

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2024

Investments	Shares	Value

Energy Equipment & Services – 2.9%

Archrock, Inc.	650,451	$12,794,371

Atlas Energy Solutions, Inc.(a)	226,880	5,132,026

Cactus, Inc., Class A(a)	90,974	4,556,888

Core Laboratories, Inc.(a)	72,498	1,238,266

Helmerich & Payne, Inc.	199,801	8,403,630

Kodiak Gas Services, Inc.	399,872	10,932,500

Liberty Energy, Inc.(a)	272,928	5,655,068

Ranger Energy Services, Inc.	124,418	1,404,679

RPC, Inc.(a)	435,442	3,370,321

Select Water Solutions, Inc.	346,378	3,197,069

Solaris Oilfield Infrastructure, Inc., Class A	162,204	1,406,309

Total Energy Equipment & Services		58,091,127

Entertainment – 0.1%

Marcus Corp.(a)	125,272	1,786,379

Financial Services – 0.8%

A-Mark Precious Metals, Inc.(a)	20,356	624,726

Alerus Financial Corp.	46,511	1,015,335

Cass Information Systems, Inc.	17,598	847,696

Federal Agricultural Mortgage Corp., Class C	18,520	3,646,217

Merchants Bancorp	39,190	1,692,224

NewtekOne, Inc.	89,432	983,752

UWM Holdings Corp.(a)	298,307	2,165,709

Walker & Dunlop, Inc.(a)	48,530	4,904,442

Total Financial Services		15,880,101

Food Products – 1.6%

Alico, Inc.	38,662	1,132,023

B&G Foods, Inc.	388,486	4,444,280

Cal-Maine Foods, Inc.	36,619	2,155,028

Calavo Growers, Inc.	55,797	1,551,715

J & J Snack Foods Corp.	34,591	5,000,475

John B Sanfilippo & Son, Inc.	38,396	4,066,904

Limoneira Co.	75,527	1,477,308

Tootsie Roll Industries, Inc.	70,740	2,265,789

Utz Brands, Inc.	170,307	3,140,461

WK Kellogg Co.	376,079	7,070,285

Total Food Products		32,304,268

Gas Utilities – 1.5%

Chesapeake Utilities Corp.	39,945	4,286,099

Northwest Natural Holding Co.	119,977	4,465,544

ONE Gas, Inc.	160,500	10,357,065

RGC Resources, Inc.	53,508	1,083,002

Spire, Inc.	166,477	10,216,693

Total Gas Utilities		30,408,403

Ground Transportation – 0.8%

ArcBest Corp.(a)	21,519	3,066,458

Covenant Logistics Group, Inc.	32,891	1,524,827

FTAI Infrastructure, Inc.	458,758	2,881,000

Heartland Express, Inc.	87,492	1,044,654

Marten Transport Ltd.	119,526	2,208,840

Universal Logistics Holdings, Inc.(a)	76,887	2,834,824

Werner Enterprises, Inc.	73,297	2,867,379

Total Ground Transportation		16,427,982

Health Care Equipment & Supplies – 0.6%

Atrion Corp.(a)	6,575	3,047,841

CONMED Corp.	26,500	2,122,120

Embecta Corp.	174,366	2,313,837

LeMaitre Vascular, Inc.	34,438	2,285,306

Utah Medical Products, Inc.	17,110	1,216,692

Total Health Care Equipment & Supplies		10,985,796

Health Care Providers & Services – 1.6%

National HealthCare Corp.	49,782	4,704,897

National Research Corp.	51,619	2,044,628

Patterson Cos., Inc.	264,910	7,324,761

Premier, Inc., Class A	335,262	7,409,290

Select Medical Holdings Corp.	207,038	6,242,196

U.S. Physical Therapy, Inc.	28,895	3,261,379

Total Health Care Providers & Services		30,987,151

Health Care REITs – 1.4%

CareTrust REIT, Inc.	165,576	4,035,087

Community Healthcare Trust, Inc.	29,801	791,217

Diversified Healthcare Trust	179,035	440,426

Global Medical REIT, Inc.	78,748	689,045

LTC Properties, Inc.(a)	55,912	1,817,699

National Health Investors, Inc.	140,460	8,825,102

Sabra Health Care REIT, Inc.	702,111	10,370,179

Total Health Care REITs		26,968,755

Health Care Technology – 0.1%

HealthStream, Inc.	49,327	1,315,058

Simulations Plus, Inc.(a)	35,966	1,480,001

Total Health Care Technology		2,795,059

Hotel & Resort REITs – 0.7%

Chatham Lodging Trust	62,457	631,440

DiamondRock Hospitality Co.	169,829	1,632,057

Park Hotels & Resorts, Inc.	186,766	3,266,538

Pebblebrook Hotel Trust	102,476	1,579,155

RLJ Lodging Trust	130,017	1,536,801

Service Properties Trust	273,154	1,851,984

Sunstone Hotel Investors, Inc.	179,252	1,996,867

Xenia Hotels & Resorts, Inc.	84,104	1,262,401

Total Hotel & Resort REITs		13,757,243

Hotels, Restaurants & Leisure – 3.6%

Bloomin’ Brands, Inc.	249,430	7,153,652

Carrols Restaurant Group, Inc.	192,635	1,831,959

Cheesecake Factory, Inc.(a)	136,911	4,949,333

Cracker Barrel Old Country Store, Inc.	112,188	8,159,433

Dine Brands Global, Inc.	67,907	3,156,317

Jack in the Box, Inc.	41,359	2,832,264

Krispy Kreme, Inc.	192,705	2,935,861

Marriott Vacations Worldwide Corp.	100,443	10,820,724

Monarch Casino & Resort, Inc.	50,799	3,809,417

Nathan’s Famous, Inc.	21,360	1,512,288

Papa John’s International, Inc.(a)	67,135	4,471,191

RCI Hospitality Holdings, Inc.	21,836	1,266,488

Red Rock Resorts, Inc., Class A	103,581	6,196,216

See Notes to Financial Statements.

74	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2024

Investments	Shares	Value

Travel & Leisure Co.	243,956	$11,944,086

Total Hotels, Restaurants & Leisure		71,039,229

Household Durables – 2.5%

Bassett Furniture Industries, Inc.	41,564	613,485

Century Communities, Inc.	44,321	4,276,976

Ethan Allen Interiors, Inc.	123,863	4,281,944

Hamilton Beach Brands Holding Co., Class A	56,235	1,369,885

Hooker Furnishings Corp.	45,710	1,097,497

La-Z-Boy, Inc.	84,455	3,177,197

Leggett & Platt, Inc.	650,659	12,460,120

Lifetime Brands, Inc.	121,875	1,277,250

MDC Holdings, Inc.	220,349	13,862,155

Worthington Enterprises, Inc.(a)	127,790	7,952,372

Total Household Durables		50,368,881

Household Products – 0.9%

Energizer Holdings, Inc.	199,479	5,872,662

Oil-Dri Corp. of America	25,518	1,902,622

Spectrum Brands Holdings, Inc.(a)	62,766	5,586,801

WD-40 Co.	20,406	5,169,044

Total Household Products		18,531,129

Industrial REITs – 0.6%

Innovative Industrial Properties, Inc.	68,850	7,128,729

LXP Industrial Trust	354,050	3,193,531

Plymouth Industrial REIT, Inc.	34,159	768,577

Total Industrial REITs		11,090,837

Insurance – 1.8%

AMERISAFE, Inc.	109,631	5,500,187

CNO Financial Group, Inc.	130,219	3,578,418

Donegal Group, Inc., Class A	52,936	748,515

Employers Holdings, Inc.	50,868	2,308,899

HCI Group, Inc.	7,761	900,897

Horace Mann Educators Corp.	82,849	3,064,584

Investors Title Co.	5,463	891,507

Kemper Corp.	86,756	5,371,931

Mercury General Corp.	85,806	4,427,590

National Western Life Group, Inc., Class A	3,056	1,503,430

Safety Insurance Group, Inc.(a)	32,379	2,661,230

Stewart Information Services Corp.	48,303	3,142,593

Tiptree, Inc.	36,242	626,262

United Fire Group, Inc.	23,613	514,055

Universal Insurance Holdings, Inc.	64,652	1,313,729

Total Insurance		36,553,827

Interactive Media & Services – 0.2%

Shutterstock, Inc.(a)	76,284	3,494,570

IT Services – 0.2%

CSP, Inc.	47,024	868,063

Hackett Group, Inc.	100,255	2,436,196

Information Services Group, Inc.	130,714	528,085

Total IT Services		3,832,344

Leisure Products – 0.5%

Clarus Corp.(a)	185,193	1,250,053

Escalade, Inc.	70,716	972,345

Johnson Outdoors, Inc., Class A	26,838	1,237,500

Marine Products Corp.	178,480	2,097,140

Smith & Wesson Brands, Inc.	166,964	2,898,495

Sturm Ruger & Co., Inc.	34,649	1,599,051

Total Leisure Products		10,054,584

Life Sciences Tools & Services – 0.1%

Mesa Laboratories, Inc.	14,414	1,581,648

Machinery – 4.5%

Alamo Group, Inc.	11,175	2,551,588

Albany International Corp., Class A	34,234	3,201,221

Astec Industries, Inc.	57,386	2,508,342

Columbus McKinnon Corp.	50,329	2,246,183

Douglas Dynamics, Inc.	99,429	2,398,227

Eastern Co.	37,324	1,272,375

Enerpac Tool Group Corp.	50,618	1,805,038

Enpro, Inc.(a)	25,040	4,226,001

ESCO Technologies, Inc.	21,208	2,270,316

Gorman-Rupp Co.	70,866	2,802,750

Greenbrier Cos., Inc.	83,322	4,341,076

Helios Technologies, Inc.	45,184	2,019,273

Hillenbrand, Inc.	116,117	5,839,524

Hurco Cos., Inc.	42,191	850,571

Hyster-Yale Materials Handling, Inc.	52,926	3,396,261

John Bean Technologies Corp.	29,585	3,103,171

Kadant, Inc.	9,716	3,187,820

Kennametal, Inc.	156,554	3,904,457

Lindsay Corp.	15,827	1,862,205

Miller Industries, Inc.	48,592	2,434,459

Mueller Water Products, Inc., Class A	258,990	4,167,149

Omega Flex, Inc.	24,752	1,755,659

Park-Ohio Holdings Corp.	56,732	1,513,610

REV Group, Inc.	113,054	2,497,363

Shyft Group, Inc.	141,914	1,762,572

Standex International Corp.(a)	17,385	3,167,895

Tennant Co.	33,711	4,099,595

Terex Corp.	73,810	4,753,364

Trinity Industries, Inc.	237,870	6,624,679

Twin Disc, Inc.	69,830	1,154,290

Wabash National Corp.	86,731	2,596,726

Total Machinery		90,313,760

Marine Transportation – 0.2%

Matson, Inc.	38,699	4,349,768

Media – 1.3%

Cable One, Inc.	9,989	4,226,646

Entravision Communications Corp., Class A	441,306	723,742

Gray Television, Inc.	350,863	2,217,454

John Wiley & Sons, Inc., Class A	161,224	6,147,471

Saga Communications, Inc., Class A	37,215	830,267

Scholastic Corp.	63,654	2,400,392

Sinclair, Inc.(a)	197,935	2,666,184

TEGNA, Inc.	433,964	6,483,422

Townsquare Media, Inc., Class A	70,712	776,418

Total Media		26,471,996

See Notes to Financial Statements.

WisdomTree Trust	75

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2024

Investments	Shares	Value

Metals & Mining – 1.9%

Arch Resources, Inc.	15,957	$2,565,726

Carpenter Technology Corp.	61,545	4,395,544

Compass Minerals International, Inc.(a)	112,896	1,776,983

Haynes International, Inc.	38,361	2,306,263

Hecla Mining Co.	557,759	2,682,821

Kaiser Aluminum Corp.	66,966	5,984,082

Materion Corp.	18,008	2,372,554

Mesabi Trust(a)	70,230	1,243,071

Olympic Steel, Inc.	27,824	1,972,165

Radius Recycling, Inc.	89,593	1,893,100

Ramaco Resources, Inc., Class A	134,909	2,271,868

Ryerson Holding Corp.	84,507	2,830,984

SunCoke Energy, Inc.	330,343	3,722,966

Warrior Met Coal, Inc.	42,930	2,605,851

Total Metals & Mining		38,623,978

Multi-Utilities – 1.7%

Avista Corp.	268,963	9,419,084

Black Hills Corp.	204,287	11,154,070

Northwestern Energy Group, Inc.	195,223	9,942,707

Unitil Corp.	71,124	3,723,342

Total Multi-Utilities		34,239,203

Office REITs – 1.3%

COPT Defense Properties	219,123	5,296,203

Cousins Properties, Inc.	257,864	6,199,051

Douglas Emmett, Inc.	128,894	1,787,760

Easterly Government Properties, Inc.	109,189	1,256,765

JBG SMITH Properties	83,964	1,347,622

Paramount Group, Inc.	184,198	863,889

Peakstone Realty Trust	29,117	469,657

Postal Realty Trust, Inc., Class A	41,104	588,609

SL Green Realty Corp.	163,201	8,997,271

Total Office REITs		26,806,827

Oil, Gas & Consumable Fuels – 6.1%

Berry Corp.	424,603	3,418,054

California Resources Corp.	168,033	9,258,618

Crescent Energy Co., Class A	319,133	3,797,683

CVR Energy, Inc.(a)	551,964	19,683,036

Delek U.S. Holdings, Inc.	177,925	5,469,415

Evolution Petroleum Corp.(a)	160,962	988,307

Excelerate Energy, Inc., Class A	82,817	1,326,728

FutureFuel Corp.	239,162	1,925,254

Granite Ridge Resources, Inc.	769,837	5,003,941

HighPeak Energy, Inc.(a)	132,194	2,084,699

Kinetik Holdings, Inc.(a)	275,954	11,002,286

NACCO Industries, Inc., Class A	32,598	984,460

Northern Oil & Gas, Inc.	280,136	11,115,796

Peabody Energy Corp.(a)	139,541	3,385,265

PHX Minerals, Inc.	207,154	706,395

Riley Exploration Permian, Inc.	107,258	3,539,514

SandRidge Energy, Inc.	148,909	2,169,604

Sitio Royalties Corp., Class A(a)	473,152	11,696,317

VAALCO Energy, Inc.	516,005	3,596,555

Viper Energy, Inc.	304,709	11,719,108

Vitesse Energy, Inc.	161,605	3,834,887

Voc Energy Trust	91,178	551,627

W&T Offshore, Inc.(a)	535,559	1,419,231

World Kinect Corp.	144,068	3,810,599

Total Oil, Gas & Consumable Fuels		122,487,379

Paper & Forest Products – 0.3%

Sylvamo Corp.	104,339	6,441,890

Passenger Airlines – 0.4%

Allegiant Travel Co.	54,485	4,097,817

Spirit Airlines, Inc.(a)	646,117	3,127,206

Total Passenger Airlines		7,225,023

Personal Care Products – 0.4%

Edgewell Personal Care Co.	81,742	3,158,511

Nu Skin Enterprises, Inc., Class A	274,842	3,801,065

Total Personal Care Products		6,959,576

Pharmaceuticals – 1.4%

Organon & Co.	1,424,368	26,778,119

Phibro Animal Health Corp., Class A	44,198	571,480

Total Pharmaceuticals		27,349,599

Professional Services – 1.4%

Barrett Business Services, Inc.	16,941	2,146,764

BGSF, Inc.	70,547	734,394

CRA International, Inc.	20,306	3,037,371

CSG Systems International, Inc.(a)	82,391	4,246,432

Heidrick & Struggles International, Inc.	68,604	2,309,211

HireQuest, Inc.(a)	65,724	851,126

ICF International, Inc.	15,842	2,386,280

Kelly Services, Inc., Class A	82,749	2,072,035

Kforce, Inc.	51,609	3,639,467

Korn Ferry	62,598	4,116,445

Resources Connection, Inc.	115,801	1,523,941

Total Professional Services		27,063,466

Real Estate Management & Development – 0.6%

DigitalBridge Group, Inc.	152,634	2,941,257

eXp World Holdings, Inc.(a)	130,171	1,344,666

Kennedy-Wilson Holdings, Inc.	189,093	1,622,418

Marcus & Millichap, Inc.	33,575	1,147,258

Newmark Group, Inc., Class A	133,223	1,477,443

RMR Group, Inc., Class A	19,373	464,952

St. Joe Co.	49,332	2,859,776

Total Real Estate Management & Development		11,857,770

Residential REITs – 0.4%

BRT Apartments Corp.	37,137	623,901

Centerspace	15,112	863,500

Independence Realty Trust, Inc.	200,888	3,240,323

UMH Properties, Inc.	79,700	1,294,328

Veris Residential, Inc.	75,327	1,145,724

Total Residential REITs		7,167,776

See Notes to Financial Statements.

76	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2024

Investments	Shares	Value

Retail REITs – 1.3%

Acadia Realty Trust	91,472	$1,555,939

Alexander’s, Inc.(a)	12,844	2,788,946

CBL & Associates Properties, Inc.(a)	34,072	780,589

Getty Realty Corp.	72,700	1,988,345

InvenTrust Properties Corp.	50,954	1,310,027

Macerich Co.	228,786	3,941,983

NETSTREIT Corp.(a)	73,415	1,348,633

Retail Opportunity Investments Corp.	98,951	1,268,552

Saul Centers, Inc.	26,499	1,019,946

SITE Centers Corp.	264,409	3,873,592

Tanger, Inc.	140,913	4,161,161

Urban Edge Properties	99,106	1,711,561

Whitestone REIT	71,185	893,372

Total Retail REITs		26,642,646

Semiconductors & Semiconductor Equipment – 0.1%

NVE Corp.	25,464	2,296,343

Software – 1.0%

A10 Networks, Inc.	161,511	2,211,086

Adeia, Inc.	251,535	2,746,762

American Software, Inc., Class A	174,766	2,001,071

Clear Secure, Inc., Class A	140,483	2,988,073

InterDigital, Inc.	45,873	4,883,639

Progress Software Corp.	54,158	2,887,163

ReposiTrak, Inc.(a)	81,421	1,290,523

Total Software		19,008,317

Specialized REITs – 1.7%

EPR Properties	344,448	14,621,818

Farmland Partners, Inc.	45,020	499,722

Four Corners Property Trust, Inc.	81,332	1,990,194

Gladstone Land Corp.	37,673	502,558

National Storage Affiliates Trust	324,733	12,716,544

PotlatchDeltic Corp.	68,077	3,200,980

Safehold, Inc.	59,180	1,219,108

Total Specialized REITs		34,750,924

Specialty Retail – 2.5%

Aaron’s Co., Inc.	109,108	818,310

Arko Corp.	224,941	1,282,164

Buckle, Inc.	184,366	7,424,419

Caleres, Inc.	68,819	2,823,644

Camping World Holdings, Inc., Class A(a)	108,685	3,026,877

Cato Corp., Class A	125,321	723,102

Designer Brands, Inc., Class A	204,607	2,236,354

Guess?, Inc.	223,040	7,019,069

Haverty Furniture Cos., Inc.	79,757	2,721,309

Hibbett, Inc.	27,640	2,123,028

Monro, Inc.	118,675	3,743,009

Shoe Carnival, Inc.	79,373	2,908,227

Sonic Automotive, Inc., Class A	54,641	3,111,259

Upbound Group, Inc.	184,312	6,489,625

Winmark Corp.	11,363	4,109,997

Total Specialty Retail		50,560,393

Technology Hardware, Storage & Peripherals – 0.7%

Immersion Corp.	175,550	1,313,114

Xerox Holdings Corp.	737,743	13,205,600

Total Technology Hardware, Storage & Peripherals		14,518,714

Textiles, Apparel & Luxury Goods – 2.0%

Carter’s, Inc.	154,175	13,055,539

Kontoor Brands, Inc.	140,005	8,435,301

Lakeland Industries, Inc.	39,591	724,515

Movado Group, Inc.(a)	55,919	1,561,818

Oxford Industries, Inc.	40,101	4,507,352

Rocky Brands, Inc.	37,111	1,006,822

Steven Madden Ltd.	171,521	7,251,908

Superior Group of Cos., Inc.	75,363	1,244,997

Wolverine World Wide, Inc.	269,610	3,022,328

Total Textiles, Apparel & Luxury Goods		40,810,580

Tobacco – 0.9%

Turning Point Brands, Inc.	66,365	1,944,495

Universal Corp.	122,407	6,330,890

Vector Group Ltd.	824,341	9,034,777

Total Tobacco		17,310,162

Trading Companies & Distributors – 1.8%

Alta Equipment Group, Inc.	132,798	1,719,734

Global Industrial Co.	102,468	4,588,517

H&E Equipment Services, Inc.	77,571	4,978,507

Herc Holdings, Inc.	43,645	7,345,453

Karat Packaging, Inc.	98,806	2,826,840

McGrath RentCorp	38,078	4,697,683

Rush Enterprises, Inc., Class A	140,335	7,510,729

Rush Enterprises, Inc., Class B	30,020	1,599,766

Total Trading Companies & Distributors		35,267,229

Water Utilities – 1.0%

American States Water Co.	80,191	5,792,998

Artesian Resources Corp., Class A	38,251	1,419,495

California Water Service Group	87,557	4,069,649

Global Water Resources, Inc.	122,869	1,577,638

Middlesex Water Co.	31,444	1,650,810

SJW Group	76,785	4,345,263

York Water Co.(a)	52,140	1,891,118

Total Water Utilities		20,746,971

Wireless Telecommunication Services – 0.3%

Spok Holdings, Inc.	120,751	1,925,978

Telephone & Data Systems, Inc.	293,877	4,707,910

Total Wireless Telecommunication Services		6,633,888
Total United States		1,970,822,373

Puerto Rico – 0.7%

Banks – 0.6%

First BanCorp	518,072	9,086,983

OFG Bancorp	92,517	3,405,551

Total Banks		12,492,534

See Notes to Financial Statements.

WisdomTree Trust	77

Schedule of Investments (concluded)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2024

Investments	Shares	Value

Financial Services – 0.1%

EVERTEC, Inc.	51,328	$2,047,987
Total Puerto Rico		14,540,521

Singapore – 0.2%

Semiconductors & Semiconductor Equipment – 0.2%

Kulicke & Soffa Industries, Inc.	71,613	3,602,850
TOTAL COMMON STOCKS (Cost: $1,801,198,201)		1,988,965,744

EXCHANGE-TRADED FUND – 0.1%

United States – 0.1%

WisdomTree U.S. MidCap Dividend Fund(b)
(Cost: $1,944,815)	41,094	2,004,154

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.4%

United States – 0.4%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(c)
(Cost: $6,916,162)	6,916,162	6,916,162

TOTAL INVESTMENTS IN SECURITIES – 100.1% (Cost: $1,810,059,178)		1,997,886,060

Other Assets less Liabilities – (0.1)%		(1,447,562)

NET ASSETS – 100.0%		$1,996,438,498
(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $128,552,679 and the total market value of the collateral held by the Fund was $130,790,538. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $123,874,376.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2024.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2024 were as follows:

Affiliate	Value at 3/31/2023	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2024	Dividend Income
WisdomTree U.S. MidCap Dividend Fund	$546,263	$29,856,239	$28,664,946	$220,789	$45,809	$2,004,154	$124,593

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$1,988,965,744	$—	$—	$1,988,965,744
Exchange-Traded Fund	2,004,154	—	—	2,004,154
Investment of Cash Collateral for Securities Loaned	—	6,916,162	—	6,916,162
Total Investments in Securities	$1,990,969,898	$6,916,162	$—	$1,997,886,060

See Notes to Financial Statements.

78	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 99.9%

United States – 98.9%

Aerospace & Defense – 0.7%

AAR Corp.*	13,110	$784,896

AerSale Corp.*(a)	12,631	90,691

Cadre Holdings, Inc.	10,207	369,493

Ducommun, Inc.*	3,884	199,249

Kaman Corp.	10,689	490,304

Kratos Defense & Security Solutions, Inc.*	26,075	479,259

Mercury Systems, Inc.*	12,027	354,797

National Presto Industries, Inc.	3,445	288,691

Park Aerospace Corp.	8,884	147,741

Triumph Group, Inc.*	23,161	348,341

V2X, Inc.*	19,799	924,811

Total Aerospace & Defense		4,478,273

Air Freight & Logistics – 0.6%

Air Transport Services Group, Inc.*	73,673	1,013,741

Forward Air Corp.	16,056	499,502

Hub Group, Inc., Class A	43,877	1,896,364

Radiant Logistics, Inc.*	29,363	159,147

Total Air Freight & Logistics		3,568,754

Automobile Components – 0.9%

Dana, Inc.	69,974	888,670

Dorman Products, Inc.*	13,361	1,287,867

Gentherm, Inc.*	13,316	766,735

Holley, Inc.*(a)	29,419	131,209

Motorcar Parts of America, Inc.*	14,481	116,427

Patrick Industries, Inc.	14,889	1,778,789

Standard Motor Products, Inc.	16,492	553,306

XPEL, Inc.*	9,286	501,630

Total Automobile Components		6,024,633

Automobiles – 0.4%

Winnebago Industries, Inc.	31,790	2,352,460

Banks – 16.0%

1st Source Corp.	16,719	876,410

ACNB Corp.	4,668	175,517

Amalgamated Financial Corp.	27,084	650,016

Amerant Bancorp, Inc.	19,026	443,116

American National Bankshares, Inc.	2,893	138,170

Ames National Corp.	2,747	55,434

Arrow Financial Corp.	5,041	126,126

Atlantic Union Bankshares Corp.	51,315	1,811,933

Axos Financial, Inc.*	55,917	3,021,755

Banc of California, Inc.	53,415	812,442

Bancorp, Inc.*	33,426	1,118,434

Bank First Corp.	3,566	309,065

Bank of Hawaii Corp.(a)	21,600	1,347,624

Bank of Marin Bancorp	6,061	101,643

BankUnited, Inc.	56,494	1,581,832

Banner Corp.	28,540	1,369,920

Bar Harbor Bankshares	9,019	238,823

BayCom Corp.	5,320	109,645

BCB Bancorp, Inc.	12,849	134,272

Berkshire Hills Bancorp, Inc.	29,483	675,750

Bridgewater Bancshares, Inc.*	16,975	197,589

Brookline Bancorp, Inc.	50,694	504,912

Burke & Herbert Financial Services Corp.(a)	2,157	120,857

Business First Bancshares, Inc.	17,280	384,998

Byline Bancorp, Inc.	33,347	724,297

C&F Financial Corp.	1,655	81,095

Cambridge Bancorp	3,793	258,531

Camden National Corp.	7,794	261,255

Capital Bancorp, Inc.	6,290	131,021

Capital City Bank Group, Inc.	10,549	292,207

Capitol Federal Financial, Inc.	37,958	226,230

Capstar Financial Holdings, Inc.	7,160	143,916

Carter Bankshares, Inc.*	14,397	181,978

Central Pacific Financial Corp.	19,798	391,011

Central Valley Community Bancorp	4,825	95,969

Citizens & Northern Corp.	4,495	84,416

Citizens Financial Services, Inc.	1,694	83,345

City Holding Co.	7,702	802,702

Civista Bancshares, Inc.	14,248	219,134

CNB Financial Corp.	14,719	300,120

Coastal Financial Corp.*	6,328	245,969

Colony Bankcorp, Inc.	3,475	39,963

Columbia Financial, Inc.*	21,888	376,692

Community Bank System, Inc.	29,336	1,409,008

Community Trust Bancorp, Inc.	12,147	518,070

ConnectOne Bancorp, Inc.	29,039	566,261

CrossFirst Bankshares, Inc.*	35,779	495,181

Customers Bancorp, Inc.*	29,350	1,557,311

CVB Financial Corp.	89,646	1,599,285

Dime Community Bancshares, Inc.	36,537	703,703

Eagle Bancorp, Inc.	32,256	757,693

Eastern Bankshares, Inc.	121,956	1,680,554

Enterprise Bancorp, Inc.	5,959	154,755

Enterprise Financial Services Corp.	35,672	1,446,856

Equity Bancshares, Inc., Class A	9,071	311,770

Esquire Financial Holdings, Inc.	3,208	152,284

Farmers & Merchants Bancorp, Inc.	3,438	76,633

Farmers National Banc Corp.	18,089	241,669

FB Financial Corp.	27,520	1,036,403

Fidelity D&D Bancorp, Inc.	1,473	71,337

Financial Institutions, Inc.	14,788	278,310

First Bancorp, Inc.	3,948	97,279

First Bancorp/Southern Pines NC	22,617	816,926

First Bancshares, Inc.	22,602	586,522

First Bank	7,226	99,285

First Busey Corp.	38,039	914,838

First Business Financial Services, Inc.	4,496	168,600

First Commonwealth Financial Corp.	71,370	993,470

First Community Bankshares, Inc.	8,115	281,022

First Financial Bancorp	89,058	1,996,680

First Financial Corp.	9,763	374,216

First Hawaiian, Inc.	94,946	2,085,014

First Internet Bancorp	2,261	78,547

See Notes to Financial Statements.

WisdomTree Trust	79

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2024

Investments	Shares	Value

First Merchants Corp.	55,228	$1,927,457

First Mid Bancshares, Inc.	13,265	433,500

First of Long Island Corp.	11,253	124,796

Five Star Bancorp	11,689	263,003

Flushing Financial Corp.	10,135	127,802

FS Bancorp, Inc.	4,544	157,722

Fulton Financial Corp.	140,817	2,237,582

German American Bancorp, Inc.	19,262	667,236

Great Southern Bancorp, Inc.	9,749	534,440

Guaranty Bancshares, Inc.	3,442	104,499

Hanmi Financial Corp.	33,592	534,785

HarborOne Bancorp, Inc.	12,995	138,527

HBT Financial, Inc.	23,228	442,261

Heartland Financial USA, Inc.	43,197	1,518,375

Heritage Commerce Corp.	50,828	436,104

Heritage Financial Corp.	26,011	504,353

Hilltop Holdings, Inc.	22,193	695,085

Home Bancorp, Inc.	5,217	199,863

HomeTrust Bancshares, Inc.	11,881	324,827

Hope Bancorp, Inc.	104,639	1,204,395

Horizon Bancorp, Inc.	38,229	490,478

Independent Bank Corp.	46,125	2,009,907

Independent Bank Group, Inc.	27,030	1,233,920

Kearny Financial Corp.	13,739	88,479

Lakeland Bancorp, Inc.	48,976	592,610

Lakeland Financial Corp.	9,521	631,433

LCNB Corp.	4,477	71,363

Live Oak Bancshares, Inc.	10,741	445,859

Macatawa Bank Corp.	22,946	224,641

Mercantile Bank Corp.	14,087	542,209

Metrocity Bankshares, Inc.	13,967	348,616

Metropolitan Bank Holding Corp.*	12,344	475,244

Mid Penn Bancorp, Inc.	11,704	234,197

Middlefield Banc Corp.(a)	1,881	44,918

Midland States Bancorp, Inc.	21,252	534,063

MidWestOne Financial Group, Inc.	5,934	139,093

MVB Financial Corp.	2,911	64,944

National Bank Holdings Corp., Class A	27,934	1,007,579

National Bankshares, Inc.	1,947	65,049

NBT Bancorp, Inc.	25,650	940,842

Nicolet Bankshares, Inc.	7,729	664,617

Northeast Bank	5,514	305,145

Northeast Community Bancorp, Inc.	12,022	189,106

Northfield Bancorp, Inc.	19,659	191,085

Northrim BanCorp, Inc.	2,291	115,718

Northwest Bancshares, Inc.	87,889	1,023,907

Norwood Financial Corp.	2,471	67,236

Oak Valley Bancorp	4,320	107,050

OceanFirst Financial Corp.	54,067	887,239

Old Second Bancorp, Inc.	40,726	563,648

Orange County Bancorp, Inc.(a)	3,116	143,336

Origin Bancorp, Inc.	19,515	609,649

Orrstown Financial Services, Inc.	6,440	172,399

Pacific Premier Bancorp, Inc.	67,352	1,616,448

Park National Corp.	7,250	984,913

Parke Bancorp, Inc.	5,670	97,666

Pathward Financial, Inc.	21,488	1,084,714

PCB Bancorp	7,138	116,564

Peapack-Gladstone Financial Corp.	13,782	335,316

Peoples Bancorp, Inc.	29,364	869,468

Peoples Financial Services Corp.	2,811	121,182

Preferred Bank	16,532	1,269,162

Premier Financial Corp.	36,379	738,494

Primis Financial Corp.	8,670	105,514

Princeton Bancorp, Inc.	2,651	81,598

Provident Bancorp, Inc.*	4,231	38,502

Provident Financial Services, Inc.	65,425	953,242

QCR Holdings, Inc.	14,129	858,195

RBB Bancorp	14,128	254,445

Red River Bancshares, Inc.	2,966	147,677

Renasant Corp.	38,740	1,213,337

Republic Bancorp, Inc., Class A	11,662	594,762

S&T Bancorp, Inc.	34,493	1,106,535

Sandy Spring Bancorp, Inc.	37,858	877,548

Seacoast Banking Corp. of Florida	43,024	1,092,379

Shore Bancshares, Inc.	6,758	77,717

Sierra Bancorp	7,219	145,824

Simmons First National Corp., Class A	100,559	1,956,878

SmartFinancial, Inc.	8,272	174,291

South Plains Financial, Inc.	13,052	349,272

Southern First Bancshares, Inc.*	1,743	55,358

Southern Missouri Bancorp, Inc.	4,494	196,433

Southside Bancshares, Inc.	21,558	630,140

Stellar Bancorp, Inc.	37,653	917,227

Stock Yards Bancorp, Inc.	15,842	774,832

Summit Financial Group, Inc.	10,858	294,903

Third Coast Bancshares, Inc.*	5,366	107,427

Timberland Bancorp, Inc.	3,129	84,233

Tompkins Financial Corp.	3,358	168,874

Towne Bank	43,892	1,231,610

TriCo Bancshares	22,972	844,910

Triumph Financial, Inc.*	4,969	394,141

TrustCo Bank Corp.	15,132	426,117

Trustmark Corp.	47,668	1,339,948

Univest Financial Corp.	25,124	523,082

Veritex Holdings, Inc.	48,357	990,835

WaFd, Inc.	59,299	1,721,450

Washington Trust Bancorp, Inc.	9,436	253,640

WesBanco, Inc.	42,514	1,267,342

West BanCorp, Inc.	16,284	290,344

Westamerica BanCorp	20,878	1,020,517

WSFS Financial Corp.	52,821	2,384,340

Total Banks		103,777,153

Beverages – 0.3%

Duckhorn Portfolio, Inc.*(a)	63,591	592,032

MGP Ingredients, Inc.	10,152	874,392

Vita Coco Co., Inc.*	13,114	320,375

Total Beverages		1,786,799

See Notes to Financial Statements.

80	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2024

Investments	Shares	Value

Biotechnology – 1.1%

Arcturus Therapeutics Holdings, Inc.*	36,001	$1,215,754

Avid Bioservices, Inc.*	15,800	105,860

Cartesian Therapeutics, Inc.*†(a)	242,132	43,584

Catalyst Pharmaceuticals, Inc.*	36,364	579,642

Dynavax Technologies Corp.*	39,570	491,064

Entrada Therapeutics, Inc.*	35,719	506,138

iTeos Therapeutics, Inc.*	33,251	453,544

MacroGenics, Inc.*	51,306	755,224

Organogenesis Holdings, Inc.*	75,141	213,400

Puma Biotechnology, Inc.*	23,866	126,490

Vanda Pharmaceuticals, Inc.*	38,906	159,904

Voyager Therapeutics, Inc.*	60,766	565,732

Xencor, Inc.*	16,517	365,521

Zymeworks, Inc.*	134,322	1,413,067

Total Biotechnology		6,994,924

Broadline Retail – 0.5%

Nordstrom, Inc.(a)	157,366	3,189,809

Building Products – 2.5%

American Woodmark Corp.*	14,094	1,432,796

Apogee Enterprises, Inc.	16,291	964,427

AZZ, Inc.	16,056	1,241,289

Gibraltar Industries, Inc.*	14,170	1,141,110

Griffon Corp.	39,399	2,889,523

Hayward Holdings, Inc.*	66,974	1,025,372

Insteel Industries, Inc.	8,616	329,304

Janus International Group, Inc.*	100,239	1,516,616

JELD-WEN Holding, Inc.*	74,019	1,571,423

Masterbrand, Inc.*	93,840	1,758,562

Quanex Building Products Corp.	21,907	841,886

Resideo Technologies, Inc.*	79,519	1,782,816

Total Building Products		16,495,124

Capital Markets – 3.3%

AssetMark Financial Holdings, Inc.*	42,101	1,490,796

BGC Group, Inc., Class A	414,289	3,219,025

Bridge Investment Group Holdings, Inc., Class A	16,032	109,819

Brightsphere Investment Group, Inc.	23,719	541,742

Diamond Hill Investment Group, Inc.	1,223	188,550

Donnelley Financial Solutions, Inc.*	9,133	566,337

GCM Grosvenor, Inc., Class A	69,313	669,564

Heritage Global, Inc.*	12,574	33,195

Open Lending Corp., Class A*	24,783	155,142

Oppenheimer Holdings, Inc., Class A	5,401	215,608

P10, Inc., Class A(a)	70,518	593,762

Perella Weinberg Partners	13,869	195,969

PJT Partners, Inc., Class A	6,197	584,129

Silvercrest Asset Management Group, Inc., Class A	2,127	33,628

StepStone Group, Inc., Class A	15,814	565,192

StoneX Group, Inc.*	24,338	1,709,988

TPG, Inc.	104,714	4,680,716

Victory Capital Holdings, Inc., Class A	66,782	2,833,560

Virtu Financial, Inc., Class A	71,705	1,471,387

Virtus Investment Partners, Inc.	5,250	1,301,895

Total Capital Markets		21,160,004

Chemicals – 1.6%

AdvanSix, Inc.	31,210	892,606

Core Molding Technologies, Inc.*	13,197	249,819

Ecovyst, Inc.*	81,448	908,145

Hawkins, Inc.	9,289	713,395

Ingevity Corp.*	32,505	1,550,488

Intrepid Potash, Inc.*(a)	7,741	161,477

Koppers Holdings, Inc.	19,371	1,068,698

LSB Industries, Inc.*	93,264	818,858

Mativ Holdings, Inc.	52,610	986,438

Minerals Technologies, Inc.	19,217	1,446,656

Sensient Technologies Corp.	16,993	1,175,746

Stepan Co.	5,716	514,669

Total Chemicals		10,486,995

Commercial Services & Supplies – 2.3%

ACCO Brands Corp.	156,812	879,715

ARC Document Solutions, Inc.	50,292	139,309

Aris Water Solutions, Inc., Class A	29,813	421,854

Brady Corp., Class A	26,097	1,547,030

BrightView Holdings, Inc.*	58,775	699,423

CECO Environmental Corp.*	12,643	291,042

CoreCivic, Inc.*	40,380	630,332

Deluxe Corp.	66,538	1,370,018

Ennis, Inc.	19,179	393,361

GEO Group, Inc.*	99,935	1,411,082

Healthcare Services Group, Inc.*	45,655	569,774

HNI Corp.	20,547	927,286

Interface, Inc.	42,599	716,515

Liquidity Services, Inc.*	13,192	245,371

Matthews International Corp., Class A	21,277	661,289

MillerKnoll, Inc.	40,673	1,007,064

OPENLANE, Inc.*	59,727	1,033,277

Pitney Bowes, Inc.	38,673	167,454

Quad/Graphics, Inc.	34,361	182,457

SP Plus Corp.*	9,242	482,617

Steelcase, Inc., Class A	59,883	783,270

VSE Corp.(a)	6,433	514,640

Total Commercial Services & Supplies		15,074,180

Communications Equipment – 1.1%

Aviat Networks, Inc.*(a)	11,817	453,064

Clearfield, Inc.*(a)	11,991	369,802

CommScope Holding Co., Inc.*	403,740	528,899

Digi International, Inc.*	27,072	864,409

Extreme Networks, Inc.*	83,509	963,694

Harmonic, Inc.*	41,172	553,352

Infinera Corp.*(a)	114,953	693,167

Lantronix, Inc.*	21,066	74,995

NetScout Systems, Inc.*	65,832	1,437,771

Ribbon Communications, Inc.*	122,861	393,155

Viavi Solutions, Inc.*	91,142	828,481

Total Communications Equipment		7,160,789

Construction & Engineering – 1.2%

Argan, Inc.	7,110	359,339

See Notes to Financial Statements.

WisdomTree Trust	81

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2024

Investments	Shares	Value

Bowman Consulting Group Ltd.*	3,728	$129,697

Concrete Pumping Holdings, Inc.*	35,086	277,179

Construction Partners, Inc., Class A*	10,600	595,190

Granite Construction, Inc.	9,373	535,480

IES Holdings, Inc.*	8,671	1,054,741

Limbach Holdings, Inc.*	5,197	215,260

MYR Group, Inc.*	5,962	1,053,784

Northwest Pipe Co.*(a)	8,937	309,935

Primoris Services Corp.	40,623	1,729,321

Sterling Infrastructure, Inc.*	14,972	1,651,561

Total Construction & Engineering		7,911,487

Construction Materials – 0.1%

U.S. Lime & Minerals, Inc.	2,628	783,512

Consumer Finance – 2.1%

Atlanticus Holdings Corp.*	15,159	448,555

Bread Financial Holdings, Inc.	90,514	3,370,741

Enova International, Inc.*	36,322	2,282,111

EZCORP, Inc., Class A*	50,798	575,541

Green Dot Corp., Class A*	67,013	625,231

LendingClub Corp.*	40,100	352,479

Navient Corp.	164,093	2,855,218

Nelnet, Inc., Class A	13,105	1,240,388

PROG Holdings, Inc.	44,170	1,521,215

Regional Management Corp.	3,060	74,083

World Acceptance Corp.*	1,874	271,693

Total Consumer Finance		13,617,255

Consumer Staples Distribution & Retail – 0.9%

Andersons, Inc.	9,694	556,145

Chefs’ Warehouse, Inc.*	17,066	642,706

Ingles Markets, Inc., Class A	20,262	1,553,690

Natural Grocers by Vitamin Cottage, Inc.	14,340	258,837

PriceSmart, Inc.	12,788	1,074,192

SpartanNash Co.	26,726	540,132

Village Super Market, Inc., Class A	16,641	476,099

Weis Markets, Inc.	14,829	954,988

Total Consumer Staples Distribution & Retail		6,056,789

Containers & Packaging – 1.1%

Myers Industries, Inc.	25,563	592,295

O-I Glass, Inc.*	271,108	4,497,682

Pactiv Evergreen, Inc.	95,344	1,365,326

TriMas Corp.	27,979	747,878

Total Containers & Packaging		7,203,181

Distributors – 0.0%

Weyco Group, Inc.	10,172	324,283

Diversified Consumer Services – 1.3%

Adtalem Global Education, Inc.*	25,611	1,316,405

Carriage Services, Inc.	12,727	344,138

Chegg, Inc.*	114,352	865,645

European Wax Center, Inc., Class A*	28,238	366,529

Graham Holdings Co., Class B	1,972	1,513,865

Laureate Education, Inc.	65,383	952,630

Lincoln Educational Services Corp.*	17,247	178,162

Mister Car Wash, Inc.*(a)	114,866	890,212

Perdoceo Education Corp.	65,295	1,146,580

Strategic Education, Inc.	6,648	692,190

Universal Technical Institute, Inc.*	9,844	156,913

Total Diversified Consumer Services		8,423,269

Diversified REITs – 0.4%

Alexander & Baldwin, Inc.	24,382	401,572

Alpine Income Property Trust, Inc.(a)	7,126	108,885

American Assets Trust, Inc.	25,537	559,516

Armada Hoffler Properties, Inc.	25,608	266,323

Empire State Realty Trust, Inc., Class A	78,733	797,565

One Liberty Properties, Inc.	10,325	233,242

Total Diversified REITs		2,367,103

Diversified Telecommunication Services – 0.6%

Anterix, Inc.*	4,018	135,045

Bandwidth, Inc., Class A*	15,764	287,850

IDT Corp., Class B	14,001	529,378

Lumen Technologies, Inc.*(a)	1,710,471	2,668,335

Ooma, Inc.*	15,216	129,792

Shenandoah Telecommunications Co.	11,172	194,058

Total Diversified Telecommunication Services		3,944,458

Electric Utilities – 0.3%

Genie Energy Ltd., Class B	22,808	343,945

Hawaiian Electric Industries, Inc.(a)	137,975	1,554,978

Total Electric Utilities		1,898,923

Electrical Equipment – 1.1%

Allient, Inc.	11,577	413,067

Array Technologies, Inc.*	78,960	1,177,293

LSI Industries, Inc.	21,173	320,136

NEXTracker, Inc., Class A*	44,143	2,483,927

Powell Industries, Inc.	3,934	559,808

Preformed Line Products Co.	4,785	615,686

Shoals Technologies Group, Inc., Class A*(a)	59,796	668,519

Thermon Group Holdings, Inc.*	17,676	578,359

Vicor Corp.*	12,203	466,643

Total Electrical Equipment		7,283,438

Electronic Equipment, Instruments & Components – 1.9%

Arlo Technologies, Inc.*	21,645	273,809

Bel Fuse, Inc., Class B	12,410	748,447

Benchmark Electronics, Inc.	24,486	734,825

Climb Global Solutions, Inc.	3,372	239,007

CTS Corp.	15,928	745,271

Daktronics, Inc.*	35,566	354,237

ePlus, Inc.*	17,790	1,397,227

Iteris, Inc.*	14,492	71,591

Kimball Electronics, Inc.*	19,844	429,623

Knowles Corp.*	43,436	699,320

Luna Innovations, Inc.*(a)	17,977	57,616

Methode Electronics, Inc.	19,939	242,857

Mirion Technologies, Inc.*(a)	57,635	655,310

Napco Security Technologies, Inc.	11,257	452,081

OSI Systems, Inc.*	7,128	1,018,021

See Notes to Financial Statements.

82	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2024

Investments	Shares	Value

PC Connection, Inc.	10,771	$710,132

Richardson Electronics Ltd.(a)	12,454	114,701

Rogers Corp.*	5,068	601,521

ScanSource, Inc.*	20,897	920,304

TTM Technologies, Inc.*	77,285	1,209,510

Vishay Precision Group, Inc.*	10,012	353,724

Total Electronic Equipment, Instruments & Components		12,029,134

Energy Equipment & Services – 1.8%

Archrock, Inc.	46,389	912,472

Atlas Energy Solutions, Inc.(a)	46,424	1,050,111

Core Laboratories, Inc.	19,380	331,010

Diamond Offshore Drilling, Inc.*	36,955	504,066

DMC Global, Inc.*	19,693	383,817

Helix Energy Solutions Group, Inc.*	32,619	353,590

KLX Energy Services Holdings, Inc.*(a)	30,648	237,216

Kodiak Gas Services, Inc.	17,878	488,784

Mammoth Energy Services, Inc.*	29,070	105,815

Natural Gas Services Group, Inc.*	6,993	135,874

Newpark Resources, Inc.*	37,065	267,609

Oceaneering International, Inc.*	29,118	681,361

Oil States International, Inc.*	20,860	128,498

ProFrac Holding Corp., Class A*(a)	35,889	300,032

ProPetro Holding Corp.*	107,994	872,591

Ranger Energy Services, Inc.	27,078	305,711

RPC, Inc.(a)	279,234	2,161,271

Select Water Solutions, Inc.	78,241	722,164

Solaris Oilfield Infrastructure, Inc., Class A	30,725	266,386

TETRA Technologies, Inc.*	67,121	297,346

U.S. Silica Holdings, Inc.*	117,233	1,454,862

Total Energy Equipment & Services		11,960,586

Entertainment – 0.9%

Cinemark Holdings, Inc.*	66,516	1,195,293

Marcus Corp.	9,577	136,568

Playstudios, Inc.*	218,110	606,346

Sphere Entertainment Co.*(a)	64,906	3,185,586

Vivid Seats, Inc., Class A*(a)	105,557	632,286

Total Entertainment		5,756,079

Financial Services – 1.5%

A-Mark Precious Metals, Inc.(a)	42,785	1,313,072

Alerus Financial Corp.	8,374	182,804

Cantaloupe, Inc.*	17,032	109,516

Cass Information Systems, Inc.	3,239	156,022

Federal Agricultural Mortgage Corp., Class C	6,532	1,286,020

I3 Verticals, Inc., Class A*	10,500	240,345

International Money Express, Inc.*	19,055	435,026

Merchants Bancorp	45,128	1,948,627

NewtekOne, Inc.	7,482	82,302

NMI Holdings, Inc., Class A*	82,905	2,681,148

Paymentus Holdings, Inc., Class A*	5,437	123,692

Payoneer Global, Inc.*	79,649	387,094

Repay Holdings Corp.*	60,801	668,811

UWM Holdings Corp.(a)	55,258	401,173

Waterstone Financial, Inc.	2,913	35,451

Total Financial Services		10,051,103

Food Products – 1.5%

B&G Foods, Inc.	69,504	795,126

Cal-Maine Foods, Inc.	82,080	4,830,408

Calavo Growers, Inc.	3,893	108,264

Hain Celestial Group, Inc.*	27,273	214,366

John B Sanfilippo & Son, Inc.	5,875	622,280

Mama’s Creations, Inc.*	25,878	129,390

Seneca Foods Corp., Class A*	6,976	396,934

Tootsie Roll Industries, Inc.	21,357	684,079

TreeHouse Foods, Inc.*	29,392	1,144,819

Utz Brands, Inc.	31,028	572,156

Vital Farms, Inc.*	14,425	335,381

Total Food Products		9,833,203

Gas Utilities – 0.3%

Chesapeake Utilities Corp.	7,598	815,265

Northwest Natural Holding Co.	21,782	810,726

RGC Resources, Inc.	7,453	150,849

Total Gas Utilities		1,776,840

Ground Transportation – 1.1%

Covenant Logistics Group, Inc.	12,614	584,785

Daseke, Inc.*	23,555	195,506

Heartland Express, Inc.	18,812	224,615

Marten Transport Ltd.	36,897	681,857

RXO, Inc.*	25,573	559,281

Schneider National, Inc., Class B	108,823	2,463,753

Universal Logistics Holdings, Inc.(a)	34,534	1,273,269

Werner Enterprises, Inc.	32,252	1,261,698

Total Ground Transportation		7,244,764

Health Care Equipment & Supplies – 1.3%

Atrion Corp.(a)	757	350,907

Avanos Medical, Inc.*	26,380	525,226

Axogen, Inc.*	18,551	149,707

Embecta Corp.	76,972	1,021,419

ICU Medical, Inc.*	14,895	1,598,532

iRadimed Corp.	4,763	209,524

LeMaitre Vascular, Inc.	5,183	343,944

Omnicell, Inc.*	21,780	636,629

OraSure Technologies, Inc.*	57,736	355,076

Orthofix Medical, Inc.*	10,110	146,797

OrthoPediatrics Corp.*	5,638	164,404

Sanara Medtech, Inc.*	3,643	134,791

Semler Scientific, Inc.*	4,830	141,084

STAAR Surgical Co.*	14,297	547,289

Surmodics, Inc.*	3,199	93,859

Tactile Systems Technology, Inc.*	19,638	319,118

UFP Technologies, Inc.*	2,214	558,371

Utah Medical Products, Inc.	2,321	165,046

Varex Imaging Corp.*	27,385	495,669

Zimvie, Inc.*	17,815	293,769

Zynex, Inc.*(a)	21,452	265,361

Total Health Care Equipment & Supplies		8,516,522

Health Care Providers & Services – 2.3%

AdaptHealth Corp.*	98,981	1,139,271

See Notes to Financial Statements.

WisdomTree Trust	83

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2024

Investments	Shares	Value

Addus HomeCare Corp.*	6,422	$663,649

Agiliti, Inc.*	90,637	917,246

AirSculpt Technologies, Inc.*(a)	36,004	221,065

Astrana Health, Inc.*	12,472	523,699

Community Health Systems, Inc.*	228,823	800,881

Cross Country Healthcare, Inc.*	42,226	790,471

DocGo, Inc.*(a)	27,240	110,050

Enhabit, Inc.*	21,841	254,448

InfuSystem Holdings, Inc.*	6,792	58,207

Joint Corp.*(a)	8,617	112,538

National HealthCare Corp.	3,638	343,827

National Research Corp.	6,651	263,446

Owens & Minor, Inc.*	27,546	763,300

Patterson Cos., Inc.	68,164	1,884,735

Pediatrix Medical Group, Inc.*	104,023	1,043,351

Pennant Group, Inc.*	15,778	309,722

PetIQ, Inc.*	21,121	386,092

Premier, Inc., Class A	115,586	2,554,451

Privia Health Group, Inc.*	25,659	502,660

RadNet, Inc.*	13,552	659,440

U.S. Physical Therapy, Inc.	3,713	419,086

Total Health Care Providers & Services		14,721,635

Health Care REITs – 0.3%

Community Healthcare Trust, Inc.	5,748	152,609

LTC Properties, Inc.	20,290	659,628

National Health Investors, Inc.	15,683	985,363

Universal Health Realty Income Trust	4,448	163,286

Total Health Care REITs		1,960,886

Health Care Technology – 0.5%

Certara, Inc.*	46,780	836,426

Definitive Healthcare Corp.*(a)	39,323	317,337

GoodRx Holdings, Inc., Class A*	151,803	1,077,801

Health Catalyst, Inc.*	14,437	108,711

HealthStream, Inc.	6,649	177,262

OptimizeRx Corp.*(a)	7,670	93,191

Schrodinger, Inc.*	13,577	366,579

Simulations Plus, Inc.(a)	4,534	186,574

Total Health Care Technology		3,163,881

Hotel & Resort REITs – 0.4%

Chatham Lodging Trust	11,129	112,514

DiamondRock Hospitality Co.	82,955	797,197

RLJ Lodging Trust	41,024	484,904

Sunstone Hotel Investors, Inc.	70,265	782,752

Xenia Hotels & Resorts, Inc.	32,964	494,790

Total Hotel & Resort REITs		2,672,157

Hotels, Restaurants & Leisure – 3.7%

Accel Entertainment, Inc.*	67,288	793,325

Biglari Holdings, Inc., Class B*	1,618	306,902

BJ’s Restaurants, Inc.*	5,642	204,128

Bloomin’ Brands, Inc.	91,797	2,632,738

Bowlero Corp., Class A(a)	77,480	1,061,476

Brinker International, Inc.*	35,095	1,743,520

Carrols Restaurant Group, Inc.	31,058	295,362

Cheesecake Factory, Inc.	30,102	1,088,187

Chuy’s Holdings, Inc.*	8,085	272,707

Cracker Barrel Old Country Store, Inc.	12,844	934,144

Dave & Buster’s Entertainment, Inc.*	26,629	1,666,975

Denny’s Corp.*	34,292	307,256

Dine Brands Global, Inc.	18,310	851,049

El Pollo Loco Holdings, Inc.*	29,419	286,541

Everi Holdings, Inc.*	89,188	896,339

First Watch Restaurant Group, Inc.*	13,388	329,613

Golden Entertainment, Inc.	43,650	1,607,629

Jack in the Box, Inc.	15,405	1,054,934

Krispy Kreme, Inc.	36,552	556,870

Kura Sushi USA, Inc., Class A*(a)	2,235	257,383

Monarch Casino & Resort, Inc.	11,416	856,086

Nathan’s Famous, Inc.	3,083	218,276

ONE Group Hospitality, Inc.*(a)	25,973	144,670

Papa John’s International, Inc.	10,140	675,324

PlayAGS, Inc.*	11,102	99,696

Portillo’s, Inc., Class A*	13,128	186,155

Potbelly Corp.*	12,730	154,160

RCI Hospitality Holdings, Inc.	7,108	412,264

Sabre Corp.*	497,690	1,204,410

Shake Shack, Inc., Class A*	8,423	876,245

Six Flags Entertainment Corp.*	24,981	657,500

Target Hospitality Corp.*(a)	128,418	1,395,904

Xponential Fitness, Inc., Class A*(a)	9,530	157,626

Total Hotels, Restaurants & Leisure		24,185,394

Household Durables – 3.0%

Beazer Homes USA, Inc.*	46,178	1,514,638

Cavco Industries, Inc.*	5,276	2,105,441

Century Communities, Inc.	27,092	2,614,378

Cricut, Inc., Class A	65,097	309,862

Dream Finders Homes, Inc., Class A*(a)	60,287	2,636,350

Ethan Allen Interiors, Inc.	27,314	944,245

Green Brick Partners, Inc.*	42,135	2,537,791

Hovnanian Enterprises, Inc., Class A*	8,549	1,341,680

La-Z-Boy, Inc.	31,754	1,194,585

Landsea Homes Corp.*	33,856	491,928

Legacy Housing Corp.*	26,212	564,082

Lovesac Co.*	7,900	178,540

Snap One Holdings Corp.*	48,922	421,708

Sonos, Inc.*	97,614	1,860,523

Universal Electronics, Inc.*	8,064	80,721

Vizio Holding Corp., Class A*	31,747	347,312

Total Household Durables		19,143,784

Household Products – 0.6%

Central Garden & Pet Co., Class A*	35,692	1,317,749

Energizer Holdings, Inc.	58,050	1,708,992

Oil-Dri Corp. of America	5,214	388,756

Spectrum Brands Holdings, Inc.(a)	7,732	688,225

Total Household Products		4,103,722

See Notes to Financial Statements.

84	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2024

Investments	Shares	Value

Independent Power & Renewable Electricity Producers – 0.0%

Montauk Renewables, Inc.*	32,905	$136,885

Industrial REITs – 0.2%

Innovative Industrial Properties, Inc.	15,557	1,610,772

Insurance – 1.1%

Ambac Financial Group, Inc.*	86,853	1,357,512

AMERISAFE, Inc.	6,968	349,585

Crawford & Co., Class A	25,677	242,134

Donegal Group, Inc., Class A	7,956	112,498

Employers Holdings, Inc.	16,557	751,522

Goosehead Insurance, Inc., Class A*	5,440	362,413

HCI Group, Inc.	2,585	300,067

Heritage Insurance Holdings, Inc.*	10,529	112,134

Horace Mann Educators Corp.	8,622	318,928

Investors Title Co.	483	78,821

National Western Life Group, Inc., Class A	1,639	806,322

Palomar Holdings, Inc.*	8,438	707,358

ProAssurance Corp.*	9,720	124,999

Safety Insurance Group, Inc.	3,057	251,255

Skyward Specialty Insurance Group, Inc.*(a)	12,023	449,780

Stewart Information Services Corp.	5,346	347,811

Universal Insurance Holdings, Inc.	24,517	498,185

Total Insurance		7,171,324

Interactive Media & Services – 1.1%

Cargurus, Inc.*	48,934	1,129,397

Cars.com, Inc.*	94,418	1,622,101

DHI Group, Inc.*	34,762	88,643

QuinStreet, Inc.*	11,895	210,066

Shutterstock, Inc.(a)	30,108	1,379,247

Travelzoo*	15,821	161,058

TripAdvisor, Inc.*	69,615	1,934,601

Vimeo, Inc.*	37,523	153,469

ZipRecruiter, Inc., Class A*	41,460	476,375

Total Interactive Media & Services		7,154,957

IT Services – 0.6%

Grid Dynamics Holdings, Inc.*	23,212	285,276

Hackett Group, Inc.	16,814	408,580

Information Services Group, Inc.	35,662	144,074

Perficient, Inc.*	19,101	1,075,195

Squarespace, Inc., Class A*	25,514	929,730

Thoughtworks Holding, Inc.*(a)	132,411	335,000

Unisys Corp.*	131,122	643,809

Total IT Services		3,821,664

Leisure Products – 1.3%

American Outdoor Brands, Inc.*	15,297	134,614

AMMO, Inc.*	55,159	151,687

Escalade, Inc.	7,460	102,575

JAKKS Pacific, Inc.*	12,754	315,024

Johnson Outdoors, Inc., Class A	7,513	346,425

Latham Group, Inc.*	47,549	188,294

Malibu Boats, Inc., Class A*	30,735	1,330,211

Marine Products Corp.	40,510	475,993

MasterCraft Boat Holdings, Inc.*	31,682	751,497

Smith & Wesson Brands, Inc.	27,484	477,122

Solo Brands, Inc., Class A*(a)	102,208	221,791

Sturm Ruger & Co., Inc.	10,980	506,727

Topgolf Callaway Brands Corp.*	68,772	1,112,043

Vista Outdoor, Inc.*(a)	73,930	2,423,425

Total Leisure Products		8,537,428

Life Sciences Tools & Services – 0.3%

Cytek Biosciences, Inc.*(a)	26,471	177,620

Harvard Bioscience, Inc.*	22,153	93,929

Maravai LifeSciences Holdings, Inc., Class A*	81,743	708,712

Mesa Laboratories, Inc.	3,824	419,607

OmniAb, Inc.*	65,314	354,002

Total Life Sciences Tools & Services		1,753,870

Machinery – 3.5%

Alamo Group, Inc.	5,913	1,350,115

Astec Industries, Inc.	13,321	582,261

Atmus Filtration Technologies, Inc.*	69,459	2,240,053

Columbus McKinnon Corp.	19,406	866,090

Commercial Vehicle Group, Inc.*	40,532	260,621

Douglas Dynamics, Inc.	10,591	255,455

Energy Recovery, Inc.*	12,899	203,675

Enerpac Tool Group Corp.	24,375	869,212

Gorman-Rupp Co.	8,431	333,446

Greenbrier Cos., Inc.	21,256	1,107,438

Helios Technologies, Inc.	18,852	842,496

Hillman Solutions Corp.*	74,241	789,924

Hyster-Yale Materials Handling, Inc.	17,869	1,146,654

Kennametal, Inc.	43,033	1,073,243

Lindsay Corp.	5,062	595,595

Manitowoc Co., Inc.*(a)	43,315	612,474

Mayville Engineering Co., Inc.*	12,004	172,017

Miller Industries, Inc.	11,065	554,356

Mueller Water Products, Inc., Class A	53,819	865,948

Omega Flex, Inc.(a)	2,919	207,045

Park-Ohio Holdings Corp.	12,041	321,254

Proto Labs, Inc.*	9,361	334,656

REV Group, Inc.	35,106	775,491

Shyft Group, Inc.	32,894	408,543

Standex International Corp.	5,014	913,651

Tennant Co.	11,003	1,338,075

Titan International, Inc.*	64,173	799,596

Trinity Industries, Inc.	27,156	756,295

Wabash National Corp.	74,567	2,232,536

Total Machinery		22,808,215

Media – 1.3%

Advantage Solutions, Inc.*	204,457	885,299

AMC Networks, Inc., Class A*	59,473	721,407

EchoStar Corp., Class A*	66,637	949,577

Emerald Holding, Inc.*	26,722	181,977

Entravision Communications Corp., Class A	22,066	36,188

Gannett Co., Inc.*	187,591	457,722

Gray Television, Inc.	71,129	449,535

See Notes to Financial Statements.

WisdomTree Trust	85

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2024

Investments	Shares	Value

John Wiley & Sons, Inc., Class A	27,845	$1,061,730

Magnite, Inc.*	68,378	735,064

PubMatic, Inc., Class A*	8,748	207,503

Scholastic Corp.	12,615	475,712

Sinclair, Inc.(a)	66,134	890,825

Stagwell, Inc.*(a)	164,147	1,020,994

TechTarget, Inc.*	16,926	559,912

Total Media		8,633,445

Metals & Mining – 0.8%

Compass Minerals International, Inc.	9,503	149,577

Haynes International, Inc.	7,641	459,377

Kaiser Aluminum Corp.	4,556	407,124

Materion Corp.	8,660	1,140,955

Metallus, Inc.*	29,481	655,952

Olympic Steel, Inc.	6,928	491,057

Radius Recycling, Inc.	8,078	170,688

Ramaco Resources, Inc., Class A	30,783	518,386

Ryerson Holding Corp.	26,114	874,819

SunCoke Energy, Inc.	51,181	576,810

Total Metals & Mining		5,444,745

Multi-Utilities – 0.1%

Unitil Corp.	8,069	422,412

Office REITs – 0.8%

Brandywine Realty Trust	320,100	1,536,480

Douglas Emmett, Inc.	33,071	458,695

Easterly Government Properties, Inc.	23,586	271,475

Equity Commonwealth*	33,678	635,840

Highwoods Properties, Inc.	53,982	1,413,249

Piedmont Office Realty Trust, Inc., Class A	74,408	523,088

Postal Realty Trust, Inc., Class A	6,472	92,679

Total Office REITs		4,931,506

Oil, Gas & Consumable Fuels – 4.5%

Amplify Energy Corp.*(a)	77,833	514,476

Berry Corp.	125,026	1,006,459

Centrus Energy Corp., Class A*(a)	8,224	341,543

Crescent Energy Co., Class A	46,491	553,243

Delek U.S. Holdings, Inc.	102,926	3,163,945

Evolution Petroleum Corp.(a)	42,062	258,261

Excelerate Energy, Inc., Class A	19,308	309,314

FutureFuel Corp.	46,899	377,537

Granite Ridge Resources, Inc.	185,902	1,208,363

Gulfport Energy Corp.*	17,553	2,810,587

Hallador Energy Co.*(a)	58,355	311,032

HighPeak Energy, Inc.(a)	93,848	1,479,983

Kinetik Holdings, Inc.	12,195	486,215

NACCO Industries, Inc., Class A	5,646	170,509

OPAL Fuels, Inc., Class A*	20,203	101,419

Overseas Shipholding Group, Inc., Class A	94,701	606,087

Par Pacific Holdings, Inc.*	119,582	4,431,709

REX American Resources Corp.*	9,961	584,810

Riley Exploration Permian, Inc.	35,261	1,163,613

Ring Energy, Inc.*(a)	413,782	811,013

SandRidge Energy, Inc.(a)	73,176	1,066,174

SilverBow Resources, Inc.*	47,599	1,625,030

Sitio Royalties Corp., Class A	19,188	474,327

Talos Energy, Inc.*	32,210	448,685

VAALCO Energy, Inc.	91,468	637,532

Vital Energy, Inc.*	54,480	2,862,379

W&T Offshore, Inc.(a)	28,960	76,744

World Kinect Corp.	46,689	1,234,924

Total Oil, Gas & Consumable Fuels		29,115,913

Paper & Forest Products – 0.6%

Clearwater Paper Corp.*	20,211	883,827

Sylvamo Corp.	48,608	3,001,058

Total Paper & Forest Products		3,884,885

Passenger Airlines – 0.3%

Allegiant Travel Co.	21,467	1,614,533

Sun Country Airlines Holdings, Inc.*	41,023	619,037

Total Passenger Airlines		2,233,570

Personal Care Products – 0.6%

Edgewell Personal Care Co.	31,339	1,210,939

Medifast, Inc.	15,966	611,817

Nature’s Sunshine Products, Inc.*	8,144	169,151

Nu Skin Enterprises, Inc., Class A	30,172	417,279

Olaplex Holdings, Inc.*(a)	442,304	849,223

USANA Health Sciences, Inc.*	10,842	525,837

Total Personal Care Products		3,784,246

Pharmaceuticals – 1.6%

Amneal Pharmaceuticals, Inc.*	197,881	1,199,159

Amylyx Pharmaceuticals, Inc.*	15,904	45,167

ANI Pharmaceuticals, Inc.*	13,398	926,204

Arvinas, Inc.*	12,962	535,071

Assertio Holdings, Inc.*(a)	161,243	154,681

Biote Corp., Class A*(a)	18,183	105,461

Collegium Pharmaceutical, Inc.*	57,982	2,250,861

Harmony Biosciences Holdings, Inc.*	37,795	1,269,156

Innoviva, Inc.*	32,563	496,260

Ligand Pharmaceuticals, Inc.*	13,338	975,008

Pacira BioSciences, Inc.*	39,155	1,144,109

Phibro Animal Health Corp., Class A	33,182	429,043

SIGA Technologies, Inc.	18,344	157,025

Supernus Pharmaceuticals, Inc.*	12,281	418,905

Total Pharmaceuticals		10,106,110

Professional Services – 1.7%

Asure Software, Inc.*(a)	22,257	173,160

Barrett Business Services, Inc.	3,872	490,660

CRA International, Inc.	3,476	519,940

CSG Systems International, Inc.	17,704	912,464

First Advantage Corp.(a)	76,877	1,246,945

Forrester Research, Inc.*	14,286	308,006

Franklin Covey Co.*	4,931	193,591

Heidrick & Struggles International, Inc.	18,693	629,206

HireRight Holdings Corp.*	56,348	804,086

Huron Consulting Group, Inc.*	7,318	707,065

Kelly Services, Inc., Class A	22,181	555,412

See Notes to Financial Statements.

86	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2024

Investments	Shares	Value

Kforce, Inc.	8,890	$626,923

Legalzoom.com, Inc.*	55,686	742,851

Mistras Group, Inc.*	15,407	147,291

NV5 Global, Inc.*	6,175	605,212

RCM Technologies, Inc.*	6,306	134,759

Resources Connection, Inc.	35,265	464,088

Sterling Check Corp.*	59,851	962,404

TrueBlue, Inc.*	15,390	192,683

Upwork, Inc.*	31,301	383,750

Willdan Group, Inc.*	9,101	263,838

Total Professional Services		11,064,334

Real Estate Management & Development – 0.8%

eXp World Holdings, Inc.(a)	31,938	329,920

Forestar Group, Inc.*	44,128	1,773,504

FRP Holdings, Inc.*	2,105	129,247

Newmark Group, Inc., Class A	184,410	2,045,107

RMR Group, Inc., Class A	26,141	627,384

Tejon Ranch Co.*	7,814	120,414

Total Real Estate Management & Development		5,025,576

Residential REITs – 0.1%

NexPoint Residential Trust, Inc.	23,691	762,613

Retail REITs – 0.6%

Acadia Realty Trust	36,595	622,481

Alexander’s, Inc.	3,481	755,864

Getty Realty Corp.	18,984	519,213

NETSTREIT Corp.(a)	14,020	257,547

Retail Opportunity Investments Corp.	27,088	347,268

Saul Centers, Inc.	9,492	365,347

Urban Edge Properties	25,198	435,170

Whitestone REIT	31,284	392,614

Total Retail REITs		3,695,504

Semiconductors & Semiconductor Equipment – 1.4%

ACM Research, Inc., Class A*(a)	46,854	1,365,326

Aehr Test Systems*(a)	8,768	108,723

CEVA, Inc.*	5,508	125,087

Cohu, Inc.*	25,773	859,014

Everspin Technologies, Inc.*	14,559	115,307

Impinj, Inc.*(a)	5,894	756,848

inTEST Corp.*(a)	11,636	154,177

MaxLinear, Inc.*	75,957	1,418,117

NVE Corp.	2,945	265,580

PDF Solutions, Inc.*	9,562	321,953

Photronics, Inc.*	50,048	1,417,359

SiTime Corp.*	5,238	488,339

Ultra Clean Holdings, Inc.*	18,265	839,094

Veeco Instruments, Inc.*	28,064	987,011

Total Semiconductors & Semiconductor Equipment		9,221,935

Software – 4.1%

8x8, Inc.*	141,996	383,389

A10 Networks, Inc.	36,694	502,341

Adeia, Inc.	142,845	1,559,867

Agilysys, Inc.*	5,253	442,618

American Software, Inc., Class A	16,857	193,013

Amplitude, Inc., Class A*	16,634	180,978

AvePoint, Inc.*	40,988	324,625

Cerence, Inc.*	11,029	173,707

Clear Secure, Inc., Class A	20,758	441,523

Clearwater Analytics Holdings, Inc., Class A*	26,632	471,120

Consensus Cloud Solutions, Inc.*	32,046	508,250

CoreCard Corp.*(a)	6,094	67,339

Daily Journal Corp.*	434	156,939

E2open Parent Holdings, Inc.*	147,423	654,558

eGain Corp.*	17,996	116,074

Enfusion, Inc., Class A*(a)	22,200	205,350

Envestnet, Inc.*	22,346	1,294,057

Everbridge, Inc.*	24,832	864,899

EverCommerce, Inc.*(a)	92,581	872,113

Jamf Holding Corp.*(a)	25,973	476,604

LivePerson, Inc.*(a)	57,533	57,383

LiveRamp Holdings, Inc.*	21,506	741,957

MeridianLink, Inc.*	15,854	296,470

Mitek Systems, Inc.*(a)	35,016	493,726

Model N, Inc.*	16,137	459,420

N-able, Inc.*	46,213	604,004

NCR Voyix Corp.*	167,503	2,115,563

Olo, Inc., Class A*	41,362	227,077

PagerDuty, Inc.*(a)	20,544	465,938

Progress Software Corp.	29,134	1,553,133

PROS Holdings, Inc.*(a)	9,538	346,515

Q2 Holdings, Inc.*	12,439	653,794

Rimini Street, Inc.*(a)	125,939	410,561

RingCentral, Inc., Class A*	72,334	2,512,883

SolarWinds Corp.*	94,293	1,189,978

SoundThinking, Inc.*	5,344	84,863

Sprinklr, Inc., Class A*(a)	32,869	403,303

Upland Software, Inc.*	60,561	187,133

Verint Systems, Inc.*	53,386	1,769,746

Vertex, Inc., Class A*	15,299	485,896

Xperi, Inc.*	84,541	1,019,564

Yext, Inc.*	35,895	216,447

Zuora, Inc., Class A*	28,066	255,962

Total Software		26,440,680

Specialized REITs – 0.1%

Farmland Partners, Inc.	17,009	188,800

Four Corners Property Trust, Inc.	32,005	783,162

Total Specialized REITs		971,962

Specialty Retail – 4.6%

1-800-Flowers.com, Inc., Class A*(a)	19,773	214,142

Aaron’s Co., Inc.	33,488	251,160

America’s Car-Mart, Inc.*	1,998	127,612

Arhaus, Inc.(a)	101,365	1,560,007

Arko Corp.	46,652	265,916

Big 5 Sporting Goods Corp.(a)	12,252	43,127

Boot Barn Holdings, Inc.*	16,989	1,616,503

Buckle, Inc.	44,928	1,809,251

See Notes to Financial Statements.

WisdomTree Trust	87

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2024

Investments	Shares	Value

Build-A-Bear Workshop, Inc.	18,609	$555,851

Caleres, Inc.	37,119	1,522,993

Camping World Holdings, Inc., Class A	27,288	759,971

Chewy, Inc., Class A*(a)	25,007	397,861

Designer Brands, Inc., Class A	100,232	1,095,536

Destination XL Group, Inc.*(a)	93,726	337,414

Genesco, Inc.*	9,318	262,208

Guess?, Inc.	73,286	2,306,310

Haverty Furniture Cos., Inc.	17,350	591,982

Hibbett, Inc.	14,381	1,104,605

J Jill, Inc.*	14,275	456,372

MarineMax, Inc.*	30,236	1,005,649

Monro, Inc.	12,620	398,035

National Vision Holdings, Inc.*	22,506	498,733

ODP Corp.*	38,637	2,049,693

OneWater Marine, Inc., Class A*	20,939	589,433

Revolve Group, Inc.*(a)	21,917	463,983

Sally Beauty Holdings, Inc.*(a)	160,471	1,993,050

Shoe Carnival, Inc.	27,178	995,802

Sonic Automotive, Inc., Class A	43,343	2,467,950

Sportsman’s Warehouse Holdings, Inc.*	23,306	72,482

Torrid Holdings, Inc.*(a)	51,433	250,993

Upbound Group, Inc.	52,063	1,833,138

Victoria’s Secret & Co.*(a)	54,232	1,051,016

Warby Parker, Inc., Class A*	20,881	284,190

Winmark Corp.	917	331,679

Total Specialty Retail		29,564,647

Technology Hardware, Storage & Peripherals – 0.9%

Corsair Gaming, Inc.*	36,829	454,470

CPI Card Group, Inc.*	20,444	365,129

Eastman Kodak Co.*	159,783	790,926

Immersion Corp.	53,575	400,741

Xerox Holdings Corp.	199,601	3,572,858

Total Technology Hardware, Storage & Peripherals		5,584,124

Textiles, Apparel & Luxury Goods – 1.5%

Carter’s, Inc.	23,904	2,024,191

Figs, Inc., Class A*(a)	39,818	198,294

G-III Apparel Group Ltd.*	29,558	857,477

Levi Strauss & Co., Class A(a)	197,167	3,941,368

Movado Group, Inc.	18,804	525,196

Oxford Industries, Inc.	16,116	1,811,438

Rocky Brands, Inc.	5,761	156,296

Vera Bradley, Inc.*	30,111	204,755

Wolverine World Wide, Inc.	18,598	208,484

Total Textiles, Apparel & Luxury Goods		9,927,499

Tobacco – 0.4%

Turning Point Brands, Inc.	6,890	201,877

Universal Corp.	16,613	859,225

Vector Group Ltd.	127,243	1,394,583

Total Tobacco		2,455,685

Trading Companies & Distributors – 2.0%

Alta Equipment Group, Inc.	20,357	263,623

BlueLinx Holdings, Inc.*	9,813	1,278,045

Custom Truck One Source, Inc.*	97,757	568,946

Distribution Solutions Group, Inc.*(a)	9,768	346,569

DNOW, Inc.*	86,197	1,310,194

DXP Enterprises, Inc.*	21,463	1,153,207

EVI Industries, Inc.	4,610	114,789

Global Industrial Co.	15,873	710,793

H&E Equipment Services, Inc.	29,183	1,872,965

Hudson Technologies, Inc.*	37,577	413,723

Karat Packaging, Inc.	15,283	437,247

McGrath RentCorp	14,312	1,765,671

MRC Global, Inc.*	85,319	1,072,460

Titan Machinery, Inc.*(a)	34,536	856,838

Transcat, Inc.*	2,277	253,726

Willis Lease Finance Corp.*	8,591	426,285

Total Trading Companies & Distributors		12,845,081

Water Utilities – 0.2%

Artesian Resources Corp., Class A	3,985	147,883

Middlesex Water Co.	4,651	244,178

Pure Cycle Corp.*	9,429	89,576

SJW Group	11,838	669,912

York Water Co.	6,333	229,698

Total Water Utilities		1,381,247

Wireless Telecommunication Services – 0.3%

Gogo, Inc.*	121,508	1,066,840

Spok Holdings, Inc.	22,040	351,538

U.S. Cellular Corp.*	11,967	436,795

Total Wireless Telecommunication Services		1,855,173
Total United States		641,831,292

Canada – 0.0%

Insurance – 0.0%

Kingsway Financial Services, Inc.*	4,193	34,970

China – 0.1%

Semiconductors & Semiconductor Equipment – 0.1%

indie Semiconductor, Inc., Class A*(a)	42,995	304,405

Jersey – 0.4%

Chemicals – 0.4%

Arcadium Lithium PLC*(a)	598,976	2,581,586

Philippines – 0.1%

Professional Services – 0.1%

TaskUS, Inc., Class A*(a)	36,260	422,429

Puerto Rico – 0.4%

Banks – 0.2%

OFG Bancorp	35,900	1,321,479

Financial Services – 0.2%

EVERTEC, Inc.	34,600	1,380,540
Total Puerto Rico		2,702,019
TOTAL COMMON STOCKS (Cost: $606,486,954)		647,876,701

See Notes to Financial Statements.

88	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2024

Investments	Shares	Value

WARRANTS – 0.0%

United States – 0.0%

OmniAb, Inc., exercise price $12.50, expiring 11/1/27*†	2,562	$0

OmniAb, Inc., exercise price $15.00, expiring 11/1/27*†	2,562	0
TOTAL WARRANTS (Cost: $0)		0

EXCHANGE-TRADED FUND – 0.0%

United States – 0.0%

WisdomTree U.S. MidCap Fund(b)
(Cost: $179,190)	3,380	206,248

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.3%

United States – 1.3%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(c)
(Cost: $8,453,346)	8,453,346	8,453,346

TOTAL INVESTMENTS IN SECURITIES – 101.2% (Cost: $615,119,490)		656,536,295

Other Assets less Liabilities – (1.2)%		(7,721,502)

NET ASSETS – 100.0%		$648,814,793
*	Non-income producing security.

†

This security is being fair valued using significant unobservable inputs (i.e., Level 3 on the fair value hierarchy) by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust. The aggregate value of Level 3 fair valued securities is $43,584, which represents 0.01% of net assets.

(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $41,498,328 and the total market value of the collateral held by the Fund was $42,609,873. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $34,156,527.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2024.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2024 were as follows:

Affiliate	Value at 3/31/2023	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2024	Dividend Income
WisdomTree U.S. MidCap Fund	$1,253,597	$2,300,724	$3,531,467	$52,081	$131,313	$206,248	$13,057

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
Biotechnology	$6,951,340	$—	$43,584	*	$6,994,924
Other	640,881,777	—	—		640,881,777
Warrants	—	—	0	*	0
Exchange-Traded Fund	206,248	—	—		206,248
Investment of Cash Collateral for Securities Loaned	—	8,453,346	—		8,453,346
Total Investments in Securities	$648,039,365	$8,453,346	$43,584		$656,536,295
*

Fair valuations using significant unobservable inputs were determined by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust.

See Notes to Financial Statements.

WisdomTree Trust	89

Schedule of Investments

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 99.8%

United States – 99.0%

Air Freight & Logistics – 0.1%

Forward Air Corp.	17,057	$530,643

Automobile Components – 1.2%

Patrick Industries, Inc.	25,771	3,078,861

Standard Motor Products, Inc.	30,020	1,007,171

Total Automobile Components		4,086,032

Automobiles – 0.5%

Winnebago Industries, Inc.	25,304	1,872,496

Banks – 4.3%

Arrow Financial Corp.	29,308	733,286

Banc of California, Inc.	228,223	3,471,272

Bank7 Corp.	7,506	211,669

Brookline Bancorp, Inc.	194,781	1,940,019

Capital Bancorp, Inc.	8,339	173,701

Central Valley Community Bancorp	9,346	185,892

Citizens Financial Services, Inc.	6,621	325,753

Esquire Financial Holdings, Inc.	3,691	175,212

First Bank	16,832	231,272

First Internet Bancorp	4,039	140,315

International Bancshares Corp.	72,842	4,089,350

Live Oak Bancshares, Inc.	15,182	630,205

MidWestOne Financial Group, Inc.	14,206	332,989

MVB Financial Corp.	14,447	322,312

Northeast Bank	2,793	154,565

Parke Bancorp, Inc.	10,695	184,221

Pathward Financial, Inc.	9,316	470,272

Peoples Financial Services Corp.	8,978	387,042

Plumas Bancorp	4,898	180,197

Shore Bancshares, Inc.	42,966	494,109

Unity Bancorp, Inc.	7,042	194,359

Total Banks		15,028,012

Beverages – 0.2%

MGP Ingredients, Inc.	7,827	674,140

Building Products – 1.6%

Apogee Enterprises, Inc.	19,235	1,138,712

CSW Industrials, Inc.	5,649	1,325,255

Griffon Corp.	29,323	2,150,549

Insteel Industries, Inc.	6,781	259,170

Quanex Building Products Corp.	14,190	545,322

Total Building Products		5,419,008

Capital Markets – 8.0%

BGC Group, Inc., Class A	145,924	1,133,829

Cohen & Steers, Inc.	82,663	6,355,958

Diamond Hill Investment Group, Inc.	4,755	733,078

Oppenheimer Holdings, Inc., Class A	6,399	255,448

Piper Sandler Cos.	11,940	2,369,971

PJT Partners, Inc., Class A	10,956	1,032,713

Silvercrest Asset Management Group, Inc., Class A	15,832	250,304

StepStone Group, Inc., Class A	94,289	3,369,889

Victory Capital Holdings, Inc., Class A	112,490	4,772,951

Virtu Financial, Inc., Class A	214,538	4,402,320

Virtus Investment Partners, Inc.	12,239	3,035,027

Total Capital Markets		27,711,488

Chemicals – 3.3%

AdvanSix, Inc.	29,563	845,502

Hawkins, Inc.	9,261	711,245

Innospec, Inc.	14,742	1,900,833

Koppers Holdings, Inc.	7,733	426,630

Minerals Technologies, Inc.	11,805	888,680

Quaker Chemical Corp.	7,703	1,581,041

Sensient Technologies Corp.	52,322	3,620,159

Stepan Co.	17,414	1,567,957

Total Chemicals		11,542,047

Commercial Services & Supplies – 3.8%

ACCO Brands Corp.	220,133	1,234,946

Acme United Corp.	2,055	96,564

ARC Document Solutions, Inc.	59,622	165,153

Brady Corp., Class A	33,394	1,979,596

Brink’s Co.	21,825	2,016,194

Deluxe Corp.	96,952	1,996,242

Ennis, Inc.	48,820	1,001,298

Interface, Inc.	20,325	341,867

MillerKnoll, Inc.	94,399	2,337,319

Steelcase, Inc., Class A	132,978	1,739,352

VSE Corp.	5,631	450,480

Total Commercial Services & Supplies		13,359,011

Construction & Engineering – 0.8%

Argan, Inc.	14,653	740,563

Granite Construction, Inc.	21,349	1,219,668

Primoris Services Corp.	18,811	800,784

Total Construction & Engineering		2,761,015

Construction Materials – 0.2%

U.S. Lime & Minerals, Inc.	2,107	628,181

Consumer Finance – 2.3%

Nelnet, Inc., Class A	15,726	1,488,466

Regional Management Corp.	19,982	483,764

SLM Corp.	270,047	5,884,324

Total Consumer Finance		7,856,554

Consumer Staples Distribution & Retail – 1.0%

Andersons, Inc.	20,737	1,189,682

Ingles Markets, Inc., Class A	5,415	415,222

Natural Grocers by Vitamin Cottage, Inc.	18,055	325,893

PriceSmart, Inc.	18,379	1,543,836

Total Consumer Staples Distribution & Retail		3,474,633

Containers & Packaging – 1.1%

Greif, Inc., Class A	33,377	2,304,682

Myers Industries, Inc.	47,894	1,109,704

TriMas Corp.	14,885	397,876

Total Containers & Packaging		3,812,262

Distributors – 0.1%

Weyco Group, Inc.	9,935	316,728

See Notes to Financial Statements.

90	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

March 31, 2024

Investments	Shares	Value

Diversified Consumer Services – 1.0%

Carriage Services, Inc.	12,185	$329,482

Strategic Education, Inc.	29,370	3,058,005

Total Diversified Consumer Services		3,387,487

Diversified Telecommunication Services – 0.1%

Shenandoah Telecommunications Co.	18,993	329,908

Electric Utilities – 0.8%

MGE Energy, Inc.	37,463	2,949,087

Electrical Equipment – 1.2%

Allient, Inc.	5,480	195,526

Encore Wire Corp.	6,145	1,614,783

EnerSys	18,464	1,744,110

LSI Industries, Inc.	17,304	261,637

Preformed Line Products Co.	1,926	247,818

Total Electrical Equipment		4,063,874

Electronic Equipment, Instruments & Components – 2.3%

Advanced Energy Industries, Inc.	14,343	1,462,699

Bel Fuse, Inc., Class B	3,978	239,913

Belden, Inc.	15,082	1,396,744

Benchmark Electronics, Inc.	42,520	1,276,025

Climb Global Solutions, Inc.	2,612	185,139

Crane NXT Co.	27,104	1,677,738

Methode Electronics, Inc.	37,156	452,560

Napco Security Technologies, Inc.	16,145	648,383

PC Connection, Inc.	9,214	607,479

Richardson Electronics Ltd.	8,131	74,887

Total Electronic Equipment, Instruments & Components		8,021,567

Energy Equipment & Services – 2.3%

Cactus, Inc., Class A	32,957	1,650,816

Core Laboratories, Inc.	16,898	288,618

Liberty Energy, Inc.	111,164	2,303,318

Ranger Energy Services, Inc.	20,451	230,892

RPC, Inc.(a)	212,051	1,641,275

Select Water Solutions, Inc.	150,909	1,392,890

Solaris Oilfield Infrastructure, Inc., Class A	72,027	624,474

Total Energy Equipment & Services		8,132,283

Financial Services – 2.1%

A-Mark Precious Metals, Inc.(a)	27,844	854,532

Cass Information Systems, Inc.	17,081	822,792

UWM Holdings Corp.	210,273	1,526,582

Walker & Dunlop, Inc.	41,547	4,198,740

Total Financial Services		7,402,646

Food Products – 1.3%

Cal-Maine Foods, Inc.	15,563	915,883

J & J Snack Foods Corp.	14,758	2,133,416

John B Sanfilippo & Son, Inc.	14,487	1,534,463

Total Food Products		4,583,762

Gas Utilities – 0.7%

Chesapeake Utilities Corp.	22,366	2,399,872

Ground Transportation – 1.4%

ArcBest Corp.	9,282	1,322,685

Covenant Logistics Group, Inc.	4,717	218,680

Heartland Express, Inc.	28,281	337,675

Marten Transport Ltd.	44,393	820,383

Universal Logistics Holdings, Inc.	17,333	639,068

Werner Enterprises, Inc.	38,869	1,520,555

Total Ground Transportation		4,859,046

Health Care Equipment & Supplies – 0.8%

Atrion Corp.	2,139	991,533

CONMED Corp.	11,147	892,652

LeMaitre Vascular, Inc.	10,068	668,113

Utah Medical Products, Inc.	2,248	159,855

Total Health Care Equipment & Supplies		2,712,153

Health Care Providers & Services – 3.0%

National Research Corp.	12,582	498,373

Patterson Cos., Inc.	172,625	4,773,081

Select Medical Holdings Corp.	123,830	3,733,474

U.S. Physical Therapy, Inc.	13,072	1,475,437

Total Health Care Providers & Services		10,480,365

Health Care Technology – 0.1%

Simulations Plus, Inc.(a)	7,508	308,954

Hotels, Restaurants & Leisure – 5.6%

Bloomin’ Brands, Inc.	157,558	4,518,764

Cheesecake Factory, Inc.	78,328	2,831,557

Marriott Vacations Worldwide Corp.	65,556	7,062,348

Monarch Casino & Resort, Inc.	16,274	1,220,387

RCI Hospitality Holdings, Inc.	3,311	192,038

Red Rock Resorts, Inc., Class A	59,667	3,569,280

Total Hotels, Restaurants & Leisure		19,394,374

Household Durables – 4.1%

Bassett Furniture Industries, Inc.	11,050	163,098

Century Communities, Inc.	17,750	1,712,875

Ethan Allen Interiors, Inc.	57,720	1,995,380

Hamilton Beach Brands Holding Co., Class A	10,947	266,669

La-Z-Boy, Inc.	38,602	1,452,207

MDC Holdings, Inc.	137,202	8,631,378

Total Household Durables		14,221,607

Household Products – 2.6%

Energizer Holdings, Inc.	126,229	3,716,182

Spectrum Brands Holdings, Inc.	37,181	3,309,481

WD-40 Co.	8,407	2,129,577

Total Household Products		9,155,240

Insurance – 1.0%

CNO Financial Group, Inc.	112,314	3,086,389

Crawford & Co., Class A	29,284	276,148

Total Insurance		3,362,537

Interactive Media & Services – 0.5%

Shutterstock, Inc.	39,393	1,804,593

See Notes to Financial Statements.

WisdomTree Trust	91

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

March 31, 2024

Investments	Shares	Value

IT Services – 0.2%

Hackett Group, Inc.	23,344	$567,259

Information Services Group, Inc.	48,761	196,995

Total IT Services		764,254

Leisure Products – 0.8%

Escalade, Inc.	12,120	166,650

Johnson Outdoors, Inc., Class A	9,552	440,443

Marine Products Corp.	42,461	498,917

Smith & Wesson Brands, Inc.	69,770	1,211,207

Sturm Ruger & Co., Inc.	11,793	544,247

Total Leisure Products		2,861,464

Machinery – 7.7%

Alamo Group, Inc.	4,365	996,661

Albany International Corp., Class A	15,791	1,476,616

Columbus McKinnon Corp.	10,617	473,837

Douglas Dynamics, Inc.	42,869	1,034,000

Enerpac Tool Group Corp.	19,663	701,183

Enpro, Inc.	8,186	1,381,551

ESCO Technologies, Inc.	9,302	995,779

Gorman-Rupp Co.	25,346	1,002,434

Helios Technologies, Inc.	13,167	588,433

Hillenbrand, Inc.	69,912	3,515,875

John Bean Technologies Corp.	11,778	1,235,394

Kadant, Inc.	4,208	1,380,645

Kennametal, Inc.	119,929	2,991,029

Lindsay Corp.	5,670	667,132

Mueller Water Products, Inc., Class A	132,865	2,137,798

Omega Flex, Inc.	7,570	536,940

REV Group, Inc.	31,735	701,026

Shyft Group, Inc.	26,576	330,074

Standex International Corp.	4,592	836,754

Tennant Co.	10,800	1,313,388

Terex Corp.	40,582	2,613,481

Total Machinery		26,910,030

Marine Transportation – 0.7%

Matson, Inc.	20,708	2,327,579

Media – 3.3%

Cable One, Inc.	5,765	2,439,344

Gray Television, Inc.	155,256	981,218

John Wiley & Sons, Inc., Class A	95,517	3,642,063

Saga Communications, Inc., Class A	6,864	153,136

TEGNA, Inc.	273,788	4,090,393

Townsquare Media, Inc., Class A	17,088	187,626

Total Media		11,493,780

Metals & Mining – 1.8%

Arch Resources, Inc.	6,567	1,055,908

Haynes International, Inc.	10,268	617,312

Materion Corp.	7,548	994,449

Olympic Steel, Inc.	4,490	318,251

Ramaco Resources, Inc., Class A	54,772	922,360

Ryerson Holding Corp.	37,031	1,240,539

Warrior Met Coal, Inc.	18,270	1,108,989

Total Metals & Mining		6,257,808

Oil, Gas & Consumable Fuels – 4.5%

Berry Corp.	181,682	1,462,540

Evolution Petroleum Corp.	75,844	465,682

HighPeak Energy, Inc.	50,210	791,812

Peabody Energy Corp.	74,357	1,803,901

PHX Minerals, Inc.	42,549	145,092

Riley Exploration Permian, Inc.	42,201	1,392,633

SandRidge Energy, Inc.	48,137	701,356

VAALCO Energy, Inc.	244,752	1,705,921

Viper Energy, Inc.	138,987	5,345,440

Voc Energy Trust	20,309	122,869

World Kinect Corp.	71,881	1,901,253

Total Oil, Gas & Consumable Fuels		15,838,499

Paper & Forest Products – 0.8%

Sylvamo Corp.	43,213	2,667,971

Personal Care Products – 0.4%

Edgewell Personal Care Co.	39,465	1,524,928

Professional Services – 2.5%

Barrett Business Services, Inc.	3,067	388,650

CRA International, Inc.	5,265	787,539

CSG Systems International, Inc.	29,865	1,539,242

Heidrick & Struggles International, Inc.	18,739	630,755

HireQuest, Inc.	8,896	115,203

ICF International, Inc.	6,666	1,004,100

Kforce, Inc.	18,491	1,303,985

Korn Ferry	32,024	2,105,898

Resources Connection, Inc.	59,744	786,231

Total Professional Services		8,661,603

Real Estate Management & Development – 0.9%

Newmark Group, Inc., Class A	97,202	1,077,970

RMR Group, Inc., Class A	34,028	816,672

St. Joe Co.	24,270	1,406,932

Total Real Estate Management & Development		3,301,574

Retail REITs – 0.3%

Alexander’s, Inc.	4,097	889,623

Semiconductors & Semiconductor Equipment – 0.3%

NVE Corp.	10,723	967,000

Software – 0.7%

A10 Networks, Inc.	61,002	835,117

Progress Software Corp.	25,057	1,335,789

ReposiTrak, Inc.(a)	7,939	125,833

Total Software		2,296,739

Specialty Retail – 5.1%

Aaron’s Co., Inc.	63,484	476,130

Arko Corp.	81,273	463,256

Buckle, Inc.	79,243	3,191,116

Caleres, Inc.	15,616	640,724

Camping World Holdings, Inc., Class A	46,381	1,291,711

Designer Brands, Inc., Class A	57,863	632,443

Guess?, Inc.	125,636	3,953,765

Hibbett, Inc.	8,798	675,774

See Notes to Financial Statements.

92	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

March 31, 2024

Investments	Shares	Value

Shoe Carnival, Inc.	23,239	$851,477

Sonic Automotive, Inc., Class A	25,175	1,433,464

Upbound Group, Inc.	112,798	3,971,618

Total Specialty Retail		17,581,478

Textiles, Apparel & Luxury Goods – 5.2%

Carter’s, Inc.	70,711	5,987,808

Kontoor Brands, Inc.	92,413	5,567,883

Lakeland Industries, Inc.	3,241	59,310

Movado Group, Inc.	34,119	952,944

Oxford Industries, Inc.	21,145	2,376,698

Rocky Brands, Inc.	6,934	188,119

Steven Madden Ltd.	73,290	3,098,701

Total Textiles, Apparel & Luxury Goods		18,231,463

Tobacco – 0.1%

Turning Point Brands, Inc.	8,334	244,186

Trading Companies & Distributors – 3.4%

Global Industrial Co.	32,631	1,461,216

H&E Equipment Services, Inc.	38,763	2,487,809

Herc Holdings, Inc.	26,688	4,491,591

Karat Packaging, Inc.	32,048	916,893

McGrath RentCorp	19,752	2,436,804

Total Trading Companies & Distributors		11,794,313

Water Utilities – 0.9%

American States Water Co.	34,745	2,509,979

Artesian Resources Corp., Class A	10,858	402,940

Global Water Resources, Inc.	11,996	154,029

Total Water Utilities		3,066,948
Total United States		344,322,845

Puerto Rico – 0.2%

Financial Services – 0.2%

EVERTEC, Inc.	22,238	887,296

Singapore – 0.6%

Semiconductors & Semiconductor Equipment – 0.6%

Kulicke & Soffa Industries, Inc.	40,103	2,017,582
TOTAL COMMON STOCKS (Cost: $307,903,340)		347,227,723

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%

United States – 0.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(b)
(Cost: $197,883)	197,883	197,883

TOTAL INVESTMENTS IN SECURITIES – 99.9% (Cost: $308,101,223)		347,425,606

Other Assets less Liabilities – 0.1%		395,356

NET ASSETS – 100.0%		$347,820,962
(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $1,979,708 and the total market value of the collateral held by the Fund was $2,018,144. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,820,261.

(b)	Rate shown represents annualized 7-day yield as of March 31, 2024.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$347,227,723	$—	$—	$347,227,723
Investment of Cash Collateral for Securities Loaned	—	197,883	—	197,883
Total Investments in Securities	$347,227,723	$197,883	$—	$347,425,606

See Notes to Financial Statements.

WisdomTree Trust	93

Schedule of Investments

WisdomTree U.S. SmallCap Quality Growth Fund (QSML)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 99.5%

United States – 98.0%

Aerospace & Defense – 0.4%

AerSale Corp.*	109	$783

Ducommun, Inc.*	30	1,539

V2X, Inc.*	64	2,989

Total Aerospace & Defense		5,311

Air Freight & Logistics – 0.7%

Air Transport Services Group, Inc.*	132	1,816

Forward Air Corp.	50	1,556

Hub Group, Inc., Class A	132	5,705

Total Air Freight & Logistics		9,077

Automobile Components – 2.0%

Dorman Products, Inc.*	64	6,169

Fox Factory Holding Corp.*	87	4,530

LCI Industries	53	6,522

Patrick Industries, Inc.	46	5,496

XPEL, Inc.*	57	3,079

Total Automobile Components		25,796

Automobiles – 0.3%

Winnebago Industries, Inc.	62	4,588

Beverages – 0.3%

MGP Ingredients, Inc.	46	3,962

Biotechnology – 1.1%

Avid Bioservices, Inc.*	122	817

Catalyst Pharmaceuticals, Inc.*	218	3,475

Dynavax Technologies Corp.*	262	3,251

Novavax, Inc.*	238	1,138

Organogenesis Holdings, Inc.*	265	753

Vir Biotechnology, Inc.*	277	2,806

Voyager Therapeutics, Inc.*	90	838

Zymeworks, Inc.*	148	1,557

Total Biotechnology		14,635

Building Products – 3.7%

Armstrong World Industries, Inc.	90	11,180

AZZ, Inc.	52	4,020

CSW Industrials, Inc.	32	7,507

Hayward Holdings, Inc.*	443	6,782

Insteel Industries, Inc.	40	1,529

Janus International Group, Inc.*	301	4,554

JELD-WEN Holding, Inc.*	176	3,737

Quanex Building Products Corp.	66	2,536

Resideo Technologies, Inc.*	299	6,704

Total Building Products		48,549

Capital Markets – 4.8%

AssetMark Financial Holdings, Inc.*	152	5,382

B Riley Financial, Inc.	68	1,440

Brightsphere Investment Group, Inc.	86	1,964

Cohen & Steers, Inc.	102	7,843

Donnelley Financial Solutions, Inc.*	58	3,597

Hamilton Lane, Inc., Class A	77	8,682

Open Lending Corp., Class A*	252	1,577

P10, Inc., Class A	197	1,659

Perella Weinberg Partners	84	1,187

Piper Sandler Cos.	36	7,146

PJT Partners, Inc., Class A	49	4,619

StepStone Group, Inc., Class A	129	4,610

StoneX Group, Inc.*	63	4,426

Victory Capital Holdings, Inc., Class A	133	5,643

Virtus Investment Partners, Inc.	15	3,720

Total Capital Markets		63,495

Chemicals – 2.1%

AdvanSix, Inc.	56	1,602

Core Molding Technologies, Inc.*	18	341

Hawkins, Inc.	43	3,302

Ingevity Corp.*	77	3,673

Innospec, Inc.	50	6,447

Intrepid Potash, Inc.*	28	584

Koppers Holdings, Inc.	42	2,317

LSB Industries, Inc.*	156	1,370

Quaker Chemical Corp.	37	7,594

Total Chemicals		27,230

Commercial Services & Supplies – 0.4%

Driven Brands Holdings, Inc.*	341	5,384

Communications Equipment – 0.9%

Aviat Networks, Inc.*	24	920

Calix, Inc.*	135	4,477

Clearfield, Inc.*	32	987

Digi International, Inc.*	72	2,299

Extreme Networks, Inc.*	262	3,023

Total Communications Equipment		11,706

Construction & Engineering – 3.5%

Arcosa, Inc.	98	8,414

Construction Partners, Inc., Class A*	104	5,840

Dycom Industries, Inc.*	60	8,612

IES Holdings, Inc.*	42	5,109

MYR Group, Inc.*	34	6,009

Primoris Services Corp.	109	4,640

Sterling Infrastructure, Inc.*	63	6,950

Total Construction & Engineering		45,574

Construction Materials – 0.3%

U.S. Lime & Minerals, Inc.	12	3,578

Consumer Finance – 0.4%

Enova International, Inc.*	62	3,895

World Acceptance Corp.*	13	1,885

Total Consumer Finance		5,780

Consumer Staples Distribution & Retail – 1.3%

Andersons, Inc.	69	3,959

Chefs’ Warehouse, Inc.*	81	3,050

Grocery Outlet Holding Corp.*	199	5,727

Ingles Markets, Inc., Class A	38	2,914

United Natural Foods, Inc.*	126	1,448

Total Consumer Staples Distribution & Retail		17,098

See Notes to Financial Statements.

94	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Quality Growth Fund (QSML)

March 31, 2024

Investments	Shares	Value

Containers & Packaging – 0.7%

Greif, Inc., Class A	115	$7,941

Myers Industries, Inc.	72	1,668

Total Containers & Packaging		9,609

Diversified Consumer Services – 1.7%

European Wax Center, Inc., Class A*	107	1,389

Frontdoor, Inc.*	161	5,246

Mister Car Wash, Inc.*	667	5,169

Strategic Education, Inc.	49	5,102

Stride, Inc.*	87	5,485

Total Diversified Consumer Services		22,391

Diversified Telecommunication Services – 0.6%

Bandwidth, Inc., Class A*	56	1,022

Cogent Communications Holdings, Inc.	100	6,533

Total Diversified Telecommunication Services		7,555

Electrical Equipment – 1.4%

Array Technologies, Inc.*	318	4,741

Encore Wire Corp.	32	8,409

LSI Industries, Inc.	60	907

Preformed Line Products Co.	10	1,287

Vicor Corp.*	94	3,595

Total Electrical Equipment		18,939

Electronic Equipment, Instruments & Components – 2.1%

Advanced Energy Industries, Inc.	75	7,649

ePlus, Inc.*	56	4,398

Kimball Electronics, Inc.*	52	1,126

Napco Security Technologies, Inc.	75	3,012

Plexus Corp.*	56	5,310

Vishay Intertechnology, Inc.	280	6,350

Total Electronic Equipment, Instruments & Components		27,845

Energy Equipment & Services – 1.2%

Bristow Group, Inc.*	60	1,632

Cactus, Inc., Class A	131	6,562

Liberty Energy, Inc.	338	7,003

Ranger Energy Services, Inc.	50	565

Total Energy Equipment & Services		15,762

Financial Services – 4.1%

A-Mark Precious Metals, Inc.	48	1,473

Cantaloupe, Inc.*	148	952

Euronet Worldwide, Inc.*	95	10,443

International Money Express, Inc.*	68	1,552

Merchants Bancorp	88	3,800

Mr. Cooper Group, Inc.*	136	10,601

NewtekOne, Inc.	52	572

NMI Holdings, Inc., Class A*	162	5,239

PennyMac Financial Services, Inc.	103	9,382

Shift4 Payments, Inc., Class A*	121	7,995

UWM Holdings Corp.	199	1,445

Total Financial Services		53,454

Food Products – 1.8%

Cal-Maine Foods, Inc.	101	5,944

John B Sanfilippo & Son, Inc.	24	2,542

Seaboard Corp.	2	6,448

Simply Good Foods Co.*	197	6,704

Vital Farms, Inc.*	86	1,999

Total Food Products		23,637

Ground Transportation – 0.9%

ArcBest Corp.	50	7,125

Heartland Express, Inc.	165	1,970

Marten Transport Ltd.	167	3,086

Total Ground Transportation		12,181

Health Care Equipment & Supplies – 3.1%

Axonics, Inc.*	104	7,173

Inari Medical, Inc.*	117	5,614

iRadimed Corp.	24	1,056

LeMaitre Vascular, Inc.	46	3,053

Neogen Corp.*	446	7,038

OraSure Technologies, Inc.*	142	873

Semler Scientific, Inc.*	10	292

STAAR Surgical Co.*	103	3,943

Tactile Systems Technology, Inc.*	48	780

Tandem Diabetes Care, Inc.*	137	4,851

Treace Medical Concepts, Inc.*	130	1,696

UFP Technologies, Inc.*	16	4,035

Zynex, Inc.*	66	816

Total Health Care Equipment & Supplies		41,220

Health Care Providers & Services – 3.1%

Addus HomeCare Corp.*	34	3,514

AMN Healthcare Services, Inc.*	77	4,813

Astrana Health, Inc.*	98	4,115

CorVel Corp.*	36	9,467

Cross Country Healthcare, Inc.*	72	1,348

Fulgent Genetics, Inc.*	60	1,302

Hims & Hers Health, Inc.*	420	6,497

National Research Corp.	50	1,980

Progyny, Inc.*	193	7,363

Total Health Care Providers & Services		40,399

Health Care Technology – 0.9%

GoodRx Holdings, Inc., Class A*	856	6,078

Schrodinger, Inc.*	150	4,050

Simulations Plus, Inc.	40	1,646

Total Health Care Technology		11,774

Hotels, Restaurants & Leisure – 4.3%

Accel Entertainment, Inc.*	170	2,004

Bloomin’ Brands, Inc.	179	5,134

Dave & Buster’s Entertainment, Inc.*	91	5,697

Everi Holdings, Inc.*	183	1,839

Golden Entertainment, Inc.	56	2,062

Hilton Grand Vacations, Inc.*	232	10,953

Jack in the Box, Inc.	42	2,876

Monarch Casino & Resort, Inc.	40	3,000

Papa John’s International, Inc.	67	4,462

RCI Hospitality Holdings, Inc.	20	1,160

See Notes to Financial Statements.

WisdomTree Trust	95

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Quality Growth Fund (QSML)

March 31, 2024

Investments	Shares	Value

Red Rock Resorts, Inc., Class A	121	$7,238

Target Hospitality Corp.*	206	2,239

United Parks & Resorts, Inc.*	133	7,476

Total Hotels, Restaurants & Leisure		56,140

Household Durables – 5.8%

Cavco Industries, Inc.*	17	6,784

Century Communities, Inc.	66	6,369

Cricut, Inc., Class A	462	2,199

Green Brick Partners, Inc.*	93	5,602

Hovnanian Enterprises, Inc., Class A*	13	2,040

Landsea Homes Corp.*	78	1,133

LGI Homes, Inc.*	49	5,702

Lovesac Co.*	32	723

M/I Homes, Inc.*	58	7,905

MDC Holdings, Inc.	156	9,814

Skyline Champion Corp.*	119	10,116

Sonos, Inc.*	258	4,918

Tri Pointe Homes, Inc.*	199	7,693

Vizio Holding Corp., Class A*	410	4,486

Total Household Durables		75,484

Household Products – 0.5%

WD-40 Co.	27	6,839

Insurance – 0.6%

Goosehead Insurance, Inc., Class A*	49	3,264

Palomar Holdings, Inc.*	50	4,192

Total Insurance		7,456

Interactive Media & Services – 1.2%

Cargurus, Inc.*	227	5,239

EverQuote, Inc., Class A*	68	1,262

Shutterstock, Inc.	75	3,436

Yelp, Inc.*	139	5,477

Total Interactive Media & Services		15,414

IT Services – 1.2%

Couchbase, Inc.*	97	2,552

DigitalOcean Holdings, Inc.*	179	6,834

Grid Dynamics Holdings, Inc.*	148	1,819

Perficient, Inc.*	71	3,997

Total IT Services		15,202

Leisure Products – 2.6%

Acushnet Holdings Corp.	135	8,903

Funko, Inc., Class A*	110	686

Johnson Outdoors, Inc., Class A	22	1,015

Malibu Boats, Inc., Class A*	44	1,904

MasterCraft Boat Holdings, Inc.*	36	854

Smith & Wesson Brands, Inc.	92	1,597

Sturm Ruger & Co., Inc.	36	1,661

Topgolf Callaway Brands Corp.*	393	6,355

Vista Outdoor, Inc.*	116	3,803

YETI Holdings, Inc.*	181	6,978

Total Leisure Products		33,756

Machinery – 2.9%

Alamo Group, Inc.	25	5,708

Helios Technologies, Inc.	69	3,084

Hillenbrand, Inc.	144	7,242

John Bean Technologies Corp.	65	6,818

Kadant, Inc.	24	7,874

Lindsay Corp.	22	2,588

Shyft Group, Inc.	73	907

Titan International, Inc.*	130	1,620

Wabash National Corp.	94	2,814

Total Machinery		38,655

Marine Transportation – 0.6%

Matson, Inc.	71	7,980

Media – 1.1%

Boston Omaha Corp., Class A*	64	989

Gray Television, Inc.	191	1,207

PubMatic, Inc., Class A*	104	2,467

Sinclair, Inc.	136	1,832

TEGNA, Inc.	403	6,021

Thryv Holdings, Inc.*	72	1,601

Total Media		14,117

Metals & Mining – 2.9%

Alpha Metallurgical Resources, Inc.	27	8,942

Arch Resources, Inc.	38	6,110

Materion Corp.	42	5,533

MP Materials Corp.*	380	5,434

Olympic Steel, Inc.	22	1,559

Ramaco Resources, Inc., Class A	112	1,886

Ryerson Holding Corp.	69	2,312

Warrior Met Coal, Inc.	109	6,616

Total Metals & Mining		38,392

Oil, Gas & Consumable Fuels – 5.3%

Amplify Energy Corp.*	84	555

Berry Corp.	155	1,248

Comstock Resources, Inc.	567	5,262

CONSOL Energy, Inc.	65	5,444

CVR Energy, Inc.	204	7,275

Evolution Petroleum Corp.	66	405

Hallador Energy Co.*	50	267

HighPeak Energy, Inc.	260	4,100

Kinetik Holdings, Inc.	109	4,346

Northern Oil & Gas, Inc.	206	8,174

Par Pacific Holdings, Inc.*	124	4,595

Peabody Energy Corp.	270	6,550

REX American Resources Corp.*	34	1,996

Riley Exploration Permian, Inc.	42	1,386

Ring Energy, Inc.*	384	753

SandRidge Energy, Inc.	74	1,078

SilverBow Resources, Inc.*	52	1,775

Sitio Royalties Corp., Class A	166	4,104

VAALCO Energy, Inc.	214	1,492

Viper Energy, Inc.	143	5,500

See Notes to Financial Statements.

96	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Quality Growth Fund (QSML)

March 31, 2024

Investments	Shares	Value

Vital Energy, Inc.*	56	$2,942

Total Oil, Gas & Consumable Fuels		69,247

Passenger Airlines – 0.1%

Sun Country Airlines Holdings, Inc.*	113	1,705

Personal Care Products – 0.8%

Inter Parfums, Inc.	65	9,133

Medifast, Inc.	23	881

Total Personal Care Products		10,014

Pharmaceuticals – 1.4%

Amphastar Pharmaceuticals, Inc.*	99	4,347

Collegium Pharmaceutical, Inc.*	64	2,484

Corcept Therapeutics, Inc.*	210	5,290

Harmony Biosciences Holdings, Inc.*	122	4,097

Pacira BioSciences, Inc.*	95	2,776

Total Pharmaceuticals		18,994

Professional Services – 4.1%

Barrett Business Services, Inc.	14	1,774

CBIZ, Inc.*	100	7,850

CRA International, Inc.	14	2,094

Exponent, Inc.	103	8,517

Heidrick & Struggles International, Inc.	42	1,414

Huron Consulting Group, Inc.*	39	3,768

Korn Ferry	107	7,036

Legalzoom.com, Inc.*	374	4,989

NV5 Global, Inc.*	33	3,235

TTEC Holdings, Inc.	70	726

Upwork, Inc.*	277	3,396

Verra Mobility Corp.*	336	8,390

Total Professional Services		53,189

Semiconductors & Semiconductor Equipment – 3.8%

ACM Research, Inc., Class A*	122	3,555

Aehr Test Systems*	63	781

Axcelis Technologies, Inc.*	64	7,137

Cirrus Logic, Inc.*	108	9,996

Cohu, Inc.*	96	3,200

Diodes, Inc.*	94	6,627

Impinj, Inc.*	56	7,191

inTEST Corp.*	26	345

MaxLinear, Inc.*	166	3,099

NVE Corp.	10	902

Photronics, Inc.*	126	3,568

SiTime Corp.*	42	3,916

Total Semiconductors & Semiconductor Equipment		50,317

Software – 4.6%

Alarm.com Holdings, Inc.*	103	7,464

AvePoint, Inc.*	370	2,930

BlackLine, Inc.*	127	8,202

Box, Inc., Class A*	292	8,269

CS Disco, Inc.*	128	1,041

Intapp, Inc.*	141	4,836

MeridianLink, Inc.*	167	3,123

Mitek Systems, Inc.*	90	1,269

N-able, Inc.*	374	4,888

Olo, Inc., Class A*	354	1,943

ON24, Inc.	82	586

Progress Software Corp.	90	4,798

SEMrush Holdings, Inc., Class A*	292	3,872

Sprout Social, Inc., Class A*	118	7,046

Total Software		60,267

Specialty Retail – 5.1%

Aaron’s Co., Inc.	69	518

Academy Sports & Outdoors, Inc.	161	10,874

America’s Car-Mart, Inc.*	12	766

Boot Barn Holdings, Inc.*	65	6,185

Buckle, Inc.	104	4,188

Build-A-Bear Workshop, Inc.	30	896

Camping World Holdings, Inc., Class A	94	2,618

CarParts.com, Inc.*	49	79

Group 1 Automotive, Inc.	29	8,475

Guess?, Inc.	110	3,462

Haverty Furniture Cos., Inc.	34	1,160

Hibbett, Inc.	26	1,997

Leslie’s, Inc.*	392	2,548

MarineMax, Inc.*	48	1,596

National Vision Holdings, Inc.*	164	3,634

OneWater Marine, Inc., Class A*	30	845

Petco Health & Wellness Co., Inc.*	626	1,427

Revolve Group, Inc.*	158	3,345

Shoe Carnival, Inc.	58	2,125

Sonic Automotive, Inc., Class A	71	4,043

Sportsman’s Warehouse Holdings, Inc.*	91	283

Victoria’s Secret & Co.*	164	3,178

Winmark Corp.	7	2,532

Total Specialty Retail		66,774

Technology Hardware, Storage & Peripherals – 0.2%

Corsair Gaming, Inc.*	206	2,542

Textiles, Apparel & Luxury Goods – 1.5%

Figs, Inc., Class A*	346	1,723

Kontoor Brands, Inc.	110	6,627

Movado Group, Inc.	45	1,257

Oxford Industries, Inc.	32	3,597

Steven Madden Ltd.	153	6,469

Total Textiles, Apparel & Luxury Goods		19,673

Tobacco – 0.4%

Turning Point Brands, Inc.	36	1,055

Vector Group Ltd.	324	3,551

Total Tobacco		4,606

Trading Companies & Distributors – 3.2%

Alta Equipment Group, Inc.	68	881

BlueLinx Holdings, Inc.*	18	2,344

GMS, Inc.*	84	8,177

Herc Holdings, Inc.	60	10,098

Hudson Technologies, Inc.*	95	1,046

Karat Packaging, Inc.	42	1,202

See Notes to Financial Statements.

WisdomTree Trust	97

Schedule of Investments (concluded)

WisdomTree U.S. SmallCap Quality Growth Fund (QSML)

March 31, 2024

Investments	Shares	Value

McGrath RentCorp	50	$6,168

Rush Enterprises, Inc., Class A	164	8,777

Titan Machinery, Inc.*	50	1,240

Transcat, Inc.*	18	2,006

Total Trading Companies & Distributors		41,939
Total United States		1,285,231

Ghana – 0.4%

Oil, Gas & Consumable Fuels – 0.4%

Kosmos Energy Ltd.*	923	5,501

Jersey – 0.3%

Chemicals – 0.3%

Arcadium Lithium PLC*	904	3,896

Puerto Rico – 0.4%

Financial Services – 0.4%

EVERTEC, Inc.	132	5,267

Singapore – 0.4%

Semiconductors & Semiconductor Equipment – 0.4%

Kulicke & Soffa Industries, Inc.	115	5,786

TOTAL INVESTMENTS IN SECURITIES – 99.5% (Cost: $1,245,189)		1,305,681

Other Assets less Liabilities – 0.5%		6,397

NET ASSETS – 100.0%		$1,312,078
*	Non-income producing security.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$1,305,681	$—	$—	$1,305,681
Total Investments in Securities	$1,305,681	$—	$—	$1,305,681

See Notes to Financial Statements.

98	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 99.8%

United States – 99.7%

Aerospace & Defense – 1.5%

BWX Technologies, Inc.	3,121	$320,277

General Dynamics Corp.	8,725	2,464,725

HEICO Corp., Class A	2,170	334,050

Howmet Aerospace, Inc.	4,860	332,570

Huntington Ingalls Industries, Inc.	1,554	452,944

L3Harris Technologies, Inc.	6,615	1,409,657

Lockheed Martin Corp.	10,974	4,991,743

Northrop Grumman Corp.	3,545	1,696,850

RTX Corp.	63,059	6,150,144

Textron, Inc.	2,837	272,154

Woodward, Inc.	1,694	261,079

Total Aerospace & Defense		18,686,193

Air Freight & Logistics – 0.8%

CH Robinson Worldwide, Inc.	4,792	364,863

Expeditors International of Washington, Inc.	4,730	575,026

FedEx Corp.	7,343	2,127,561

United Parcel Service, Inc., Class B	45,909	6,823,454

Total Air Freight & Logistics		9,890,904

Automobile Components – 0.1%

BorgWarner, Inc.	6,958	241,721

Dana, Inc.	10,001	127,013

Gentex Corp.	7,818	282,386

LCI Industries	2,285	281,192

Lear Corp.	2,508	363,359

Patrick Industries, Inc.	3,176	379,437

Phinia, Inc.	3,702	142,268

Total Automobile Components		1,817,376

Automobiles – 0.2%

General Motors Co.	25,136	1,139,918

Harley-Davidson, Inc.	4,264	186,507

Thor Industries, Inc.	3,009	353,076

Winnebago Industries, Inc.	3,220	238,280

Total Automobiles		1,917,781

Banks – 8.4%

1st Source Corp.	2,762	144,784

Ameris Bancorp	2,940	142,237

Associated Banc-Corp.	10,313	221,833

Atlantic Union Bankshares Corp.	3,949	139,439

Banc of California, Inc.	13,175	200,392

BancFirst Corp.	1,208	106,340

Bank of America Corp.	367,270	13,926,878

Bank of Hawaii Corp.(a)	3,173	197,963

Bank OZK	8,636	392,593

BankUnited, Inc.	5,773	161,644

Berkshire Hills Bancorp, Inc.	7,436	170,433

BOK Financial Corp.	3,110	286,120

Cadence Bank	8,315	241,135

Capitol Federal Financial, Inc.	9,101	54,242

Cathay General Bancorp	7,546	285,465

Citigroup, Inc.	127,960	8,092,190

City Holding Co.	2,925	304,843

Columbia Banking System, Inc.	18,591	359,736

Comerica, Inc.	9,834	540,772

Commerce Bancshares, Inc.	4,267	227,004

Community Bank System, Inc.	4,424	212,485

Community Trust Bancorp, Inc.	2,925	124,751

Cullen/Frost Bankers, Inc.	3,696	416,059

CVB Financial Corp.	5,801	103,490

Eagle Bancorp, Inc.	1,297	30,467

East West Bancorp, Inc.	9,339	738,808

Eastern Bankshares, Inc.	15,570	214,555

Enterprise Financial Services Corp.	5,973	242,265

FB Financial Corp.	4,336	163,294

Fifth Third Bancorp	47,939	1,783,810

First Bancorp/Southern Pines NC	2,528	91,311

First Busey Corp.	12,134	291,823

First Citizens BancShares, Inc., Class A	176	287,760

First Commonwealth Financial Corp.	13,845	192,722

First Financial Bancorp	9,380	210,300

First Financial Bankshares, Inc.	6,843	224,519

First Hawaiian, Inc.	7,716	169,443

First Interstate BancSystem, Inc., Class A	7,550	205,436

First Merchants Corp.	8,243	287,681

Five Star Bancorp	5,921	133,223

FNB Corp.	35,109	495,037

Fulton Financial Corp.	15,141	240,590

German American Bancorp, Inc.	4,618	159,968

Glacier Bancorp, Inc.	5,731	230,845

Hancock Whitney Corp.	3,780	174,031

Heartland Financial USA, Inc.	3,162	111,144

Heritage Commerce Corp.	16,423	140,909

Heritage Financial Corp.	8,217	159,328

Hilltop Holdings, Inc.	6,487	203,173

Home BancShares, Inc.	14,754	362,506

Hope Bancorp, Inc.	13,691	157,583

Huntington Bancshares, Inc.	118,472	1,652,684

Independent Bank Corp.	3,431	178,481

Independent Bank Group, Inc.	1,879	85,776

International Bancshares Corp.	4,241	238,090

JPMorgan Chase & Co.	174,194	34,891,058

Lakeland Financial Corp.	2,418	160,362

M&T Bank Corp.	10,068	1,464,290

National Bank Holdings Corp., Class A	5,322	191,965

NBT Bancorp, Inc.	5,079	186,298

New York Community Bancorp, Inc.(a)	103,788	334,197

Northwest Bancshares, Inc.	18,678	217,599

Old National Bancorp	12,248	213,238

Origin Bancorp, Inc.	4,365	136,363

Pacific Premier Bancorp, Inc.	7,942	190,608

Park National Corp.	1,019	138,431

Peapack-Gladstone Financial Corp.	5,480	133,328

Peoples Bancorp, Inc.	9,591	283,990

Pinnacle Financial Partners, Inc.	1,638	140,671

See Notes to Financial Statements.

WisdomTree Trust	99

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2024

Investments	Shares	Value

PNC Financial Services Group, Inc.	25,057	$4,049,211

Preferred Bank	1,984	152,312

Prosperity Bancshares, Inc.	3,499	230,164

Provident Financial Services, Inc.	7,449	108,532

QCR Holdings, Inc.	3,802	230,933

Regions Financial Corp.	78,367	1,648,842

Renasant Corp.	6,017	188,452

S&T Bancorp, Inc.	7,127	228,634

Seacoast Banking Corp. of Florida	6,273	159,271

ServisFirst Bancshares, Inc.	1,585	105,181

Simmons First National Corp., Class A	7,971	155,116

Southern States Bancshares, Inc.	4,876	126,386

Southside Bancshares, Inc.	3,656	106,865

SouthState Corp.	3,478	295,734

Stock Yards Bancorp, Inc.	3,011	147,268

Synovus Financial Corp.	7,970	319,278

TFS Financial Corp.	21,027	264,099

Towne Bank	5,178	145,295

TriCo Bancshares	2,131	78,378

Trustmark Corp.	7,579	213,046

U.S. Bancorp	112,692	5,037,332

UMB Financial Corp.	1,719	149,536

United Bankshares, Inc.	8,974	321,179

United Community Banks, Inc.	8,469	222,904

Univest Financial Corp.	7,279	151,549

Valley National Bancorp	28,438	226,366

Veritex Holdings, Inc.	4,907	100,544

WaFd, Inc.	9,253	268,615

Webster Financial Corp.	8,518	432,459

Wells Fargo & Co.	168,391	9,759,942

WesBanco, Inc.	4,353	129,763

Westamerica BanCorp	2,859	139,748

Western Alliance Bancorp	3,665	235,256

Wintrust Financial Corp.	1,522	158,882

WSFS Financial Corp.	4,078	184,081

Zions Bancorp NA	9,076	393,898

Total Banks		102,457,839

Beverages – 3.3%

Brown-Forman Corp., Class A	2,436	128,986

Brown-Forman Corp., Class B	9,418	486,157

Coca-Cola Co.	308,403	18,868,096

Constellation Brands, Inc., Class A	6,248	1,697,956

Keurig Dr. Pepper, Inc.	62,571	1,919,053

Molson Coors Beverage Co., Class B	9,629	647,550

PepsiCo, Inc.	95,000	16,625,950

Total Beverages		40,373,748

Biotechnology – 3.5%

AbbVie, Inc.	165,681	30,170,510

Amgen, Inc.	25,455	7,237,366

Gilead Sciences, Inc.	70,853	5,189,982

Total Biotechnology		42,597,858

Broadline Retail – 0.2%

eBay, Inc.	20,004	1,055,811

Kohl’s Corp.	12,887	375,656

Macy’s, Inc.	13,837	276,602

Nordstrom, Inc.	18,720	379,454

Total Broadline Retail		2,087,523

Building Products – 0.4%

Advanced Drainage Systems, Inc.	1,461	251,643

AO Smith Corp.	4,501	402,659

Apogee Enterprises, Inc.	2,886	170,851

Armstrong World Industries, Inc.	2,184	271,296

AZZ, Inc.	2,387	184,539

Carlisle Cos., Inc.	1,336	523,512

Carrier Global Corp.	18,092	1,051,688

Fortune Brands Innovations, Inc.	3,681	311,670

Lennox International, Inc.	1,035	505,867

Masco Corp.	9,128	720,017

Owens Corning	2,691	448,859

Simpson Manufacturing Co., Inc.	1,129	231,648

UFP Industries, Inc.	2,255	277,387

Zurn Elkay Water Solutions Corp.	5,264	176,186

Total Building Products		5,527,822

Capital Markets – 4.7%

Ameriprise Financial, Inc.	3,510	1,538,924

Ares Management Corp., Class A	8,921	1,186,315

Bank of New York Mellon Corp.	40,247	2,319,032

BlackRock, Inc.	6,092	5,078,900

Blackstone, Inc.	29,464	3,870,686

Blue Owl Capital, Inc.	32,740	617,476

Carlyle Group, Inc.	17,678	829,275

Cboe Global Markets, Inc.	3,757	690,274

Charles Schwab Corp.	42,403	3,067,433

CME Group, Inc.	10,836	2,332,882

Cohen & Steers, Inc.	3,544	272,498

Evercore, Inc., Class A	2,234	430,246

FactSet Research Systems, Inc.	625	283,994

Franklin Resources, Inc.	32,735	920,181

Goldman Sachs Group, Inc.	16,064	6,709,772

Hamilton Lane, Inc., Class A	2,045	230,594

Houlihan Lokey, Inc.	2,880	369,187

Interactive Brokers Group, Inc., Class A	1,414	157,958

Intercontinental Exchange, Inc.	18,674	2,566,368

Jefferies Financial Group, Inc.	12,247	540,093

KKR & Co., Inc.	10,748	1,081,034

LPL Financial Holdings, Inc.	1,086	286,921

MarketAxess Holdings, Inc.	599	131,331

Moelis & Co., Class A	5,939	337,157

Moody’s Corp.	3,284	1,290,710

Morgan Stanley	105,869	9,968,625

Morningstar, Inc.	486	149,868

MSCI, Inc.	1,226	687,112

Nasdaq, Inc.	13,968	881,381

Northern Trust Corp.	10,693	950,822

See Notes to Financial Statements.

100	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2024

Investments	Shares	Value

Raymond James Financial, Inc.	5,076	$651,860

S&P Global, Inc.	4,382	1,864,322

SEI Investments Co.	2,954	212,393

State Street Corp.	18,483	1,429,106

StepStone Group, Inc., Class A	1,656	59,185

Stifel Financial Corp.	3,883	303,534

T Rowe Price Group, Inc.	16,598	2,023,628

TPG, Inc.	4,682	209,285

Tradeweb Markets, Inc., Class A	2,283	237,820

Victory Capital Holdings, Inc., Class A	8,035	340,925

Virtu Financial, Inc., Class A	7,383	151,499

Virtus Investment Partners, Inc.	1,359	337,005

Total Capital Markets		57,597,611

Chemicals – 1.5%

Air Products & Chemicals, Inc.	8,477	2,053,723

Albemarle Corp.	2,957	389,555

Ashland, Inc.	938	91,333

Avient Corp.	6,054	262,744

Cabot Corp.	3,368	310,530

Celanese Corp.	3,796	652,381

CF Industries Holdings, Inc.	6,918	575,647

Chemours Co.	8,315	218,352

Dow, Inc.	56,164	3,253,580

DuPont de Nemours, Inc.	13,982	1,072,000

Eastman Chemical Co.	7,092	710,760

Ecolab, Inc.	7,087	1,636,388

Element Solutions, Inc.	10,486	261,940

Huntsman Corp.	11,244	292,681

Innospec, Inc.	1,769	228,095

Kronos Worldwide, Inc.	12,614	148,845

Mosaic Co.	12,901	418,766

NewMarket Corp.	442	280,502

Olin Corp.	5,076	298,469

PPG Industries, Inc.	9,654	1,398,865

RPM International, Inc.	4,168	495,784

Scotts Miracle-Gro Co.(a)	4,821	359,598

Sensient Technologies Corp.	2,486	172,006

Sherwin-Williams Co.	4,904	1,703,306

Stepan Co.	1,497	134,790

Westlake Corp.	2,687	410,574

Total Chemicals		17,831,214

Commercial Services & Supplies – 0.6%

ABM Industries, Inc.	3,241	144,613

Brady Corp., Class A	4,590	272,095

Brink’s Co.	1,875	173,213

Cintas Corp.	2,281	1,567,115

Deluxe Corp.	5,799	119,401

HNI Corp.	4,681	211,254

MillerKnoll, Inc.	4,532	112,212

MSA Safety, Inc.	1,256	243,149

Pitney Bowes, Inc.	16,865	73,026

Republic Services, Inc.	6,483	1,241,106

Rollins, Inc.	11,341	524,748

Tetra Tech, Inc.	1,153	212,971

Waste Management, Inc.	14,469	3,084,067

Total Commercial Services & Supplies		7,978,970

Communications Equipment – 1.4%

Cisco Systems, Inc.	300,613	15,003,595

Juniper Networks, Inc.	16,818	623,275

Motorola Solutions, Inc.	4,060	1,441,219

Ubiquiti, Inc.	1,789	207,255

Total Communications Equipment		17,275,344

Construction & Engineering – 0.1%

AECOM	3,340	327,587

MDU Resources Group, Inc.	12,111	305,197

Quanta Services, Inc.	1,799	467,381

Valmont Industries, Inc.	547	124,869

Total Construction & Engineering		1,225,034

Construction Materials – 0.1%

Eagle Materials, Inc.	1,195	324,741

Martin Marietta Materials, Inc.	988	606,573

Vulcan Materials Co.	2,274	620,620

Total Construction Materials		1,551,934

Consumer Finance – 0.8%

Ally Financial, Inc.	15,524	630,119

American Express Co.	15,359	3,497,091

Bread Financial Holdings, Inc.	3,868	144,044

Capital One Financial Corp.	11,520	1,715,213

Discover Financial Services	9,543	1,250,992

FirstCash Holdings, Inc.	2,061	262,860

Navient Corp.	10,117	176,036

OneMain Holdings, Inc.	12,542	640,771

SLM Corp.	12,153	264,814

Synchrony Financial	18,811	811,130

Total Consumer Finance		9,393,070

Consumer Staples Distribution & Retail – 2.5%

Albertsons Cos., Inc., Class A	26,489	567,924

Casey’s General Stores, Inc.	727	231,513

Costco Wholesale Corp.	6,892	5,049,286

Kroger Co.	36,134	2,064,335

SpartanNash Co.	4,912	99,272

Sysco Corp.	32,079	2,604,173

Target Corp.	20,865	3,697,487

Walmart, Inc.	259,807	15,632,587

Weis Markets, Inc.	2,369	152,564

Total Consumer Staples Distribution & Retail		30,099,141

Containers & Packaging – 0.5%

AptarGroup, Inc.	1,991	286,485

Avery Dennison Corp.	1,902	424,622

Ball Corp.	7,155	481,961

Berry Global Group, Inc.	3,221	194,806

Crown Holdings, Inc.	2,198	174,214

Graphic Packaging Holding Co.	13,242	386,402

Greif, Inc., Class A	4,719	325,847

See Notes to Financial Statements.

WisdomTree Trust	101

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2024

Investments	Shares	Value

International Paper Co.	24,595	$959,697

Packaging Corp. of America	6,169	1,170,753

Pactiv Evergreen, Inc.	12,863	184,198

Sealed Air Corp.	3,632	135,110

Silgan Holdings, Inc.	1,588	77,113

Sonoco Products Co.	7,504	434,031

Westrock Co.	12,763	631,130

Total Containers & Packaging		5,866,369

Distributors – 0.2%

Genuine Parts Co.	6,161	954,524

LKQ Corp.	11,886	634,831

Pool Corp.	995	401,483

Total Distributors		1,990,838

Diversified Consumer Services – 0.1%

ADT, Inc.	24,436	164,210

H&R Block, Inc.	10,759	528,374

Service Corp. International	4,771	354,056

Strategic Education, Inc.	1,866	194,288

Total Diversified Consumer Services		1,240,928

Diversified REITs – 0.1%

Alexander & Baldwin, Inc.	11,823	194,725

Broadstone Net Lease, Inc.	13,073	204,854

WP Carey, Inc.	16,911	954,457

Total Diversified REITs		1,354,036

Diversified Telecommunication Services – 0.0%

Cogent Communications Holdings, Inc.	6,206	405,438

Iridium Communications, Inc.	3,521	92,109

Total Diversified Telecommunication Services		497,547

Electric Utilities – 2.6%

ALLETE, Inc.	6,011	358,496

Alliant Energy Corp.	12,776	643,910

American Electric Power Co., Inc.	33,181	2,856,884

Constellation Energy Corp.	4,802	887,650

Duke Energy Corp.	50,401	4,874,281

Edison International	24,686	1,746,041

Entergy Corp.	21,403	2,261,869

Evergy, Inc.	14,443	770,967

Eversource Energy	21,682	1,295,933

Exelon Corp.	56,744	2,131,872

FirstEnergy Corp.	37,421	1,445,199

IDACORP, Inc.	3,303	306,816

MGE Energy, Inc.	2,011	158,306

NRG Energy, Inc.	10,651	720,966

OGE Energy Corp.	22,052	756,384

Otter Tail Corp.	2,840	245,376

PG&E Corp.	23,270	390,005

Pinnacle West Capital Corp.	11,236	839,666

PNM Resources, Inc.	4,624	174,047

Portland General Electric Co.	4,969	208,698

PPL Corp.	44,014	1,211,706

Southern Co.	64,522	4,628,808

Xcel Energy, Inc.	45,716	2,457,235

Total Electric Utilities		31,371,115

Electrical Equipment – 0.4%

AMETEK, Inc.	3,253	594,974

Emerson Electric Co.	20,373	2,310,706

Hubbell, Inc.	1,486	616,764

Regal Rexnord Corp.	1,562	281,316

Rockwell Automation, Inc.	3,330	970,129

Vertiv Holdings Co.	3,684	300,872

Total Electrical Equipment		5,074,761

Electronic Equipment, Instruments & Components – 0.5%

Amphenol Corp., Class A	14,064	1,622,282

Avnet, Inc.	6,308	312,751

Benchmark Electronics, Inc.	5,639	169,226

CDW Corp.	2,809	718,486

Climb Global Solutions, Inc.	905	64,146

Corning, Inc.	51,247	1,689,101

Crane NXT Co.	2,638	163,292

Jabil, Inc.	1,756	235,216

Littelfuse, Inc.	826	200,181

Richardson Electronics Ltd.	1,874	17,260

TD SYNNEX Corp.	1,707	193,062

Vishay Intertechnology, Inc.	6,483	147,035

Total Electronic Equipment, Instruments & Components		5,532,038

Energy Equipment & Services – 0.3%

Archrock, Inc.	19,514	383,840

Baker Hughes Co.	38,358	1,284,993

ChampionX Corp.	5,707	204,824

Halliburton Co.	23,087	910,090

Helmerich & Payne, Inc.	4,594	193,224

Kodiak Gas Services, Inc.	11,059	302,353

NOV, Inc.	11,887	232,034

Patterson-UTI Energy, Inc.	9,834	117,418

RPC, Inc.(a)	25,705	198,957

Total Energy Equipment & Services		3,827,733

Entertainment – 0.1%

Electronic Arts, Inc.	3,837	509,055

Endeavor Group Holdings, Inc., Class A	5,976	153,762

TKO Group Holdings, Inc.	1,900	164,179

Warner Music Group Corp., Class A	4,895	161,633

Total Entertainment		988,629

Financial Services – 1.9%

Apollo Global Management, Inc.	16,766	1,885,337

Corebridge Financial, Inc.	43,400	1,246,882

Enact Holdings, Inc.	10,574	329,697

Equitable Holdings, Inc.	15,385	584,784

Fidelity National Information Services, Inc.	31,497	2,336,447

Global Payments, Inc.	4,460	596,124

Jack Henry & Associates, Inc.	2,141	371,956

Jackson Financial, Inc., Class A	7,012	463,774

Mastercard, Inc., Class A	11,681	5,625,219

MGIC Investment Corp.	21,206	474,166

PennyMac Financial Services, Inc.	1,889	172,069

Radian Group, Inc.	15,168	507,673

See Notes to Financial Statements.

102	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2024

Investments	Shares	Value

UWM Holdings Corp.	10,595	$76,920

Visa, Inc., Class A	29,498	8,232,302

Voya Financial, Inc.	2,084	154,049

Walker & Dunlop, Inc.	1,804	182,312

Western Union Co.	38,991	545,094

Total Financial Services		23,784,805

Food Products – 1.8%

Archer-Daniels-Midland Co.	18,881	1,185,916

Campbell Soup Co.	18,111	805,034

Conagra Brands, Inc.	38,814	1,150,447

Flowers Foods, Inc.	18,290	434,387

General Mills, Inc.	30,382	2,125,829

Hershey Co.	5,640	1,096,980

Hormel Foods Corp.	31,981	1,115,817

Ingredion, Inc.	3,718	434,448

J & J Snack Foods Corp.	884	127,791

JM Smucker Co.	6,291	791,848

Kellanova	19,345	1,108,275

Kraft Heinz Co.	84,652	3,123,659

Lamb Weston Holdings, Inc.	3,166	337,274

Lancaster Colony Corp.	1,503	312,068

McCormick & Co., Inc., Non-Voting Shares	10,189	782,617

Mondelez International, Inc., Class A	77,447	5,421,290

Tyson Foods, Inc., Class A	18,076	1,061,603

Utz Brands, Inc.	10,539	194,339

WK Kellogg Co.	11,911	223,927

Total Food Products		21,833,549

Gas Utilities – 0.3%

Atmos Energy Corp.	9,346	1,110,959

Chesapeake Utilities Corp.	1,424	152,795

National Fuel Gas Co.	7,453	400,375

New Jersey Resources Corp.	8,989	385,718

Northwest Natural Holding Co.	6,462	240,516

ONE Gas, Inc.	3,881	250,441

Southwest Gas Holdings, Inc.	3,969	302,160

Spire, Inc.	3,190	195,770

UGI Corp.	19,970	490,064

Total Gas Utilities		3,528,798

Ground Transportation – 0.8%

CSX Corp.	39,298	1,456,777

JB Hunt Transport Services, Inc.	2,224	443,132

Landstar System, Inc.	974	187,748

Norfolk Southern Corp.	7,939	2,023,413

Old Dominion Freight Line, Inc.	3,262	715,389

Ryder System, Inc.	2,950	354,561

Union Pacific Corp.	20,482	5,037,138

Werner Enterprises, Inc.	4,210	164,695

Total Ground Transportation		10,382,853

Health Care Equipment & Supplies – 1.0%

Abbott Laboratories	50,559	5,746,536

Becton Dickinson & Co.	7,264	1,797,477

Dentsply Sirona, Inc.	3,710	123,135

GE HealthCare Technologies, Inc.	5,289	480,823

ResMed, Inc.	2,556	506,165

Stryker Corp.	8,889	3,181,106

Teleflex, Inc.	788	178,222

Zimmer Biomet Holdings, Inc.	2,769	365,452

Total Health Care Equipment & Supplies		12,378,916

Health Care Providers & Services – 2.6%

Cardinal Health, Inc.	7,846	877,967

Cencora, Inc.	3,925	953,736

Chemed Corp.	293	188,086

Cigna Group	8,681	3,152,852

CVS Health Corp.	66,355	5,292,475

Elevance Health, Inc.	4,421	2,292,465

Encompass Health Corp.	3,641	300,674

HCA Healthcare, Inc.	4,202	1,401,493

Humana, Inc.	1,478	512,452

Laboratory Corp. of America Holdings	1,974	431,240

McKesson Corp.	1,662	892,245

Patterson Cos., Inc.	7,705	213,043

Premier, Inc., Class A	11,626	256,935

Quest Diagnostics, Inc.	3,632	483,456

Select Medical Holdings Corp.	5,915	178,337

UnitedHealth Group, Inc.	29,029	14,360,646

Universal Health Services, Inc., Class B	1,267	231,177

Total Health Care Providers & Services		32,019,279

Health Care REITs – 0.2%

LTC Properties, Inc.	5,089	165,443

Sabra Health Care REIT, Inc.	14,661	216,543

Ventas, Inc.	18,923	823,908

Welltower, Inc.	19,148	1,789,189

Total Health Care REITs		2,995,083

Hotel & Resort REITs – 0.1%

Host Hotels & Resorts, Inc.	26,824	554,721

Ryman Hospitality Properties, Inc.	2,289	264,631

Total Hotel & Resort REITs		819,352

Hotels, Restaurants & Leisure – 2.2%

Aramark	5,749	186,957

Bloomin’ Brands, Inc.	10,817	310,232

Boyd Gaming Corp.	3,312	222,964

Cheesecake Factory, Inc.	6,651	240,434

Choice Hotels International, Inc.	982	124,076

Churchill Downs, Inc.	1,938	239,827

Cracker Barrel Old Country Store, Inc.	2,372	172,516

Darden Restaurants, Inc.	9,380	1,567,867

Domino’s Pizza, Inc.	908	451,167

Hilton Worldwide Holdings, Inc.	3,064	653,582

Jack in the Box, Inc.	1,820	124,634

Las Vegas Sands Corp.	22,964	1,187,239

Marriott International, Inc., Class A	7,026	1,772,730

Marriott Vacations Worldwide Corp.	2,738	294,965

McDonald’s Corp.	38,093	10,740,321

Monarch Casino & Resort, Inc.	1,647	123,509

See Notes to Financial Statements.

WisdomTree Trust	103

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2024

Investments	Shares	Value

Papa John’s International, Inc.	887	$59,074

Red Rock Resorts, Inc., Class A	2,938	175,751

Starbucks Corp.	44,301	4,048,668

Texas Roadhouse, Inc.	4,034	623,132

Travel & Leisure Co.	6,520	319,219

Vail Resorts, Inc.	1,903	424,045

Wendy’s Co.	21,353	402,290

Wyndham Hotels & Resorts, Inc.	5,113	392,423

Yum! Brands, Inc.	12,589	1,745,465

Total Hotels, Restaurants & Leisure		26,603,087

Household Durables – 0.4%

Century Communities, Inc.	2,923	282,070

DR Horton, Inc.	5,349	880,178

KB Home	4,441	314,778

La-Z-Boy, Inc.	5,742	216,014

Leggett & Platt, Inc.	12,237	234,339

Lennar Corp., Class A	5,171	889,309

MDC Holdings, Inc.	5,018	315,682

PulteGroup, Inc.	5,294	638,562

Tempur Sealy International, Inc.	5,281	300,066

Toll Brothers, Inc.	735	95,087

Worthington Enterprises, Inc.	2,660	165,532

Total Household Durables		4,331,617

Household Products – 2.6%

Church & Dwight Co., Inc.	5,389	562,126

Clorox Co.	5,871	898,909

Colgate-Palmolive Co.	46,434	4,181,382

Energizer Holdings, Inc.	6,051	178,141

Kimberly-Clark Corp.	29,320	3,792,542

Procter & Gamble Co.	135,112	21,921,922

Reynolds Consumer Products, Inc.	9,903	282,830

Spectrum Brands Holdings, Inc.	2,371	211,043

Total Household Products		32,028,895

Independent Power & Renewable Electricity Producers – 0.1%

Clearway Energy, Inc., Class A	5,070	109,056

Clearway Energy, Inc., Class C	8,005	184,515

Ormat Technologies, Inc.	1,768	117,024

Vistra Corp.	17,289	1,204,179

Total Independent Power & Renewable Electricity Producers		1,614,774

Industrial Conglomerates – 0.7%

General Electric Co.	11,952	2,097,935

Honeywell International, Inc.	32,844	6,741,231

Total Industrial Conglomerates		8,839,166

Industrial REITs – 0.5%

Americold Realty Trust, Inc.	4,654	115,978

EastGroup Properties, Inc.	863	155,141

First Industrial Realty Trust, Inc.	5,714	300,214

Innovative Industrial Properties, Inc.	689	71,339

LXP Industrial Trust	11,358	102,449

Prologis, Inc.	37,973	4,944,844

Rexford Industrial Realty, Inc.	3,970	199,691

STAG Industrial, Inc.	7,634	293,451

Total Industrial REITs		6,183,107

Insurance – 2.7%

Aflac, Inc.	32,186	2,763,490

Allstate Corp.	10,542	1,823,871

American Financial Group, Inc.	3,077	419,949

American International Group, Inc.	23,882	1,866,856

AMERISAFE, Inc.	2,930	146,998

Arthur J Gallagher & Co.	3,203	800,878

Assurant, Inc.	1,899	357,468

Brown & Brown, Inc.	4,726	413,714

Cincinnati Financial Corp.	7,012	870,680

CNA Financial Corp.	15,045	683,344

CNO Financial Group, Inc.	9,251	254,217

Erie Indemnity Co., Class A	1,200	481,884

F&G Annuities & Life, Inc.	3,888	157,658

Fidelity National Financial, Inc.	16,710	887,301

First American Financial Corp.	6,563	400,671

Globe Life, Inc.	1,288	149,885

Hanover Insurance Group, Inc.	1,274	173,481

Hartford Financial Services Group, Inc.	15,434	1,590,474

Horace Mann Educators Corp.	6,529	241,508

Kemper Corp.	2,947	182,478

Lincoln National Corp.	18,091	577,646

Loews Corp.	2,187	171,220

Marsh & McLennan Cos., Inc.	15,376	3,167,148

Mercury General Corp.	3,924	202,478

MetLife, Inc.	36,888	2,733,770

Old Republic International Corp.	24,406	749,752

Primerica, Inc.	1,587	401,448

Principal Financial Group, Inc.	13,977	1,206,355

Progressive Corp.	6,650	1,375,353

Prudential Financial, Inc.	26,829	3,149,725

Reinsurance Group of America, Inc.	4,041	779,428

RLI Corp.	935	138,819

Safety Insurance Group, Inc.	3,250	267,117

Selective Insurance Group, Inc.	1,706	186,244

Stewart Information Services Corp.	3,334	216,910

Travelers Cos., Inc.	7,834	1,802,917

Unum Group	11,319	607,378

WR Berkley Corp.	10,412	920,837

Total Insurance		33,321,350

Interactive Media & Services – 0.9%

Meta Platforms, Inc., Class A	23,290	11,309,158

Shutterstock, Inc.	2,846	130,375

Total Interactive Media & Services		11,439,533

IT Services – 1.3%

Cognizant Technology Solutions Corp., Class A	12,028	881,532

International Business Machines Corp.	80,589	15,389,276

Total IT Services		16,270,808

Leisure Products – 0.1%

Acushnet Holdings Corp.	2,692	177,537

See Notes to Financial Statements.

104	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2024

Investments	Shares	Value

Brunswick Corp.	2,699	$260,508

Polaris, Inc.	2,319	232,178

Total Leisure Products		670,223

Life Sciences Tools & Services – 0.5%

Agilent Technologies, Inc.	4,255	619,145

Bio-Techne Corp.	2,289	161,123

Bruker Corp.	2,092	196,523

Danaher Corp.	8,774	2,191,043

Thermo Fisher Scientific, Inc.	4,396	2,554,999

West Pharmaceutical Services, Inc.	1,135	449,131

Total Life Sciences Tools & Services		6,171,964

Machinery – 2.7%

AGCO Corp.	1,325	163,002

Albany International Corp., Class A	1,459	136,431

Allison Transmission Holdings, Inc.	3,960	321,394

Caterpillar, Inc.	15,894	5,824,038

Cummins, Inc.	6,263	1,845,393

Deere & Co.	6,656	2,733,885

Donaldson Co., Inc.	5,058	377,731

Dover Corp.	4,483	794,343

Flowserve Corp.	7,358	336,113

Fortive Corp.	5,619	483,346

Graco, Inc.	3,734	348,980

Hillenbrand, Inc.	3,874	194,824

IDEX Corp.	883	215,470

Illinois Tool Works, Inc.	15,727	4,220,026

Ingersoll Rand, Inc.	6,883	653,541

ITT, Inc.	4,080	555,002

Kennametal, Inc.	9,403	234,511

Lincoln Electric Holdings, Inc.	2,453	626,594

Mueller Industries, Inc.	6,752	364,135

Mueller Water Products, Inc., Class A	12,016	193,337

Nordson Corp.	956	262,460

Oshkosh Corp.	2,287	285,212

Otis Worldwide Corp.	14,010	1,390,773

PACCAR, Inc.	35,614	4,412,219

Parker-Hannifin Corp.	3,823	2,124,785

Snap-on, Inc.	3,320	983,450

Stanley Black & Decker, Inc.	8,281	810,958

Timken Co.	5,089	444,931

Toro Co.	3,377	309,435

Trinity Industries, Inc.	9,364	260,787

Westinghouse Air Brake Technologies Corp.	3,045	443,596

Xylem, Inc.	4,507	582,485

Total Machinery		32,933,187

Marine Transportation – 0.0%

Matson, Inc.	1,974	221,878

Media – 1.3%

Cable One, Inc.	268	113,399

Comcast Corp., Class A	268,362	11,633,493

Fox Corp., Class B	17,966	514,187

Gray Television, Inc.	4,555	28,788

Interpublic Group of Cos., Inc.	22,136	722,298

John Wiley & Sons, Inc., Class A	3,731	142,263

New York Times Co., Class A	4,730	204,430

News Corp., Class A	12,505	327,381

News Corp., Class B	37	1,001

Nexstar Media Group, Inc.	2,115	364,393

Omnicom Group, Inc.	11,624	1,124,738

Sirius XM Holdings, Inc.(a)	143,881	558,258

TEGNA, Inc.	13,386	199,987

Total Media		15,934,616

Metals & Mining – 0.3%

Commercial Metals Co.	4,299	252,652

Kaiser Aluminum Corp.	1,896	169,427

Nucor Corp.	4,883	966,346

Reliance, Inc.	2,191	732,188

Royal Gold, Inc.	1,977	240,818

Steel Dynamics, Inc.	4,273	633,387

U.S. Steel Corp.	3,993	162,835

Total Metals & Mining		3,157,653

Multi-Utilities – 1.5%

Ameren Corp.	19,290	1,426,688

Avista Corp.	5,225	182,980

Black Hills Corp.	4,278	233,579

CenterPoint Energy, Inc.	24,601	700,883

CMS Energy Corp.	15,542	937,804

Consolidated Edison, Inc.	27,110	2,461,859

Dominion Energy, Inc.	72,023	3,542,811

DTE Energy Co.	10,167	1,140,127

NiSource, Inc.	23,343	645,667

Northwestern Energy Group, Inc.	3,714	189,154

Public Service Enterprise Group, Inc.	40,374	2,696,176

Sempra	31,906	2,291,808

Unitil Corp.	3,194	167,206

WEC Energy Group, Inc.	17,667	1,450,814

Total Multi-Utilities		18,067,556

Office REITs – 0.1%

Alexandria Real Estate Equities, Inc.	8,065	1,039,659

Easterly Government Properties, Inc.	13,043	150,125

Kilroy Realty Corp.	25	911

SL Green Realty Corp.	2,583	142,401

Total Office REITs		1,333,096

Oil, Gas & Consumable Fuels – 7.8%

Antero Midstream Corp.	58,313	819,881

APA Corp.	14,234	489,365

California Resources Corp.	4,566	251,587

Cheniere Energy, Inc.	5,660	912,845

Chesapeake Energy Corp.	6,023	535,023

Chevron Corp.	125,330	19,769,554

Chord Energy Corp.	4,473	797,268

Civitas Resources, Inc.	10,183	772,992

ConocoPhillips	39,111	4,978,048

CVR Energy, Inc.	10,850	386,911

See Notes to Financial Statements.

WisdomTree Trust	105

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2024

Investments	Shares	Value

Delek U.S. Holdings, Inc.	5,029	$154,591

Diamondback Energy, Inc.	6,806	1,348,745

DT Midstream, Inc.	7,481	457,089

EOG Resources, Inc.	42,078	5,379,252

EQT Corp.	9,642	357,429

Equitrans Midstream Corp.	41,339	516,324

Exxon Mobil Corp.	228,190	26,524,806

Hess Corp.	6,057	924,540

HF Sinclair Corp.	11,116	671,073

Kinetik Holdings, Inc.	5,153	205,450

Magnolia Oil & Gas Corp., Class A(a)	9,161	237,728

Marathon Oil Corp.	16,836	477,132

Marathon Petroleum Corp.	19,394	3,907,891

Matador Resources Co.	2,794	186,555

Murphy Oil Corp.	8,189	374,237

New Fortress Energy, Inc.(a)	3,990	122,054

Northern Oil & Gas, Inc.	8,050	319,424

Occidental Petroleum Corp.	18,695	1,214,988

ONEOK, Inc.	47,508	3,808,716

Ovintiv, Inc.	13,077	678,696

PBF Energy, Inc., Class A	5,881	338,569

Permian Resources Corp.	14,037	247,893

Phillips 66	21,032	3,435,367

Pioneer Natural Resources Co.	20,175	5,295,938

Range Resources Corp.	6,223	214,258

Sitio Royalties Corp., Class A	7,969	196,994

SM Energy Co.	4,184	208,572

Targa Resources Corp.	7,532	843,509

Texas Pacific Land Corp.	399	230,826

Valero Energy Corp.	16,254	2,774,395

Viper Energy, Inc.	7,591	291,950

Williams Cos., Inc.	86,396	3,366,852

Total Oil, Gas & Consumable Fuels		95,025,317

Paper & Forest Products – 0.0%

Louisiana-Pacific Corp.	2,460	206,419

Sylvamo Corp.	2,441	150,707

Total Paper & Forest Products		357,126

Passenger Airlines – 0.1%

Delta Air Lines, Inc.	10,843	519,055

Southwest Airlines Co.	27,536	803,776

Spirit Airlines, Inc.(a)	12,560	60,790

Total Passenger Airlines		1,383,621

Personal Care Products – 0.2%

Edgewell Personal Care Co.	5,778	223,262

Inter Parfums, Inc.	1,954	274,557

Kenvue, Inc.	116,148	2,492,536

Total Personal Care Products		2,990,355

Pharmaceuticals – 4.9%

Bristol-Myers Squibb Co.	134,695	7,304,510

Eli Lilly & Co.	10,989	8,549,002

Johnson & Johnson	164,229	25,979,385

Merck & Co., Inc.	112,206	14,805,582

Organon & Co.	25,635	481,938

Viatris, Inc.	105,211	1,256,219

Zoetis, Inc.	10,112	1,711,052

Total Pharmaceuticals		60,087,688

Professional Services – 1.1%

Automatic Data Processing, Inc.	15,652	3,908,931

Booz Allen Hamilton Holding Corp.	3,556	527,853

Broadridge Financial Solutions, Inc.	4,247	870,040

Concentrix Corp.	2,217	146,810

CSG Systems International, Inc.	3,104	159,980

Dun & Bradstreet Holdings, Inc.	14,965	150,249

Equifax, Inc.	1,787	478,058

Exponent, Inc.	1,719	142,144

Insperity, Inc.	2,286	250,568

Jacobs Solutions, Inc.	2,074	318,836

KBR, Inc.	2,594	165,134

Korn Ferry	2,919	191,953

Leidos Holdings, Inc.	3,074	402,971

ManpowerGroup, Inc.	3,981	309,085

Maximus, Inc.	1,971	165,367

Paychex, Inc.	23,289	2,859,889

Paycom Software, Inc.	892	177,517

Robert Half, Inc.	4,459	353,510

Science Applications International Corp.	2,434	317,369

SS&C Technologies Holdings, Inc.	7,297	469,708

Verisk Analytics, Inc.	2,358	555,851

Total Professional Services		12,921,823

Real Estate Management & Development – 0.0%

Kennedy-Wilson Holdings, Inc.	54	463

Residential REITs – 0.6%

American Homes 4 Rent, Class A	6,684	245,838

AvalonBay Communities, Inc.	10,112	1,876,383

Camden Property Trust	2,902	285,557

Elme Communities	9,244	128,677

Equity LifeStyle Properties, Inc.	4,546	292,762

Equity Residential	20,873	1,317,295

Essex Property Trust, Inc.	2,483	607,863

Invitation Homes, Inc.	18,177	647,283

Mid-America Apartment Communities, Inc.	4,421	581,715

Sun Communities, Inc.	2,380	306,020

UDR, Inc.	16,239	607,501

Total Residential REITs		6,896,894

Retail REITs – 0.9%

Brixmor Property Group, Inc.	22,660	531,377

Federal Realty Investment Trust	3,487	356,093

Kimco Realty Corp.	31,626	620,186

Macerich Co.	18	310

NETSTREIT Corp.(a)	8,976	164,889

NNN REIT, Inc.	15,142	647,169

Realty Income Corp.	65,310	3,533,271

Regency Centers Corp.	6,679	404,480

Retail Opportunity Investments Corp.	6,888	88,304

See Notes to Financial Statements.

106	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2024

Investments	Shares	Value

Simon Property Group, Inc.	30,990	$4,849,625

Tanger, Inc.	5,600	165,368

Total Retail REITs		11,361,072

Semiconductors & Semiconductor Equipment – 6.6%

Amkor Technology, Inc.	6,286	202,661

Analog Devices, Inc.	14,314	2,831,166

Applied Materials, Inc.	11,081	2,285,235

Broadcom, Inc.	20,349	26,970,768

Intel Corp.	71,983	3,179,489

KLA Corp.	2,211	1,544,538

Lam Research Corp.	2,322	2,255,985

Microchip Technology, Inc.	14,970	1,342,959

Micron Technology, Inc.	11,673	1,376,130

MKS Instruments, Inc.	1,823	242,459

Monolithic Power Systems, Inc.	694	470,129

NVIDIA Corp.	25,343	22,898,921

Power Integrations, Inc.	9	644

QUALCOMM, Inc.	37,121	6,284,585

Skyworks Solutions, Inc.	6,935	751,199

Teradyne, Inc.	2,520	284,332

Texas Instruments, Inc.	43,013	7,493,295

Universal Display Corp.	1,048	176,536

Total Semiconductors & Semiconductor Equipment		80,591,031

Software – 4.1%

A10 Networks, Inc.	8,070	110,478

Bentley Systems, Inc., Class B	4,781	249,664

Dolby Laboratories, Inc., Class A	2,056	172,231

Gen Digital, Inc.	21,403	479,427

InterDigital, Inc.	1,593	169,591

Intuit, Inc.	3,298	2,143,700

Microsoft Corp.	92,314	38,838,346

Oracle Corp.	56,547	7,102,869

Roper Technologies, Inc.	1,267	710,584

Total Software		49,976,890

Specialized REITs – 2.0%

American Tower Corp.	19,520	3,856,957

Crown Castle, Inc.	30,637	3,242,314

CubeSmart	15,709	710,361

Digital Realty Trust, Inc.	13,974	2,012,815

EPR Properties	5,557	235,895

Equinix, Inc.	2,470	2,038,565

Extra Space Storage, Inc.	13,007	1,912,029

Four Corners Property Trust, Inc.	8,835	216,192

Gaming & Leisure Properties, Inc.	18,211	838,981

Gladstone Land Corp.	11,578	154,450

Iron Mountain, Inc.	13,425	1,076,819

Lamar Advertising Co., Class A	6,208	741,297

National Storage Affiliates Trust	5,322	208,409

PotlatchDeltic Corp.	2,634	123,851

Public Storage	10,781	3,127,137

Rayonier, Inc.	4,265	141,769

SBA Communications Corp.	48	10,402

VICI Properties, Inc.	101,967	3,037,597

Weyerhaeuser Co.	15,932	572,118

Total Specialized REITs		24,257,958

Specialty Retail – 3.4%

American Eagle Outfitters, Inc.	10,409	268,448

Bath & Body Works, Inc.	8,746	437,475

Best Buy Co., Inc.	17,008	1,395,166

Buckle, Inc.	5,763	232,076

Camping World Holdings, Inc., Class A	2,641	73,552

Dick’s Sporting Goods, Inc.	2,110	474,455

Gap, Inc.	17,468	481,243

Guess?, Inc.	9,236	290,657

Home Depot, Inc.	59,574	22,852,587

Lithia Motors, Inc.	649	195,258

Lowe’s Cos., Inc.	28,895	7,360,423

Monro, Inc.	5,121	161,516

Penske Automotive Group, Inc.	2,912	471,715

Ross Stores, Inc.	5,867	861,041

TJX Cos., Inc.	39,569	4,013,088

Tractor Supply Co.	4,096	1,072,005

Upbound Group, Inc.	7,144	251,540

Williams-Sonoma, Inc.	2,832	899,245

Winmark Corp.	293	105,978

Total Specialty Retail		41,897,468

Technology Hardware, Storage & Peripherals – 3.0%

Apple, Inc.	190,499	32,666,769

Dell Technologies, Inc., Class C	6,577	750,501

Hewlett Packard Enterprise Co.	53,728	952,597

HP, Inc.	55,967	1,691,323

NetApp, Inc.	9,442	991,127

Xerox Holdings Corp.	16,085	287,921

Total Technology Hardware, Storage & Peripherals		37,340,238

Textiles, Apparel & Luxury Goods – 0.4%

Carter’s, Inc.	4,061	343,886

Columbia Sportswear Co.	1,747	141,821

Kontoor Brands, Inc.	5,377	323,964

Levi Strauss & Co., Class A	9,715	194,203

NIKE, Inc., Class B	25,888	2,432,954

Oxford Industries, Inc.	1,447	162,643

Ralph Lauren Corp.	1,842	345,854

Steven Madden Ltd.	4,483	189,541

Tapestry, Inc.	13,435	637,894

Wolverine World Wide, Inc.	8,638	96,832

Total Textiles, Apparel & Luxury Goods		4,869,592

Tobacco – 1.7%

Altria Group, Inc.	180,277	7,863,683

Philip Morris International, Inc.	133,472	12,228,705

Universal Corp.	3,753	194,105

Vector Group Ltd.	26,411	289,464

Total Tobacco		20,575,957

See Notes to Financial Statements.

WisdomTree Trust	107

Schedule of Investments (concluded)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2024

Investments	Shares	Value

Trading Companies & Distributors – 0.6%

Air Lease Corp.	5,536	$284,772

Applied Industrial Technologies, Inc.	2,188	432,239

Fastenal Co.	30,337	2,340,196

GATX Corp.	1,258	168,610

H&E Equipment Services, Inc.	5,009	321,478

Herc Holdings, Inc.	1,438	242,015

MSC Industrial Direct Co., Inc., Class A	5,112	496,068

Rush Enterprises, Inc., Class A	6,553	350,717

United Rentals, Inc.	1,227	884,802

Watsco, Inc.	1,603	692,448

WESCO International, Inc.	790	135,311

WW Grainger, Inc.	1,149	1,168,878

Total Trading Companies & Distributors		7,517,534

Water Utilities – 0.2%

American States Water Co.	1,362	98,391

American Water Works Co., Inc.	6,628	810,008

California Water Service Group	2,632	122,335

Essential Utilities, Inc.	16,669	617,586

Middlesex Water Co.	1,995	104,738

SJW Group	3,143	177,862

York Water Co.	4,681	169,780

Total Water Utilities		2,100,700

Wireless Telecommunication Services – 0.6%

T-Mobile U.S., Inc.	45,182	7,374,606

Telephone & Data Systems, Inc.	7,319	117,250

Total Wireless Telecommunication Services		7,491,856
Total United States		1,220,562,084

Puerto Rico – 0.1%

Banks – 0.1%

First BanCorp	19,622	344,170

OFG Bancorp	8,339	306,958

Popular, Inc.	4,775	420,630
Total Puerto Rico		1,071,758
TOTAL COMMON STOCKS (Cost: $902,551,804)		1,221,633,842

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%

United States – 0.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(b)
(Cost: $538,667)	538,667	538,667

TOTAL INVESTMENTS IN SECURITIES – 99.9% (Cost: $903,090,471)		1,222,172,509

Other Assets less Liabilities – 0.1%		1,800,831

NET ASSETS – 100.0%		$1,223,973,340
(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $1,696,857 and the total market value of the collateral held by the Fund was $1,734,572. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,195,905.

(b)	Rate shown represents annualized 7-day yield as of March 31, 2024.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$1,221,633,842	$—	$—	$1,221,633,842
Investment of Cash Collateral for Securities Loaned	—	538,667	—	538,667
Total Investments in Securities	$1,221,633,842	$538,667	$—	$1,222,172,509

See Notes to Financial Statements.

108	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. Value Fund (WTV)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 99.9%

United States – 99.9%

Aerospace & Defense – 1.4%

Lockheed Martin Corp.	4,533	$2,061,926

Textron, Inc.	20,057	1,924,068

Total Aerospace & Defense		3,985,994

Air Freight & Logistics – 1.8%

CH Robinson Worldwide, Inc.	18,950	1,442,853

Expeditors International of Washington, Inc.	18,396	2,236,402

United Parcel Service, Inc., Class B	9,494	1,411,093

Total Air Freight & Logistics		5,090,348

Banks – 1.6%

Bank of America Corp.	37,761	1,431,897

Fifth Third Bancorp	42,278	1,573,165

JPMorgan Chase & Co.	7,681	1,538,504

Total Banks		4,543,566

Biotechnology – 1.2%

AbbVie, Inc.	7,060	1,285,626

Exelixis, Inc.*	45,727	1,085,101

Gilead Sciences, Inc.	14,315	1,048,574

Total Biotechnology		3,419,301

Broadline Retail – 0.7%

Dillard’s, Inc., Class A	2,207	1,040,909

Etsy, Inc.*	13,651	938,097

Total Broadline Retail		1,979,006

Building Products – 3.1%

Advanced Drainage Systems, Inc.	9,417	1,621,984

Builders FirstSource, Inc.*	15,102	3,149,522

Carlisle Cos., Inc.	4,913	1,925,159

Owens Corning	10,985	1,832,298

Total Building Products		8,528,963

Capital Markets – 7.0%

Ameriprise Financial, Inc.	4,698	2,059,791

Bank of New York Mellon Corp.	41,205	2,374,232

BlackRock, Inc.	1,318	1,098,817

Evercore, Inc., Class A	14,410	2,775,222

Goldman Sachs Group, Inc.	5,244	2,190,366

Jefferies Financial Group, Inc.	40,275	1,776,127

LPL Financial Holdings, Inc.	6,689	1,767,234

Raymond James Financial, Inc.	11,292	1,450,119

Stifel Financial Corp.	28,607	2,236,209

T Rowe Price Group, Inc.	13,188	1,607,881

Total Capital Markets		19,335,998

Chemicals – 3.5%

CF Industries Holdings, Inc.	17,996	1,497,447

Dow, Inc.	29,152	1,688,775

DuPont de Nemours, Inc.	31,334	2,402,378

Eastman Chemical Co.	13,688	1,371,811

Olin Corp.	44,452	2,613,778

Total Chemicals		9,574,189

Communications Equipment – 1.3%

Cisco Systems, Inc.	26,552	1,325,210

Juniper Networks, Inc.	58,973	2,185,540

Total Communications Equipment		3,510,750

Construction & Engineering – 0.9%

WillScot Mobile Mini Holdings Corp.*	54,780	2,547,270

Construction Materials – 0.6%

Eagle Materials, Inc.	6,448	1,752,244

Consumer Finance – 2.0%

Discover Financial Services	21,669	2,840,589

Synchrony Financial	63,346	2,731,480

Total Consumer Finance		5,572,069

Containers & Packaging – 1.9%

Berry Global Group, Inc.	30,053	1,817,605

International Paper Co.	49,423	1,928,486

Packaging Corp. of America	7,828	1,485,598

Total Containers & Packaging		5,231,689

Diversified Consumer Services – 1.1%

H&R Block, Inc.	37,629	1,847,960

Service Corp. International	15,568	1,155,301

Total Diversified Consumer Services		3,003,261

Electrical Equipment – 1.3%

Acuity Brands, Inc.	5,849	1,571,802

Emerson Electric Co.	16,625	1,885,607

Total Electrical Equipment		3,457,409

Electronic Equipment, Instruments & Components – 1.2%

Arrow Electronics, Inc.*	15,300	1,980,738

TD SYNNEX Corp.	11,471	1,297,370

Total Electronic Equipment, Instruments & Components		3,278,108

Energy Equipment & Services – 0.5%

ChampionX Corp.	39,266	1,409,257

Financial Services – 1.9%

Equitable Holdings, Inc.	69,426	2,638,882

Fiserv, Inc.*	9,592	1,532,993

Global Payments, Inc.	8,451	1,129,561

Total Financial Services		5,301,436

Food Products – 2.2%

Archer-Daniels-Midland Co.	17,544	1,101,939

Conagra Brands, Inc.	39,583	1,173,240

General Mills, Inc.	22,350	1,563,830

JM Smucker Co.	17,904	2,253,576

Total Food Products		6,092,585

Ground Transportation – 1.6%

Avis Budget Group, Inc.(a)	11,628	1,423,965

CSX Corp.	47,946	1,777,358

Norfolk Southern Corp.	4,834	1,232,042

Total Ground Transportation		4,433,365

Health Care Providers & Services – 6.0%

Cardinal Health, Inc.	15,782	1,766,006

See Notes to Financial Statements.

WisdomTree Trust	109

Schedule of Investments (continued)

WisdomTree U.S. Value Fund (WTV)

March 31, 2024

Investments	Shares	Value

Centene Corp.*	21,878	$1,716,985

Cigna Group	5,208	1,891,494

HCA Healthcare, Inc.	6,521	2,174,949

Henry Schein, Inc.*	17,556	1,325,829

Laboratory Corp. of America Holdings	8,204	1,792,246

McKesson Corp.	3,033	1,628,266

Quest Diagnostics, Inc.	7,346	977,826

Tenet Healthcare Corp.*	15,024	1,579,173

Universal Health Services, Inc., Class B	9,270	1,691,404

Total Health Care Providers & Services		16,544,178

Hotel & Resort REITs – 0.4%

Host Hotels & Resorts, Inc.	58,097	1,201,446

Hotels, Restaurants & Leisure – 5.4%

Booking Holdings, Inc.	483	1,752,266

Boyd Gaming Corp.	23,487	1,581,145

Choice Hotels International, Inc.	14,662	1,852,544

Darden Restaurants, Inc.	5,304	886,564

Hilton Worldwide Holdings, Inc.	5,170	1,102,813

Light & Wonder, Inc.*	9,995	1,020,389

Marriott International, Inc., Class A	6,633	1,673,572

MGM Resorts International*	43,312	2,044,759

Vail Resorts, Inc.	7,723	1,720,916

Wyndham Hotels & Resorts, Inc.	16,925	1,298,994

Total Hotels, Restaurants & Leisure		14,933,962

Household Durables – 0.4%

PulteGroup, Inc.	8,678	1,046,740

Independent Power & Renewable Electricity Producers – 1.5%

Vistra Corp.	59,442	4,140,135

Industrial Conglomerates – 0.9%

General Electric Co.	8,513	1,494,287

Honeywell International, Inc.	5,168	1,060,732

Total Industrial Conglomerates		2,555,019

Insurance – 8.8%

Aflac, Inc.	20,553	1,764,680

American International Group, Inc.	26,890	2,101,991

Fidelity National Financial, Inc.	22,128	1,174,997

First American Financial Corp.	17,293	1,055,738

Hartford Financial Services Group, Inc.	23,109	2,381,382

Loews Corp.	18,446	1,444,137

MetLife, Inc.	32,315	2,394,865

Old Republic International Corp.	76,158	2,339,574

Primerica, Inc.	6,145	1,554,439

Principal Financial Group, Inc.	20,424	1,762,795

Prudential Financial, Inc.	17,604	2,066,710

Reinsurance Group of America, Inc.	6,343	1,223,438

Travelers Cos., Inc.	6,285	1,446,430

Unum Group	31,203	1,674,353

Total Insurance		24,385,529

Interactive Media & Services – 0.8%

Match Group, Inc.*	64,190	2,328,813

IT Services – 2.1%

Akamai Technologies, Inc.*	7,790	847,240

Cognizant Technology Solutions Corp., Class A	13,989	1,025,254

GoDaddy, Inc., Class A*	19,301	2,290,643

Twilio, Inc., Class A*	13,322	814,640

VeriSign, Inc.*	4,043	766,189

Total IT Services		5,743,966

Leisure Products – 0.5%

Brunswick Corp.	14,982	1,446,063

Machinery – 0.8%

Deere & Co.	5,051	2,074,648

Media – 3.2%

Charter Communications, Inc., Class A*(a)	3,020	877,703

Comcast Corp., Class A	49,338	2,138,802

Fox Corp., Class A	75,371	2,356,851

Interpublic Group of Cos., Inc.	47,602	1,553,253

Omnicom Group, Inc.	19,833	1,919,041

Total Media		8,845,650

Metals & Mining – 1.9%

Nucor Corp.	7,366	1,457,731

Steel Dynamics, Inc.	17,492	2,592,839

U.S. Steel Corp.	28,147	1,147,835

Total Metals & Mining		5,198,405

Multi-Utilities – 0.5%

Consolidated Edison, Inc.	15,689	1,424,718

Oil, Gas & Consumable Fuels – 10.8%

APA Corp.	62,426	2,146,206

Chevron Corp.	14,924	2,354,112

Chord Energy Corp.	6,834	1,218,092

ConocoPhillips	17,356	2,209,072

EOG Resources, Inc.	10,919	1,395,885

Exxon Mobil Corp.	17,972	2,089,065

HF Sinclair Corp.	42,204	2,547,855

Marathon Oil Corp.	93,608	2,652,851

Marathon Petroleum Corp.	15,627	3,148,840

Occidental Petroleum Corp.	33,601	2,183,729

Phillips 66	16,780	2,740,845

Pioneer Natural Resources Co.	8,324	2,185,050

Valero Energy Corp.	18,166	3,100,755

Total Oil, Gas & Consumable Fuels		29,972,357

Pharmaceuticals – 0.9%

Bristol-Myers Squibb Co.	43,381	2,352,552

Professional Services – 3.1%

CACI International, Inc., Class A*	3,760	1,424,401

Robert Half, Inc.	14,041	1,113,171

Science Applications International Corp.	10,998	1,434,029

TriNet Group, Inc.	19,313	2,558,779

Verisk Analytics, Inc.	8,231	1,940,294

Total Professional Services		8,470,674

Real Estate Management & Development – 0.4%

CBRE Group, Inc., Class A*	11,693	1,137,027

See Notes to Financial Statements.

110	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. Value Fund (WTV)

March 31, 2024

Investments	Shares	Value

Residential REITs – 0.4%

Essex Property Trust, Inc.	4,898	$1,199,079

Retail REITs – 0.6%

Simon Property Group, Inc.	9,910	1,550,816

Semiconductors & Semiconductor Equipment – 2.2%

Analog Devices, Inc.	5,906	1,168,148

Lam Research Corp.	1,178	1,144,509

Microchip Technology, Inc.	10,036	900,330

QUALCOMM, Inc.	6,929	1,173,080

Skyworks Solutions, Inc.	7,978	864,177

Texas Instruments, Inc.	5,421	944,392

Total Semiconductors & Semiconductor Equipment		6,194,636

Software – 2.2%

AppLovin Corp., Class A*	52,781	3,653,501

Dropbox, Inc., Class A*	48,233	1,172,062

Gen Digital, Inc.	58,905	1,319,472

Total Software		6,145,035

Specialty Retail – 5.3%

AutoNation, Inc.*	12,566	2,080,678

AutoZone, Inc.*	374	1,178,717

Best Buy Co., Inc.	22,778	1,868,479

Home Depot, Inc.	2,607	1,000,045

Lowe’s Cos., Inc.	7,201	1,834,311

Murphy USA, Inc.	2,709	1,135,613

O’Reilly Automotive, Inc.*	901	1,017,121

Penske Automotive Group, Inc.	9,051	1,466,172

Tractor Supply Co.(a)	3,720	973,599

Ulta Beauty, Inc.*	1,774	927,589

Williams-Sonoma, Inc.	4,057	1,288,219

Total Specialty Retail		14,770,543

Technology Hardware, Storage & Peripherals – 0.7%

NetApp, Inc.	17,757	1,863,952

Textiles, Apparel & Luxury Goods – 1.8%

PVH Corp.	7,999	1,124,739

Ralph Lauren Corp.	7,502	1,408,576

Tapestry, Inc.	51,900	2,464,212

Total Textiles, Apparel & Luxury Goods		4,997,527

Tobacco – 0.8%

Altria Group, Inc.	53,325	2,326,037

Wireless Telecommunication Services – 0.7%

T-Mobile U.S., Inc.	11,266	1,838,837

TOTAL INVESTMENTS IN SECURITIES – 99.9% (Cost: $240,356,355)		276,735,152

Other Assets less Liabilities – 0.1%		410,558

NET ASSETS – 100.0%		$277,145,710
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $1,685,595 and the total market value of the collateral held by the Fund was $1,712,036, which was entirely composed of non-cash U.S. Government securities.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$276,735,152	$—	$—	$276,735,152
Total Investments in Securities	$276,735,152	$—	$—	$276,735,152

See Notes to Financial Statements.

WisdomTree Trust	111

Statements of Assets and Liabilities

WisdomTree Trust

March 31, 2024

	WisdomTree U.S. AI Enhanced Value Fund	WisdomTree U.S. High Dividend Fund	WisdomTree U.S. LargeCap Dividend Fund	WisdomTree U.S. LargeCap Fund	WisdomTree U.S. MidCap Dividend Fund
ASSETS:

Investments, at cost	$350,773,040	$1,038,944,858	$2,950,769,316	$642,013,750	$3,034,039,462

Investment in affiliates, at cost (Note 3)	—	—	266,014	603,835	—
Investments in securities, at value[1,2] (Note 2)	377,833,969	1,097,691,274	4,007,421,466	849,184,445	3,661,358,463

Investment in affiliates, at value (Note 3)	—	—	289,952	691,373	—

Cash	1,526,963	1,238,888	3,153,651	396,789	3,363,289

Receivables:

Investment securities sold	7,639,994	—	—	—	—

Capital shares sold	—	—	7,218,801	—	—

Dividends	640,051	3,311,473	5,292,661	529,748	5,734,127

Securities lending income	17,310	3,019	43,889	6,795	4,293
Total Assets	387,658,287	1,102,244,654	4,023,420,420	850,809,150	3,670,460,172
LIABILITIES:

Payables:

Cash collateral received for securities loaned (Note 2)	739,520	1,688,037	1,603,144	1,928	11,185,491

Investment securities purchased	—	—	7,208,853	—	—

Capital shares redeemed	7,618,679	—	—	—	—

Advisory fees (Note 3)	123,394	345,620	932,018	55,916	1,143,414

Service fees (Note 2)	1,429	4,002	14,656	3,076	13,245
Total Liabilities	8,483,022	2,037,659	9,758,671	60,920	12,342,150
NET ASSETS	$379,175,265	$1,100,206,995	$4,013,661,749	$850,748,230	$3,658,118,022
NET ASSETS:

Paid-in capital	$480,498,891	$1,194,545,488	$3,255,358,887	$718,324,258	$3,573,422,429

Total distributable earnings (loss)	(101,323,626)	(94,338,493)	758,302,862	132,423,972	84,695,593
NET ASSETS	$379,175,265	$1,100,206,995	$4,013,661,749	$850,748,230	$3,658,118,022
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	3,725,000	12,700,000	55,600,000	15,350,000	74,950,000
Net asset value per share	$101.79	$86.63	$72.19	$55.42	$48.81
[1] Includes market value of securities out on loan of:	$2,277,161	$7,121,895	$43,566,319	$1,746,410	$22,142,217
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

112	WisdomTree Trust

Statements of Assets and Liabilities (continued)

WisdomTree Trust

March 31, 2024

	WisdomTree U.S. MidCap Fund	WisdomTree U.S. MidCap Quality Growth Fund	WisdomTree U.S. Multifactor Fund	WisdomTree U.S. Quality Dividend Growth Fund	WisdomTree U.S. Quality Growth Fund
ASSETS:

Investments, at cost	$693,146,491	$3,877,058	$251,306,589	$10,244,952,334	$315,878,122

Investment in affiliates, at cost (Note 3)	688,191	—	—	—	—
Investments in securities, at value[1,2] (Note 2)	833,494,202	4,185,113	291,515,945	12,691,512,824	349,108,460

Investment in affiliates, at value (Note 3)	847,037	—	—	—	—

Cash	391,592	10,411	837,156	8,958,952	172,142

Deposits at broker	—	—	95,000	—	—

Receivables:

Investment securities sold	—	—	—	3,809,999	—

Capital shares sold	—	—	—	11,408,614	24,658,750

Dividends	768,468	1,141	199,142	9,380,350	14,235

Securities lending income	6,095	—	34	2,257	—
Total Assets	835,507,394	4,196,665	292,647,277	12,725,072,996	373,953,587
LIABILITIES:

Payables:

Cash collateral received for securities loaned (Note 2)	7,552,922	—	—	5,269,346	—

Investment securities purchased	—	8,066	647,834	11,406,738	24,564,661

Capital shares redeemed	—	—	—	3,810,851	—

Advisory fees (Note 3)	259,239	1,137	68,329	2,952,486	55,495

Service fees (Note 2)	3,005	13	1,074	46,396	872
Total Liabilities	7,815,166	9,216	717,237	23,485,817	24,621,028
NET ASSETS	$827,692,228	$4,187,449	$291,930,040	$12,701,587,179	$349,332,559
NET ASSETS:

Paid-in capital	$801,756,407	$3,879,479	$287,372,207	$10,832,782,463	$316,527,092

Total distributable earnings (loss)	25,935,821	307,970	4,557,833	1,868,804,716	32,805,467
NET ASSETS	$827,692,228	$4,187,449	$291,930,040	$12,701,587,179	$349,332,559
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	13,550,000	150,000	6,275,000	166,650,000	8,500,000
Net asset value per share	$61.08	$27.92	$46.52	$76.22	$41.10
[1] Includes market value of securities out on loan of:	$63,296,188	—	—	$25,456,706	—
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

WisdomTree Trust	113

Statements of Assets and Liabilities (continued)

WisdomTree Trust

March 31, 2024

	WisdomTree U.S. SmallCap Dividend Fund	WisdomTree U.S. SmallCap Fund	WisdomTree U.S. SmallCap Quality Dividend Growth Fund	WisdomTree U.S. SmallCap Quality Growth Fund	WisdomTree U.S. Total Dividend Fund
ASSETS:

Investments, at cost	$1,808,114,363	$614,940,300	$308,101,223	$1,245,189	$903,090,471

Investment in affiliates, at cost (Note 3)	1,944,815	179,190	—	—	—
Investments in securities, at value[1,2] (Note 2)	1,995,881,906	656,330,047	347,425,606	1,305,681	1,222,172,509

Investment in affiliates, at value (Note 3)	2,004,154	206,248	—	—	—

Cash	1,949,769	1,513,140	451,586	5,821	955,852

Receivables:

Investment securities sold	—	4,858,154	—	6,808	—

Dividends	4,119,391	550,567	249,983	539	1,662,128

Securities lending income	29,310	49,207	524	—	11,529
Total Assets	2,003,984,530	663,507,363	348,127,699	1,318,849	1,224,802,018
LIABILITIES:

Payables:

Cash collateral received for securities loaned (Note 2)	6,916,162	8,453,346	197,883	—	538,667

Investment securities purchased	—	6,033,816	—	6,355	192

Advisory fees (Note 3)	622,656	203,055	107,608	411	285,335

Service fees (Note 2)	7,214	2,353	1,246	5	4,484
Total Liabilities	7,546,032	14,692,570	306,737	6,771	828,678
NET ASSETS	$1,996,438,498	$648,814,793	$347,820,962	$1,312,078	$1,223,973,340
NET ASSETS:

Paid-in capital	$2,216,735,632	$688,894,479	$345,538,631	$1,250,001	$1,029,394,867

Total distributable earnings (loss)	(220,297,134)	(40,079,686)	2,282,331	62,077	194,578,473
NET ASSETS	$1,996,438,498	$648,814,793	$347,820,962	$1,312,078	$1,223,973,340
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	61,050,000	12,950,000	7,005,000	50,000	17,300,000
Net asset value per share	$32.70	$50.10	$49.65	$26.24	$70.75
[1] Includes market value of securities out on loan of:	$128,552,679	$41,498,328	$1,979,708	—	$1,696,857
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

114	WisdomTree Trust

Statements of Assets and Liabilities (concluded)

WisdomTree Trust

March 31, 2024

WisdomTree U.S. Value Fund
ASSETS:

Investments, at cost	$240,356,355
Investments in securities, at value[1] (Note 2)	276,735,152

Cash	168,215

Receivables:

Capital shares sold	1,502,844

Dividends	263,791

Securities lending income	129
Total Assets	278,670,131
LIABILITIES:

Payables:

Investment securities purchased	1,496,728

Advisory fees (Note 3)	26,714

Service fees (Note 2)	979
Total Liabilities	1,524,421
NET ASSETS	$277,145,710
NET ASSETS:

Paid-in capital	$255,969,298

Total distributable earnings (loss)	21,176,412
NET ASSETS	$277,145,710
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	3,670,000
Net asset value per share	$75.52
[1] Includes market value of securities out on loan of:	$1,685,595

See Notes to Financial Statements.

WisdomTree Trust	115

Statements of Operations

WisdomTree Trust

For the Year Ended March 31, 2024

	WisdomTree U.S. AI Enhanced Value Fund	WisdomTree U.S. High Dividend Fund	WisdomTree U.S. LargeCap Dividend Fund	WisdomTree U.S. LargeCap Fund	WisdomTree U.S. MidCap Dividend Fund
INVESTMENT INCOME:

Dividends	$10,588,974	$52,515,863	$98,854,754	$13,477,794	$100,044,302

Dividends from affiliates (Note 3)	—	14,061	72,489	71,000	190,251

Interest	19,542	18,923	37,464	11,387	94,047

Non-cash dividends	—	19,944	75,692	1,979	—

Securities lending income, net (Note 2)	425,314	53,088	595,561	70,629	120,406

Less: Foreign withholding taxes on dividends	(729)	(5,593)	—	—	(39,890)
Total investment income	11,033,101	52,616,286	99,635,960	13,632,789	100,409,116
EXPENSES:

Advisory fees (Note 3)	1,440,091	4,332,098	10,049,494	570,823	12,491,123

Service fees (Note 2)	16,675	50,161	157,921	31,395	144,634
Total expenses	1,456,766	4,382,259	10,207,415	602,218	12,635,757
Expense waivers (Note 3)	—	(822)	(3,158)	—	(10,297)
Net expenses	1,456,766	4,381,437	10,204,257	602,218	12,625,460
Net investment income	9,576,335	48,234,849	89,431,703	13,030,571	87,783,656
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(15,533,337)	(47,392,032)	(67,003,669)	(14,781,925)	(74,462,846)

Investment transactions in affiliates (Note 3)	—	22,274	163,356	43,699	416,374

In-kind redemptions	4,365,369	29,549,519	249,882,556	30,149,174	174,842,873
Net realized gain (loss)	(11,167,968)	(17,820,239)	183,042,243	15,410,948	100,796,401
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	50,518,694	57,515,797	393,404,354	159,974,069	493,614,763

Investment transactions in affiliates (Note 3)	—	(6,803)	(9,347)	62,292	—
Net increase in unrealized appreciation/depreciation	50,518,694	57,508,994	393,395,007	160,036,361	493,614,763
Net realized and unrealized gain on investments	39,350,726	39,688,755	576,437,250	175,447,309	594,411,164
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,927,061	$87,923,604	$665,868,953	$188,477,880	$682,194,820

See Notes to Financial Statements.

116	WisdomTree Trust

Statements of Operations (continued)

WisdomTree Trust

For the Year or Period Ended March 31, 2024

	WisdomTree U.S. MidCap Fund	WisdomTree U.S. MidCap Quality Growth Fund[1]	WisdomTree U.S. Multifactor Fund	WisdomTree U.S. Quality Dividend Growth Fund	WisdomTree U.S. Quality Growth Fund
INVESTMENT INCOME:

Dividends	$13,319,090	$5,237	$4,551,719	$213,459,121	$468,195

Dividends from affiliates (Note 3)	42,181	—	—	—	—

Interest	9,627	—	9,160	183,355	762

Non-cash dividends	—	—	21,202	—	—

Securities lending income, net (Note 2)	102,679	—	600	1,533,098	—

Less: Foreign withholding taxes on dividends	(1,015)	—	—	—	—
Total investment income	13,472,562	5,237	4,582,681	215,175,574	468,957
EXPENSES:

Advisory fees (Note 3)	2,830,051	1,765	734,215	28,409,075	230,251

Service fees (Note 2)	32,769	20	11,538	446,429	3,618
Total expenses	2,862,820	1,785	745,753	28,855,504	233,869
Expense waivers (Note 3)	(2,105)	—	—	—	—
Net expenses	2,860,715	1,785	745,753	28,855,504	233,869
Net investment income	10,611,847	3,452	3,836,928	186,320,070	235,088
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(28,572,931)	(3,537)	(1,120,055)	(102,194,016)	(537,210)

Investment transactions in affiliates (Note 3)	107,167	—	—	—	—

In-kind redemptions	58,227,449	—	24,602,965	600,686,113	1,780,817

Futures contracts	—	—	101,091	—	—
Net realized gain (loss)	29,761,685	(3,537)	23,584,001	498,492,097	1,243,607
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	126,340,779	308,055	32,536,228	1,704,745,882	32,943,614

Investment transactions in affiliates (Note 3)	138,273	—	—	—	—
Net increase in unrealized appreciation/depreciation	126,479,052	308,055	32,536,228	1,704,745,882	32,943,614
Net realized and unrealized gain on investments	156,240,737	304,518	56,120,229	2,203,237,979	34,187,221
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$166,852,584	$307,970	$59,957,157	$2,389,558,049	$34,422,309
[1] For the period January 25, 2024 (commencement of operations) through March 31, 2024.

See Notes to Financial Statements.

WisdomTree Trust	117

Statements of Operations (continued)

WisdomTree Trust

For the Year or Period Ended March 31, 2024

	WisdomTree U.S. SmallCap Dividend Fund	WisdomTree U.S. SmallCap Fund	WisdomTree U.S. SmallCap Quality Dividend Growth Fund	WisdomTree U.S. SmallCap Quality Growth Fund[1]	WisdomTree U.S. Total Dividend Fund
INVESTMENT INCOME:

Dividends	$60,348,397	$9,955,897	$7,660,164	$2,836	$31,014,183

Dividends from affiliates (Note 3)	124,593	13,057	—	—	—

Interest	28,167	8,316	7,113	—	23,998

Non-cash dividends	—	14,851	11,309	—	16,482

Securities lending income, net (Note 2)	437,927	363,089	31,015	—	149,297

Less: Foreign withholding taxes on dividends	(41,304)	(1,645)	—	—	(3,199)
Total investment income	60,897,780	10,353,565	7,709,601	2,836	31,200,761
EXPENSES:

Advisory fees (Note 3)	6,974,296	2,251,919	1,019,423	882	3,090,408

Service fees (Note 2)	80,755	26,075	11,804	10	48,563
Total expenses	7,055,051	2,277,994	1,031,227	892	3,138,971
Expense waivers (Note 3)	(5,903)	(1,297)	—	—	—
Net expenses	7,049,148	2,276,697	1,031,227	892	3,138,971
Net investment income	53,848,632	8,076,868	6,678,374	1,944	28,061,790
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(45,333,737)	1,553,260	(8,574,135)	(359)	(17,635,239)

Investment transactions in affiliates (Note 3)	220,789	52,081	—	—	—

In-kind redemptions	99,158,233	12,536,862	17,651,589	—	68,718,557

Futures contracts	—	—	72,103	—	—
Net realized gain (loss)	54,045,285	14,142,203	9,149,557	(359)	51,083,318
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	200,006,931	71,297,363	45,130,468	60,492	127,478,453

Investment transactions in affiliates (Note 3)	45,809	131,313	—	—	—
Net increase in unrealized appreciation/depreciation	200,052,740	71,428,676	45,130,468	60,492	127,478,453
Net realized and unrealized gain on investments	254,098,025	85,570,879	54,280,025	60,133	178,561,771
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$307,946,657	$93,647,747	$60,958,399	$62,077	$206,623,561
[1] For the period January 25, 2024 (commencement of operations) through March 31, 2024.

See Notes to Financial Statements.

118	WisdomTree Trust

Statements of Operations (concluded)

WisdomTree Trust

For the Year Ended March 31, 2024

WisdomTree U.S. Value Fund
INVESTMENT INCOME:

Dividends	$3,651,671

Interest	3,648

Securities lending income, net (Note 2)	3,818
Total investment income	3,659,137
EXPENSES:

Advisory fees (Note 3)	209,702

Service fees (Note 2)	7,689
Total expenses	217,391
Net investment income	3,441,746
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	964,011

In-kind redemptions	17,958,873

Futures contracts	11,285
Net realized gain	18,934,169
Net increase in unrealized appreciation/depreciation	31,931,551
Net realized and unrealized gain on investments	50,865,720
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,307,466

See Notes to Financial Statements.

WisdomTree Trust	119

Statements of Changes in Net Assets

WisdomTree Trust

	WisdomTree U.S. AI Enhanced Value Fund		WisdomTree U.S. High Dividend Fund		WisdomTree U.S. LargeCap Dividend Fund

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$9,576,335	$9,294,205	$48,234,849	$48,742,351	$89,431,703	$91,646,751

Net realized gain (loss) on investments	(11,167,968)	(18,469,063)	(17,820,239)	82,444,487	183,042,243	134,565,950

Net increase (decrease) in unrealized appreciation/depreciation on investments	50,518,694	(17,105,029)	57,508,994	(158,410,618)	393,395,007	(330,156,213)
Net increase (decrease) in net assets resulting from operations	48,927,061	(26,279,887)	87,923,604	(27,223,780)	665,868,953	(103,943,512)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(9,644,875)	(9,454,072)	(46,034,088)	(52,764,847)	(87,184,000)	(94,641,498)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	2,392,093	—	126,562,641	983,982,222	479,309,291	663,360,233

Cost of shares redeemed	(58,865,569)	(60,535,501)	(405,345,333)	(591,853,425)	(514,740,098)	(421,607,267)
Net increase (decrease) in net assets resulting from capital share transactions	(56,473,476)	(60,535,501)	(278,782,692)	392,128,797	(35,430,807)	241,752,966
Net Increase (Decrease) in Net Assets	(17,191,290)	(96,269,460)	(236,893,176)	312,140,170	543,254,146	43,167,956
NET ASSETS:

Beginning of year	$396,366,555	$492,636,015	$1,337,100,171	$1,024,960,001	$3,470,407,603	$3,427,239,647

End of year	$379,175,265	$396,366,555	$1,100,206,995	$1,337,100,171	$4,013,661,749	$3,470,407,603
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	4,325,000	4,975,000	16,250,000	11,650,000	56,100,000	52,200,000

Shares created	25,000	—	1,550,000	11,400,000	7,400,000	10,800,000

Shares redeemed	(625,000)	(650,000)	(5,100,000)	(6,800,000)	(7,900,000)	(6,900,000)
Shares outstanding, end of year	3,725,000	4,325,000	12,700,000	16,250,000	55,600,000	56,100,000

See Notes to Financial Statements.

120	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree U.S. LargeCap Fund		WisdomTree U.S. MidCap Dividend Fund		WisdomTree U.S. MidCap Fund

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$13,030,571	$12,395,831	$87,783,656	$90,229,129	$10,611,847	$11,048,091

Net realized gain (loss) on investments	15,410,948	(11,118,901)	100,796,401	130,848,348	29,761,685	9,427,278

Net increase (decrease) in unrealized appreciation/depreciation on investments	160,036,361	(53,705,837)	493,614,763	(364,718,988)	126,479,052	(80,659,749)
Net increase (decrease) in net assets resulting from operations	188,477,880	(52,428,907)	682,194,820	(143,641,511)	166,852,584	(60,184,380)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(13,196,000)	(12,389,635)	(87,033,724)	(92,020,134)	(10,749,500)	(10,959,568)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	96,388,715	108,501,573	368,472,134	1,051,013,414	135,096,251	68,005,567

Cost of shares redeemed	(79,557,122)	(82,001,123)	(525,518,367)	(805,947,349)	(180,198,918)	(91,842,306)
Net increase (decrease) in net assets resulting from capital share transactions	16,831,593	26,500,450	(157,046,233)	245,066,065	(45,102,667)	(23,836,739)
Net Increase (Decrease) in Net Assets	192,113,473	(38,318,092)	438,114,863	9,404,420	111,000,417	(94,980,687)
NET ASSETS:

Beginning of year	$658,634,757	$696,952,849	$3,220,003,159	$3,210,598,739	$716,691,811	$811,672,498

End of year	$850,748,230	$658,634,757	$3,658,118,022	$3,220,003,159	$827,692,228	$716,691,811
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	15,050,000	14,450,000	78,500,000	72,450,000	14,400,000	14,850,000

Shares created	1,950,000	2,500,000	8,400,000	25,100,000	2,450,000	1,400,000

Shares redeemed	(1,650,000)	(1,900,000)	(11,950,000)	(19,050,000)	(3,300,000)	(1,850,000)
Shares outstanding, end of year	15,350,000	15,050,000	74,950,000	78,500,000	13,550,000	14,400,000

See Notes to Financial Statements.

WisdomTree Trust	121

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree U.S. MidCap Quality Growth Fund	WisdomTree U.S. Multifactor Fund		WisdomTree U.S. Quality Dividend Growth Fund

	For the Period January 25, 2024* through March 31, 2024	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$3,452	$3,836,928	$3,947,424	$186,320,070	$149,064,486

Net realized gain (loss) on investments and futures contracts	(3,537)	23,584,001	(10,834,147)	498,492,097	396,875,294

Net increase (decrease) in unrealized appreciation/depreciation on investments	308,055	32,536,228	(8,414,869)	1,704,745,882	(444,753,271)
Net increase (decrease) in net assets resulting from operations	307,970	59,957,157	(15,301,592)	2,389,558,049	101,186,509
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	—	(3,764,250)	(3,948,786)	(186,113,500)	(154,296,995)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	3,879,478	126,083,309	101,414,445	4,572,299,322	3,232,420,927

Cost of shares redeemed	(99)	(152,910,032)	(43,549,334)	(2,201,065,814)	(2,085,719,771)
Net increase (decrease) in net assets resulting from capital share transactions	3,879,379	(26,826,723)	57,865,111	2,371,233,508	1,146,701,156
Net Increase in Net Assets	4,187,349	29,366,184	38,614,733	4,574,678,057	1,093,590,670
NET ASSETS:

Beginning of period	$100	$262,563,856	$223,949,123	$8,126,909,122	$7,033,318,452

End of period	$4,187,449	$291,930,040	$262,563,856	$12,701,587,179	$8,126,909,122
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	4	7,000,000	5,475,000	130,350,000	110,650,000

Shares created	150,000	3,000,000	2,675,000	68,000,000	53,700,000

Shares redeemed	(4)	(3,725,000)	(1,150,000)	(31,700,000)	(34,000,000)
Shares outstanding, end of period	150,000	6,275,000	7,000,000	166,650,000	130,350,000
* Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

See Notes to Financial Statements.

122	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree U.S. Quality Growth Fund		WisdomTree U.S. SmallCap Dividend Fund		WisdomTree U.S. SmallCap Fund

	For the Year Ended March 31, 2024	For the Period December 15, 2022* through March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$235,088	$2,614	$53,848,632	$54,588,187	$8,076,868	$8,733,864

Net realized gain (loss) on investments	1,243,607	(2,363)	54,045,285	3,151,249	14,142,203	13,786,257

Net increase (decrease) in unrealized appreciation/depreciation on investments	32,943,614	286,724	200,052,740	(202,544,682)	71,428,676	(78,845,215)
Net increase (decrease) in net assets resulting from operations	34,422,309	286,975	307,946,657	(144,805,246)	93,647,747	(56,325,094)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(123,000)	—	(52,081,069)	(54,457,954)	(8,097,830)	(8,368,109)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	326,524,836	2,552,390	218,376,026	217,678,287	77,369,133	160,150,131

Cost of shares redeemed	(14,330,951)	(100)	(334,484,277)	(43,279,395)	(84,869,482)	(217,424,064)
Net increase (decrease) in net assets resulting from capital share transactions	312,193,885	2,552,290	(116,108,251)	174,398,892	(7,500,349)	(57,273,933)
Net Increase (Decrease) in Net Assets	346,493,194	2,839,265	139,757,337	(24,864,308)	78,049,568	(121,967,136)
NET ASSETS:

Beginning of period	$2,839,365	$100	$1,856,681,161	$1,881,545,469	$570,765,225	$692,732,361

End of period	$349,332,559	$2,839,365	$1,996,438,498	$1,856,681,161	$648,814,793	$570,765,225
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	100,000	4	65,000,000	59,050,000	13,200,000	14,450,000

Shares created	8,825,000	100,000	7,150,000	7,450,000	1,650,000	3,650,000

Shares redeemed	(425,000)	(4)	(11,100,000)	(1,500,000)	(1,900,000)	(4,900,000)
Shares outstanding, end of period	8,500,000	100,000	61,050,000	65,000,000	12,950,000	13,200,000
* Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

See Notes to Financial Statements.

WisdomTree Trust	123

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree U.S. SmallCap Quality Dividend Growth Fund		WisdomTree U.S. SmallCap Quality Growth Fund	WisdomTree U.S. Total Dividend Fund

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Period January 25, 2024* through March 31, 2024	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$6,678,374	$6,132,472	$1,944	$28,061,790	$28,310,458

Net realized gain (loss) on investments and futures contracts	9,149,557	(1,401,252)	(359)	51,083,318	41,077,780

Net increase (decrease) in unrealized appreciation/depreciation on investments	45,130,468	(15,294,977)	60,492	127,478,453	(103,960,735)
Net increase (decrease) in net assets resulting from operations	60,958,399	(10,563,757)	62,077	206,623,561	(34,572,497)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(6,675,150)	(6,156,770)	—	(27,138,000)	(30,260,035)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	129,464,343	86,682,667	1,250,000	108,406,714	222,869,091

Cost of shares redeemed	(61,551,198)	(69,170,357)	(99)	(141,706,706)	(160,877,872)
Net increase (decrease) in net assets resulting from capital share transactions	67,913,145	17,512,310	1,249,901	(33,299,992)	61,991,219
Net Increase (Decrease) in Net Assets	122,196,394	791,783	1,311,978	146,185,569	(2,841,313)
NET ASSETS:

Beginning of period	$225,624,568	$224,832,785	$100	$1,077,787,771	$1,080,629,084

End of period	$347,820,962	$225,624,568	$1,312,078	$1,223,973,340	$1,077,787,771
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	5,425,000	5,035,000	4	17,800,000	16,750,000

Shares created	2,950,000	2,080,000	50,000	1,750,000	3,650,000

Shares redeemed	(1,370,000)	(1,690,000)	(4)	(2,250,000)	(2,600,000)
Shares outstanding, end of period	7,005,000	5,425,000	50,000	17,300,000	17,800,000
* Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

See Notes to Financial Statements.

124	WisdomTree Trust

Statements of Changes in Net Assets (concluded)

WisdomTree Trust

	WisdomTree U.S. Value Fund

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$3,441,746	$2,367,699

Net realized gain (loss) on investments and futures contracts	18,934,169	(3,265,108)

Net increase (decrease) in unrealized appreciation/depreciation on investments	31,931,551	(2,246,805)
Net increase (decrease) in net assets resulting from operations	54,307,466	(3,144,214)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(3,370,724)	(2,373,350)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	141,980,130	75,822,780

Cost of shares redeemed	(62,985,076)	(36,805,721)
Net increase in net assets resulting from capital share transactions	78,995,054	39,017,059
Net Increase in Net Assets	129,931,796	33,499,495
NET ASSETS:

Beginning of year	$147,213,914	$113,714,419

End of year	$277,145,710	$147,213,914
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	2,510,000	1,850,000

Shares created	2,130,000	1,290,000

Shares redeemed	(970,000)	(630,000)
Shares outstanding, end of year	3,670,000	2,510,000

See Notes to Financial Statements.

WisdomTree Trust	125

Financial Highlights

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. AI Enhanced Value Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022[1]	For the Year Ended March 31, 2021[1]	For the Year Ended March 31, 2020[1]
Net asset value, beginning of year	$91.65	$99.02	$94.15	$64.64	$85.52
Investment operations:

Net investment income[2]	2.35	2.01	2.70	2.67	3.11

Net realized and unrealized gain (loss)	10.19	(7.31)	4.95	29.49	(20.83)
Total from investment operations	12.54	(5.30)	7.65	32.16	(17.72)
Dividends to shareholders:

Net investment income	(2.40)	(2.07)	(2.78)	(2.65)	(3.16)
Net asset value, end of year	$101.79	$91.65	$99.02	$94.15	$64.64

TOTAL RETURN[3]	13.93%	(5.25)%	8.19%	50.69%	(21.49)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$379,175	$396,367	$492,636	$555,491	$543,010

Ratios to average net assets of:

Expenses[4,5]	0.38%	0.38%	0.38%	0.38%	0.38%

Net investment income	2.53%	2.17%	2.76%	3.40%	3.61%
Portfolio turnover rate[6]	127%	150%	96%[7,8]	47%	46%

WisdomTree U.S. High Dividend Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$82.28	$87.98	$76.26	$56.58	$72.49
Investment operations:

Net investment income[2]	3.40	3.26	2.88	2.71	2.65

Net realized and unrealized gain (loss)	4.23	(5.45)	11.30	19.94	(15.81)
Total from investment operations	7.63	(2.19)	14.18	22.65	(13.16)
Dividends to shareholders:

Net investment income	(3.28)	(3.51)	(2.46)	(2.97)	(2.75)
Net asset value, end of year	$86.63	$82.28	$87.98	$76.26	$56.58

TOTAL RETURN[3]	9.68%	(2.49)%	18.96%	40.97%	(18.99)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$1,100,207	$1,337,100	$1,024,960	$774,034	$678,935

Ratios to average net assets of:

Expenses[4,5]	0.38%	0.38%	0.38%	0.38%	0.38%

Net investment income	4.23%	3.84%	3.56%	4.13%	3.63%
Portfolio turnover rate[6]	30%	47%	38%	43%	39%
[1]

The information reflects the investment objective and strategy of the WisdomTree U.S. Dividend ex-Financials Fund through January 17, 2022 and the investment objective and strategy of the WisdomTree U.S. AI Enhanced Value Fund thereafter.

[2]	Based on average shares outstanding.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[6]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[7]	The increase in the portfolio turnover rate was primarily a result of the change in investment objective and strategy on January 18, 2022.

[8]	On January 7, 2022, Voya Investment Management Co., LLC replaced Mellon Investments Corporation as sub-advisor to the Fund.

See Notes to Financial Statements.

126	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. LargeCap Dividend Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022[1]	For the Year Ended March 31, 2021[1]	For the Year Ended March 31, 2020[1]
Net asset value, beginning of year	$61.86	$65.66	$57.27	$40.47	$47.11
Investment operations:

Net investment income[2]	1.60	1.59	1.42	1.36	1.36

Net realized and unrealized gain (loss)	10.30	(3.74)	8.33	16.79	(6.64)
Total from investment operations	11.90	(2.15)	9.75	18.15	(5.28)
Dividends to shareholders:

Net investment income	(1.57)	(1.65)	(1.36)	(1.35)	(1.36)
Net asset value, end of year	$72.19	$61.86	$65.66	$57.27	$40.47

TOTAL RETURN[3]	19.57%	(3.22)%	17.16%	45.40%	(11.62)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$4,013,662	$3,470,408	$3,427,240	$2,823,467	$1,849,693

Ratios to average net assets of:

Expenses[4,5]	0.28%	0.28%	0.28%	0.28%	0.28%

Net investment income	2.49%	2.58%	2.28%	2.73%	2.76%
Portfolio turnover rate[6]	15%	20%	19%	20%	13%

WisdomTree U.S. LargeCap Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$43.76	$48.23	$43.29	$28.10	$31.77
Investment operations:

Net investment income[2]	0.87	0.84	0.78	0.73	0.73

Net realized and unrealized gain (loss)	11.67	(4.48)	4.92	15.19	(3.72)
Total from investment operations	12.54	(3.64)	5.70	15.92	(2.99)
Dividends to shareholders:

Net investment income	(0.88)	(0.83)	(0.76)	(0.73)	(0.68)
Net asset value, end of year	$55.42	$43.76	$48.23	$43.29	$28.10

TOTAL RETURN[3]	28.94%	(7.42)%	13.19%	57.11%	(9.65)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$850,748	$658,635	$696,953	$510,794	$341,423

Ratios to average net assets of:

Expenses[4]	0.08%	0.08%	0.08%	0.08%	0.08%[5]

Net investment income	1.83%	1.95%	1.65%	2.00%	2.16%
Portfolio turnover rate[6]	14%	22%	22%	21%	22%
[1]	Per share amounts were adjusted to reflect a 2:1 share split effective December 23, 2021.

[2]	Based on average shares outstanding.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[6]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

WisdomTree Trust	127

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. MidCap Dividend Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$41.02	$44.31	$40.40	$24.19	$35.76
Investment operations:

Net investment income[1]	1.14	1.19	0.99	0.80	1.01

Net realized and unrealized gain (loss)	7.78	(3.27)	3.89	16.24	(11.56)
Total from investment operations	8.92	(2.08)	4.88	17.04	(10.55)
Dividends to shareholders:

Net investment income	(1.13)	(1.21)	(0.97)	(0.83)	(1.02)
Net asset value, end of year	$48.81	$41.02	$44.31	$40.40	$24.19

TOTAL RETURN[2]	22.17%	(4.65)%	12.17%	71.52%	(30.28)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$3,658,118	$3,220,003	$3,210,599	$2,904,494	$2,485,261

Ratios to average net assets of:

Expenses[3,4]	0.38%	0.38%	0.38%	0.38%	0.38%

Net investment income	2.67%	2.85%	2.31%	2.55%	2.84%
Portfolio turnover rate[5]	26%	40%	38%	57%	33%

WisdomTree U.S. MidCap Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$49.77	$54.66	$50.86	$26.44	$39.30
Investment operations:

Net investment income[1]	0.76	0.75	0.72	0.56	0.62

Net realized and unrealized gain (loss)	11.32	(4.90)	3.81	24.45	(12.83)
Total from investment operations	12.08	(4.15)	4.53	25.01	(12.21)
Dividends to shareholders:

Net investment income	(0.77)	(0.74)	(0.73)	(0.59)	(0.65)
Net asset value, end of year	$61.08	$49.77	$54.66	$50.86	$26.44

TOTAL RETURN[2]	24.47%	(7.50)%	8.93%	95.30%	(31.45)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$827,692	$716,692	$811,672	$706,997	$560,609

Ratios to average net assets of:

Expenses[3,4]	0.38%	0.38%	0.38%	0.38%	0.38%

Net investment income	1.42%	1.50%	1.34%	1.49%	1.58%
Portfolio turnover rate[5]	32%	40%	50%	50%	41%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

128	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. MidCap Quality Growth Fund	For the Period January 25, 2024* through March 31, 2024
Net asset value, beginning of period	$24.84
Investment operations:

Net investment income[1]	0.04

Net realized and unrealized gain	3.04
Total from investment operations	3.08
Net asset value, end of period	$27.92

TOTAL RETURN[2]	12.40%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$4,187

Ratios to average net assets of:

Expenses	0.38%[3]

Net investment income	0.74%[3]
Portfolio turnover rate[4]	0%[5]

WisdomTree U.S. Multifactor Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$37.51	$40.90	$37.83	$24.58	$28.98
Investment operations:

Net investment income[1]	0.59	0.65	0.63	0.39	0.59

Net realized and unrealized gain (loss)	9.02	(3.40)	3.03	13.26	(4.43)
Total from investment operations	9.61	(2.75)	3.66	13.65	(3.84)
Dividends to shareholders:

Net investment income	(0.60)	(0.64)	(0.59)	(0.40)	(0.56)
Net asset value, end of year	$46.52	$37.51	$40.90	$37.83	$24.58

TOTAL RETURN[2]	25.84%	(6.68)%	9.68%	55.76%	(13.43)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$291,930	$262,564	$223,949	$148,490	$141,308

Ratios to average net assets of:

Expenses	0.28%	0.28%	0.28%	0.28%	0.28%[6,7]

Net investment income	1.46%	1.72%	1.58%	1.21%	1.94%
Portfolio turnover rate[4]	115%	102%	152%	147%	145%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees for the WisdomTree U.S. Multifactor Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	Amount represents less than 1%.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

See Notes to Financial Statements.

WisdomTree Trust	129

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. Quality Dividend Growth Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$62.35	$63.56	$57.14	$38.85	$43.04
Investment operations:

Net investment income[1]	1.24	1.28	1.22	1.07	1.09

Net realized and unrealized gain (loss)	13.86	(1.17)	6.37	18.27	(4.21)
Total from investment operations	15.10	0.11	7.59	19.34	(3.12)
Dividends to shareholders:

Net investment income	(1.23)	(1.32)	(1.17)	(1.05)	(1.07)
Net asset value, end of year	$76.22	$62.35	$63.56	$57.14	$38.85

TOTAL RETURN[2]	24.48%	0.29%	13.36%	50.24%	(7.52)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$12,701,587	$8,126,909	$7,033,318	$5,576,647	$2,723,483

Ratios to average net assets of:

Expenses	0.28%	0.28%	0.28%	0.28%	0.28%

Net investment income	1.84%	2.12%	1.98%	2.15%	2.43%
Portfolio turnover rate[3]	25%	28%	30%	30%	41%

WisdomTree U.S. Quality Growth Fund	For the Year Ended March 31, 2024	For the Period December 15, 2022* through March 31, 2023
Net asset value, beginning of period	$28.39	$25.11
Investment operations:

Net investment income[1]	0.10	0.03

Net realized and unrealized gain	12.65	3.25
Total from investment operations	12.75	3.28
Dividends to shareholders:

Net investment income	(0.04)	—
Net asset value, end of period	$41.10	$28.39

TOTAL RETURN[2]	44.93%	13.06%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$349,333	$2,839

Ratios to average net assets of:

Expenses	0.28%	0.28%[4]

Net investment income	0.29%	0.45%[4]
Portfolio turnover rate[3]	27%	1%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[4]	Annualized.

See Notes to Financial Statements.

130	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. SmallCap Dividend Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$28.56	$31.86	$31.09	$18.11	$27.54
Investment operations:

Net investment income[1]	0.86	0.88	0.85	0.66	0.79

Net realized and unrealized gain (loss)	4.12	(3.31)	0.76	12.99	(9.40)
Total from investment operations	4.98	(2.43)	1.61	13.65	(8.61)
Dividends to shareholders:

Net investment income	(0.84)	(0.87)	(0.84)	(0.67)	(0.82)
Net asset value, end of year	$32.70	$28.56	$31.86	$31.09	$18.11

TOTAL RETURN[2]	17.79%	(7.59)%	5.18%	76.76%	(32.22)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$1,996,438	$1,856,681	$1,881,545	$1,829,823	$1,316,919

Ratios to average net assets of:

Expenses[3,4]	0.38%	0.38%	0.38%	0.38%	0.38%

Net investment income	2.93%	2.98%	2.66%	2.78%	2.94%
Portfolio turnover rate[5]	33%	38%	39%	53%	50%

WisdomTree U.S. SmallCap Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$43.24	$47.94	$47.23	$22.38	$36.08
Investment operations:

Net investment income[1]	0.62	0.62	0.73	0.44	0.51

Net realized and unrealized gain (loss)	6.86	(4.73)	0.78	24.85	(13.66)
Total from investment operations	7.48	(4.11)	1.51	25.29	(13.15)
Dividends to shareholders:

Net investment income	(0.62)	(0.59)	(0.80)	(0.44)	(0.55)
Net asset value, end of year	$50.10	$43.24	$47.94	$47.23	$22.38

TOTAL RETURN[2]	17.43%	(8.51)%	3.11%	113.74%	(36.87)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$648,815	$570,765	$692,732	$609,327	$419,676

Ratios to average net assets of:

Expenses[3,4]	0.38%	0.38%	0.38%	0.38%	0.38%

Net investment income	1.36%	1.40%	1.47%	1.33%	1.45%
Portfolio turnover rate[5]	47%	51%	54%	56%	55%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

WisdomTree Trust	131

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. SmallCap Quality Dividend Growth Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$41.59	$44.65	$45.96	$25.02	$34.70
Investment operations:

Net investment income[1]	1.08	1.17	1.14	0.94	0.80

Net realized and unrealized gain (loss)	8.06	(3.06)	(1.32)	20.92	(9.68)
Total from investment operations	9.14	(1.89)	(0.18)	21.86	(8.88)
Dividends to shareholders:

Net investment income	(1.08)	(1.17)	(1.13)	(0.92)	(0.80)
Net asset value, end of year	$49.65	$41.59	$44.65	$45.96	$25.02

TOTAL RETURN[2]	22.40%	(4.14)%	(0.45)%	88.65%	(26.22)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$347,821	$225,625	$224,833	$187,733	$73,802

Ratios to average net assets of:

Expenses	0.38%	0.38%	0.38%	0.38%	0.38%

Net investment income	2.49%	2.81%	2.49%	2.67%	2.29%
Portfolio turnover rate[3]	51%	51%	60%	83%	51%

WisdomTree U.S. SmallCap Quality Growth Fund	For the Period January 25, 2024* through March 31, 2024
Net asset value, beginning of period	$24.79
Investment operations:

Net investment income[1]	0.04

Net realized and unrealized gain	1.41
Total from investment operations	1.45
Net asset value, end of period	$26.24

TOTAL RETURN[2]	5.85%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$1,312

Ratios to average net assets of:

Expenses	0.38%[4]

Net investment income	0.84%[4]
Portfolio turnover rate[3]	1%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[4]	Annualized.

See Notes to Financial Statements.

132	WisdomTree Trust

Financial Highlights (concluded)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. Total Dividend Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022[1]	For the Year Ended March 31, 2021[1]	For the Year Ended March 31, 2020[1]
Net asset value, beginning of year	$60.55	$64.52	$56.49	$39.19	$47.31
Investment operations:

Net investment income[2]	1.60	1.60	1.43	1.33	1.38

Net realized and unrealized gain (loss)	10.15	(3.86)	7.94	17.30	(8.13)
Total from investment operations	11.75	(2.26)	9.37	18.63	(6.75)
Dividends to shareholders:

Net investment income	(1.55)	(1.71)	(1.34)	(1.33)	(1.37)
Net asset value, end of year	$70.75	$60.55	$64.52	$56.49	$39.19

TOTAL RETURN[3]	19.75%	(3.44)%	16.73%	48.15%	(14.75)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$1,223,973	$1,077,788	$1,080,629	$875,531	$634,956

Ratios to average net assets of:

Expenses	0.28%	0.28%	0.28%	0.28%	0.28%[4,5]

Net investment income	2.54%	2.64%	2.33%	2.73%	2.82%
Portfolio turnover rate[6]	15%	19%	22%	22%	16%

WisdomTree U.S. Value Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022[7]	For the Year Ended March 31, 2021[7]	For the Year Ended March 31, 2020[7]
Net asset value, beginning of year	$58.65	$61.47	$56.19	$32.52	$42.35
Investment operations:

Net investment income[2]	1.27	1.17	1.08	0.76	0.76

Net realized and unrealized gain (loss)	16.79	(2.83)	5.19	23.79	(9.88)
Total from investment operations	18.06	(1.66)	6.27	24.55	(9.12)
Dividends to shareholders:

Net investment income	(1.19)	(1.16)	(0.99)	(0.88)	(0.71)
Net asset value, end of year	$75.52	$58.65	$61.47	$56.19	$32.52

TOTAL RETURN[3]	31.10%	(2.54)%	11.16%	76.07%	(21.86)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$277,146	$147,214	$113,714	$58,441	$61,795

Ratios to average net assets of:

Expenses	0.12%	0.12%[4,5]	0.30%[8]	0.38%	0.38%

Net investment income	1.97%	2.02%	1.77%	1.76%	1.75%
Portfolio turnover rate[6]	64%	66%	62%	59%	101%
[1]	Per share amounts were adjusted to reflect a 2:1 share split effective December 23, 2021.

[2]	Based on average shares outstanding.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[6]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[7]	Per share amounts were adjusted to reflect a 2:1 share split effective June 10, 2021.

[8]	Prior to January 3, 2022, the Fund’s annual advisory fee rate was 0.38% and, thereafter, was reduced to 0.12% per annum.

See Notes to Financial Statements.

WisdomTree Trust	133

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005 and is authorized to have multiple series of portfolios (each a “Fund”, collectively, the “Funds”). These notes relate only to the Funds listed below. In accordance with Accounting Standards Codification Topic 946, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies.

Fund	Commencement of Operations
WisdomTree U.S. AI Enhanced Value Fund (“U.S. AI Enhanced Value Fund”)	June 16, 2006
WisdomTree U.S. High Dividend Fund (“U.S. High Dividend Fund”)	June 16, 2006
WisdomTree U.S. LargeCap Dividend Fund (“U.S. LargeCap Dividend Fund”)	June 16, 2006
WisdomTree U.S. LargeCap Fund (“U.S. LargeCap Fund”)	February 23, 2007
WisdomTree U.S. MidCap Dividend Fund (“U.S. MidCap Dividend Fund”)	June 16, 2006
WisdomTree U.S. MidCap Fund (“U.S. MidCap Fund”)	February 23, 2007
WisdomTree U.S. MidCap Quality Growth Fund (“U.S. MidCap Quality Growth Fund”)	January 25, 2024
WisdomTree U.S. Multifactor Fund (“U.S. Multifactor Fund”)	June 29, 2017
WisdomTree U.S. Quality Dividend Growth Fund (“U.S. Quality Dividend Growth Fund”)	May 22, 2013
WisdomTree U.S. Quality Growth Fund (“U.S. Quality Growth Fund”)	December 15, 2022
WisdomTree U.S. SmallCap Dividend Fund (“U.S. SmallCap Dividend Fund”)	June 16, 2006
WisdomTree U.S. SmallCap Fund (“U.S. SmallCap Fund”)	February 23, 2007
WisdomTree U.S. SmallCap Quality Dividend Growth Fund (“U.S. SmallCap Quality Dividend Growth Fund”)	July 25, 2013
WisdomTree U.S. SmallCap Quality Growth Fund (“U.S. SmallCap Quality Growth Fund”)	January 25, 2024
WisdomTree U.S. Total Dividend Fund (“U.S. Total Dividend Fund”)	June 16, 2006
WisdomTree U.S. Value Fund (“U.S. Value Fund”)	February 23, 2007

Each Fund, except the U.S. AI Enhanced Value Fund and U.S. Value Fund, seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree, Inc. (“WisdomTree”) or an Index developed by a third party. The U.S. AI Enhanced Value Fund and the U.S. Value Fund are actively managed using a model-based approach seeking income and capital appreciation. WisdomTree is the parent company of WisdomTree Asset Management, Inc. (“WTAM”), the investment adviser to each Fund and the Trust. “WisdomTree” is a registered trademark of WisdomTree and has been licensed for use by the Trust. Each Fund described herein is considered to be non-diversified as defined under the 1940 Act.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions (e.g., broker-dealers) may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are

134	WisdomTree Trust

Notes to Financial Statements (continued)

valued under policies approved by the Board of Trustees of the Trust (the “Board” or “Board of Trustees”). Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Each Fund may invest in money market funds which are valued at their NAV per share and exchange-traded funds (“ETFs” or “ETF”) or exchange-traded notes (“ETNs” or “ETN”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the ETF or ETN has not traded on its principal exchange.

Pursuant to Board-approved valuation procedures established by the Trust and WTAM, the Board has appointed WTAM as the Funds’ valuation designee (the “Valuation Designee”) to perform all fair valuations of the Funds’ portfolio investments, subject to the Board’s oversight. As the Valuation Designee, WTAM has established procedures for its fair valuation of a Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. The Valuation Designee is comprised of senior representatives of WTAM and reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from the exchange or system on which it is principally traded, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Valuation Designee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events”. An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Valuation Designee will perform other procedures (consistent with GAAP) to value an investment when a market quote is not available. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates,

prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended (either due to events affecting the issuer of the security specifically or events affecting the primary trading exchange more broadly) or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets in which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

WisdomTree Trust	135

Notes to Financial Statements (continued)

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details (e.g., credit rating, debt ranking, coupon date, maturity date, etc.), interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Valuation Designee may include significant unobservable inputs and therefore such financial instruments would be reflected as a Level 3 of the fair value hierarchy. The Valuation Designee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Valuation Designee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value.

The summary of fair valuations according to the inputs used in valuing each Fund’s assets as of the measurement date is included in a “Fair Valuation Summary” supplementary table in each applicable Fund’s Schedule of Investments.

During the fiscal year or period ended March 31, 2024, there were no significant transfers into or out of Level 3 of the fair value hierarchy.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. All of the derivative instruments disclosed and described herein are subject to risk.

For the fiscal year ended March 31, 2024, the effects of derivative instruments on each applicable Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain on Derivatives Recognized[1]
U.S. Multifactor Fund
Equity risk	$101,091
U.S. SmallCap Quality Dividend Growth Fund
Equity risk	72,103
U.S. Value Fund
Equity risk	11,285
[1]	Realized gains on derivatives are located on the Statements of Operations as follows:

Equity risk	Net realized gain from futures contracts

During the fiscal year ended March 31, 2024, the volume of derivative activity (based on the average of month-end notional balances, except where footnoted) for each Fund was as follows:

Average Notional

Fund	Futures contracts (long)
U.S. Multifactor Fund
Equity risk[1]	$970,373
U.S. SmallCap Quality Dividend Growth Fund
Equity risk[1]	215,906
U.S. Value Fund
Equity risk[1]	135,221
[1]	The volume of derivative activity for the period is based on intra-month balances.

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income (less foreign taxes withheld, if any) is recognized on the ex-dividend date. Non-cash dividend income is recognized on the ex-dividend date at the fair value of securities to be received. Upon notification from real estate investment trust (“REIT”) issuers or as estimated by management, all or a portion of the dividend income received from a REIT may be redesignated

136	WisdomTree Trust

Notes to Financial Statements (continued)

as a reduction of cost of the related investment and/or as a realized gain. On each measurement date, the Funds evaluate the collectability of receivable balances. Generally, the Funds will write-off dividend receivable balances that are canceled by the issuer as of the date that the dividend receivable cancellation notification was publicly made available or when it becomes probable that dividends will not be collected and the amount of uncollectable dividends can be reasonably estimated. Income earned from securities lending activities (i.e., securities lending income), net of fees payable to the securities borrower and/or securities lending agent, is accrued daily.

Foreign Taxes — The Funds may be subject to foreign taxes (a portion of which may be reclaimable or refundable) on foreign income. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and tax rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are accrued and applied to foreign income as the foreign income is earned and are reflected on the Statements of Operations as follows: foreign taxes withheld on dividends are presented as a reduction to investment income in “Less: Foreign withholding taxes on dividends”, foreign taxes on capital gains from investment transactions, if any, are included in “Net realized gain (loss) from investment transactions”, and deferred foreign taxes on net unrealized appreciation on investments, if any, are included in “Net increase (decrease) in unrealized appreciation/depreciation on investment transactions”. Foreign taxes payable or deferred as of March 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities in “Payables: Foreign capital gains tax”.

Expenses — Under the investment advisory agreement for each Fund, except for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Under the investment advisory agreement for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

Acquired fund fees and expenses (“AFFEs”) (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) are not operating expenses of the Funds and are not paid by WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% per annum of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Futures Contracts — The U.S. Multifactor Fund, U.S. SmallCap Quality Dividend Growth Fund and U.S. Value Fund each utilized equity futures contracts on a temporary basis during the fiscal year to obtain market exposure consistent with their investment objective during each Fund’s periodic portfolio rebalance. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency, equity, digital asset or U.S. Treasury security, collectively herein, “Reference Asset”) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified Reference Asset at a future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. A Fund may also cash settle upon the expiration date of a futures contract in which no physical delivery (or receipt) of the specified Reference Asset comprising the futures contract is made. Instead, settlement in cash would occur upon the expiration of the contract, with the cash settlement being the difference between the contract price and the actual price of the specified Reference Asset at the expiration date. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange clearing corporation.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or U.S. government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Cash deposited as

WisdomTree Trust	137

Notes to Financial Statements (continued)

initial margin, if any, is shown as “Deposits at broker for futures contracts” in the Statements of Assets and Liabilities, and U.S. government securities deposited, if any, are designated in the Schedule of Investments. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day or at other agreed-upon time periods depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts, variation margin payments may be made or received when the futures contract expires. Variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the unrealized net gain or loss is reclassified to realized gain or loss on futures. The Funds have adopted a derivatives risk management program pursuant to Rule 18f-4 under the 1940 Act to assess and manage the Funds’ derivatives risk. Rule 18f-4 limits the amount of derivatives a fund can enter into and replaces the asset segregation framework previously used by the Funds to comply with Section 18 of the 1940 Act.

As of March 31, 2024, there were no open futures contracts in the Funds.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following each Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. As compensation for lending its securities, each Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower (net of any fee rebates paid to the borrower). The lending agent receives a portion of the income earned by the Funds in connection with the lending program. The net securities lending income earned by the Funds is disclosed on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. In the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower if the value of the collateral received is insufficient to cover the market value of the securities loaned.

Master Netting Arrangements — Codification Topic 210 (“ASC 210”), Balance Sheet, requires disclosures generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASC 210 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASC 210 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

The Funds’ securities lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Funds and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower. However, in the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower if the value of the collateral received is insufficient to cover the market value of the securities loaned.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to the Lending Agreement or similar arrangements in the Statements of Assets and Liabilities. Therefore, all qualifying transactions, if any at March 31, 2024, are

138	WisdomTree Trust

Notes to Financial Statements (continued)

presented on a gross basis in the Statements of Assets and Liabilities. As of March 31, 2024, certain of the Funds had securities on loan and the value of the related collateral received by each of those Funds exceeded the value of the securities loaned by each of those Funds. The value of the securities loaned by each Fund is located in the Statements of Assets and Liabilities in “Investments in securities, at value” and also in the footnotes below the Schedules of Investments. In addition, a breakout of the total amount of cash and non-cash securities lending collateral received is located in the footnotes below the Schedules of Investments.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A portion of the Code, known as subchapter M (“Subchapter M”), addresses the ways by which investment companies and investment trusts may pass income through to shareholders in order to avoid double taxation. Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Accordingly, no provision for U.S. federal income taxes is required. In order to qualify for the special tax treatment accorded to RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with the requirements of the Code and the U.S. Treasury regulations (i.e., tax basis) which may differ to amounts determined under GAAP (i.e., book basis). These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Investments Corporation (“Mellon”) to provide sub-advisory services to the Funds, except for U.S. AI Enhanced Value Fund. Prior to January 7, 2022, sub-advisory services for the U.S. AI Enhanced Value Fund were provided by Mellon and thereafter Voya Investment Management Co., LLC (“Voya IM”). Mellon and Voya IM are compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee, accrued daily and paid monthly in arrears, of up to 0.0044% per annum of each Fund’s average daily net assets.

WisdomTree Trust	139

Notes to Financial Statements (continued)

WTAM expects to receive annual advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate
U.S. AI Enhanced Value Fund	0.38%
U.S. High Dividend Fund	0.38%
U.S. LargeCap Dividend Fund	0.28%
U.S. LargeCap Fund	0.08%
U.S. MidCap Dividend Fund	0.38%
U.S. MidCap Fund	0.38%
U.S. MidCap Quality Growth Fund[1]	0.38%
U.S. Multifactor Fund	0.28%
U.S. Quality Dividend Growth Fund	0.28%
U.S. Quality Growth Fund	0.28%
U.S. SmallCap Dividend Fund	0.38%
U.S. SmallCap Fund	0.38%
U.S. SmallCap Quality Dividend Growth Fund	0.38%
U.S. SmallCap Quality Growth Fund[1]	0.38%
U.S. Total Dividend Fund	0.28%
U.S. Value Fund	0.12%
[1]	Since the commencement of operations on January 25, 2024.

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Transactions in shares of affiliated ETFs for the fiscal year ended March 31, 2024, as applicable, are included in an “Investment in Affiliates” supplementary table in each applicable Fund’s Schedule of Investments. For these transactions, WTAM voluntarily waives a portion of its advisory fees, that it would otherwise charge, for each Fund’s investment in affiliated funds. The waivers may be reduced to offset the incremental costs related to these investments (e.g., fund accounting, safekeeping, transaction fees, etc.) that are paid by WTAM out of its advisory fee. The dollar amount of advisory fees waived during the period for the Funds, if any, are included in the Statements of Operations in “Expense waivers”.

During the fiscal year ended March 31, 2024, certain Funds engaged in purchase and sale transactions with funds that have a common investment adviser, WTAM. These interfund purchase and sale transactions were effected in accordance with Rule 17a-7 under the 1940 Act. For the fiscal year ended March 31, 2024, the cost of purchases, proceeds from sales and the net realized gain or loss recognized upon the disposal of securities resulting from interfund transactions are shown in the following table:

Fund	Purchases	Sales	Net Realized Gain/(Loss)
U.S. High Dividend Fund	$83,651,132	$28,920,750	$2,847,239
U.S. LargeCap Dividend Fund	85,356,369	82,394,885	(10,434,135)
U.S. LargeCap Fund	24,598,820	20,792,632	(2,417,067)
U.S. MidCap Dividend Fund	142,718,688	300,537,030	(54,073,636)
U.S. MidCap Fund	85,239,914	78,078,305	(12,992,204)
U.S. Quality Dividend Growth Fund	176,554,489	206,469,975	(8,756,796)
U.S. SmallCap Dividend Fund	216,757,816	163,688,117	3,940,400
U.S. SmallCap Fund	77,659,283	46,554,478	9,559,743
U.S. SmallCap Quality Dividend Growth Fund	69,700,593	30,817,565	(2,187,510)
U.S. Total Dividend Fund	24,580,163	28,563,530	(2,289,675)

140	WisdomTree Trust

Notes to Financial Statements (continued)

WTAM and/or WisdomTree (collectively herein, “WT”) may from time to time own shares of a Fund. As of and for the fiscal year ended March 31, 2024, WT held shares of and received distributions from the following Funds, which were purchased through an unaffiliated broker in ordinary brokerage transactions in the secondary market in which the Funds’ shares trade:

	At March 31, 2024		For the Fiscal Year Ended March 31, 2024

Fund	Fund Shares held by WT	Market Value of Fund Shares held by WT	Dividends and Distributions paid to WT on Fund Shares held by WT
U.S. High Dividend Fund	137	$11,872	$397
U.S. LargeCap Dividend Fund	—	—	17
U.S. LargeCap Fund	1,023	56,674	1,221
U.S. MidCap Dividend Fund	669	32,627	582
U.S. Multifactor Fund	1,143	53,212	670
U.S. Quality Dividend Growth Fund	1,101	83,885	1,192
U.S. Quality Growth Fund	701	28,811	—
U.S. SmallCap Dividend Fund	126	4,118	21
U.S. SmallCap Fund	242	12,129	158
U.S. SmallCap Quality Dividend Growth Fund	381	18,913	363
U.S. Total Dividend Fund	325	22,984	545
U.S. Value Fund	74	5,595	86

In connection with the organization of the U.S. MidCap Quality Growth Fund and U.S. SmallCap Quality Growth Fund, each a newly launched Fund, WTAM contributed $100 to each Fund in exchange for 4 shares of each Fund. Prior to March 31, 2024, WTAM redeemed the aforementioned shares as 4 shares of each Fund for proceeds of $99.

4. CAPITAL SHARE TRANSACTIONS

As of March 31, 2024, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof to an authorized participant (“AP”). Except when aggregated in creation units (“Creation Unit Aggregations”), shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of creation units of a Fund generally consists of the in-kind contribution of a basket of securities (“Deposit Securities”) and/or an amount of cash (“Cash Component”). Creation Unit Aggregations may be created in advance of receipt by a Fund of all or a portion of the applicable Deposit Securities from APs. In these circumstances, the initial deposit received from the AP will have a value greater than the NAV of the applicable Fund’s shares on the date the order is placed in proper form since, in addition to available Deposit Securities, U.S. cash must be deposited by the AP in an amount equal to the sum of (i) the Cash Component, plus (ii) generally between 102%-110%, as directed by the Trust or WTAM, which the Trust or WTAM may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities. The Fund will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received from the AP or purchased by the Fund. Amounts due to be returned to an AP as of March 31, 2024, if any, is shown in the Statements of Assets and Liabilities in “Payables: Deposit due to authorized participant”. APs purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

WisdomTree Trust	141

Notes to Financial Statements (continued)

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding short-term investments) for the fiscal year or period ended March 31, 2024 are shown in the following table. Realized gains and losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

			In-kind Capital Share Transactions

Fund	Purchases	Sales	Purchases	Sales
U.S. AI Enhanced Value Fund	$478,937,601	$478,541,375	$2,385,250	$58,699,954
U.S. High Dividend Fund	350,912,696	347,044,915	126,365,786	404,509,632
U.S. LargeCap Dividend Fund	552,813,717	554,552,738	471,985,970	505,504,034
U.S. LargeCap Fund	99,091,777	98,327,692	96,080,372	79,487,851
U.S. MidCap Dividend Fund	865,748,805	862,982,679	362,871,633	518,511,322
U.S. MidCap Fund	236,757,258	236,003,492	134,778,318	180,048,159
U.S. MidCap Quality Growth Fund[1]	1,257,617	11,716	2,634,694	—
U.S. Multifactor Fund	301,665,437	300,153,682	125,848,181	152,281,142
U.S. Quality Dividend Growth Fund	2,574,957,115	2,550,003,978	4,514,844,094	2,167,133,939
U.S. Quality Growth Fund	25,008,281	24,272,281	325,457,338	14,103,702
U.S. SmallCap Dividend Fund	613,152,922	608,912,579	217,471,030	325,907,926
U.S. SmallCap Fund	280,397,051	279,657,016	77,255,257	84,746,186
U.S. SmallCap Quality Dividend Growth Fund	137,820,191	137,717,375	129,150,653	60,566,716
U.S. SmallCap Quality Growth Fund[1]	1,257,708	12,160	—	—
U.S. Total Dividend Fund	167,367,402	166,691,762	108,285,805	140,777,117
U.S. Value Fund	113,441,214	113,375,363	141,605,109	62,730,750
[1]	For the period January 25, 2024 (commencement of operations) through March 31, 2024.

6. FEDERAL INCOME TAXES

At March 31, 2024, the cost of investments (including securities on loan) for Federal income tax purposes was as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
U.S. AI Enhanced Value Fund	$352,527,580	$32,114,274	$(6,807,885)	$25,306,389
U.S. High Dividend Fund	1,046,101,189	96,385,745	(44,795,660)	51,590,085
U.S. LargeCap Dividend Fund	2,957,380,509	1,084,487,874	(34,156,965)	1,050,330,909
U.S. LargeCap Fund	644,213,265	219,731,558	(14,069,005)	205,662,553
U.S. MidCap Dividend Fund	3,055,471,298	730,477,503	(124,590,338)	605,887,165
U.S. MidCap Fund	694,577,029	174,660,856	(34,896,646)	139,764,210
U.S. MidCap Quality Growth Fund	3,880,570	345,527	(40,984)	304,543
U.S. Multifactor Fund	251,762,485	41,500,635	(1,747,175)	39,753,460
U.S. Quality Dividend Growth Fund	10,288,041,573	2,520,110,989	(116,639,738)	2,403,471,251
U.S. Quality Growth Fund	316,299,205	35,604,754	(2,795,499)	32,809,255
U.S. SmallCap Dividend Fund	1,814,473,921	317,849,264	(134,437,125)	183,412,139
U.S. SmallCap Fund	616,810,793	96,392,685	(56,667,183)	39,725,502
U.S. SmallCap Quality Dividend Growth Fund	309,724,824	48,966,516	(11,265,734)	37,700,782
U.S. SmallCap Quality Growth Fund	1,246,195	112,269	(52,783)	59,486
U.S. Total Dividend Fund	908,919,282	330,448,477	(17,195,250)	313,253,227
U.S. Value Fund	240,588,897	39,019,709	(2,873,454)	36,146,255

142	WisdomTree Trust

Notes to Financial Statements (continued)

At March 31, 2024, the components of total distributable earnings (loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Losses	Net Unrealized Appreciation	Total Distributable Earnings (Loss)
U.S. AI Enhanced Value Fund	$139,994	$(126,770,009)	$25,306,389	$(101,323,626)
U.S. High Dividend Fund	2,552,192	(148,480,770)	51,590,085	(94,338,493)
U.S. LargeCap Dividend Fund	3,886,885	(295,914,932)	1,050,330,909	758,302,862
U.S. LargeCap Fund	206,041	(73,444,622)	205,662,553	132,423,972
U.S. MidCap Dividend Fund	2,643,366	(523,834,938)	605,887,165	84,695,593
U.S. MidCap Fund	126,268	(113,954,657)	139,764,210	25,935,821
U.S. MidCap Quality Growth Fund	3,452	(25)	304,543	307,970
U.S. Multifactor Fund	163,746	(35,359,373)	39,753,460	4,557,833
U.S. Quality Dividend Growth Fund	3,508,241	(538,174,776)	2,403,471,251	1,868,804,716
U.S. Quality Growth Fund	114,702	(118,490)	32,809,255	32,805,467
U.S. SmallCap Dividend Fund	2,898,429	(406,607,702)	183,412,139	(220,297,134)
U.S. SmallCap Fund	209,083	(80,014,271)	39,725,502	(40,079,686)
U.S. SmallCap Quality Dividend Growth Fund	126,473	(35,544,924)	37,700,782	2,282,331
U.S. SmallCap Quality Growth Fund	2,591	—	59,486	62,077
U.S. Total Dividend Fund	947,268	(119,622,022)	313,253,227	194,578,473
U.S. Value Fund	134,564	(15,104,407)	36,146,255	21,176,412

The tax character of distributions paid during the fiscal years or periods ended March 31, 2024 and March 31, 2023, was as follows:

	Year or Period Ended March 31, 2024		Year or Period Ended March 31, 2023

Fund	Distributions Paid from Ordinary Income*		Distributions Paid from Ordinary Income*
U.S. AI Enhanced Value Fund	$9,644,875		$9,454,072
U.S. High Dividend Fund	46,034,088		52,764,847
U.S. LargeCap Dividend Fund	87,184,000		94,641,498
U.S. LargeCap Fund	13,196,000		12,389,635
U.S. MidCap Dividend Fund	87,033,724		92,020,134
U.S. MidCap Fund	10,749,500		10,959,568
U.S. MidCap Quality Growth Fund	—	[1]	N/A
U.S. Multifactor Fund	3,764,250		3,948,786
U.S. Quality Dividend Growth Fund	186,113,500		154,296,995
U.S. Quality Growth Fund	123,000		—	[2]
U.S. SmallCap Dividend Fund	52,081,069		54,457,954
U.S. SmallCap Fund	8,097,830		8,368,109
U.S. SmallCap Quality Dividend Growth Fund	6,675,150		6,156,770
U.S. SmallCap Quality Growth Fund	—	[1]	N/A
U.S. Total Dividend Fund	27,138,000		30,260,035
U.S. Value Fund	3,370,724		2,373,350
*	Includes short-term capital gains, if any.

[1]	For the period January 25, 2024 (commencement of operations) through March 31, 2024.

[2]	For the period December 15, 2022 (commencement of operations) through March 31, 2023.

WisdomTree Trust	143

Notes to Financial Statements (continued)

At March 31, 2024, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains as indicated in the following table. The loss carryforward amounts do not have an expiration date and, therefore, can be carried forward indefinitely until utilized. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Capital Loss Available Total
U.S. AI Enhanced Value Fund	$48,126,260	$78,643,749	$126,770,009
U.S. High Dividend Fund	33,607,520	114,873,250	148,480,770
U.S. LargeCap Dividend Fund	49,559,183	246,355,749	295,914,932
U.S. LargeCap Fund	35,087,651	38,356,971	73,444,622
U.S. MidCap Dividend Fund	208,974,257	314,860,681	523,834,938
U.S. MidCap Fund	53,001,015	60,953,642	113,954,657
U.S. MidCap Quality Growth Fund	25	—	25
U.S. Multifactor Fund	32,644,163	2,715,210	35,359,373
U.S. Quality Dividend Growth Fund	257,671,152	280,503,624	538,174,776
U.S. Quality Growth Fund	118,307	183	118,490
U.S. SmallCap Dividend Fund	66,711,742	339,895,960	406,607,702
U.S. SmallCap Fund	27,080,638	52,933,633	80,014,271
U.S. SmallCap Quality Dividend Growth Fund	11,430,743	24,114,181	35,544,924
U.S. SmallCap Quality Growth Fund	—	—	—
U.S. Total Dividend Fund	37,261,017	82,361,005	119,622,022
U.S. Value Fund	6,368,325	8,736,082	15,104,407

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. At March 31, 2024, the Funds did not have any post-October capital losses or late year ordinary losses to defer.

During the fiscal year or period ended March 31, 2024, the amount of capital loss carryforwards used to offset realized gains are shown in the following table:

Fund	Utilized Capital Loss Carryforward
U.S. AI Enhanced Value Fund	$—
U.S. High Dividend Fund	—
U.S. LargeCap Dividend Fund	—
U.S. LargeCap Fund	—
U.S. MidCap Dividend Fund	—
U.S. MidCap Fund	—
U.S. MidCap Quality Growth Fund[1]	—
U.S. Multifactor Fund	—
U.S. Quality Dividend Growth Fund	—
U.S. Quality Growth Fund	—
U.S. SmallCap Dividend Fund	—
U.S. SmallCap Fund	2,600,683
U.S. SmallCap Quality Dividend Growth Fund	—
U.S. SmallCap Quality Growth Fund[1]	—
U.S. Total Dividend Fund	—
U.S. Value Fund	810,180
[1]	For the period January 25, 2024 (commencement of operations) through March 31, 2024.

144	WisdomTree Trust

Notes to Financial Statements (continued)

At March 31, 2024, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as shown in the following table. These differences are primarily due to redemptions-in-kind.

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
U.S. AI Enhanced Value Fund	$(2,883,748)	$2,883,748
U.S. High Dividend Fund	(26,192,405)	26,192,405
U.S. LargeCap Dividend Fund	(248,413,988)	248,413,988
U.S. LargeCap Fund	(29,655,576)	29,655,576
U.S. MidCap Dividend Fund	(173,177,509)	173,177,509
U.S. MidCap Fund	(58,015,232)	58,015,232
U.S. MidCap Quality Growth Fund	—	—
U.S. Multifactor Fund	(23,920,016)	23,920,016
U.S. Quality Dividend Growth Fund	(597,429,998)	597,429,998
U.S. Quality Growth Fund	(1,780,817)	1,780,817
U.S. SmallCap Dividend Fund	(98,574,550)	98,574,550
U.S. SmallCap Fund	(12,105,524)	12,105,524
U.S. SmallCap Quality Dividend Growth Fund	(17,395,155)	17,395,155
U.S. SmallCap Quality Growth Fund	—	—
U.S. Total Dividend Fund	(68,169,292)	68,169,292
U.S. Value Fund	(17,348,173)	17,348,173

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. As of and during the fiscal year or period ended March 31, 2024, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Specific to U.S. federal and state taxes, generally, each of the tax years in the four-year period ended March 31, 2024, remains subject to examination by taxing authorities.

7. SUBSEQUENT EVENTS

WTAM has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.

8. ADDITIONAL INFORMATION

Russia’s military invasion of Ukraine initiated in February 2022 and the economic and diplomatic responses by the United States and other countries have led to increased volatility and uncertainty in the financial markets and could continue to adversely affect regional and global economies for the foreseeable future. In response to Russia’s actions, the governments of the United States, the European Union, the United Kingdom, and many other countries collectively imposed heavy and broad-ranging economic sanctions on certain Russian individuals, corporate and banking entities, and other industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, as well as other popular Russian exports, such as diamonds, seafood and vodka. The European Union, the United Kingdom and other countries have also placed restrictions on certain oil, energy and luxury goods imports from Russia.

These sanctions, as well as other economic consequences related to the invasion, such as additional sanctions, boycotts, changes in consumer or purchaser preferences, or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities as well as securities of issuers in other countries that are subject to or otherwise adversely affected by economic sanctions related to Russia’s invasion of Ukraine, including Russian counter measures. To the extent a Fund has exposure to Russian investments or investments in countries affected by the invasion or the sanctions, the Fund’s ability to price, buy, sell, receive or deliver, or receive dividends and interest payments on such investments may be impaired. In certain circumstances, such as when there is no market for a security or other means of valuing or disposing of a security, a Fund may determine to value the affected security at zero. In addition, any exposure a Fund may have to counterparties in Russia or in

WisdomTree Trust	145

Notes to Financial Statements (concluded)

countries affected by the invasion could negatively affect the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions are impossible to predict, but could result in continued significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy. These and any related events could significantly and adversely affect a Fund’s performance and the value of an investment in the Fund, even in the absence of direct exposure to Russian issuers or issuers in other countries affected by the invasion.

* * * * * *

Financial markets around the world may experience extreme volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil resulting from major cybersecurity events, geopolitical events (including wars, such as Russia’s invasion of Ukraine, terror attacks, and disruptions to foreign economic and trade relationships), public health emergencies, such as the COVID-19 pandemic, measures to address budget deficits, downgrading of sovereign debt, and public sentiment, among other events. Resulting market volatility, dramatic changes to interest rates, and otherwise unfavorable economic conditions may negatively impact Fund performance or impair a Fund’s ability to achieve its investment objective.

In March 2023, the financial distress of certain financial institutions raised economic concerns over disruption in the U.S. banking system and regarding the solvency of certain financial services firms. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

In October 2023, Hamas terrorists infiltrated Israel’s southern border from the Gaza Strip and conducted a series of attacks on civilian and military targets. Hamas also launched extensive rocket attacks on the Israeli population and industrial centers located along Israel’s border with the Gaza Strip and in other areas within the State of Israel. Following the attack, Israel’s security cabinet declared war against Hamas, and a military campaign was initiated. These events may result in significant market disruptions and may adversely affect regional and global economies.

* * * * * *

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. On August 1, 2023, Fitch Ratings, Inc. downgraded its U.S. debt rating from the highest AAA rating to AA+, citing “a high and growing general government debt burden, and the erosion of governance relative to ‘AA’ and ‘AAA’ rated peers over the last two decades that has manifested in repeated debt limit standoffs and last-minute resolutions”. The impacts, if any, of the downgrade on financial markets are unknown at this time. The downgrade has potential market impacts, including but not limited to, steep stock market declines and rising bond yields.

146	WisdomTree Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of WisdomTree U.S. Al Enhanced Value Fund, WisdomTree U.S. High Dividend Fund, WisdomTree U.S. LargeCap Dividend Fund, WisdomTree U.S. LargeCap Fund, WisdomTree U.S. MidCap Dividend Fund, WisdomTree U.S. MidCap Fund, WisdomTree U.S. MidCap Quality Growth Fund, WisdomTree U.S. Multifactor Fund, WisdomTree U.S. Quality Dividend Growth Fund, WisdomTree U.S. Quality Growth Fund, WisdomTree U.S. SmallCap Dividend Fund, WisdomTree U.S. SmallCap Fund, WisdomTree U.S. SmallCap Quality Dividend Growth Fund, WisdomTree U.S. SmallCap Quality Growth Fund, WisdomTree U.S. Total Dividend Fund and WisdomTree U.S. Value Fund, and the Board of Trustees of WisdomTree Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of WisdomTree U.S. Al Enhanced Value Fund, WisdomTree U.S. High Dividend Fund, WisdomTree U.S. LargeCap Dividend Fund, WisdomTree U.S. LargeCap Fund, WisdomTree U.S. MidCap Dividend Fund, WisdomTree U.S. MidCap Fund, WisdomTree U.S. MidCap Quality Growth Fund, WisdomTree U.S. Multifactor Fund, WisdomTree U.S. Quality Dividend Growth Fund, WisdomTree U.S. Quality Growth Fund, WisdomTree U.S. SmallCap Dividend Fund, WisdomTree U.S. SmallCap Fund, WisdomTree U.S. SmallCap Quality Dividend Growth Fund, WisdomTree U.S. SmallCap Quality Growth Fund, WisdomTree U.S. Total Dividend Fund and WisdomTree U.S. Value Fund (collectively referred to as the “Funds”), (sixteen of the funds constituting WisdomTree Trust (the “Trust”)), including the schedules of investments, as of March 31, 2024, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (sixteen of the funds constituting WisdomTree Trust) at March 31, 2024, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the WisdomTree Trust	Statement of operations	Statements of changes in net assets	Financial highlights

WisdomTree U.S. Al Enhanced Value Fund

WisdomTree U.S. High Dividend Fund

WisdomTree U.S. LargeCap Dividend Fund

WisdomTree U.S. LargeCap Fund

WisdomTree U.S. MidCap Dividend Fund

WisdomTree U.S. MidCap Fund

WisdomTree U.S. Multifactor Fund

WisdomTree U.S. Quality Dividend Growth Fund

WisdomTree U.S. SmallCap Dividend Fund

WisdomTree U.S. SmallCap Fund

WisdomTree U.S. SmallCap Quality Dividend Growth Fund

WisdomTree U.S. Total Dividend Fund

WisdomTree U.S. Value Fund

	For the year ended March 31, 2024	For each of the two years in the period ended March 31, 2024	For each of the five years in the period ended March 31, 2024
WisdomTree U.S. Quality Growth Fund	For the year ended March 31, 2024	For the year ended March 31, 2024 and for the period December 15, 2022 (commencement of operations) through March 31, 2023
WisdomTree U.S. MidCap Quality Growth Fund WisdomTree U.S. SmallCap Quality Growth Fund	For the period January 25, 2024 (commencement of operations) through March 31, 2024

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities

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Report of Independent Registered Public Accounting Firm (concluded)

owned as of March 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more WisdomTree investment companies since 2006.

New York, New York

May 30, 2024

148	WisdomTree Trust

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

Consideration of the Approval of Investment Advisory and Sub-Advisory Agreements

WisdomTree U.S. MidCap Quality Growth Fund and WisdomTree U.S. SmallCap Quality Growth Fund

(each a “Fund,” and together the “Funds”)

At a meeting of the Board of Trustees (the “Board” or the “Trustees”) of the WisdomTree Trust (the “Trust”) held on December 11-12, 2023, the Trustees, including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), considered the approval of the investment advisory agreements (the “Advisory Agreement”), pursuant to which WisdomTree Asset Management, Inc. (“WTAM”) will provide the Funds with investment advisory services, and the Sub-Advisory Agreement (together with the Advisory Agreement, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Sub-Adviser”) will coordinate the investment and reinvestment of the assets of the WisdomTree U.S. MidCap Quality Growth Fund and WisdomTree U.S. SmallCap Quality Growth Fund.

In considering whether to approve the Agreements, the Trustees considered and discussed information and analysis provided by WTAM and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Trustees noted that representatives from WTAM presented preliminary information to the Trustees regarding each Fund’s proposed investment objective and principal investment strategies and risks at a meeting of the Trust’s Investment Committee, a committee of Independent Trustees, on September 14, 2023. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from WTAM representatives and the Sub-Adviser. In considering the approval of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services to be Provided to the Funds. The Board considered information provided to them at the meeting and in previous presentations throughout the year from WTAM representatives regarding the nature, extent, and quality of the services provided to the WisdomTree funds, recognizing WTAM’s and the Sub-Adviser’s operational capabilities and resources. It was noted that the Funds would be passively managed. The Board noted WTAM’s belief that shareholders will invest in the Funds on the strength of WTAM’s industry standing and reputation and with the expectation that WTAM will have a continuing role in providing advisory services to the Funds. The Board also noted the extensive responsibilities that WTAM will have as investment adviser to the Funds, including: the selection of, and supervisory responsibilities and activities over, the Sub-Adviser, including oversight of the Sub-Adviser’s adherence to each Fund’s investment strategy and restrictions, monitoring of the Sub-Adviser’s buying and selling of securities and derivatives transactions, review of the Sub-Adviser’s performance, review of proxies voted by the Sub-Adviser and oversight of, and the provision of consultation to, the Sub-Adviser with respect to the creation of custom creation or redemption baskets for authorized participants; oversight of the daily valuation of each Fund’s portfolio holdings; oversight of general Fund compliance with federal and state laws; and implementation of Board directives as they relate to the Funds. The Board also considered research support available to, and management capabilities of, each Fund’s management personnel and that WTAM will provide oversight of day-to-day Fund operations, including fund accounting, tax matters, administration, compliance and legal assistance in meeting disclosure and regulatory requirements.

Based on review of this information and the other factors considered at the meeting, the Board concluded that the nature, extent and quality of services to be provided by WTAM and the Sub-Adviser under the Advisory Agreement and Sub-Advisory Agreement, respectively, are adequate and appropriate and supported the Board’s approval of the Agreements.

Comparative Analysis of each Fund’s Performance, Advisory Fees and Fund Expenses. As the Funds have not yet commenced operations, the Board was not able to review each Fund’s performance. The Board discussed with WTAM representatives the portfolio management team and the investment strategies to be employed in the management of each Fund’s assets. The Board noted the reputation and experience of WTAM and the Sub-Adviser.

The Board considered the fees to be paid to WTAM by the Funds. The Board examined the fee to be paid by the Funds in light of fees paid to other investment advisers by comparable funds and the method of computing each Fund’s fee. The Board also considered the fee to be paid to the Sub-Adviser in relation to the fee to be paid to WTAM by the Funds and the respective services to be provided by the Sub-Adviser and WTAM. The Board also noted the Sub-Adviser’s fees will be paid by WTAM (out of its fee paid by the Fund) and not by the Funds. The Board considered the meaningful differences in the services that WTAM will provide to the Funds as compared to the Sub-Adviser, including that the role of the Sub-Adviser in making investment recommendations with respect to the passively managed Fund tracking an index is a rules-based function, with oversight by WTAM in seeking to ensure compliance with such rules. The Board also considered the entrepreneurial and expense risk to be borne by WTAM that is associated with each Fund’s unitary fee structure, which includes minimum fees (such as those to the Sub-Adviser), regardless of whether the asset size of the Funds grows to a sufficient size. Based on this review, the Board concluded that the fees to be paid to WTAM and the Sub-Adviser supported the Board’s approval of the Agreements.

WisdomTree Trust	149

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (concluded)

Analysis of Profitability and Economies of Scale. As the Funds have not yet commenced operations, WTAM representatives were not able to review the dollar amount of expenses allocated and profit received by WTAM, or any economies of scale. The Board considered potential benefits to WTAM and the Sub-Adviser from acting as investment adviser and sub-adviser, respectively. The Board also considered the uncertainty of the estimated asset levels and the renewal requirements for advisory agreements and their ability to review the advisory fees annually after the initial term of the Agreements. The Board determined that because the Funds have not yet commenced operations, economies of scale were not a factor, but, to the extent in the future it were determined that material economies of scale had not been shared with the Funds, the Board would seek to have those economies of scale shared with the Funds in connection with future renewals.

* * * * * *

In evaluating the Agreements, the Board considered the conclusions and determinations discussed above and also relied on its knowledge, gained through meetings and other interactions with WTAM and the Sub-Adviser, of other funds advised by WTAM and the Sub-Adviser. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve the Agreements.

150	WisdomTree Trust

Liquidity Risk Management Program (unaudited)

The Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 (the “Rule”) under the Investment Company Act of 1940, as amended. The Rule requires registered open-end funds, including exchange-traded funds such as the Funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The Rule is designed to mitigate the risk that a Fund could not meet redemption requests without significantly diluting the interest of remaining investors. The Board has appointed WisdomTree Asset Management, Inc., the investment advisor to the Funds, as the Program Administrator for each Fund’s Program.

The Rule requires the Funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-ended fund and whether the Fund has a relatively concentrated portfolio or large positions in particular issuers. The Funds must also assess their use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The Rule also requires the Funds to classify their investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid or illiquid based on the number of days a Fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a Fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value of the investment. A Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a Fund permits redemptions in-kind, the Rule requires the Fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the Rule’s requirements, the Program has been reviewed and approved by the Fund’s Board. Furthermore, the Board has received a written report prepared by the Program Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program. The Program Administrator has monitored the Fund’s liquidity risk and the liquidity classifications of the securities held by the Fund and has determined that the Program is operating effectively.

During the period from January 1, 2023 to December 31, 2023, there were no material changes to the Program and no material liquidity events that impacted the Funds. During the period, the Funds held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable Fund redemption forecasts and foreseeable stressed Fund redemption forecasts, the Program Administrator believes that the Funds maintain sufficient highly liquid assets to meet Fund redemptions.

WisdomTree Trust	151

Trustees and Officers Information (unaudited)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee
Trustees Who Are Interested Persons of the Trust

Jonathan Steinberg (1964)	Trustee, 2005- present; President, 2005-present	Chief Executive Officer of WisdomTree and WisdomTree Asset Management since 2005; President of WisdomTree and WisdomTree Asset Management from 2012 to 2019.	77	Director, WisdomTree and WisdomTree Asset Management.
Trustees Who Are Not Interested Persons of the Trust

David G. Chrencik[1] (1948)	Trustee, 2014-present	Chief Financial Officer of Sarus Indochina Select LP (a hedge fund) from 2012 to 2022.	77	None

Phillip Goff[2] (1963)	Trustee, 2024-present	Private Investor from 2017 to present; Trustee of RBC Funds Trust from 2020 to 2024; Senior Vice President/ Corporate Controller and Funds Treasurer at TIAA from 2006 to 2017.	77	None

Joel Goldberg[3,4] (1945)	Trustee, 2012-present	Attorney, Partner at Stroock & Stroock & Lavan LLP from 2010 to 2018; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	77	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro[4] (1955)	Trustee, 2006-present	Regents Professor of Law Emerita since 2024; Executive Director of the Agnese Nelms Haury Program since 2021; Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) from 2009 to 2024 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents Professor since 2006; Milton O. Riepe Chair in Constitutional Law from 1997 to 2022; Professor at the Rogers College of Law from 1990 to 2024.	77	None

Melinda A. Raso Kirstein[5] (1955)	Trustee, 2014-present	Retired since 2004; Vice President, Senior Portfolio Manager, Fixed Income Management, and Director of Tax Exempt Fund Management at Merrill Lynch Investment Management from 1982 to 2004.	77	Associate Alumnae of Douglass College, Chair of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006-present; Chairman of the Board, 2006-present	Private Investor from 2005 to present; President and Chief Executive Officer at William D. Witter, Inc. from 2005 to 2006; Chairman of MONY Securities Corporation, and Chairman, President and Chief Executive Officer at Enterprise Capital Management from 1999 to 2004.	77	None

152	WisdomTree Trust

Trustees and Officers Information (unaudited) (concluded)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee
Officers of the Trust

Jonathan Steinberg (1964)	President, 2005- present; Trustee, 2005-present	Chief Executive Officer of WisdomTree and WisdomTree Asset Management since 2005; President of WisdomTree and WisdomTree Asset Management from 2012 to 2019.	77	See Interested Trustees Table Above.

David Castano* (1971)	Treasurer, 2013-present	Head of Fund Accounting & Administration at WisdomTree Asset Management since 2020; Director of Fund Accounting & Administration at WisdomTree Asset Management from 2011 to 2020.	77	None

Terry Jane Feld* (1960)	Chief Compliance Officer, 2012-present	Head of U.S. Compliance at WisdomTree Asset Management since 2022; Chief Compliance Officer at WisdomTree Asset Management since 2012.	77	None

Joanne Antico* (1975)	Chief Legal Officer and Secretary, 2021-present	General Counsel at WisdomTree Asset Management since 2021; Assistant General Counsel at WisdomTree Asset Management from 2016 to 2021; Executive Director and Assistant Secretary at Morgan Stanley Investment Management Inc. from 2005 to 2016.	77	None

Clint Martin* (1977)	Assistant Treasurer, 2015-present	Director of Fund Accounting & Administration at WisdomTree Asset Management since 2020; Fund Manager, Fund Accounting & Administration at WisdomTree Asset Management from 2012 to 2020.	77	None

Angela Borreggine* (1964)	Assistant Secretary, 2022-present	Assistant General Counsel at WisdomTree Asset Management since 2022; Vice President and Senior Counsel at Virtus Investment Partners from 2021 to 2022; Secretary and Chief Legal Officer at Allianz Global Investors family of funds from 2016 to 2021 and of The Korea Fund, Inc. from 2016 to 2020; Director, Senior Counsel at Allianz Global Investors from 2007 to 2021.	77	None

TJ Darnowski* (1984)	Assistant Secretary, 2021-present	Senior Investment Management Paralegal at WisdomTree Asset Management since 2021; Senior Legal Administrator at Ultimus Fund Solutions from 2019 to 2021; Assistant Vice President at State Street Bank & Trust Company from 2010 to 2019.	77	None

Sherry Scarvey* (1967)	Assistant Secretary, 2023-present	Senior Investment Management Paralegal at WisdomTree Asset Management since 2023; Senior Legal Analyst at Eagle Point Credit Management, LLC from 2021 to 2023; Senior Legal Analyst at Jennison & Associates LLC from 2019 to 2021; Senior Legal Specialist at Legg Mason & Co. LLC from 2005 to 2019.	77	None

+	As of March 31, 2024.

[1]	Chair of the Audit Committee.

[2]	Appointed to the Board on February 27, 2024.

[3]	Chair of the Contracts Review Committee.

[4]	Co-Chair of the Governance, Nominating and Compliance Committee.

[5]	Chair of the Investment Committee.

*	Elected by and serves at the pleasure of the Board.

WisdomTree Trust	153

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year or period ended March 31, 2024, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2025.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year or period ended March 31, 2024, the following represents the maximum amount of ordinary income distributions that may be considered qualified dividend income:

Fund	Qualified Dividend Income
U.S. AI Enhanced Value Fund	$9,644,875
U.S. High Dividend Fund	46,034,088
U.S. LargeCap Dividend Fund	87,184,000
U.S. LargeCap Fund	13,196,000
U.S. MidCap Dividend Fund	87,033,724
U.S. MidCap Fund	10,749,500
U.S. MidCap Quality Growth Fund[1]	—
U.S. Multifactor Fund	3,764,250
U.S. Quality Dividend Growth Fund	186,113,500
U.S. Quality Growth Fund	123,000
U.S. SmallCap Dividend Fund	52,081,069
U.S. SmallCap Fund	8,097,830
U.S. SmallCap Quality Dividend Growth Fund	6,675,150
U.S. SmallCap Quality Growth Fund[1]	—
U.S. Total Dividend Fund	27,138,000
U.S. Value Fund	3,370,724
[1]	For the period January 25, 2024 (commencement of operations) through March 31, 2024.

The following represents the percentage of dividends paid during the fiscal year or period ended March 31, 2024, that qualify for the 70% dividends received deduction for corporate shareholders:

Fund	Dividends-Received Deduction
U.S. AI Enhanced Value Fund	97.98%
U.S. High Dividend Fund	100.00%
U.S. LargeCap Dividend Fund	100.00%
U.S. LargeCap Fund	100.00%
U.S. MidCap Dividend Fund	100.00%
U.S. MidCap Fund	100.00%
U.S. MidCap Quality Growth Fund[1]	—
U.S. Multifactor Fund	100.00%
U.S. Quality Dividend Growth Fund	100.00%
U.S. Quality Growth Fund	100.00%
U.S. SmallCap Dividend Fund	100.00%
U.S. SmallCap Fund	100.00%
U.S. SmallCap Quality Dividend Growth Fund	100.00%
U.S. SmallCap Quality Growth Fund[1]	—
U.S. Total Dividend Fund	100.00%
U.S. Value Fund	100.00%
[1]	For the period January 25, 2024 (commencement of operations) through March 31, 2024.

154	WisdomTree Trust

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent 12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). Copies of the filings may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com/investments.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com/investments.

WisdomTree Trust	155

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree, Inc., its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

There are risks associated with investing, including possible loss of principal. Funds focusing their investments on certain sectors and/or smaller companies increase their vulnerability to any single economic or regulatory development. This may result in greater share price volatility. Dividends are not guaranteed, and a company currently paying dividends may cease paying dividends at any time. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Indexes are unmanaged and you cannot invest directly in an index.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only by Authorized Participants in large creation unit sizes of shares.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

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WGM-517666

WisdomTree Trust

Annual Report

March 31, 2024

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

WisdomTree Europe SmallCap Dividend Fund (DFE)

WisdomTree International AI Enhanced Value Fund (AIVI)

WisdomTree International Equity Fund (DWM)

WisdomTree International High Dividend Fund (DTH)

WisdomTree International LargeCap Dividend Fund (DOL)

WisdomTree International MidCap Dividend Fund (DIM)

WisdomTree International Multifactor Fund (DWMF)

WisdomTree International Quality Dividend Growth Fund (IQDG)

WisdomTree International SmallCap Dividend Fund (DLS)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

“WisdomTree” is a registered mark of WisdomTree, Inc. and is licensed for use by the WisdomTree Trust.

Market Environment Overview

(unaudited)

Developed international equity markets, as measured by the MSCI EAFE Index, returned 15.32% in U.S. dollar (“USD”) terms during the 12-month fiscal period ending March 31, 2024 (the “period”).

Most developed market currencies modestly weakened versus the USD during the period, as higher interest rates in the U.S. relative to the rest of developed world lent support to the USD at the expense of other currencies. The euro slightly weakened against the USD during the period by -0.45%, while the Australian dollar, New Zealand dollar and Norwegian krone suffered a bit more, falling between 2.45-4.44% apiece. The most pronounced decline was in the Japanese yen (“JPY”), which remains suppressed by the Bank of Japan’s commitment to accommodative monetary policy in an effort to stimulate economic growth. Low interest rates in Japan caused the JPY to weaken by more than 12% versus the USD. The two currency exceptions that strengthened versus the USD were the British pound sterling (“GBP”) and Swiss franc (“CHF”), which appreciated by 2.32% and 1.54%, respectively. The GBP’s movement was the result of relatively aggressive interest rate hikes by the Bank of England, while the CHF likely benefited from its status as a global safe-haven currency.

Similar to the rest of the world, developed international equity markets continued to combat high inflation for most of the period. Most central banks continued to raise interest rates and then pause their policy activity to assess the effects of tighter monetary policy on the economy. Markets fluctuated during the first seven months of the period (April through October 2023) before ultimately delivering the entirety of their gains in the latter five months. Investors propelled markets higher as economic data releases continued to show progress in combating inflation without adversely affecting the labor markets. As it became clear that a “soft economic landing” could be attained, equity markets rallied.

During the first quarter of the period, from April to June 2023, the MSCI EAFE Index returned 2.95% in USD terms. As the most influential central bank in the developed international universe, the European Central Bank (“ECB”) steadily raised its benchmark refinancing rate in 25 basis point increments, beginning the period at 3.5% and ending it at 4%. The policy tightening continued despite initial declines in European Monetary Union Index of Consumer Price inflation, which fell from about 7% to 5.5% year-over-year during the period. Inflation readings simply remained too high for investors to believe that the rate hike campaign could be ended early, and markets fluctuated before ending the quarter in slightly positive territory. Economic growth was flat during the quarter, only growing by 0.2% compared to the prior quarter. Currency performance was mixed during these three months with only the JPY making outsized moves versus the USD, weakening by about 8%. Earnings for the MSCI EAFE Index grew 18% during the quarter.

The second quarter of the period, July to September 2023, was poor for developed equity markets, as the MSCI EAFE Index fell over 4% in USD terms. As the largest equity region within the developed international equity universe, real Gross Domestic Product (“GDP”) in Europe fell 0.1% quarter-over-quarter despite continued disinflation, from 5.5% to 4.3% year-over-year. The ECB continued to raise rates in two 25 basis point increments, ending the quarter at 4.5%. This contributed to relatively poor sentiment in the region and prompted a slight equity market selloff. Virtually all the European currencies, plus the others in the developed market universe within the G10, weakened versus the USD by about 2% to 4%. Earnings growth exacerbated the declines in equity markets, falling nearly 19% during the three-month period.

Markets finally rebounded during the third quarter of the period, October to December 2023, as the MSCI EAFE Index rallied 10.42% in USD terms. Every G10 currency strengthened significantly versus the USD during this quarter, as U.S. investors began to anticipate a pivot to rate cuts in 2024. This put new pressure on the USD and bolstered the developed international currencies that had been relatively weak for most of the year. The ECB finally paused its rate hike campaign during the quarter to assess the economic impact of its policy activity. It opted to hold rates at 4.5%, which is where they

WisdomTree Trust	1

Market Environment Overview

(unaudited) (concluded)

remain as of the date of this report. Inflation fell to under 3% year-over-year, which provided investors with renewed optimism. Despite the positive signs in the inflation battle, the economy stalled during the quarter with real GDP registering 0% growth quarter-over-quarter. Markets mostly shrugged off a slight decline in company profits during the quarter, with the MSCI EAFE Index registering a 1.7% decline in earnings.

Optimism from the end of 2023 continued into the first quarter of 2024, the final quarter of the period. Disinflation continued in Europe, falling slightly from 2.9% down to 2.4% through March, as the ECB maintained its pause on rate hikes. At 4.5%, rates have not been this high since mid-2001. Markets began to believe the end of the fight against inflation was in sight, and the MSCI EAFE Index returned 5.78% in USD terms. Despite a rebound in developed market currencies in the prior quarter, they resumed their decline against the USD during these three months as investors began to believe that international central banks would have to cut rates more quickly and in greater magnitude than the Federal Reserve in the U.S. This assumed policy rate gap once again weighed on international currencies and supported USD strength. As of the date of this report, GDP growth for the Eurozone is not yet available.

Entering the new period, developed equity markets remain fixated on the future path of monetary policy. Much like in the U.S., each country or region’s individual economic data releases will have significant implications for the direction of equity markets based on their immediate impact to policy rate setting. They may likely require both rate cuts and stronger economic growth than what has been observed in the last 12 months to generate prolonged growth in the equity market.

Each WisdomTree Fund’s performance as set forth in “Management’s Discussion of Funds’ Performance” in the pages that follow should also be viewed in light of the foregoing market performance.

2	WisdomTree Trust

Information about Performance and Shareholder Expense Examples (unaudited)

Performance

The performance tables on the following pages are provided for comparative purposes and represent the period noted. Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the midpoint of the bid and ask price for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange traded funds (“ETFs”), NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Fund shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Fund NAV returns are calculated using a Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid and ask price as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance information visit www.wisdomtree.com/investments.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and an index is not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results.

Shareholder Expense Examples

Each Fund’s performance table is accompanied by a shareholder expense example. As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024. Except where noted, expenses are calculated using each Fund’s annualized expense ratio (after the effect of contractual or voluntary fee waivers, if any), multiplied by the average account value for the period, multiplied by 183/366 (to reflect the one-half year period). The annualized expense ratio does not include acquired fund fees and expenses (“AFFEs”), which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies.

Actual expenses

The first line in the shareholder expense example table shown on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line in the shareholder expense example table shown on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

WisdomTree Trust	3

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

Sector Breakdown†

Sector	% of Net Assets
Industrials	21.2%
Health Care	18.3%
Consumer Discretionary	18.0%
Consumer Staples	17.4%
Materials	5.8%
Communication Services	5.7%
Information Technology	5.4%
Financials	4.9%
Utilities	2.0%
Energy	0.4%
Real Estate	0.1%
Other Assets less Liabilities‡	0.8%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
LVMH Moet Hennessy Louis Vuitton SE	5.8%
Nestle SA, Registered Shares	4.2%
Industria de Diseno Textil SA	4.1%
Novartis AG, Registered Shares	3.3%
Unilever PLC	3.1%
Roche Holding AG, Bearer Shares	3.0%
Deutsche Telekom AG, Registered Shares	2.9%
ASML Holding NV	2.9%
L’Oreal SA	2.5%
Sanofi SA	2.4%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Europe Quality Dividend Growth Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Europe Quality Dividend Growth Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying companies with growth characteristics in the European equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 10.22% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). Positions in the Materials and Utilities sectors had the strongest, albeit modest, performance impacts due to stock selection in the former and allocation effects in the latter. Consumer Staples, Industrials, and Financials sectors detracted from Fund performance. Industrials were negatively affected by poor stock selection, while Consumer Staples suffered from negative allocation effects. Financials suffered roughly equally from both effects. Within Europe, Spain had the only notable performance impact due to positive stock selection. France and Sweden had the most negative performance impacts due to negative stock selection in each. Within return-on-equity quintiles, each one, except the fifth, had a negative performance impact attributable to poor stock selection. The fifth quintile, however, was the lone group with positive stock selection that resulted in a positive performance effect in aggregate.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[1]	Expenses Paid During the Period[1]
Actual	$1,000.00	$1,141.90	0.59%	$3.16
Hypothetical (5% return before expenses)	$1,000.00	$1,022.05	0.59%	$2.98
[1]

Included in the expense ratio are “Other fees” described in Note 6 which are not annualized. Without these expenses, the expense ratio would have been 0.58% and the actual and hypothetical expenses paid during the period would have been $3.11 and $2.93, respectively.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	10.22%	4.09%	8.08%	5.06%
Fund Market Price Returns	10.56%	4.22%	8.20%	5.05%
WisdomTree Europe Quality Dividend Growth Index	10.56%	4.51%	8.54%	5.54%
MSCI Europe Index	14.11%	6.19%	7.96%	4.22%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 7, 2014.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree Europe SmallCap Dividend Fund (DFE)

Sector Breakdown†

Sector	% of Net Assets
Industrials	29.6%
Consumer Discretionary	12.7%
Financials	12.0%
Information Technology	8.7%
Materials	8.2%
Real Estate	6.7%
Energy	5.5%
Consumer Staples	4.9%
Communication Services	4.6%
Health Care	3.3%
Utilities	1.9%
Investment Company	0.3%
Other Assets less Liabilities‡	1.6%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Saras SpA	2.3%
4imprint Group PLC	1.6%
Outokumpu OYJ	1.4%
Bank of Georgia Group PLC	1.4%
Redrow PLC	1.3%
D/S Norden AS	1.2%
Sacyr SA	1.1%
OC Oerlikon Corp. AG, Registered Shares	1.1%
Peab AB, Class B	1.0%
Anima Holding SpA	1.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Europe SmallCap Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Europe SmallCap Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying small-cap companies in the European equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 7.40% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). Positions in the Information Technology and Consumer Discretionary sectors contributed positively to performance for the Fund due to a mix of allocation and stock selection effects. Financials sector was the main detractor primarily due to poor stock selection. France and Belgium were positive country contributors during the period due to allocation effects in each, with an additional boost from positive stock selection in France. Positions in Italy and the Netherlands weighed on performance due to a mix of allocation and stock selection effects in both. Within dividend yield quintiles, the fourth quintile (representing the second-lowest-yielding quintile) performed positively due to positive stock selection. The top three quintiles, representing the highest-yielding stocks, all weighed on Fund performance, primarily due to negative stock selection in each.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio[1]	Expenses Paid During the Period[1]
Actual	$1,000.00	$1,144.00	0.61%	$3.27
Hypothetical (5% return before expenses)	$1,000.00	$1,021.95	0.61%	$3.08
[1]

Included in the expense ratio are “Other fees” described in Note 6 which are not annualized. Without these expenses, the expense ratio would have been 0.58% and the actual and hypothetical expenses paid during the period would have been $3.11 and $2.93, respectively.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	7.40%	-0.52%	4.67%	3.36%
Fund Market Price Returns	7.38%	-0.48%	4.70%	3.34%
WisdomTree Europe SmallCap Dividend Index	7.55%	-0.45%	5.01%	3.86%
MSCI Europe Small Cap Index	9.54%	-2.10%	5.33%	4.20%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	5

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree International AI Enhanced Value Fund (AIVI)

Sector Breakdown†

Sector	% of Net Assets
Financials	29.3%
Industrials	18.4%
Materials	10.0%
Consumer Staples	9.8%
Real Estate	7.2%
Health Care	6.7%
Energy	6.7%
Utilities	5.1%
Consumer Discretionary	3.4%
Communication Services	1.6%
Investment Company	0.6%
Other Assets less Liabilities‡	1.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Shell PLC	3.5%
Zurich Insurance Group AG	3.1%
Swiss Re AG	3.1%
Vinci SA	3.0%
Groupe Bruxelles Lambert NV	2.9%
Takeda Pharmaceutical Co. Ltd.	2.8%
AXA SA	2.4%
Enagas SA	2.4%
Aviva PLC	2.3%
Eiffage SA	2.3%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International AI Enhanced Value Fund (the “Fund”) seeks income and capital appreciation by investing primarily in equity securities selected from a universe of developed market equities, excluding the United States and Canada, that exhibit value characteristics based on the selection results of a proprietary, quantitative artificial intelligence (AI) model developed by Voya Investment Management Co., LLC., the Fund’s sub-adviser. Prior to January 18, 2022, Fund performance reflects the investment objective of the Fund when it was the WisdomTree International Dividend ex-Financials Fund and tracked the price and yield performance, before fees and expenses, of the WisdomTree International Dividend ex-Financials Index (the “Former Index”). In seeking to track the Former Index, the Fund invested in high-dividend-yielding companies in the developed world excluding the U.S. and Canada, and excluding the Financials sector.

The Fund returned 10.93% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). The Fund benefited from positions in the Consumer Discretionary, Communication Services, and Health Care sectors due to strong stock selection in the former two and positive stock selection in the latter. Industrials and Financials sectors weighed on performance due to negative stock selection effects in each. France and Switzerland were the best country contributors due to positive stock selection, while the Netherlands, Spain and Japan all hampered performance due to poor stock selection effects. Across price-to-earnings quintiles, each negatively affected performance except for the third. The four detractors were due to poor stock selection while the success in the third quintile was the result of strong stock selection.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[1]	Expenses Paid During the Period[1]
Actual	$1,000.00	$1,103.80	0.59%	$3.10
Hypothetical (5% return before expenses)	$1,000.00	$1,022.05	0.59%	$2.98
[1]

Included in the expense ratio are “Other fees” described in Note 6 which are not annualized. Without these expenses, the expense ratio would have been 0.58% and the actual and hypothetical expenses paid during the period would have been $3.05 and $2.93, respectively.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns[1]	10.93%	3.90%	4.71%	2.52%
Fund Market Price Returns[1]	10.71%	3.81%	4.66%	2.52%
MSCI EAFE Value Index	17.32%	6.59%	6.39%	3.49%
[1]

The Fund’s investment objective changed effective January 18, 2022. Prior to January 18, 2022, the Fund’s investment objective sought to track the price and yield performance, before fees and expenses, of the WisdomTree International Dividend ex-Financials Index.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree International Equity Fund (DWM)

Sector Breakdown†

Sector	% of Net Assets
Financials	25.7%
Industrials	15.4%
Consumer Discretionary	12.8%
Consumer Staples	8.8%
Health Care	8.0%
Energy	5.8%
Materials	5.7%
Communication Services	5.4%
Utilities	5.1%
Information Technology	3.6%
Real Estate	2.7%
Other Assets less Liabilities‡	1.0%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
HSBC Holdings PLC	1.6%
Nestle SA, Registered Shares	1.5%
Novartis AG, Registered Shares	1.5%
TotalEnergies SE	1.5%
Stellantis NV	1.3%
Toyota Motor Corp.	1.2%
Bayerische Motoren Werke AG	1.2%
Allianz SE, Registered Shares	1.1%
Industria de Diseno Textil SA	1.1%
LVMH Moet Hennessy Louis Vuitton SE	1.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International Equity Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying companies in the developed world excluding the U.S. and Canada. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 14.83% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). The Fund benefited from exposures to Consumer Discretionary, Financials, and Consumer Staples due to a mix of positive stock selection and allocation effects within these sectors. Industrials and Information Technology sectors lagged, primarily due to poor stock selection in the former and negative allocation effects in the latter. From a country perspective, Japan contributed to the Fund’s performance due to positive stock selection. Germany and the Netherlands detracted due to negative allocation effects. Across dividend yield quintiles, the top four detracted with most of the negative impact from the group coming from poor stock selection. The fifth quintile, representing the lowest-yielding stocks, contributed positively due to allocation effects.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[1]	Expenses Paid During the Period[1]
Actual	$1,000.00	$1,144.00	0.49%	$2.63
Hypothetical (5% return before expenses)	$1,000.00	$1,022.55	0.49%	$2.48
[1]

Included in the expense ratio are “Other fees” described in Note 6 which are not annualized. Without these expenses, the expense ratio would have been 0.48% and the actual and hypothetical expenses paid during the period would have been $2.57 and $2.43, respectively.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	14.83%	5.75%	5.63%	3.76%
Fund Market Price Returns	14.70%	5.70%	5.57%	3.72%
WisdomTree International Equity Index	14.88%	5.97%	5.86%	3.99%
MSCI EAFE Index	15.32%	4.78%	7.33%	4.80%
MSCI EAFE Value Index	17.32%	6.59%	6.39%	3.49%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	7

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree International High Dividend Fund (DTH)

Sector Breakdown†

Sector	% of Net Assets
Financials	26.5%
Utilities	11.8%
Consumer Discretionary	11.7%
Energy	10.8%
Industrials	10.0%
Communication Services	7.5%
Materials	7.1%
Consumer Staples	6.0%
Real Estate	4.0%
Health Care	2.9%
Information Technology	0.6%
Other Assets less Liabilities‡	1.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
TotalEnergies SE	3.7%
Stellantis NV	3.2%
Bayerische Motoren Werke AG	3.0%
Mercedes-Benz Group AG	2.4%
British American Tobacco PLC	2.2%
HSBC Holdings PLC	2.1%
Enel SpA	2.1%
Iberdrola SA	1.8%
GSK PLC	1.6%
Rio Tinto PLC	1.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International High Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International High Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in high-dividend-yielding companies in the developed world excluding the U.S. and Canada. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 11.45% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). Positions in the Consumer Staples and Financials sectors were additive due to a mix of strong allocation and selection effects in the former and mostly allocation impacts in the latter. Industrials and Utilities sectors lagged due to poor stock selection in the former and negative allocation effects in the latter. Information Technology sector was also a headwind due to a poor mix of both effects. Switzerland and France were positive contributors from a country standpoint largely due to strong stock selection. Japan and Germany weighed on performance due to negative allocation effects in the former and negative stock selection in the latter. The United Kingdom was also a headwind due to negative allocation and stock selection. Across dividend yield quintiles, the top four detracted with most of the negative impact from the group coming from both poor stock selection and allocation effects. The fifth quintile, representing the lowest-yielding stocks, positively contributed due to allocation effects.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio[1]	Expenses Paid During the Period[1]
Actual	$1,000.00	$1,108.30	0.59%	$3.11
Hypothetical (5% return before expenses)	$1,000.00	$1,022.05	0.59%	$2.98
[1]

Included in the expense ratio are “Other fees” described in Note 6 which are not annualized. Without these expenses, the expense ratio would have been 0.58% and the actual and hypothetical expenses paid during the period would have been $3.06 and $2.93, respectively.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	11.45%	5.92%	4.78%	2.74%
Fund Market Price Returns	11.18%	5.84%	4.75%	2.73%
WisdomTree International High Dividend Index	11.71%	6.20%	5.10%	3.05%
MSCI EAFE Value Index	17.32%	6.59%	6.39%	3.49%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

8	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree International LargeCap Dividend Fund (DOL)

Sector Breakdown†

Sector	% of Net Assets
Financials	25.7%
Consumer Discretionary	14.0%
Industrials	13.1%
Consumer Staples	10.3%
Health Care	10.0%
Energy	6.6%
Communication Services	5.7%
Utilities	5.3%
Materials	4.3%
Information Technology	3.1%
Real Estate	0.9%
Other Assets less Liabilities‡	1.0%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Nestle SA, Registered Shares	2.1%
Novartis AG, Registered Shares	2.1%
TotalEnergies SE	2.0%
HSBC Holdings PLC	2.0%
Stellantis NV	1.8%
Toyota Motor Corp.	1.7%
Bayerische Motoren Werke AG	1.6%
Industria de Diseno Textil SA	1.4%
LVMH Moet Hennessy Louis Vuitton SE	1.4%
Roche Holding AG, Bearer Shares	1.4%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International LargeCap Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International LargeCap Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying large-cap companies in the developed world excluding the U.S. and Canada. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 15.35% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). The Fund benefited from exposures to the Consumer Discretionary and Financials sectors due to stock selection in the former and allocation effects in the latter. Industrials sector lagged due to a poor mix of both effects, while Information Technology sector also detracted from performance due to negative allocation effects. Within countries, Japan was the lone, notable positive contributor due to strong stock selection effects. Conversely, Germany was the sole, notable negative contributor due to poor stock selection effects. Across dividend yield quintiles, the top four detracted with the majority of negative impact from the group coming from poor stock selection. The fifth quintile, representing the lowest-yielding stocks, contributed positively due to a combination of allocation and stock selection impacts.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio[1]	Expenses Paid During the Period[1]
Actual	$1,000.00	$1,145.20	0.49%	$2.63
Hypothetical (5% return before expenses)	$1,000.00	$1,022.55	0.49%	$2.48
[1]

Included in the expense ratio are “Other fees” described in Note 6 which are not annualized. Without these expenses, the expense ratio would have been 0.48% and the actual and hypothetical expenses paid during the period would have been $2.57 and $2.43, respectively.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	15.35%	7.34%	6.21%	3.75%
Fund Market Price Returns	14.95%	7.28%	6.17%	3.71%
WisdomTree International LargeCap Dividend Index	15.30%	7.47%	6.39%	3.96%
MSCI EAFE Index	15.32%	4.78%	7.33%	4.80%
MSCI EAFE Value Index	17.32%	6.59%	6.39%	3.49%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	9

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree International MidCap Dividend Fund (DIM)

Sector Breakdown†

Sector	% of Net Assets
Industrials	22.0%
Financials	19.9%
Consumer Discretionary	10.8%
Materials	10.0%
Real Estate	8.8%
Utilities	5.9%
Consumer Staples	5.5%
Information Technology	4.6%
Communication Services	4.5%
Energy	4.1%
Health Care	3.2%
Other Assets less Liabilities‡	0.7%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Amundi SA	0.8%
Koninklijke KPN NV	0.7%
Coles Group Ltd.	0.7%
Mediobanca Banca di Credito Finanziario SpA	0.6%
Power Assets Holdings Ltd.	0.6%
Bank Hapoalim BM	0.6%
Hong Kong & China Gas Co. Ltd.	0.6%
Var Energi ASA	0.6%
Julius Baer Group Ltd.	0.6%
Bouygues SA	0.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International MidCap Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International MidCap Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying mid-cap companies in the developed world excluding the U.S. and Canada. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 12.80% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). The Fund benefited from positions in the Consumer Discretionary, Financials and Health Care sectors, primarily due to strong stock selection in the former two and positive allocation effects in the latter. Information Technology and Materials sectors were the two main laggards, due to negative stock selection in Materials and a roughly equal blend of poor stock selection and allocation effects in Information Technology. From a country perspective, Japan, Germany and Italy were all additive due to strong stock selection in each. The United Kingdom, Israel, and the Netherlands lagged due to negative stock selection. Within dividend yield quintiles, all five contributed positively during the period due to strong stock selection in quintiles two through four, and allocation effects in quintiles one and five.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[1]	Expenses Paid During the Period[1]
Actual	$1,000.00	$1,134.70	0.59%	$3.15
Hypothetical (5% return before expenses)	$1,000.00	$1,022.05	0.59%	$2.98
[1]

Included in the expense ratio are “Other fees” described in Note 6 which are not annualized. Without these expenses, the expense ratio would have been 0.58% and the actual and hypothetical expenses paid during the period would have been $3.10 and $2.93, respectively.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	12.80%	2.04%	4.11%	3.84%
Fund Market Price Returns	12.09%	1.99%	4.02%	3.79%
WisdomTree International MidCap Dividend Index	13.06%	2.21%	4.48%	4.19%
MSCI EAFE Mid Cap Index	12.31%	0.28%	5.19%	4.45%
MSCI EAFE Mid Cap Value Index	13.30%	1.84%	3.97%	4.05%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

10	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree International Multifactor Fund (DWMF)

Sector Breakdown†

Sector	% of Net Assets
Financials	16.8%
Industrials	16.4%
Consumer Staples	13.3%
Health Care	10.1%
Consumer Discretionary	9.0%
Utilities	7.8%
Communication Services	7.7%
Information Technology	7.3%
Energy	6.2%
Materials	4.3%
Other Assets less Liabilities‡	1.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
TotalEnergies SE	1.3%
National Grid PLC	1.1%
BP PLC	1.1%
Check Point Software Technologies Ltd.	1.0%
Novartis AG, Registered Shares	1.0%
Tryg AS	1.0%
Zurich Insurance Group AG	1.0%
Ampol Ltd.	1.0%
GSK PLC	1.0%
Roche Holding AG	0.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International Multifactor Fund (the “Fund”) seeks capital appreciation by investing primarily in equity securities of developed countries, excluding the U.S. and Canada, with the highest composite scores based on two fundamental factors, value and quality measures, and two technical factors, momentum and correlation. The Fund seeks to manage its currency risk by dynamically hedging currency fluctuations in the relative value of the applicable international currencies against the U.S. dollar (“USD”), ranging from a 0% to 100% hedge.

The Fund returned 10.07% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). Investments in the Health Care and Energy sectors contributed positively to Fund performance during the period. Health Care was led higher by stock selection, while Energy benefited from positive allocation effects. The most notable detractors were the Utilities, Information Technology, and Industrials sectors. The latter two underperformed due to poor stock selection, while Utilities suffered due to negative allocation effects. Across countries, Hong Kong and France were the two greatest country contributors, primarily due to positive stock selection. Japan and the Netherlands were the primary laggards, both due to negative stock selection. The Fund also utilizes dynamic currency hedges of developed market currencies as part of its investment strategy. The currency basket was roughly 53% hedged in aggregate during the period. At the currency-level, the Japanese yen was 67% hedged during the period, which was additive for Fund performance since the yen depreciated by over 12% versus the USD. The Australian dollar was about 73% hedged as well, which was also positive for performance since it depreciated by about 2.45% versus the USD. The Swiss franc however, appreciated by over 1.5% versus the USD during the period, so the average currency hedge of 70% negatively impacted Fund performance.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,089.40	0.38%	$1.98
Hypothetical (5% return before expenses)	$1,000.00	$1,023.10	0.38%	$1.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	10.07%	5.23%	4.78%	4.45%
Fund Market Price Returns	9.87%	5.16%	4.67%	4.47%
MSCI EAFE Local Currency Index	18.82%	9.43%	9.36%	7.91%
MSCI EAFE Index	15.32%	4.78%	7.33%	6.03%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on August 10, 2018.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	11

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree International Quality Dividend Growth Fund (IQDG)

Sector Breakdown†

Sector	% of Net Assets
Consumer Discretionary	21.1%
Health Care	18.4%
Industrials	18.0%
Information Technology	12.7%
Materials	9.7%
Consumer Staples	7.9%
Financials	4.8%
Communication Services	3.1%
Utilities	1.9%
Real Estate	1.0%
Energy	0.9%
Other Assets less Liabilities‡	0.5%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
LVMH Moet Hennessy Louis Vuitton SE	4.8%
Industria de Diseno Textil SA	4.8%
ASML Holding NV	4.0%
AstraZeneca PLC	3.2%
Novartis AG, Registered Shares	3.2%
Novo Nordisk AS, Class B	3.1%
Roche Holding AG, Bearer Shares	2.9%
Deutsche Post AG, Registered Shares	2.6%
Tokyo Electron Ltd.	2.5%
UBS Group AG, Registered Shares	2.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International Quality Dividend Growth Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International Quality Dividend Growth Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying companies with growth characteristics in the developed world excluding the U.S. and Canada. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 14.81% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). The Fund benefited from positions in Information Technology, Health Care, and Real Estate sectors primarily due to stock selection in each. Industrials and Financials sectors were the two most significant detractors due to poor stock selection in the former and a blend of poor stock selection and negative allocation effects in the latter. Across countries, Spain, Hong Kong and Australia were additive to the Fund’s performance due to stock selection. France and Japan were the two greatest detractors mainly due to poor stock selection as well. Within return-on-equity (ROE) quintiles, positive performance was (ironically) driven by the first and fifth quintiles, representing the highest and lowest ROE stocks, respectively. This was primarily due to stock selection in both. The second and fourth quintiles were the worst performing groups due to stock selection in the former and allocation effects in the latter.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[1]	Expenses Paid During the Period[1]
Actual	$1,000.00	$1,195.00	0.43%	$2.36
Hypothetical (5% return before expenses)	$1,000.00	$1,022.85	0.43%	$2.17
[1]

Included in the expense ratio are “Other fees” described in Note 6 which are not annualized. Without these expenses, the expense ratio would have been 0.42% and the actual and hypothetical expenses paid during the period would have been $2.30 and $2.12, respectively.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	14.81%	3.83%	8.67%	7.90%
Fund Market Price Returns	14.47%	3.73%	8.59%	7.96%
WisdomTree International Quality Dividend Growth Index	15.35%	4.27%	9.06%	8.28%
MSCI EAFE Index	15.32%	4.78%	7.33%	7.67%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on April 7, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree International SmallCap Dividend Fund (DLS)

Sector Breakdown†

Sector	% of Net Assets
Industrials	26.1%
Financials	13.1%
Consumer Discretionary	12.5%
Materials	10.2%
Real Estate	7.8%
Information Technology	7.3%
Consumer Staples	5.8%
Communication Services	5.0%
Energy	4.4%
Utilities	3.5%
Health Care	3.0%
Investment Company	0.0%	*
Other Assets less Liabilities‡	1.3%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

*	Represents less than 0.1%.

Top Ten Holdings*

Description	% of Net Assets
Rubis SCA	1.1%
Bank of Georgia Group PLC	0.9%
TORM PLC, Class A	0.8%
ACEA SpA	0.7%
CSR Ltd.	0.7%
SBM Offshore NV	0.7%
D/S Norden AS	0.6%
Cofinimmo SA	0.6%
Hoegh Autoliners ASA	0.6%
PageGroup PLC	0.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International SmallCap Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International SmallCap Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying small-cap companies in the developed world excluding the U.S. and Canada. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 12.36% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). Positions in the Industrials and Materials sectors were additive to Fund performance largely due to stock selection effects. Energy and Real Estate sectors detracted from performance due to poor stock selection. From a country perspective, Japan and France were also additive due to positive stock selection effects. Denmark and Singapore detracted due to negative stock selection. Across dividend yield quintiles, performance was mixed. Both the first and fifth quintiles, corresponding to the highest- and lowest-yielding quintiles, respectively, were positive contributors due to allocation effects. The second through fourth quintiles lagged, however, mostly due to negative stock selection.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio[1]	Expenses Paid During the Period[1]
Actual	$1,000.00	$1,147.70	0.59%	$3.17
Hypothetical (5% return before expenses)	$1,000.00	$1,022.05	0.59%	$2.98
[1]

Included in the expense ratio are “Other fees” described in Note 6 which are not annualized. Without these expenses, the expense ratio would have been 0.58% and the actual and hypothetical expenses paid during the period would have been $3.11 and $2.93, respectively.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	12.36%	1.13%	3.93%	3.66%
Fund Market Price Returns	11.51%	0.94%	3.82%	3.59%
WisdomTree International SmallCap Dividend Index	12.55%	1.53%	4.78%	4.38%
MSCI EAFE Small Cap Index	10.45%	-1.36%	4.94%	4.70%
MSCI EAFE Small Cap Value Index	13.60%	1.59%	5.25%	4.28%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	13

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

Sector Breakdown†

Sector	% of Net Assets
Industrials	25.0%
Consumer Discretionary	16.4%
Materials	15.2%
Information Technology	14.8%
Financials	8.7%
Consumer Staples	8.0%
Health Care	4.1%
Real Estate	2.6%
Communication Services	1.8%
Utilities	1.2%
Energy	0.8%
Investment Company	0.0%	*
Other Assets less Liabilities‡	1.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

*	Represents less than 0.1%.

Top Ten Holdings*

Description	% of Net Assets
Horiba Ltd.	1.1%
Daido Steel Co. Ltd.	0.8%
Toyo Tire Corp.	0.8%
Tokyo Seimitsu Co. Ltd.	0.7%
DMG Mori Co. Ltd.	0.6%
Gunma Bank Ltd.	0.5%
Amano Corp.	0.5%
Nippon Electric Glass Co. Ltd.	0.5%
Mitsui Mining & Smelting Co. Ltd.	0.5%
Sumitomo Bakelite Co. Ltd.	0.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Japan SmallCap Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan SmallCap Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying small-cap companies in the Japanese equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 20.44% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). Positions in the Real Estate, Industrials, and Financials sectors were additive primarily due to stock selection in Industrials and Real Estate and allocation effects in Financials. Only Energy and Utilities were detrimental from a sector perspective. Energy’s impact was negligible, while Utilities were driven lower by a mix of poor allocation and poor stock selection effects. Across dividend yield quintiles, each was additive except for the third quintile. Positive impacts across the other four were mostly attributable to allocation effects. The third quintile detracted from performance mainly due to poor stock selection.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,148.60	0.58%	$3.12
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	0.58%	$2.93

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	20.44%	3.71%	5.56%	6.76%
Fund Market Price Returns	18.40%	3.19%	5.29%	6.70%
WisdomTree Japan SmallCap Dividend Index	20.84%	3.96%	5.86%	7.22%
MSCI Japan Small Cap Index	14.39%	-0.36%	3.94%	6.11%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

14	WisdomTree Trust

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each Index referenced in this report:

Allocation Effect measures an investment manager’s ability to effectively allocate a portfolio’s assets to various segments. A segment refers to assets or securities that are grouped within a certain classification such as sectors, industries, or countries. The allocation effect determines whether the overweighting or underweighting of segments relative to a benchmark contributes positively or negatively to the overall portfolio return. Positive allocation occurs when the portfolio is overweighted in a segment that outperforms the benchmark and underweighted in a segment that underperforms the benchmark. Negative allocation occurs when the portfolio is overweighted in a segment that underperforms the benchmark and underweighted in a segment that outperforms the benchmark.

Growth is generally characterized by higher price levels relative to fundamentals, such as dividends or earnings. Price levels are higher because investors are willing to pay more due to their expectations of future improvements in these fundamentals.

Gross Domestic Product (GDP) is the total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period. As a broad measure of overall domestic production, it functions as a comprehensive scorecard of a country’s economic health.

The MSCI EAFE Index is a market cap-weighted index composed of companies representative of the developed market structure of developed countries in Europe, Australasia and Japan.

The MSCI EAFE Local Currency Index is a free float-adjusted market capitalization weighted index that is designed to measure developed market equity performance, excluding the U.S. and Canada, calculated in local currency.

The MSCI EAFE Mid Cap Index is a free float-adjusted market capitalization index that is designed to measure the performance of mid-capitalization equities in the developed markets, excluding the U.S. and Canada.

The MSCI EAFE Mid Cap Value Index captures mid cap securities exhibiting overall value style characteristics across Developed Markets countries, excluding the U.S. and Canada.

The MSCI EAFE Small Cap Index is a free float-adjusted market capitalization equity index that is designed to measure the performance of small-cap stocks within the developed equity market, excluding the U.S. and Canada.

The MSCI EAFE Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across Developed Markets countries, excluding the U.S. and Canada.

The MSCI EAFE Value Index is a free float-adjusted market capitalization index that is designed to measure the performance of the “value” stocks within the developed equity market, excluding the U.S. and Canada.

The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure the performance of large- and mid-cap stocks within developed market European countries.

The MSCI Europe Small Cap Index is a free float-adjusted market capitalization index that is designed to measure the performance of “small” stocks within developed market European countries.

The MSCI Japan Small Cap Index is a free float-adjusted market capitalization index that is designed to measure the performance of small cap stocks within Japan.

Price-to-earnings (P/E) ratio measures a company’s share price relative to its earnings per share.

Quality is generally characterized by higher efficiency and profitability. Typical measures include earnings, return-on-equity, return on assets, operating profitability as well as others. This term is also related to the quality factor, which associates these stock characteristics with excess returns vs. the market over time.

WisdomTree Trust	15

Description of Terms and Indexes (unaudited) (continued)

Quintiles refers to separating a universe of companies into five groups of equal size on the basis of dividend yield, price-to-earnings, or return-on-equity, as applicable.

Return-on-Equity (ROE) measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Selection Effect measures an investment manager’s ability to select securities within a given segment relative to a benchmark. The over or underperformance of the portfolio is weighted by the benchmark weight, therefore, selection is not affected by the investment manager’s allocation to the segment. The weight of the segment in the portfolio determines the size of the effect — the larger the segment, the larger the effect is, positive or negative. A positive selection effect occurs when the portfolio return is greater than the benchmark return. Thus, the investment manager made good decisions in selecting securities that, as a whole, outperformed similar securities in the benchmark. A negative selection effect occurs when the portfolio return is less than the benchmark return. Thus, the investment manager made poor decisions in selecting securities that, as a whole, underperformed similar securities in the benchmark.

The WisdomTree Europe Quality Dividend Growth Index is a fundamentally weighted index that measures the performance of dividend-paying common stocks with growth characteristics selected from the WisdomTree International Equity Index.

The WisdomTree Europe SmallCap Dividend Index is a fundamentally weighted index that measures the performance of the small-capitalization segment of the European dividend-paying market.

The WisdomTree International Dividend ex-Financials Index measures the performance of high dividend-yielding international stocks outside the financial sector.

The WisdomTree International Equity Index is a fundamentally weighted Index that measures the performance of dividend-paying companies in the industrialized world, excluding Canada and the United States.

The WisdomTree International High Dividend Index is comprised of companies with high dividend yields selected from the WisdomTree International Equity Index.

The WisdomTree International LargeCap Dividend Index is comprised of the large-capitalization segment of the dividend-paying market in the industrialized world outside the U.S. and Canada.

The WisdomTree International MidCap Dividend Index is comprised of the mid-capitalization segment of the dividend-paying market in the industrialized world outside the U.S. and Canada.

The WisdomTree International Quality Dividend Growth Index is a fundamentally weighted index designed to provide exposure to dividend paying developed market companies.

The WisdomTree International SmallCap Dividend Index is comprised of the small-capitalization segment of the dividend-paying market in the industrialized world outside the U.S. and Canada.

The WisdomTree Japan SmallCap Dividend Index is comprised of dividend-paying small-capitalization companies in Japan.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc. and is licensed for use by WisdomTree, Inc. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

16	WisdomTree Trust

Description of Terms and Indexes (unaudited) (concluded)

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

WisdomTree, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

Index performance information assumes the reinvestment of dividends and excludes management fees, transaction costs and expenses. You cannot directly invest in an index.

* * * * * *

Abbreviations used in the schedules of investments and related tables included in this report are as follows:

Currency abbreviations:
AUD	Australian dollar	JPY	Japanese yen
CHF	Swiss franc	NOK	Norwegian krone
DKK	Danish krone	NZD	New Zealand dollar
EUR	Euro	SEK	Swedish krona
GBP	British pound	SGD	Singapore dollar
HKD	Hong Kong dollar	USD	U.S. dollar

Other abbreviations:
ADR	American Depositary Receipt
CVA	Certificaten Van Aandelen (Certificate of Stock)
RSP	Risparmio Italian Savings Shares

WisdomTree Trust	17

Schedule of Investments

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 99.2%

Austria – 0.7%

CA Immobilien Anlagen AG	2,120	$74,870

Kontron AG	1,618	35,718

Mondi PLC	11,162	196,771

Telekom Austria AG*	16,841	140,959

Wienerberger AG	2,440	88,964

Total Austria		537,282

Belgium – 1.9%

Ackermans & van Haaren NV	379	66,310

Anheuser-Busch InBev SA	11,404	695,379

Bekaert SA	1,550	79,582

bpost SA	8,038	30,071

Colruyt Group NV	1,390	64,281

D’ieteren Group	689	152,991

Melexis NV(a)	1,090	88,467

Tessenderlo Group SA	1,375	36,011

UCB SA	1,380	170,502

Total Belgium		1,383,594

China – 0.3%

Prosus NV	6,340	199,082

Denmark – 3.5%

Alm Brand AS	26,125	49,780

Coloplast AS, Class B	1,921	259,341

DSV AS	750	121,842

FLSmidth & Co. AS*	402	20,034

Novo Nordisk AS, Class B	12,449	1,588,548

Novonesis (Novozymes) B, Class B	3,820	224,117

Pandora AS	1,016	163,952

Royal Unibrew AS	679	44,900

Topdanmark AS	1,409	60,183

Total Denmark		2,532,697

Finland – 1.6%

Elisa OYJ	4,586	204,802

Huhtamaki OYJ(a)	1,849	77,540

Kesko OYJ, Class B	9,073	169,667

Metsa Board OYJ, Class B(a)	13,798	104,611

Orion OYJ, Class B	1,795	67,017

UPM-Kymmene OYJ	12,858	428,681

Wartsila OYJ Abp	8,504	129,407

Total Finland		1,181,725

France – 20.1%

Airbus SE	5,758	1,061,646

Arkema SA	1,610	169,603

Bouygues SA	11,098	453,424

Bureau Veritas SA	8,802	268,834

Capgemini SE	1,910	439,995

Carrefour SA	11,131	190,841

Cie Plastic Omnium SE	2,209	28,820

Dassault Aviation SA	695	153,122

Edenred SE	2,859	152,719

Eramet SA	836	63,608

Gaztransport & Technigaz SA	585	87,504

Hermes International SCA	402	1,027,222

Imerys SA	2,666	90,928

Interparfums SA	1,060	59,759

Ipsen SA	354	42,170

Kering SA	2,350	929,796

L’Oreal SA	3,821	1,810,168

La Francaise des Jeux SAEM(b)	4,693	191,486

LVMH Moet Hennessy Louis Vuitton SE	4,713	4,243,566

Remy Cointreau SA	499	50,357

Sanofi SA	18,008	1,769,048

SEB SA	846	108,362

Societe BIC SA	1,072	76,644

Sopra Steria Group	291	70,524

Technip Energies NV	2,413	61,007

Teleperformance SE	1,122	109,155

Thales SA	2,344	400,107

Valeo SE	4,337	54,287

Veolia Environnement SA	16,232	528,196

Total France		14,692,898

Georgia – 0.2%

Bank of Georgia Group PLC	2,082	132,819

Germany – 8.8%

AIXTRON SE	688	18,204

Aurubis AG	566	39,843

Bayer AG, Registered Shares	19,736	605,982

Bechtle AG	1,204	63,690

Beiersdorf AG	702	102,314

Bilfinger SE	774	36,195

Carl Zeiss Meditec AG, Bearer Shares	635	79,416

Continental AG	2,724	196,814

CTS Eventim AG & Co. KGaA	1,165	103,739

Deutsche Post AG, Registered Shares	31,906	1,375,410

Deutsche Telekom AG, Registered Shares	87,449	2,125,011

Fresenius Medical Care AG	3,689	142,034

Hugo Boss AG	846	49,905

K & S AG, Registered Shares	6,129	95,715

Knorr-Bremse AG	2,398	181,548

Merck KGaA	759	134,106

Nemetschek SE	437	43,288

Puma SE	1,253	56,863

Rheinmetall AG	384	216,069

Scout24 SE(b)	755	56,964

Siemens Healthineers AG*(b)	8,212	503,047

Siltronic AG	639	56,728

Stroeer SE & Co. KGaA	1,446	88,079

Symrise AG	834	99,935

Total Germany		6,470,899

Ireland – 1.2%

CRH PLC	8,845	762,923

Kerry Group PLC, Class A	1,214	104,155

Total Ireland		867,078

See Notes to Financial Statements.

18	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

March 31, 2024

Investments	Shares	Value

Israel – 0.1%

Plus500 Ltd.	2,900	$66,125

Italy – 1.7%

Azimut Holding SpA	5,937	161,453

Brembo SpA	5,760	73,841

Davide Campari-Milano NV(a)	4,806	48,344

De’ Longhi SpA(a)	2,168	75,066

Ferrari NV	682	297,570

Leonardo SpA	3,691	92,801

Moncler SpA	3,580	267,477

Piaggio & C SpA(a)	20,256	64,142

RAI Way SpA(b)	11,039	61,876

Recordati Industria Chimica & Farmaceutica SpA	2,487	137,629

Total Italy		1,280,199

Netherlands – 7.1%

Arcadis NV(a)	1,168	71,587

ASM International NV	190	116,123

ASML Holding NV	2,172	2,092,887

Heineken Holding NV	3,622	292,600

Heineken NV(a)	6,014	580,274

IMCD NV	721	127,197

Koninklijke KPN NV	95,360	356,959

Randstad NV(a)	5,643	298,140

RHI Magnesita NV	1,275	56,888

SBM Offshore NV(a)	7,552	120,629

Signify NV(b)	4,406	135,997

Universal Music Group NV	20,265	610,187

Wolters Kluwer NV	2,040	319,905

Total Netherlands		5,179,373

Norway – 1.0%

Aker ASA, Class A	1,959	112,589

Atea ASA*	2,997	35,858

DNO ASA	53,782	48,336

Gjensidige Forsikring ASA	13,509	195,750

Kongsberg Gruppen ASA	2,784	192,339

TOMRA Systems ASA	4,173	65,219

Veidekke ASA	5,178	56,321

Total Norway		706,412

Portugal – 0.2%

Jeronimo Martins SGPS SA	7,326	145,424

Spain – 5.5%

CIE Automotive SA	2,018	57,973

Endesa SA	47,774	885,644

Gestamp Automocion SA(b)	13,642	43,905

Industria de Diseno Textil SA	58,835	2,965,496

Viscofan SA(a)	1,054	67,047

Total Spain		4,020,065

Sweden – 4.6%

Alfa Laval AB	3,905	153,679

Assa Abloy AB, Class B	12,525	359,728

Atlas Copco AB, Class A	27,583	466,398

Atlas Copco AB, Class B	14,989	221,696

Axfood AB	3,794	110,422

Billerud Aktiebolag	7,903	70,969

Epiroc AB, Class A	7,458	140,266

Epiroc AB, Class B	4,969	84,253

Evolution AB(b)	2,668	332,009

Husqvarna AB, Class B	10,454	89,595

Indutrade AB*	3,096	84,519

Investment AB Latour, Class B	7,503	197,529

Loomis AB	1,723	48,148

Mycronic AB	787	27,822

Nibe Industrier AB, Class B(a)	12,127	59,611

Saab AB, Class B	823	73,275

Sandvik AB	18,432	409,749

Securitas AB, Class B(a)	11,734	121,097

Skanska AB, Class B(a)	9,910	176,557

Sweco AB, Class B	5,419	61,069

Trelleborg AB, Class B	2,980	106,713

Total Sweden		3,395,104

Switzerland – 20.9%

ABB Ltd., Registered Shares	27,142	1,262,328

Clariant AG, Registered Shares*	6,006	81,285

Coca-Cola HBC AG*	5,639	178,300

Galenica AG(b)	702	58,610

Geberit AG, Registered Shares	559	330,795

Georg Fischer AG, Registered Shares	1,431	106,288

Givaudan SA, Registered Shares	105	468,169

Kuehne & Nagel International AG, Registered Shares	3,547	988,450

Landis & Gyr Group AG*	665	51,128

Logitech International SA, Registered Shares	1,439	129,026

Nestle SA, Registered Shares	29,112	3,094,786

Novartis AG, Registered Shares	24,634	2,389,555

Partners Group Holding AG	522	746,459

Roche Holding AG	7,378	1,881,566

Roche Holding AG, Bearer Shares	1,132	305,403

Schindler Holding AG, Participation Certificate	436	109,932

Schindler Holding AG, Registered Shares	772	188,565

SFS Group AG	556	73,212

SGS SA, Registered Shares*(a)	4,117	399,953

Sika AG, Registered Shares	1,193	355,768

Sonova Holding AG, Registered Shares	482	139,725

Stadler Rail AG(a)	1,601	51,050

STMicroelectronics NV	3,231	139,300

Straumann Holding AG, Registered Shares	561	89,690

Sulzer AG, Registered Shares	978	119,115

UBS Group AG, Registered Shares	41,712	1,284,657

VAT Group AG(b)	307	159,277

Vontobel Holding AG, Registered Shares	1,809	109,862

Total Switzerland		15,292,254

United Kingdom – 18.1%

Admiral Group PLC	6,577	235,709

Airtel Africa PLC(b)	80,517	107,612

Antofagasta PLC	18,743	482,776

Ashtead Group PLC	4,236	301,804

See Notes to Financial Statements.

WisdomTree Trust	19

Schedule of Investments (continued)

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

March 31, 2024

Investments	Shares	Value

AstraZeneca PLC	12,232	$1,649,972

Auto Trader Group PLC(b)	7,706	68,162

BAE Systems PLC	43,484	741,296

Bellway PLC	4,604	154,938

Britvic PLC	5,438	56,468

Burberry Group PLC	7,449	114,143

Compass Group PLC	16,482	483,669

Computacenter PLC	2,030	69,136

Diageo PLC	30,035	1,109,985

Dr. Martens PLC	27,960	30,994

Dunelm Group PLC	4,890	69,927

Greggs PLC	1,601	58,126

Halma PLC	3,298	98,656

Hargreaves Lansdown PLC(a)	14,506	134,870

Hays PLC	63,331	75,563

Howden Joinery Group PLC	8,756	100,301

IMI PLC	3,046	69,839

Imperial Brands PLC	37,255	833,004

Inchcape PLC	11,316	103,495

InterContinental Hotels Group PLC	1,869	194,595

Intertek Group PLC	2,442	153,780

ITV PLC	176,695	164,952

Johnson Matthey PLC	5,321	120,252

Moneysupermarket.com Group PLC	15,577	43,251

Next PLC	2,117	246,891

Pets at Home Group PLC	12,589	42,684

Reckitt Benckiser Group PLC	11,541	657,812

Redrow PLC	12,405	104,288

RELX PLC	19,514	844,052

Renishaw PLC	1,325	71,137

Rentokil Initial PLC	24,967	148,772

Rightmove PLC	7,146	49,614

RS Group PLC	8,671	79,611

Sage Group PLC	12,578	201,077

Smith & Nephew PLC	11,629	145,669

Spectris PLC	1,597	66,716

Spirax-Sarco Engineering PLC	826	104,866

St. James’s Place PLC	23,824	139,794

Tate & Lyle PLC	6,745	52,615

TBC Bank Group PLC	1,952	79,278

Telecom Plus PLC	2,401	49,378

Travis Perkins PLC	6,576	60,592

Unilever PLC	44,775	2,248,623

Victrex PLC	2,128	34,920

Total United Kingdom		13,255,664

United States – 1.7%

GSK PLC	56,006	1,208,827
TOTAL COMMON STOCKS (Cost: $62,526,183)		72,547,521

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.8%

United States – 1.8%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(c)
(Cost: $1,279,862)	1,279,862	1,279,862

TOTAL INVESTMENTS IN SECURITIES – 101.0% (Cost: $63,806,045)		73,827,383

Other Assets less Liabilities – (1.0)%		(731,213)

NET ASSETS – 100.0%		$73,096,170

*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $1,824,913 and the total market value of the collateral held by the Fund was $1,923,300. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $643,438.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2024.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America NA	4/3/2024	3,599	USD	3,247	CHF	$—	$(6)

See Notes to Financial Statements.

20	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

March 31, 2024

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 – Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$72,547,521	$—	$—	$72,547,521
Investment of Cash Collateral for Securities Loaned	—	1,279,862	—	1,279,862
Total Investments in Securities	$72,547,521	$1,279,862	$—	$73,827,383
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(6)	$—	$(6)
Total – Net	$72,547,521	$1,279,856	$—	$73,827,377
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	21

Schedule of Investments

WisdomTree Europe SmallCap Dividend Fund (DFE)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 98.1%

Austria – 0.8%

Kontron AG	42,190	$931,353

Schoeller-Bleckmann Oilfield Equipment AG	10,291	492,362

Total Austria		1,423,715

Belgium – 1.6%

Barco NV	59,915	988,094

Deceuninck NV	47,325	115,255

Econocom Group SA	80,640	185,069

Fagron	23,551	449,183

Kinepolis Group NV(a)	3,293	151,327

Recticel SA(a)	39,261	463,029

Xior Student Housing NV(b)	20,300	613,872

Total Belgium		2,965,829

Denmark – 3.0%

Cementir Holding NV	35,696	404,022

Chemometec AS	8,034	492,986

D/S Norden AS	56,169	2,288,562

Dfds AS	23,898	693,428

Matas AS	17,927	303,693

Scandinavian Tobacco Group AS(c)	34,686	621,752

Spar Nord Bank AS	53,633	894,595

Total Denmark		5,699,038

Finland – 3.7%

Aktia Bank OYJ	10,120	109,515

Citycon OYJ*(a)	145,150	599,771

F-Secure OYJ(a)	107,813	218,438

Harvia OYJ(b)	15,983	661,466

Kamux Corp.(a)(b)	26,258	164,338

Marimekko OYJ	12,744	171,081

Musti Group OYJ*	13,311	359,109

Oriola OYJ, Class B(a)	195,507	214,526

Outokumpu OYJ(a)	624,722	2,719,040

Puuilo OYJ	45,506	486,796

Revenio Group OYJ(a)	9,375	258,187

Talenom OYJ(a)	25,735	165,095

Terveystalo OYJ(a)(c)	27,546	224,313

Tokmanni Group Corp.	36,595	599,953

Total Finland		6,951,628

France – 3.9%

Beneteau SACA(a)	42,612	629,567

Chargeurs SA(a)	43,193	557,915

Coface SA	107,631	1,702,938

Derichebourg SA	118,160	561,751

Etablissements Maurel & Prom SA	144,967	875,977

Fnac Darty SA(a)	17,657	553,399

Lectra(a)	11,170	390,257

Mersen SA	18,648	734,097

Quadient SA	17,998	370,485

Television Francaise 1 SA(a)	115,167	1,053,502

Total France		7,429,888

Georgia – 1.4%

Bank of Georgia Group PLC	42,506	$2,711,633

Germany – 5.7%

7C Solarparken AG	66,930	224,804

Bilfinger SE	22,279	1,041,855

Deutz AG	121,298	770,946

Duerr AG	40,751	942,717

Eckert & Ziegler SE	5,816	235,422

Elmos Semiconductor SE	4,483	357,797

ElringKlinger AG	38,339	251,335

GFT Technologies SE	8,710	253,984

Hamborner REIT AG	39,268	290,929

Hamburger Hafen und Logistik AG*	18,882	338,516

Instone Real Estate Group SE(c)	45,437	438,213

Jenoptik AG	16,931	526,622

Kloeckner & Co. SE	67,703	493,555

Mutares SE & Co. KGaA	11,604	462,443

Norma Group SE	17,055	317,366

ProSiebenSat.1 Media SE	45,928	323,010

SAF-Holland SE	45,422	926,663

Salzgitter AG	55,094	1,439,937

Stabilus SE	11,414	727,300

Wacker Neuson SE	21,735	402,810

Total Germany		10,766,224

Ireland – 0.7%

C&C Group PLC	143,773	297,496

Dalata Hotel Group PLC	51,456	250,354

Kenmare Resources PLC	59,344	244,765

Origin Enterprises PLC(a)	85,787	291,847

Uniphar PLC(a)	51,458	144,494

Total Ireland		1,228,956

Israel – 0.9%

Plus500 Ltd.	72,154	1,645,231

Italy – 10.7%

Anima Holding SpA(c)	390,926	1,857,680

Aquafil SpA(a)	53,960	176,870

Biesse SpA(a)	15,121	202,500

Cairo Communication SpA(a)	108,471	234,297

Danieli & C Officine Meccaniche SpA(a)	10,677	379,375

Danieli & C Officine Meccaniche SpA, RSP	15,598	411,881

Datalogic SpA(a)	64,284	398,509

El.En. SpA(a)	43,464	551,089

Intercos SpA(a)	27,623	400,357

Italian Sea Group SpA(a)	33,546	364,471

Maire Tecnimont SpA	225,659	1,770,565

MARR SpA	46,773	595,065

Orsero SpA	9,845	152,259

OVS SpA(a)(c)	212,497	559,054

Piaggio & C SpA(a)	366,104	1,159,290

RAI Way SpA(c)	128,070	717,858

Salcef Group SpA	17,077	422,348

Sanlorenzo SpA	14,664	667,535

See Notes to Financial Statements.

22	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Europe SmallCap Dividend Fund (DFE)

March 31, 2024

Investments	Shares	Value

Saras SpA	2,294,732	$4,391,566

Spaxs SpA*(a)	63,014	330,748

Technogym SpA(c)	140,480	1,395,809

Tinexta SpA(a)	24,868	510,560

Unieuro SpA(a)(c)	23,510	224,328

Webuild SpA(a)	568,974	1,377,691

Wiit SpA(a)	12,170	237,373

Zignago Vetro SpA	45,155	646,656

Total Italy		20,135,734

Netherlands – 2.4%

AMG Critical Materials NV(a)	21,666	492,321

Brunel International NV(a)	15,542	170,875

Corbion NV(a)	42,121	902,990

ForFarmers NV(a)	67,015	187,816

Koninklijke BAM Groep NV	349,717	1,326,462

Koninklijke Heijmans NV	29,851	553,223

RHI Magnesita NV	16,931	755,427

Sligro Food Group NV	14,392	217,918

Total Netherlands		4,607,032

Norway – 5.4%

Atea ASA*	26,957	322,532

Austevoll Seafood ASA	132,303	1,039,048

Borregaard ASA	34,789	606,721

DNO ASA	1,244,969	1,118,895

Elmera Group ASA(c)	113,044	357,828

Europris ASA(c)	121,086	870,592

Grieg Seafood ASA	132,159	828,385

Kitron ASA	110,485	346,265

MPC Container Ships ASA	1,508,494	1,744,378

Panoro Energy ASA	117,021	288,222

SpareBank 1 Nord Norge	46,916	413,433

SpareBank 1 SMN	57,623	731,933

Sparebanken Vest	34,598	371,219

TGS ASA	104,915	1,143,092

Total Norway		10,182,543

Portugal – 2.2%

Altri SGPS SA(a)	242,270	1,368,438

Corticeira Amorim SGPS SA(a)	22,796	242,012

CTT-Correios de Portugal SA	79,173	353,143

Mota-Engil SGPS SA	244,626	1,272,104

Sonae SGPS SA	944,593	897,741

Total Portugal		4,133,438

Spain – 2.4%

Construcciones y Auxiliar de Ferrocarriles SA(a)	17,618	643,127

Ercros SA(a)	50,073	189,817

Faes Farma SA	138,033	468,843

Global Dominion Access SA(c)	39,802	144,648

Pharma Mar SA(a)	8,151	253,001

Sacyr SA	585,156	2,161,332

Talgo SA(a)(c)	54,009	262,192

Tubacex SA	84,600	304,712

Total Spain		4,427,672

Sweden – 14.0%

AcadeMedia AB(c)	58,932	267,527

Addnode Group AB	40,237	430,495

AFRY AB	86,371	1,381,277

Alimak Group AB(c)	28,473	260,961

Alleima AB	109,896	741,438

Alligo AB, Class B	25,940	373,600

Ambea AB(c)	57,888	345,132

Arjo AB, Class B	126,721	606,193

Beijer Alma AB	18,846	340,873

Bilia AB, Class A	44,584	572,071

BioGaia AB, Class B	29,480	344,355

Bravida Holding AB(c)	134,264	1,179,076

Bufab AB	11,611	455,857

Catena AB(a)	22,354	1,093,386

Clas Ohlson AB, Class B	24,816	336,524

Cloetta AB, Class B	293,578	499,428

Dios Fastigheter AB	86,731	698,789

Duni AB	31,569	326,537

Electrolux Professional AB, Class B	71,268	466,562

Fagerhult Group AB	51,234	354,095

Ferronordic AB(a)	12,821	82,855

G5 Entertainment AB	10,272	124,790

Granges AB	53,397	578,285

Hemnet Group AB	10,208	312,944

HMS Networks AB(a)	10,557	457,721

Instalco AB(a)(b)	90,998	359,818

Inwido AB	55,387	755,753

Lagercrantz Group AB, Class B	102,425	1,569,049

Lindab International AB	40,846	878,606

Medicover AB, Class B	18,121	233,872

MEKO AB	22,436	253,052

MIPS AB(b)	10,919	358,432

Mycronic AB	30,452	1,076,525

NCAB Group AB	82,625	542,071

NCC AB, Class B(a)	74,701	1,029,072

New Wave Group AB, Class B(a)	85,897	1,028,907

Nordic Waterproofing Holding AB(a)	12,083	185,326

Peab AB, Class B(a)	302,909	1,907,948

Platzer Fastigheter Holding AB, Class B(a)	43,364	373,107

Prevas AB, Class B	17,199	197,202

Ratos AB, Class B(a)	137,096	451,063

Rvrc Holding AB	48,902	312,823

Scandi Standard AB	29,604	198,235

SkiStar AB(a)	29,860	450,444

Storskogen Group AB, Class B(a)	305,457	162,833

Tethys Oil AB	37,977	126,281

Troax Group AB	21,844	502,964

VBG Group AB, Class B	10,427	305,713

Vitec Software Group AB, Class B	3,938	204,770

Volati AB(b)	18,535	216,334

Total Sweden		26,310,971

See Notes to Financial Statements.

WisdomTree Trust	23

Schedule of Investments (continued)

WisdomTree Europe SmallCap Dividend Fund (DFE)

March 31, 2024

Investments	Shares	Value

Switzerland – 4.2%

Ascom Holding AG, Registered Shares	23,494	$214,673

Comet Holding AG, Registered Shares	3,413	1,190,590

Huber & Suhner AG, Registered Shares(a)	10,993	930,017

Implenia AG, Registered Shares(a)	4,237	153,825

Landis & Gyr Group AG*	19,879	1,528,390

Medmix AG(c)	22,628	402,465

Mobilezone Holding AG, Registered Shares(a)	39,763	656,021

OC Oerlikon Corp. AG, Registered Shares	460,625	2,031,312

u-blox Holding AG*(a)	3,578	344,810

Zehnder Group AG	6,286	417,345

Total Switzerland		7,869,448

United Kingdom – 35.1%

4imprint Group PLC	37,539	3,006,500

AG Barr PLC	52,092	382,986

AJ Bell PLC	194,175	741,762

Alliance Pharma PLC(a)	341,477	171,254

Alpha Financial Markets Consulting PLC	55,742	228,148

Alpha Group International PLC(b)	6,193	148,643

Ashmore Group PLC	513,867	1,270,372

Assura PLC	3,310,951	1,770,059

Avon Protection PLC	15,540	212,406

Bloomsbury Publishing PLC	52,319	348,966

Bodycote PLC	123,404	1,085,775

Bridgepoint Group PLC(c)	524,126	1,722,790

Bytes Technology Group PLC	51,375	331,636

Chemring Group PLC	72,816	333,905

Chesnara PLC	87,083	289,320

Clarkson PLC	18,602	942,309

CMC Markets PLC(c)	305,727	840,006

Coats Group PLC	656,447	672,527

Concentric AB	17,954	321,381

Craneware PLC	8,194	227,724

DiscoverIE Group PLC	22,131	211,634

Domino’s Pizza Group PLC	259,348	1,128,983

Dowlais Group PLC	312,329	307,749

Dr. Martens PLC	693,775	769,051

Empiric Student Property PLC	364,152	437,014

FDM Group Holdings PLC	130,930	567,313

Fevertree Drinks PLC	27,915	423,516

Firstgroup PLC	209,757	478,016

FRP Advisory Group PLC	95,345	137,307

Fuller Smith & Turner PLC, Class A	22,440	167,249

Galliford Try Holdings PLC	67,425	204,419

Gamma Communications PLC	22,248	384,473

Genuit Group PLC	127,410	709,792

Genus PLC	14,018	312,550

H&T Group PLC(a)	35,249	165,645

Halfords Group PLC	153,270	310,757

Hammerson PLC	2,224,837	836,974

Hargreaves Services PLC	26,155	164,541

Helical PLC	75,452	198,255

Hill & Smith PLC	39,633	979,298

Hilton Food Group PLC	61,465	654,553

Hollywood Bowl Group PLC	113,563	472,696

Hunting PLC	62,085	259,207

Ibstock PLC(c)	422,495	804,311

Impax Asset Management Group PLC	134,661	790,163

IntegraFin Holdings PLC(b)	227,413	798,637

James Halstead PLC(a)	108,096	274,470

Johnson Service Group PLC	105,187	174,601

Jupiter Fund Management PLC	677,141	757,455

Just Group PLC	357,393	474,953

Kainos Group PLC	38,394	468,279

Keller Group PLC	41,550	550,075

Kitwave Group PLC	65,269	305,893

Learning Technologies Group PLC	238,213	256,988

Marshalls PLC	210,175	729,604

Me Group International PLC	248,057	521,428

Mears Group PLC	80,040	373,098

Mitie Group PLC	685,131	908,766

MJ Gleeson PLC	29,736	179,932

Moneysupermarket.com Group PLC	349,046	969,169

Morgan Advanced Materials PLC	184,915	665,743

Morgan Sindall Group PLC	31,457	921,923

Mortgage Advice Bureau Holdings Ltd.(a)	30,445	350,752

MP Evans Group PLC	26,905	275,301

Next 15 Group PLC	32,900	384,023

Odfjell Technology Ltd.	45,467	271,161

Oxford Instruments PLC	15,318	411,197

PageGroup PLC	326,442	1,849,927

Pan African Resources PLC	1,339,760	380,802

PayPoint PLC	62,910	386,229

Pennon Group PLC	210,677	1,723,242

Pets at Home Group PLC	306,153	1,038,031

Polar Capital Holdings PLC	90,078	518,318

Premier Foods PLC	244,508	461,459

Primary Health Properties PLC	1,442,392	1,708,220

PZ Cussons PLC(a)	288,648	327,077

Reach PLC	431,652	427,503

Redde Northgate PLC	297,368	1,433,105

Redrow PLC	280,596	2,358,950

Renew Holdings PLC	37,547	438,265

Restore PLC(a)	53,427	145,782

Robert Walters PLC	32,718	168,217

RWS Holdings PLC	252,769	599,026

Safestore Holdings PLC	138,283	1,318,006

Savills PLC	94,730	1,275,657

Secure Trust Bank PLC	20,530	171,168

Senior PLC	76,641	171,172

Serica Energy PLC	543,217	1,293,523

Severfield PLC	314,738	217,881

Spirent Communications PLC	523,606	1,322,891

SThree PLC	104,049	565,192

TBC Bank Group PLC	22,912	930,536

Telecom Plus PLC	57,961	1,192,009

See Notes to Financial Statements.

24	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Europe SmallCap Dividend Fund (DFE)

March 31, 2024

Investments	Shares	Value

Tyman PLC	131,940	$482,519

Vertu Motors PLC	161,824	137,986

Vesuvius PLC	160,643	1,004,921

Victrex PLC	55,002	902,562

Volution Group PLC	48,294	265,138

Warpaint London PLC	44,571	232,255

Wickes Group PLC	214,576	420,419

Wincanton PLC	69,585	527,419

Workspace Group PLC	150,248	972,729

XPS Pensions Group PLC(b)	154,663	451,323

YouGov PLC	13,765	173,886

Young & Co.’s Brewery PLC, Class A(a)	11,378	140,570

Total United Kingdom		66,081,298
TOTAL COMMON STOCKS (Cost: $172,851,744)		184,570,278

EXCHANGE-TRADED FUND – 0.3%

United States – 0.3%

WisdomTree International MidCap Dividend Fund(d)
(Cost: $585,657)	9,700	610,227

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 8.3%

United States – 8.3%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(e)
(Cost: $15,484,216)	15,484,216	15,484,216

TOTAL INVESTMENTS IN SECURITIES – 106.7% (Cost: $188,921,617)		200,664,721

Other Assets less Liabilities – (6.7)%		(12,513,311)

NET ASSETS – 100.0%		$188,151,410

*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $20,380,112 and the total market value of the collateral held by the Fund was $21,585,512. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $6,101,296.

(b)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(c)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(e)	Rate shown represents annualized 7-day yield as of March 31, 2024.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2024 were as follows:

Affiliate	Value at 3/31/2023	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2024	Dividend Income
WisdomTree International MidCap Dividend Fund	$64,306	$8,656,401	$8,085,805	$(46,899)	$22,224	$610,227	$66,368

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 – Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$184,570,278	$—	$—	$184,570,278
Exchange-Traded Fund	610,227	—	—	610,227
Investment of Cash Collateral for Securities Loaned	—	15,484,216	—	15,484,216
Total Investments in Securities	$185,180,505	$15,484,216	$—	$200,664,721

See Notes to Financial Statements.

WisdomTree Trust	25

Schedule of Investments

WisdomTree International AI Enhanced Value Fund (AIVI)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 98.2%

Australia – 9.9%

APA Group	34,562	$189,631

Aurizon Holdings Ltd.	295,401	770,878

Coles Group Ltd.	36,660	405,154

Dexus(a)	76,685	395,732

Lottery Corp. Ltd.	53,408	179,443

Scentre Group	374,851	829,034

Sonic Healthcare Ltd.	44,852	860,579

Telstra Group Ltd.	71,022	178,852

Transurban Group	145,980	1,268,561

Vicinity Ltd.(a)	537,451	746,848

Washington H Soul Pattinson & Co. Ltd.(a)	7,856	172,260

Woodside Energy Group Ltd.	57,192	1,138,018

Woolworths Group Ltd.(a)	9,776	211,554

Total Australia		7,346,544

Austria – 0.4%

OMV AG	6,411	303,681

Belgium – 3.7%

Ageas SA	7,950	368,511

Groupe Bruxelles Lambert NV	28,458	2,153,269

Umicore SA	8,463	182,755

Total Belgium		2,704,535

China – 0.2%

BOC Hong Kong Holdings Ltd.	67,000	179,347

Denmark – 0.6%

Carlsberg AS, Class B	3,125	426,953

Finland – 2.7%

Fortum OYJ(a)	28,268	349,409

Sampo OYJ, Class A	34,539	1,473,993

Wartsila OYJ Abp	12,157	184,996

Total Finland		2,008,398

France – 10.2%

AXA SA	47,363	1,780,858

Eiffage SA	14,675	1,666,522

EssilorLuxottica SA	895	202,696

Klepierre SA(a)	7,216	187,039

Orange SA	16,356	192,331

Societe Generale SA	17,468	468,051

Thales SA	2,520	430,149

Vinci SA	17,030	2,184,281

Vivendi SE	21,296	232,297

Worldline SA*(b)	15,366	190,514

Total France		7,534,738

Germany – 6.1%

BASF SE	18,241	1,042,736

Evonik Industries AG	43,284	856,633

Fresenius Medical Care AG	4,615	177,687

Heidelberg Materials AG	12,086	1,330,741

Mercedes-Benz Group AG	4,661	371,551

Siemens Energy AG*	31,151	572,100

Talanx AG	2,474	196,119

Total Germany		4,547,567

Hong Kong – 2.7%

CK Asset Holdings Ltd.	85,500	351,769

Henderson Land Development Co. Ltd.	196,000	558,465

Hongkong Land Holdings Ltd.	54,600	167,622

Sino Land Co. Ltd.	166,000	172,438

Sun Hung Kai Properties Ltd.	60,500	583,244

Wharf Real Estate Investment Co. Ltd.	53,446	173,795

Total Hong Kong		2,007,333

Italy – 0.7%

Snam SpA	70,587	333,600

Terna – Rete Elettrica Nazionale	22,536	186,436

Total Italy		520,036

Japan – 19.0%

AGC, Inc.	41,500	1,515,821

Asahi Group Holdings Ltd.	13,100	483,162

Astellas Pharma, Inc.(a)	16,100	174,835

FANUC Corp.	47,900	1,324,533

GLP J-REIT	234	194,195

Honda Motor Co. Ltd.	89,600	1,119,519

Inpex Corp.	36,800	569,100

ITOCHU Corp.(a)	4,700	200,801

Japan Metropolitan Fund Invest	299	187,091

Kirin Holdings Co. Ltd.	24,400	338,242

Koito Manufacturing Co. Ltd.	35,500	594,618

Makita Corp.	9,400	265,209

MEIJI Holdings Co. Ltd.	7,900	176,744

Mitsubishi Chemical Group Corp.	267,100	1,616,595

Mitsui & Co. Ltd.	4,300	201,895

Nippon Express Holdings, Inc.	10,700	546,648

Nissan Chemical Corp.	4,800	181,572

Nissan Motor Co. Ltd.(a)	65,700	264,068

Ono Pharmaceutical Co. Ltd.(a)	12,800	207,589

Takeda Pharmaceutical Co. Ltd.(a)	75,300	2,081,702

Toho Co. Ltd.	5,600	183,084

Toray Industries, Inc.	232,700	1,137,938

TOTO Ltd.	6,600	186,297

Unicharm Corp.	10,000	319,403

Total Japan		14,070,661

Netherlands – 3.0%

Aegon Ltd.	104,997	640,692

JDE Peet’s NV	35,451	745,066

Koninklijke Philips NV	15,174	304,913

NN Group NV	6,238	288,480

Randstad NV(a)	4,275	225,864

Total Netherlands		2,205,015

Norway – 1.4%

DNB Bank ASA	43,772	867,887

Gjensidige Forsikring ASA	11,173	161,901

Total Norway		1,029,788

See Notes to Financial Statements.

26	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree International AI Enhanced Value Fund (AIVI)

March 31, 2024

Investments	Shares	Value

Singapore – 3.3%

CapitaLand Integrated Commercial Trust	150,800	$221,239

DBS Group Holdings Ltd.	10,600	282,986

Mapletree Pan Asia Commercial Trust	176,000	166,924

Oversea-Chinese Banking Corp. Ltd.	113,800	1,137,494

Seatrium Ltd.*	2,829,000	165,598

United Overseas Bank Ltd.	20,600	447,381

Total Singapore		2,421,622

Spain – 3.9%

Aena SME SA(b)	2,673	526,704

Enagas SA(a)	119,243	1,772,690

Redeia Corp. SA	12,556	214,324

Repsol SA	22,173	369,739

Total Spain		2,883,457

Sweden – 0.5%

Boliden AB	6,968	193,708

Essity AB, Class B(a)	7,563	179,798

Total Sweden		373,506

Switzerland – 9.0%

Baloise Holding AG, Registered Shares	1,970	309,050

Clariant AG, Registered Shares*	49,936	675,830

Holcim AG, Registered Shares	2,257	204,626

SGS SA, Registered Shares*(a)	1,835	178,264

Sonova Holding AG, Registered Shares	1,261	365,546

Swiss Prime Site AG, Registered Shares	4,115	388,565

Swiss Re AG	17,751	2,285,143

Zurich Insurance Group AG	4,237	2,287,613

Total Switzerland		6,694,637

United Kingdom – 20.1%

Aviva PLC	274,722	1,723,413

BAE Systems PLC	11,245	191,700

British American Tobacco PLC	54,791	1,665,306

Centrica PLC	88,777	143,156

CK Hutchison Holdings Ltd.	108,000	521,616

Coca-Cola Europacific Partners PLC	2,874	201,036

Haleon PLC	42,195	177,552

Imperial Brands PLC	56,747	1,268,836

Legal & General Group PLC	167,119	537,072

M&G PLC	255,001	710,297

Phoenix Group Holdings PLC	190,472	1,329,631

Reckitt Benckiser Group PLC	8,265	471,087

RELX PLC	6,346	274,488

Rolls-Royce Holdings PLC*	37,839	203,963

Schroders PLC	197,700	940,538

Shell PLC	77,474	2,569,062

St. James’s Place PLC	132,964	780,205

Unilever PLC	3,708	186,218

United Utilities Group PLC	44,892	583,544

Vodafone Group PLC	207,319	184,532

WPP PLC	19,749	188,007

Total United Kingdom		14,851,259

United States – 0.8%

GSK PLC	26,848	579,484
TOTAL COMMON STOCKS (Cost: $71,365,654)		72,688,561

EXCHANGE-TRADED FUND – 0.6%

United States – 0.6%

iShares MSCI EAFE Value ETF (Cost: $467,942)	8,820	479,808

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 4.5%

United States – 4.5%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(c)
(Cost: $3,358,202)	3,358,202	3,358,202

TOTAL INVESTMENTS IN SECURITIES – 103.3% (Cost: $75,191,798)		76,526,571

Other Assets less Liabilities – (3.3)%		(2,497,489)

NET ASSETS – 100.0%		$74,029,082
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $6,139,415 and the total market value of the collateral held by the Fund was $6,505,412. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $3,147,210.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2024.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$72,688,561	$—	$—	$72,688,561
Exchange-Traded Fund	479,808	—	—	479,808
Investment of Cash Collateral for Securities Loaned	—	3,358,202	—	3,358,202
Total Investments in Securities	$73,168,369	$3,358,202	$—	$76,526,571

See Notes to Financial Statements.

WisdomTree Trust	27

Schedule of Investments

WisdomTree International Equity Fund (DWM)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 99.0%

Australia – 7.6%

AGL Energy Ltd.	26,059	$141,787

ALS Ltd.	12,427	106,450

Ampol Ltd.	14,553	377,781

ANZ Group Holdings Ltd.	118,535	2,273,568

APA Group	44,866	246,166

Aristocrat Leisure Ltd.	7,137	200,216

AUB Group Ltd.	3,994	77,493

Aurizon Holdings Ltd.	50,838	132,667

Australian Clinical Labs Ltd.(a)(b)	34,039	59,737

Bank of Queensland Ltd.(b)	28,475	117,407

Bapcor Ltd.(b)	19,528	80,390

Bendigo & Adelaide Bank Ltd.(b)	44,297	296,218

BlueScope Steel Ltd.	11,271	175,374

Brambles Ltd.	46,698	492,022

Brickworks Ltd.	8,858	164,585

CAR Group Ltd.	11,833	278,532

Centuria Capital Group(b)	126,018	143,875

Challenger Ltd.	16,491	76,495

Champion Iron Ltd.(b)	20,400	98,619

Charter Hall Group(b)	18,618	167,013

Cleanaway Waste Management Ltd.	80,395	142,663

Cochlear Ltd.	722	158,983

Coles Group Ltd.	60,195	665,254

Commonwealth Bank of Australia	52,066	4,087,692

Computershare Ltd.	8,978	152,933

CSL Ltd.	5,818	1,092,847

CSR Ltd.	41,143	236,744

Dexus(b)	44,721	230,782

Eagers Automotive Ltd.(b)	13,120	121,202

Endeavour Group Ltd.(b)	70,815	254,560

First Resources Ltd.	99,300	100,801

Goodman Group	20,567	453,660

GPT Group	81,069	241,705

GUD Holdings Ltd.(b)	8,069	62,118

Harvey Norman Holdings Ltd.(b)	92,673	311,368

Helia Group Ltd.	49,348	125,881

IDP Education Ltd.(b)	6,699	78,318

IGO Ltd.(b)	34,723	160,159

Iluka Resources Ltd.	12,111	56,968

Incitec Pivot Ltd.	155,984	294,098

Insignia Financial Ltd.(b)	44,527	73,205

Insurance Australia Group Ltd.	45,734	190,956

IPH Ltd.	21,840	89,907

IVE Group Ltd.(b)	44,397	63,143

JB Hi-Fi Ltd.(b)	9,807	411,077

Lottery Corp. Ltd.	87,745	294,811

Lovisa Holdings Ltd.(b)	5,021	109,310

Macquarie Group Ltd.	11,740	1,529,537

McMillan Shakespeare Ltd.	8,540	109,368

Medibank Pvt Ltd.	88,151	216,237

Metcash Ltd.	64,173	163,698

Mineral Resources Ltd.(b)	4,961	229,375

Mirvac Group(b)	129,202	198,928

Monadelphous Group Ltd.(b)	8,103	74,961

MyState Ltd.	44,573	106,431

National Australia Bank Ltd.	115,580	2,612,008

New Hope Corp. Ltd.	71,204	216,009

Nine Entertainment Co. Holdings Ltd.(b)	137,756	153,681

Northern Star Resources Ltd.	16,120	152,176

NRW Holdings Ltd.	47,716	91,211

Orica Ltd.	11,180	133,185

Origin Energy Ltd.	47,839	287,133

Orora Ltd.	42,278	75,023

Pilbara Minerals Ltd.(b)	142,340	355,664

Premier Investments Ltd.	6,333	135,559

QBE Insurance Group Ltd.	43,632	516,080

Qube Holdings Ltd.(b)	78,355	174,315

Ramsay Health Care Ltd.(b)	3,251	119,855

REA Group Ltd.(b)	1,520	183,921

Reece Ltd.(b)	7,990	146,476

Reliance Worldwide Corp. Ltd.	40,232	150,922

Rio Tinto Ltd.	15,015	1,192,735

Rio Tinto PLC	52,981	3,357,790

Santos Ltd.	113,007	571,375

Scentre Group	294,606	651,561

SEEK Ltd.(b)	8,048	131,525

Seven Group Holdings Ltd.(b)	9,009	239,624

SmartGroup Corp. Ltd.(b)	14,787	93,673

Sonic Healthcare Ltd.	14,050	269,579

Steadfast Group Ltd.	36,152	138,683

Stockland	113,244	358,320

Suncorp Group Ltd.	34,101	364,414

Super Retail Group Ltd.	18,479	194,097

Telstra Group Ltd.	530,001	1,334,682

TPG Telecom Ltd.(b)	47,848	140,784

Transurban Group	113,989	990,561

Treasury Wine Estates Ltd.(b)	12,899	104,771

Ventia Services Group Pty. Ltd.	71,715	180,129

Vicinity Ltd.	225,602	313,499

Viva Energy Group Ltd.(c)	96,667	233,343

Waypoint REIT Ltd.	35,878	59,687

Wesfarmers Ltd.	46,033	2,054,184

Westpac Banking Corp.	152,489	2,596,528

Whitehaven Coal Ltd.	57,203	264,967

Woodside Energy Group Ltd.	136,422	2,714,552

Woolworths Group Ltd.	23,528	509,148

Worley Ltd.	21,762	237,809

Yancoal Australia Ltd.(b)	122,709	419,490

Total Australia		43,816,803

Austria – 0.8%

ANDRITZ AG	4,608	287,650

BAWAG Group AG*(c)	4,716	298,976

CA Immobilien Anlagen AG	2,975	105,065

Erste Group Bank AG	23,575	1,051,539

Mondi PLC	17,570	309,735

Oesterreichische Post AG	4,172	142,607

See Notes to Financial Statements.

28	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2024

Investments	Shares	Value

OMV AG	16,052	$760,364

Telekom Austria AG*	40,336	337,612

UNIQA Insurance Group AG	27,003	233,598

Verbund AG	5,137	375,874

Vienna Insurance Group AG Wiener Versicherung Gruppe	5,581	174,194

voestalpine AG	7,384	207,343

Wienerberger AG	3,210	117,039

Total Austria		4,401,596

Belgium – 0.9%

Ackermans & van Haaren NV	574	100,427

Aedifica SA	2,776	170,741

Ageas SA	13,241	613,768

Anheuser-Busch InBev SA	17,082	1,041,606

Bekaert SA	2,215	113,725

bpost SA	13,564	50,745

Cofinimmo SA	746	48,864

Colruyt Group NV	2,488	115,059

D’ieteren Group	869	192,960

KBC Group NV	21,157	1,586,216

Melexis NV	1,766	143,332

Solvay SA(b)	4,642	126,838

Tessenderlo Group SA	3,621	94,834

UCB SA	2,841	351,011

Warehouses De Pauw CVA	6,807	194,522

Xior Student Housing NV(a)	3,508	106,082

Total Belgium		5,050,730

China – 0.4%

BOC Aviation Ltd.(c)	25,200	194,157

BOC Hong Kong Holdings Ltd.	463,444	1,240,556

CITIC Telecom International Holdings Ltd.	522,000	168,743

Prosus NV	9,909	311,153

Qingdao Port International Co. Ltd., Class H(b)(c)	166,000	97,567

Wilmar International Ltd.	207,700	527,868

Total China		2,540,044

Denmark – 1.6%

Alm Brand AS	60,579	115,430

Carlsberg AS, Class B	3,704	506,059

Coloplast AS, Class B	3,442	464,681

D/S Norden AS	4,641	189,094

Danske Bank AS	24,305	727,056

Dfds AS	3,569	103,559

DSV AS	1,312	213,142

H Lundbeck AS	20,606	99,114

Novo Nordisk AS, Class B	37,793	4,822,554

Novonesis (Novozymes) B, Class B	4,883	286,482

Pandora AS	2,236	360,823

Royal Unibrew AS	8	529

Scandinavian Tobacco Group AS(c)	7,325	131,302

Spar Nord Bank AS	7,709	128,586

Sydbank AS	3,415	176,424

Topdanmark AS	3,457	147,660

Tryg AS	21,315	438,861

Total Denmark		8,911,356

Egypt – 0.0%

Energean PLC(b)	17,721	244,680

Finland – 1.4%

Cargotec OYJ, Class B	2,187	152,464

Citycon OYJ*(b)	24,087	99,529

Elisa OYJ	9,873	440,908

Huhtamaki OYJ(b)	1,721	72,173

Kemira OYJ	6,638	125,602

Kesko OYJ, Class B	16,460	307,805

Kone OYJ, Class B	13,434	625,906

Konecranes OYJ	4,397	228,463

Metsa Board OYJ, Class B(b)	20,444	154,998

Metso OYJ(b)	18,385	218,513

Nokia OYJ	123,938	440,510

Nordea Bank Abp(b)	280,843	3,130,809

Orion OYJ, Class B	3,545	132,355

Outokumpu OYJ(b)	23,691	103,113

Sampo OYJ, Class A	14,506	619,061

TietoEVRY OYJ(b)	5,991	126,882

UPM-Kymmene OYJ	17,487	583,009

Valmet OYJ(b)	9,776	257,512

Wartsila OYJ Abp(b)	12,343	187,826

Total Finland		8,007,438

France – 12.4%

Accor SA	5,350	250,187

Aeroports de Paris SA	2,458	337,405

Air Liquide SA	9,526	1,983,953

Airbus SE	7,080	1,305,393

Alten SA	719	104,986

Amundi SA(c)	11,316	777,884

Antin Infrastructure Partners SA	7,441	108,008

Arkema SA	2,427	255,668

AXA SA	135,116	5,080,388

BioMerieux	1,122	123,902

BNP Paribas SA	59,290	4,217,226

Bollore SE	36,401	243,348

Bouygues SA	15,221	621,875

Bureau Veritas SA	17,357	530,124

Capgemini SE	2,346	540,434

Carrefour SA	17,183	294,603

Cie de Saint-Gobain SA	14,364	1,115,859

Cie Generale des Etablissements Michelin SCA	32,758	1,256,649

Coface SA	19,232	304,289

Credit Agricole SA	183,440	2,737,159

Danone SA	24,770	1,602,153

Dassault Aviation SA	903	198,949

Dassault Systemes SE	6,144	272,322

Edenred SE	4,297	229,532

Eiffage SA	4,679	531,357

Eramet SA(b)	1,263	96,097

EssilorLuxottica SA	6,043	1,368,594

Eurazeo SE	2,647	232,274

Gaztransport & Technigaz SA(b)	1,473	220,331

See Notes to Financial Statements.

WisdomTree Trust	29

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2024

Investments	Shares	Value

Gecina SA	3,095	$316,377

Getlink SE	20,242	344,972

Hermes International SCA	782	1,998,229

Imerys SA	4,438	151,364

Interparfums SA	2,960	166,873

Ipsen SA	965	114,955

IPSOS SA	2,796	197,336

Kering SA	3,105	1,228,518

Klepierre SA(b)	16,185	419,515

L’Oreal SA	8,490	4,022,069

La Francaise des Jeux SAEM(c)	7,656	312,383

Legrand SA	6,525	692,156

LVMH Moet Hennessy Louis Vuitton SE	6,339	5,707,610

Metropole Television SA	8,396	125,315

Nexans SA	1,369	143,269

Orange SA	109,543	1,288,120

Pernod Ricard SA	4,952	801,957

Publicis Groupe SA	10,589	1,155,620

Remy Cointreau SA	745	75,182

Rexel SA	21,304	575,898

Rubis SCA	11,631	411,263

Safran SA	4,039	916,263

Sanofi SA	36,649	3,600,280

Schneider Electric SE	13,168	2,981,525

SCOR SE	6,272	217,234

SEB SA	1,116	142,946

Societe BIC SA	1,635	116,896

Societe Generale SA	44,604	1,195,155

Sodexo SA	2,397	205,755

Sopra Steria Group	664	160,922

SPIE SA	5,547	208,598

Teleperformance SE	1,353	131,628

Television Francaise 1 SA(b)	15,370	140,599

Thales SA	3,195	545,367

TotalEnergies SE(b)	122,834	8,419,975

Valeo SE	6,088	76,205

Veolia Environnement SA	33,201	1,080,374

Verallia SA(c)	5,422	211,042

Vinci SA	23,885	3,063,509

Vivendi SE	30,178	329,182

Wendel SE	1,952	199,432

Total France		71,132,817

Georgia – 0.1%

Bank of Georgia Group PLC	4,150	264,746

Germany – 9.1%

Allianz SE, Registered Shares	20,499	6,150,191

Aurubis AG	563	39,632

Bayer AG, Registered Shares	37,670	1,156,635

Bayerische Motoren Werke AG	58,761	6,787,882

Beiersdorf AG	1,442	210,166

Bilfinger SE	2,753	128,741

Brenntag SE	3,641	307,032

Carl Zeiss Meditec AG, Bearer Shares	1,574	196,851

Commerzbank AG	16,925	232,692

Continental AG	3,819	275,930

CTS Eventim AG & Co. KGaA	2,236	199,107

Daimler Truck Holding AG	25,651	1,300,937

Dermapharm Holding SE	2,387	84,145

Deutsche Bank AG, Registered Shares	37,971	597,989

Deutsche Boerse AG	2,769	567,152

Deutsche Post AG, Registered Shares	43,643	1,881,371

Deutsche Telekom AG, Registered Shares	176,742	4,294,830

Deutz AG	23,653	150,334

DWS Group GmbH & Co. KGaA(c)	10,140	446,590

E.ON SE	122,515	1,704,894

Evonik Industries AG	18,328	362,729

Fielmann Group AG	727	33,416

Freenet AG	8,518	239,921

Fresenius Medical Care AG	7,756	298,621

GEA Group AG	2,664	112,754

Hamborner REIT AG	15,719	116,459

Hannover Rueck SE	3,699	1,013,511

Heidelberg Materials AG	7,227	795,736

Henkel AG & Co. KGaA	5,478	394,968

HochTief AG	3,531	410,712

Infineon Technologies AG	10,440	355,338

K&S AG, Registered Shares	8,891	138,849

Kloeckner & Co. SE	12,815	93,421

Knorr-Bremse AG	3,412	258,316

Lanxess AG	4,383	117,442

Mercedes-Benz Group AG	69,196	5,515,945

Merck KGaA	1,402	247,717

MTU Aero Engines AG	729	185,178

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	3,974	1,941,235

Mutares SE & Co. KGaA	2,725	108,597

Puma SE	2,679	121,577

Rheinmetall AG	613	344,923

RWE AG	11,705	397,698

SAP SE	13,810	2,691,525

Siemens AG, Registered Shares	28,714	5,487,727

Siemens Healthineers AG*(c)	16,618	1,017,979

Siltronic AG	1,452	128,903

Sixt SE	1,136	113,425

Stroeer SE & Co. KGaA	3,419	208,258

Suedzucker AG	8,820	126,595

Symrise AG	1,508	180,698

Talanx AG	8,920	707,106

thyssenkrupp AG	12,683	68,132

Traton SE	12,848	462,620

United Internet AG, Registered Shares	2,421	54,542

Vonovia SE	22,960	679,432

Wacker Neuson SE	3,526	65,347

Total Germany		52,310,453

Hong Kong – 1.5%

AIA Group Ltd.	164,365	1,103,614

Bank of East Asia Ltd.	114,600	136,470

See Notes to Financial Statements.

30	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2024

Investments	Shares	Value

CLP Holdings Ltd.	90,500	$720,975

Dah Sing Financial Holdings Ltd.	50,400	115,786

Hang Lung Group Ltd.	106,000	122,030

Hang Seng Bank Ltd.	68,800	752,924

Hong Kong & China Gas Co. Ltd.	701,570	531,570

Hong Kong Exchanges & Clearing Ltd.	23,229	676,113

Kowloon Development Co. Ltd.	106,000	65,146

Link REIT	109,073	468,962

MTR Corp. Ltd.	176,053	580,361

Power Assets Holdings Ltd.	120,000	702,234

Sun Hung Kai Properties Ltd.	112,500	1,084,543

Swire Pacific Ltd., Class A	44,500	366,169

Swire Pacific Ltd., Class B	207,500	270,429

Swire Properties Ltd.	224,600	471,788

Techtronic Industries Co. Ltd.	37,000	501,594

Total Hong Kong		8,670,708

Indonesia – 0.0%

Bumitama Agri Ltd.	246,700	125,215

Ireland – 0.5%

AIB Group PLC	37,997	193,037

Bank of Ireland Group PLC	19,528	199,303

CRH PLC	18,357	1,583,377

Glanbia PLC	9,273	183,071

Kenmare Resources PLC	16,976	70,018

Kerry Group PLC, Class A	1,348	115,652

Kingspan Group PLC	1,390	126,791

Smurfit Kappa Group PLC	7,788	355,535

Total Ireland		2,826,784

Israel – 0.8%

Amot Investments Ltd.	40,900	194,470

Ashtrom Group Ltd.*	4,883	72,531

Azrieli Group Ltd.	4,340	314,510

Bank Hapoalim BM	61,905	582,603

Bank Leumi Le-Israel BM	46,927	391,560

Bezeq The Israeli Telecommunication Corp. Ltd.	111,707	144,158

Delek Group Ltd.	1,594	209,230

Elbit Systems Ltd.	675	141,515

FIBI Holdings Ltd.	3,659	163,989

First International Bank of Israel Ltd.	7,617	318,094

Gav-Yam Lands Corp. Ltd.	19,055	145,733

Harel Insurance Investments & Financial Services Ltd.*	9,427	91,061

ICL Group Ltd.	106,951	567,494

Israel Discount Bank Ltd., Class A	65,099	338,137

Mivne Real Estate KD Ltd.	41,157	102,002

Mizrahi Tefahot Bank Ltd.	11,563	435,226

Newmed Energy LP	50,616	129,562

Oil Refineries Ltd.	379,252	126,290

Phoenix Holdings Ltd.	11,207	112,324

Plus500 Ltd.	7,557	172,312

Total Israel		4,752,801

Italy – 4.4%

A2A SpA	176,607	319,196

ACEA SpA	12,120	214,931

Amplifon SpA(b)	2,152	78,557

Anima Holding SpA(c)	20,189	95,938

Assicurazioni Generali SpA	93,964	2,380,747

Azimut Holding SpA	7,384	200,803

Banca Generali SpA	4,480	178,150

Banca IFIS SpA	5,703	111,790

Banca Mediolanum SpA	50,420	554,338

Banca Popolare di Sondrio SpA	21,489	161,064

Banco BPM SpA	70,268	468,086

BPER Banca	46,363	219,316

Brembo SpA	11,467	147,002

Credito Emiliano SpA	31,156	311,921

De’ Longhi SpA	2,312	80,053

DiaSorin SpA(b)	293	28,321

Enav SpA(c)	38,012	159,285

Enel SpA	711,776	4,703,786

Eni SpA(b)	136,373	2,157,399

ERG SpA(b)	7,784	195,708

Ferrari NV	1,349	588,596

FinecoBank Banca Fineco SpA(b)	20,092	301,296

Hera SpA	58,908	207,785

Infrastrutture Wireless Italiane SpA(b)(c)	27,233	309,705

Intesa Sanpaolo SpA	809,166	2,938,923

Iren SpA	73,104	149,536

Italgas SpA	65,611	382,643

Mediobanca Banca di Credito Finanziario SpA	48,543	724,009

Moncler SpA	4,687	350,186

Piaggio & C SpA	38,518	121,970

Poste Italiane SpA(b)(c)	88,076	1,103,892

PRADA SpA	33,800	267,759

Prysmian SpA	5,092	266,114

Recordati Industria Chimica & Farmaceutica SpA	5,740	317,647

Saras SpA	80,360	153,790

Snam SpA(b)	142,917	675,437

Technogym SpA(c)	12,901	128,184

Terna – Rete Elettrica Nazionale	59,121	489,096

UniCredit SpA	52,781	2,005,097

Unieuro SpA(c)	2,751	26,249

Unipol Gruppo SpA	33,445	280,513

UnipolSai Assicurazioni SpA	109,746	318,123

Zignago Vetro SpA	8,246	118,089

Total Italy		24,991,030

Japan – 18.9%

77 Bank Ltd.	5,500	150,633

ABC-Mart, Inc.	4,200	80,437

ADEKA Corp.	7,600	161,898

Advantest Corp.	5,100	229,786

Aeon Co. Ltd.	10,300	244,663

Aeon Delight Co. Ltd.	1,400	32,746

AGC, Inc.	6,300	230,113

Air Water, Inc.	10,400	164,578

Aisin Corp.	7,100	291,844

Ajinomoto Co., Inc.	7,600	284,225

See Notes to Financial Statements.

WisdomTree Trust	31

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2024

Investments	Shares	Value

Amada Co. Ltd.(b)	15,900	$180,542

Amano Corp.	4,800	122,803

ARE Holdings, Inc.(b)	6,000	76,593

Asahi Group Holdings Ltd.	8,200	302,438

Asahi Kasei Corp.	35,373	259,901

Astellas Pharma, Inc.	46,200	501,699

Azbil Corp.(b)	1,000	27,712

Bandai Namco Holdings, Inc.	14,200	265,338

Bridgestone Corp.	24,800	1,090,679

Canon Marketing Japan, Inc.	4,200	124,547

Canon, Inc.	32,600	969,524

Capcom Co. Ltd.	2,000	36,936

Casio Computer Co. Ltd.(b)	10,800	92,483

Central Japan Railway Co.	4,500	110,787

Chiba Bank Ltd.	20,300	169,206

Chubu Electric Power Co., Inc.	25,000	328,554

Chugai Pharmaceutical Co. Ltd.	22,900	873,664

Citizen Watch Co. Ltd.(b)	16,100	105,422

CKD Corp.(b)	2,000	39,843

COMSYS Holdings Corp.	5,300	124,249

Concordia Financial Group Ltd.	32,400	164,799

Cosmo Energy Holdings Co. Ltd.(b)	3,500	177,492

Dai-ichi Life Holdings, Inc.	19,133	487,095

Daicel Corp.	10,400	104,038

Daido Steel Co. Ltd.	18,600	223,244

Daifuku Co. Ltd.	6,400	151,558

Daiichi Sankyo Co. Ltd.	10,800	340,887

Daiichikosho Co. Ltd.	3,100	39,706

Daikin Industries Ltd.(b)	3,200	435,561

Daishi Hokuetsu Financial Group, Inc.(b)	6,400	188,602

Daito Trust Construction Co. Ltd.	2,100	242,129

Daiwa House Industry Co. Ltd.	19,800	592,384

Daiwa Securities Group, Inc.	41,600	316,374

DCM Holdings Co. Ltd.	10,600	103,447

Denka Co. Ltd.(b)	1,900	29,458

Denso Corp.	72,700	1,384,876

Dentsu Group, Inc.	7,000	194,027

Dentsu Soken, Inc.	2,600	86,240

Disco Corp.	1,400	529,030

DMG Mori Co. Ltd.(b)	7,800	209,347

Doutor Nichires Holdings Co. Ltd.	9,900	136,060

Dowa Holdings Co. Ltd.(b)	2,100	73,943

East Japan Railway Co.	9,000	173,584

Ebara Corp.	3,200	291,572

EDION Corp.(b)	10,300	105,351

Electric Power Development Co. Ltd.	8,500	140,183

ENEOS Holdings, Inc.	79,700	385,111

Exedy Corp.(b)	10,600	214,318

FANUC Corp.	16,800	464,555

Fast Retailing Co. Ltd.	2,400	747,537

Fuji Electric Co. Ltd.	3,300	223,496

FUJIFILM Holdings Corp.	21,000	467,607

Fujikura Ltd.	13,100	197,177

Fujitec Co. Ltd.(b)	5,300	132,828

Fujitsu Ltd.(b)	26,000	427,764

Fukuoka Financial Group, Inc.(b)	5,900	157,728

Furuya Metal Co. Ltd.	300	22,478

G-Tekt Corp.	9,600	134,030

GS Yuasa Corp.(b)	3,000	62,361

Gunze Ltd.	5,200	189,659

Hachijuni Bank Ltd.	25,200	173,167

Hakuhodo DY Holdings, Inc.(b)	9,400	86,053

Hamamatsu Photonics KK	2,700	95,498

Hankyu Hanshin Holdings, Inc.	3,300	95,896

Haseko Corp.(b)	22,900	286,884

Heiwa Corp.	8,600	113,989

Hioki EE Corp.(b)	2,000	95,675

Hirose Electric Co. Ltd.	700	71,621

Hitachi Construction Machinery Co. Ltd.	6,700	200,055

Hitachi Ltd.	15,700	1,442,456

Honda Motor Co. Ltd.	107,500	1,343,173

Horiba Ltd.	2,000	211,834

Hoya Corp.	3,100	383,851

HU Group Holdings, Inc.(b)	1,900	30,670

Hulic Co. Ltd.	15,200	157,830

Ichibanya Co. Ltd.	18,200	144,426

Idemitsu Kosan Co. Ltd.	35,955	247,548

IHI Corp.(b)	5,100	138,127

Iida Group Holdings Co. Ltd.(b)	5,000	65,859

Iino Kaiun Kaisha Ltd.(b)	12,800	103,689

INFRONEER Holdings, Inc.(b)	11,700	111,592

Inpex Corp.	44,500	688,178

Isetan Mitsukoshi Holdings Ltd.(b)	5,200	85,708

Isuzu Motors Ltd.(b)	27,100	367,971

ITOCHU Corp.(b)	36,300	1,550,866

IwaiCosmo Holdings, Inc.(b)	17,700	262,088

Izumi Co. Ltd.	900	20,879

Japan Airlines Co. Ltd.	10,000	192,772

Japan Exchange Group, Inc.	10,800	293,290

Japan Post Holdings Co. Ltd.	126,400	1,279,493

Japan Post Insurance Co. Ltd.(b)	9,000	172,781

Japan Tobacco, Inc.	108,844	2,915,548

JFE Holdings, Inc.(b)	17,200	288,665

Joshin Denki Co. Ltd.(b)	10,100	155,359

JTEKT Corp.	14,700	138,700

K’s Holdings Corp.(b)	10,600	93,817

Kaga Electronics Co. Ltd.(b)	2,100	88,526

Kajima Corp.	14,900	307,756

Kakaku.com, Inc.	9,000	111,887

Kamigumi Co. Ltd.(b)	8,400	186,432

Kaneka Corp.	3,800	95,763

Kansai Electric Power Co., Inc.	18,605	269,772

Kao Corp.	10,200	379,977

Kawasaki Heavy Industries Ltd.(b)	4,600	154,919

KDDI Corp.	51,100	1,513,299

Keyence Corp.	1,100	505,428

Kikkoman Corp.	8,000	104,080

Kintetsu Group Holdings Co. Ltd.(b)	3,400	100,015

See Notes to Financial Statements.

32	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2024

Investments	Shares	Value

Kirin Holdings Co. Ltd.	17,900	$248,136

Kobayashi Pharmaceutical Co. Ltd.	2,200	74,063

Kobe Steel Ltd.(b)	20,400	277,131

Koei Tecmo Holdings Co. Ltd.(b)	7,600	81,351

Komatsu Ltd.	44,600	1,303,418

Konami Group Corp.	2,800	189,910

Kose Corp.	1,300	68,451

Kubota Corp.	20,400	321,343

Kurabo Industries Ltd.	2,500	57,815

Kuraray Co. Ltd.	13,400	145,338

KYB Corp.(b)	3,600	122,977

Kyowa Kirin Co. Ltd.	9,600	170,662

Kyudenko Corp.	4,100	172,539

Kyushu Financial Group, Inc.	16,000	120,731

Kyushu Railway Co.	8,000	187,281

Lawson, Inc.	2,300	157,062

Lintec Corp.	7,800	163,117

M3, Inc.	7,800	110,136

Macnica Holdings, Inc.(b)	2,500	122,716

Marubeni Corp.	70,300	1,221,175

Marui Group Co. Ltd.(b)	7,200	116,341

Mazda Motor Corp.	21,500	249,386

Medipal Holdings Corp.	6,700	102,706

MEIJI Holdings Co. Ltd.	6,400	143,185

MEITEC Group Holdings, Inc.	6,800	134,207

Minebea Mitsumi, Inc.	6,700	130,640

Mitsubishi Chemical Group Corp.	47,100	285,068

Mitsubishi Corp.	137,200	3,161,098

Mitsubishi Electric Corp.	40,800	677,192

Mitsubishi Estate Co. Ltd.	20,100	369,807

Mitsubishi Gas Chemical Co., Inc.(b)	10,100	172,844

Mitsubishi Heavy Industries Ltd.	60,000	574,251

Mitsubishi Logistics Corp.	3,700	121,626

Mitsubishi Materials Corp.(b)	3,000	57,831

Mitsubishi Shokuhin Co. Ltd.	3,100	115,115

Mitsubishi UFJ Financial Group, Inc.	383,500	3,945,353

Mitsuboshi Belting Ltd.(b)	3,700	114,170

Mitsui Chemicals, Inc.(b)	5,900	168,839

Mitsui Fudosan Co. Ltd.	38,700	421,278

Mitsui High-Tec, Inc.	500	28,818

Mitsui Mining & Smelting Co. Ltd.(b)	2,000	62,202

Miura Co. Ltd.	4,500	86,985

Mizuho Financial Group, Inc.(b)	86,230	1,735,482

Mizuho Medy Co. Ltd.(b)	3,000	66,702

Mizuno Corp.	2,400	100,856

MS&AD Insurance Group Holdings, Inc.	44,790	802,311

Murata Manufacturing Co. Ltd.	24,200	451,556

Musashi Seimitsu Industry Co. Ltd.	3,500	38,967

Nabtesco Corp.	2,000	33,830

NEC Corp.	4,300	312,247

NGK Insulators Ltd.	4,900	66,048

NHK Spring Co. Ltd.	15,500	153,315

Nichirei Corp.	5,500	150,560

Nikkon Holdings Co. Ltd.(b)	6,300	122,986

Nikon Corp.(b)	9,000	91,044

Nintendo Co. Ltd.	25,900	1,402,599

Nippon Denko Co. Ltd.	22,200	47,966

Nippon Electric Glass Co. Ltd.	8,300	212,347

Nippon Express Holdings, Inc.	3,900	199,245

Nippon Gas Co. Ltd.	7,900	134,124

Nippon Kayaku Co. Ltd.	16,400	141,520

Nippon Light Metal Holdings Co. Ltd.	7,900	94,949

Nippon Paint Holdings Co. Ltd.	23,200	164,559

Nippon Shinyaku Co. Ltd.	2,300	67,931

Nippon Steel Corp.(b)	51,500	1,248,155

Nippon Telegraph & Telephone Corp.	1,805,000	2,144,366

Nishi-Nippon Financial Holdings, Inc.	5,500	69,629

Nishimatsu Construction Co. Ltd.(b)	4,600	135,710

Nissan Chemical Corp.	3,400	128,613

Nissan Motor Co. Ltd.(b)	56,400	226,688

Nisshin Oillio Group Ltd.	3,300	112,293

Nisshin Seifun Group, Inc.	9,500	131,787

Nisshinbo Holdings, Inc.	19,200	156,295

Nissin Foods Holdings Co. Ltd.(b)	5,400	149,856

Niterra Co. Ltd.(b)	12,800	429,979

Nitto Denko Corp.	5,000	455,251

Noevir Holdings Co. Ltd.	500	17,278

NOF Corp.	12,900	177,759

Nomura Holdings, Inc.	75,000	484,456

Nomura Real Estate Holdings, Inc.	10,500	305,263

Nomura Research Institute Ltd.	10,600	297,174

Noritake Co. Ltd.	6,800	192,752

NSK Ltd.	18,000	105,102

Obayashi Corp.	15,500	190,748

Obic Co. Ltd.	600	90,290

Oji Holdings Corp.(b)	22,600	95,256

Okamura Corp.	9,800	146,989

Oki Electric Industry Co. Ltd.(b)	17,200	131,149

OKUMA Corp.(b)	2,200	103,484

Okuwa Co. Ltd.(b)	17,200	112,738

Olympus Corp.	8,800	128,647

Omron Corp.	3,600	128,710

Ono Pharmaceutical Co. Ltd.(b)	11,700	189,750

Open House Group Co. Ltd.	2,900	94,830

Oracle Corp.	3,400	257,339

Oriental Land Co. Ltd.	4,000	128,158

Osaka Gas Co. Ltd.	9,100	203,953

OSG Corp.	8,900	128,609

Otsuka Corp.	10,000	211,239

Otsuka Holdings Co. Ltd.	10,100	421,098

Panasonic Holdings Corp.	41,300	394,457

Penta-Ocean Construction Co. Ltd.	16,400	84,186

Persol Holdings Co. Ltd.	96,000	135,426

Pigeon Corp.	9,900	95,078

Pola Orbis Holdings, Inc.	6,300	60,421

Recruit Holdings Co. Ltd.	9,200	407,707

Resona Holdings, Inc.	49,000	307,673

Resonac Holdings Corp.	5,300	126,980

See Notes to Financial Statements.

WisdomTree Trust	33

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2024

Investments	Shares	Value

Ricoh Co. Ltd.	10,400	$92,871

Rohm Co. Ltd.	4,800	77,021

San-In Godo Bank Ltd.	19,600	156,313

Sankyo Co. Ltd.	18,700	206,837

Santen Pharmaceutical Co. Ltd.	10,100	102,538

Sanwa Holdings Corp.	11,500	203,717

SBI Holdings, Inc.	13,000	339,377

SCREEN Holdings Co. Ltd.(b)	2,900	382,560

SCSK Corp.	9,500	178,111

Secom Co. Ltd.	4,500	325,878

Sega Sammy Holdings, Inc.	10,600	140,988

Seiko Epson Corp.(b)	10,100	176,547

Sekisui Chemical Co. Ltd.	12,200	179,762

Sekisui House Ltd.	17,600	408,761

Senko Group Holdings Co. Ltd.(b)	10,500	79,576

Seria Co. Ltd.	7,900	157,118

Seven & i Holdings Co. Ltd.	38,700	564,090

SG Holdings Co. Ltd.	10,300	129,511

Shibusawa Warehouse Co. Ltd.	10,400	212,680

Shiga Bank Ltd.	4,300	119,188

Shimadzu Corp.	5,800	162,106

Shimano, Inc.	800	120,784

Shin-Etsu Chemical Co. Ltd.	49,900	2,170,812

Shionogi & Co. Ltd.	7,000	358,453

Shiseido Co. Ltd.	4,100	110,881

SMC Corp.	600	336,304

Sodick Co. Ltd.	19,100	90,991

SoftBank Corp.(b)	163,500	2,107,691

Sojitz Corp.(b)	14,100	371,447

Sompo Holdings, Inc.	30,300	638,653

Sony Group Corp.	5,900	506,204

St. Marc Holdings Co. Ltd.(b)	11,800	169,346

Starts Corp., Inc.	6,000	135,188

Subaru Corp.	24,500	558,168

SUMCO Corp.(b)	8,200	130,413

Sumitomo Bakelite Co. Ltd.	5,600	171,243

Sumitomo Corp.	54,800	1,322,340

Sumitomo Electric Industries Ltd.	21,000	325,729

Sumitomo Forestry Co. Ltd.	7,900	256,504

Sumitomo Heavy Industries Ltd.	3,600	112,297

Sumitomo Mitsui Financial Group, Inc.	31,500	1,854,263

Sumitomo Mitsui Trust Holdings, Inc.	23,614	516,139

Sumitomo Realty & Development Co. Ltd.	7,400	283,444

Sumitomo Rubber Industries Ltd.	6,700	83,139

Sun Frontier Fudousan Co. Ltd.	16,500	213,793

Sundrug Co. Ltd.	4,800	148,017

Suzuki Motor Corp.(b)	34,000	390,558

Sysmex Corp.	7,800	137,168

T&D Holdings, Inc.	11,500	197,372

Taiheiyo Cement Corp.	5,400	125,558

Taisei Corp.	6,200	230,229

Taiyo Yuden Co. Ltd.(b)	3,100	74,251

Takara Holdings, Inc.(b)	16,700	118,123

Takara Standard Co. Ltd.(b)	11,300	145,819

Takashimaya Co. Ltd.	13,800	222,622

Takeda Pharmaceutical Co. Ltd.(b)	47,300	1,307,630

TDK Corp.	6,400	316,353

Teijin Ltd.	6,600	61,489

Terumo Corp.	14,600	263,262

TIS, Inc.	5,400	117,352

Tobu Railway Co. Ltd.	3,800	94,934

Tocalo Co. Ltd.	12,800	151,389

Toda Corp.	15,800	106,746

Toho Co. Ltd.	1,900	62,118

Tokio Marine Holdings, Inc.	46,600	1,448,081

Tokuyama Corp.	9,900	177,598

Tokyo Electron Ltd.	7,200	1,882,480

Tokyo Gas Co. Ltd.	9,900	229,667

Tokyo Ohka Kogyo Co. Ltd.	3,600	108,919

Tokyo Seimitsu Co. Ltd.	2,300	185,024

Tokyo Steel Manufacturing Co. Ltd.(b)	4,300	47,277

Tokyo Tatemono Co. Ltd.	6,200	107,802

Tokyu Corp.(b)	8,400	102,346

Tokyu Fudosan Holdings Corp.	16,800	138,589

Toray Industries, Inc.	22,900	111,985

Tosoh Corp.(b)	15,400	209,817

Toyo Seikan Group Holdings Ltd.	12,200	196,569

Toyo Suisan Kaisha Ltd.	1,400	87,647

Toyo Tire Corp.	7,000	130,801

Toyoda Gosei Co. Ltd.(b)	6,300	135,079

Toyota Boshoku Corp.	3,100	52,621

Toyota Motor Corp.	279,650	7,006,725

Toyota Tsusho Corp.	10,600	718,947

Transcosmos, Inc.(b)	4,000	82,989

Trend Micro, Inc.(b)	3,100	160,402

Tsumura & Co.	3,200	80,833

Tsuruha Holdings, Inc.	600	42,658

UBE Corp.(b)	7,400	133,312

Ulvac, Inc.	900	58,628

Unicharm Corp.	4,700	150,119

USS Co. Ltd.	23,400	195,200

Wacoal Holdings Corp.	5,900	144,786

Welcia Holdings Co. Ltd.	5,300	89,807

West Japan Railway Co.	6,000	124,365

Yakult Honsha Co. Ltd.(b)	7,400	152,503

Yamada Holdings Co. Ltd.	23,500	68,507

Yamaguchi Financial Group, Inc.	14,500	149,316

Yamaha Motor Co. Ltd.	33,800	317,911

Yamato Holdings Co. Ltd.	7,300	104,089

Yaskawa Electric Corp.	3,800	159,261

Yokogawa Electric Corp.	6,600	152,370

Yokohama Rubber Co. Ltd.	6,000	159,609

Yondoshi Holdings, Inc.(b)	10,600	131,042

ZOZO, Inc.(b)	5,500	138,313

Total Japan		108,318,860

Jersey – 0.0%

Ithaca Energy PLC	139,275	233,999

See Notes to Financial Statements.

34	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2024

Investments	Shares	Value

Jordan – 0.0%

Hikma Pharmaceuticals PLC	7,974	$193,253

Netherlands – 2.7%

Aalberts NV	3,830	184,442

Aegon Ltd.(b)	70,103	427,769

Akzo Nobel NV	4,032	301,248

ASM International NV	228	139,347

ASML Holding NV	2,854	2,750,046

BE Semiconductor Industries NV	2,803	429,565

CTP NV(c)	10,913	194,705

Euronext NV(c)	2,588	246,523

Ferrovial SE	15,259	604,476

Heineken Holding NV	5,983	483,331

Heineken NV(b)	8,538	823,808

IMCD NV	1,198	211,349

ING Groep NV, Series N	220,144	3,624,820

JDE Peet’s NV	9,026	189,698

Koninklijke Ahold Delhaize NV	38,857	1,163,285

Koninklijke Heijmans NV	7,434	137,773

Koninklijke KPN NV	196,428	735,285

Koninklijke Vopak NV	5,995	231,337

Randstad NV(b)	6,281	331,848

RHI Magnesita NV	3,426	152,861

SBM Offshore NV(b)	11,887	189,873

Signify NV(c)	4,247	131,090

Universal Music Group NV(b)	27,093	815,781

Wolters Kluwer NV	4,644	728,253

Total Netherlands		15,228,513

Norway – 1.7%

Aker ASA, Class A	3,661	210,408

Aker BP ASA	35,212	875,707

Atea ASA*	6,685	79,984

Austevoll Seafood ASA	13,062	102,583

DNB Bank ASA	101,487	2,012,228

DNO ASA	109,065	98,020

Equinor ASA	68,744	1,814,822

Gjensidige Forsikring ASA	15,092	218,688

Hoegh Autoliners ASA	23,074	196,101

Kongsberg Gruppen ASA	5,534	382,329

Leroy Seafood Group ASA	26,652	117,333

Mowi ASA	14,269	261,676

MPC Container Ships ASA	61,332	70,923

Orkla ASA	31,426	221,720

Protector Forsikring ASA	6,765	141,553

Rana Gruber ASA	13,648	99,134

SpareBank 1 Nord Norge	19,827	174,719

SpareBank 1 Oestlandet	8,153	93,490

SpareBank 1 SR-Bank ASA	20,189	253,093

Sparebanken Vest	11,920	127,896

Storebrand ASA	15,191	140,027

Telenor ASA	82,524	918,531

Var Energi ASA	182,291	599,033

Veidekke ASA	11,764	127,957

Wallenius Wilhelmsen ASA	46,148	375,825

Total Norway		9,713,780

Portugal – 0.4%

Altri SGPS SA(b)	18,374	103,784

EDP – Energias de Portugal SA	125,391	488,874

Galp Energia SGPS SA	22,227	367,639

Jeronimo Martins SGPS SA	11,385	225,997

Navigator Co. SA	87,508	382,760

NOS SGPS SA(b)	38,632	151,286

REN – Redes Energeticas Nacionais SGPS SA	62,490	148,476

Semapa-Sociedade de Investimento & Gestao	11,905	191,575

Sonae SGPS SA	136,532	129,760

Total Portugal		2,190,151

Singapore – 2.3%

CapitaLand Investment Ltd.	149,000	295,880

City Developments Ltd.(b)	24,900	107,932

ComfortDelGro Corp. Ltd.	127,400	132,158

DBS Group Holdings Ltd.	126,276	3,371,165

Genting Singapore Ltd.	321,300	210,692

Keppel Infrastructure Trust	370,320	135,824

Keppel Ltd.	104,500	568,339

Netlink NBN Trust(a)	348,000	220,465

Oversea-Chinese Banking Corp. Ltd.	259,795	2,596,795

Raffles Medical Group Ltd.	119,500	92,086

Sembcorp Industries Ltd.	39,100	156,446

Sheng Siong Group Ltd.	165,900	188,076

Singapore Airlines Ltd.(b)	197,500	936,574

Singapore Exchange Ltd.	50,800	346,672

Singapore Technologies Engineering Ltd.	95,426	284,242

Singapore Telecommunications Ltd.	713,700	1,337,923

United Overseas Bank Ltd.	94,901	2,061,017

Venture Corp. Ltd.(b)	21,900	231,560

Wing Tai Holdings Ltd.	105,200	109,908

Total Singapore		13,383,754

Spain – 5.1%

Acciona SA(b)	1,483	180,745

Acerinox SA	14,393	158,009

ACS Actividades de Construccion y Servicios SA	12,715	532,535

Aena SME SA(c)	5,453	1,074,492

Amadeus IT Group SA	7,062	453,346

Atresmedia Corp. de Medios de Comunicacion SA	42,307	202,505

Banco Bilbao Vizcaya Argentaria SA	366,243	4,366,788

Banco de Sabadell SA	145,416	228,507

Banco Santander SA	335,543	1,638,530

Bankinter SA(b)	34,354	251,628

CaixaBank SA(b)	292,255	1,418,150

Cia de Distribucion Integral Logista Holdings SA	8,646	241,846

CIE Automotive SA	4,939	141,888

Corp. ACCIONA Energias Renovables SA(b)	6,786	147,897

Enagas SA	12,866	191,268

Endesa SA	94,322	1,748,560

Faes Farma SA	40,967	139,148

See Notes to Financial Statements.

WisdomTree Trust	35

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2024

Investments	Shares	Value

Fluidra SA	10,673	$252,668

Fomento de Construcciones y Contratas SA	14,433	197,028

Gestamp Automocion SA(c)	26,257	84,506

Grupo Catalana Occidente SA	7,065	270,491

Iberdrola SA	310,284	3,852,051

Industria de Diseno Textil SA	119,684	6,032,504

Inmobiliaria Colonial Socimi SA(b)	20,803	123,345

Mapfre SA(b)	163,972	414,744

Merlin Properties Socimi SA	47,233	508,841

Naturgy Energy Group SA(b)	51,350	1,114,706

Redeia Corp. SA	21,273	363,117

Repsol SA	46,755	779,649

Sacyr SA	40,716	150,389

Telefonica SA	335,139	1,480,014

Unicaja Banco SA(c)	105,433	130,606

Viscofan SA(b)	2,308	146,816

Total Spain		29,017,317

Sweden – 2.4%

AAK AB	5,113	121,649

AFRY AB	6,937	110,939

Alfa Laval AB	6,330	249,113

Assa Abloy AB, Class B	13,831	397,237

Atlas Copco AB, Class A	37,517	634,371

Atlas Copco AB, Class B	22,657	335,111

Avanza Bank Holding AB(b)	5,264	113,673

Axfood AB	8,124	236,443

Billerud Aktiebolag	9,819	88,175

Dometic Group AB(c)	12,192	98,675

Epiroc AB, Class A	17,821	335,167

Essity AB, Class B(b)	14,113	335,515

Evolution AB(c)	3,775	469,766

H & M Hennes & Mauritz AB, Class B	45,398	741,221

Hexpol AB	17,304	211,352

Hufvudstaden AB, Class A(b)	9,574	116,400

Husqvarna AB, Class B(b)	24,950	213,832

Indutrade AB*	5,644	154,077

Investment AB Latour, Class B(b)	7,869	207,164

Lifco AB, Class B	8,047	210,420

Lindab International AB	3,338	71,801

Loomis AB	4,341	121,307

NCC AB, Class B	9,591	132,125

Nibe Industrier AB, Class B(b)	8,035	39,496

Nordnet AB publ(b)	10,857	199,420

Peab AB, Class B(b)	28,207	177,669

Saab AB, Class B	2,155	191,867

Sagax AB, Class B	5,377	142,011

Sandvik AB	21,532	478,663

Securitas AB, Class B(b)	13,924	143,699

Skandinaviska Enskilda Banken AB, Class A(b)	113,894	1,543,959

Skanska AB, Class B(b)	13,292	236,811

SKF AB, Class B(b)	12,436	254,126

Svenska Cellulosa AB SCA, Class B	4,604	70,744

Svenska Handelsbanken AB, Class A	74,238	751,572

Sweco AB, Class B	9,161	103,240

Swedbank AB, Class A(b)	63,525	1,261,280

Thule Group AB(b)(c)	6,116	184,579

Trelleborg AB, Class B	6,870	246,013

Volvo AB, Class A(b)	11,703	322,657

Volvo AB, Class B(b)	54,191	1,470,251

Wihlborgs Fastigheter AB	18,324	170,000

Total Sweden		13,693,590

Switzerland – 9.3%

ABB Ltd., Registered Shares	54,415	2,530,748

Accelleron Industries AG	4,620	173,269

Adecco Group AG, Registered Shares	8,920	353,156

Allreal Holding AG, Registered Shares	868	149,180

Baloise Holding AG, Registered Shares	2,094	328,503

Banque Cantonale Vaudoise, Registered Shares(b)	3,415	397,349

BKW AG	1,391	213,739

Cembra Money Bank AG(b)	1,151	96,481

Cie Financiere Richemont SA, Class A, Registered Shares	8,358	1,275,924

Clariant AG, Registered Shares*(b)	4,059	54,934

Coca-Cola HBC AG*	12,934	408,962

DKSH Holding AG	2,172	147,943

DSM-Firmenich AG	3,807	433,358

EFG International AG*	16,409	205,135

Flughafen Zurich AG, Registered Shares	818	185,814

Galenica AG(c)	1,982	165,478

Geberit AG, Registered Shares	808	478,144

Georg Fischer AG, Registered Shares	3,049	226,466

Givaudan SA, Registered Shares	123	548,427

Helvetia Holding AG, Registered Shares(b)	3,052	421,188

Holcim AG, Registered Shares	25,967	2,354,241

Julius Baer Group Ltd.	9,926	573,938

Kuehne & Nagel International AG, Registered Shares(b)	7,224	2,013,128

Logitech International SA, Registered Shares	2,738	245,499

Nestle SA, Registered Shares	81,028	8,613,779

Novartis AG, Registered Shares	88,443	8,579,177

OC Oerlikon Corp. AG, Registered Shares(b)	39,022	172,083

Partners Group Holding AG	698	998,139

PSP Swiss Property AG, Registered Shares	1,639	215,088

Roche Holding AG	18,102	4,616,442

Roche Holding AG, Bearer Shares	3,382	912,430

Schindler Holding AG, Participation Certificate	1,082	272,813

Schindler Holding AG, Registered Shares	670	163,651

SFS Group AG(b)	1,648	217,001

SGS SA, Registered Shares*(b)	8,353	811,466

SIG Group AG*(b)	6,178	137,182

Sika AG, Registered Shares	1,479	441,056

Sonova Holding AG, Registered Shares	772	223,792

Stadler Rail AG(b)	2,822	89,983

STMicroelectronics NV	6,172	266,097

Straumann Holding AG, Registered Shares	980	156,678

Sulzer AG, Registered Shares	2,262	275,498

Swatch Group AG, Bearer Shares(b)	1,137	264,336

See Notes to Financial Statements.

36	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2024

Investments	Shares	Value

Swiss Life Holding AG, Registered Shares	1,460	$1,024,772

Swiss Prime Site AG, Registered Shares	3,414	322,372

Swiss Re AG	18,278	2,352,986

Swisscom AG, Registered Shares*	2,223	1,360,900

UBS Group AG, Registered Shares	80,100	2,466,941

VAT Group AG(c)	630	326,856

Vontobel Holding AG, Registered Shares	3,143	190,876

Zurich Insurance Group AG	7,702	4,158,413

Total Switzerland		53,611,811

United Kingdom – 12.8%

4imprint Group PLC	2,136	171,072

Admiral Group PLC	8,520	305,343

Airtel Africa PLC(c)	168,496	225,198

Antofagasta PLC	26,328	678,148

Ashmore Group PLC	51,104	126,338

Ashtead Group PLC	6,046	430,761

Associated British Foods PLC	12,195	384,825

Assura PLC	19,265	10,299

AstraZeneca PLC	36,943	4,983,235

Auto Trader Group PLC(c)	19,018	168,219

BAE Systems PLC	86,427	1,473,369

Balfour Beatty PLC	19,758	95,394

Barclays PLC	613,530	1,419,876

Beazley PLC	17,139	144,086

Bellway PLC	6,605	222,278

Berkeley Group Holdings PLC	3,500	210,369

Big Yellow Group PLC	10,233	137,542

Bodycote PLC	13,888	122,194

BP PLC	540,500	3,384,573

British American Tobacco PLC	160,762	4,886,167

British Land Co. PLC	50,978	254,501

Britvic PLC	14,154	146,974

BT Group PLC(b)	484,497	671,103

Bunzl PLC	7,459	287,200

Burberry Group PLC	9,189	140,805

Centrica PLC	134,434	216,780

Clarkson PLC	2,057	104,200

Compass Group PLC	33,239	975,408

Computacenter PLC	3,622	123,355

ConvaTec Group PLC(c)	46,170	167,041

Cranswick PLC	2,571	133,031

DCC PLC	3,295	239,755

Derwent London PLC	2,992	81,943

Diageo PLC	45,419	1,678,522

Diploma PLC	3,981	187,179

Drax Group PLC	17,005	107,709

DS Smith PLC	103,861	520,480

Dunelm Group PLC	7,975	114,042

Games Workshop Group PLC	1,582	200,646

Genus PLC	777	17,324

Grainger PLC	38,250	124,567

Greggs PLC	5,553	201,606

Haleon PLC	65,099	273,929

Halma PLC	4,714	141,013

Harbour Energy PLC(b)	50,474	175,854

Hargreaves Lansdown PLC(b)	15,866	147,514

Hays PLC	132,554	158,155

Helical PLC(b)	40,917	107,512

Howden Joinery Group PLC	17,528	200,786

HSBC Holdings PLC	1,188,849	9,296,225

IMI PLC	8,399	192,572

Imperial Brands PLC	55,768	1,246,946

Inchcape PLC	11,542	105,562

Informa PLC	34,304	360,197

InterContinental Hotels Group PLC	3,391	353,061

Intertek Group PLC	3,146	198,113

Investec PLC	25,286	169,807

ITV PLC	196,691	183,619

J Sainsbury PLC	101,240	345,818

Johnson Matthey PLC	8,594	194,220

Land Securities Group PLC	30,158	250,755

Lloyds Banking Group PLC	2,826,116	1,847,879

London Stock Exchange Group PLC	4,540	544,266

LondonMetric Property PLC	33,151	85,096

Morgan Sindall Group PLC	4,411	129,275

National Grid PLC	218,757	2,945,835

NatWest Group PLC	533,328	1,788,744

Next PLC	3,127	364,681

PageGroup PLC	23,337	132,249

Pan African Resources PLC	107,207	30,472

Pearson PLC	14,917	196,353

Pennon Group PLC	11,592	94,817

Primary Health Properties PLC(b)	152,006	180,020

Prudential PLC	36,750	344,934

PZ Cussons PLC(b)	66,078	74,875

QinetiQ Group PLC	26,720	123,270

Reckitt Benckiser Group PLC	25,617	1,460,114

Redde Northgate PLC	21,992	105,986

Redrow PLC	17,905	150,526

RELX PLC	40,196	1,738,625

Renishaw PLC	2,565	137,710

Rentokil Initial PLC	31,355	186,837

Rightmove PLC	15,196	105,503

Rotork PLC	32,779	136,150

RS Group PLC	9,009	82,714

RWS Holdings PLC	37,511	88,896

Safestore Holdings PLC	7,113	67,796

Sage Group PLC	25,961	415,024

Savills PLC	8,013	107,905

Schroders PLC	55,408	263,598

Serco Group PLC	52,840	126,625

Serica Energy PLC	33,118	78,861

Severn Trent PLC	8,417	262,630

Shell PLC	167,946	5,569,142

Smith & Nephew PLC	19,215	240,695

Smiths Group PLC	13,252	274,797

Spectris PLC	3,482	145,463

Spirax-Sarco Engineering PLC	1,243	157,807

See Notes to Financial Statements.

WisdomTree Trust	37

Schedule of Investments (concluded)

WisdomTree International Equity Fund (DWM)

March 31, 2024

Investments	Shares	Value

Spirent Communications PLC	25,852	$65,315

SSE PLC	68,198	1,421,493

St. James’s Place PLC	31,393	184,208

Standard Chartered PLC	44,193	374,821

Tate & Lyle PLC	14,326	111,751

TBC Bank Group PLC	4,861	197,422

Telecom Plus PLC	2,970	61,080

Tesco PLC	303,591	1,137,495

TORM PLC, Class A	6,707	227,435

Travis Perkins PLC	22,162	204,204

Unilever PLC	100,289	5,036,564

Unite Group PLC	13,804	170,543

United Utilities Group PLC	23,915	310,867

Vesuvius PLC	18,685	116,886

Victrex PLC	3,407	55,908

Virgin Money U.K. PLC	86,251	233,058

Vodafone Group PLC	2,082,903	1,853,963

Weir Group PLC	4,873	124,471

WH Smith PLC	9,470	157,552

Whitbread PLC	4,582	191,821

Wincanton PLC	5,997	45,454

Workspace Group PLC(b)	4,165	26,965

Total United Kingdom		73,470,561

United States – 1.9%

GSK PLC	170,571	3,681,585

Stellantis NV	256,907	7,309,672

Total United States		10,991,257
TOTAL COMMON STOCKS (Cost: $442,294,544)		568,094,047

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 8.2%

United States – 8.2%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(d)
(Cost: $47,002,513)	47,002,513	47,002,513

TOTAL INVESTMENTS IN SECURITIES – 107.2% (Cost: $489,297,057)		615,096,560

Other Assets less Liabilities – (7.2)%		(41,201,618)

NET ASSETS – 100.0%		$573,894,942
*	Non-income producing security.

(a)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(b)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $58,538,673 and the total market value of the collateral held by the Fund was $62,030,876. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $15,028,363.

(c)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)	Rate shown represents annualized 7-day yield as of March 31, 2024.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$568,094,047	$—	$—	$568,094,047
Investment of Cash Collateral for Securities Loaned	—	47,002,513	—	47,002,513
Total Investments in Securities	$568,094,047	$47,002,513	$—	$615,096,560

See Notes to Financial Statements.

38	WisdomTree Trust

Schedule of Investments

WisdomTree International High Dividend Fund (DTH)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 98.9%
Australia – 11.6%

Accent Group Ltd.(a)	58,086	$76,927

AMP Ltd.	76,451	58,356

Ampol Ltd.	16,171	419,783

ANZ Group Holdings Ltd.	96,768	1,856,064

APA Group	89,934	493,439

Aurizon Holdings Ltd.(a)	85,699	223,640

Bank of Queensland Ltd.(a)	32,209	132,803

Bendigo & Adelaide Bank Ltd.(a)	33,241	222,286

Centuria Capital Group(a)	96,611	110,301

Champion Iron Ltd.(a)	17,525	84,721

Charter Hall Group(a)	27,197	243,971

Coles Group Ltd.	93,018	1,028,003

Commonwealth Bank of Australia	40,730	3,197,705

CSR Ltd.	49,186	283,024

Dalrymple Bay Infrastructure Ltd.	65,354	116,825

Dexus(a)	92,515	477,422

Dicker Data Ltd.	6,571	46,170

Eagers Automotive Ltd.(a)	15,456	142,782

Endeavour Group Ltd.(a)	85,576	307,622

First Resources Ltd.	160,600	163,028

GPT Group(a)	141,535	421,982

GrainCorp Ltd., Class A	10,741	57,741

GWA Group Ltd.	36,950	64,605

Harvey Norman Holdings Ltd.(a)	93,277	313,398

Helia Group Ltd.	19,899	50,760

IGO Ltd.(a)	46,782	215,780

Incitec Pivot Ltd.	203,637	383,945

Inghams Group Ltd.(a)	25,954	60,787

IPH Ltd.(a)	14,292	58,835

JB Hi-Fi Ltd.(a)	12,531	525,258

Macquarie Group Ltd.	9,321	1,214,380

Magellan Financial Group Ltd.	13,311	85,886

McMillan Shakespeare Ltd.	8,683	111,200

Medibank Pvt Ltd.	62,837	154,141

Metcash Ltd.	97,572	248,895

Mirvac Group(a)	240,295	369,974

Myer Holdings Ltd.(a)	79,931	42,500

National Australia Bank Ltd.	92,497	2,090,352

New Hope Corp. Ltd.	93,808	284,582

Nick Scali Ltd.(a)	6,677	67,084

Nine Entertainment Co. Holdings Ltd.(a)	120,139	134,028

NRW Holdings Ltd.	26,669	50,979

Origin Energy Ltd.	72,344	434,214

Orora Ltd.	98,324	174,479

Perenti Ltd.	54,665	34,950

Pilbara Minerals Ltd.(a)	205,140	512,582

Premier Investments Ltd.	8,260	176,807

Rio Tinto Ltd.(a)	21,167	1,681,426

Rio Tinto PLC	82,880	5,252,706

Santos Ltd.	165,624	837,411

Scentre Group	389,666	861,799

SmartGroup Corp. Ltd.(a)	10,252	64,944

Stockland	180,180	570,115

Suncorp Group Ltd.	29,458	314,797

Super Retail Group Ltd.	22,691	238,338

Telstra Group Ltd.	810,623	2,041,363

Terracom Ltd.(a)	116,932	18,309

Transurban Group	160,753	1,396,938

Ventia Services Group Pty. Ltd.	87,588	219,998

Vicinity Ltd.	344,170	478,263

Viva Energy Group Ltd.(b)	127,255	307,178

Waypoint REIT Ltd.(a)	62,830	104,525

Westpac Banking Corp.	118,982	2,025,983

Whitehaven Coal Ltd.	92,676	429,279

Woodside Energy Group Ltd.	202,568	4,030,738

Yancoal Australia Ltd.(a)	178,863	611,457

Total Australia		39,510,563

Austria – 1.4%

ANDRITZ AG	5,446	339,961

BAWAG Group AG*(b)	3,440	218,082

Erste Group Bank AG	18,564	828,029

Kontron AG	3,737	82,495

Mondi PLC	22,441	395,605

Oesterreichische Post AG	3,284	112,254

OMV AG	23,431	1,109,898

Telekom Austria AG*	50,590	423,438

UNIQA Insurance Group AG	21,385	184,997

Verbund AG	7,803	570,946

Vienna Insurance Group AG Wiener Versicherung Gruppe	3,765	117,513

voestalpine AG	12,366	347,237

Total Austria		4,730,455

Belgium – 0.9%

Aedifica SA	3,691	227,019

Ageas SA	7,797	361,419

Bekaert SA	4,057	208,299

bpost SA	14,665	54,863

Cofinimmo SA	3,802	249,039

Exmar NV(a)	7,799	64,604

KBC Group NV	16,527	1,239,089

Melexis NV	2,354	191,055

Solvay SA(a)	6,801	185,830

Warehouses De Pauw CVA	9,651	275,795

Xior Student Housing NV(c)	3,426	103,602

Total Belgium		3,160,614

China – 0.7%

BOC Aviation Ltd.(b)	33,200	255,794

BOC Hong Kong Holdings Ltd.	378,047	1,011,964

CITIC Telecom International Holdings Ltd.	532,000	171,976

Qingdao Port International Co. Ltd., Class H(a)(b)	145,000	85,224

Wilmar International Ltd.	310,600	789,388

Total China		2,314,346

Denmark – 0.4%

D/S Norden AS	6,345	258,522

See Notes to Financial Statements.

WisdomTree Trust	39

Schedule of Investments (continued)

WisdomTree International High Dividend Fund (DTH)

March 31, 2024

Investments	Shares	Value

Danske Bank AS	19,045	$569,709

Scandinavian Tobacco Group AS(b)	7,845	140,623

Spar Nord Bank AS	4,547	75,844

Sydbank AS	2,452	126,674

Tryg AS	16,263	334,844

Total Denmark		1,506,216

Egypt – 0.1%

Energean PLC	22,850	315,497

Finland – 2.2%

Citycon OYJ*(a)	19,196	79,319

Elisa OYJ	14,092	629,321

Kemira OYJ	9,885	187,040

Kesko OYJ, Class B	19,665	367,739

Kone OYJ, Class B	20,405	950,693

Konecranes OYJ	5,308	275,797

Metsa Board OYJ, Class B(a)	26,565	201,405

Nordea Bank Abp(a)	220,340	2,456,328

Orion OYJ, Class B	4,779	178,427

Outokumpu OYJ(a)	32,012	139,329

Puuilo OYJ	6,233	66,677

Sampo OYJ, Class A	11,708	499,653

Sanoma OYJ(a)	4,235	31,148

TietoEVRY OYJ(a)	9,833	208,251

UPM-Kymmene OYJ	25,848	861,762

Valmet OYJ(a)	12,708	334,744

Total Finland		7,467,633

France – 11.0%

Amundi SA(b)	8,988	617,853

Antin Infrastructure Partners SA	5,329	77,351

AXA SA	106,753	4,013,934

BNP Paribas SA	45,812	3,258,552

Bouygues SA	22,253	909,177

Cie des Alpes	3,662	53,392

Cie Generale des Etablissements Michelin SCA	49,619	1,903,464

Coface SA	15,608	246,950

Credit Agricole SA	146,448	2,185,191

Derichebourg SA	14,831	70,509

Eiffage SA	6,677	758,253

Eramet SA	1,632	124,172

Etablissements Maurel & Prom SA	9,311	56,263

Fnac Darty SA(a)	1,420	44,505

Gecina SA	4,629	473,186

Imerys SA	5,586	190,518

Klepierre SA(a)	22,889	593,283

La Francaise des Jeux SAEM(b)	13,565	553,485

Metropole Television SA	10,879	162,376

Orange SA	171,681	2,018,804

Publicis Groupe SA	15,990	1,745,053

Rexel SA	30,055	812,459

Rubis SCA	15,805	558,852

SCOR SE	4,714	163,272

Societe BIC SA	2,104	150,428

Societe Generale SA	33,774	904,968

Television Francaise 1 SA(a)	17,148	156,863

TotalEnergies SE	183,872	12,603,983

Veolia Environnement SA	48,859	1,589,891

Verallia SA(b)	8,628	335,829

Vicat SACA	2,286	90,238

Wendel SE	1,234	126,075

Total France		37,549,129

Georgia – 0.1%

Bank of Georgia Group PLC	2,957	188,639

Germany – 10.5%

Allianz SE, Registered Shares	16,104	4,831,586

Bayer AG, Registered Shares	60,243	1,849,725

Bayerische Motoren Werke AG	88,576	10,232,015

Bilfinger SE	1,684	78,751

Daimler Truck Holding AG	38,419	1,948,489

Deutsche Post AG, Registered Shares	64,696	2,788,928

DWS Group GmbH & Co. KGaA(b)	7,650	336,924

E.ON SE	187,269	2,605,998

Evonik Industries AG	33,534	663,671

Freenet AG	9,693	273,017

Hamborner REIT AG	8,921	66,094

Hamburger Hafen und Logistik AG*	3,823	68,539

HochTief AG	5,156	599,725

Instone Real Estate Group SE(b)	1,713	16,521

K&S AG, Registered Shares	12,452	194,460

Lanxess AG	4,702	125,989

Mercedes-Benz Group AG	103,884	8,281,092

SAF-Holland SE	3,631	74,077

Salzgitter AG	2,955	77,232

Siltronic AG	1,137	100,938

Sixt SE	1,749	174,631

Stroeer SE & Co. KGaA	4,105	250,044

Suedzucker AG	10,531	151,153

Wacker Neuson SE	6,855	127,042

Total Germany		35,916,641

Hong Kong – 2.5%

Bank of East Asia Ltd.	57,600	68,592

CLP Holdings Ltd.	138,500	1,103,371

Dah Sing Financial Holdings Ltd.	18,800	43,190

Hang Lung Group Ltd.	94,000	108,215

Hang Seng Bank Ltd.	53,300	583,297

Hong Kong & China Gas Co. Ltd.	1,197,000	906,951

Link REIT	191,250	822,284

MTR Corp. Ltd.	284,500	937,858

Power Assets Holdings Ltd.	163,018	953,973

Sun Hung Kai Properties Ltd.	173,500	1,672,607

Swire Pacific Ltd., Class B	330,000	430,080

Swire Properties Ltd.	397,800	835,607

Total Hong Kong		8,466,025

Indonesia – 0.0%

Bumitama Agri Ltd.	278,400	141,304

See Notes to Financial Statements.

40	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International High Dividend Fund (DTH)

March 31, 2024

Investments	Shares	Value

Ireland – 0.2%

Cairn Homes PLC	45,638	$78,665

Kenmare Resources PLC	20,635	85,109

Smurfit Kappa Group PLC	12,892	588,541

Total Ireland		752,315

Israel – 1.2%

Amot Investments Ltd.	47,251	224,667

Ashtrom Group Ltd.*	9,081	134,888

Bank Hapoalim BM	48,857	459,805

Bank Leumi Le-Israel BM	38,087	317,799

Bezeq The Israeli Telecommunication Corp. Ltd.	151,572	195,603

Delek Group Ltd.	2,150	282,233

FIBI Holdings Ltd.	2,816	126,208

First International Bank of Israel Ltd.	5,788	241,713

Harel Insurance Investments & Financial Services Ltd.*	9,621	92,935

ICL Group Ltd.	151,859	805,781

Israel Discount Bank Ltd., Class A	50,615	262,904

Isramco Negev 2 LP	143,604	70,162

Magic Software Enterprises Ltd.	5,590	64,739

Mega Or Holdings Ltd.	2,766	74,161

Mivne Real Estate KD Ltd.	43,212	107,095

Mizrahi Tefahot Bank Ltd.	6,909	260,052

Oil Refineries Ltd.	711,238	236,840

Plus500 Ltd.	2,974	67,812

Total Israel		4,025,397

Italy – 7.2%

A2A SpA	247,894	448,039

ACEA SpA	16,707	296,275

Anima Holding SpA(b)	6,556	31,154

Arnoldo Mondadori Editore SpA	27,259	68,594

Assicurazioni Generali SpA	74,253	1,881,333

Azimut Holding SpA	4,463	121,369

Banca Generali SpA	4,821	191,710

Banca IFIS SpA	4,058	79,545

Banca Mediolanum SpA	37,038	407,210

Banca Popolare di Sondrio SpA	18,587	139,313

Banco BPM SpA	56,455	376,072

BPER Banca	30,574	144,627

Credito Emiliano SpA	13,135	131,502

Enav SpA(b)	38,413	160,966

Enel SpA	1,077,712	7,122,081

Eni SpA(a)	205,993	3,258,776

ERG SpA(a)	6,751	169,736

FinecoBank Banca Fineco SpA(a)	14,573	218,534

Hera SpA	75,373	265,862

Intesa Sanpaolo SpA	647,101	2,350,296

Iren SpA	75,541	154,521

Italgas SpA	84,213	491,130

Mediobanca Banca di Credito Finanziario SpA	34,988	521,839

Piaggio & C SpA	47,551	150,573

Poste Italiane SpA(b)	69,056	865,506

RAI Way SpA(b)	25,725	144,194

Saras SpA	115,378	220,806

Snam SpA	218,180	1,031,136

Terna – Rete Elettrica Nazionale	89,454	740,035

UniCredit SpA	41,814	1,588,472

Unipol Gruppo SpA	28,075	235,473

UnipolSai Assicurazioni SpA	106,589	308,972

Zignago Vetro SpA	6,347	90,894

Total Italy		24,406,545

Japan – 7.5%

AGC, Inc.	9,300	339,690

ARE Holdings, Inc.(a)	4,700	59,998

Artience Co. Ltd.	4,500	86,584

Autobacs Seven Co. Ltd.(a)	14,700	155,746

Citizen Watch Co. Ltd.(a)	12,200	79,885

Cosmo Energy Holdings Co. Ltd.	4,400	223,133

Daido Steel Co. Ltd.(a)	18,800	225,645

Eagle Industry Co. Ltd.	6,500	78,681

Elematec Corp.	7,400	93,829

ENEOS Holdings, Inc.	129,800	627,194

Exedy Corp.(a)	4,700	95,028

Godo Steel Ltd.	2,400	90,707

Hakuto Co. Ltd.(a)	3,200	119,251

Haseko Corp.(a)	16,000	200,443

Hazama Ando Corp.(a)	15,500	121,464

Iino Kaiun Kaisha Ltd.(a)	9,400	76,147

Inaba Denki Sangyo Co. Ltd.	7,400	171,377

Inabata & Co. Ltd.	4,400	92,306

Isuzu Motors Ltd.(a)	42,600	578,433

Japan Post Holdings Co. Ltd.	105,600	1,068,943

Japan Post Insurance Co. Ltd.	8,600	165,102

Japan Tobacco, Inc.	172,500	4,620,668

Kanematsu Corp.	8,600	147,287

Ki-Star Real Estate Co. Ltd.	700	17,853

Kumagai Gumi Co. Ltd.	3,000	82,758

KYB Corp.(a)	3,700	126,393

Kyoei Steel Ltd.	5,000	79,685

Matsui Securities Co. Ltd.(a)	18,700	102,060

Mitsubishi Gas Chemical Co., Inc.(a)	10,600	181,400

Mitsuboshi Belting Ltd.(a)	4,700	145,026

Mitsui DM Sugar Holdings Co. Ltd.	4,600	94,678

Mitsui Matsushima Holdings Co. Ltd.(a)	2,900	55,837

Mitsui Mining & Smelting Co. Ltd.(a)	4,100	127,515

Mitsui-Soko Holdings Co. Ltd.	2,100	65,285

MS&AD Insurance Group Holdings, Inc.	34,800	623,363

Nippon Electric Glass Co. Ltd.	5,800	148,387

Nippon Soda Co. Ltd.(a)	2,900	116,119

Nippon Steel Corp.(a)	78,100	1,892,833

Nippon Yakin Kogyo Co. Ltd.(a)	2,000	63,365

Nishimatsu Construction Co. Ltd.(a)	2,900	85,556

Niterra Co. Ltd.(a)	15,200	510,600

Nittoc Construction Co. Ltd.	12,000	93,085

Noevir Holdings Co. Ltd.	4,600	158,961

NS United Kaiun Kaisha Ltd.	2,300	70,058

See Notes to Financial Statements.

WisdomTree Trust	41

Schedule of Investments (continued)

WisdomTree International High Dividend Fund (DTH)

March 31, 2024

Investments	Shares	Value

Okumura Corp.	3,500	$117,711

PHC Holdings Corp.(a)	8,600	70,234

Pigeon Corp.	8,600	82,593

Roland Corp.	2,100	63,273

San-Ai Obbli Co. Ltd.	6,600	91,056

Sangetsu Corp.	5,600	123,585

SBI Holdings, Inc.(a)	8,500	221,900

Seino Holdings Co. Ltd.(a)	8,400	117,387

Sekisui House Ltd.	27,900	647,980

SoftBank Corp.(a)	256,100	3,301,405

Sojitz Corp.(a)	16,680	439,414

Sompo Holdings, Inc.	25,500	537,481

SUMCO Corp.(a)	20,100	319,672

Sumitomo Corp.	80,000	1,930,424

Sumitomo Mitsui Trust Holdings, Inc.	16,400	358,460

Takeda Pharmaceutical Co. Ltd.(a)	76,100	2,103,818

Tama Home Co. Ltd.	2,600	77,994

Tokyu Construction Co. Ltd.	18,300	100,965

Tosoh Corp.(a)	14,900	203,005

Toyo Seikan Group Holdings Ltd.	8,400	135,342

UACJ Corp.	2,900	84,407

UBE Corp.(a)	7,000	126,106

Yuasa Trading Co. Ltd.	2,800	98,979

Total Japan		25,711,549

Jersey – 0.1%

Ithaca Energy PLC	201,184	338,014

Netherlands – 1.8%

Aegon Ltd.(a)	59,775	364,747

Brunel International NV(a)	4,336	47,672

ING Groep NV, Series N	173,265	2,852,926

Koninklijke BAM Groep NV	25,144	95,370

Koninklijke Heijmans NV	4,516	83,694

Koninklijke KPN NV	289,618	1,084,121

Koninklijke Vopak NV	8,070	311,408

Randstad NV(a)	10,573	558,610

RHI Magnesita NV	2,598	115,918

SBM Offshore NV(a)	17,312	276,528

Signify NV(b)	8,554	264,031

Wereldhave NV	5,390	84,058

Total Netherlands		6,139,083

Norway – 2.3%

Aker ASA, Class A	3,641	209,259

Aker BP ASA	50,546	1,257,057

Atea ASA*	6,919	82,784

Austevoll Seafood ASA	16,725	131,351

Belships ASA	26,731	51,498

DNB Bank ASA	77,336	1,533,375

DNO ASA	108,040	97,099

Europris ASA(b)	11,490	82,612

Gjensidige Forsikring ASA	11,771	170,566

Gram Car Carriers ASA	2,538	46,602

Grieg Seafood ASA	8,003	50,164

Hoegh Autoliners ASA	33,610	285,645

Klaveness Combination Carriers ASA(b)	11,169	96,982

Leroy Seafood Group ASA	37,738	166,138

MPC Container Ships ASA	97,541	112,794

Protector Forsikring ASA	3,387	70,871

Rana Gruber ASA	9,650	70,094

SpareBank 1 Nord Norge	10,616	93,550

SpareBank 1 SMN	4,259	54,098

SpareBank 1 SR-Bank ASA	12,813	160,626

Sparebanken Vest	5,980	64,162

Storebrand ASA	6,889	63,501

Telenor ASA	119,786	1,333,274

TGS ASA	5,441	59,282

Var Energi ASA	273,460	898,627

Veidekke ASA	18,173	197,667

Wallenius Wilhelmsen ASA	68,441	557,377

Total Norway		7,997,055

Portugal – 0.8%

Altri SGPS SA	18,057	101,993

EDP – Energias de Portugal SA	210,230	819,645

Galp Energia SGPS SA	29,272	484,165

Navigator Co. SA	121,129	529,818

NOS SGPS SA	66,091	258,818

REN – Redes Energeticas Nacionais SGPS SA	63,877	151,772

Semapa-Sociedade de Investimento & Gestao	10,885	175,161

Sonae SGPS SA	184,268	175,128

Total Portugal		2,696,500

Singapore – 3.7%

Aztech Global Ltd.(c)	67,000	50,637

DBS Group Holdings Ltd.	102,300	2,731,083

Delfi Ltd.	42,400	28,275

Digital Core REIT Management Pte. Ltd.	94,700	56,820

Genting Singapore Ltd.	521,100	341,711

Geo Energy Resources Ltd.	172,000	43,969

Keppel Infrastructure Trust	521,936	191,433

Keppel Ltd.	153,300	833,745

Netlink NBN Trust(c)	167,100	105,861

Oversea-Chinese Banking Corp. Ltd.	218,092	2,179,950

Propnex Ltd.(c)	106,100	72,327

Sheng Siong Group Ltd.	71,900	81,511

Singapore Airlines Ltd.(a)	295,800	1,402,727

Singapore Technologies Engineering Ltd.	138,895	413,721

Singapore Telecommunications Ltd.	1,213,300	2,274,488

StarHub Ltd.	88,900	77,728

United Overseas Bank Ltd.	76,000	1,650,533

Venture Corp. Ltd.	23,000	243,191

Total Singapore		12,779,710

Spain – 6.7%

Acerinox SA	15,637	171,666

ACS Actividades de Construccion y Servicios SA	16,856	705,970

Atresmedia Corp. de Medios de Comunicacion SA	45,574	218,143

Banco Bilbao Vizcaya Argentaria SA	286,549	3,416,581

Bankinter SA(a)	29,988	219,649

See Notes to Financial Statements.

42	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International High Dividend Fund (DTH)

March 31, 2024

Investments	Shares	Value

CaixaBank SA(a)	227,958	$1,106,152

Cia de Distribucion Integral Logista Holdings SA	13,089	366,125

Enagas SA	29,682	441,259

Endesa SA	144,574	2,680,141

Faes Farma SA	28,018	95,166

Fomento de Construcciones y Contratas SA	19,795	270,225

Iberdrola SA	481,676	5,979,814

Inmobiliaria Colonial Socimi SA(a)	27,806	164,867

Mapfre SA(a)	118,330	299,299

Merlin Properties Socimi SA	59,217	637,945

Naturgy Energy Group SA(a)	78,575	1,705,706

Neinor Homes SA(a)(b)	8,618	94,564

Prosegur Cash SA(a)(b)	88,917	45,999

Redeia Corp. SA	37,755	644,455

Repsol SA	67,064	1,118,306

Sacyr SA(a)	36,672	135,452

Telefonica SA	495,166	2,186,712

Unicaja Banco SA(b)	73,644	91,227

Total Spain		22,795,423

Sweden – 1.4%

AFRY AB	6,853	109,596

Avanza Bank Holding AB(a)	3,303	71,326

Bilia AB, Class A	9,580	122,924

Billerud Aktiebolag	14,204	127,552

Bravida Holding AB(b)	10,990	96,512

Cloetta AB, Class B	10,020	17,046

H & M Hennes & Mauritz AB, Class B	67,072	1,095,097

Hexpol AB	10,192	124,486

Inwido AB	3,573	48,753

Loomis AB	3,434	95,962

NCC AB, Class B	4,443	61,206

Peab AB, Class B	29,667	186,865

Sagax AB, Class D(a)	18,338	51,279

Securitas AB, Class B(a)	22,356	230,719

Skanska AB, Class B(a)	19,389	345,435

SKF AB, Class B(a)	17,503	357,668

Svenska Handelsbanken AB, Class A	59,593	603,309

Swedbank AB, Class A(a)	48,563	964,211

Wihlborgs Fastigheter AB	16,223	150,508

Total Sweden		4,860,454

Switzerland – 5.5%

Adecco Group AG, Registered Shares	12,925	511,719

Allreal Holding AG, Registered Shares	754	129,587

Baloise Holding AG, Registered Shares	1,280	200,804

Cembra Money Bank AG(a)	1,257	105,367

EFG International AG*	10,918	136,490

Helvetia Holding AG, Registered Shares(a)	2,075	286,358

Holcim AG, Registered Shares	39,607	3,590,882

Julius Baer Group Ltd.	7,650	442,336

Kuehne & Nagel International AG, Registered Shares(a)	10,782	3,004,643

Mobilezone Holding AG, Registered Shares(a)	3,536	58,338

OC Oerlikon Corp. AG, Registered Shares(a)	37,865	166,981

SGS SA, Registered Shares*(a)	12,527	1,216,956

Sulzer AG, Registered Shares	2,552	310,819

Swiss Life Holding AG, Registered Shares	1,151	807,885

Swiss Prime Site AG, Registered Shares	4,989	471,094

Swiss Re AG	14,478	1,863,799

Swisscom AG, Registered Shares*	3,244	1,985,946

Vontobel Holding AG, Registered Shares	1,564	94,983

Zurich Insurance Group AG	6,268	3,384,177

Total Switzerland		18,769,164

United Kingdom – 14.2%

4imprint Group PLC	2,859	228,977

Admiral Group PLC	6,708	240,404

Ashmore Group PLC	42,859	105,955

Assura PLC	271,662	145,233

Barclays PLC	478,619	1,107,655

Bellway PLC	8,659	291,401

Big Yellow Group PLC	10,174	136,749

BP PLC	796,558	4,987,990

Bridgepoint Group PLC(b)	21,706	71,347

British American Tobacco PLC	242,726	7,377,364

British Land Co. PLC	76,962	384,222

BT Group PLC(a)	712,094	986,360

DCC PLC	4,648	338,203

Derwent London PLC	5,323	145,782

Dr. Martens PLC(a)	53,854	59,697

Drax Group PLC	23,184	146,846

DS Smith PLC	137,891	691,015

Dunelm Group PLC	14,398	205,891

FDM Group Holdings PLC	11,375	49,287

Games Workshop Group PLC	2,434	308,705

Halfords Group PLC	13,151	26,664

Harbour Energy PLC	68,158	237,465

Hargreaves Lansdown PLC(a)	15,704	146,008

Hays PLC	110,020	131,269

Hilton Food Group PLC	3,814	40,616

Hollywood Bowl Group PLC	17,342	72,185

HSBC Holdings PLC	932,715	7,293,381

Ibstock PLC(b)	24,794	47,201

Imperial Brands PLC	82,025	1,834,040

Inchcape PLC	21,501	196,647

Investec PLC	25,600	171,915

ITV PLC	346,829	323,779

J Sainsbury PLC	128,396	438,579

Johnson Matthey PLC	10,725	242,380

Keller Group PLC	4,311	57,073

Land Securities Group PLC	54,123	450,017

Lloyds Banking Group PLC	2,191,954	1,433,227

LondonMetric Property PLC	57,194	146,813

Marshalls PLC	17,561	60,961

Me Group International PLC	25,279	53,138

Moneysupermarket.com Group PLC	31,226	86,703

Morgan Advanced Materials PLC	21,627	77,863

Morgan Sindall Group PLC	3,411	99,968

See Notes to Financial Statements.

WisdomTree Trust	43

Schedule of Investments (continued)

WisdomTree International High Dividend Fund (DTH)

March 31, 2024

Investments	Shares	Value

National Grid PLC	346,784	$4,669,878

NatWest Group PLC	415,129	1,392,313

PageGroup PLC	45,546	258,106

Pennon Group PLC	16,603	135,805

Pets at Home Group PLC	24,618	83,469

Primary Health Properties PLC(a)	121,377	143,746

PZ Cussons PLC(a)	33,478	37,935

Redde Northgate PLC	30,955	149,181

Redrow PLC	23,066	193,914

RWS Holdings PLC	26,931	63,823

Safestore Holdings PLC	11,282	107,531

Savills PLC	7,970	107,326

Schroders PLC	54,780	260,610

Serica Energy PLC	41,192	98,087

Severn Trent PLC	10,667	332,835

Spirent Communications PLC	44,421	112,230

SSE PLC	102,870	2,144,184

St. James’s Place PLC	14,916	87,524

SThree PLC	11,676	63,424

TBC Bank Group PLC	2,928	118,916

Telecom Plus PLC	4,546	93,492

Tesco PLC	455,088	1,705,123

TORM PLC, Class A	9,890	335,371

Travis Perkins PLC	13,144	121,111

Tyman PLC	9,408	34,406

United Utilities Group PLC	29,531	383,869

Vesuvius PLC	26,981	168,783

Victrex PLC	4,550	74,664

Virgin Money U.K. PLC	57,336	154,927

Vodafone Group PLC	3,120,751	2,777,736

Wickes Group PLC	31,789	62,284

Workspace Group PLC(a)	12,026	77,858

Total United Kingdom		48,227,436

United States – 4.9%

GSK PLC	259,610	5,603,393

Noram Drilling AS*	10,263	35,429

Stellantis NV	386,735	11,003,615

Total United States		16,642,437
TOTAL COMMON STOCKS (Cost: $303,887,111)		337,408,144

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 7.4%

United States – 7.4%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(d)
(Cost: $25,323,176)	25,323,176	25,323,176

TOTAL INVESTMENTS IN SECURITIES – 106.3% (Cost: $329,210,287)		362,731,320

Other Assets less Liabilities – (6.3)%		(21,679,272)

NET ASSETS – 100.0%		$341,052,048
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $37,547,501 and the total market value of the collateral held by the Fund was $39,813,240. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $14,490,064.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Rate shown represents annualized 7-day yield as of March 31, 2024.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2024 were as follows:

Affiliate	Value at 3/31/2023	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2024	Dividend Income
WisdomTree International LargeCap Dividend Fund^	$1,054,486	$13,948,070	$14,845,754	$3,404	$(160,206)	$—	$142,778

^	As of March 31, 2024, the Fund did not hold a position in this affiliate.

See Notes to Financial Statements.

44	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree International High Dividend Fund (DTH)

March 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Barclays Bank PLC	4/2/2024	130,301	USD	200,000	AUD	$—	$(179)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$337,408,144	$—	$—	$337,408,144
Investment of Cash Collateral for Securities Loaned	—	25,323,176	—	25,323,176
Total Investments in Securities	$337,408,144	$25,323,176	$—	$362,731,320
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(179)	$—	$(179)
Total – Net	$337,408,144	$25,322,997	$—	$362,731,141

1 Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	45

Schedule of Investments

WisdomTree International LargeCap Dividend Fund (DOL)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 99.0%

Australia – 6.4%

ANZ Group Holdings Ltd.	126,066	$2,418,016

Aristocrat Leisure Ltd.	14,294	400,992

Commonwealth Bank of Australia	58,363	4,582,068

CSL Ltd.	7,117	1,336,850

Goodman Group	22,169	488,996

Macquarie Group Ltd.	11,375	1,481,984

National Australia Bank Ltd.	111,521	2,520,278

QBE Insurance Group Ltd.	50,174	593,459

Rio Tinto Ltd.(a)	19,792	1,572,202

Rio Tinto PLC	65,712	4,164,646

Santos Ltd.	142,933	722,684

Telstra Group Ltd.	653,314	1,645,217

Transurban Group	150,935	1,311,620

Wesfarmers Ltd.	58,153	2,595,029

Westpac Banking Corp.	172,879	2,943,721

Woodside Energy Group Ltd.	167,221	3,327,397

Woolworths Group Ltd.	35,100	759,568

Total Australia		32,864,727

Austria – 0.5%

Erste Group Bank AG	26,306	1,173,353

OMV AG	19,168	907,965

Verbund AG	6,450	471,946

Total Austria		2,553,264

Belgium – 0.6%

Anheuser-Busch InBev SA	22,295	1,359,478

KBC Group NV	24,067	1,804,389

Total Belgium		3,163,867

China – 0.4%

BOC Hong Kong Holdings Ltd.	449,634	1,203,589

Prosus NV	11,250	353,261

Wilmar International Ltd.	264,200	671,463

Total China		2,228,313

Denmark – 1.6%

Carlsberg AS, Class B	4,522	617,818

Coloplast AS, Class B	5,255	709,442

Danske Bank AS	26,379	789,097

DSV AS	1,933	314,027

Novo Nordisk AS, Class B	46,709	5,960,275

Total Denmark		8,390,659

Finland – 1.2%

Kone OYJ, Class B	17,096	796,523

Nokia OYJ	175,119	622,422

Nordea Bank Abp(a)	309,586	3,451,233

Sampo OYJ, Class A	14,063	600,155

UPM-Kymmene OYJ	22,483	749,574

Total Finland		6,219,907

France – 14.4%

Air Liquide SA	12,568	2,617,502

Airbus SE	9,754	1,798,419

AXA SA	148,516	5,584,231

BNP Paribas SA	60,277	4,287,430

Capgemini SE	3,277	754,903

Cie de Saint-Gobain SA	17,510	1,360,254

Cie Generale des Etablissements Michelin SCA	41,558	1,594,231

Credit Agricole SA	205,460	3,065,726

Danone SA	31,442	2,033,706

Dassault Aviation SA	1,128	248,521

Dassault Systemes SE	6,966	308,755

EssilorLuxottica SA	7,790	1,764,248

Hermes International SCA	1,011	2,583,388

Kering SA	3,877	1,533,966

L’Oreal SA	10,631	5,036,351

Legrand SA	8,499	901,553

LVMH Moet Hennessy Louis Vuitton SE	8,032	7,231,980

Orange SA	149,790	1,761,387

Pernod Ricard SA	6,341	1,026,900

Publicis Groupe SA	13,778	1,503,648

Safran SA	5,161	1,170,793

Sanofi SA	46,451	4,563,197

Schneider Electric SE	16,624	3,764,039

Societe Generale SA	40,672	1,089,798

Sodexo SA	3,136	269,189

Thales SA	4,270	728,863

TotalEnergies SE(a)	153,154	10,498,338

Veolia Environnement SA	41,123	1,338,159

Vinci SA	30,241	3,878,735

Total France		74,298,210

Germany – 10.8%

Allianz SE, Registered Shares	22,368	6,710,936

Bayer AG, Registered Shares	44,287	1,359,806

Bayerische Motoren Werke AG	73,204	8,456,291

Beiersdorf AG	1,972	287,411

Commerzbank AG	14,546	199,984

Continental AG	4,542	328,169

Daimler Truck Holding AG	32,100	1,628,009

Deutsche Bank AG, Registered Shares	42,323	666,526

Deutsche Boerse AG	3,113	637,611

Deutsche Post AG, Registered Shares	54,284	2,340,085

Deutsche Telekom AG, Registered Shares	221,223	5,375,718

E.ON SE	153,262	2,132,763

Hannover Rueck SE	3,918	1,073,516

Heidelberg Materials AG	9,538	1,050,191

Henkel AG & Co. KGaA	4,473	322,507

Infineon Technologies AG	14,252	485,084

Mercedes-Benz Group AG	86,763	6,916,295

Merck KGaA	1,713	302,667

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	4,483	2,189,874

RWE AG	16,151	548,759

SAP SE	17,615	3,433,107

Siemens AG, Registered Shares	35,679	6,818,856

Siemens Healthineers AG*(b)	20,939	1,282,673

See Notes to Financial Statements.

46	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International LargeCap Dividend Fund (DOL)

March 31, 2024

Investments	Shares	Value

Talanx AG	8,756	$694,106

Vonovia SE	28,077	830,854

Total Germany		56,071,798

Hong Kong – 1.2%

AIA Group Ltd.	180,804	1,213,992

CLP Holdings Ltd.	125,500	999,805

Hang Seng Bank Ltd.	76,018	831,915

Hong Kong Exchanges & Clearing Ltd.	29,624	862,249

MTR Corp. Ltd.	172,938	570,093

Sun Hung Kai Properties Ltd.	133,442	1,286,432

Techtronic Industries Co. Ltd.	46,500	630,382

Total Hong Kong		6,394,868

Ireland – 0.4%

CRH PLC	21,910	1,889,841

Kerry Group PLC, Class A	3,230	277,118

Total Ireland		2,166,959

Italy – 4.0%

Assicurazioni Generali SpA	105,118	2,663,353

Enel SpA	886,029	5,855,340

Eni SpA	174,779	2,764,976

Ferrari NV	1,726	753,088

Intesa Sanpaolo SpA	908,716	3,300,493

Moncler SpA	5,788	432,447

Poste Italiane SpA(b)	99,106	1,242,135

PRADA SpA	44,300	350,938

Snam SpA	133,555	631,192

Terna – Rete Elettrica Nazionale(a)	85,827	710,029

UniCredit SpA(a)	57,842	2,197,360

Total Italy		20,901,351

Japan – 16.1%

Aeon Co. Ltd.	11,045	262,359

Ajinomoto Co., Inc.	7,600	284,225

Asahi Group Holdings Ltd.	9,935	366,429

Astellas Pharma, Inc.(a)	52,100	565,769

Bridgestone Corp.	32,555	1,431,736

Canon, Inc.	40,136	1,193,645

Central Japan Railway Co.	10,800	265,888

Chugai Pharmaceutical Co. Ltd.	30,100	1,148,352

Dai-ichi Life Holdings, Inc.	20,800	529,535

Daiichi Sankyo Co. Ltd.	15,300	482,924

Daikin Industries Ltd.(a)	3,400	462,784

Daiwa House Industry Co. Ltd.	30,500	912,511

Denso Corp.	88,500	1,685,854

Disco Corp.	1,700	642,393

East Japan Railway Co.	15,000	289,306

FANUC Corp.	10,275	284,125

Fast Retailing Co. Ltd.	2,700	840,979

FUJIFILM Holdings Corp.	23,700	527,728

Fujitsu Ltd.(a)	28,000	460,669

Hitachi Ltd.	21,400	1,966,150

Honda Motor Co. Ltd.	143,900	1,797,977

Hoya Corp.	2,600	321,940

Inpex Corp.	40,700	629,412

ITOCHU Corp.(a)	43,100	1,841,386

Japan Post Holdings Co. Ltd.	148,500	1,503,201

Japan Tobacco, Inc.	143,909	3,854,816

Kao Corp.	9,700	361,351

KDDI Corp.	68,480	2,027,998

Keyence Corp.	1,300	597,324

Komatsu Ltd.	56,367	1,647,304

Kubota Corp.	25,800	406,404

Marubeni Corp.	86,200	1,497,372

Mitsubishi Corp.	170,415	3,926,374

Mitsubishi Electric Corp.	33,681	559,032

Mitsubishi Estate Co. Ltd.	27,500	505,955

Mitsubishi Heavy Industries Ltd.	68,000	650,818

Mitsubishi UFJ Financial Group, Inc.	417,700	4,297,194

Mitsui Fudosan Co. Ltd.	49,200	535,578

Mizuho Financial Group, Inc.(a)	102,714	2,067,243

MS&AD Insurance Group Holdings, Inc.	53,100	951,165

Murata Manufacturing Co. Ltd.	34,630	646,173

Nintendo Co. Ltd.	32,200	1,743,772

Nippon Steel Corp.(a)	66,300	1,606,848

Nippon Telegraph & Telephone Corp.	2,358,000	2,801,337

Nissan Motor Co. Ltd.(a)	69,600	279,743

Otsuka Holdings Co. Ltd.	7,600	316,865

Panasonic Holdings Corp.	49,984	477,398

Recruit Holdings Co. Ltd.	8,000	354,528

Secom Co. Ltd.	5,600	405,537

Seven & i Holdings Co. Ltd.	55,800	813,339

Shin-Etsu Chemical Co. Ltd.	62,900	2,736,355

Shionogi & Co. Ltd.	9,300	476,230

SMC Corp.	650	364,330

SoftBank Corp.(a)	208,700	2,690,368

Sompo Holdings, Inc.	34,800	733,503

Sony Group Corp.	8,100	694,959

Subaru Corp.	31,800	724,480

Sumitomo Corp.	69,110	1,667,645

Sumitomo Mitsui Financial Group, Inc.	35,894	2,112,918

Sumitomo Mitsui Trust Holdings, Inc.	24,500	535,505

Suzuki Motor Corp.(a)	32,868	377,555

Takeda Pharmaceutical Co. Ltd.(a)	50,000	1,382,272

TDK Corp.	7,600	375,669

Terumo Corp.	19,800	357,027

Tokio Marine Holdings, Inc.	51,200	1,591,024

Tokyo Electron Ltd.	9,950	2,601,483

Toyota Motor Corp.	350,265	8,776,008

Toyota Tsusho Corp.	12,200	827,467

Total Japan		83,053,543

Netherlands – 2.6%

ASML Holding NV	3,720	3,584,502

Ferrovial SE	16,542	655,301

Heineken Holding NV	7,081	572,032

Heineken NV(a)	11,237	1,084,227

ING Groep NV, Series N	240,910	3,966,747

See Notes to Financial Statements.

WisdomTree Trust	47

Schedule of Investments (continued)

WisdomTree International LargeCap Dividend Fund (DOL)

March 31, 2024

Investments	Shares	Value

JDE Peet’s NV(a)	12,228	$256,993

Koninklijke Ahold Delhaize NV	48,667	1,456,973

Universal Music Group NV(a)	34,541	1,040,043

Wolters Kluwer NV	5,227	819,677

Total Netherlands		13,436,495

Norway – 1.2%

Aker BP ASA	42,021	1,045,044

DNB Bank ASA	112,127	2,223,192

Equinor ASA	85,791	2,264,858

Telenor ASA	67,410	750,305

Total Norway		6,283,399

Portugal – 0.2%

EDP – Energias de Portugal SA	176,514	688,193

Jeronimo Martins SGPS SA	14,886	295,493

Total Portugal		983,686

Singapore – 2.3%

DBS Group Holdings Ltd.	142,534	3,805,202

Oversea-Chinese Banking Corp. Ltd.	313,312	3,131,727

Singapore Airlines Ltd.(a)	240,600	1,140,960

Singapore Telecommunications Ltd.	856,900	1,606,370

United Overseas Bank Ltd.	108,486	2,356,050

Total Singapore		12,040,309

Spain – 5.6%

Aena SME SA(b)	6,860	1,351,735

Amadeus IT Group SA	9,216	591,623

Banco Bilbao Vizcaya Argentaria SA	399,113	4,758,704

Banco Santander SA	369,650	1,805,082

CaixaBank SA(a)	322,152	1,563,223

Endesa SA	121,077	2,244,550

Iberdrola SA	397,771	4,938,168

Industria de Diseno Textil SA	147,058	7,412,252

Naturgy Energy Group SA(a)	64,937	1,409,652

Repsol SA	58,561	976,516

Telefonica SA	422,647	1,866,460

Total Spain		28,917,965

Sweden – 2.2%

Alfa Laval AB	6,339	249,467

Assa Abloy AB, Class B	19,152	550,061

Atlas Copco AB, Class A	43,112	728,976

Atlas Copco AB, Class B	30,407	449,738

Epiroc AB, Class A	20,292	381,640

Essity AB, Class B(a)	13,084	311,052

Evolution AB(b)	4,583	570,314

H & M Hennes & Mauritz AB, Class B	55,178	900,901

Sandvik AB	30,972	688,518

Skandinaviska Enskilda Banken AB, Class A(a)	129,754	1,758,959

Svenska Handelsbanken AB, Class A	88,639	897,365

Swedbank AB, Class A(a)	64,014	1,270,988

Volvo AB, Class A(a)	8,052	221,997

Volvo AB, Class B(a)	77,494	2,102,483

Total Sweden		11,082,459

Switzerland – 11.0%

ABB Ltd., Registered Shares	68,626	3,191,677

Cie Financiere Richemont SA, Class A, Registered Shares	10,576	1,614,522

DSM-Firmenich AG	3,906	444,628

Geberit AG, Registered Shares	937	554,481

Givaudan SA, Registered Shares	177	789,199

Holcim AG, Registered Shares	32,847	2,978,002

Kuehne & Nagel International AG, Registered Shares(a)	9,032	2,516,967

Nestle SA, Registered Shares	102,000	10,843,233

Novartis AG, Registered Shares	111,039	10,771,042

Partners Group Holding AG	743	1,062,489

Roche Holding AG	21,941	5,595,479

Roche Holding AG, Bearer Shares	5,435	1,466,309

Schindler Holding AG, Participation Certificate	1,045	263,483

Schindler Holding AG, Registered Shares	1,073	262,085

SGS SA, Registered Shares*(a)	10,555	1,025,383

Sika AG, Registered Shares	2,088	622,668

Sonova Holding AG, Registered Shares	830	240,605

Swiss Life Holding AG, Registered Shares	1,613	1,132,162

Swiss Re AG	20,003	2,575,050

Swisscom AG, Registered Shares*	2,883	1,764,945

UBS Group AG, Registered Shares	87,068	2,681,544

Zurich Insurance Group AG	8,637	4,663,232

Total Switzerland		57,059,185

United Kingdom – 13.6%

Antofagasta PLC	31,860	820,639

Ashtead Group PLC	7,234	515,403

Associated British Foods PLC	14,547	459,045

AstraZeneca PLC	47,055	6,347,241

BAE Systems PLC	108,617	1,851,655

Barclays PLC	678,301	1,569,774

BP PLC	668,491	4,186,044

British American Tobacco PLC	201,127	6,113,012

BT Group PLC(a)	604,126	836,807

Compass Group PLC	42,467	1,246,207

Diageo PLC	50,990	1,884,406

Haleon PLC	110,098	463,280

HSBC Holdings PLC	1,296,397	10,137,198

Imperial Brands PLC	69,971	1,564,518

Lloyds Banking Group PLC	3,168,793	2,071,941

London Stock Exchange Group PLC	5,031	603,128

National Grid PLC	286,643	3,860,005

NatWest Group PLC	582,224	1,952,738

Prudential PLC	38,341	359,867

Reckitt Benckiser Group PLC	31,387	1,788,991

RELX PLC	49,901	2,158,402

Rentokil Initial PLC	44,025	262,334

Shell PLC	209,783	6,956,469

SSE PLC	85,080	1,773,375

Standard Chartered PLC	54,233	459,975

Tesco PLC	376,081	1,409,100

Unilever PLC	125,816	6,318,542

See Notes to Financial Statements.

48	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree International LargeCap Dividend Fund (DOL)

March 31, 2024

Investments	Shares	Value

Vodafone Group PLC	2,582,920	$2,299,021

Total United Kingdom		70,269,117

United States – 2.7%

GSK PLC	217,882	4,702,741

Stellantis NV	320,248	9,111,887

Total United States		13,814,628
TOTAL COMMON STOCKS (Cost: $386,600,785)		512,194,709

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 7.1%

United States – 7.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(c)
(Cost: $37,005,699)	37,005,699	37,005,699

TOTAL INVESTMENTS IN SECURITIES – 106.1% (Cost: $423,606,484)		549,200,408

Other Assets less Liabilities – (6.1)%		(31,781,480)

NET ASSETS – 100.0%		$517,418,928

*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $41,407,871 and the total market value of the collateral held by the Fund was $43,910,063. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $6,904,364.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2024.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2024 were as follows:

Affiliate	Value at 3/31/2023	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2024	Dividend Income
WisdomTree International MidCap Dividend Fund^	$344,680	$5,161,771	$5,580,571	$93,724	$(19,604)	$—	$48,092
^	As of March 31, 2024, the Fund did not hold a position in this affiliate.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$512,194,709	$—	$—	$512,194,709
Investment of Cash Collateral for Securities Loaned	—	37,005,699	—	37,005,699
Total Investments in Securities	$512,194,709	$37,005,699	$—	$549,200,408

See Notes to Financial Statements.

WisdomTree Trust	49

Schedule of Investments

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 99.3%

Australia – 11.7%

AGL Energy Ltd.	27,420	$149,193

ALS Ltd.	24,795	212,394

Altium Ltd.	1,659	70,590

Ampol Ltd.	14,045	364,594

APA Group	77,844	427,105

Aurizon Holdings Ltd.	74,885	195,420

Bank of Queensland Ltd.(a)	45,809	188,878

Beach Energy Ltd.	55,021	65,869

Bendigo & Adelaide Bank Ltd.	55,943	374,096

BlueScope Steel Ltd.	13,487	209,854

Brambles Ltd.	59,975	631,912

Brickworks Ltd.(a)	3,768	70,011

CAR Group Ltd.	9,381	220,816

Challenger Ltd.	24,936	115,667

Charter Hall Group(a)	21,934	196,759

Cleanaway Waste Management Ltd.	47,043	83,479

Cochlear Ltd.	1,312	288,900

Coles Group Ltd.	81,219	897,604

Computershare Ltd.	15,880	270,503

Dexus(a)	74,672	385,344

Domino’s Pizza Enterprises Ltd.(a)	1,800	50,954

Endeavour Group Ltd.(a)	74,149	266,545

GPT Group(a)	120,418	359,022

Harvey Norman Holdings Ltd.(a)	80,616	270,859

IDP Education Ltd.(a)	5,663	66,206

IGO Ltd.(a)	40,488	186,750

Incitec Pivot Ltd.	178,599	336,737

Insurance Australia Group Ltd.	61,322	256,041

JB Hi-Fi Ltd.(a)	11,027	462,215

Lottery Corp. Ltd.	104,507	351,129

Medibank Pvt Ltd.	110,998	272,281

Mineral Resources Ltd.(a)	5,585	258,226

Mirvac Group(a)	213,487	328,698

New Hope Corp. Ltd.(a)	81,839	248,272

Northern Star Resources Ltd.	25,312	238,951

Orica Ltd.	11,662	138,927

Origin Energy Ltd.	64,444	386,798

Pilbara Minerals Ltd.(a)	177,085	442,481

Premier Investments Ltd.	7,023	150,329

Qube Holdings Ltd.(a)	49,919	111,054

Ramsay Health Care Ltd.(a)	3,319	122,362

REA Group Ltd.(a)	1,722	208,363

Reece Ltd.(a)	12,677	232,400

Scentre Group	335,791	742,648

SEEK Ltd.(a)	7,507	122,684

Seven Group Holdings Ltd.(a)	8,100	215,447

Sonic Healthcare Ltd.	14,645	280,995

Steadfast Group Ltd.	34,862	133,735

Stockland	159,542	504,813

Suncorp Group Ltd.	53,025	566,642

TPG Telecom Ltd.(a)	64,772	190,580

Treasury Wine Estates Ltd.(a)	18,248	148,217

Vicinity Ltd.	302,756	420,713

Viva Energy Group Ltd.(b)	110,491	266,712

Whitehaven Coal Ltd.	80,758	374,074

Worley Ltd.	15,969	174,504

Yancoal Australia Ltd.(a)	154,963	529,753

Total Australia		15,836,105

Austria – 1.7%

ANDRITZ AG	4,629	288,961

BAWAG Group AG*(b)	6,400	405,734

CA Immobilien Anlagen AG	3,101	109,515

Mondi PLC	19,173	337,994

Telekom Austria AG*	34,372	287,694

UNIQA Insurance Group AG	28,962	250,544

Vienna Insurance Group AG Wiener Versicherung Gruppe	5,550	173,227

voestalpine AG	10,460	293,717

Wienerberger AG	3,994	145,624

Total Austria		2,293,010

Belgium – 1.6%

Ackermans & van Haaren NV	685	119,848

Aedifica SA	3,171	195,035

Ageas SA	14,275	661,697

Azelis Group NV	3,784	80,059

Bekaert SA	3,266	167,687

Colruyt Group NV	2,392	110,619

D’ieteren Group	1,062	235,815

Melexis NV(a)	1,950	158,266

Solvay SA(a)	5,981	163,425

Tessenderlo Group SA	3,290	86,165

Warehouses De Pauw CVA	8,155	233,044

Total Belgium		2,211,660

China – 0.2%

BOC Aviation Ltd.(b)	29,300	225,746

Qingdao Port International Co. Ltd., Class H(a)(b)	115,000	67,591

Total China		293,337

Denmark – 1.6%

H Lundbeck AS	17,342	83,414

ISS AS	3,622	65,921

Novonesis (Novozymes) B, Class B	6,800	398,952

Pandora AS	2,509	404,877

Rockwool AS, Class B*	213	69,977

Royal Unibrew AS	1,543	102,033

Sydbank AS	4,216	217,805

Topdanmark AS	4,309	184,052

Tryg AS	28,750	591,942

Total Denmark		2,118,973

Egypt – 0.2%

Energean PLC(a)	19,526	269,602

Finland – 2.2%

Cargotec OYJ, Class B	1,827	127,367

Elisa OYJ	12,213	545,408

See Notes to Financial Statements.

50	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2024

Investments	Shares	Value

Huhtamaki OYJ(a)	3,009	$126,187

Kemira OYJ	8,624	163,180

Kesko OYJ, Class A(a)	3,406	64,594

Kesko OYJ, Class B	19,892	371,984

Konecranes OYJ	4,483	232,931

Metsa Board OYJ, Class B(a)	23,352	177,046

Metso OYJ	27,173	322,962

Orion OYJ, Class B	4,114	153,599

TietoEVRY OYJ(a)	8,067	170,849

Valmet OYJ(a)	10,786	284,116

Wartsila OYJ Abp	14,151	215,339

Total Finland		2,955,562

France – 7.9%

Accor SA	5,654	264,404

Aeroports de Paris SA	2,700	370,624

Alten SA	612	89,362

Amundi SA(b)	15,451	1,062,133

Arkema SA	2,755	290,220

BioMerieux	1,079	119,154

Bouygues SA	19,035	777,702

Bureau Veritas SA	22,098	674,926

Carrefour SA	22,062	378,253

Eiffage SA	5,808	659,568

Elis SA	8,283	188,395

Eurazeo SE	3,024	265,356

Gaztransport & Technigaz SA	956	142,998

Gecina SA	4,033	412,261

Getlink SE	24,838	423,299

Imerys SA	4,767	162,585

Interparfums SA	2,565	144,604

Ipsen SA	918	109,356

Klepierre SA(a)	19,824	513,838

La Francaise des Jeux SAEM(b)	11,853	483,631

Nexans SA	1,251	130,920

Remy Cointreau SA	857	86,484

Renault SA	2,062	104,211

Rexel SA	25,897	700,058

SCOR SE	8,283	286,887

SEB SA	1,334	170,869

Societe BIC SA	1,758	125,690

Sopra Steria Group	468	113,421

SPIE SA	6,981	262,525

Technip Energies NV	4,767	120,523

Teleperformance SE	1,917	186,498

Valeo SE	6,047	75,691

Verallia SA(b)	7,538	293,403

Vivendi SE	27,728	302,457

Wendel SE	1,764	180,224

Total France		10,672,530

Germany – 4.8%

AIXTRON SE	1,299	34,372

Aurubis AG	961	67,649

Bechtle AG	1,840	97,333

Brenntag SE	4,050	341,522

Carl Zeiss Meditec AG, Bearer Shares	1,250	156,330

CTS Eventim AG & Co. KGaA	2,596	231,163

DWS Group GmbH & Co. KGaA(b)	13,030	573,873

Evonik Industries AG	28,143	556,978

Fielmann Group AG	1,452	66,741

Freenet AG	7,535	212,234

Fresenius Medical Care AG	9,565	368,272

GEA Group AG	4,894	207,140

Gerresheimer AG	440	49,611

HochTief AG	4,436	515,978

Hugo Boss AG	1,835	108,246

K&S AG, Registered Shares	10,170	158,823

Knorr-Bremse AG	3,855	291,854

Krones AG	566	75,004

MTU Aero Engines AG	950	241,315

Nemetschek SE	641	63,496

Puma SE	2,312	104,922

Rheinmetall AG	687	386,561

Scout24 SE(b)	1,335	100,724

Siltronic AG	1,003	89,042

Sixt SE	1,403	140,084

Softwareone Holding AG*	2,802	51,703

Stroeer SE & Co. KGaA	3,359	204,603

Suedzucker AG	9,018	129,437

Symrise AG	1,406	168,475

thyssenkrupp AG	13,087	70,302

Traton SE	16,774	603,985

United Internet AG, Registered Shares	4,237	95,455

Total Germany		6,563,227

Hong Kong – 2.9%

Bank of East Asia Ltd.	128,580	153,117

Hong Kong & China Gas Co. Ltd.	1,034,000	783,448

Link REIT	167,400	719,740

Power Assets Holdings Ltd.	143,000	836,829

Swire Pacific Ltd., Class A	47,000	386,740

Swire Pacific Ltd., Class B	267,500	348,626

Swire Properties Ltd.	347,000	728,898

Total Hong Kong		3,957,398

Ireland – 0.9%

AIB Group PLC	52,935	268,927

Bank of Ireland Group PLC	23,429	239,116

Glanbia PLC	8,119	160,289

Smurfit Kappa Group PLC	11,006	502,441

Total Ireland		1,170,773

Israel – 3.3%

Azrieli Group Ltd.	4,052	294,303

Bank Hapoalim BM	85,399	815,832

Bank Leumi Le-Israel BM	75,156	635,924

Bezeq The Israeli Telecommunication Corp. Ltd.	129,945	167,765

Delek Group Ltd.	1,852	244,662

Elbit Systems Ltd.	422	89,268

See Notes to Financial Statements.

WisdomTree Trust	51

Schedule of Investments (continued)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2024

Investments	Shares	Value

First International Bank of Israel Ltd.	9,824	$414,015

ICL Group Ltd.	129,980	692,172

Israel Discount Bank Ltd., Class A	87,439	464,438

Mizrahi Tefahot Bank Ltd.	11,619	443,994

Newmed Energy LP	60,536	154,541

Phoenix Holdings Ltd.	7,524	78,244

Total Israel		4,495,158

Italy – 5.9%

A2A SpA	215,579	389,633

Amplifon SpA(a)	2,726	99,510

Azimut Holding SpA	8,601	233,899

Banca Generali SpA(a)	8,681	345,205

Banca Mediolanum SpA	66,621	732,458

Banco BPM SpA	102,158	680,519

BPER Banca	51,530	243,757

Brembo SpA	12,721	163,078

Brunello Cucinelli SpA(a)	935	107,039

Buzzi SpA	4,767	187,400

Credito Emiliano SpA	20,403	204,267

De’ Longhi SpA	3,439	119,075

DiaSorin SpA(a)	711	68,725

ERG SpA(a)	5,716	143,714

FinecoBank Banca Fineco SpA(a)	24,795	371,821

Hera SpA	62,048	218,861

Infrastrutture Wireless Italiane SpA(a)(b)	29,856	339,534

Interpump Group SpA	1,136	55,443

Iren SpA	70,493	144,195

Italgas SpA	74,438	434,122

Leonardo SpA	9,058	227,740

Mediobanca Banca di Credito Finanziario SpA	56,292	839,584

Prysmian SpA	6,481	338,705

Recordati Industria Chimica & Farmaceutica SpA	5,352	296,175

Reply SpA	562	79,633

Unipol Gruppo SpA	47,869	401,491

UnipolSai Assicurazioni SpA	180,728	523,880

Total Italy		7,989,463

Japan – 23.8%

ABC-Mart, Inc.	8,534	163,440

Aeon Mall Co. Ltd.(a)	6,500	76,963

AGC, Inc.	8,828	322,450

Air Water, Inc.	6,800	107,608

Aisin Corp.	9,300	382,274

Alfresa Holdings Corp.	6,900	101,326

Amada Co. Ltd.(a)	17,500	198,710

Asahi Kasei Corp.	50,620	371,928

Asics Corp.	3,400	164,019

Azbil Corp.(a)	2,200	60,965

Bandai Namco Holdings, Inc.	14,200	265,338

BIPROGY, Inc.	2,200	65,864

Canon Marketing Japan, Inc.	5,300	157,167

Capcom Co. Ltd.	7,000	129,274

Chiba Bank Ltd.	21,200	176,708

Chubu Electric Power Co., Inc.	29,900	392,951

Coca-Cola Bottlers Japan Holdings, Inc.	5,600	82,069

COMSYS Holdings Corp.	6,300	147,692

Concordia Financial Group Ltd.	36,100	183,619

Cosmo Energy Holdings Co. Ltd.(a)	3,000	152,136

Daicel Corp.	8,800	88,032

Daifuku Co. Ltd.	4,900	116,037

Daito Trust Construction Co. Ltd.	2,020	232,905

Daiwa Securities Group, Inc.	46,500	353,639

Dentsu Group, Inc.	9,500	263,322

Dentsu Soken, Inc.	1,700	56,388

Ebara Corp.	3,900	355,354

Electric Power Development Co. Ltd.	10,700	176,466

ENEOS Holdings, Inc.	113,400	547,949

Fuji Electric Co. Ltd.	2,775	187,940

Fukuoka Financial Group, Inc.(a)	6,100	163,075

Hachijuni Bank Ltd.	13,700	94,143

Hakuhodo DY Holdings, Inc.(a)	8,600	78,729

Hamamatsu Photonics KK	2,200	77,813

Hankyu Hanshin Holdings, Inc.	2,400	69,743

Haseko Corp.(a)	13,600	170,376

Hirose Electric Co. Ltd.	1,075	109,990

Hitachi Construction Machinery Co. Ltd.	6,700	200,055

Hoshizaki Corp.	2,200	81,738

Hulic Co. Ltd.	36,100	374,847

Idemitsu Kosan Co. Ltd.	50,530	347,896

IHI Corp.(a)	5,400	146,253

Iida Group Holdings Co. Ltd.(a)	9,900	130,402

INFRONEER Holdings, Inc.(a)	13,400	127,807

Internet Initiative Japan, Inc.	3,700	69,333

Isuzu Motors Ltd.(a)	36,400	494,248

J Front Retailing Co. Ltd.	8,600	96,089

Japan Airlines Co. Ltd.	10,200	196,627

Japan Exchange Group, Inc.	11,000	298,721

Japan Post Insurance Co. Ltd.(a)	12,600	241,893

JFE Holdings, Inc.(a)	22,400	375,936

JTEKT Corp.	13,700	129,265

Kajima Corp.	15,376	317,588

Kansai Electric Power Co., Inc.	22,388	324,626

Kansai Paint Co. Ltd.(a)	5,100	73,326

Kawasaki Heavy Industries Ltd.(a)	4,900	165,022

Kikkoman Corp.	9,000	117,090

Kintetsu Group Holdings Co. Ltd.(a)	2,200	64,716

Kirin Holdings Co. Ltd.	29,000	402,009

Kobe Steel Ltd.(a)	22,600	307,018

Koei Tecmo Holdings Co. Ltd.(a)	8,320	89,057

Koito Manufacturing Co. Ltd.	3,800	63,649

Konami Group Corp.	2,200	149,215

Kose Corp.	1,100	57,920

Kuraray Co. Ltd.	13,500	146,422

Kurita Water Industries Ltd.	2,100	87,430

Kyowa Kirin Co. Ltd.	11,800	209,772

Kyushu Railway Co.	6,800	159,189

Lawson, Inc.	2,300	157,062

Lion Corp.	5,100	45,762

See Notes to Financial Statements.

52	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2024

Investments	Shares	Value

M3, Inc.	6,100	$86,132

Macnica Holdings, Inc.(a)	1,900	93,264

Marui Group Co. Ltd.(a)	6,500	105,030

MatsukiyoCocokara & Co.	5,600	90,265

Mazda Motor Corp.	27,800	322,461

Mebuki Financial Group, Inc.	29,300	99,044

Medipal Holdings Corp.	4,900	75,113

MEIJI Holdings Co. Ltd.	6,900	154,372

Minebea Mitsumi, Inc.	6,300	122,841

MISUMI Group, Inc.	2,200	30,017

Mitsubishi Chemical Group Corp.	77,700	470,271

Mitsubishi Gas Chemical Co., Inc.(a)	8,000	136,906

Mitsubishi Motors Corp.(a)	28,800	96,251

Mitsui Chemicals, Inc.(a)	6,300	180,285

Miura Co. Ltd.	2,900	56,057

MonotaRO Co. Ltd.	6,600	79,259

NGK Insulators Ltd.	8,500	114,573

NH Foods Ltd.(a)	2,200	73,961

Nichirei Corp.	4,700	128,660

Nifco, Inc.	2,500	63,778

Nikon Corp.(a)	11,400	115,322

Nippon Express Holdings, Inc.	5,000	255,443

Nippon Sanso Holdings Corp.	5,400	169,409

Nippon Shinyaku Co. Ltd.	1,800	53,163

Nissan Chemical Corp.	3,000	113,482

Nisshin Seifun Group, Inc.	9,100	126,238

Nissin Foods Holdings Co. Ltd.(a)	5,600	155,407

Niterra Co. Ltd.(a)	14,400	483,727

Nitori Holdings Co. Ltd.	1,100	171,529

Nitto Denko Corp.	5,500	500,776

NOF Corp.	7,200	99,214

Nomura Holdings, Inc.	115,300	744,770

Nomura Real Estate Holdings, Inc.	9,768	283,982

NS Solutions Corp.	2,200	71,809

NSK Ltd.	20,500	119,699

Obayashi Corp.	24,300	299,044

Odakyu Electric Railway Co. Ltd.	5,300	72,700

Oji Holdings Corp.(a)	25,262	106,476

Omron Corp.	3,500	125,135

Ono Pharmaceutical Co. Ltd.(a)	14,600	236,782

Open House Group Co. Ltd.	4,000	130,800

Oracle Corp.	2,600	196,789

Osaka Gas Co. Ltd.	9,500	212,917

Otsuka Corp.	8,200	173,216

Pan Pacific International Holdings Corp.	4,500	120,212

Persol Holdings Co. Ltd.	82,400	116,240

Pola Orbis Holdings, Inc.	6,400	61,380

Resona Holdings, Inc.	60,500	379,881

Resonac Holdings Corp.	5,000	119,793

Ricoh Co. Ltd.	15,800	141,093

Rinnai Corp.	2,900	66,759

Rohm Co. Ltd.	7,500	120,346

Rohto Pharmaceutical Co. Ltd.	2,600	50,971

Ryohin Keikaku Co. Ltd.	4,900	81,718

Sankyo Co. Ltd.	18,000	199,095

Santen Pharmaceutical Co. Ltd.	9,400	95,432

Sanwa Holdings Corp.	10,100	178,916

SBI Holdings, Inc.(a)	12,600	328,935

SCREEN Holdings Co. Ltd.(a)	3,200	422,135

SCSK Corp.	9,100	170,612

Sega Sammy Holdings, Inc.	9,200	122,367

Seibu Holdings, Inc.	6,400	102,441

Seiko Epson Corp.(a)	13,600	237,727

Seino Holdings Co. Ltd.(a)	6,900	96,425

Sekisui Chemical Co. Ltd.	20,000	294,691

Sekisui House Ltd.	24,900	578,305

Seven Bank Ltd.(a)	44,900	87,726

SG Holdings Co. Ltd.	16,200	203,697

Shimadzu Corp.	4,300	120,182

Shimano, Inc.	1,400	211,371

Shimizu Corp.	15,800	104,449

Shinko Electric Industries Co. Ltd.	1,900	70,516

Shizuoka Financial Group, Inc.	14,300	136,721

Socionext, Inc.(a)	5,100	142,879

Sohgo Security Services Co. Ltd.	15,200	83,550

Sojitz Corp.(a)	14,380	378,824

SUMCO Corp.(a)	14,700	233,790

Sumitomo Electric Industries Ltd.	23,612	366,244

Sumitomo Forestry Co. Ltd.	7,000	227,282

Sumitomo Heavy Industries Ltd.	3,300	102,939

Sumitomo Realty & Development Co. Ltd.	6,600	252,801

Sumitomo Rubber Industries Ltd.	6,400	79,416

Sundrug Co. Ltd.	2,900	89,427

Suzuken Co. Ltd.	2,100	64,369

Sysmex Corp.	6,900	121,341

T&D Holdings, Inc.	14,751	253,168

Taisei Corp.	4,475	166,173

Taiyo Yuden Co. Ltd.(a)	3,100	74,251

TIS, Inc.	4,200	91,274

Tobu Railway Co. Ltd.	2,400	59,958

Toho Co. Ltd.	2,100	68,656

Tokyo Gas Co. Ltd.	11,300	262,145

Tokyo Ohka Kogyo Co. Ltd.	2,200	66,562

Tokyo Tatemono Co. Ltd.	9,000	156,487

Tokyu Corp.	6,100	74,323

Tokyu Fudosan Holdings Corp.	33,300	274,704

Toray Industries, Inc.	36,300	177,512

Tosoh Corp.(a)	12,900	175,756

Toyo Seikan Group Holdings Ltd.	6,600	106,340

Toyo Suisan Kaisha Ltd.	1,600	100,168

Toyoda Gosei Co. Ltd.(a)	3,700	79,332

Toyota Boshoku Corp.	7,300	123,914

Trend Micro, Inc.(a)	3,530	182,652

Tsuruha Holdings, Inc.	1,200	85,315

USS Co. Ltd.	19,800	165,169

Welcia Holdings Co. Ltd.	4,600	77,946

West Japan Railway Co.	10,200	211,420

Yakult Honsha Co. Ltd.(a)	5,000	103,043

See Notes to Financial Statements.

WisdomTree Trust	53

Schedule of Investments (continued)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2024

Investments	Shares	Value

Yamada Holdings Co. Ltd.	22,000	$64,134

Yamaha Motor Co. Ltd.	36,480	343,119

Yamato Holdings Co. Ltd.	6,700	95,534

Yamazaki Baking Co. Ltd.	2,200	56,997

Yaskawa Electric Corp.	3,700	155,070

Yokogawa Electric Corp.	4,100	94,654

Yokohama Rubber Co. Ltd.	4,500	119,707

Zeon Corp.(a)	6,200	54,116

ZOZO, Inc.(a)	8,600	216,271

Total Japan		32,187,622

Jordan – 0.1%

Hikma Pharmaceuticals PLC	8,462	205,080

Netherlands – 3.3%

Aalberts NV	3,878	186,753

Aegon Ltd.(a)	103,255	630,062

Akzo Nobel NV	4,885	364,980

Arcadis NV	1,572	96,348

BE Semiconductor Industries NV(a)	3,268	500,827

CTP NV(b)	14,514	258,953

Euronext NV(b)	3,249	309,487

IMCD NV(a)	1,127	198,823

Koninklijke KPN NV	251,200	940,312

Koninklijke Vopak NV	6,829	263,520

Randstad NV(a)	9,446	499,066

Signify NV(b)	7,000	216,065

Total Netherlands		4,465,196

Norway – 2.5%

Aker ASA, Class A	3,115	179,028

Gjensidige Forsikring ASA	22,286	322,932

Kongsberg Gruppen ASA	6,502	449,205

Leroy Seafood Group ASA	32,480	142,990

Mowi ASA	20,521	376,330

Orkla ASA	37,802	266,704

SpareBank 1 SR-Bank ASA	20,837	261,217

Storebrand ASA	16,550	152,554

TOMRA Systems ASA	6,808	106,401

Var Energi ASA	236,876	778,407

Wallenius Wilhelmsen ASA	41,614	338,901

Total Norway		3,374,669

Portugal – 0.7%

Galp Energia SGPS SA	26,089	431,517

Navigator Co. SA	105,685	462,266

Total Portugal		893,783

Singapore – 2.0%

CapitaLand Investment Ltd.	191,500	380,276

City Developments Ltd.(a)	23,300	100,997

Genting Singapore Ltd.	453,400	297,317

Keppel Ltd.	132,300	719,533

Sembcorp Industries Ltd.	53,300	213,263

Singapore Exchange Ltd.	50,400	343,942

Singapore Technologies Engineering Ltd.	120,704	359,536

UOL Group Ltd.	19,700	83,932

Venture Corp. Ltd.(a)	18,100	191,380

Total Singapore		2,690,176

Spain – 4.3%

Acciona SA	1,963	239,246

Acerinox SA	14,440	158,525

ACS Actividades de Construccion y Servicios SA	14,640	613,158

Banco de Sabadell SA	174,815	274,704

Bankinter SA(a)	53,802	394,076

Cia de Distribucion Integral Logista Holdings SA	10,886	304,503

CIE Automotive SA	5,762	165,531

Corp. ACCIONA Energias Renovables SA(a)	8,291	180,697

Ebro Foods SA(a)	5,191	86,561

Enagas SA(a)	23,857	354,663

Fluidra SA	7,054	166,994

Fomento de Construcciones y Contratas SA	13,285	181,356

Gestamp Automocion SA(b)	31,259	100,604

Grupo Catalana Occidente SA(a)	4,943	189,248

Indra Sistemas SA(a)	5,712	118,506

Inmobiliaria Colonial Socimi SA	23,707	140,564

Laboratorios Farmaceuticos Rovi SA	1,546	135,077

Mapfre SA(a)	211,925	536,035

Merlin Properties Socimi SA	52,638	567,069

Redeia Corp. SA	31,379	535,621

Unicaja Banco SA(a)(b)	120,196	148,894

Vidrala SA(a)	739	76,779

Viscofan SA(a)	1,868	118,827

Total Spain		5,787,238

Sweden – 2.5%

AAK AB	4,659	110,848

AddTech AB, Class B	3,693	84,203

Avanza Bank Holding AB(a)	5,675	122,548

Axfood AB	7,278	211,821

Elekta AB, Class B(a)	10,867	82,016

Hexpol AB	10,552	128,883

Holmen AB, Class B*	1,877	76,431

Husqvarna AB, Class B(a)	19,154	164,158

Indutrade AB*	4,519	123,365

Investment AB Latour, Class B(a)	10,687	281,353

L E Lundbergforetagen AB, Class B	1,279	69,305

Lifco AB, Class B	4,446	116,258

Nibe Industrier AB, Class B(a)	16,904	83,092

Nordnet AB publ(a)	8,248	151,498

Saab AB, Class B	1,356	120,729

Sagax AB, Class B	3,790	100,097

Securitas AB, Class B	18,324	189,108

Skanska AB, Class B(a)	16,855	300,290

SKF AB, Class B(a)	15,002	306,561

Svenska Cellulosa AB SCA, Class B(a)	9,590	147,358

Sweco AB, Class B(a)	8,765	98,777

Thule Group AB(a)(b)	4,145	125,095

Trelleborg AB, Class B	6,800	243,507

Total Sweden		3,437,301

See Notes to Financial Statements.

54	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2024

Investments	Shares	Value

Switzerland – 5.2%

Accelleron Industries AG	4,155	$155,830

Adecco Group AG, Registered Shares	11,117	440,138

Allreal Holding AG, Registered Shares	685	117,728

Baloise Holding AG, Registered Shares	2,332	365,839

Banque Cantonale Vaudoise, Registered Shares(a)	4,418	514,052

BKW AG	1,299	199,602

Clariant AG, Registered Shares*	9,826	132,984

Coca-Cola HBC AG*	16,292	515,139

DKSH Holding AG	2,354	160,340

EFG International AG*	17,063	213,311

Flughafen Zurich AG, Registered Shares	912	207,167

Galenica AG(b)	2,055	171,573

Georg Fischer AG, Registered Shares	3,189	236,865

Helvetia Holding AG, Registered Shares(a)	3,519	485,635

Julius Baer Group Ltd.	13,461	778,338

Logitech International SA, Registered Shares	2,517	225,683

PSP Swiss Property AG, Registered Shares	1,400	183,724

SFS Group AG(a)	1,419	186,847

SIG Group AG*(a)	8,030	178,306

Stadler Rail AG(a)	2,698	86,029

Sulzer AG, Registered Shares	2,164	263,563

Swatch Group AG, Bearer Shares(a)	668	155,301

Swatch Group AG, Registered Shares	3,013	136,818

Swiss Prime Site AG, Registered Shares	4,238	400,180

Swissquote Group Holding SA, Registered Shares	175	49,195

VAT Group AG(b)	584	302,990

Vontobel Holding AG, Registered Shares	2,742	166,523

Total Switzerland		7,029,700

United Kingdom – 10.0%

Admiral Group PLC	11,710	419,668

Airtel Africa PLC(b)	134,294	179,486

Auto Trader Group PLC(b)	17,530	155,058

Beazley PLC	24,174	203,229

Bellway PLC	7,406	249,234

Berkeley Group Holdings PLC	3,360	201,954

British Land Co. PLC	62,658	312,812

Britvic PLC	13,111	136,143

Bunzl PLC	9,995	384,846

Burberry Group PLC	12,508	191,663

Centrica PLC	172,840	278,711

Computacenter PLC	3,214	109,460

ConvaTec Group PLC(b)	46,733	169,078

DCC PLC	3,870	281,594

Derwent London PLC	3,953	108,262

Diploma PLC	3,581	168,372

DS Smith PLC	116,023	581,427

Dunelm Group PLC	11,838	169,283

Games Workshop Group PLC	2,032	257,719

Greggs PLC	3,552	128,958

Halma PLC	3,872	115,826

Harbour Energy PLC	57,508	200,360

Hargreaves Lansdown PLC(a)	24,747	230,086

Howden Joinery Group PLC	24,372	279,185

IMI PLC	6,822	156,415

Inchcape PLC	16,463	150,569

Informa PLC	33,657	353,403

InterContinental Hotels Group PLC	4,719	491,328

Intertek Group PLC	4,228	266,250

Investec PLC	43,570	292,592

ITV PLC	290,510	271,203

J Sainsbury PLC	107,526	367,290

JD Sports Fashion PLC	34,373	58,402

JET2 PLC	3,233	58,893

Johnson Matthey PLC	9,171	207,260

Land Securities Group PLC	46,804	389,162

Melrose Industries PLC	15,965	135,729

Next PLC	5,251	612,389

Pearson PLC	15,206	200,158

Renishaw PLC	1,691	90,787

Rightmove PLC	20,996	145,771

Rotork PLC	27,555	114,452

RS Group PLC	13,458	123,562

Sage Group PLC	21,113	337,521

Schroders PLC	86,980	413,799

Severn Trent PLC	9,141	285,220

Smith & Nephew PLC	27,204	340,768

Smiths Group PLC	12,476	258,705

Softcat PLC	4,308	86,420

Spectris PLC	3,741	156,283

Spirax-Sarco Engineering PLC	1,296	164,536

St. James’s Place PLC	39,095	229,401

Tate & Lyle PLC	10,148	79,160

Unite Group PLC	15,189	187,654

United Utilities Group PLC	25,931	337,073

Virgin Money U.K. PLC	89,010	240,513

Weir Group PLC	7,816	199,643

Whitbread PLC	4,253	178,048

Total United Kingdom		13,492,773
TOTAL COMMON STOCKS (Cost: $118,513,802)		134,390,336

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 9.8%

United States – 9.8%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(c)
(Cost: $13,310,172)	13,310,172	13,310,172

TOTAL INVESTMENTS IN SECURITIES – 109.1% (Cost: $131,823,974)		147,700,508

Other Assets less Liabilities – (9.1)%		(12,312,231)

NET ASSETS – 100.0%		$135,388,277
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $21,350,166 and the total market value of the collateral held by the Fund was $22,548,534. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $9,238,362.

See Notes to Financial Statements.

WisdomTree Trust	55

Schedule of Investments (concluded)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2024

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2024.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC - OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
HSBC Holdings PLC	4/2/2024	26,062	USD	40,000	AUD	$—	$(34)
JP Morgan Chase Bank NA	4/1/2024	33,031	USD	5,000,000	JPY	—	(7)
						$—	$(41)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 - Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$134,390,336	$—	$—	$134,390,336
Investment of Cash Collateral for Securities Loaned	—	13,310,172	—	13,310,172
Total Investments in Securities	$134,390,336	$13,310,172	$—	$147,700,508
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(41)	$—	$(41)
Total – Net	$134,390,336	$13,310,131	$—	$147,700,467
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

56	WisdomTree Trust

Schedule of Investments

WisdomTree International Multifactor Fund (DWMF)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 98.5%

Australia – 10.0%

Ampol Ltd.(a)	15,985	$414,955

Aristocrat Leisure Ltd.	5,020	140,827

ASX Ltd.(a)	6,086	263,721

BHP Group Ltd.	8,813	254,535

BlueScope Steel Ltd.	6,361	98,975

Brambles Ltd.	19,424	204,656

Cochlear Ltd.(a)	1,225	269,743

Coles Group Ltd.	10,451	115,501

Computershare Ltd.	8,505	144,876

EBOS Group Ltd.(a)	8,196	167,908

Lottery Corp. Ltd.(a)	41,919	140,842

Medibank Pvt Ltd.	113,889	279,372

Orica Ltd.	14,070	167,613

Origin Energy Ltd.	31,692	190,218

Qantas Airways Ltd.*	35,896	127,631

QBE Insurance Group Ltd.	22,852	270,294

Sonic Healthcare Ltd.	14,374	275,795

Suncorp Group Ltd.	25,432	271,774

Telstra Group Ltd.	70,020	176,329

Wesfarmers Ltd.	3,715	165,779

Woolworths Group Ltd.(a)	5,018	108,590

Total Australia		4,249,934

Austria – 0.7%

Erste Group Bank AG	5,506	245,590

Verbund AG	973	71,194

Total Austria		316,784

China – 0.3%

BOC Hong Kong Holdings Ltd.	53,000	141,871

Denmark – 2.5%

Novo Nordisk AS, Class B	2,868	365,969

Rockwool AS, Class B*	761	250,012

Tryg AS	21,082	434,064

Total Denmark		1,050,045

France – 11.1%

Bouygues SA	7,937	324,277

Carrefour SA	15,743	269,914

Cie Generale des Etablissements Michelin SCA	8,356	320,550

Danone SA	4,435	286,861

Dassault Aviation SA	1,174	258,656

Eiffage SA	2,773	314,907

Engie SA	21,437	359,087

La Francaise des Jeux SAEM(b)	7,797	318,136

Orange SA	29,776	350,137

Publicis Groupe SA	2,807	306,339

Sanofi SA	3,823	375,559

Sodexo SA	4,069	349,277

Thales SA	1,775	302,982

TotalEnergies SE	8,271	566,957

Total France		4,703,639

Germany – 5.3%

Beiersdorf AG	1,122	163,527

Brenntag SE	1,989	167,725

Deutsche Telekom AG, Registered Shares	15,436	375,095

E.ON SE	16,191	225,311

GEA Group AG	3,959	167,566

Hannover Rueck SE	1,219	334,001

Heidelberg Materials AG	1,579	173,857

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	664	324,353

Talanx AG	4,067	322,399

Total Germany		2,253,834

Hong Kong – 0.6%

Jardine Matheson Holdings Ltd.	4,500	167,850

WH Group Ltd.(b)	156,000	102,851

Total Hong Kong		270,701

Ireland – 0.7%

AerCap Holdings NV*	2,415	209,888

Kerry Group PLC, Class A	1,033	88,626

Total Ireland		298,514

Israel – 1.8%

Check Point Software Technologies Ltd.*	2,691	441,351

Teva Pharmaceutical Industries Ltd., ADR*	21,914	309,206

Total Israel		750,557

Italy – 1.7%

Assicurazioni Generali SpA	11,185	283,392

Enel SpA	24,630	162,768

Leonardo SpA	4,001	100,595

Terna – Rete Elettrica Nazionale(a)	19,457	160,964

Total Italy		707,719

Japan – 24.4%

AGC, Inc.	4,200	153,408

ANA Holdings, Inc.(a)	8,600	182,404

Asahi Group Holdings Ltd.	1,700	62,700

Bridgestone Corp.	3,600	158,324

Brother Industries Ltd.	12,300	229,307

Canon, Inc.	9,400	279,556

Central Japan Railway Co.	6,200	152,639

Chubu Electric Power Co., Inc.	6,800	89,367

East Japan Railway Co.(a)	7,800	150,439

Hankyu Hanshin Holdings, Inc.	4,400	127,862

Hitachi Ltd.	1,000	91,876

Inpex Corp.	20,000	309,293

Japan Airlines Co. Ltd.	9,200	177,350

Japan Tobacco, Inc.	4,500	120,539

JFE Holdings, Inc.	2,900	48,670

Kansai Electric Power Co., Inc.	6,302	91,379

KDDI Corp.	5,200	153,995

Kintetsu Group Holdings Co. Ltd.(a)	5,400	158,848

Kirin Holdings Co. Ltd.	10,200	141,396

Komatsu Ltd.	2,400	70,139

Konami Group Corp.	1,200	81,390

See Notes to Financial Statements.

WisdomTree Trust	57

Schedule of Investments (continued)

WisdomTree International Multifactor Fund (DWMF)

March 31, 2024

Investments	Shares	Value

Kyowa Kirin Co. Ltd.	9,000	$159,995

Mazda Motor Corp.	3,600	41,758

McDonald’s Holdings Co. Japan Ltd.(a)	3,900	176,775

MEIJI Holdings Co. Ltd.	3,500	78,305

Mitsubishi Chemical Group Corp.	15,700	95,023

Mitsubishi Corp.	2,600	59,904

Mitsubishi UFJ Financial Group, Inc.	16,500	169,748

Mizuho Financial Group, Inc.	9,800	197,237

MS&AD Insurance Group Holdings, Inc.	11,100	198,831

Nippon Express Holdings, Inc.	2,700	137,939

Nippon Steel Corp.(a)	3,000	72,708

Nippon Telegraph & Telephone Corp.	140,200	166,560

Nissin Foods Holdings Co. Ltd.	2,300	63,828

Obayashi Corp.	11,700	143,984

Oji Holdings Corp.(a)	54,500	229,711

Ono Pharmaceutical Co. Ltd.(a)	15,500	251,378

Oracle Corp.	2,600	196,789

Osaka Gas Co. Ltd.	6,400	143,439

Otsuka Corp.	11,600	245,038

Otsuka Holdings Co. Ltd.	6,200	258,495

Renesas Electronics Corp.	9,700	171,158

Ricoh Co. Ltd.	24,700	220,569

SBI Holdings, Inc.	8,400	219,290

SCSK Corp.	15,700	294,352

Secom Co. Ltd.	1,800	130,351

Seiko Epson Corp.	13,600	237,727

Sekisui Chemical Co. Ltd.	9,800	144,399

Sekisui House Ltd.	6,300	146,318

Shionogi & Co. Ltd.	5,400	276,521

SoftBank Corp.	12,400	159,849

Sompo Holdings, Inc.	11,700	246,609

Subaru Corp.	2,800	63,791

Sumitomo Corp.	3,800	91,695

Sumitomo Mitsui Financial Group, Inc.(a)	3,200	188,370

Suntory Beverage & Food Ltd.	3,400	113,202

TIS, Inc.	9,700	210,799

Tobu Railway Co. Ltd.	4,900	122,415

Toho Co. Ltd.	4,400	143,851

Tokio Marine Holdings, Inc.(a)	6,000	186,448

Tokyo Electric Power Co. Holdings, Inc.*	6,500	40,543

Tokyo Gas Co. Ltd.	4,100	95,114

Toyota Tsusho Corp.	800	54,260

USS Co. Ltd.	17,200	143,480

West Japan Railway Co.	7,400	153,383

Yakult Honsha Co. Ltd.	7,600	156,625

Yokogawa Electric Corp.	9,600	221,629

Total Japan		10,351,074

Jordan – 0.7%

Hikma Pharmaceuticals PLC	13,067	316,685

Netherlands – 2.9%

Heineken Holding NV	2,531	204,464

JDE Peet’s NV(a)	9,352	196,549

Koninklijke Ahold Delhaize NV	8,717	260,966

Koninklijke KPN NV	74,783	279,934

Wolters Kluwer NV	1,757	275,526

Total Netherlands		1,217,439

New Zealand – 0.4%

Spark New Zealand Ltd.	55,204	157,342

Norway – 2.6%

DNB Bank ASA	13,070	259,145

Equinor ASA	12,404	327,462

Kongsberg Gruppen ASA	1,362	94,097

Mowi ASA	3,830	70,237

Orkla ASA	34,913	246,321

Yara International ASA	3,639	115,021

Total Norway		1,112,283

Portugal – 1.1%

Galp Energia SGPS SA	11,953	197,705

Jeronimo Martins SGPS SA	12,921	256,487

Total Portugal		454,192

Russia – 0.0%

Evraz PLC*†	17,300	0

Singapore – 2.4%

DBS Group Holdings Ltd.	11,900	317,692

Genting Singapore Ltd.	141,800	92,985

Keppel Ltd.	25,000	135,966

Sembcorp Industries Ltd.	15,600	62,419

Singapore Airlines Ltd.(a)	30,300	143,687

Singapore Exchange Ltd.	42,000	286,618

Total Singapore		1,039,367

Spain – 3.6%

ACS Actividades de Construccion y Servicios SA	3,366	140,976

Banco Bilbao Vizcaya Argentaria SA	18,469	220,209

Endesa SA	7,525	139,500

Iberdrola SA	14,493	179,925

Industria de Diseno Textil SA	3,872	195,163

Naturgy Energy Group SA(a)	6,229	135,219

Repsol SA	21,970	366,354

Telefonica SA	35,578	157,117

Total Spain		1,534,463

Sweden – 2.0%

Essity AB, Class B(a)	4,124	98,042

Svenska Handelsbanken AB, Class A(a)	19,414	196,544

Swedbank AB, Class A(a)	9,014	178,971

Tele2 AB, Class B	12,934	106,326

Telia Co. AB	51,510	132,140

Volvo AB, Class B(a)	4,541	123,201

Total Sweden		835,224

Switzerland – 8.9%

BKW AG	1,699	261,065

Chocoladefabriken Lindt & Spruengli AG	19	227,612

Coca-Cola HBC AG*	6,938	219,374

Givaudan SA, Registered Shares	63	280,902

Helvetia Holding AG, Registered Shares(a)	2,706	373,438

See Notes to Financial Statements.

58	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Multifactor Fund (DWMF)

March 31, 2024

Investments	Shares	Value

Holcim AG, Registered Shares	3,287	$298,009

Kuehne & Nagel International AG, Registered Shares	844	235,199

Nestle SA, Registered Shares	2,513	267,147

Novartis AG, Registered Shares	4,531	439,518

Roche Holding AG	1,577	402,173

Swisscom AG, Registered Shares*	556	340,378

Zurich Insurance Group AG	781	421,672

Total Switzerland		3,766,487

United Kingdom – 13.6%

Associated British Foods PLC	6,621	208,932

BAE Systems PLC	15,723	268,039

BP PLC	72,106	451,523

British American Tobacco PLC	5,960	181,147

Bunzl PLC	6,339	244,076

Centrica PLC	123,875	199,753

Coca-Cola Europacific Partners PLC	3,496	244,545

Compass Group PLC	10,351	303,753

HSBC Holdings PLC	40,766	318,771

Imperial Brands PLC	10,748	240,320

JD Sports Fashion PLC	70,711	120,143

National Grid PLC	33,854	455,886

Next PLC	2,069	241,294

Pearson PLC	16,570	218,112

Reckitt Benckiser Group PLC	2,812	160,278

RELX PLC	5,831	252,212

Rolls-Royce Holdings PLC*	25,641	138,212

Sage Group PLC	22,334	357,041

SSE PLC	12,052	251,207

Tesco PLC	72,435	271,399

Unilever PLC	4,730	237,543

Vodafone Group PLC	210,460	187,328

Whitbread PLC	4,951	207,269

Total United Kingdom		5,758,783

United States – 1.2%

GSK PLC	18,831	406,446

Stellantis NV	4,117	117,140

Total United States		523,586
TOTAL COMMON STOCKS (Cost: $38,734,076)		41,810,523

PREFERRED STOCK – 0.4%

Germany – 0.4%

Henkel AG & Co. KGaA(c)

(Cost: $186,492)	2,321	186,748

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.9%

United States – 2.9%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(d)

(Cost: $1,221,857)	1,221,857	1,221,857

TOTAL INVESTMENTS IN SECURITIES – 101.8% (Cost: $40,142,425)		43,219,128

Other Assets less Liabilities – (1.8)%		(778,135)

NET ASSETS – 100.0%		$42,440,993
*	Non-income producing security.

†

This security is being fair valued using significant unobservable inputs (i.e., Level 3 on the fair value hierarchy) by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust. The aggregate value of Level 3 fair valued securities is $0, which represents 0.0% of net assets.

(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $2,678,068 and the total market value of the collateral held by the Fund was $2,799,669. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,577,812.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown reflects the accrual rate as of March 31, 2024 on securities with variable or step rates.

(d)	Rate shown represents annualized 7-day yield as of March 31, 2024.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America NA	4/4/2024	1,147,281	USD	12,149,241	NOK	$27,361	$—
Bank of America NA	4/4/2024	378,684	USD	3,909,348	SEK	13,057	—
Barclays Bank PLC	4/3/2024	60,000	NOK	4,404	GBP	—	(32)
Barclays Bank PLC	4/3/2024	1,083,826	USD	158,823,125	JPY	34,255	—
Barclays Bank PLC	4/3/2024	82,058	USD	109,030	SGD	1,267	—
Barclays Bank PLC	4/4/2024	8,241,624	SEK	773,774	USD	—	(2,965)
Barclays Bank PLC	4/4/2024	413,080	USD	621,729	AUD	7,453	—
Barclays Bank PLC	4/4/2024	395,357	USD	345,260	CHF	11,991	—
Barclays Bank PLC	4/4/2024	102,053	USD	693,308	DKK	1,663	—
Barclays Bank PLC	4/4/2024	1,159,976	USD	1,057,396	EUR	17,944	—
Barclays Bank PLC	4/4/2024	709,372	USD	550,619	GBP	13,798	—
Barclays Bank PLC	4/4/2024	145,938	USD	1,513,345	NOK	6,437	—
Barclays Bank PLC	4/4/2024	36,354	USD	58,708	NZD	1,238	—
Barclays Bank PLC	4/4/2024	48,170	USD	490,163	SEK	2,327	—

See Notes to Financial Statements.

WisdomTree Trust	59

Schedule of Investments (continued)

WisdomTree International Multifactor Fund (DWMF)

March 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation
Barclays Bank PLC	5/6/2024	645,976	USD	6,871,620	SEK	$2,467		$—
Citibank NA	4/3/2024	892,387	SGD	661,499	USD	—		(245)
Citibank NA	4/4/2024	5,314,716	AUD	3,462,998	USD	4,419		—
Citibank NA	4/4/2024	802,280	USD	5,512,624	DKK	4,062		—
Citibank NA	4/4/2024	9,119,044	USD	8,408,524	EUR	37,487		—
Citibank NA	5/3/2024	3,560,293	USD	5,459,505	AUD	—		(4,540)
Citibank NA	5/6/2024	523,994	USD	705,803	SGD	198		—
Goldman Sachs	4/3/2024	167,016,357	JPY	1,134,417	USD	—		(30,701)
Goldman Sachs	4/3/2024	84,673	SGD	63,583	USD	—		(841)
Goldman Sachs	4/3/2024	500,718	USD	73,719,008	JPY	13,551		—
Goldman Sachs	4/4/2024	665,753	AUD	439,654	USD	—		(5,305)
Goldman Sachs	4/4/2024	338,089	CHF	385,829	USD	—		(10,425)
Goldman Sachs	4/4/2024	682,384	DKK	100,028	USD	—		(1,220)
Goldman Sachs	4/4/2024	606,700	EUR	662,971	USD	—		(7,710)
Goldman Sachs	4/4/2024	989,169	EUR	1,080,914	USD	—		(12,571)
Goldman Sachs	4/4/2024	540,534	GBP	691,144	USD	—		(8,311)
Goldman Sachs	4/4/2024	1,468,579	NOK	139,573	USD	—		(4,199)
Goldman Sachs	4/4/2024	63,264	NZD	38,900	USD	—		(1,058)
Goldman Sachs	4/4/2024	999,550	SEK	97,701	USD	—		(4,217)
Goldman Sachs	4/4/2024	256,465	USD	388,356	AUD	3,094		—
Goldman Sachs	4/4/2024	447,796	USD	4,581,267	SEK	19,327		—
HSBC Holdings PLC	4/1/2024	5,200,000	JPY	34,359	USD	—		(0	) ^
HSBC Holdings PLC	4/2/2024	500	EUR	540	USD	0	^	—
HSBC Holdings PLC	4/2/2024	6,400,000	JPY	42,340	USD	—		(52)
HSBC Holdings PLC	4/2/2024	5,500	SGD	4,075	USD	—		(0	) ^
HSBC Holdings PLC	4/3/2024	5,572,871	JPY	36,867	USD	—		(39)
HSBC Holdings PLC	4/3/2024	1,351,005,261	JPY	8,933,656	USD	—		(5,635)
HSBC Holdings PLC	4/3/2024	2,787	SGD	2,066	USD	—		(1)
HSBC Holdings PLC	4/4/2024	21,910	AUD	14,289	USD	6		—
HSBC Holdings PLC	4/4/2024	11,252	CHF	12,539	USD	—		(46)
HSBC Holdings PLC	4/4/2024	2,798,597	CHF	3,105,058	USD	2,419		—
HSBC Holdings PLC	4/4/2024	22,401	DKK	3,250	USD	—		(6)
HSBC Holdings PLC	4/4/2024	5,524,564	DKK	801,055	USD	—		(1,108)
HSBC Holdings PLC	4/4/2024	32,467	EUR	35,128	USD	—		(63)
HSBC Holdings PLC	4/4/2024	7,860,031	EUR	8,500,007	USD	—		(10,845)
HSBC Holdings PLC	4/4/2024	17,822	GBP	22,461	USD	53		—
HSBC Holdings PLC	4/4/2024	4,405,651	GBP	5,572,428	USD	—		(6,960)
HSBC Holdings PLC	4/4/2024	48,729	NOK	4,536	USD	—		(44)
HSBC Holdings PLC	4/4/2024	2,108	NZD	1,264	USD	—		(3)
HSBC Holdings PLC	4/4/2024	471,641	NZD	281,990	USD	122		—
HSBC Holdings PLC	4/4/2024	33,488	SEK	3,175	USD	—		(43)
HSBC Holdings PLC	4/4/2024	5,576,661	USD	4,408,949	GBP	7,026		—
HSBC Holdings PLC	5/3/2024	805,083	USD	5,544,234	DKK	1,124		—
HSBC Holdings PLC	5/3/2024	4,036,023	USD	3,190,432	GBP	5,040		—
HSBC Holdings PLC	5/3/2024	293,288	USD	490,523	NZD	—		(128)
HSBC Holdings PLC	5/6/2024	2,647,546	USD	2,377,784	CHF	—		(2,050)
HSBC Holdings PLC	5/6/2024	9,037,298	USD	8,346,147	EUR	11,522		—
HSBC Holdings PLC	5/7/2024	9,155,038	USD	1,377,322,276	JPY	5,641		—
JP Morgan Chase Bank NA	4/2/2024	13,800	CHF	2,305,165	JPY	90		—
JP Morgan Chase Bank NA	4/2/2024	16,200	EUR	186,002	SEK	101		—
JP Morgan Chase Bank NA	4/2/2024	21,200	HKD	2,710	USD	—		(1)
Morgan Stanley & Co. International	4/3/2024	35,000	AUD	3,450,195	JPY	37		—
Morgan Stanley & Co. International	4/3/2024	24,300	CHF	26,949	USD	30		—
Morgan Stanley & Co. International	4/3/2024	72,000	EUR	11,755,512	JPY	86		—

See Notes to Financial Statements.

60	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree International Multifactor Fund (DWMF)

March 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Morgan Stanley & Co. International	4/3/2024	18,400	GBP	3,513,148	JPY	$31	$—
Morgan Stanley & Co. International	4/3/2024	125,000	SEK	11,698	USD	—	(8)
Morgan Stanley & Co. International	4/3/2024	8,520,396	USD	1,271,529,027	JPY	117,588	—
Morgan Stanley & Co. International	4/3/2024	645,090	USD	866,444	SGD	3,060	—
Morgan Stanley & Co. International	4/4/2024	12,428,107	NOK	1,149,110	USD	—	(3,485)
Morgan Stanley & Co. International	4/4/2024	3,247,396	USD	4,989,066	AUD	—	(7,560)
Morgan Stanley & Co. International	4/4/2024	3,108,069	USD	2,726,996	CHF	80,095	—
Morgan Stanley & Co. International	4/4/2024	285,800	USD	469,235	NZD	5,127	—
Morgan Stanley & Co. International	5/6/2024	994,951	USD	10,752,026	NOK	3,030	—
UBS AG	4/3/2024	10,200	SGD	7,559	USD	—	(1)
						$465,624	$(132,418)
^	Amount represents less than $1.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
Russia	$—	$—	$0	*	$0
Other	41,810,523	—	—		41,810,523
Preferred Stock	186,748	—	—		186,748
Investment of Cash Collateral for Securities Loaned	—	1,221,857	—		1,221,857
Total Investments in Securities	$41,997,271	$1,221,857	$0		$43,219,128
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$465,624	$—		$465,624
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(132,418)	$—		$(132,418)
Total –Net	$41,997,271	$1,555,063	$0		$43,552,334

*

Fair valuations using significant unobservable inputs were determined by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust.

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	61

Schedule of Investments

WisdomTree International Quality Dividend Growth Fund (IQDG)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 99.5%

Australia – 7.1%

Altium Ltd.	22,561	$959,960

Aristocrat Leisure Ltd.	70,581	1,980,023

Beach Energy Ltd.	485,743	581,509

Brambles Ltd.	436,492	4,598,993

Breville Group Ltd.(a)	42,638	764,690

Brickworks Ltd.	42,517	789,981

CAR Group Ltd.	91,865	2,162,373

Champion Iron Ltd.(a)	170,967	826,503

Charter Hall Group	275,977	2,475,652

Cochlear Ltd.	6,705	1,476,428

Coles Group Ltd.	585,016	6,465,395

CSL Ltd.	51,518	9,677,090

Dicker Data Ltd.	65,427	459,713

Goodman Group	278,237	6,137,252

IDP Education Ltd.(a)	59,704	698,000

Mineral Resources Ltd.(a)	61,304	2,834,426

Pilbara Minerals Ltd.(a)	1,895,382	4,735,976

REA Group Ltd.(a)	14,555	1,761,164

SEEK Ltd.(a)	92,959	1,519,194

Seven Group Holdings Ltd.(a)	74,078	1,970,352

Tabcorp Holdings Ltd.	584,688	287,995

Technology One Ltd.	39,333	435,465

Wesfarmers Ltd.	356,315	15,900,257

Total Australia		69,498,391

Austria – 0.6%

Kontron AG	32,913	726,561

Mondi PLC	200,743	3,538,829

Wienerberger AG	42,839	1,561,944

Total Austria		5,827,334

Belgium – 0.8%

Bekaert SA	23,709	1,217,296

bpost SA	148,513	555,605

D’ieteren Group	10,680	2,371,473

Fagron	9,552	182,183

Tessenderlo Group SA	20,871	546,611

UCB SA	25,932	3,203,950

Total Belgium		8,077,118

China – 0.4%

Prosus NV	110,697	3,475,996

Denmark – 4.4%

Coloplast AS, Class B	25,816	3,485,244

Dfds AS	20,590	597,442

Novo Nordisk AS, Class B	240,183	30,648,415

Novonesis (Novozymes) B, Class B	75,617	4,436,402

Pandora AS	18,083	2,918,049

Royal Unibrew AS	9,584	633,753

Total Denmark		42,719,305

Finland – 1.2%

Metsa Board OYJ, Class B(a)	251,155	1,904,157

Orion OYJ, Class B	33,061	1,234,352

UPM-Kymmene OYJ	242,394	8,081,318

Total Finland		11,219,827

France – 12.0%

Airbus SE	108,143	19,939,145

Alten SA	4,917	717,960

Arkema SA	31,095	3,275,646

BioMerieux	12,653	1,397,271

Carrefour SA	237,478	4,071,560

Eramet SA	15,370	1,169,442

Gaztransport & Technigaz SA	10,578	1,582,257

Hermes International SCA	6,725	17,184,257

Interparfums SA	22,234	1,253,464

Ipsen SA	7,153	852,094

Kering SA	38,088	15,069,821

La Francaise des Jeux SAEM(b)	47,048	1,919,671

LVMH Moet Hennessy Louis Vuitton SE	52,587	47,349,121

SEB SA	14,255	1,825,894

Total France		117,607,603

Germany – 4.8%

AIXTRON SE	12,698	335,989

Aurubis AG	9,245	650,796

Bechtle AG	20,752	1,097,748

Bilfinger SE	13,892	649,645

Carl Zeiss Meditec AG, Bearer Shares	12,274	1,535,035

Deutsche Post AG, Registered Shares	600,194	25,873,281

Fielmann Group AG	14,048	645,713

Gerresheimer AG	4,723	532,528

Hugo Boss AG	13,378	789,163

Knorr-Bremse AG	42,133	3,189,805

Merck KGaA	14,098	2,490,947

Nemetschek SE	7,569	749,767

Puma SE	21,353	969,033

Rheinmetall AG	6,863	3,861,673

Siltronic AG	10,643	944,843

Stroeer SE & Co. KGaA	19,425	1,183,216

Symrise AG	14,751	1,767,553

Total Germany		47,266,735

Hong Kong – 0.6%

Techtronic Industries Co. Ltd.	395,500	5,361,633

Ireland – 0.2%

Kerry Group PLC, Class A	26,105	2,239,683

Israel – 0.5%

Hilan Ltd.	4,351	277,660

Isramco Negev 2 LP	1,960,418	957,815

Newmed Energy LP	481,786	1,233,231

Oil Refineries Ltd.	4,279,714	1,425,131

Plus500 Ltd.	54,351	1,239,293

Total Israel		5,133,130

Italy – 1.5%

Brunello Cucinelli SpA	5,769	660,435

Carel Industries SpA(a)(b)	14,372	315,868

See Notes to Financial Statements.

62	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Quality Dividend Growth Fund (IQDG)

March 31, 2024

Investments	Shares	Value

Davide Campari-Milano NV	49,316	$496,076

De’ Longhi SpA(a)	33,483	1,159,342

DiaSorin SpA	7,783	752,305

Ferrari NV	11,084	4,836,170

Moncler SpA	58,522	4,372,436

Piaggio & C SpA	287,501	910,389

Salcef Group SpA	15,051	372,241

Salvatore Ferragamo SpA(a)	51,911	631,840

Total Italy		14,507,102

Japan – 15.5%

Advantest Corp.	63,600	2,865,561

ARE Holdings, Inc.(a)	46,800	597,427

ASKUL Corp.(a)	11,500	174,310

BayCurrent Consulting, Inc.	10,700	210,225

Capcom Co. Ltd.	60,200	1,111,758

Casio Computer Co. Ltd.(a)	50,000	428,161

Daiwabo Holdings Co. Ltd.	35,900	609,027

Dentsu Soken, Inc.	17,900	593,730

Dexerials Corp.	9,700	428,583

Dip Corp.	17,300	314,462

Disco Corp.	11,300	4,270,025

FANUC Corp.	239,300	6,617,136

Fast Retailing Co. Ltd.	23,900	7,444,223

Food & Life Cos. Ltd.	19,400	368,913

Fujimi, Inc.(a)	20,100	467,488

Fujitsu Ltd.(a)	268,000	4,409,264

Goldwin, Inc.(a)	4,800	312,843

Hoya Corp.	15,400	1,906,875

Ibiden Co. Ltd.(a)	11,000	483,260

Internet Initiative Japan, Inc.	17,100	320,431

Japan Material Co. Ltd.	10,600	168,723

Kakaku.com, Inc.	77,400	962,226

Keyence Corp.	13,400	6,157,032

Koei Tecmo Holdings Co. Ltd.(a)	107,700	1,152,823

Lasertec Corp.	6,800	1,878,093

M3, Inc.	47,100	665,055

MEITEC Group Holdings, Inc.	41,800	824,980

Minebea Mitsumi, Inc.	79,000	1,540,381

Mitsui Chemicals, Inc.(a)	74,400	2,129,085

MonotaRO Co. Ltd.	44,900	539,204

Murata Manufacturing Co. Ltd.	398,300	7,432,021

NET One Systems Co. Ltd.	23,200	413,889

Nextage Co. Ltd.(a)	13,500	259,037

NGK Insulators Ltd.	109,300	1,473,270

NHK Spring Co. Ltd.	86,200	852,631

Nihon M&A Center Holdings, Inc.	125,500	818,451

Nippon Gas Co. Ltd.	42,600	723,253

Nippon Steel Corp.(a)	484,700	11,747,197

Nomura Research Institute Ltd.	81,500	2,284,876

NSD Co. Ltd.	26,500	521,088

Obic Co. Ltd.	13,700	2,061,631

Oracle Corp.	21,800	1,649,998

Pan Pacific International Holdings Corp.	46,500	1,242,192

Persol Holdings Co. Ltd.	1,000,500	1,411,390

Relo Group, Inc.	57,400	472,376

Sanrio Co. Ltd.	12,300	247,877

SG Holdings Co. Ltd.	159,500	2,005,540

Shin-Etsu Chemical Co. Ltd.	458,900	19,963,643

Shinko Electric Industries Co. Ltd.(a)	14,400	534,440

SMC Corp.	8,900	4,988,516

SMS Co. Ltd.	24,500	418,950

Sysmex Corp.	69,300	1,218,685

Taiyo Yuden Co. Ltd.(a)	39,800	953,286

Takara Bio, Inc.	38,400	246,113

Takara Holdings, Inc.(a)	88,700	627,397

TDK Corp.	75,000	3,707,258

TechnoPro Holdings, Inc.	33,800	691,879

Toei Animation Co. Ltd.	34,000	696,422

Tokyo Electron Ltd.	93,700	24,498,391

Tokyo Ohka Kogyo Co. Ltd.	17,100	517,367

Tokyo Seimitsu Co. Ltd.	11,000	884,899

Topcon Corp.	27,000	317,999

Tosoh Corp.	150,800	2,054,575

Yaskawa Electric Corp.	38,000	1,592,613

ZOZO, Inc.(a)	77,400	1,946,443

Total Japan		151,426,897

Netherlands – 8.4%

ASM International NV	3,360	2,053,538

ASML Holding NV	41,061	39,565,391

Corbion NV	718	15,392

Heineken Holding NV	75,921	6,133,201

Heineken NV	127,163	12,269,601

SBM Offshore NV	141,235	2,255,975

Signify NV(b)	77,761	2,400,202

Universal Music Group NV	387,071	11,654,862

Wolters Kluwer NV	39,052	6,123,978

Total Netherlands		82,472,140

Norway – 0.8%

Aker ASA, Class A	32,474	1,866,374

Atea ASA*	91,512	1,094,912

DNO ASA	904,046	812,496

Kongsberg Gruppen ASA	47,163	3,258,362

Veidekke ASA	84,649	920,725

Total Norway		7,952,869

Portugal – 0.0%

Corticeira Amorim SGPS SA(a)	35,624	378,199

Singapore – 0.5%

Singapore Technologies Engineering Ltd.	1,396,653	4,160,155

StarHub Ltd.	952,300	832,627

Total Singapore		4,992,782

Spain – 6.8%

CIE Automotive SA	32,731	940,296

Endesa SA	898,215	16,651,288

Industria de Diseno Textil SA	934,182	47,086,132

Laboratorios Farmaceuticos Rovi SA	11,427	998,400

See Notes to Financial Statements.

WisdomTree Trust	63

Schedule of Investments (continued)

WisdomTree International Quality Dividend Growth Fund (IQDG)

March 31, 2024

Investments	Shares	Value

Viscofan SA(a)	19,754	$1,256,591

Total Spain		66,932,707

Sweden – 3.6%

Alfa Laval AB	63,229	2,488,334

Assa Abloy AB, Class B	232,619	6,681,003

Billerud Aktiebolag	140,268	1,259,613

Evolution AB(b)	44,134	5,492,088

Husqvarna AB, Class B	135,076	1,157,657

Investment AB Latour, Class B	136,444	3,592,109

Lindab International AB	13,164	283,161

Nibe Industrier AB, Class B(a)	195,496	960,970

Paradox Interactive AB	15,040	264,578

Sandvik AB	344,137	7,650,278

Sectra AB, Class B	20,112	389,634

Securitas AB, Class B	207,582	2,142,292

Skanska AB, Class B(a)	184,462	3,286,386

Total Sweden		35,648,103

Switzerland – 13.1%

Clariant AG, Registered Shares*	113,613	1,537,629

Comet Holding AG, Registered Shares	2,210	770,936

Givaudan SA, Registered Shares	2,046	9,122,611

Huber & Suhner AG, Registered Shares(a)	7,342	621,140

Logitech International SA, Registered Shares	25,541	2,290,098

Novartis AG, Registered Shares	317,712	30,818,805

Partners Group Holding AG	10,042	14,360,049

Roche Holding AG	100,779	25,701,051

Roche Holding AG, Bearer Shares	11,183	3,017,063

SFS Group AG(a)	11,368	1,496,886

Sika AG, Registered Shares	22,811	6,802,525

Sonova Holding AG, Registered Shares	7,156	2,074,422

Stadler Rail AG(a)	25,122	801,048

Straumann Holding AG, Registered Shares	4,050	647,496

Swissquote Group Holding SA, Registered Shares	2,774	779,812

Tecan Group AG, Registered Shares	18	7,470

UBS Group AG, Registered Shares	787,013	24,238,637

VAT Group AG(b)	5,850	3,035,089

Total Switzerland		128,122,767

United Kingdom – 14.3%

Admiral Group PLC	124,055	4,445,933

Airtel Africa PLC(b)	1,483,530	1,982,765

AJ Bell PLC	109,986	420,154

Ashtead Group PLC	79,203	5,642,999

AstraZeneca PLC	234,838	31,677,257

Bellway PLC	75,950	2,555,944

Britvic PLC	106,146	1,102,211

Burberry Group PLC	122,368	1,875,072

Bytes Technology Group PLC	48,179	311,005

Coats Group PLC	386,049	395,505

Diageo PLC	626,495	23,152,985

Dr. Martens PLC(a)	448,362	497,010

Dunelm Group PLC	81,337	1,163,118

Greggs PLC	16,953	615,492

Hays PLC	934,590	1,115,096

Howden Joinery Group PLC	190,441	2,181,530

IMI PLC	53,437	1,225,203

Imperial Brands PLC	767,345	17,157,468

ITV PLC	3,329,637	3,108,355

JD Sports Fashion PLC	400,842	681,059

Kainos Group PLC	12,473	152,129

Moneysupermarket.com Group PLC	277,358	770,119

Next PLC	32,918	3,839,004

Redrow PLC	200,954	1,689,406

RELX PLC	367,009	15,874,489

Renishaw PLC	22,298	1,197,138

Rentokil Initial PLC	471,952	2,812,244

Rightmove PLC	90,370	627,423

RS Group PLC	148,636	1,364,672

Sage Group PLC	214,618	3,430,975

Savills PLC	76,983	1,036,672

Softcat PLC	46,391	930,622

Spirax-Sarco Engineering PLC	14,820	1,881,497

TBC Bank Group PLC	34,475	1,400,150

Telecom Plus PLC	40,623	835,441

Victrex PLC	38,267	627,947

Total United Kingdom		139,776,089

United States – 2.4%

GSK PLC	1,073,206	23,163,958
TOTAL COMMON STOCKS (Cost: $819,298,818)		973,800,368

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.0%

United States – 2.0%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(c)
(Cost: $19,628,962)	19,628,962	19,628,962

TOTAL INVESTMENTS IN SECURITIES – 101.5% (Cost: $838,927,780)		993,429,330

Other Assets less Liabilities – (1.5)%		(15,248,701)

NET ASSETS – 100.0%		$978,180,629
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $46,257,159 and the total market value of the collateral held by the Fund was $49,029,653. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $29,400,691.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2024.

See Notes to Financial Statements.

64	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree International Quality Dividend Growth Fund (IQDG)

March 31, 2024

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$973,800,368	$—	$—	$973,800,368
Investment of Cash Collateral for Securities Loaned	—	19,628,962	—	19,628,962
Total Investments in Securities	$973,800,368	$19,628,962	$—	$993,429,330

See Notes to Financial Statements.

WisdomTree Trust	65

Schedule of Investments

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 98.7%

Australia – 12.1%

Accent Group Ltd.	1,469,270	$1,945,860

Acrow Ltd.	823,927	642,348

AMP Ltd.	3,774,721	2,881,275

Ansell Ltd.	101,713	1,631,069

ARB Corp. Ltd.(a)	44,559	1,202,057

AUB Group Ltd.	73,926	1,434,340

Australian Clinical Labs Ltd.(a)(b)	242,632	425,808

Baby Bunting Group Ltd.(a)(b)	291,450	399,298

Bapcor Ltd.	379,080	1,560,537

Base Resources Ltd.	3,505,846	263,030

Breville Group Ltd.(a)	72,335	1,297,290

Capitol Health Ltd.	2,621,646	410,487

Cedar Woods Properties Ltd.(a)	253,335	793,324

Centuria Capital Group(a)	2,315,546	2,643,659

Champion Iron Ltd.(a)	452,114	2,185,647

Codan Ltd.	130,276	923,864

Collins Foods Ltd.	115,708	765,447

Corporate Travel Management Ltd.(a)	78,127	865,981

CSR Ltd.	1,317,283	7,579,868

Dalrymple Bay Infrastructure Ltd.	710,040	1,269,250

Data#3 Ltd.	150,304	811,923

Dicker Data Ltd.(a)	172,592	1,212,691

Domain Holdings Australia Ltd.(a)	416,651	891,580

Eagers Automotive Ltd.	414,951	3,833,311

EVT Ltd.(a)	170,630	1,382,582

First Resources Ltd.	2,568,800	2,607,629

G8 Education Ltd.	1,233,334	965,553

GR Engineering Services Ltd.	374,138	556,520

GrainCorp Ltd., Class A	257,633	1,384,977

GUD Holdings Ltd.(a)	218,857	1,684,831

GWA Group Ltd.	653,317	1,142,280

Hansen Technologies Ltd.	220,752	701,371

Helia Group Ltd.	734,789	1,874,361

Helloworld Travel Ltd.	215,678	424,939

HMC Capital Ltd.	276,348	1,296,281

HUB24 Ltd.	23,417	648,061

Iluka Resources Ltd.	358,710	1,687,301

Imdex Ltd.(a)	124,239	188,855

Infomedia Ltd.	545,320	633,265

Ingenia Communities Group(a)	367,477	1,253,851

Inghams Group Ltd.(a)	626,904	1,468,282

Insignia Financial Ltd.(a)	1,606,583	2,641,300

Integral Diagnostics Ltd.(a)	272,914	400,610

IPH Ltd.	300,276	1,236,129

IVE Group Ltd.	513,996	731,022

Johns Lyng Group Ltd.	119,711	500,618

Jumbo Interactive Ltd.	66,349	741,924

Kelsian Group Ltd.(a)	222,626	839,494

Lindsay Australia Ltd.	619,330	450,517

Lovisa Holdings Ltd.(a)	120,552	2,624,488

Lycopodium Ltd.	97,566	744,729

MA Financial Group Ltd.(a)	247,735	790,333

Macmahon Holdings Ltd.	3,093,557	454,103

Magellan Financial Group Ltd.	686,766	4,431,176

McMillan Shakespeare Ltd.	207,456	2,656,808

Metcash Ltd.	2,242,023	5,719,140

Monadelphous Group Ltd.	87,160	806,320

Monash IVF Group Ltd.	969,202	913,684

Myer Holdings Ltd.(a)	2,212,423	1,176,359

MyState Ltd.	350,213	836,233

Netwealth Group Ltd.	129,043	1,778,043

nib holdings Ltd.	506,793	2,598,766

Nick Scali Ltd.(a)	185,400	1,862,706

Nine Entertainment Co. Holdings Ltd.(a)	2,865,565	3,196,836

NRW Holdings Ltd.	957,667	1,830,611

Nufarm Ltd.	142,502	511,326

oOh!media Ltd.	534,726	620,962

Orora Ltd.(a)	2,521,011	4,473,604

PeopleIN Ltd.	471,226	338,171

Perenti Ltd.	1,266,645	809,832

Perseus Mining Ltd.	958,003	1,343,752

Pinnacle Investment Management Group Ltd.(a)	253,874	1,926,247

PointsBet Holdings Ltd.	1,254,971	675,463

Propel Funeral Partners Ltd.	33,408	121,836

PSC Insurance Group Ltd.(a)	244,935	866,092

PWR Holdings Ltd.	66,354	499,126

Ramelius Resources Ltd.	257,853	312,895

Regis Healthcare Ltd.	303,239	793,311

Reliance Worldwide Corp. Ltd.	962,364	3,610,116

Ridley Corp. Ltd.	480,477	780,523

SG Fleet Group Ltd.	416,886	802,330

SmartGroup Corp. Ltd.	189,815	1,202,441

SRG Global Ltd.	1,093,690	570,819

Super Retail Group Ltd.	576,305	6,053,300

Tabcorp Holdings Ltd.	2,021,492	995,710

Terracom Ltd.(a)	2,529,184	396,010

Ventia Services Group Pty. Ltd.	2,035,151	5,111,770

Waypoint REIT Ltd.	1,772,524	2,948,806

Total Australia		133,497,274

Austria – 0.4%

Kontron AG	90,693	2,002,066

Oesterreichische Post AG	39,786	1,359,965

Porr AG	44,262	678,802

Schoeller-Bleckmann Oilfield Equipment AG	19,631	939,225

Total Austria		4,980,058

Belgium – 1.3%

Barco NV(a)	88,140	1,453,570

bpost SA(a)	453,493	1,696,572

Cofinimmo SA(a)	97,079	6,358,868

Deceuninck NV	154,074	375,232

Econocom Group SA(a)	277,738	637,409

Exmar NV(a)	102,343	847,768

Fagron	32,877	627,056

Recticel SA(a)	47,740	563,026

Xior Student Housing NV(a)(b)	73,229	2,214,445

Total Belgium		14,773,946

See Notes to Financial Statements.

66	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2024

Investments	Shares	Value

China – 0.2%

CITIC Telecom International Holdings Ltd.	6,275,822	$2,028,739

CPMC Holdings Ltd.	459,009	401,742

Total China		2,430,481

Denmark – 1.6%

Alm Brand AS	1,271,968	2,423,673

Cementir Holding NV	124,648	1,410,816

Chemometec AS	13,529	830,173

D/S Norden AS	158,831	6,471,446

Dfds AS	40,470	1,174,283

Matas AS	16,384	277,554

Scandinavian Tobacco Group AS(c)	117,664	2,109,144

Spar Nord Bank AS	192,402	3,209,254

Total Denmark		17,906,343

Finland – 1.3%

Aktia Bank OYJ	63,376	685,830

Citycon OYJ*(a)	454,225	1,876,894

F-Secure OYJ(a)	228,513	462,986

Harvia OYJ(b)	22,171	917,560

Marimekko OYJ	38,183	512,584

Musti Group OYJ*	24,086	649,802

Oriola OYJ, Class B	209,206	229,557

Outokumpu OYJ(a)	776,561	3,379,904

Puuilo OYJ	130,173	1,392,512

Revenio Group OYJ	12,011	330,783

Sanoma OYJ(a)	132,910	977,526

Scanfil OYJ	55,267	498,995

Talenom OYJ(a)	77,582	497,704

Terveystalo OYJ(a)(c)	83,668	681,325

Tokmanni Group Corp.	53,065	869,969

Total Finland		13,963,931

France – 4.1%

Beneteau SACA	80,451	1,188,615

Bonduelle SCA(a)	26,724	216,753

Chargeurs SA	74,265	959,266

Cie des Alpes	77,405	1,128,565

Cie Plastic Omnium SE	145,138	1,893,528

Coface SA	372,523	5,894,058

Derichebourg SA	313,687	1,491,318

Eramet SA(a)	42,180	3,209,307

Etablissements Maurel & Prom SA	244,568	1,477,827

Fnac Darty SA(a)	44,887	1,406,830

IPSOS SA	42,166	2,975,992

Lectra(a)	21,752	759,971

Mersen SA	38,717	1,524,133

Metropole Television SA	156,980	2,343,021

Quadient SA	34,790	716,145

Rubis SCA	352,839	12,476,104

Television Francaise 1 SA(a)	412,680	3,775,031

Vicat SACA	37,664	1,486,749

Total France		44,923,213

Georgia – 0.9%

Bank of Georgia Group PLC	149,986	9,568,225

Germany – 2.4%

7C Solarparken AG	92,532	310,796

Bilfinger SE	40,886	1,911,993

CompuGroup Medical SE & Co. KGaA	22,212	684,165

Dermapharm Holding SE	40,743	1,436,239

Deutz AG	186,486	1,185,268

Duerr AG	66,830	1,546,018

Eckert & Ziegler SE	7,301	295,533

Elmos Semiconductor SE	7,172	572,412

ElringKlinger AG	43,298	283,844

GFT Technologies SE	12,710	370,624

Hamborner REIT AG	141,790	1,050,494

Hamburger Hafen und Logistik AG*	67,097	1,202,915

Instone Real Estate Group SE(c)	98,485	949,829

Jenoptik AG	20,533	638,658

Kloeckner & Co. SE	185,127	1,349,576

Lanxess AG	116,601	3,124,300

MLP SE	109,341	662,475

Mutares SE & Co. KGaA	35,324	1,407,732

Norma Group SE	25,974	483,335

ProSiebenSat.1 Media SE	77,843	547,467

SAF-Holland SE	87,586	1,786,859

Salzgitter AG	69,202	1,808,663

Stabilus SE	26,104	1,663,347

Wacker Neuson SE	73,599	1,363,995

Total Germany		26,636,537

Hong Kong – 0.2%

Dah Sing Banking Group Ltd.	986,400	702,010

Dah Sing Financial Holdings Ltd.	301,029	691,565

Guotai Junan International Holdings Ltd.(a)	7,128,000	482,702

Nissin Foods Co. Ltd.(a)	994,000	628,676

Total Hong Kong		2,504,953

Indonesia – 0.1%

Bumitama Agri Ltd.	1,530,400	776,766

Ireland – 0.4%

C&C Group PLC	285,742	591,258

Cairn Homes PLC	1,285,362	2,215,553

Kenmare Resources PLC	205,629	848,119

Origin Enterprises PLC(a)	171,549	583,610

Total Ireland		4,238,540

Israel – 4.6%

Altshuler Shaham Finance Ltd.	920,135	1,305,975

Amot Investments Ltd.	1,073,251	5,123,553

Arad Ltd.	27,908	388,489

Ashdod Refinery Ltd.	1	14

Ashtrom Group Ltd.*	208,258	3,113,887

AudioCodes Ltd.	36,981	491,270

Electra Consumer Products 1970 Ltd.	22,536	512,576

Electra Real Estate Ltd.	83,282	881,989

Energix-Renewable Energies Ltd.	301,827	1,113,820

See Notes to Financial Statements.

WisdomTree Trust	67

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2024

Investments	Shares	Value

FIBI Holdings Ltd.	74,187	$3,391,741

Gav-Yam Lands Corp. Ltd.	112,743	855,489

Harel Insurance Investments & Financial Services Ltd.*	438,728	4,203,224

Inrom Construction Industries Ltd.	171,235	551,512

Israel Canada TR Ltd.	217,785	876,799

Israel Land Development Co. Ltd.	41,827	386,680

Isramco Negev 2 LP	3,929,285	1,919,759

Kardan Real Estate Enterprise & Development Ltd.	282,980	354,372

Kvutzat Acro Ltd.	56,765	701,874

Lapidoth Capital Ltd.	33,900	578,494

Magic Software Enterprises Ltd.	51,947	610,682

Matrix IT Ltd.	97,963	2,181,887

Max Stock Ltd.	420,962	967,005

Maytronics Ltd.	90,990	899,548

Mediterranean Towers Ltd.	255,937	672,448

Mega Or Holdings Ltd.	53,366	1,429,522

Menora Mivtachim Holdings Ltd.	63,049	1,686,492

Migdal Insurance & Financial Holdings Ltd.	360,437	499,872

Mivne Real Estate KD Ltd.	955,259	2,365,138

Next Vision Stabilized Systems Ltd.	15,774	183,973

Novolog Ltd.	1,105,819	456,671

Oil Refineries Ltd.	17,388,045	5,790,162

One Software Technologies Ltd.	60,003	921,246

Paz Oil Co. Ltd.	1	61

Plus500 Ltd.	141,195	3,219,480

Ratio Energies Finance LP	637,105	526,559

Retailors Ltd.	46,726	1,179,342

Sisram Medical Ltd.(c)	436,800	197,012

Total Israel		50,538,617

Italy – 5.6%

ACEA SpA(a)	430,517	7,634,616

Anima Holding SpA(c)	499,728	2,374,707

Aquafil SpA	206,568	677,089

Ariston Holding NV(a)	60,461	339,875

Arnoldo Mondadori Editore SpA(a)	612,986	1,542,518

Ascopiave SpA(a)	332,174	848,439

Banca IFIS SpA	182,692	3,581,128

Banca Popolare di Sondrio SpA	698,900	5,238,395

Biesse SpA(a)	34,933	467,823

Cairo Communication SpA	404,589	873,912

Danieli & C Officine Meccaniche SpA(a)	26,323	935,309

Danieli & C Officine Meccaniche SpA, RSP	9,722	256,719

Datalogic SpA(a)	112,532	697,608

El.En. SpA(a)	44,607	565,581

Enav SpA(c)	815,313	3,416,487

IMMSI SpA	678,795	403,204

Intercos SpA(a)	50,689	734,666

Italian Sea Group SpA(a)	96,072	1,043,803

Maire Tecnimont SpA	341,964	2,683,118

MARR SpA	79,224	1,007,919

Orsero SpA	17,761	274,685

OVS SpA(a)(c)	172,677	454,292

Piaggio & C SpA	1,216,558	3,852,304

RAI Way SpA(c)	443,916	2,488,238

Salcef Group SpA	49,542	1,225,273

Salvatore Ferragamo SpA(a)	117,830	1,434,180

Sanlorenzo SpA	18,351	835,374

Saras SpA	3,004,550	5,749,987

Spaxs SpA*(a)	97,364	511,044

Technogym SpA(c)	287,195	2,853,569

Tinexta SpA(a)	46,208	948,687

Unieuro SpA(a)(c)	51,817	494,427

Webuild SpA(a)	1,026,824	2,486,310

Wiit SpA(a)	27,202	530,570

Zignago Vetro SpA	163,177	2,336,825

Total Italy		61,798,681

Japan – 27.6%

77 Bank Ltd.	45,200	1,237,927

Adastria Co. Ltd.	22,500	573,111

ADEKA Corp.	58,001	1,235,556

Aeon Delight Co. Ltd.	24,700	577,740

Ai Holdings Corp.	42,100	684,304

Aica Kogyo Co. Ltd.(a)	40,900	1,005,306

Aisan Industry Co. Ltd.	74,700	840,557

AIT Corp.	24,700	295,561

Alinco, Inc.	62,600	429,756

Alleanza Holdings Co. Ltd.(a)	27,600	189,659

Alps Alpine Co. Ltd.(a)	99,200	785,236

Amano Corp.	53,400	1,366,182

Anritsu Corp.	65,200	532,689

Arcs Co. Ltd.	51,200	1,058,879

ARE Holdings, Inc.(a)	74,800	954,862

Ariake Japan Co. Ltd.	15,400	535,227

Artience Co. Ltd.	29,900	575,300

As One Corp.	31,000	544,029

Asanuma Corp.(a)	35,200	924,510

ASKUL Corp.(a)	37,900	574,466

Autobacs Seven Co. Ltd.(a)	83,903	888,952

Bando Chemical Industries Ltd.	83,000	1,036,506

Bank of Nagoya Ltd.	10,200	448,855

Baroque Japan Ltd.(a)	54,600	274,182

Bell System24 Holdings, Inc.	75,600	802,231

Bunka Shutter Co. Ltd.	54,400	625,432

C Uyemura & Co. Ltd.	13,600	944,438

Canon Electronics, Inc.	18,900	302,585

Casio Computer Co. Ltd.(a)	146,800	1,257,080

Central Glass Co. Ltd.	21,500	412,257

Chori Co. Ltd.	38,200	859,434

Chugin Financial Group, Inc.	82,900	720,024

Chugoku Marine Paints Ltd.	9,000	134,811

Citizen Watch Co. Ltd.(a)	169,800	1,111,842

CKD Corp.(a)	54,500	1,085,715

Computer Engineering & Consulting Ltd.	19,000	195,216

Daido Steel Co. Ltd.	187,155	2,246,305

Daiei Kankyo Co. Ltd.	20,300	358,397

See Notes to Financial Statements.

68	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2024

Investments	Shares	Value

Daihen Corp.	16,400	$1,006,680

Daiho Corp.(a)	22,900	516,723

Daiichikosho Co. Ltd.	63,800	817,181

Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	12,800	252,456

Daio Paper Corp.	46,200	354,563

Daiseki Co. Ltd.	14,100	339,585

Daishi Hokuetsu Financial Group, Inc.(a)	35,140	1,035,544

Daiwabo Holdings Co. Ltd.(a)	59,800	1,014,480

DCM Holdings Co. Ltd.	71,500	697,780

Denka Co. Ltd.(a)	55,400	858,939

Dexerials Corp.	28,200	1,245,984

DIC Corp.	54,900	1,047,614

Dip Corp.	17,800	323,551

DMG Mori Co. Ltd.(a)	82,600	2,216,930

Dowa Holdings Co. Ltd.(a)	18,700	658,445

DTS Corp.	34,500	916,383

Eagle Industry Co. Ltd.	61,700	746,866

Earth Corp.(a)	18,800	536,007

EDION Corp.(a)	96,100	982,938

Eiken Chemical Co. Ltd.(a)	48,100	635,634

Elecom Co. Ltd.	56,100	572,324

Elematec Corp.	68,900	873,627

en Japan, Inc.(a)	21,700	386,842

ES-Con Japan Ltd.	120,500	828,042

Exedy Corp.(a)	83,200	1,682,196

EXEO Group, Inc.	140,000	1,497,638

Ezaki Glico Co. Ltd.	23,300	651,683

Fancl Corp.	36,600	484,389

Feed One Co. Ltd.	37,000	238,852

Ferrotec Holdings Corp.(a)	33,400	652,795

Financial Partners Group Co. Ltd.	88,700	1,267,101

Food & Life Cos. Ltd.	21,800	414,552

FP Corp.(a)	23,600	429,913

FP Partner, Inc.	8,800	372,130

France Bed Holdings Co. Ltd.	38,700	329,351

Fudo Tetra Corp.	33,300	453,256

Fuji Corp. Ltd.(a)	121,300	620,346

Fuji Oil Holdings, Inc.	33,600	530,713

Fuji Pharma Co. Ltd.(a)	71,400	781,251

Fuji Soft, Inc.(a)	16,400	651,254

Fujikura Ltd.	211,600	3,184,940

Fujimi, Inc.(a)	36,523	849,456

Fujitec Co. Ltd.(a)	39,000	977,416

Fukuyama Transporting Co. Ltd.	21,200	507,780

Funai Soken Holdings, Inc.	38,300	624,562

Furukawa Electric Co. Ltd.(a)	34,400	735,755

Furyu Corp.(a)	30,300	257,463

Futaba Industrial Co. Ltd.	42,300	327,846

Future Corp.	47,500	528,841

Gecoss Corp.	102,300	780,034

Glory Ltd.(a)	32,577	611,310

Godo Steel Ltd.	24,300	918,405

GS Yuasa Corp.(a)	30,500	634,002

Gunma Bank Ltd.	311,800	1,809,262

H2O Retailing Corp.	58,800	755,664

Hakuto Co. Ltd.(a)	34,600	1,289,398

Hanwa Co. Ltd.	21,500	842,413

Hazama Ando Corp.(a)	136,900	1,072,803

Heiwa Corp.	75,419	999,640

Heiwa Real Estate Co. Ltd.(a)	23,100	622,736

Hirogin Holdings, Inc.	201,500	1,452,552

Hochiki Corp.	62,500	923,387

Hogy Medical Co. Ltd.(a)	16,200	401,401

Hokkaido Gas Co. Ltd.	49,700	830,167

Hokuetsu Corp.(a)	31,200	396,636

Hokuhoku Financial Group, Inc.	58,100	743,981

Horiba Ltd.	26,700	2,827,982

HU Group Holdings, Inc.(a)	55,700	899,105

Hyakugo Bank Ltd.	24,200	103,775

Hyakujushi Bank Ltd.	29,100	572,405

Ichibanya Co. Ltd.	95,700	759,428

Ichigo, Inc.	201,000	614,906

Idec Corp.(a)	27,700	494,352

IDOM, Inc.	64,300	441,002

Iino Kaiun Kaisha Ltd.(a)	139,600	1,130,857

Inaba Denki Sangyo Co. Ltd.	59,300	1,373,329

Inabata & Co. Ltd.	48,900	1,025,852

Inui Global Logistics Co. Ltd.(a)	58,700	402,206

Itochu Enex Co. Ltd.	100,401	1,041,525

Itoham Yonekyu Holdings, Inc.	39,600	1,049,232

Iyogin Holdings, Inc.	99,400	770,400

Izumi Co. Ltd.	36,900	856,030

JAC Recruitment Co. Ltd.	199,600	1,056,392

Japan Aviation Electronics Industry Ltd.(a)	49,700	814,076

Japan Lifeline Co. Ltd.	64,600	519,890

Japan Securities Finance Co. Ltd.	50,200	555,585

Japan Steel Works Ltd.	25,400	568,603

Japan Transcity Corp.	49,700	221,006

Jeol Ltd.(a)	12,200	504,461

Joyful Honda Co. Ltd.(a)	70,400	1,019,171

Juroku Financial Group, Inc.	35,500	1,123,559

JVCKenwood Corp.	75,700	472,172

K’s Holdings Corp.	93,400	826,650

Kaga Electronics Co. Ltd.(a)	27,000	1,138,194

Kakaku.com, Inc.	112,300	1,396,098

Kamigumi Co. Ltd.(a)	79,300	1,760,010

Kanamoto Co. Ltd.	44,800	797,161

Kandenko Co. Ltd.	99,600	1,151,015

Kaneka Corp.	30,900	778,702

Kanematsu Corp.	84,300	1,443,758

Katitas Co. Ltd.(a)	26,200	346,056

Kato Sangyo Co. Ltd.	32,300	978,529

Kewpie Corp.	38,300	716,172

KH Neochem Co. Ltd.	35,000	543,923

Ki-Star Real Estate Co. Ltd.(a)	15,200	387,671

Kitz Corp.	113,700	1,025,475

Koatsu Gas Kogyo Co. Ltd.	18,200	107,268

See Notes to Financial Statements.

WisdomTree Trust	69

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2024

Investments	Shares	Value

Kojima Co. Ltd.(a)	29,400	$159,874

Kokuyo Co. Ltd.	80,600	1,324,472

KOMEDA Holdings Co. Ltd.	46,300	836,089

Komeri Co. Ltd.(a)	31,900	729,287

Konoike Transport Co. Ltd.	10,600	153,385

Krosaki Harima Corp.	35,600	824,461

Kumagai Gumi Co. Ltd.	29,100	802,752

Kumiai Chemical Industry Co. Ltd.	69,600	382,157

Kurabo Industries Ltd.	26,595	615,035

Kureha Corp.	32,800	588,837

KYB Corp.	31,900	1,089,716

Kyoei Steel Ltd.	50,200	800,042

Kyorin Pharmaceutical Co. Ltd.	40,690	487,167

Kyudenko Corp.	31,400	1,321,396

Kyushu Financial Group, Inc.	179,300	1,352,939

LEC, Inc.	16,400	120,823

Life Corp.	29,100	747,953

Lintec Corp.	28,630	598,724

Mabuchi Motor Co. Ltd.	58,200	1,067,131

Makino Milling Machine Co. Ltd.	12,400	512,894

Mani, Inc.	24,200	317,321

Marubun Corp.(a)	67,300	687,919

Maruha Nichiro Corp.	46,100	905,734

Matsui Securities Co. Ltd.(a)	182,740	997,345

Max Co. Ltd.	45,200	972,123

MCJ Co. Ltd.	82,700	747,521

Megmilk Snow Brand Co. Ltd.	31,200	561,763

MEITEC Group Holdings, Inc.	66,100	1,304,574

Micronics Japan Co. Ltd.	20,500	1,208,233

Mirait One Corp.	65,600	827,883

Mitsubishi Logistics Corp.	35,000	1,150,517

Mitsubishi Materials Corp.	59,900	1,154,701

Mitsubishi Shokuhin Co. Ltd.	33,000	1,225,412

Mitsuboshi Belting Ltd.(a)	49,700	1,533,576

Mitsui DM Sugar Holdings Co. Ltd.	47,900	985,883

Mitsui High-Tec, Inc.	8,000	461,092

Mitsui Matsushima Holdings Co. Ltd.(a)	25,200	485,201

Mitsui Mining & Smelting Co. Ltd.	49,764	1,547,716

Mitsui-Soko Holdings Co. Ltd.(a)	34,200	1,063,207

Mizuho Medy Co. Ltd.(a)	19,700	438,009

Mizuno Corp.	13,900	584,122

Mochida Pharmaceutical Co. Ltd.	24,500	521,259

Morinaga & Co. Ltd.	35,200	610,642

Morinaga Milk Industry Co. Ltd.	33,400	689,870

Musashi Seimitsu Industry Co. Ltd.	47,800	532,181

Musashino Bank Ltd.	36,200	705,846

Nabtesco Corp.	55,700	942,165

Nachi-Fujikoshi Corp.(a)	27,300	629,535

Nagase & Co. Ltd.	65,600	1,107,023

Nakanishi, Inc.	31,200	485,487

Nakayama Steel Works Ltd.(a)	78,000	489,610

NEC Networks & System Integration Corp.	63,200	1,058,588

NET One Systems Co. Ltd.	35,900	640,457

NHK Spring Co. Ltd.	114,700	1,134,533

Nichias Corp.	58,200	1,565,126

Nichicon Corp.	49,700	421,980

Nichiha Corp.	32,600	742,060

Nihon Kohden Corp.	22,500	595,262

Nihon M&A Center Holdings, Inc.	170,800	1,113,876

Nihon Nohyaku Co. Ltd.(a)	31,500	171,502

Nikkon Holdings Co. Ltd.	49,700	970,225

Nippn Corp.	77,800	1,219,344

Nippon Air Conditioning Services Co. Ltd.	75,000	464,336

Nippon Carbon Co. Ltd.	26,100	919,178

Nippon Denko Co. Ltd.	207,300	447,898

Nippon Electric Glass Co. Ltd.	74,500	1,906,003

Nippon Gas Co. Ltd.	75,400	1,280,124

Nippon Kanzai Holdings Co. Ltd.	39,800	674,795

Nippon Kayaku Co. Ltd.	119,999	1,035,506

Nippon Pillar Packing Co. Ltd.	34,400	1,450,144

Nippon Road Co. Ltd.	14,600	183,483

Nippon Shokubai Co. Ltd.	55,600	538,568

Nippon Soda Co. Ltd.(a)	31,600	1,265,295

Nippon Yakin Kogyo Co. Ltd.(a)	21,300	674,839

Nipro Corp.(a)	65,600	531,189

Nishi-Nippon Financial Holdings, Inc.	78,900	998,860

Nishi-Nippon Railroad Co. Ltd.(a)	38,700	644,126

Nishimatsu Construction Co. Ltd.(a)	26,200	772,956

Nishio Holdings Co. Ltd.	33,900	866,847

Nisshin Oillio Group Ltd.	26,900	915,359

Nisshinbo Holdings, Inc.	70,492	573,829

Nissui Corp.	199,200	1,263,682

Nitto Kogyo Corp.(a)	29,000	793,287

Noevir Holdings Co. Ltd.	34,400	1,188,754

Nomura Micro Science Co. Ltd.	18,800	737,864

Noritake Co. Ltd.	38,000	1,077,142

North Pacific Bank Ltd.	200,300	588,942

NS United Kaiun Kaisha Ltd.(a)	28,700	874,208

NSD Co. Ltd.	65,200	1,282,072

NTN Corp.(a)	242,200	502,020

Ogaki Kyoritsu Bank Ltd.	59,300	855,343

Ohsho Food Service Corp.	16,400	848,472

Okamura Corp.	78,600	1,178,909

Okasan Securities Group, Inc.(a)	148,200	800,022

Okinawa Cellular Telephone Co.	49,600	1,163,435

OKUMA Corp.(a)	19,700	926,653

Okumura Corp.	30,600	1,029,132

Onward Holdings Co. Ltd.	108,600	409,730

Open Up Group, Inc.	49,700	691,915

Organo Corp.	15,700	798,771

Osaka Soda Co. Ltd.(a)	4,500	287,225

OSG Corp.	60,100	868,471

PAL GROUP Holdings Co. Ltd.	52,300	897,095

PALTAC Corp.	17,900	486,693

Paramount Bed Holdings Co. Ltd.	37,800	650,376

Penta-Ocean Construction Co. Ltd.	149,500	767,429

PHC Holdings Corp.(a)	91,300	745,626

Pigeon Corp.	78,300	751,984

See Notes to Financial Statements.

70	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2024

Investments	Shares	Value

Pilot Corp.	16,400	$431,280

Press Kogyo Co. Ltd.	219,700	1,037,930

Prima Meat Packers Ltd.	52,400	797,365

Raito Kogyo Co. Ltd.	48,200	648,739

Raiznext Corp.	78,900	1,131,798

Relo Group, Inc.	76,000	625,445

Rengo Co. Ltd.	124,800	964,789

Resorttrust, Inc.	50,100	878,889

Riso Kagaku Corp.(a)	34,100	698,470

Roland Corp.	17,800	536,311

Rorze Corp.	1,000	142,720

Round One Corp.	86,200	448,243

Ryobi Ltd.	19,300	381,932

S Foods, Inc.	27,700	613,136

Sakai Chemical Industry Co. Ltd.(a)	25,700	328,414

Sakai Moving Service Co. Ltd.	29,600	499,902

Sakata Seed Corp.	16,500	406,654

SAMTY Co. Ltd.	47,200	874,796

San-Ai Obbli Co. Ltd.	49,600	684,296

San-In Godo Bank Ltd.	129,000	1,028,795

Sangetsu Corp.	65,500	1,445,505

Sanki Engineering Co. Ltd.	87,700	1,238,329

Sankyu, Inc.	27,200	938,507

Sanshin Electronics Co. Ltd.	34,700	493,176

Sanyo Chemical Industries Ltd.	18,700	526,360

Sanyo Special Steel Co. Ltd.	34,700	515,416

Sawai Group Holdings Co. Ltd.	16,500	657,405

Scroll Corp.	103,200	654,610

Seika Corp.	20,800	509,194

Seiko Group Corp.(a)	19,000	523,506

Seiren Co. Ltd.(a)	46,400	845,559

Senko Group Holdings Co. Ltd.	125,200	948,855

Senshu Ikeda Holdings, Inc.	184,600	481,793

Seria Co. Ltd.	47,000	934,752

Shibaura Machine Co. Ltd.(a)	16,500	395,206

Shibaura Mechatronics Corp.(a)	8,200	347,299

Shiga Bank Ltd.	24,300	673,551

Shin-Etsu Polymer Co. Ltd.	66,800	679,277

Shinagawa Refractories Co. Ltd.(a)	29,500	375,609

Shinsho Corp.	16,400	782,371

Ship Healthcare Holdings, Inc.	26,100	362,498

Shoei Co. Ltd.(a)	30,500	454,039

Sinfonia Technology Co. Ltd.	42,200	903,419

SKY Perfect JSAT Holdings, Inc.	183,000	1,280,498

Sotetsu Holdings, Inc.	45,200	821,004

ST Corp.	8,900	90,914

Star Micronics Co. Ltd.	49,500	607,364

Starts Corp., Inc.(a)	48,000	1,081,503

Sumida Corp.	42,600	345,371

Sumitomo Bakelite Co. Ltd.	45,400	1,388,293

Sumitomo Mitsui Construction Co. Ltd.	182,700	519,086

Sumitomo Osaka Cement Co. Ltd.(a)	20,300	516,671

Sun Frontier Fudousan Co. Ltd.	85,800	1,111,724

Sun-Wa Technos Corp.	39,100	617,457

Suruga Bank Ltd.(a)	104,000	613,644

Suzuden Corp.	49,500	706,465

Systena Corp.	217,500	390,895

T Hasegawa Co. Ltd.(a)	22,800	456,467

T-Gaia Corp.	51,600	703,024

Tachi-S Co. Ltd.	46,900	619,466

Tachibana Eletech Co. Ltd.	18,100	386,888

Taiheiyo Cement Corp.	60,000	1,395,091

Taikisha Ltd.	22,000	675,212

Taiyo Holdings Co. Ltd.	35,600	797,410

Takaoka Toko Co. Ltd.	16,400	278,706

Takara Bio, Inc.	46,800	299,950

Takara Holdings, Inc.(a)	148,500	1,050,377

Takara Standard Co. Ltd.(a)	79,400	1,024,601

Takasago Thermal Engineering Co. Ltd.(a)	43,800	1,412,296

Takeuchi Manufacturing Co. Ltd.	38,600	1,555,783

Takuma Co. Ltd.	55,800	701,993

Tama Home Co. Ltd.	29,200	875,932

Tamron Co. Ltd.	15,500	704,615

Tayca Corp.	18,200	182,908

TechnoPro Holdings, Inc.	45,500	931,375

Teijin Ltd.	42,200	393,155

Teikoku Electric Manufacturing Co. Ltd.	41,900	707,354

THK Co. Ltd.	54,100	1,262,196

TKC Corp.(a)	32,300	794,988

Tocalo Co. Ltd.	83,000	981,664

Toda Corp.	182,600	1,233,662

Toho Bank Ltd.(a)	241,900	575,401

Toho Gas Co. Ltd.	49,600	1,135,250

Tokai Carbon Co. Ltd.	106,700	702,685

TOKAI Holdings Corp.	75,900	495,485

Tokai Rika Co. Ltd.	56,122	970,811

Tokai Tokyo Financial Holdings, Inc.	250,200	1,006,785

Tokuyama Corp.	41,000	735,505

Tokyo Electron Device Ltd.(a)	21,200	965,133

Tokyo Kiraboshi Financial Group, Inc.	27,300	879,365

Tokyo Seimitsu Co. Ltd.	29,500	2,373,138

Tokyo Steel Manufacturing Co. Ltd.	82,900	911,465

Tokyotokeiba Co. Ltd.(a)	16,600	489,735

Tokyu Construction Co. Ltd.	53,800	296,825

Tomoku Co. Ltd.	26,300	460,157

Tomy Co. Ltd.	50,800	944,371

Topcon Corp.	59,600	701,953

Topy Industries Ltd.	26,100	467,349

Tosei Corp.	27,700	452,988

Totetsu Kogyo Co. Ltd.	32,100	637,355

Towa Pharmaceutical Co. Ltd.	28,700	550,694

Toyo Tanso Co. Ltd.	18,100	986,653

Toyo Tire Corp.	116,500	2,176,894

Toyobo Co. Ltd.	74,700	556,258

Transcosmos, Inc.(a)	39,300	815,369

Trusco Nakayama Corp.	37,700	643,923

Tsubakimoto Chain Co.	41,000	1,395,157

Tsumura & Co.	40,201	1,015,484

See Notes to Financial Statements.

WisdomTree Trust	71

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2024

Investments	Shares	Value

UACJ Corp.	32,900	$957,577

UBE Corp.(a)	68,500	1,234,036

Ulvac, Inc.	20,500	1,335,422

Universal Entertainment Corp.	27,300	362,389

Valor Holdings Co. Ltd.	52,600	871,656

Valqua Ltd.	38,200	1,294,830

VT Holdings Co. Ltd.	179,300	633,820

Wacoal Holdings Corp.	29,500	723,929

West Holdings Corp.	16,500	313,876

Xebio Holdings Co. Ltd.	76,800	502,375

YAMABIKO Corp.	51,300	676,904

Yamagata Bank Ltd.(a)	50,500	393,403

Yamaguchi Financial Group, Inc.(a)	113,900	1,172,904

Yamaichi Electronics Co. Ltd.	45,300	745,297

Yamazen Corp.	92,700	824,436

Yaoko Co. Ltd.(a)	14,800	894,288

Yellow Hat Ltd.	64,900	853,784

Yokogawa Bridge Holdings Corp.	49,700	968,419

Yokorei Co. Ltd.(a)	36,500	251,059

Yuasa Trading Co. Ltd.	23,600	834,253

Yurtec Corp.	64,100	642,927

Total Japan		303,061,548

Malaysia – 0.1%

Frencken Group Ltd.	559,900	692,822

Netherlands – 1.8%

AMG Critical Materials NV(a)	25,309	575,101

Brunel International NV(a)	56,390	619,974

Corbion NV	63,260	1,356,168

ForFarmers NV(a)	174,197	488,205

Koninklijke BAM Groep NV	565,420	2,144,615

Koninklijke Heijmans NV	91,641	1,698,364

RHI Magnesita NV	58,241	2,598,596

SBM Offshore NV(a)	451,704	7,215,158

Sligro Food Group NV	33,873	512,891

Wereldhave NV	139,901	2,181,784

Total Netherlands		19,390,856

Norway – 3.6%

ABG Sundal Collier Holding ASA	1,236,518	692,995

Aker Solutions ASA	301,761	1,079,804

Atea ASA*	99,622	1,191,945

Austevoll Seafood ASA	401,451	3,152,815

Awilco LNG AS	578,655	362,173

Belships ASA	805,106	1,551,050

Borregaard ASA	88,645	1,545,972

Bouvet ASA	97,460	556,088

DNO ASA	2,542,025	2,284,603

Elmera Group ASA(c)	208,296	659,337

Europris ASA(c)	273,359	1,965,415

Gram Car Carriers ASA	41,156	755,699

Grieg Seafood ASA	200,772	1,258,457

Hoegh Autoliners ASA	722,340	6,139,018

Kitron ASA	178,468	559,327

MPC Container Ships ASA	2,388,779	2,762,313

Panoro Energy ASA	185,106	455,914

Protector Forsikring ASA	148,136	3,099,651

Rana Gruber ASA	188,904	1,372,125

SpareBank 1 Nord Norge	153,164	1,349,711

SpareBank 1 Oestlandet	63,932	733,103

SpareBank 1 SMN	187,952	2,387,385

Sparebanken Vest	111,033	1,191,328

TGS ASA	134,533	1,465,793

Veidekke ASA	118,074	1,284,288

Total Norway		39,856,309

Portugal – 1.4%

Altri SGPS SA(a)	460,027	2,598,416

Corticeira Amorim SGPS SA(a)	100,905	1,071,248

CTT-Correios de Portugal SA	180,929	807,016

Mota-Engil SGPS SA	382,716	1,990,200

NOS SGPS SA(a)	901,326	3,529,664

REN – Redes Energeticas Nacionais SGPS SA	1,062,598	2,524,733

Sonae SGPS SA	3,228,999	3,068,840

Total Portugal		15,590,117

Singapore – 2.7%

Aztech Global Ltd.(b)	1,117,200	844,357

China Aviation Oil Singapore Corp. Ltd.	548,000	367,472

ComfortDelGro Corp. Ltd.	1,869,700	1,939,523

CSE Global Ltd.	1,853,000	590,390

Delfi Ltd.(a)	945,100	630,253

Digital Core REIT Management Pte. Ltd.(a)	2,422,300	1,453,380

Food Empire Holdings Ltd.	979,000	986,544

Geo Energy Resources Ltd.(a)	3,117,100	796,828

Hong Fok Corp. Ltd.	693,300	426,377

Hour Glass Ltd.(a)	590,700	700,296

iFAST Corp. Ltd.	78,800	388,862

Keppel Infrastructure Trust	13,346,841	4,895,292

Netlink NBN Trust(b)	8,903,100	5,640,301

Propnex Ltd.(b)	1,702,700	1,160,702

Raffles Medical Group Ltd.	2,463,000	1,897,985

Sheng Siong Group Ltd.	2,483,200	2,815,128

SIA Engineering Co. Ltd.	500,800	838,625

StarHub Ltd.	1,947,100	1,702,414

UMS Holdings Ltd.	946,698	946,979

Wing Tai Holdings Ltd.	324,700	339,232

Total Singapore		29,360,940

Spain – 1.1%

Almirall SA	100,049	893,057

Atresmedia Corp. de Medios de Comunicacion SA	518,244	2,480,606

Construcciones y Auxiliar de Ferrocarriles SA	34,790	1,269,974

Ercros SA(a)	155,066	587,824

Faes Farma SA	416,532	1,414,792

Global Dominion Access SA(c)	170,694	620,336

Pharma Mar SA(a)	8,665	268,955

Prosegur Cash SA(a)(c)	1,410,220	729,535

Sacyr SA	853,633	3,152,979

Talgo SA(a)(c)	67,971	329,972

See Notes to Financial Statements.

72	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2024

Investments	Shares	Value

Tubacex SA	122,833	$442,420

Total Spain		12,190,450

Sweden – 6.2%

AcadeMedia AB(c)	142,836	648,417

Addnode Group AB	60,303	645,181

AFRY AB(a)	132,224	2,114,575

Alimak Group AB(c)	88,413	810,324

Alleima AB	131,242	885,453

Alligo AB, Class B	52,355	754,042

Ambea AB(c)	55,726	332,242

Arjo AB, Class B	153,979	736,587

Atrium Ljungberg AB, Class B	128,715	2,518,300

Bahnhof AB, Class B(a)	114,886	475,979

Beijer Alma AB	45,202	817,581

Bilia AB, Class A(a)	166,621	2,137,965

Billerud Aktiebolag	357,460	3,210,006

BioGaia AB, Class B	38,755	452,696

Bravida Holding AB(c)	256,140	2,249,364

Bufab AB	14,838	582,552

Catena AB(a)	30,411	1,487,473

Clas Ohlson AB, Class B(a)	27,838	377,505

Cloetta AB, Class B	442,964	753,560

Dios Fastigheter AB(a)	89,625	722,106

Dometic Group AB(c)	164,864	1,334,318

Duni AB	53,215	550,435

Electrolux Professional AB, Class B	105,018	687,509

Fagerhult Group AB	124,980	863,777

Fasadgruppen Group AB(a)	71,890	488,787

FastPartner AB, Class A(a)	167,097	1,203,306

Granges AB	95,604	1,035,384

Hemnet Group AB	3,538	108,463

HMS Networks AB(a)	18,205	789,316

Hufvudstaden AB, Class A(a)	137,780	1,675,121

Instalco AB(a)(b)	146,169	577,972

Inwido AB	107,020	1,460,283

Lagercrantz Group AB, Class B	103,805	1,590,189

Lindab International AB	72,649	1,562,695

Loomis AB	76,689	2,143,040

Medicover AB, Class B(a)	27,787	358,622

MEKO AB	53,483	603,226

MIPS AB(b)	13,771	452,053

Munters Group AB(c)	61,124	1,098,135

Mycronic AB	50,733	1,793,490

NCAB Group AB	119,676	785,148

NCC AB, Class B	96,983	1,336,026

New Wave Group AB, Class B	100,456	1,203,300

Nordic Paper Holding AB	201,447	1,000,396

Nordic Waterproofing Holding AB(a)	32,840	503,690

NP3 Fastigheter AB	50,729	1,048,492

OEM International AB, Class B	88,909	873,075

Paradox Interactive AB	33,757	593,840

Peab AB, Class B(a)	620,813	3,910,345

Platzer Fastigheter Holding AB, Class B(a)	110,756	952,954

Prevas AB, Class B(a)	53,347	611,670

Ratos AB, Class B(a)	231,188	760,638

Resurs Holding AB(a)(c)	584,432	847,740

Rvrc Holding AB	49,712	318,005

Sectra AB, Class B(a)	41,443	802,884

SkiStar AB(a)	41,317	623,275

Storskogen Group AB, Class B(a)	555,595	296,176

Synsam AB	108,169	587,754

Systemair AB(a)	112,017	800,376

Tethys Oil AB	68,940	229,239

Troax Group AB	34,055	784,125

VBG Group AB, Class B	20,745	608,230

Volati AB(a)(b)	46,149	538,634

Wallenstam AB, Class B(a)	268,814	1,316,089

Wihlborgs Fastigheter AB	354,441	3,288,307

Total Sweden		67,708,437

Switzerland – 1.5%

Ascom Holding AG, Registered Shares	30,195	275,902

Cembra Money Bank AG(a)	50,152	4,203,926

Comet Holding AG, Registered Shares	5,168	1,802,804

Huber & Suhner AG, Registered Shares(a)	18,674	1,579,837

Landis & Gyr Group AG*	28,900	2,221,966

Medmix AG(c)	34,235	608,910

Mobilezone Holding AG, Registered Shares(a)	95,856	1,581,459

OC Oerlikon Corp. AG, Registered Shares(a)	796,042	3,510,468

u-blox Holding AG*(a)	3,394	327,078

Zehnder Group AG	8,796	583,991

Total Switzerland		16,696,341

United Kingdom – 17.4%

4imprint Group PLC	74,732	5,985,289

AG Barr PLC	93,410	686,761

AJ Bell PLC	411,021	1,570,128

Alfa Financial Software Holdings PLC(c)	469,209	1,004,674

Alliance Pharma PLC(a)	514,536	258,045

Alpha Financial Markets Consulting PLC	132,965	544,216

Ashmore Group PLC	1,823,995	4,509,244

Assura PLC	6,145,820	3,285,601

Avon Protection PLC	36,040	492,608

Balfour Beatty PLC	749,142	3,616,963

Big Yellow Group PLC	240,192	3,228,416

Bloomsbury Publishing PLC	127,208	848,472

Bodycote PLC	295,442	2,599,457

Brickability Group PLC	449,708	343,697

Bridgepoint Group PLC(c)	1,031,035	3,388,988

Bytes Technology Group PLC	124,360	802,770

Chemring Group PLC	203,627	933,751

Chesnara PLC	263,505	875,455

Clarkson PLC	45,605	2,310,182

CMC Markets PLC(c)	602,740	1,656,069

Coats Group PLC	1,234,667	1,264,911

Concentric AB	26,290	470,597

Craneware PLC	19,466	540,989

Cranswick PLC	31,347	1,621,979

See Notes to Financial Statements.

WisdomTree Trust	73

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2024

Investments	Shares	Value

CVS Group PLC	7,614	$93,779

DFS Furniture PLC	428,792	599,089

DiscoverIE Group PLC	46,281	442,576

Domino’s Pizza Group PLC	503,303	2,190,958

Dowlais Group PLC	545,605	537,604

Dr. Martens PLC	1,391,292	1,542,250

Drax Group PLC	587,560	3,721,567

Empiric Student Property PLC(a)	1,267,030	1,520,547

Essentra PLC	192,151	426,728

FDM Group Holdings PLC	258,876	1,121,696

Fevertree Drinks PLC	54,346	824,517

Firstgroup PLC	489,019	1,114,427

Fonix Mobile PLC	162,641	518,777

FRP Advisory Group PLC	257,608	370,983

Fuller Smith & Turner PLC, Class A	46,977	350,128

Galliford Try Holdings PLC	255,920	775,898

Gamma Communications PLC	40,131	693,514

Gateley Holdings PLC	222,582	354,283

Genuit Group PLC	289,574	1,613,197

Genus PLC	24,596	548,401

Grainger PLC	609,976	1,986,483

H&T Group PLC(a)	77,312	363,312

Halfords Group PLC	300,761	609,798

Hammerson PLC	4,313,621	1,622,766

Hargreaves Services PLC	61,335	385,858

Hays PLC	2,321,138	2,769,442

Helical PLC	278,536	731,870

Hill & Smith PLC	76,924	1,900,728

Hilton Food Group PLC	110,862	1,180,591

Hollywood Bowl Group PLC	413,828	1,722,521

Hunting PLC	155,739	650,217

Ibstock PLC(c)	884,118	1,683,111

Impax Asset Management Group PLC	275,235	1,615,023

IntegraFin Holdings PLC(b)	433,834	1,523,553

James Halstead PLC(a)	247,837	629,291

Johnson Service Group PLC	256,581	425,901

Jupiter Fund Management PLC	1,397,944	1,563,751

Just Group PLC	645,229	857,470

Kainos Group PLC	74,993	914,665

Keller Group PLC	104,948	1,389,392

Kitwave Group PLC(a)	143,363	671,893

Learning Technologies Group PLC	470,316	507,384

LondonMetric Property PLC	1,850,863	4,751,024

Luceco PLC(c)	211,453	371,828

Marshalls PLC	430,451	1,494,272

Mattioli Woods PLC	65,839	658,715

Me Group International PLC	872,009	1,833,005

Mears Group PLC	188,195	877,251

Midwich Group PLC	112,304	610,032

Mitie Group PLC	1,618,830	2,147,236

Moneysupermarket.com Group PLC	674,580	1,873,055

Morgan Advanced Materials PLC	319,452	1,150,111

Morgan Sindall Group PLC	72,769	2,132,670

Mortgage Advice Bureau Holdings Ltd.	75,306	867,588

MP Evans Group PLC	70,548	721,870

Next 15 Group PLC	60,129	701,852

Nichols PLC(a)	43,071	526,683

Odfjell Technology Ltd.	62,312	371,623

Oxford Instruments PLC	26,770	718,616

PageGroup PLC	1,075,978	6,097,502

Pan African Resources PLC	3,581,844	1,018,072

PayPoint PLC	215,778	1,324,746

Pennon Group PLC	406,391	3,324,093

Pets at Home Group PLC	571,469	1,937,602

Polar Capital Holdings PLC	334,593	1,925,283

Premier Foods PLC	256,875	484,799

Primary Health Properties PLC(a)	2,433,463	2,881,942

PZ Cussons PLC(a)	672,060	761,535

QinetiQ Group PLC	313,291	1,445,333

Reach PLC	903,310	894,627

Redde Northgate PLC	674,932	3,252,699

Redrow PLC	579,709	4,873,572

Renew Holdings PLC	66,191	772,610

Restore PLC(a)	129,367	352,993

Robert Walters PLC	114,052	586,390

RWS Holdings PLC	623,346	1,477,241

Safestore Holdings PLC	266,122	2,536,468

Savills PLC	190,895	2,570,639

Secure Trust Bank PLC	44,599	371,842

Senior PLC	173,879	388,346

Serco Group PLC	651,574	1,561,422

Serica Energy PLC	1,053,886	2,509,541

Severfield PLC	590,529	408,800

Speedy Hire PLC	1,583,347	508,041

Spirent Communications PLC	1,111,557	2,808,349

SThree PLC	241,904	1,314,016

Tatton Asset Management PLC(a)	69,511	498,759

TBC Bank Group PLC	81,252	3,299,927

Telecom Plus PLC	115,788	2,381,262

TORM PLC, Class A	259,087	8,785,662

Travis Perkins PLC	279,892	2,578,965

TT Electronics PLC	258,021	516,949

Tyman PLC	343,755	1,257,149

Vertu Motors PLC	388,327	331,124

Vesuvius PLC	495,977	3,102,640

Victrex PLC	102,355	1,679,606

Volution Group PLC	118,313	649,548

Warpaint London PLC	96,128	500,914

WH Smith PLC	89,612	1,490,875

Wickes Group PLC	658,990	1,291,160

Wincanton PLC	187,143	1,418,450

Workspace Group PLC(a)	282,366	1,828,081

XPS Pensions Group PLC(b)	353,003	1,030,101

YouGov PLC	30,525	385,607

Total United Kingdom		191,127,914

See Notes to Financial Statements.

74	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2024

Investments	Shares	Value

United States – 0.1%

Noram Drilling AS*	223,216	$770,555
TOTAL COMMON STOCKS (Cost: $978,084,010)		1,084,983,854

EXCHANGE-TRADED FUNDS – 0.0%

United States – 0.0%

WisdomTree Europe SmallCap Dividend Fund(d)	3,929	234,751
WisdomTree Japan SmallCap Dividend Fund(d)	2,452	189,540
TOTAL EXCHANGE-TRADED FUNDS (Cost: $318,025)		424,291

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 5.5%

United States – 5.5%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(e)
(Cost: $59,942,222)	59,942,222	59,942,222

TOTAL INVESTMENTS IN SECURITIES – 104.2% (Cost: $1,038,344,257)		1,145,350,367

Other Assets less Liabilities – (4.2)%		(46,087,958)

NET ASSETS – 100.0%		$1,099,262,409

*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $129,254,151 and the total market value of the collateral held by the Fund was $137,014,256. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $77,072,034.

(b)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(c)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(e)	Rate shown represents annualized 7-day yield as of March 31, 2024.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2024 were as follows:

Affiliate	Value at 3/31/2023	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2024	Dividend Income

WisdomTree Europe SmallCap Dividend Fund	$1,967,678	$12,175,951	$13,601,715	$(74,712)	$(232,451)	$234,751	$179,724
WisdomTree Japan SmallCap Dividend Fund	1,615,590	9,806,595	11,413,481	318,117	(137,281)	189,540	57,569
Total	$3,583,268	$21,982,546	$25,015,196	$243,405	$(369,732)	$424,291	$237,293

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 – Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$1,084,983,854	$—	$—	$1,084,983,854
Exchange-Traded Funds	424,291	—	—	424,291
Investment of Cash Collateral for Securities Loaned	—	59,942,222	—	59,942,222
Total Investments in Securities	$1,085,408,145	$59,942,222	$—	$1,145,350,367

See Notes to Financial Statements.

WisdomTree Trust	75

Schedule of Investments

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 98.6%

Japan – 98.6%

Air Freight & Logistics – 1.0%

AIT Corp.	18,000	$215,389

AZ-COM MARUWA Holdings, Inc.	13,900	123,988

Hamakyorex Co. Ltd.	5,400	137,368

Konoike Transport Co. Ltd.	18,200	263,358

Mitsui-Soko Holdings Co. Ltd.(a)	14,300	444,557

Sankyu, Inc.	17,000	586,567

SBS Holdings, Inc.	11,900	206,556

Senko Group Holdings Co. Ltd.	41,056	311,152

Shibusawa Warehouse Co. Ltd.	10,000	204,500

Trancom Co. Ltd.	2,100	83,670

Total Air Freight & Logistics		2,577,105

Automobile Components – 4.2%

Aisan Industry Co. Ltd.	43,800	492,857

Daikyonishikawa Corp.	46,900	238,924

Eagle Industry Co. Ltd.	29,200	353,460

Exedy Corp.(a)	26,725	540,345

Fujikura Composites, Inc.(a)	16,500	156,992

FuKoKu Co. Ltd.	15,100	186,973

Futaba Industrial Co. Ltd.	36,200	280,568

G-Tekt Corp.	19,600	273,645

Ichikoh Industries Ltd.	37,600	137,387

KYB Corp.(a)	25,800	881,337

Musashi Seimitsu Industry Co. Ltd.	13,600	151,416

NHK Spring Co. Ltd.	99,700	986,163

Nichirin Co. Ltd.	10,000	253,064

Pacific Industrial Co. Ltd.	21,000	236,995

Press Kogyo Co. Ltd.	80,500	380,307

Seiren Co. Ltd.(a)	25,211	459,427

Shoei Co. Ltd.(a)	26,900	400,447

Sumitomo Riko Co. Ltd.	30,900	272,158

Tachi-S Co. Ltd.	34,500	455,684

Tokai Rika Co. Ltd.	49,758	860,725

Topre Corp.	18,000	310,654

Toyo Tire Corp.	103,200	1,928,373

Unipres Corp.	23,100	178,884

Total Automobile Components		10,416,785

Banks – 6.6%

77 Bank Ltd.	30,900	846,282

Aichi Financial Group, Inc.	19,400	340,072

Akita Bank Ltd.	8,600	119,898

Awa Bank Ltd.	12,775	232,380

Bank of Iwate Ltd.	8,100	137,761

Bank of Nagoya Ltd.	6,969	306,674

Bank of Saga Ltd.	9,200	130,026

Bank of the Ryukyus Ltd.	26,508	209,654

Chugin Financial Group, Inc.	64,500	560,212

Daishi Hokuetsu Financial Group, Inc.(a)	17,455	514,383

Ehime Bank Ltd.	16,299	122,341

FIDEA Holdings Co. Ltd.	9,880	104,319

First Bank of Toyama Ltd.(a)	36,400	229,447

Fukui Bank Ltd.	11,448	147,350

Gunma Bank Ltd.	233,200	1,353,175

Hirogin Holdings, Inc.	132,600	955,873

Hokuhoku Financial Group, Inc.	34,700	444,340

Hyakugo Bank Ltd.	120,500	516,730

Hyakujushi Bank Ltd.	17,600	346,197

Iyogin Holdings, Inc.	74,400	576,637

Juroku Financial Group, Inc.	15,400	487,403

Keiyo Bank Ltd.	56,842	286,191

Kiyo Bank Ltd.(a)	22,790	278,880

Miyazaki Bank Ltd.	11,300	213,837

Musashino Bank Ltd.	23,400	456,265

Nanto Bank Ltd.(a)	17,600	356,431

Nishi-Nippon Financial Holdings, Inc.	55,900	707,684

North Pacific Bank Ltd.	131,215	385,812

Ogaki Kyoritsu Bank Ltd.	18,242	263,123

Oita Bank Ltd.	10,800	215,508

Okinawa Financial Group, Inc.	8,980	155,991

Procrea Holdings, Inc.(a)	8,862	108,854

San ju San Financial Group, Inc.	18,600	256,119

San-In Godo Bank Ltd.	69,100	551,083

Senshu Ikeda Holdings, Inc.	138,040	360,275

Shiga Bank Ltd.	19,284	534,516

Shikoku Bank Ltd.	20,900	169,028

Suruga Bank Ltd.(a)	74,000	436,631

Toho Bank Ltd.(a)	79,000	187,915

Tokyo Kiraboshi Financial Group, Inc.	18,400	592,686

TOMONY Holdings, Inc.	60,177	166,203

Yamagata Bank Ltd.(a)	14,700	114,515

Yamaguchi Financial Group, Inc.(a)	80,400	827,932

Yamanashi Chuo Bank Ltd.	19,400	241,370

Total Banks		16,548,003

Beverages – 0.3%

Takara Holdings, Inc.(a)	120,211	850,282

Biotechnology – 0.1%

Takara Bio, Inc.	49,400	316,614

Broadline Retail – 0.8%

ASKUL Corp.	18,930	286,930

Belluna Co. Ltd.	37,384	153,147

Izumi Co. Ltd.	31,900	740,037

Mr. Max Holdings Ltd.	37,100	155,661

Seria Co. Ltd.	32,400	644,382

Total Broadline Retail		1,980,157

Building Products – 1.4%

Bunka Shutter Co. Ltd.	33,100	380,548

Central Glass Co. Ltd.	10,686	204,901

Kondotec, Inc.	20,100	171,324

Nichias Corp.	27,213	731,817

Nichiha Corp.	9,700	220,797

Nippon Aqua Co. Ltd.	15,300	106,755

Nitto Boseki Co. Ltd.(a)	5,900	232,733

Noritz Corp.	18,500	213,182

Okabe Co. Ltd.	23,400	121,371

See Notes to Financial Statements.

76	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2024

Investments	Shares	Value

Shin Nippon Air Technologies Co. Ltd.	12,600	$288,473

Takara Standard Co. Ltd.(a)	16,731	215,902

Takasago Thermal Engineering Co. Ltd.(a)	22,472	724,592

Total Building Products		3,612,395

Capital Markets – 1.3%

GMO Financial Holdings, Inc.	43,900	230,312

Ichiyoshi Securities Co. Ltd.	21,088	118,158

IwaiCosmo Holdings, Inc.	17,200	254,684

M&A Capital Partners Co. Ltd.	6,500	98,352

Matsui Securities Co. Ltd.(a)	176,900	965,472

Okasan Securities Group, Inc.(a)	90,500	488,543

SBI Global Asset Management Co. Ltd.(a)	39,344	191,072

Sparx Group Co. Ltd.(a)	22,700	281,978

Tokai Tokyo Financial Holdings, Inc.	132,300	532,365

Total Capital Markets		3,160,936

Chemicals – 8.7%

ADEKA Corp.	39,825	848,365

Aica Kogyo Co. Ltd.(a)	41,915	1,030,254

Artience Co. Ltd.	22,802	438,729

Asahi Yukizai Corp.	8,100	282,586

C Uyemura & Co. Ltd.	8,300	576,385

Chugoku Marine Paints Ltd.	40,900	612,642

CI Takiron Corp.	34,600	157,974

Dai Nippon Toryo Co. Ltd.	24,400	195,561

Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	12,742	251,312

Denka Co. Ltd.(a)	37,200	576,760

DIC Corp.	36,600	698,410

Fujimi, Inc.(a)	27,700	644,250

Fujimori Kogyo Co. Ltd.	4,000	114,573

Fuso Chemical Co. Ltd.(a)	7,700	234,289

Harima Chemicals Group, Inc.	31,700	193,746

Ishihara Sangyo Kaisha Ltd.	15,300	178,834

JCU Corp.	7,000	182,695

JSP Corp.(a)	16,523	251,101

Kaneka Corp.	26,300	662,778

Kanto Denka Kogyo Co. Ltd.(a)	29,600	197,144

KeePer Technical Laboratory Co. Ltd.(a)	3,200	105,190

KH Neochem Co. Ltd.	19,000	295,272

Konishi Co. Ltd.(a)	35,600	368,126

Kumiai Chemical Industry Co. Ltd.	66,424	364,719

Kureha Corp.	22,292	400,194

Lintec Corp.	34,965	731,205

MEC Co. Ltd.(a)	5,300	143,054

Moriroku Holdings Co. Ltd.	15,100	260,305

Nihon Nohyaku Co. Ltd.(a)	30,900	168,235

Nippon Kayaku Co. Ltd.	71,200	614,406

Nippon Pillar Packing Co. Ltd.	17,000	716,641

Nippon Shokubai Co. Ltd.	55,200	534,694

Nippon Soda Co. Ltd.(a)	18,618	745,483

Okura Industrial Co. Ltd.	7,700	159,500

Osaka Organic Chemical Industry Ltd.(a)	6,500	135,931

Osaka Soda Co. Ltd.(a)	4,300	274,459

Riken Technos Corp.	50,000	331,692

Sakai Chemical Industry Co. Ltd.(a)	11,100	141,844

Sakata INX Corp.	14,100	146,641

Sanyo Chemical Industries Ltd.	13,135	369,719

Shin-Etsu Polymer Co. Ltd.	32,800	333,537

Stella Chemifa Corp.(a)	5,500	134,098

Sumitomo Bakelite Co. Ltd.	37,236	1,138,645

Sumitomo Seika Chemicals Co. Ltd.	7,500	252,238

T Hasegawa Co. Ltd.(a)	11,400	228,234

Taiyo Holdings Co. Ltd.	27,482	615,574

Takasago International Corp.	5,100	116,595

Tayca Corp.	8,300	83,414

Teijin Ltd.	49,700	463,028

Tokai Carbon Co. Ltd.	81,600	537,386

Tokuyama Corp.	29,800	534,587

Toyobo Co. Ltd.	38,353	285,598

UBE Corp.(a)	56,893	1,024,935

Valqua Ltd.(a)	16,337	553,760

Total Chemicals		21,637,327

Commercial Services & Supplies – 1.3%

Aeon Delight Co. Ltd.	12,800	299,395

CTS Co. Ltd.	28,400	149,558

Daiei Kankyo Co. Ltd.	14,500	255,998

Daiseki Co. Ltd.	6,988	168,299

Inui Global Logistics Co. Ltd.(a)	30,100	206,242

Itoki Corp.(a)	13,300	156,600

Kimura Unity Co. Ltd.	12,600	142,031

Kokuyo Co. Ltd.	45,000	739,469

Nippon Kanzai Holdings Co. Ltd.	6,700	113,596

Nippon Parking Development Co. Ltd.(a)	78,900	107,914

Okamura Corp.	40,076	601,094

Pilot Corp.	7,300	191,972

Prestige International, Inc.(a)	25,100	115,097

Sato Holdings Corp.	8,238	125,085

Total Commercial Services & Supplies		3,372,350

Construction & Engineering – 5.0%

Asanuma Corp.(a)	12,300	323,053

CTI Engineering Co. Ltd.	4,400	147,689

Dai-Dan Co. Ltd.	21,600	355,516

Daiho Corp.(a)	8,900	200,823

EXEO Group, Inc.	66,200	708,169

Fudo Tetra Corp.	8,900	121,140

Hazama Ando Corp.(a)	101,200	793,044

JDC Corp.(a)	37,700	133,767

Kandenko Co. Ltd.	66,538	768,938

Kumagai Gumi Co. Ltd.	11,800	325,515

Kyudenko Corp.	13,690	576,112

Mirait One Corp.	24,100	304,146

Nippon Road Co. Ltd.	16,900	212,388

Nishimatsu Construction Co. Ltd.(a)	20,507	605,000

Nittoc Construction Co. Ltd.	26,700	207,115

Okumura Corp.	16,770	564,005

Oriental Shiraishi Corp.	75,900	201,604

See Notes to Financial Statements.

WisdomTree Trust	77

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2024

Investments	Shares	Value

Penta-Ocean Construction Co. Ltd.	67,293	$345,436

PS Mitsubishi Construction Co. Ltd.	25,200	176,497

Raito Kogyo Co. Ltd.	22,800	306,872

Raiznext Corp.	14,100	202,260

Sanki Engineering Co. Ltd.	23,700	334,645

Seikitokyu Kogyo Co. Ltd.(a)	15,200	193,634

SHO-BOND Holdings Co. Ltd.	11,100	471,151

Sumitomo Mitsui Construction Co. Ltd.	38,960	110,693

Taihei Dengyo Kaisha Ltd.	6,200	188,648

Taikisha Ltd.	12,265	376,431

Takamatsu Construction Group Co. Ltd.(a)	9,600	180,145

Tekken Corp.	7,000	125,019

Tess Holdings Co. Ltd.	27,000	84,027

Toa Corp.(a)	24,800	199,586

Tobishima Corp.	19,800	195,455

Toda Corp.	86,749	586,084

Tokyu Construction Co. Ltd.	66,400	366,342

Totetsu Kogyo Co. Ltd.	7,279	144,527

Toyo Construction Co. Ltd.	24,600	213,256

Wakachiku Construction Co. Ltd.	6,100	145,300

Yahagi Construction Co. Ltd.	15,500	159,358

Yokogawa Bridge Holdings Corp.	19,800	385,809

Yondenko Corp.	8,100	215,418

Yurtec Corp.	26,500	265,797

Total Construction & Engineering		12,520,414

Construction Materials – 1.1%

Asia Pile Holdings Corp.	33,900	194,649

Krosaki Harima Corp.	24,400	565,080

Maeda Kosen Co. Ltd.(a)	4,500	107,783

Shinagawa Refractories Co. Ltd.(a)	33,400	425,265

Sumitomo Osaka Cement Co. Ltd.(a)	14,740	375,159

Taiheiyo Cement Corp.	42,100	978,889

Yotai Refractories Co. Ltd.	16,400	159,292

Total Construction Materials		2,806,117

Consumer Finance – 0.1%

J Trust Co. Ltd.(a)	61,100	183,690

Consumer Staples Distribution & Retail – 2.6%

Aeon Hokkaido Corp.	26,500	165,641

Ain Holdings, Inc.	7,900	288,450

Arcs Co. Ltd.	13,794	285,277

Axial Retailing, Inc.	27,200	186,731

Cawachi Ltd.	6,200	108,806

Create SD Holdings Co. Ltd.	14,200	309,624

Fuji Co. Ltd.	18,400	226,740

G-7 Holdings, Inc.	20,900	199,133

H2O Retailing Corp.	37,000	475,503

Heiwado Co. Ltd.	11,963	160,777

JM Holdings Co. Ltd.(a)	10,900	201,226

Kansai Food Market Ltd.(a)	15,300	179,441

Kato Sangyo Co. Ltd.	10,416	315,553

Life Corp.	13,100	336,707

Mitsubishi Shokuhin Co. Ltd.	27,000	1,002,610

Okuwa Co. Ltd.(a)	24,900	163,208

Qol Holdings Co. Ltd.	13,100	152,947

Retail Partners Co. Ltd.	8,100	98,745

San-A Co. Ltd.	10,200	316,760

United Super Markets Holdings, Inc.(a)	29,900	197,957

Valor Holdings Co. Ltd.	26,191	434,022

Yaoko Co. Ltd.(a)	9,300	561,951

Yokorei Co. Ltd.(a)	17,000	116,931

Total Consumer Staples Distribution & Retail		6,484,740

Containers & Packaging – 0.6%

FP Corp.(a)	19,000	346,116

Fuji Seal International, Inc.	16,410	224,879

Rengo Co. Ltd.	81,500	630,051

Tomoku Co. Ltd.	11,100	194,211

Total Containers & Packaging		1,395,257

Distributors – 0.5%

Arata Corp.	13,200	287,819

Happinet Corp.(a)	12,300	245,846

Optimus Group Co. Ltd.	24,400	176,053

PALTAC Corp.	15,900	432,314

Yamae Group Holdings Co. Ltd.(a)	6,700	123,689

Total Distributors		1,265,721

Diversified Consumer Services – 0.3%

Aucnet, Inc.	14,200	229,122

Gakkyusha Co. Ltd.	12,000	169,123

Step Co. Ltd.	17,500	231,722

Tokyo Individualized Educational Institute, Inc.(a)	59,500	169,837

Total Diversified Consumer Services		799,804

Diversified Telecommunication Services – 0.1%

U-Next Holdings Co. Ltd.	4,600	161,089

Electric Utilities – 0.2%

Hokkaido Electric Power Co., Inc.	24,000	133,237

Shikoku Electric Power Co., Inc.	39,700	314,384

Total Electric Utilities		447,621

Electrical Equipment – 1.6%

Daihen Corp.	8,600	527,893

Furukawa Electric Co. Ltd.(a)	26,700	571,065

GS Yuasa Corp.(a)	12,900	268,152

Idec Corp.(a)	14,336	255,849

Mabuchi Motor Co. Ltd.	34,300	628,911

Nippon Carbon Co. Ltd.	7,400	260,610

Nitto Kogyo Corp.(a)	14,100	385,702

Sanyo Denki Co. Ltd.	4,100	190,988

Sinfonia Technology Co. Ltd.	19,700	421,738

SWCC Corp.	6,800	174,330

Toyo Tanso Co. Ltd.	5,300	288,909

Total Electrical Equipment		3,974,147

Electronic Equipment, Instruments & Components – 8.9%

A&D HOLON Holdings Co. Ltd.(a)	12,500	239,519

Ai Holdings Corp.	23,700	385,226

Alps Alpine Co. Ltd.(a)	91,800	726,660

Amano Corp.	52,835	1,351,727

See Notes to Financial Statements.

78	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2024

Investments	Shares	Value

Anritsu Corp.(a)	62,700	$512,264

Canon Electronics, Inc.(a)	25,300	405,047

Citizen Watch Co. Ltd.(a)	141,600	927,190

Daitron Co. Ltd.	10,500	249,761

Daiwabo Holdings Co. Ltd.(a)	29,395	498,673

Dexerials Corp.	16,600	733,451

Elematec Corp.	40,754	516,746

ESPEC Corp.	14,700	296,244

Hagiwara Electric Holdings Co. Ltd.	6,400	189,237

Hakuto Co. Ltd.(a)	26,434	985,085

Hioki EE Corp.(a)	5,000	239,189

Hochiki Corp.	12,900	190,587

Horiba Ltd.	26,900	2,849,166

Innotech Corp.	14,900	199,264

Iriso Electronics Co. Ltd.	6,700	134,137

Japan Aviation Electronics Industry Ltd.(a)	23,900	391,477

Kaga Electronics Co. Ltd.(a)	20,500	864,184

Koa Corp.(a)	18,500	178,466

Kyosan Electric Manufacturing Co. Ltd.	37,100	127,716

Marubun Corp.(a)	42,300	432,377

Maruwa Co. Ltd.	800	171,264

Maxell Ltd.	16,500	173,673

Meiko Electronics Co. Ltd.(a)	5,400	193,386

Nichicon Corp.(a)	24,300	206,320

Nippon Electric Glass Co. Ltd.	51,400	1,315,014

Nippon Signal Co. Ltd.	28,000	192,038

Nissha Co. Ltd.	21,100	205,221

Nohmi Bosai Ltd.	18,191	275,849

Oki Electric Industry Co. Ltd.	32,300	246,286

Optex Group Co. Ltd.	11,300	147,834

Osaki Electric Co. Ltd.	32,000	144,412

Restar Corp.	18,600	372,995

Riken Keiki Co. Ltd.	9,200	232,515

RYODEN Corp.(a)	16,561	296,543

Sanshin Electronics Co. Ltd.(a)	16,600	235,929

Santec Holdings Corp.	8,300	292,306

Satori Electric Co. Ltd.	13,100	230,156

Shibaura Electronics Co. Ltd.	5,300	214,318

Siix Corp.	11,000	125,521

Sumida Corp.	26,500	214,844

Sun-Wa Technos Corp.	14,700	232,139

Suzuden Corp.	23,500	335,393

Tachibana Eletech Co. Ltd.	17,900	382,613

Takachiho Koheki Co. Ltd.(a)	10,100	253,593

TAKEBISHI Corp.	13,400	180,620

Tokyo Electron Device Ltd.(a)	17,800	810,347

Tomen Devices Corp.	5,800	251,782

Topcon Corp.	46,100	542,953

Yokowo Co. Ltd.	11,400	119,013

Total Electronic Equipment, Instruments & Components		22,218,270

Energy Equipment & Services – 0.1%

Toyo Kanetsu KK	6,400	190,717

Entertainment – 0.3%

Daiichikosho Co. Ltd.	53,500	685,254

Marvelous, Inc.	40,400	185,523

Total Entertainment		870,777

Financial Services – 0.6%

eGuarantee, Inc.	12,800	151,558

Financial Partners Group Co. Ltd.	51,800	739,976

Japan Investment Adviser Co. Ltd.	11,600	82,701

Japan Securities Finance Co. Ltd.	38,800	429,416

Total Financial Services		1,403,651

Food Products – 4.1%

Ariake Japan Co. Ltd.	7,728	268,587

Chubu Shiryo Co. Ltd.	20,700	162,350

DyDo Group Holdings, Inc.	3,600	64,629

Ezaki Glico Co. Ltd.	16,400	458,695

Fuji Oil Holdings, Inc.(a)	23,800	375,922

Fujicco Co. Ltd.	10,500	132,997

Hokuto Corp.(a)	12,291	151,541

House Foods Group, Inc.	19,100	390,721

Itoham Yonekyu Holdings, Inc.	21,600	572,308

Kagome Co. Ltd.(a)	23,100	561,684

Kakiyasu Honten Co. Ltd.(a)	10,600	222,723

Kameda Seika Co. Ltd.(a)	5,000	141,068

Kewpie Corp.	34,000	635,766

Kyokuyo Co. Ltd.(a)	5,900	145,799

Maruha Nichiro Corp.	26,332	517,349

Megmilk Snow Brand Co. Ltd.	22,300	401,516

Mitsui DM Sugar Holdings Co. Ltd.	23,698	487,755

Morinaga & Co. Ltd.	22,074	382,935

Morinaga Milk Industry Co. Ltd.	28,900	596,924

Nippn Corp.	27,083	424,466

Nisshin Oillio Group Ltd.	22,000	748,621

Nissui Corp.	110,500	700,988

Prima Meat Packers Ltd.	19,200	292,164

Riken Vitamin Co. Ltd.	19,500	332,162

S Foods, Inc.	9,800	216,922

Sakata Seed Corp.	8,600	211,953

Showa Sangyo Co. Ltd.	8,100	187,320

Starzen Co. Ltd.	12,100	226,578

Warabeya Nichiyo Holdings Co. Ltd.	7,400	136,368

Total Food Products		10,148,811

Gas Utilities – 0.9%

Hokkaido Gas Co. Ltd.	10,300	172,046

Nippon Gas Co. Ltd.	65,500	1,112,044

Saibu Gas Holdings Co. Ltd.	20,100	255,525

Shizuoka Gas Co. Ltd.	18,992	119,465

Toho Gas Co. Ltd.	30,700	702,665

Total Gas Utilities		2,361,745

Ground Transportation – 0.9%

Alps Logistics Co. Ltd.(a)	12,000	233,824

Fukuyama Transporting Co. Ltd.	6,811	163,136

Ichinen Holdings Co. Ltd.	13,800	160,116

See Notes to Financial Statements.

WisdomTree Trust	79

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2024

Investments	Shares	Value

Keikyu Corp.	25,100	$231,024

Maruzen Showa Unyu Co. Ltd.	8,000	247,382

Nankai Electric Railway Co. Ltd.	8,900	187,650

Nikkon Holdings Co. Ltd.	25,960	506,781

Nishi-Nippon Railroad Co. Ltd.	9,000	149,797

Sakai Moving Service Co. Ltd.	7,200	121,598

Sotetsu Holdings, Inc.	15,800	286,988

Total Ground Transportation		2,288,296

Health Care Equipment & Supplies – 1.7%

Eiken Chemical Co. Ltd.(a)	20,170	266,543

Hogy Medical Co. Ltd.(a)	5,600	138,756

Japan Lifeline Co. Ltd.	50,100	403,197

Jeol Ltd.(a)	10,500	434,167

Mani, Inc.	21,600	283,228

Menicon Co. Ltd.	15,000	156,943

Mizuho Medy Co. Ltd.(a)	14,200	315,722

Nagaileben Co. Ltd.	9,126	143,512

Nakanishi, Inc.	17,600	273,864

Nihon Kohden Corp.	21,700	574,098

Nipro Corp.(a)	33,100	268,024

Paramount Bed Holdings Co. Ltd.	20,442	351,719

PHC Holdings Corp.(a)	79,600	650,075

Shofu, Inc.	6,000	116,476

Total Health Care Equipment & Supplies		4,376,324

Health Care Providers & Services – 1.0%

As One Corp.	24,600	431,713

France Bed Holdings Co. Ltd.	18,600	158,293

HU Group Holdings, Inc.(a)	35,800	577,881

Ship Healthcare Holdings, Inc.	24,614	341,859

Solasto Corp.	32,600	118,686

Toho Holdings Co. Ltd.(a)	11,800	284,737

Tokai Corp.	13,300	192,454

Vital KSK Holdings, Inc.	39,100	324,488

Total Health Care Providers & Services		2,430,111

Health Care Technology – 0.0%

EM Systems Co. Ltd.	20,800	97,441

Hotels, Restaurants & Leisure – 2.1%

Create Restaurants Holdings, Inc.	23,800	165,119

Curves Holdings Co. Ltd.	21,900	116,196

Doutor Nichires Holdings Co. Ltd.	14,400	197,905

Food & Life Cos. Ltd.	13,400	254,816

Heiwa Corp.	74,400	986,134

Hiday Hidaka Corp.	8,398	149,321

Ichibanya Co. Ltd.(a)	40,480	321,230

KFC Holdings Japan Ltd.(a)	7,400	219,783

KOMEDA Holdings Co. Ltd.	17,700	319,628

Koshidaka Holdings Co. Ltd.(a)	12,700	79,131

Kura Sushi, Inc.	3,600	113,700

Kyoritsu Maintenance Co. Ltd.(a)	6,400	148,218

Monogatari Corp.	4,900	152,007

Ohsho Food Service Corp.	9,300	481,146

Resorttrust, Inc.	32,308	566,770

Round One Corp.	45,400	236,082

Royal Holdings Co. Ltd.	7,800	129,463

Saizeriya Co. Ltd.	4,200	147,081

St. Marc Holdings Co. Ltd.	12,700	182,262

Tokyotokeiba Co. Ltd.(a)	5,942	175,302

Total Hotels, Restaurants & Leisure		5,141,294

Household Durables – 2.5%

Casio Computer Co. Ltd.(a)	117,000	1,001,896

ES-Con Japan Ltd.	56,000	384,816

Eslead Corp.	9,000	209,620

Fuji Corp. Ltd.	40,300	206,100

Fujitsu General Ltd.(a)	19,100	237,764

Hoosiers Holdings Co. Ltd.	37,500	279,246

JVCKenwood Corp.	59,400	370,502

Ki-Star Real Estate Co. Ltd.(a)	11,100	283,102

Meiwa Estate Co. Ltd.(a)	18,400	129,357

Pressance Corp.(a)	21,488	257,552

Sangetsu Corp.	51,100	1,127,715

Tama Home Co. Ltd.	29,700	890,931

Tamron Co. Ltd.	13,566	616,698

Zojirushi Corp.(a)	20,500	195,864

Total Household Durables		6,191,163

Household Products – 0.4%

Earth Corp.(a)	7,000	199,577

Pigeon Corp.	61,900	594,481

ST Corp.	18,000	183,871

Transaction Co. Ltd.	8,800	131,641

Total Household Products		1,109,570

Independent Power & Renewable Electricity Producers – 0.1%

West Holdings Corp.	10,147	193,024

Industrial Conglomerates – 0.3%

Gakken Holdings Co. Ltd.	21,200	131,673

Mie Kotsu Group Holdings, Inc.(a)	27,300	113,641

Nisshinbo Holdings, Inc.	43,700	355,733

TOKAI Holdings Corp.	41,000	267,653

Total Industrial Conglomerates		868,700

Insurance – 0.2%

FP Partner, Inc.	9,900	418,646

Interactive Media & Services – 0.5%

Infocom Corp.	14,200	258,395

Kakaku.com, Inc.	75,600	939,849

Total Interactive Media & Services		1,198,244

IT Services – 2.1%

Base Co. Ltd.	5,300	126,070

Business Brain Showa-Ota, Inc.	7,500	107,585

Business Engineering Corp.	5,200	129,016

Comture Corp.	7,200	96,241

DTS Corp.	23,282	618,412

Future Corp.	27,700	308,398

I-NET Corp.	13,900	225,016

ID Holdings Corp.	13,800	141,242

Japan Business Systems, Inc.	8,800	81,927

See Notes to Financial Statements.

80	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2024

Investments	Shares	Value

JBCC Holdings, Inc.	10,700	$231,187

Mitsubishi Research Institute, Inc.	6,700	219,578

NEC Networks & System Integration Corp.	42,237	707,462

NET One Systems Co. Ltd.	36,500	651,161

NSD Co. Ltd.	41,000	806,211

SB Technology Corp.	7,100	98,892

Simplex Holdings, Inc.	8,000	149,803

TDC Soft, Inc.	29,000	222,465

TechMatrix Corp.	10,200	124,817

Uchida Yoko Co. Ltd.	5,700	263,636

Total IT Services		5,309,119

Leisure Products – 0.8%

Daikoku Denki Co. Ltd.(a)	5,400	136,476

Furyu Corp.(a)	8,800	74,775

GLOBERIDE, Inc.(a)	10,300	138,223

Mizuno Corp.	6,723	282,522

Roland Corp.	13,600	409,766

Tomy Co. Ltd.	28,000	520,519

Universal Entertainment Corp.(a)	19,400	257,522

Yonex Co. Ltd.(a)	10,900	80,375

Total Leisure Products		1,900,178

Life Sciences Tools & Services – 0.1%

Shin Nippon Biomedical Laboratories Ltd.(a)	16,500	165,496

Machinery – 6.6%

Aida Engineering Ltd.(a)	17,700	103,970

Anest Iwata Corp.	20,700	185,328

Bando Chemical Industries Ltd.	25,900	323,440

CKD Corp.(a)	19,941	397,252

Daihatsu Diesel Manufacturing Co. Ltd.	14,700	146,082

DMG Mori Co. Ltd.(a)	53,100	1,425,169

Fujitec Co. Ltd.(a)	16,461	412,545

Fukushima Galilei Co. Ltd.	4,900	191,021

Furukawa Co. Ltd.	8,500	101,711

Glory Ltd.(a)	12,600	236,440

Harmonic Drive Systems, Inc.	6,800	179,048

Hitachi Zosen Corp.	38,500	335,535

Hokuetsu Industries Co. Ltd.(a)	13,300	177,163

Hosokawa Micron Corp.	5,200	163,203

Iwaki Co. Ltd.	8,300	159,041

Japan Steel Works Ltd.	16,604	371,696

Kitz Corp.	43,489	392,233

Kyokuto Kaihatsu Kogyo Co. Ltd.	11,380	195,124

Makino Milling Machine Co. Ltd.	5,700	235,766

Max Co. Ltd.	20,500	440,897

Meidensha Corp.	8,700	168,832

METAWATER Co. Ltd.	8,700	131,812

Mitsubishi Logisnext Co. Ltd.	11,900	148,922

Mitsuboshi Belting Ltd.(a)	26,146	806,778

Morita Holdings Corp.	9,105	98,483

Nabtesco Corp.	31,500	532,822

Nachi-Fujikoshi Corp.(a)	7,300	168,337

Nikkiso Co. Ltd.	17,600	149,782

Nippon Thompson Co. Ltd.(a)	40,100	170,103

Nissei ASB Machine Co. Ltd.	3,800	133,576

Nomura Micro Science Co. Ltd.(a)	12,400	486,676

Noritake Co. Ltd.	14,600	413,849

NTN Corp.(a)	135,700	281,272

Obara Group, Inc.(a)	10,879	273,152

Oiles Corp.	13,200	197,810

OKUMA Corp.(a)	13,370	628,901

Organo Corp.	7,600	386,666

OSG Corp.	50,500	729,747

Rheon Automatic Machinery Co. Ltd.	11,400	117,732

Ryobi Ltd.	11,400	225,597

Shibaura Machine Co. Ltd.(a)	9,261	221,819

Shibuya Corp.	4,700	109,158

Shinmaywa Industries Ltd.	29,085	240,221

Shinwa Co. Ltd.	8,400	153,408

Star Micronics Co. Ltd.	17,634	216,369

Tadano Ltd.	14,600	124,589

Takeuchi Manufacturing Co. Ltd.	15,100	608,610

Takuma Co. Ltd.	38,000	478,060

Techno Smart Corp.	11,000	148,925

Teikoku Electric Manufacturing Co. Ltd.	11,400	192,454

Tocalo Co. Ltd.	30,400	359,549

Torishima Pump Manufacturing Co. Ltd.(a)	14,800	278,016

Tsubakimoto Chain Co.	13,945	474,523

Tsugami Corp.	19,000	144,372

Union Tool Co.	3,800	112,736

YAMABIKO Corp.	14,700	193,967

Total Machinery		16,480,289

Marine Transportation – 0.4%

Iino Kaiun Kaisha Ltd.(a)	75,600	612,413

NS United Kaiun Kaisha Ltd.(a)	14,100	429,489

Total Marine Transportation		1,041,902

Media – 0.7%

Carta Holdings, Inc.	15,000	156,001

Intage Holdings, Inc.(a)	19,300	203,399

Macromill, Inc.	25,700	135,679

Proto Corp.	18,600	176,113

SKY Perfect JSAT Holdings, Inc.	115,000	804,685

ValueCommerce Co. Ltd.(a)	21,400	153,700

Zenrin Co. Ltd.	22,880	128,350

Total Media		1,757,927

Metals & Mining – 4.6%

Aichi Steel Corp.	6,400	168,516

ARE Holdings, Inc.(a)	50,800	648,489

Daido Steel Co. Ltd.	167,100	2,005,597

Daiki Aluminium Industry Co. Ltd.(a)	31,800	261,384

Dowa Holdings Co. Ltd.(a)	17,800	626,755

Godo Steel Ltd.	21,100	797,463

Kurimoto Ltd.	7,700	206,816

Kyoei Steel Ltd.	38,814	618,583

Mitsubishi Materials Corp.	49,800	960,002

Mitsubishi Steel Manufacturing Co. Ltd.(a)	16,700	162,868

Mitsui Mining & Smelting Co. Ltd.	39,000	1,212,944

See Notes to Financial Statements.

WisdomTree Trust	81

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2024

Investments	Shares	Value

Nakayama Steel Works Ltd.(a)	58,700	$368,463

Nippon Denko Co. Ltd.	57,700	124,668

Nippon Light Metal Holdings Co. Ltd.	7,100	85,334

Nippon Yakin Kogyo Co. Ltd.(a)	17,500	554,445

OSAKA Titanium Technologies Co. Ltd.(a)	6,600	114,692

Sanyo Special Steel Co. Ltd.	21,500	319,350

Toho Titanium Co. Ltd.(a)	12,000	123,849

Toho Zinc Co. Ltd.*	7,500	56,791

Tokyo Steel Manufacturing Co. Ltd.	70,200	771,831

Tokyo Tekko Co. Ltd.	7,400	256,209

Topy Industries Ltd.	19,000	340,216

UACJ Corp.	25,200	733,463

Total Metals & Mining		11,518,728

Oil, Gas & Consumable Fuels – 0.7%

Fuji Oil Co. Ltd.	41,800	130,914

Itochu Enex Co. Ltd.	76,181	790,275

Sala Corp.	33,400	183,833

San-Ai Obbli Co. Ltd.	53,616	739,702

Total Oil, Gas & Consumable Fuels		1,844,724

Paper & Forest Products – 0.4%

Daio Paper Corp.(a)	30,000	230,235

Hokuetsu Corp.(a)	37,732	479,675

Tokushu Tokai Paper Co. Ltd.	6,400	169,573

Total Paper & Forest Products		879,483

Personal Care Products – 0.5%

Fancl Corp.	26,200	346,748

Mandom Corp.	18,700	166,805

Noevir Holdings Co. Ltd.	23,100	798,262

Total Personal Care Products		1,311,815

Pharmaceuticals – 1.1%

Daito Pharmaceutical Co. Ltd.	7,800	120,805

Fuji Pharma Co. Ltd.(a)	15,500	169,599

Kyorin Pharmaceutical Co. Ltd.	25,585	306,320

Mochida Pharmaceutical Co. Ltd.	11,022	234,503

Sawai Group Holdings Co. Ltd.	15,924	634,456

Towa Pharmaceutical Co. Ltd.	15,200	291,657

Tsumura & Co.	24,700	623,926

ZERIA Pharmaceutical Co. Ltd.	25,300	356,401

Total Pharmaceuticals		2,737,667

Professional Services – 2.6%

Altech Corp.	11,060	202,426

Bell System24 Holdings, Inc.	37,000	392,626

Careerlink Co. Ltd.	7,500	127,804

Dip Corp.	13,000	236,301

en Japan, Inc.(a)	14,200	253,141

Forum Engineering, Inc.	31,400	198,759

FULLCAST Holdings Co. Ltd.	12,900	122,654

Funai Soken Holdings, Inc.	11,610	189,326

IR Japan Holdings Ltd.(a)	10,100	88,958

JAC Recruitment Co. Ltd.	73,200	387,414

LIKE, Inc.	6,000	66,642

Link & Motivation, Inc.(a)	31,300	113,954

Matching Service Japan Co. Ltd.	15,300	119,189

MEITEC Group Holdings, Inc.	42,500	838,795

Nihon M&A Center Holdings, Inc.(a)	98,000	639,109

Nomura Co. Ltd.	33,700	203,743

Open Up Group, Inc.	22,800	317,418

Pasona Group, Inc.	12,500	230,269

Quick Co. Ltd.	10,900	171,770

TechnoPro Holdings, Inc.	24,500	501,510

TKC Corp.	19,000	467,640

Transcosmos, Inc.(a)	16,800	348,555

Weathernews, Inc.	3,200	108,256

World Holdings Co. Ltd.	8,900	150,367

Total Professional Services		6,476,626

Real Estate Management & Development – 2.6%

Aoyama Zaisan Networks Co. Ltd.	19,500	164,406

Arealink Co. Ltd.	7,400	134,461

Dear Life Co. Ltd.	47,300	339,721

Good Com Asset Co. Ltd.	18,200	110,755

Grandy House Corp.	36,800	151,241

Heiwa Real Estate Co. Ltd.(a)	20,968	565,261

Ichigo, Inc.	159,700	488,560

Japan Property Management Center Co. Ltd.	25,600	212,622

JINUSHI Co. Ltd.	8,600	145,639

Katitas Co. Ltd.(a)	23,100	305,110

Keihanshin Building Co. Ltd.	14,300	154,485

LA Holdings Co. Ltd.	5,700	191,324

Loadstar Capital KK	11,300	212,867

Mirarth Holdings, Inc.	80,700	274,608

Raysum Co. Ltd.	9,900	235,161

Relo Group, Inc.	43,400	357,162

SAMTY Co. Ltd.	32,900	609,763

Starts Corp., Inc.	35,900	808,874

Sun Frontier Fudousan Co. Ltd.	31,100	402,967

Tosei Corp.	31,400	513,496

Total Real Estate Management & Development		6,378,483

Semiconductors & Semiconductor Equipment – 2.5%

Ferrotec Holdings Corp.(a)	23,100	451,484

Furuya Metal Co. Ltd.	2,100	157,349

Japan Material Co. Ltd.(a)	11,900	189,416

Micronics Japan Co. Ltd.	13,200	777,984

Mimasu Semiconductor Industry Co. Ltd.	10,727	223,619

Mitsui High-Tec, Inc.	5,500	317,001

Optorun Co. Ltd.	16,400	224,092

Rorze Corp.	2,700	385,345

Shibaura Mechatronics Corp.(a)	6,800	288,004

Shindengen Electric Manufacturing Co. Ltd.	6,600	132,789

Tokyo Seimitsu Co. Ltd.	22,800	1,834,154

Towa Corp.(a)	3,000	211,503

Tri Chemical Laboratories, Inc.	3,100	99,855

Ulvac, Inc.	12,500	814,282

Yamaichi Electronics Co. Ltd.	14,700	241,851

Total Semiconductors & Semiconductor Equipment		6,348,728

See Notes to Financial Statements.

82	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2024

Investments	Shares	Value

Software – 0.8%

Computer Engineering & Consulting Ltd.	12,800	$131,514

Cresco Ltd.	13,700	192,358

Digital Arts, Inc.	4,200	121,689

Fuji Soft, Inc.(a)	12,600	500,353

Fukui Computer Holdings, Inc.	5,100	87,513

I’ll, Inc.	3,160	62,743

Justsystems Corp.(a)	6,300	111,102

Miroku Jyoho Service Co. Ltd.	17,000	203,647

Systena Corp.	178,400	320,624

UNITED, Inc.	30,600	181,160

WingArc1st, Inc.	7,400	149,863

Total Software		2,062,566

Specialty Retail – 4.2%

Adastria Co. Ltd.	18,700	476,319

Alleanza Holdings Co. Ltd.(a)	21,200	145,680

Alpen Co. Ltd.(a)	13,000	172,996

AOKI Holdings, Inc.	43,500	329,961

Aoyama Trading Co. Ltd.	17,200	199,452

ARCLANDS Corp.	21,036	248,104

Asahi Co. Ltd.	29,800	263,257

Autobacs Seven Co. Ltd.(a)	56,300	596,498

Bic Camera, Inc.(a)	32,400	274,451

DCM Holdings Co. Ltd.	65,045	634,785

EDION Corp.(a)	39,739	406,462

Hard Off Corp. Co. Ltd.	13,900	156,133

Honeys Holdings Co. Ltd.(a)	18,100	212,878

IDOM, Inc.	58,600	401,908

Joshin Denki Co. Ltd.	11,400	175,356

Joyful Honda Co. Ltd.(a)	20,600	298,223

K’s Holdings Corp.(a)	78,000	690,350

Kohnan Shoji Co. Ltd.	10,600	308,170

Kojima Co. Ltd.	19,900	108,214

Komehyo Holdings Co. Ltd.(a)	3,800	100,056

Komeri Co. Ltd.(a)	10,037	229,463

KU Holdings Co. Ltd.	17,700	135,196

Nafco Co. Ltd.(a)	7,100	124,506

New Art Holdings Co. Ltd.(a)	18,600	209,172

Nextage Co. Ltd.(a)	15,800	303,170

Nishimatsuya Chain Co. Ltd.	12,300	202,203

Nissan Tokyo Sales Holdings Co. Ltd.	54,900	217,648

Nojima Corp.	28,200	317,878

PAL GROUP Holdings Co. Ltd.	30,200	518,016

Scroll Corp.	44,900	284,806

T-Gaia Corp.	29,400	400,560

United Arrows Ltd.	10,700	140,833

VT Holdings Co. Ltd.	57,300	202,554

World Co. Ltd.	26,000	369,011

Xebio Holdings Co. Ltd.	17,500	114,474

Yellow Hat Ltd.	32,500	427,550

Total Specialty Retail		10,396,293

Technology Hardware, Storage & Peripherals – 0.4%

Elecom Co. Ltd.	26,900	274,430

MCJ Co. Ltd.	36,200	327,210

Riso Kagaku Corp.(a)	18,000	368,694

Toshiba TEC Corp.	5,800	116,502

Total Technology Hardware, Storage & Peripherals		1,086,836

Textiles, Apparel & Luxury Goods – 1.2%

Baroque Japan Ltd.(a)	40,500	203,377

Descente Ltd.	9,500	216,872

Fujibo Holdings, Inc.(a)	4,700	138,660

Gunze Ltd.	4,583	167,156

Japan Wool Textile Co. Ltd.	21,725	212,161

Kurabo Industries Ltd.	7,076	163,639

Morito Co. Ltd.	23,700	246,325

Onward Holdings Co. Ltd.	82,033	309,497

Seiko Group Corp.(a)	18,100	498,708

Wacoal Holdings Corp.	20,600	505,523

Yondoshi Holdings, Inc.(a)	20,800	257,140

Total Textiles, Apparel & Luxury Goods		2,919,058

Trading Companies & Distributors – 3.4%

Advan Group Co. Ltd.	27,100	207,890

Alconix Corp.	2,000	19,333

Chori Co. Ltd.	13,200	296,977

Daiichi Jitsugyo Co. Ltd.	14,200	199,754

Hanwa Co. Ltd.	20,522	804,093

Inaba Denki Sangyo Co. Ltd.	31,588	731,547

Inabata & Co. Ltd.	27,741	581,966

Japan Pulp & Paper Co. Ltd.	4,100	140,328

JK Holdings Co. Ltd.	16,600	117,580

Kamei Corp.	13,100	184,973

Kanaden Corp.	10,500	104,761

Kanamoto Co. Ltd.	8,128	144,628

Kanematsu Corp.	48,700	834,057

KPP Group Holdings Co. Ltd.(a)	21,000	102,957

Kyokuto Boeki Kaisha Ltd.	10,800	147,430

MARUKA FURUSATO Corp.	5,400	78,461

Mitsui Matsushima Holdings Co. Ltd.(a)	17,600	338,871

Nagase & Co. Ltd.	37,104	626,143

Nichiden Corp.(a)	11,000	193,042

Nishio Holdings Co. Ltd.	10,500	268,493

Onoken Co. Ltd.	10,300	127,878

Sanyo Trading Co. Ltd.(a)	14,900	142,556

Sato Shoji Corp.	14,700	171,821

Seika Corp.	8,100	198,292

Senshu Electric Co. Ltd.	7,600	250,329

Shinsho Corp.	7,100	338,710

Trusco Nakayama Corp.	18,000	307,443

Wakita & Co. Ltd.	12,200	128,413

Yamazen Corp.(a)	42,006	373,584

Yuasa Trading Co. Ltd.	12,200	431,266

Total Trading Companies & Distributors		8,593,576

Transportation Infrastructure – 0.3%

Mitsubishi Logistics Corp.	17,900	588,407

Nissin Corp.	10,200	195,246

Total Transportation Infrastructure		783,653

See Notes to Financial Statements.

WisdomTree Trust	83

Schedule of Investments (concluded)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2024

Investments	Shares	Value

Wireless Telecommunication Services – 0.2%

Okinawa Cellular Telephone Co.	25,800	$605,174
TOTAL COMMON STOCKS (Cost: $237,919,773)		246,615,659

EXCHANGE-TRADED FUND – 0.0%

United States – 0.0%
WisdomTree Japan Hedged Equity Fund(b) (Cost: $30,878)	332	36,022

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 9.8%

United States – 9.8%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(c)
(Cost: $24,558,678)	24,558,678	24,558,678

TOTAL INVESTMENTS IN SECURITIES – 108.4% (Cost: $262,509,329)		271,210,359

Other Assets less Liabilities – (8.4)%		(21,190,786)

NET ASSETS – 100.0%		$250,019,573
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $52,747,857 and the total market value of the collateral held by the Fund was $56,379,827. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $31,821,149.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2024.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2024 were as follows:

Affiliate	Value at 3/31/2023	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2024	Dividend Income
WisdomTree Japan Hedged Equity Fund	$237,973	$3,611,074	$4,018,306	$211,580	$(6,299)	$36,022	$31,127

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 – Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$246,615,659	$—	$—	$246,615,659
Exchange-Traded Fund	36,022	—	—	36,022
Investment of Cash Collateral for Securities Loaned	—	24,558,678	—	24,558,678
Total Investments in Securities	$246,651,681	$24,558,678	$—	$271,210,359

See Notes to Financial Statements.

84	WisdomTree Trust

Statements of Assets and Liabilities

WisdomTree Trust

March 31, 2024

	WisdomTree Europe Quality Dividend Growth Fund	WisdomTree Europe SmallCap Dividend Fund	WisdomTree International AI Enhanced Value Fund	WisdomTree International Equity Fund	WisdomTree International High Dividend Fund
ASSETS:

Investments, at cost	$63,806,045	$188,335,960	$75,191,798	$489,297,057	$329,210,287

Investment in affiliates, at cost (Note 3)	—	585,657	—	—	—

Foreign currency, at cost	4,750	23,987	133,603	463,371	375,380
Investments in securities, at value[1,2] (Note 2)	73,827,383	200,054,494	76,526,571	615,096,560	362,731,320

Investment in affiliates, at value (Note 3)	—	610,227	—	—	—

Cash	118,961	71,456	236,619	220,384	97,772

Foreign currency, at value	4,683	23,857	133,535	462,918	374,933

Receivables:

Investment securities sold	—	3,949,109	—	—	113,118

Dividends	73,233	427,771	337,821	2,914,410	2,106,859

Securities lending income	242	8,233	1,511	58,522	41,123

Foreign tax reclaims	384,085	1,287,335	331,201	2,339,943	1,068,000

Other (Note 6)	5,046	428,808	25,664	57,518	19,738
Total Assets	74,413,633	206,861,290	77,592,922	621,150,255	366,552,863
LIABILITIES:

Unrealized depreciation on foreign currency contracts	6	—	—	—	179

Payables:

Cash collateral received for securities loaned (Note 2)	1,279,862	15,484,216	3,358,202	47,002,513	25,323,176

Investment securities purchased	—	—	161,649	—	—

Capital shares redeemed	—	2,986,508	—	—	—

Advisory fees (Note 3)	35,809	92,726	36,017	233,405	170,246

Service fees (Note 2)	272	705	273	2,139	1,293

Other (Note 6)	1,514	145,725	7,699	17,256	5,921
Total Liabilities	1,317,463	18,709,880	3,563,840	47,255,313	25,500,815
NET ASSETS	$73,096,170	$188,151,410	$74,029,082	$573,894,942	$341,052,048
NET ASSETS:

Paid-in capital	$76,715,589	$495,949,784	$142,173,409	$655,522,210	$410,730,206

Total distributable earnings (loss)	(3,619,419)	(307,798,374)	(68,144,327)	(81,627,268)	(69,678,158)
NET ASSETS	$73,096,170	$188,151,410	$74,029,082	$573,894,942	$341,052,048
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	2,250,000	3,150,000	1,800,000	10,450,000	8,600,000
Net asset value per share	$32.49	$59.73	$41.13	$54.92	$39.66
[1] Includes market value of securities out on loan of:	$1,824,913	$20,380,112	$6,139,415	$58,538,673	$37,547,501
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

WisdomTree Trust	85

Statements of Assets and Liabilities (continued)

WisdomTree Trust

March 31, 2024

	WisdomTree International LargeCap Dividend Fund	WisdomTree International MidCap Dividend Fund	WisdomTree International Multifactor Fund	WisdomTree International Quality Dividend Growth Fund	WisdomTree International SmallCap Dividend Fund
ASSETS:

Investments, at cost	$423,606,484	$131,823,974	$40,142,425	$838,927,780	$1,038,026,232

Investment in affiliates, at cost (Note 3)	—	—	—	—	318,025

Foreign currency, at cost	272,183	170,317	80,753	83,892	810,896
Investments in securities, at value[1,2] (Note 2)	549,200,408	147,700,508	43,219,128	993,429,330	1,144,926,076

Investment in affiliates, at value (Note 3)	—	—	—	—	424,291

Cash	293,865	8,673	46,269	207,876	627,444

Deposits at broker	—	—	10,000	—	—

Foreign currency, at value	272,207	170,227	80,431	83,601	809,908

Unrealized appreciation on foreign currency contracts	—	—	465,624	—	—

Receivables:

Investment securities sold	—	—	—	—	2,219,304

Capital shares sold	—	—	19,664	—	—

Dividends	2,551,445	590,655	188,308	2,331,672	6,910,447

Securities lending income	59,814	4,814	1,288	10,468	39,031

Foreign tax reclaims	2,245,001	285,969	109,712	2,043,200	3,169,885

Other (Note 6)	18,142	5,336	722	78,671	885,048
Total Assets	554,640,882	148,766,182	44,141,146	998,184,818	1,160,011,434
LIABILITIES:

Unrealized depreciation on foreign currency contracts	—	41	132,418	—	—

Payables:

Cash collateral received for securities loaned (Note 2)	37,005,699	13,310,172	1,221,857	19,628,962	59,942,222

Investment securities purchased	—	—	331,960	—	—

Advisory fees (Note 3)	208,897	65,596	13,545	347,981	537,208

Service fees (Note 2)	1,915	498	157	3,646	4,080

Other (Note 6)	5,443	1,598	216	23,600	265,515
Total Liabilities	37,221,954	13,377,905	1,700,153	20,004,189	60,749,025
NET ASSETS	$517,418,928	$135,388,277	$42,440,993	$978,180,629	$1,099,262,409
NET ASSETS:

Paid-in capital	$522,156,504	$166,484,263	$43,185,953	$891,045,823	$1,420,534,598

Total distributable earnings (loss)	(4,737,576)	(31,095,986)	(744,960)	87,134,806	(321,272,189)
NET ASSETS	$517,418,928	$135,388,277	$42,440,993	$978,180,629	$1,099,262,409
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	10,000,000	2,150,000	1,600,000	25,750,000	16,800,000
Net asset value per share	$51.74	$62.97	$26.53	$37.99	$65.43
[1] Includes market value of securities out on loan of:	$41,407,871	$21,350,166	$2,678,068	$46,257,159	$129,254,151
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

86	WisdomTree Trust

Statements of Assets and Liabilities (concluded)

WisdomTree Trust

March 31, 2024

WisdomTree Japan SmallCap Dividend Fund
ASSETS:

Investments, at cost	$262,478,451

Investment in affiliates, at cost (Note 3)	30,878

Foreign currency, at cost	12,079

Investments in securities, at value[1,2] (Note 2)	271,174,337

Investment in affiliates, at value (Note 3)	36,022

Cash	128,909

Foreign currency, at value	12,095

Receivables:

Dividends	3,123,080

Securities lending income	14,894

Foreign tax reclaims	221,984
Total Assets	274,711,321
LIABILITIES:

Payables:

Cash collateral received for securities loaned (Note 2)	24,558,678

Advisory fees (Note 3)	132,067

Service fees (Note 2)	1,003
Total Liabilities	24,691,748
NET ASSETS	$250,019,573
NET ASSETS:

Paid-in capital	$367,699,020

Total distributable earnings (loss)	(117,679,447)
NET ASSETS	$250,019,573
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	3,200,000
Net asset value per share	$78.13
[1] Includes market value of securities out on loan of:	$52,747,857
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

WisdomTree Trust	87

Statements of Operations

WisdomTree Trust

For the Year Ended March 31, 2024

	WisdomTree Europe Quality Dividend Growth Fund	WisdomTree Europe SmallCap Dividend Fund	WisdomTree International AI Enhanced Value Fund	WisdomTree International Equity Fund	WisdomTree International High Dividend Fund
INVESTMENT INCOME:

Dividends	$2,112,433	$10,812,548	$3,569,728	$26,212,722	$23,649,327

Dividends from affiliates (Note 3)	—	66,368	—	—	142,778

Interest	6,278	43,267	4,909	15,970	1,406

Non-cash dividends	7,625	231,105	—	177,003	176,880

Other income (Note 6)	4,068	174,186	27,562	59,730	20,446

Securities lending income, net (Note 2)	10,816	375,652	31,576	597,670	714,816

Less: Foreign withholding taxes on dividends	(225,066)	(1,209,079)	(297,250)	(2,531,938)	(2,107,931)
Total investment income	1,916,154	10,494,047	3,336,525	24,531,157	22,597,722
EXPENSES:

Advisory fees (Note 3)	414,518	1,175,625	428,303	2,746,435	2,230,628

Service fees (Note 2)	3,144	8,919	3,249	25,176	16,922

Other fees (Note 6)	1,141	46,104	7,626	16,836	5,794
Total expenses	418,803	1,230,648	439,178	2,788,447	2,253,344
Expense waivers (Note 3)	—	(3,109)	—	—	(3,324)
Net expenses	418,803	1,227,539	439,178	2,788,447	2,250,020
Net investment income	1,497,351	9,266,508	2,897,347	21,742,710	20,347,702
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	790,131	(17,139,251)	162,592	(7,524,839)	(9,499,608)

Investment transactions in affiliates (Note 3)	—	(46,899)	—	—	3,404

In-kind redemptions	1,491,880	7,513,606	928,821	19,211,265	19,588,460

Foreign currency contracts	(11,174)	(8,703)	21,260	78,005	121,731

Foreign currency related transactions	11,361	(12,790)	(37,207)	(220,918)	(161,824)
Net realized gain (loss)	2,282,198	(9,694,037)	1,075,466	11,543,513	10,052,163
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	3,320,969	11,489,061	3,787,649	45,216,318	6,926,864

Investment transactions in affiliates (Note 3)	—	22,224	—	—	(160,206)

Foreign currency contracts	(6)	573	(113)	—	(13)

Translation of assets and liabilities denominated in foreign currencies	1,426	26,904	(4,363)	(300)	(23,519)
Net increase in unrealized appreciation/depreciation	3,322,389	11,538,762	3,783,173	45,216,018	6,743,126
Net realized and unrealized gain on investments	5,604,587	1,844,725	4,858,639	56,759,531	16,795,289
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,101,938	$11,111,233	$7,755,986	$78,502,241	$37,142,991

See Notes to Financial Statements.

88	WisdomTree Trust

Statements of Operations (continued)

WisdomTree Trust

For the Year Ended March 31, 2024

	WisdomTree International LargeCap Dividend Fund	WisdomTree International MidCap Dividend Fund	WisdomTree International Multifactor Fund	WisdomTree International Quality Dividend Growth Fund	WisdomTree International SmallCap Dividend Fund
INVESTMENT INCOME:

Dividends	$23,104,595	$5,927,551	$1,684,097	$22,369,844	$55,233,445

Dividends from affiliates (Note 3)	48,092	—	—	—	237,293

Interest	11,271	4,552	2,421	14,635	48,398

Non-cash dividends	152,165	37,876	5,789	—	379,314

Other income (Note 6)	18,456	4,877	761	55,335	370,282

Securities lending income, net (Note 2)	598,170	70,077	15,049	124,719	835,326

Less: Foreign withholding taxes on dividends	(2,115,912)	(582,313)	(140,735)	(2,137,832)	(5,380,632)
Total investment income	21,816,837	5,462,620	1,567,382	20,426,701	51,723,426
EXPENSES:

Advisory fees (Note 3)	2,424,166	779,148	156,763	3,626,637	6,418,430

Service fees (Note 2)	22,222	5,911	1,815	37,993	48,692

Other fees (Note 6)	5,456	1,181	128	16,369	103,475
Total expenses	2,451,844	786,240	158,706	3,680,999	6,570,597
Expense waivers (Note 3)	(1,517)	—	—	—	(12,268)
Net expenses	2,450,327	786,240	158,706	3,680,999	6,558,329
Net investment income	19,366,510	4,676,380	1,408,676	16,745,702	45,165,097
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(6,462,570)	(2,419,489)	(8,104)	1,537,970	(34,314,524)

Investment transactions in affiliates (Note 3)	93,724	—	—	—	243,405

In-kind redemptions	16,177,218	2,366,912	1,870,437	13,683,837	23,019,788

Futures contracts	—	—	11,502	—	—

Foreign currency contracts	149,061	(28,675)	(327,128)	(233,177)	(93,295)

Foreign currency related transactions	(204,159)	(20,735)	10,300	248,676	(328,177)
Net realized gain (loss)	9,753,274	(101,987)	1,557,007	15,237,306	(11,472,803)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	43,921,584	11,607,802	491,711	95,262,912	88,782,578

Investment transactions in affiliates (Note 3)	(19,604)	—	—	—	(369,732)

Foreign currency contracts	—	61	576,993	—	9

Translation of assets and liabilities denominated in foreign currencies	(18,418)	3,174	(1,312)	(14,451)	(729)
Net increase in unrealized appreciation/depreciation	43,883,562	11,611,037	1,067,392	95,248,461	88,412,126
Net realized and unrealized gain on investments	53,636,836	11,509,050	2,624,399	110,485,767	76,939,323
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$73,003,346	$16,185,430	$4,033,075	$127,231,469	$122,104,420

See Notes to Financial Statements.

WisdomTree Trust	89

Statements of Operations (concluded)

WisdomTree Trust

For the Year Ended March 31, 2024

WisdomTree Japan SmallCap Dividend Fund
INVESTMENT INCOME:

Dividends	$7,277,690

Dividends from affiliates (Note 3)	31,127

Interest	1,367

Securities lending income, net (Note 2)	94,588

Less: Foreign withholding taxes on dividends	(727,597)
Total investment income	6,677,175
EXPENSES:

Advisory fees (Note 3)	1,320,176

Service fees (Note 2)	10,015
Total expenses	1,330,191
Expense waivers (Note 3)	(1,238)
Net expenses	1,328,953
Net investment income	5,348,222
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(5,805,923)

Investment transactions in affiliates (Note 3)	211,580

In-kind redemptions	21,509,369

Foreign currency contracts	(7,822)

Foreign currency related transactions	(203,393)
Net realized gain	15,703,811
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	25,707,995

Investment transactions in affiliates (Note 3)	(6,299)

Translation of assets and liabilities denominated in foreign currencies	(32,296)
Net increase in unrealized appreciation/depreciation	25,669,400
Net realized and unrealized gain on investments	41,373,211
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,721,433

See Notes to Financial Statements.

90	WisdomTree Trust

Statements of Changes in Net Assets

WisdomTree Trust

	WisdomTree Europe Quality Dividend Growth Fund		WisdomTree Europe SmallCap Dividend Fund		WisdomTree International AI Enhanced Value Fund

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$1,497,351	$1,632,953	$9,266,508	$13,431,740	$2,897,347	$3,709,293

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	2,282,198	(7,730,499)	(9,694,037)	(51,114,324)	1,075,466	(13,490,823)

Net increase in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	3,322,389	3,014,323	11,538,762	3,760,195	3,783,173	6,533,136
Net increase (decrease) in net assets resulting from operations	7,101,938	(3,083,223)	11,111,233	(33,922,389)	$7,755,986	(3,248,394)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(1,468,000)	(1,667,670)	(9,431,500)	(14,405,217)	(3,458,250)	(4,170,635)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	4,551,237	18,424,119	—	50,584,868	3,847,332	—

Cost of shares redeemed	(6,329,703)	(16,778,882)	(64,325,641)	(47,265,636)	(11,900,706)	(36,378,090)
Net increase (decrease) in net assets resulting from capital share transactions	(1,778,466)	1,645,237	(64,325,641)	3,319,232	(8,053,374)	(36,378,090)
Net Increase (Decrease) in Net Assets	3,855,472	(3,105,656)	(62,645,908)	(45,008,374)	(3,755,638)	(43,797,119)
NET ASSETS:

Beginning of year	$69,240,698	$72,346,354	$250,797,318	$295,805,692	$77,784,720	$121,581,839

End of year	$73,096,170	$69,240,698	$188,151,410	$250,797,318	$74,029,082	$77,784,720
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	2,300,000	2,300,000	4,300,000	4,350,000	2,000,000	3,000,000

Shares created	150,000	650,000	—	850,000	100,000	—

Shares redeemed	(200,000)	(650,000)	(1,150,000)	(900,000)	(300,000)	(1,000,000)
Shares outstanding, end of year	2,250,000	2,300,000	3,150,000	4,300,000	1,800,000	2,000,000

See Notes to Financial Statements.

WisdomTree Trust	91

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree International Equity Fund		WisdomTree International High Dividend Fund		WisdomTree International LargeCap Dividend Fund

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$21,742,710	$25,509,784	$20,347,702	$14,495,358	$19,366,510	$17,714,031

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	11,543,513	(23,381,839)	10,052,163	(13,383,670)	9,753,274	(17,772,367)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	45,216,018	(24,797,741)	6,743,126	11,402,305	43,883,562	15,832,146
Net increase (decrease) in net assets resulting from operations	78,502,241	(22,669,796)	37,142,991	12,513,993	73,003,346	15,773,810
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(23,081,500)	(26,843,795)	(21,220,750)	(14,557,836)	(19,529,750)	(18,097,424)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	22,667,868	43,192,061	21,113,970	213,596,432	18,551,230	112,351,029

Cost of shares redeemed	(74,346,598)	(57,953,886)	(109,170,942)	—	(46,440,306)	—
Net increase (decrease) in net assets resulting from capital share transactions	(51,678,730)	(14,761,825)	(88,056,972)	213,596,432	(27,889,076)	112,351,029
Net Increase (Decrease) in Net Assets	3,742,011	(64,275,416)	(72,134,731)	211,552,589	25,584,520	110,027,415
NET ASSETS:

Beginning of year	$570,152,931	$634,428,347	$413,186,779	$201,634,190	$491,834,408	$381,806,993

End of year	$573,894,942	$570,152,931	$341,052,048	$413,186,779	$517,418,928	$491,834,408
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	11,450,000	11,950,000	11,000,000	5,050,000	10,550,000	7,800,000

Shares created	450,000	900,000	550,000	5,950,000	400,000	2,750,000

Shares redeemed	(1,450,000)	(1,400,000)	(2,950,000)	—	(950,000)	—
Shares outstanding, end of year	10,450,000	11,450,000	8,600,000	11,000,000	10,000,000	10,550,000

See Notes to Financial Statements.

92	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree International MidCap Dividend Fund		WisdomTree International Multifactor Fund		WisdomTree International Quality Dividend Growth Fund

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$4,676,380	$5,069,979	$1,408,676	$1,316,274	$16,745,702	$13,253,119

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	(101,987)	(13,885,400)	1,557,007	(539,077)	15,237,306	(58,788,022)

Net increase in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	11,611,037	718,605	1,067,392	413,640	95,248,461	52,354,050
Net increase (decrease) in net assets resulting from operations	16,185,430	(8,096,816)	4,033,075	1,190,837	127,231,469	6,819,147
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(5,664,500)	(5,553,560)	(1,509,000)	(1,277,796)	(16,686,000)	(13,540,674)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	8,686,299	11,005,333	10,204,509	9,671,353	258,437,278	330,148,196

Cost of shares redeemed	(11,994,282)	(5,032,369)	(10,283,441)	(2,474,953)	(56,717,942)	(31,250,555)
Net increase (decrease) in net assets resulting from capital share transactions	(3,307,983)	5,972,964	(78,932)	7,196,400	201,719,336	298,897,641
Net Increase (Decrease) in Net Assets	7,212,947	(7,677,412)	2,445,143	7,109,441	312,264,805	292,176,114
NET ASSETS:

Beginning of year	$128,175,330	$135,852,742	$39,995,850	$32,886,409	$665,915,824	$373,739,710

End of year	$135,388,277	$128,175,330	$42,440,993	$39,995,850	$978,180,629	$665,915,824
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	2,200,000	2,100,000	1,600,000	1,300,000	19,750,000	10,150,000

Shares created	150,000	200,000	400,000	400,000	7,550,000	10,650,000

Shares redeemed	(200,000)	(100,000)	(400,000)	(100,000)	(1,550,000)	(1,050,000)
Shares outstanding, end of year	2,150,000	2,200,000	1,600,000	1,600,000	25,750,000	19,750,000

See Notes to Financial Statements.

WisdomTree Trust	93

Statements of Changes in Net Assets (concluded)

WisdomTree Trust

	WisdomTree International SmallCap Dividend Fund		WisdomTree Japan SmallCap Dividend Fund

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$45,165,097	$56,124,574	$5,348,222	$4,558,221

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	(11,472,803)	(165,290,057)	15,703,811	(26,812,312)

Net increase in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	88,412,126	8,194,398	25,669,400	25,168,900
Net increase (decrease) in net assets resulting from operations	122,104,420	(100,971,085)	46,721,433	2,914,809
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(46,695,750)	(62,885,580)	(5,686,552)	(7,163,312)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	12,700,933	36,161,923	129,347,500	15,564,306

Cost of shares redeemed	(182,639,829)	(8,875,297)	(102,859,528)	(41,967,436)
Net increase (decrease) in net assets resulting from capital share transactions	(169,938,896)	27,286,626	26,487,972	(26,403,130)
Net Increase (Decrease) in Net Assets	(94,530,226)	(136,570,039)	67,522,853	(30,651,633)
NET ASSETS:

Beginning of year	$1,193,792,635	$1,330,362,674	$182,496,720	$213,148,353

End of year	$1,099,262,409	$1,193,792,635	$250,019,573	$182,496,720
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	19,650,000	19,200,000	2,750,000	3,200,000

Shares created	200,000	600,000	1,800,000	250,000

Shares redeemed	(3,050,000)	(150,000)	(1,350,000)	(700,000)
Shares outstanding, end of year	16,800,000	19,650,000	3,200,000	2,750,000

See Notes to Financial Statements.

94	WisdomTree Trust

Financial Highlights

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Europe Quality Dividend Growth Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$30.10	$31.45	$31.24	$22.13	$25.06
Investment operations:

Net investment income[1]	0.64	0.72	1.08	0.66	0.62

Net realized and unrealized gain (loss)	2.39	(1.35)	0.21	9.10	(2.93)
Total from investment operations	3.03	(0.63)	1.29	9.76	(2.31)
Dividends to shareholders:

Net investment income	(0.64)	(0.72)	(1.08)	(0.65)	(0.62)
Net asset value, end of year	$32.49	$30.10	$31.45	$31.24	$22.13

TOTAL RETURN[2]	10.22%	(1.64)%	4.02%	44.43%	(9.46)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$73,096	$69,241	$72,346	$46,856	$25,450

Ratios to average net assets of:

Expenses	0.59%[3]	0.59%[3]	0.59%[3]	0.58%	0.58%

Net investment income	2.10%	2.63%	3.26%	2.37%	2.42%
Portfolio turnover rate[4]	35%	43%	53%	61%	43%

WisdomTree Europe SmallCap Dividend Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$58.32	$68.00	$69.71	$41.06	$58.54
Investment operations:

Net investment income[1]	2.59	3.42	2.03	1.31	2.43

Net realized and unrealized gain (loss)	1.48	(9.57)	(1.79)	28.62	(17.41)
Total from investment operations	4.07	(6.15)	0.24	29.93	(14.98)
Dividends to shareholders:

Net investment income	(2.66)	(3.53)	(1.95)	(1.28)	(2.50)
Net asset value, end of year	$59.73	$58.32	$68.00	$69.71	$41.06

TOTAL RETURN[2]	7.40%	(8.50)%	0.18%	73.76%	(26.54)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$188,151	$250,797	$295,806	$310,227	$320,231

Ratios to average net assets of:

Expenses[5,6]	0.61%[3]	0.65%[3]	0.73%[3]	0.58%	0.58%

Net investment income	4.57%	6.00%	2.77%	2.39%	4.15%
Portfolio turnover rate[4]	41%	46%	68%	92%	50%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees for the WisdomTree Europe SmallCap Dividend Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.58%.

[4]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

See Notes to Financial Statements.

WisdomTree Trust	95

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree International AI Enhanced Value Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022[1]	For the Year Ended March 31, 2021[1]	For the Year Ended March 31, 2020[1]
Net asset value, beginning of year	$38.89	$40.53	$42.46	$31.66	$41.19
Investment operations:

Net investment income[2]	1.54	1.56	2.14	1.64	1.69

Net realized and unrealized gain (loss)	2.58	(1.46)	(1.98)	10.78	(9.52)
Total from investment operations	4.12	0.10	0.16	12.42	(7.83)
Dividends to shareholders:

Net investment income	(1.88)	(1.74)	(2.09)	(1.62)	(1.70)
Net asset value, end of year	$41.13	$38.89	$40.53	$42.46	$31.66

TOTAL RETURN[3]	10.93%	0.80%	0.30%	39.87%	(19.77)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$74,029	$77,785	$121,582	$144,348	$106,061

Ratios to average net assets of:

Expenses	0.59%[4]	0.59%[4]	0.58%[5,6,7]	0.58%[6,7]	0.58%[6,7]

Net investment income	3.92%	4.25%	5.03%	4.34%	4.17%
Portfolio turnover rate[8]	138%	148%	99%[9,10]	61%	45%

WisdomTree International Equity Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$49.80	$53.09	$52.63	$39.65	$50.59
Investment operations:

Net investment income[2]	1.93	2.11	1.94	1.47	1.69

Net realized and unrealized gain (loss)	5.24	(3.19)	0.50	12.99	(10.88)
Total from investment operations	7.17	(1.08)	2.44	14.46	(9.19)
Dividends to shareholders:

Net investment income	(2.05)	(2.21)	(1.98)	(1.48)	(1.75)
Net asset value, end of year	$54.92	$49.80	$53.09	$52.63	$39.65

TOTAL RETURN[3]	14.83%	(1.55)%	4.62%	36.92%	(18.80)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$573,895	$570,153	$634,428	$602,625	$580,910

Ratios to average net assets of:

Expenses	0.49%[11]	0.49%[11]	0.49%[6,7,11]	0.48%[6,7]	0.48%[6,7]

Net investment income	3.80%	4.49%	3.58%	3.13%	3.36%
Portfolio turnover rate[8]	22%	24%	31%	47%	23%
[1]

The information reflects the investment objective and strategy of the WisdomTree International Dividend ex-Financials Fund through January 17, 2022 and the investment objective and strategy of the WisdomTree International AI Enhanced Value Fund thereafter.

[2]	Based on average shares outstanding.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.58%.

[5]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been unchanged.

[6]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.

[8]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[9]	The increase in the portfolio turnover rate was primarily a result of the change in investment objective and strategy on January 18, 2022.

[10]	On January 7, 2022, Voya Investment Management Co., LLC replaced Mellon Investments Corporation as sub-advisor to the Fund.

[11]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.48%.

See Notes to Financial Statements.

96	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree International High Dividend Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$37.56	$39.93	$39.29	$29.53	$40.30
Investment operations:

Net investment income[1]	1.99	2.11	1.90	1.54	1.65

Net realized and unrealized gain (loss)	2.14	(2.37)	0.63	9.73	(10.75)
Total from investment operations	4.13	(0.26)	2.53	11.27	(9.10)
Dividends to shareholders:

Net investment income	(2.03)	(2.11)	(1.89)	(1.51)	(1.67)
Net asset value, end of year	$39.66	$37.56	$39.93	$39.29	$29.53

TOTAL RETURN[2]	11.45%	0.01%	6.61%	38.88%	(23.48)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$341,052	$413,187	$201,634	$182,685	$174,236

Ratios to average net assets of:

Expenses[3,4]	0.59%[5]	0.58%[6]	0.59%[5]	0.58%	0.58%

Net investment income	5.29%	5.89%	4.80%	4.43%	4.18%
Portfolio turnover rate[7]	39%	36%	40%	57%	34%

WisdomTree International LargeCap Dividend Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$46.62	$48.95	$47.34	$36.81	$46.37
Investment operations:

Net investment income[1]	1.83	1.94	1.79	1.42	1.56

Net realized and unrealized gain (loss)	5.14	(2.23)	1.63	10.55	(9.52)
Total from investment operations	6.97	(0.29)	3.42	11.97	(7.96)
Dividends to shareholders:

Net investment income	(1.85)	(2.04)	(1.81)	(1.44)	(1.60)
Net asset value, end of year	$51.74	$46.62	$48.95	$47.34	$36.81

TOTAL RETURN[2]	15.35%	(0.05)%	7.27%	32.91%	(17.78)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$517,419	$491,834	$381,807	$352,717	$327,622

Ratios to average net assets of:

Expenses[3,4]	0.49%[8]	0.49%[8]	0.49%[8]	0.48%	0.48%

Net investment income	3.83%	4.43%	3.63%	3.33%	3.38%
Portfolio turnover rate[7]	24%	23%	30%	38%	14%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.58%.

[6]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been unchanged.

[7]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[8]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.48%.

See Notes to Financial Statements.

WisdomTree Trust	97

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree International MidCap Dividend Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$58.26	$64.69	$67.16	$47.06	$61.98
Investment operations:

Net investment income[1]	2.04	2.31	2.54	1.51	2.03

Net realized and unrealized gain (loss)	5.15	(6.20)	(2.53)	20.12	(14.87)
Total from investment operations	7.19	(3.89)	0.01	21.63	(12.84)
Dividends to shareholders:

Net investment income	(2.48)	(2.54)	(2.48)	(1.53)	(2.08)
Net asset value, end of year	$62.97	$58.26	$64.69	$67.16	$47.06

TOTAL RETURN[2]	12.80%	(5.68)%	(0.13)%	46.54%	(21.43)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$135,388	$128,175	$135,853	$144,404	$169,413

Ratios to average net assets of:

Expenses	0.59%[3]	0.59%[3]	0.59%[3]	0.58%	0.58%

Net investment income	3.48%	4.10%	3.75%	2.63%	3.30%
Portfolio turnover rate[4]	36%	39%	44%	62%	33%

WisdomTree International Multifactor Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$25.00	$25.30	$25.43	$20.88	$24.72
Investment operations:

Net investment income[1]	0.86	0.95	0.79	0.59	0.75

Net realized and unrealized gain (loss)	1.59	(0.33)	0.00 [5]	4.53	(3.88)
Total from investment operations	2.45	0.62	0.79	5.12	(3.13)
Dividends to shareholders:

Net investment income	(0.92)	(0.92)	(0.92)	(0.57)	(0.71)
Net asset value, end of year	$26.53	$25.00	$25.30	$25.43	$20.88

TOTAL RETURN[2]	10.07%	2.76%	3.03%	24.70%	(13.08)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$42,441	$39,996	$32,886	$38,138	$33,408

Ratios to average net assets of:

Expenses	0.38%[6]	0.39%[7]	0.39%[7]	0.38%	0.38%[8,9]

Net investment income	3.41%	3.98%	3.01%	2.47%	3.04%
Portfolio turnover rate[4]	121%	118%	105%	123%	132%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees for the WisdomTree International Multifactor Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.58%.

[4]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	Amount represents less than $0.005.

[6]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been unchanged.

[7]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.38%.

[8]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[9]	Does not include expenses of the Underlying Funds in which the Fund invests.

See Notes to Financial Statements.

98	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree International Quality Dividend Growth Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$33.72	$36.82	$36.95	$25.87	$28.62
Investment operations:

Net investment income[1]	0.67	1.06	1.22	0.91	0.70

Net realized and unrealized gain (loss)	4.27	(3.03)	(0.27)	10.98	(2.77)
Total from investment operations	4.94	(1.97)	0.95	11.89	(2.07)
Dividends to shareholders:

Net investment income	(0.67)	(1.13)	(1.08)	(0.81)	(0.68)
Net asset value, end of year	$37.99	$33.72	$36.82	$36.95	$25.87

TOTAL RETURN[2]	14.81%	(4.85)%	2.46%	46.22%	(7.43)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$978,181	$665,916	$373,740	$190,307	$68,551

Ratios to average net assets of:

Expenses, net of expense waivers	0.43%[3]	0.43%[3]	0.42%	0.41%[4]	0.38%[5]

Expenses, prior to expense waivers	0.43%[3]	0.43%[3]	0.42%	0.44%	0.48%

Net investment income	1.94%	3.38%	3.16%	2.73%	2.38%
Portfolio turnover rate[6]	49%	48%	63%	66%	51%

WisdomTree International SmallCap Dividend Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$60.75	$69.29	$72.16	$48.29	$65.74
Investment operations:

Net investment income[1]	2.48	2.91	2.27	1.55	2.36

Net realized and unrealized gain (loss)	4.77	(8.19)	(2.72)	23.97	(17.32)
Total from investment operations	7.25	(5.28)	(0.45)	25.52	(14.96)
Dividends to shareholders:

Net investment income	(2.57)	(3.26)	(2.42)	(1.65)	(2.49)
Net asset value, end of year	$65.43	$60.75	$69.29	$72.16	$48.29

TOTAL RETURN[2]	12.36%	(7.23)%	(0.79)%	53.46%	(23.58)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$1,099,262	$1,193,793	$1,330,363	$1,403,518	$1,161,439

Ratios to average net assets of:

Expenses[7,8]	0.59%[9]	0.60%[9]	0.61%[9]	0.58%	0.58%

Net investment income	4.08%	4.87%	3.08%	2.54%	3.63%
Portfolio turnover rate[6]	36%	51%	55%	74%	50%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.42%.

[4]

The investment advisor had contractually agreed to limit the advisory fee to 0.38% through July 31, 2020. On July 31, 2020, the contractual waiver expired and the advisory fee was permanently reduced to 0.42%.

[5]	Effective April 7, 2016, the investment advisor contractually agreed to limit the advisory fee to 0.38% through July 31, 2020, unless earlier terminated by the Board of Trustees of the Trust.

[6]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[7]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[8]	Does not include expenses of the Underlying Funds in which the Fund invests.

[9]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.58%.

See Notes to Financial Statements.

WisdomTree Trust	99

Financial Highlights (concluded)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Japan SmallCap Dividend Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$66.36	$66.61	$76.06	$58.64	$68.10
Investment operations:

Net investment income[1]	1.66	1.58	1.71	1.17	1.14

Net realized and unrealized gain (loss)	11.76	0.61 [2]	(9.68)	18.13	(8.95)
Total from investment operations	13.42	2.19	(7.97)	19.30	(7.81)
Dividends to shareholders:

Net investment income	(1.65)	(2.44)	(1.48)	(1.88)	(1.65)
Net asset value, end of year	$78.13	$66.36	$66.61	$76.06	$58.64

TOTAL RETURN[3]	20.44%	3.62%	(10.62)%	33.27%	(11.85)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$250,020	$182,497	$213,148	$190,141	$237,503

Ratios to average net assets of:

Expenses[4,5]	0.58%	0.58%	0.58%	0.58%	0.58%

Net investment income	2.35%	2.56%	2.34%	1.73%	1.67%
Portfolio turnover rate[6]	28%	26%	36%	43%	38%
[1]	Based on average shares outstanding.

[2]

The amount of net realized and unrealized gain per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[6]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

100	WisdomTree Trust

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005 and is authorized to have multiple series of portfolios (each a “Fund”, collectively, the “Funds”). These notes relate only to the Funds listed below. In accordance with Accounting Standards Codification Topic 946, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies.

Fund	Commencement of Operations
WisdomTree Europe Quality Dividend Growth Fund (“Europe Quality Dividend Growth Fund”)	May 7, 2014
WisdomTree Europe SmallCap Dividend Fund (“Europe SmallCap Dividend Fund”)	June 16, 2006
WisdomTree International AI Enhanced Value Fund (“International AI Enhanced Value Fund”)	June 16, 2006
WisdomTree International Equity Fund (“International Equity Fund”)	June 16, 2006
WisdomTree International High Dividend Fund (“International High Dividend Fund”)	June 16, 2006
WisdomTree International LargeCap Dividend Fund (“International LargeCap Dividend Fund”)	June 16, 2006
WisdomTree International MidCap Dividend Fund (“International MidCap Dividend Fund”)	June 16, 2006
WisdomTree International Multifactor Fund (“International Multifactor Fund”)	August 10, 2018
WisdomTree International Quality Dividend Growth Fund (“International Quality Dividend Growth Fund”)	April 7, 2016
WisdomTree International SmallCap Dividend Fund (“International SmallCap Dividend Fund”)	June 16, 2006
WisdomTree Japan SmallCap Dividend Fund (“Japan SmallCap Dividend Fund”)	June 16, 2006

Each Fund, except for the International AI Enhanced Value Fund and International Multifactor Fund, seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree, Inc. (“WisdomTree”) or an Index developed by a third party. The International AI Enhanced Value Fund is actively managed using a model-based approach seeking income and capital appreciation. The International Multifactor Fund is actively managed using a model-based approach seeking capital appreciation. WisdomTree is the parent company of WisdomTree Asset Management, Inc. (“WTAM”), the investment adviser to each Fund and the Trust. “WisdomTree” is a registered trademark of WisdomTree and has been licensed for use by the Trust. Each Fund described herein is considered to be non-diversified as defined under the 1940 Act.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions (e.g., broker-dealers) may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees of the Trust (the “Board” or “Board of Trustees”). Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Each Fund may invest in

WisdomTree Trust	101

Notes to Financial Statements (continued)

money market funds which are valued at their NAV per share and exchange-traded funds (“ETFs” or “ETF”) or exchange-traded notes (“ETNs” or “ETN”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the ETF or ETN has not traded on its principal exchange. Foreign currency contracts that settle within two business days after the trade date (“Spot Contracts”) and foreign currency contracts having a settlement period greater than two business days after the trade date (“Forward Contracts”) are valued on the measurement date using an interpolated foreign exchange rate between the closest preceding and subsequent settlement period, as calculated using the 4:00 p.m. London time closing spot and forward rates provided by an independent pricing service provider.

Pursuant to Board-approved valuation procedures established by the Trust and WTAM, the Board has appointed WTAM as the Funds’ valuation designee (the “Valuation Designee”) to perform all fair valuations of the Funds’ portfolio investments, subject to the Board’s oversight. As the Valuation Designee, WTAM has established procedures for its fair valuation of a Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. The Valuation Designee is comprised of senior representatives of WTAM and reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from the exchange or system on which it is principally traded, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Valuation Designee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events”. An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Valuation Designee will perform other procedures (consistent with GAAP) to value an investment when a market quote is not available. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended (either due to events affecting the issuer of the security specifically or events affecting the primary trading exchange more broadly) or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets in which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

102	WisdomTree Trust

Notes to Financial Statements (continued)

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details (e.g., credit rating, debt ranking, coupon date, maturity date, etc.), interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or prices obtained from independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Valuation Designee may include significant unobservable inputs and therefore such financial instruments would be reflected as a Level 3 of the fair value hierarchy. The Valuation Designee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Valuation Designee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value.

The summary of fair valuations according to the inputs used in valuing each Fund’s assets as of the measurement date is included in a “Fair Valuation Summary” supplementary table in each applicable Fund’s Schedule of Investments.

During the fiscal year ended March 31, 2024, there were no significant transfers into or out of Level 3 of the fair value hierarchy.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts as well as gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically foreign currency contracts during the fiscal year ended March 31, 2024 and open positions in such derivatives as of March 31, 2024 are detailed in each Fund’s Schedule of Investments. All of the derivative instruments disclosed and described herein are subject to risk. The Funds’ derivative agreements may also contain credit-risk related contingent features which may include, but are not limited to, a threshold in the Funds’ derivative agreements on unrealized depreciation (i.e., the Funds’ obligation to the counterparty) above a specified dollar amount. If an event occurred at March 31, 2024 that triggered a contingent feature, the counterparty to the agreement may require a Fund to post collateral (or additional collateral) or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment due to a counterparty. The maximum exposure to derivatives agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for each Fund, as disclosed in Note 2—Master Netting Arrangements under the column entitled “Liabilities: Net Amount”. Information with respect to the amounts and types of collateral received and/or posted for derivative instruments as of March 31, 2024, if any, is reflected as a footnote within each Fund’s Schedule of Investments. At March 31, 2024, the Funds did not receive or post collateral with any counterparty for derivatives and no event occurred that triggered a credit-risk-related contingent feature.

As of March 31, 2024, the effects of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

	Asset Derivatives		Liability Derivatives

Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
Europe Quality Dividend Growth Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	$—	Unrealized depreciation on foreign currency contracts	$6
International High Dividend Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	—	Unrealized depreciation on foreign currency contracts	179
International MidCap Dividend Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	—	Unrealized depreciation on foreign currency contracts	41
International Multifactor Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	465,624	Unrealized depreciation on foreign currency contracts	132,418

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Notes to Financial Statements (continued)

For the fiscal year ended March 31, 2024, the effects of derivative instruments on each applicable Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Europe Quality Dividend Growth Fund
Foreign currency risk	$(11,174)	$(6)
Europe SmallCap Dividend Fund
Foreign currency risk	(8,703)	573
International AI Enhanced Value Fund
Foreign currency risk	21,260	(113)
International Equity Fund
Foreign currency risk	78,005	—
International High Dividend Fund
Foreign currency risk	121,731	(13)
International LargeCap Dividend Fund
Foreign currency risk	149,061	—
International MidCap Dividend Fund
Foreign currency risk	(28,675)	61
International Multifactor Fund
Equity risk	11,502	—
Foreign currency risk	(327,128)	576,993
International Quality Dividend Growth Fund
Foreign currency risk	(233,177)	—
International SmallCap Dividend Fund
Foreign currency risk	(93,295)	9
Japan SmallCap Dividend Fund
Foreign currency risk	(7,822)	—

[1]	Realized gains (losses) on derivatives are located on the Statements of Operations as follows:

Equity risk	Net realized gain (loss) from futures contracts
Foreign currency risk	Net realized gain (loss) from foreign currency contracts

[2]	Change in unrealized appreciation (depreciation) is located on the Statements of Operations as follows:

Foreign currency risk	Net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts

During the fiscal year ended March 31, 2024, the volume of derivative activity (based on the average of month-end notional balances, except where footnoted) for each Fund was as follows:

	Average Notional

Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Futures contracts (long)
Europe Quality Dividend Growth Fund
Foreign currency risk	$3,449	$13,395	$—
Europe SmallCap Dividend Fund
Foreign currency risk	42,757	14,304	—
International AI Enhanced Value Fund
Foreign currency risk	—	10,118	—
International Equity Fund
Foreign currency risk	20,979	87,401	—
International High Dividend Fund
Foreign currency risk	211,817	125,968	—
International LargeCap Dividend Fund
Foreign currency risk	36,836	12,770	—
International MidCap Dividend Fund
Foreign currency risk	19,547	32,653	—

104	WisdomTree Trust

Notes to Financial Statements (continued)

	Average Notional

Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Futures contracts (long)
International Multifactor Fund
Equity risk[1]	$—	$—	$51,280
Foreign currency risk	21,350,725	42,628,365	—
International Quality Dividend Growth Fund
Foreign currency risk	26,257	—	—
International SmallCap Dividend Fund
Foreign currency risk	72,222	223,720	—
Japan SmallCap Dividend Fund
Foreign currency risk	—	32,855	—
[1]	The volume of derivatives for the period is based on intra-month balances.

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income (less foreign taxes withheld, if any) is recognized on the ex-dividend date or as soon as practicable (with respect to foreign dividends) after the existence of a dividend declaration has been determined. Non-cash dividend income is recognized on the ex-dividend date, or, with respect to foreign dividends, as soon as practicable after the existence of a dividend declaration has been determined, at the fair value of securities to be received. Upon notification from real estate investment trust (“REIT”) issuers or as estimated by management, all or a portion of the dividend income received from a REIT may be redesignated as a reduction of cost of the related investment and/or as a realized gain. On each measurement date, the Funds evaluate the collectability of receivable balances. Generally, the Funds will write-off dividend receivable balances that are canceled by the issuer as of the date that the dividend receivable cancellation notification was publicly made available or when it becomes probable that dividends will not be collected and the amount of uncollectable dividends can be reasonably estimated. Income earned from securities lending activities (i.e., securities lending income), net of fees payable to the securities borrower and/or securities lending agent, is accrued daily.

Foreign Taxes — The Funds may be subject to foreign taxes (a portion of which may be reclaimable or refundable) on foreign income or capital gains on investment transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and tax rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are accrued and applied to foreign income as the foreign income is earned and are reflected on the Statements of Operations as follows: foreign taxes withheld on dividends are presented as a reduction to investment income in “Less: Foreign withholding taxes on dividends”, foreign taxes on capital gains from investment transactions, if any, are included in “Net realized gain (loss) from investment transactions”, and deferred foreign taxes on net unrealized appreciation on investments, if any, are included in “Net increase (decrease) in unrealized appreciation/depreciation on investment transactions”. Foreign taxes payable or deferred as of March 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities in “Payables: Foreign capital gains tax”.

In certain foreign jurisdictions, when the Funds incur subsequent capital losses on investment transactions that occurred during the tax year in the applicable foreign jurisdiction, the Funds may be entitled to a refund on any foreign taxes paid on previous capital gain investment transactions that occurred during the tax year of the applicable foreign jurisdiction. Foreign capital gain tax refunds on investment transactions are included in “Net realized gain (loss) from investment transactions” on the Statements of Operations and foreign capital gain tax refunds that remain unpaid as of March 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities in “Receivables: Foreign capital gains tax refund”.

The Funds file foreign tax reclaims in certain foreign jurisdictions to recover a portion of amounts previously withheld on dividend income if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims recorded relating to current fiscal year investment income are included in the Statements of Operations as a reduction to the balance shown for “Foreign withholding taxes on dividends” and foreign tax reclaims recorded, but not yet received as of March 31, 2024, if any, are shown on the Statements of Assets and Liabilities in “Receivables: Foreign tax reclaims”.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of “net realized gain (loss) from investment transactions” and “net increase (decrease) in unrealized appreciation/depreciation from investment transactions”, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses from foreign currency contracts are included in “net realized gain (loss) from foreign currency contracts” and “net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts”,

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Notes to Financial Statements (continued)

respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in “net realized gain (loss) from foreign currency related transactions” and/or “net increase (decrease) in unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currencies” in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

Expenses — Under the investment advisory agreement for each Fund, except for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Under the investment advisory agreement for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

Acquired fund fees and expenses (“AFFEs”) (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) are not operating expenses of the Funds and are not paid by WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% per annum of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to facilitate local securities settlements or to protect against currency exposure. The Funds, other than the International Multifactor Fund, do not expect to engage in currency transactions for the purpose of hedging against currency exposures of the Fund’s assets that are denominated in one or more foreign currencies. The Funds may not enter into such contracts for speculative purposes. During the fiscal year ended March 31, 2024, the Funds, except for the International Multifactor Fund, utilized foreign currency contracts primarily to facilitate foreign security settlements. The International Multifactor Fund utilized foreign currency contracts primarily to offset applicable international currency exposure from certain positions in international equities. A foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A foreign currency contract generally does not require an initial margin deposit and no commissions are charged at any stage for trades.

Risks may arise upon entering into foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open foreign currency contracts are recorded for book purposes as unrealized gains or losses on foreign currency contracts by the Funds and are included in “net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts” on the Statements of Operations. Realized gains and losses on foreign currency contracts include net gains or losses recognized by the Funds on contracts which have settled and are included in “net realized gain (loss) from foreign currency contracts” on the Statements of Operations.

Futures Contracts — The International Multifactor Fund utilized equity futures contracts on a temporary basis during the fiscal year to obtain market exposure consistent with its investment objective during the Fund’s periodic portfolio rebalance. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency, equity, digital asset or

106	WisdomTree Trust

Notes to Financial Statements (continued)

U.S. Treasury security, collectively herein, “Reference Asset”) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified Reference Asset at a future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. A Fund may also cash settle upon the expiration date of a futures contract in which no physical delivery (or receipt) of the specified Reference Asset comprising the futures contract is made. Instead, settlement in cash would occur upon the expiration of the contract, with the cash settlement being the difference between the contract price and the actual price of the specified Reference Asset at the expiration date. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange clearing corporation.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or U.S. government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Cash deposited as initial margin, if any, is shown as “Deposits at broker for futures contracts” in the Statements of Assets and Liabilities, and U.S. government securities deposited, if any, are designated in the Schedule of Investments. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day or at other agreed-upon time periods depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts, variation margin payments may be made or received when the futures contract expires. Variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the unrealized net gain or loss is reclassified to realized gain or loss on futures. Deposits at broker utilized for futures contract margin requirements generally are restricted from withdrawal. The Funds have adopted a derivatives risk management program pursuant to Rule 18f-4 under the 1940 Act to assess and manage the Funds’ derivatives risk. Rule 18f-4 limits the amount of derivatives a fund can enter into and replaces the asset segregation framework previously used by the Funds to comply with Section 18 of the 1940 Act.

As of March 31, 2024, there were no open futures contracts in the Funds.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following each Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. As compensation for lending its securities, each Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower (net of any fee rebates paid to the borrower). The lending agent receives a portion of the income earned by the Funds in connection with the lending program. The net securities lending income earned by the Funds is disclosed on the Statements of Operations. The dividend income earned on the securities loaned is accounted for in the same manner as other dividend income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. In the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower if the value of the collateral received is insufficient to cover the market value of the securities loaned.

Master Netting Arrangements — Codification Topic 210 (“ASC 210”), Balance Sheet, requires disclosures generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASC 210 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASC 210 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund enters into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) derivatives, such as foreign currency contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under

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Notes to Financial Statements (continued)

certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g., foreign currency contracts, options and certain swaps). To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from a counterparty’s non-performance.

The Funds’ securities lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Funds and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower. However, in the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower if the value of the collateral received is insufficient to cover the market value of the securities loaned.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of March 31, 2024, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement and the Lending Agreement are detailed in the following table:

	Assets				Liabilities

	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
Fund		Financial Instruments	Collateral Received			Financial Instruments	Collateral Posted
Europe Quality Dividend Growth Fund
Securities Lending	$1,824,913	$—	$(1,824,913)[1]	$—	$—	$—	$—	$—
Foreign Currency Contracts	—	—	—	—	6	—	—	6
Europe SmallCap Dividend Fund
Securities Lending	20,380,112	—	(20,380,112)[1]	—	—	—	—	—
International AI Enhanced Value Fund
Securities Lending	6,139,415	—	(6,139,415)[1]	—	—	—	—	—
International Equity Fund
Securities Lending	58,538,673	—	(58,538,673)[1]	—	—	—	—	—
International High Dividend Fund
Securities Lending	37,547,501	—	(37,547,501)[1]	—	—	—	—	—
Foreign Currency Contracts	—	—	—	—	179	—	—	179
International LargeCap Dividend Fund
Securities Lending	41,407,871	—	(41,407,871)[1]	—	—	—	—	—
International MidCap Dividend Fund
Securities Lending	21,350,166	—	(21,350,166)[1]	—	—	—	—	—
Foreign Currency Contracts	—	—	—	—	41	—	—	41
International Multifactor Fund
Securities Lending	2,678,068	—	(2,678,068)[1]	—	—	—	—	—
Foreign Currency Contracts	465,624	(81,831)	—	383,793	132,418	(81,831)	—	50,587
International Quality Dividend Growth Fund
Securities Lending	46,257,159	—	(46,257,159)[1]	—	—	—	—	—
International SmallCap Dividend Fund
Securities Lending	129,254,151	—	(129,254,151)[1]	—	—	—	—	—
Japan SmallCap Dividend Fund
Securities Lending	52,747,857	—	(52,747,857)[1]	—	—	—	—	—
[1]	The amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero.

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Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Restricted Securities — Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A portion of the Code, known as subchapter M (“Subchapter M”), addresses the ways by which investment companies and investment trusts may pass income through to shareholders in order to avoid double taxation. Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Accordingly, no provision for U.S. federal income taxes is required. In order to qualify for the special tax treatment accorded to RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with the requirements of the Code and the U.S. Treasury regulations (i.e., tax basis) which may differ to amounts determined under GAAP (i.e., book basis). These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Investments Corporation (“Mellon”) to provide sub-advisory services to the Funds, except for the International AI Enhanced Value Fund. Prior to January 7, 2022, sub-advisory services for the International AI Enhanced Value Fund were provided by Mellon and thereafter by Voya Investment Management Co., LLC (“Voya IM”). Mellon and Voya IM are compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee, accrued daily and paid monthly in arrears, of up to 0.0044% per annum of each Fund’s average daily net assets.

WTAM expects to receive annual advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate
Europe Quality Dividend Growth Fund	0.58%
Europe SmallCap Dividend Fund	0.58%
International AI Enhanced Value Fund	0.58%
International Equity Fund	0.48%

WisdomTree Trust	109

Notes to Financial Statements (continued)

Fund	Advisory Fee Rate
International High Dividend Fund	0.58%
International LargeCap Dividend Fund	0.48%
International MidCap Dividend Fund	0.58%
International Multifactor Fund	0.38%
International Quality Dividend Growth Fund	0.42%
International SmallCap Dividend Fund	0.58%
Japan SmallCap Dividend Fund	0.58%

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Transactions in shares of affiliated ETFs for the fiscal year ended March 31, 2024, as applicable, are included in an “Investment in Affiliates” supplementary table in each applicable Fund’s Schedule of Investments. For these transactions, WTAM voluntarily waives a portion of its advisory fees, that it would otherwise charge, for each Fund’s investment in affiliated funds. The waivers may be reduced to offset the incremental costs related to these investments (e.g., fund accounting, safekeeping, transaction fees, etc.) that are paid by WTAM out of its advisory fee. The dollar amount of advisory fees waived during the period for the Funds, if any, are included in the Statements of Operations in “Expense waivers”.

During the fiscal year ended March 31, 2024, certain Funds engaged in purchase and sale transactions with funds that have a common investment adviser, WTAM. These interfund purchase and sale transactions were effected in accordance with Rule 17a-7 under the 1940 Act. For the fiscal year ended March 31, 2024, the cost of purchases, proceeds from sales and the net realized gain or loss recognized upon the disposal of securities resulting from interfund transactions are shown in the following table:

Fund	Purchases	Sales	Net Realized Gain/(Loss)
Europe Quality Dividend Growth Fund	$4,434,014	$8,871,240	$452,187
Europe SmallCap Dividend Fund	2,120,900	7,502,608	126,038
International Equity Fund	13,903,740	6,092,261	213,793
International High Dividend Fund	16,486,446	11,767,149	1,807,787
International LargeCap Dividend Fund	19,757,461	13,585,594	(1,747,150)
International MidCap Dividend Fund	11,446,676	10,650,761	790,169
International Quality Dividend Growth Fund	42,896,723	28,793,057	(6,393,865)
International SmallCap Dividend Fund	9,919,822	29,061,300	3,345,880
Japan SmallCap Dividend Fund	3,716,189	5,311,218	632,326

WTAM and/or WisdomTree (collectively herein, “WT”) may from time to time own shares of a Fund. As of and for the fiscal year ended March 31, 2024, WT held shares of and received distributions from the following Funds, which were purchased through an unaffiliated broker in ordinary brokerage transactions in the secondary market in which the Funds’ shares trade:

	At March 31, 2024		For the Fiscal Year Ended March 31, 2024

Fund	Fund Shares held by WT	Market Value of Fund Shares held by WT	Dividends and Distributions paid to WT on Fund Shares held by WT
International Multifactor Fund	428	$11,361	$373
International Quality Dividend Growth Fund	686	26,109	379
International SmallCap Dividend Fund	455	29,671	1,296
Japan SmallCap Dividend Fund	28	2,164	32

4. CAPITAL SHARE TRANSACTIONS

As of March 31, 2024, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof to an authorized participant (“AP”). Except when aggregated in creation units (“Creation Unit Aggregations”), shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of creation units of a Fund generally consists of the in-kind contribution of a basket of securities (“Deposit Securities”) and/or an amount of cash (“Cash Component”). Creation Unit Aggregations may be created in advance of receipt by a Fund of all or a portion of the applicable Deposit Securities from APs. In these circumstances, the initial deposit received from the AP will have a value greater than

110	WisdomTree Trust

Notes to Financial Statements (continued)

the NAV of the applicable Fund’s shares on the date the order is placed in proper form since, in addition to available Deposit Securities, U.S. cash must be deposited by the AP in an amount equal to the sum of (i) the Cash Component, plus (ii) generally between 102%-110%, as directed by the Trust or WTAM, which the Trust or WTAM may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities. The Fund will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received from the AP or purchased by the Fund. Amounts due to be returned to an AP as of March 31, 2024, if any, is shown in the Statements of Assets and Liabilities in “Payables: Deposit due to authorized participant”.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding short-term investments) for the fiscal year ended March 31, 2024 are shown in the following table. Realized gains and losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

			In-kind Capital Share Transactions

Fund	Purchases	Sales	Purchases	Sales
Europe Quality Dividend Growth Fund	$24,592,173	$24,780,367	$4,540,802	$6,198,744
Europe SmallCap Dividend Fund	83,992,583	82,869,027	—	63,353,763
International AI Enhanced Value Fund	100,735,892	101,042,647	3,671,806	11,714,115
International Equity Fund	126,012,572	122,465,680	14,224,735	70,508,983
International High Dividend Fund	150,597,635	148,658,819	18,117,515	107,852,657
International LargeCap Dividend Fund	127,014,417	118,637,556	8,909,465	45,640,235
International MidCap Dividend Fund	48,183,836	48,603,387	8,317,028	12,083,988
International Multifactor Fund	49,513,995	49,689,664	10,138,653	10,220,631
International Quality Dividend Growth Fund	436,921,523	417,539,423	235,904,603	54,520,788
International SmallCap Dividend Fund	403,509,708	396,815,046	12,798,417	183,372,456
Japan SmallCap Dividend Fund	64,112,822	64,840,211	128,320,878	102,012,008

6. FEDERAL INCOME TAXES

At March 31, 2024, the cost of investments (including securities on loan and derivatives) for Federal income tax purposes was as follows:

	Investments in Long Securities				Investments in Financial Derivatives[1]

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Total Net Unrealized Appreciation
Europe Quality Dividend Growth Fund	$63,825,938	$13,058,665	$(3,057,220)	$10,001,445	$—	$—	$—	$10,001,445
Europe SmallCap Dividend Fund	189,111,659	26,253,097	(14,700,035)	11,553,062	—	—	—	11,553,062
International AI Enhanced Value Fund	76,040,597	5,295,919	(4,809,945)	485,974	—	—	—	485,974
International Equity Fund	490,846,107	139,201,683	(14,951,230)	124,250,453	—	—	—	124,250,453
International High Dividend Fund	329,537,506	45,047,351	(11,853,537)	33,193,814	—	—	—	33,193,814
International LargeCap Dividend Fund	424,555,905	132,151,108	(7,506,605)	124,644,503	—	—	—	124,644,503
International MidCap Dividend Fund	132,123,509	21,711,064	(6,134,065)	15,576,999	—	(41)	(41)	15,576,958
International Multifactor Fund	40,190,152	3,925,262	(896,286)	3,028,976	4,525	(1,142)	3,383	3,032,359
International Quality Dividend Growth Fund	839,056,419	182,755,209	(28,382,298)	154,372,911	—	—	—	154,372,911
International SmallCap Dividend Fund	1,042,072,595	180,693,269	(77,415,497)	103,277,772	—	—	—	103,277,772
Japan SmallCap Dividend Fund	262,665,189	25,655,585	(17,110,415)	8,545,170	—	—	—	8,545,170

WisdomTree Trust	111

Notes to Financial Statements (continued)

[1]

Certain financial derivatives may be considered section 1256 contracts under the Code. Each section 1256 contract held at the close of a taxable year shall be treated as sold for its fair market value on the last business day of such taxable year (and any realized gain and loss shall be taken into account for the taxable year). As such, the unrealized appreciation/(depreciation) for financial derivatives on a tax basis may not correspond to the unrealized appreciation/(depreciation) on a GAAP basis. The unrealized appreciation/(depreciation) for financial derivatives on a GAAP basis is located in the respective financial derivatives tables in each Fund’s Schedule of Investments.

At March 31, 2024, the components of total distributable earnings (loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Losses	Net Unrealized Appreciation	Currency and Other Unrealized Appreciation/ (Depreciation)	Other Temporary Differences[1]	Total Distributable Earnings (Loss)
Europe Quality Dividend Growth Fund	$111,134	$(13,742,045)	$10,001,445	$6,047	$4,000	$(3,619,419)
Europe SmallCap Dividend Fund	120,667	(319,739,403)	11,553,062	(98,228)	365,528	(307,798,374)
International AI Enhanced Value Fund	713,856	(69,356,127)	485,974	(7,808)	19,778	(68,144,327)
International Equity Fund	1,699,632	(207,625,302)	124,250,453	5,864	42,085	(81,627,268)
International High Dividend Fund	1,073,931	(103,947,845)	33,193,814	(12,474)	14,416	(69,678,158)
International LargeCap Dividend Fund	1,731,677	(131,149,126)	124,644,503	22,500	12,870	(4,737,576)
International MidCap Dividend Fund	582,222	(47,258,316)	15,576,999	(1,064)	4,173	(31,095,986)
International Multifactor Fund	180,616	(3,958,047)	3,028,976	2,910	585	(744,960)
International Quality Dividend Growth Fund	716,134	(68,013,038)	154,372,911	(237)	59,036	87,134,806
International SmallCap Dividend Fund	3,566,455	(428,609,379)	103,277,772	(246,398)	739,361	(321,272,189)
Japan SmallCap Dividend Fund	776,782	(126,958,749)	8,545,170	(42,650)	—	(117,679,447)
[1]	The treatment of certain income/expense items have been recognized for GAAP but disallowed for tax purposes.

The tax character of distributions paid during the fiscal years ended March 31, 2024 and March 31, 2023, was as follows:

	Year Ended March 31, 2024	Year Ended March 31, 2023

Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Ordinary Income*
Europe Quality Dividend Growth Fund	$1,468,000	$1,667,670
Europe SmallCap Dividend Fund	9,431,500	14,405,217
International AI Enhanced Value Fund	3,458,250	4,170,635
International Equity Fund	23,081,500	26,843,795
International High Dividend Fund	21,220,750	14,557,836
International LargeCap Dividend Fund	19,529,750	18,097,424
International MidCap Dividend Fund	5,664,500	5,553,560
International Multifactor Fund	1,509,000	1,277,796
International Quality Dividend Growth Fund	16,686,000	13,540,674
International SmallCap Dividend Fund	46,695,750	62,885,580
Japan SmallCap Dividend Fund	5,686,552	7,163,312
*	Includes short-term capital gains, if any.

At March 31, 2024, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains as indicated in the following table. The loss carryforward amounts do not have an expiration date and, therefore, can be carried forward indefinitely until utilized. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Capital Loss Available Total
Europe Quality Dividend Growth Fund	$9,708,160	$4,033,885	$13,742,045
Europe SmallCap Dividend Fund	107,598,627	212,140,776	319,739,403
International AI Enhanced Value Fund	22,882,977	46,473,150	69,356,127
International Equity Fund	41,715,977	165,909,325	207,625,302
International High Dividend Fund	19,836,672	84,111,173	103,947,845
International LargeCap Dividend Fund	23,350,441	107,798,685	131,149,126
International MidCap Dividend Fund	10,143,214	37,115,102	47,258,316

112	WisdomTree Trust

Notes to Financial Statements (continued)

Fund	Short-Term	Long-Term	Capital Loss Available Total
International Multifactor Fund	$3,958,047	$—	$3,958,047
International Quality Dividend Growth Fund	62,452,880	5,560,158	68,013,038
International SmallCap Dividend Fund	243,066,659	185,542,720	428,609,379
Japan SmallCap Dividend Fund	71,569,093	55,389,656	126,958,749

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. At March 31, 2024, the Funds did not have any post-October capital losses or late year ordinary losses to defer.

During the fiscal year ended March 31, 2024, the amount of capital loss carryforwards used to offset realized gains are shown in the following table:

Fund	Utilized Capital Loss Carryforward
Europe Quality Dividend Growth Fund	$760,735
Europe SmallCap Dividend Fund	—
International AI Enhanced Value Fund	252,964
International Equity Fund	—
International High Dividend Fund	—
International LargeCap Dividend Fund	—
International MidCap Dividend Fund	—
International Multifactor Fund	—
International Quality Dividend Growth Fund	1,329,290
International SmallCap Dividend Fund	—
Japan SmallCap Dividend Fund	—

At March 31, 2024, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as shown in the following table. The differences are primarily due to redemptions-in-kind and net operating losses.

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
Europe Quality Dividend Growth Fund	$(1,488,344)	$1,488,344
Europe SmallCap Dividend Fund	(7,454,813)	7,454,813
International AI Enhanced Value Fund	(475,840)	475,840
International Equity Fund	(18,605,028)	18,605,028
International High Dividend Fund	(19,025,540)	19,025,540
International LargeCap Dividend Fund	(16,070,381)	16,070,381
International MidCap Dividend Fund	(2,352,112)	2,352,112
International Multifactor Fund	(1,804,336)	1,804,336
International Quality Dividend Growth Fund	(13,683,777)	13,683,777
International SmallCap Dividend Fund	(21,608,464)	21,608,464
Japan SmallCap Dividend Fund	(21,222,187)	21,222,187

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. As of and during the fiscal year ended March 31, 2024, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Specific to U.S. federal and state taxes, generally, each of the tax years in the four-year period ended March 31, 2024, remains subject to examination by taxing authorities. Specific to foreign countries in which the Funds invest, all open tax years remain subject to examination by taxing authorities in the respective jurisdictions. The open tax years vary by each jurisdiction in which each Fund invests.

As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), certain Funds have filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as

WisdomTree Trust	113

Notes to Financial Statements (continued)

well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected as “Other income” in the Statements of Operations and the cost to file these additional ECJ tax reclaims is reflected as “Other fees” in the Statements of Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, ECJ tax reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that ECJ tax reclaims received by a Fund during the fiscal year exceed foreign withholding taxes paid, and a Fund previously passed foreign tax credits on to its shareholders, a Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of the respective Fund’s shareholders. During the fiscal year ended March 31, 2024, the ECJ tax reclaims received by the Funds, if any, did not exceed the foreign withholding taxes of the respective Funds.

7. SUBSEQUENT EVENTS

WTAM has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.

8. ADDITIONAL INFORMATION

Russia’s military invasion of Ukraine initiated in February 2022 and the economic and diplomatic responses by the United States and other countries have led to increased volatility and uncertainty in the financial markets and could continue to adversely affect regional and global economies for the foreseeable future. In response to Russia’s actions, the governments of the United States, the European Union, the United Kingdom, and many other countries collectively imposed heavy and broad-ranging economic sanctions on certain Russian individuals, corporate and banking entities, and other industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, as well as other popular Russian exports, such as diamonds, seafood and vodka. The European Union, the United Kingdom and other countries have also placed restrictions on certain oil, energy and luxury goods imports from Russia.

These sanctions, as well as other economic consequences related to the invasion, such as additional sanctions, boycotts, changes in consumer or purchaser preferences, or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities as well as securities of issuers in other countries that are subject to or otherwise adversely affected by economic sanctions related to Russia’s invasion of Ukraine, including Russian counter measures. To the extent a Fund has exposure to Russian investments or investments in countries affected by the invasion or the sanctions, the Fund’s ability to price, buy, sell, receive or deliver, or receive dividends and interest payments on such investments may be impaired. In certain circumstances, such as when there is no market for a security or other means of valuing or disposing of a security, a Fund may determine to value the affected security at zero. In addition, any exposure a Fund may have to counterparties in Russia or in countries affected by the invasion could negatively affect the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions are impossible to predict, but could result in continued significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy. These and any related events could significantly and adversely affect a Fund’s performance and the value of an investment in the Fund, even in the absence of direct exposure to Russian issuers or issuers in other countries affected by the invasion.

* * * * * *

Financial markets around the world may experience extreme volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil resulting from major cybersecurity events, geopolitical events (including wars, such as Russia’s invasion of Ukraine, terror attacks, and disruptions to foreign economic and trade relationships), public health emergencies, such as the COVID-19 pandemic, measures to address budget deficits, downgrading of sovereign debt, and public sentiment, among other events. Resulting market volatility, dramatic changes to interest rates, and otherwise unfavorable economic conditions may negatively impact Fund performance or impair a Fund’s ability to achieve its investment objective.

In March 2023, the financial distress of certain financial institutions raised economic concerns over disruption in the U.S. banking system and regarding the solvency of certain financial services firms. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

114	WisdomTree Trust

Notes to Financial Statements (concluded)

In October 2023, Hamas terrorists infiltrated Israel’s southern border from the Gaza Strip and conducted a series of attacks on civilian and military targets. Hamas also launched extensive rocket attacks on the Israeli population and industrial centers located along Israel’s border with the Gaza Strip and in other areas within the State of Israel. Following the attack, Israel’s security cabinet declared war against Hamas, and a military campaign was initiated. These events may result in significant market disruptions and may adversely affect regional and global economies.

* * * * * *

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. On August 1, 2023, Fitch Ratings, Inc. downgraded its U.S. debt rating from the highest AAA rating to AA+, citing “a high and growing general government debt burden, and the erosion of governance relative to ‘AA’ and ‘AAA’ rated peers over the last two decades that has manifested in repeated debt limit standoffs and last-minute resolutions”. The impacts, if any, of the downgrade on financial markets are unknown at this time. The downgrade has potential market impacts, including but not limited to, steep stock market declines and rising bond yields.

WisdomTree Trust	115

Report of Independent Registered Public Accounting Firm

To the Shareholders of WisdomTree Europe Quality Dividend Growth Fund, WisdomTree Europe SmallCap Dividend Fund, WisdomTree International Al Enhanced Value Fund, WisdomTree International Equity Fund, WisdomTree International High Dividend Fund, WisdomTree International LargeCap Dividend Fund, WisdomTree International MidCap Dividend Fund, WisdomTree International Multifactor Fund, WisdomTree International Quality Dividend Growth Fund, WisdomTree International SmallCap Dividend Fund and WisdomTree Japan SmallCap Dividend Fund, and the Board of Trustees of WisdomTree Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of WisdomTree Europe Quality Dividend Growth Fund, WisdomTree Europe SmallCap Dividend Fund, WisdomTree International Al Enhanced Value Fund, WisdomTree International Equity Fund, WisdomTree International High Dividend Fund, WisdomTree International LargeCap Dividend Fund, WisdomTree International MidCap Dividend Fund, WisdomTree International Multifactor Fund, WisdomTree International Quality Dividend Growth Fund, WisdomTree International SmallCap Dividend Fund and WisdomTree Japan SmallCap Dividend Fund (collectively referred to as the “Funds”), (eleven of the funds constituting WisdomTree Trust (the “Trust”)), including the schedules of investments, as of March 31, 2024, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eleven of the funds constituting WisdomTree Trust) at March 31, 2024, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more WisdomTree investment companies since 2006.

New York, New York

May 30, 2024

116	WisdomTree Trust

Liquidity Risk Management Program (unaudited)

The Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 (the “Rule”) under the Investment Company Act of 1940, as amended. The Rule requires registered open-end funds, including exchange-traded funds such as the Funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The Rule is designed to mitigate the risk that a Fund could not meet redemption requests without significantly diluting the interest of remaining investors. The Board has appointed WisdomTree Asset Management, Inc., the investment advisor to the Funds, as the Program Administrator for each Fund’s Program.

The Rule requires the Funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-ended fund and whether the Fund has a relatively concentrated portfolio or large positions in particular issuers. The Funds must also assess their use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The Rule also requires the Funds to classify their investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid or illiquid based on the number of days a Fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a Fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value of the investment. A Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a Fund permits redemptions in-kind, the Rule requires the Fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the Rule’s requirements, the Program has been reviewed and approved by the Fund’s Board. Furthermore, the Board has received a written report prepared by the Program Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program. The Program Administrator has monitored the Fund’s liquidity risk and the liquidity classifications of the securities held by the Fund and has determined that the Program is operating effectively.

During the period from January 1, 2023 to December 31, 2023, there were no material changes to the Program and no material liquidity events that impacted the Funds. During the period, the Funds held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable Fund redemption forecasts and foreseeable stressed Fund redemption forecasts, the Program Administrator believes that the Funds maintain sufficient highly liquid assets to meet Fund redemptions.

WisdomTree Trust	117

Trustees and Officers Information (unaudited)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee
Trustees Who Are Interested Persons of the Trust

Jonathan Steinberg (1964)	Trustee, 2005-present; President, 2005-present	Chief Executive Officer of WisdomTree and WisdomTree Asset Management since 2005; President of WisdomTree and WisdomTree Asset Management from 2012 to 2019.	77	Director, WisdomTree and WisdomTree Asset Management.
Trustees Who Are Not Interested Persons of the Trust

David G. Chrencik[1] (1948)	Trustee, 2014-present	Chief Financial Officer of Sarus Indochina Select LP (a hedge fund) from 2012 to 2022.	77	None

Phillip Goff[2] (1963)	Trustee, 2024-present	Private Investor from 2017 to present; Trustee of RBC Funds Trust from 2020 to 2024; Senior Vice President/ Corporate Controller and Funds Treasurer at TIAA from 2006 to 2017.	77	None

Joel Goldberg[3,4] (1945)	Trustee, 2012-present	Attorney, Partner at Stroock & Stroock & Lavan LLP from 2010 to 2018; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	77	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid- Hudson Region).

Toni Massaro[4] (1955)	Trustee, 2006-present	Regents Professor of Law Emerita since 2024; Executive Director of the Agnese Nelms Haury Program since 2021; Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) from 2009 to 2024 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents Professor since 2006; Milton O. Riepe Chair in Constitutional Law from 1997 to 2022; Professor at the Rogers College of Law from 1990 to 2024.	77	None

Melinda A. Raso Kirstein[5] (1955)	Trustee, 2014-present	Retired since 2004; Vice President, Senior Portfolio Manager, Fixed Income Management, and Director of Tax Exempt Fund Management at Merrill Lynch Investment Management from 1982 to 2004.	77	Associate Alumnae of Douglass College, Chair of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006-present; Chairman of the Board, 2006-present	Private Investor from 2005 to present; President and Chief Executive Officer at William D. Witter, Inc. from 2005 to 2006; Chairman of MONY Securities Corporation, and Chairman, President and Chief Executive Officer at Enterprise Capital Management from 1999 to 2004.	77	None

118	WisdomTree Trust

Trustees and Officers Information (unaudited) (concluded)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee
Officers of the Trust

Jonathan Steinberg (1964)	President, 2005-present; Trustee, 2005-present	Chief Executive Officer of WisdomTree and WisdomTree Asset Management since 2005; President of WisdomTree and WisdomTree Asset Management from 2012 to 2019.	77	See Interested Trustees Table Above.

David Castano* (1971)	Treasurer, 2013-present	Head of Fund Accounting & Administration at WisdomTree Asset Management since 2020; Director of Fund Accounting & Administration at WisdomTree Asset Management from 2011 to 2020.	77	None

Terry Jane Feld* (1960)	Chief Compliance Officer, 2012-present	Head of U.S. Compliance at WisdomTree Asset Management since 2022; Chief Compliance Officer at WisdomTree Asset Management since 2012.	77	None

Joanne Antico* (1975)	Chief Legal Officer and Secretary, 2021-present	General Counsel at WisdomTree Asset Management since 2021; Assistant General Counsel at WisdomTree Asset Management from 2016 to 2021; Executive Director and Assistant Secretary at Morgan Stanley Investment Management Inc. from 2005 to 2016.	77	None

Clint Martin* (1977)	Assistant Treasurer, 2015-present	Director of Fund Accounting & Administration at WisdomTree Asset Management since 2020; Fund Manager, Fund Accounting & Administration at WisdomTree Asset Management from 2012 to 2020.	77	None

Angela Borreggine* (1964)	Assistant Secretary, 2022-present	Assistant General Counsel at WisdomTree Asset Management since 2022; Vice President and Senior Counsel at Virtus Investment Partners from 2021 to 2022; Secretary and Chief Legal Officer at Allianz Global Investors family of funds from 2016 to 2021 and of The Korea Fund, Inc. from 2016 to 2020; Director, Senior Counsel at Allianz Global Investors from 2007 to 2021.	77	None

TJ Darnowski* (1984)	Assistant Secretary, 2021-present	Senior Investment Management Paralegal at WisdomTree Asset Management since 2021; Senior Legal Administrator at Ultimus Fund Solutions from 2019 to 2021; Assistant Vice President at State Street Bank & Trust Company from 2010 to 2019.	77	None

Sherry Scarvey* (1967)	Assistant Secretary, 2023-present	Senior Investment Management Paralegal at WisdomTree Asset Management since 2023; Senior Legal Analyst at Eagle Point Credit Management, LLC from 2021 to 2023; Senior Legal Analyst at Jennison & Associates LLC from 2019 to 2021; Senior Legal Specialist at Legg Mason & Co. LLC from 2005 to 2019.	77	None

+	As of March 31, 2024.

[1]	Chair of the Audit Committee.

[2]	Appointed to the Board on February 27, 2024.

[3]	Chair of the Contracts Review Committee.

[4]	Co-Chair of the Governance, Nominating and Compliance Committee.

[5]	Chair of the Investment Committee.

*	Elected by and serves at the pleasure of the Board.

WisdomTree Trust	119

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year ended March 31, 2024, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2025.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year ended March 31, 2024, the following represents the maximum amount of ordinary income distributions that may be considered qualified dividend income:

Fund	Qualified Dividend Income
Europe Quality Dividend Growth Fund	$1,606,772
Europe SmallCap Dividend Fund	7,680,813
International AI Enhanced Value Fund	2,213,318
International Equity Fund	19,029,394
International High Dividend Fund	14,185,437
International LargeCap Dividend Fund	15,467,029
International MidCap Dividend Fund	3,457,039
International Multifactor Fund	777,186
International Quality Dividend Growth Fund	17,820,117
International SmallCap Dividend Fund	42,684,784
Japan SmallCap Dividend Fund	5,832,894

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries during the fiscal year ended March 31, 2024. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
Europe Quality Dividend Growth Fund	$1,702,084	$138,772
Europe SmallCap Dividend Fund	9,975,927	487,298
International AI Enhanced Value Fund	3,129,992	158,908
International Equity Fund	23,642,397	1,465,445
International High Dividend Fund	21,710,315	993,286
International LargeCap Dividend Fund	20,915,587	1,128,133
International MidCap Dividend Fund	5,186,005	267,526
International Multifactor Fund	1,534,208	80,522
International Quality Dividend Growth Fund	18,687,802	1,508,000
International SmallCap Dividend Fund	49,213,088	3,921,782
Japan SmallCap Dividend Fund	5,969,964	599,880

120	WisdomTree Trust

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent 12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). Copies of the filings may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com/investments.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com/investments.

WisdomTree Trust	121

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree, Inc., its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers. Dividends are not guaranteed, and a company currently paying dividends may cease paying dividends at any time. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Indexes are unmanaged and you cannot invest directly in an index.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only by Authorized Participants in large creation unit sizes of shares.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

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WGM-517672

WisdomTree Trust

Annual Report

March 31, 2024

WisdomTree Europe Hedged Equity Fund (HEDJ)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

WisdomTree Japan Hedged Equity Fund (DXJ)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

“WisdomTree” is a registered mark of WisdomTree, Inc. and is licensed for use by the WisdomTree Trust.

Market Environment Overview

(unaudited)

Developed international equity markets, as measured by the MSCI EAFE Index, returned 15.32% in U.S. dollar (“USD”) terms during the 12-month fiscal period ending March 31, 2024 (the “period”).

Most developed market currencies modestly weakened versus the USD during the period, as higher interest rates in the U.S. relative to the rest of developed world lent support to the USD at the expense of other currencies. The euro slightly weakened against the USD during the period by -0.45%, while the Australian dollar, New Zealand dollar and Norwegian krone suffered a bit more, falling between 2.45-4.44% apiece. The most pronounced decline was in the Japanese yen (“JPY”), which remains suppressed by the Bank of Japan’s commitment to accommodative monetary policy in an effort to stimulate economic growth. Low interest rates in Japan caused the JPY to weaken by more than 12% versus the USD. The two currency exceptions that strengthened versus the USD were the British pound sterling (“GBP”) and Swiss franc (“CHF”), which appreciated by 2.32% and 1.54%, respectively. The GBP’s movement was the result of relatively aggressive interest rate hikes by the Bank of England, while the CHF likely benefited from its status as a global safe-haven currency.

Similar to the rest of the world, developed international equity markets continued to combat high inflation for most of the period. Most central banks continued to raise interest rates and then pause their policy activity to assess the effects of tighter monetary policy on the economy. Markets fluctuated during the first seven months of the period (April through October 2023) before ultimately delivering the entirety of their gains in the latter five months. Investors propelled markets higher as economic data releases continued to show progress in combating inflation without adversely affecting the labor markets. As it became clear that a “soft economic landing” could be attained, equity markets rallied.

During the first quarter of the period, from April to June 2023, the MSCI EAFE Index returned 2.95% in USD terms. As the most influential central bank in the developed international universe, the European Central Bank (“ECB”) steadily raised its benchmark refinancing rate in 25 basis point increments, beginning the period at 3.5% and ending it at 4%. The policy tightening continued despite initial declines in European Monetary Union Index of Consumer Price inflation, which fell from about 7% to 5.5% year-over-year during the period. Inflation readings simply remained too high for investors to believe that the rate hike campaign could be ended early, and markets fluctuated before ending the quarter in slightly positive territory. Economic growth was flat during the quarter, only growing by 0.2% compared to the prior quarter. Currency performance was mixed during these three months with only the JPY making outsized moves versus the USD, weakening by about 8%. Earnings for the MSCI EAFE Index grew 18% during the quarter.

The second quarter of the period, July to September 2023, was poor for developed equity markets, as the MSCI EAFE Index fell over 4% in USD terms. As the largest equity region within the developed international equity universe, real Gross Domestic Product (“GDP”) in Europe fell 0.1% quarter-over-quarter despite continued disinflation, from 5.5% to 4.3% year-over-year. The ECB continued to raise rates in two 25 basis point increments, ending the quarter at 4.5%. This contributed to relatively poor sentiment in the region and prompted a slight equity market selloff. Virtually all the European currencies, plus the others in the developed market universe within the G10, weakened versus the USD by about 2% to 4%. Earnings growth exacerbated the declines in equity markets, falling nearly 19% during the three-month period.

Markets finally rebounded during the third quarter of the period, October to December 2023, as the MSCI EAFE Index rallied 10.42% in USD terms. Every G10 currency strengthened significantly versus the USD during this quarter, as U.S. investors began to anticipate a pivot to rate cuts in 2024. This put new pressure on the USD and bolstered the developed international currencies that had been relatively weak for most of the year. The ECB finally paused its rate hike campaign during the quarter to assess the economic impact of its policy activity. It opted to hold rates at 4.5%, which is where they remain as of the date of this report. Inflation fell to under 3% year-over-year, which

WisdomTree Trust	1

Market Environment Overview

(unaudited) (concluded)

provided investors with renewed optimism. Despite the positive signs in the inflation battle, the economy stalled during the quarter with real GDP registering 0% growth quarter-over-quarter. Markets mostly shrugged off a slight decline in company profits during the quarter, with the MSCI EAFE Index registering a 1.7% decline in earnings.

Optimism from the end of 2023 continued into the first quarter of 2024, the final quarter of the period. Disinflation continued in Europe, falling slightly from 2.9% down to 2.4% through March, as the ECB maintained its pause on rate hikes. At 4.5%, rates have not been this high since mid-2001. Markets began to believe the end of the fight against inflation was in sight, and the MSCI EAFE Index returned 5.78% in USD terms. Despite a rebound in developed market currencies in the prior quarter, they resumed their decline against the USD during these three months as investors began to believe that international central banks would have to cut rates more quickly and in greater magnitude than the Federal Reserve in the U.S. This assumed policy rate gap once again weighed on international currencies and supported USD strength. As of the date of this report, GDP growth for the Eurozone is not yet available.

Entering the new period, developed equity markets remain fixated on the future path of monetary policy. Much like in the U.S., each country or region’s individual economic data releases will have significant implications for the direction of equity markets based on their immediate impact to policy rate setting. They may likely require both rate cuts and stronger economic growth than what has been observed in the last 12 months to generate prolonged growth in the equity market.

Each WisdomTree Fund’s performance as set forth in “Management’s Discussion of Funds’ Performance” in the pages that follow should also be viewed in light of the foregoing market performance.

2	WisdomTree Trust

Information about Performance and Shareholder Expense Examples (unaudited)

Performance

The performance tables on the following pages are provided for comparative purposes and represent the period noted. Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the midpoint of the bid and ask price for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange traded funds (“ETFs”), NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Fund shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Fund NAV returns are calculated using a Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid and ask price as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance information visit www.wisdomtree.com/investments.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and an index is not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results.

Shareholder Expense Examples

Each Fund’s performance table is accompanied by a shareholder expense example. As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024. Except where noted, expenses are calculated using each Fund’s annualized expense ratio (after the effect of contractual or voluntary fee waivers, if any), multiplied by the average account value for the period, multiplied by 183/366 (to reflect the one-half year period). The annualized expense ratio does not include acquired fund fees and expenses (“AFFEs”), which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies.

Actual expenses

The first line in the shareholder expense example table shown on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line in the shareholder expense example table shown on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

WisdomTree Trust	3

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree Europe Hedged Equity Fund (HEDJ)

Sector Breakdown†

Sector	% of Net Assets
Consumer Discretionary	26.4%
Industrials	18.6%
Financials	15.2%
Consumer Staples	12.3%
Information Technology	9.4%
Health Care	6.3%
Communication Services	5.3%
Materials	4.6%
Energy	0.8%
Utilities	0.3%
Other Assets less Liabilities‡	0.8%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Stellantis NV	9.7%
Banco Bilbao Vizcaya Argentaria SA	7.9%
ASML Holding NV	4.8%
Siemens AG, Registered Shares	3.8%
Mercedes-Benz Group AG	3.4%
LVMH Moet Hennessy Louis Vuitton SE	3.3%
Bayerische Motoren Werke AG	3.2%
Deutsche Telekom AG, Registered Shares	3.0%
Banco Santander SA	3.0%
L’Oreal SA	2.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Europe Hedged Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Europe Hedged Equity Index (the “Index”). In seeking to track the Index, the Fund invests in European dividend-paying companies while at the same time hedging exposure to the fluctuations of the value of the euro relative to the U.S. dollar. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 21.64% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). Positions in the Information Technology and Financials sectors were additive, mainly due to strong stock selection in the former and positive allocation effects in the latter. Energy and Consumer Staples sectors were the main detractors due to slightly negative effects from stock selection. The Fund outperformed the MSCI European Economic and Monetary Union (EMU) Local Currency Index during the period, illustrating the success of the Fund’s tilt toward export-oriented companies. The euro slightly depreciated versus the U.S. dollar during the period, so the Fund’s static euro hedge also modestly enhanced returns.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[1]	Expenses Paid During the Period[1]
Actual	$1,000.00	$1,221.80	0.64%	$3.55
Hypothetical (5% return before expenses)	$1,000.00	$1,021.80	0.64%	$3.23
[1]

Included in the expense ratio are “Other fees” described in Note 6 which are not annualized. Without these expenses, the expense ratio would have been 0.58% and the actual and hypothetical expenses paid during the period would have been $3.22 and $2.93, respectively.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	21.64%	12.98%	11.49%	9.30%
Fund Market Price Returns	21.84%	13.03%	11.53%	9.31%
WisdomTree Europe Hedged Equity Index	21.74%	13.28%	11.90%	9.70%
MSCI European Economic and Monetary Union (EMU) Local Currency Index	16.70%	8.71%	9.21%	7.11%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

Sector Breakdown†

Sector	% of Net Assets
Industrials	23.6%
Financials	20.1%
Materials	11.7%
Utilities	9.1%
Consumer Discretionary	7.3%
Real Estate	7.0%
Information Technology	5.7%
Communication Services	4.5%
Consumer Staples	4.2%
Energy	3.4%
Health Care	2.4%
Other Assets less Liabilities‡	1.0%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Banca Mediolanum SpA	2.5%
Rexel SA	2.4%
Banco BPM SpA	2.3%
HochTief AG	1.8%
Klepierre SA	1.7%
BE Semiconductor Industries NV	1.7%
Italgas SpA	1.4%
BAWAG Group AG	1.4%
Merlin Properties Socimi SA	1.4%
La Francaise des Jeux SAEM	1.4%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Europe Hedged SmallCap Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Europe Hedged SmallCap Equity Index (the “Index”). In seeking to track the Index, the Fund invests in European small-cap dividend-paying companies while at the same time hedging exposure to fluctuations of the value of the euro relative to the U.S. dollar. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 17.76% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). Positions in the Consumer Discretionary, Financials and Utilities sectors were additive, mainly due to strong stock selection in each. Health Care and Industrials sectors were the main detractors due to outsized negative effects from stock selection. Across dividend yield quintiles, all five had positive impacts on Fund performance due to a mix of allocation and stock selection effects throughout the group. The euro slightly depreciated versus the U.S. dollar during the period, so the Fund’s static euro hedge also modestly enhanced returns.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[1]	Expenses Paid During the Period[1]
Actual	$1,000.00	$1,167.40	0.60%	$3.25
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	0.60%	$3.03
[1]

Included in the expense ratio are “Other fees” described in Note 6 which are not annualized. Without these expenses, the expense ratio would have been 0.58% and the actual and hypothetical expenses paid during the period would have been $3.14 and $2.93, respectively.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	17.76%	8.18%	8.90%	8.32%
Fund Market Price Returns	17.76%	8.29%	8.97%	8.24%
WisdomTree Europe Hedged SmallCap Equity Index	18.02%	8.27%	9.09%	8.44%
MSCI European Economic and Monetary Union (EMU) Small Cap Local Currency Index	9.23%	2.85%	7.53%	7.01%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on March 4, 2015.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	5

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

Sector Breakdown†

Sector	% of Net Assets
Consumer Discretionary	21.0%
Health Care	18.3%
Industrials	17.8%
Information Technology	12.7%
Materials	9.6%
Consumer Staples	7.9%
Financials	4.8%
Communication Services	3.1%
Utilities	1.9%
Real Estate	1.0%
Energy	0.9%
Investment Company	0.1%
Other Assets less Liabilities‡	0.9%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
LVMH Moet Hennessy Louis Vuitton SE	4.9%
Industria de Diseno Textil SA	4.9%
ASML Holding NV	4.0%
AstraZeneca PLC	3.2%
Novartis AG, Registered Shares	3.1%
Novo Nordisk AS, Class B	3.0%
Roche Holding AG, Bearer Shares	2.9%
Deutsche Post AG, Registered Shares	2.6%
Tokyo Electron Ltd.	2.5%
UBS Group AG, Registered Shares	2.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International Hedged Quality Dividend Growth Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International Hedged Quality Dividend Growth Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying companies with growth characteristics in developed countries, excluding U.S. and Canada, while at the same time hedging exposure to fluctuations of the value of the applicable foreign currencies relative to the U.S. dollar. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 19.09% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). The Fund benefited from positions in Information Technology, Health Care, and Real Estate sectors primarily due to stock selection in each. Industrials and Financials sectors were the two most significant detractors due to poor stock selection in the former and a blend of poor stock selection and negative allocation effects in the latter. Across countries, Spain, Hong Kong and Australia were additive all due to stock selection. France and Japan were the two greatest detractors mainly due to poor stock selection as well. Within return-on-equity (ROE) quintiles, positive performance was driven by the first and fifth quintiles, representing the highest and lowest ROE stocks, respectively. This was primarily due to stock selection in both. The second and fourth quintiles were the worst performing groups due to stock selection in the former and allocation effects in the latter. Among the G10 currencies, which comprise most of the major currencies from the developed international equity market universe, only the British pound and Swiss franc strengthened versus the U.S. dollar during the period. The Fund’s static hedge of those two currencies therefore had a negative performance effect for the Fund. The other currencies, however, all weakened relative to the U.S. dollar and resulted in a performance tailwind. This was most pronounced with the Japanese yen, which depreciated more than 12% during the period, resulting in positive effects from hedging.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio[1]	Expenses Paid During the Period[1]
Actual	$1,000.00	$1,189.70	0.59%	$3.23
Hypothetical (5% return before expenses)	$1,000.00	$1,022.05	0.59%	$2.98
[1]

Included in the expense ratio are “Other fees” described in Note 6 which are not annualized. Without these expenses, the expense ratio would have been 0.58% and the actual and hypothetical expenses paid during the period would have been $3.18 and $2.93, respectively.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	19.09%	9.81%	12.17%	9.90%
Fund Market Price Returns	18.77%	9.77%	12.17%	9.84%
WisdomTree International Hedged Quality Dividend Growth Index	19.84%	10.46%	12.83%	10.57%
MSCI EAFE Local Currency Index	18.82%	9.43%	9.36%	7.71%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 7, 2014.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree Japan Hedged Equity Fund (DXJ)

Sector Breakdown†

Sector	% of Net Assets
Industrials	24.1%
Consumer Discretionary	19.6%
Financials	15.7%
Information Technology	11.0%
Materials	10.4%
Consumer Staples	7.5%
Health Care	6.4%
Communication Services	2.5%
Energy	1.5%
Utilities	0.2%
Other Assets less Liabilities‡	1.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Toyota Motor Corp.	5.7%
Mitsubishi UFJ Financial Group, Inc.	4.7%
Mitsubishi Corp.	3.9%
Japan Tobacco, Inc.	3.8%
Shin-Etsu Chemical Co. Ltd.	2.7%
Sumitomo Mitsui Financial Group, Inc.	2.5%
Mizuho Financial Group, Inc.	2.5%
Tokyo Electron Ltd.	2.2%
Tokio Marine Holdings, Inc.	1.9%
Hitachi Ltd.	1.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Japan Hedged Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Hedged Equity Index (the “Index”). The Fund seeks to provide Japanese equity returns while mitigating or “hedging” against fluctuations between the value of the Japanese yen and the U.S. dollar. In seeking to track the Index, the Fund invests in Japanese dividend-paying companies with an exporter tilt while at the same time hedging exposure to fluctuations of the value of the Japanese yen relative to the U.S. dollar. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 58.99% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). The Fund benefited from exposures to all sectors except for Real Estate, Utilities and Materials during the period. Most of the positive sector contributors resulted from positive stock selection. In the three laggards, Real Estate’s underperformance was attributable to poor stock selection. Utilities suffered from a mix of poor allocation and selection effects, and Materials was negatively impacted primarily by poor allocation effects. Across dividend yield quintiles, only the first quintile (representing the highest-yielding stocks) was a detractor, which was due to poor stock selection. The other four positive-contributing quintiles were driven by strong stock selection, with the fifth (lowest-yielding) quintile also getting a boost from positive allocation affects. The Japanese yen was also one of the worst performing global currencies versus the U.S. dollar over the period, declining over 12%. The Fund’s static yen hedge was very additive over the period and enhanced returns.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,257.10	0.48%	$2.71
Hypothetical (5% return before expenses)	$1,000.00	$1,022.60	0.48%	$2.43

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	58.99%	25.20%	20.13%	12.93%
Fund Market Price Returns	57.84%	24.73%	19.96%	12.92%
WisdomTree Japan Hedged Equity Index	60.33%	25.90%	20.73%	13.67%
MSCI Japan Local Currency Index	43.03%	15.15%	14.73%	10.87%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	7

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

Sector Breakdown†

Sector	% of Net Assets
Industrials	25.2%
Consumer Discretionary	16.3%
Materials	15.2%
Information Technology	14.8%
Financials	8.8%
Consumer Staples	7.9%
Health Care	4.0%
Real Estate	2.6%
Communication Services	1.9%
Utilities	1.2%
Energy	0.8%
Other Assets less Liabilities‡	1.3%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Horiba Ltd.	1.2%
Daido Steel Co. Ltd.	0.8%
Toyo Tire Corp.	0.8%
Tokyo Seimitsu Co. Ltd.	0.7%
DMG Mori Co. Ltd.	0.6%
Nippon Electric Glass Co. Ltd.	0.6%
Amano Corp.	0.5%
Gunma Bank Ltd.	0.5%
Mitsui Mining & Smelting Co. Ltd.	0.5%
Sangetsu Corp.	0.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Japan Hedged SmallCap Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Hedged SmallCap Equity Index (the “Index”). In seeking to track the Index, the Fund invests in Japanese small-cap dividend-paying companies while at the same time hedging exposure to fluctuations of the value of the Japanese yen relative to the U.S. dollar. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 43.87% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). The Fund benefited from exposures to the Industrials sector due to an outsized impact in stock selection. The Real Estate sector also was a strong contributor due to a blend of allocation and stock selection effects. Utilities was the only sector detractor which resulted from poor stock selection effects. Across dividend yield quintiles, all were positive with the exception of the third quintile. These were mostly attributable to highly positive allocation effects. The third quintile’s poor impact was attributable to negative stock selection effects. The Japanese yen was also one of the worst performing global currencies versus the U.S. dollar over the period, declining over 12%. The Fund’s static yen hedge contributed positively over the period and enhanced returns.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,197.50	0.58%	$3.19
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	0.58%	$2.93

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	43.87%	18.36%	14.63%	12.34%
Fund Market Price Returns	41.98%	17.80%	14.30%	12.24%
WisdomTree Japan Hedged SmallCap Equity Index	44.99%	19.00%	15.28%	13.06%
MSCI Japan Small Cap Local Currency Index	30.08%	10.66%	10.66%	10.28%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

8	WisdomTree Trust

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each Index referenced in this report:

Allocation Effect measures an investment manager’s ability to effectively allocate a portfolio’s assets to various segments. A segment refers to assets or securities that are grouped within a certain classification such as sectors, industries, or countries. The allocation effect determines whether the overweighting or underweighting of segments relative to a benchmark contributes positively or negatively to the overall portfolio return. Positive allocation occurs when the portfolio is overweighted in a segment that outperforms the benchmark and underweighted in a segment that underperforms the benchmark. Negative allocation occurs when the portfolio is overweighted in a segment that underperforms the benchmark and underweighted in a segment that outperforms the benchmark.

Growth is generally characterized by higher price levels relative to fundamentals, such as dividends or earnings. Price levels are higher because investors are willing to pay more due to their expectations of future improvements in these fundamentals.

Gross Domestic Product (GDP) is the total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period. As a broad measure of overall domestic production, it functions as a comprehensive scorecard of a country’s economic health.

The MSCI EAFE Local Currency Index is a free float-adjusted market capitalization weighted index that is designed to measure developed market equity performance, excluding the U.S. and Canada, calculated in local currency.

The MSCI European Economic and Monetary Union (EMU) Local Currency Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed market countries within the EMU. The securities are priced in local currency terms with no conversion into U.S. dollars.

The MSCI European Economic and Monetary Union (EMU) Small Cap Local Currency

Index is a free float-adjusted market capitalization weighted index that captures small cap representation across the 10 Developed Market countries in the EMU and is calculated in local currency.

The MSCI Japan Local Currency Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan and calculated in local currency.

The MSCI Japan Small Cap Local Currency Index is a free float-adjusted market capitalization index that is designed to measure the performance of small cap stocks within Japan and calculated in local currency.

Price-to-earnings (P/E) ratio measures a company’s share price relative to its earnings per share.

Quality is generally characterized by higher efficiency and profitability. Typical measures include earnings, return-on-equity, return on assets, operating profitability as well as others. This term is also related to the quality factor, which associates these stock characteristics with excess returns vs. the market over time.

Quintiles refers to separating a universe of companies into five groups of equal size on the basis of dividend yield, price-to-earnings, or return-on-equity, as applicable.

Return-on-Equity (ROE) measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Selection Effect measures an investment manager’s ability to select securities within a given segment relative to a benchmark. The over or underperformance of the portfolio is weighted by the benchmark weight, therefore, selection is not affected by the investment manager’s allocation to the segment. The weight of the segment in the portfolio determines the size of the effect — the larger the segment, the larger the effect is,

WisdomTree Trust	9

Description of Terms and Indexes (unaudited) (continued)

positive or negative. A positive selection effect occurs when the portfolio return is greater than the benchmark return. Thus, the investment manager made good decisions in selecting securities that, as a whole, outperformed similar securities in the benchmark. A negative selection effect occurs when the portfolio return is less than the benchmark return. Thus, the investment manager made poor decisions in selecting securities that, as a whole, underperformed similar securities in the benchmark.

The WisdomTree Europe Hedged Equity Index is designed to provide exposure to European equities while at the same time neutralizing exposure to fluctuations between the Euro and the U.S. dollar.

The WisdomTree Europe Hedged SmallCap Equity Index is designed to provide exposure to the European equity markets while at the same time neutralizing exposure to fluctuations of the Euro movements relative to U.S. dollar.

The WisdomTree International Hedged Quality Dividend Growth Index is designed to provide exposure to the developed market companies while at the same time neutralizing exposure to fluctuations between the value of foreign currencies and the U.S. dollar.

The WisdomTree Japan Hedged Equity Index is designed to provide exposure to Japanese equity markets while at the same time neutralizing exposure to fluctuations of the Japanese Yen movements relative to the U.S. dollar.

The WisdomTree Japan Hedged SmallCap Equity Index is designed to provide exposure to the small-capitalization segment of the Japanese equity markets while at the same time neutralizing exposure to fluctuations of the Japanese Yen movements relative to the U.S. dollar.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc. and is licensed for use by WisdomTree, Inc. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

WisdomTree, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree has no

10	WisdomTree Trust

Description of Terms and Indexes (unaudited) (concluded)

obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

Index performance information assumes the reinvestment of dividends and excludes management fees, transaction costs and expenses. You cannot directly invest in an index.

* * * * * *

Abbreviations used in the schedules of investments and related tables included in this report are as follows:

Currency abbreviations:
AUD	Australian dollar	ILS	Israeli new shekel
CHF	Swiss franc	JPY	Japanese yen
DKK	Danish krone	NOK	Norwegian krone
EUR	Euro	SEK	Swedish krona
GBP	British pound	SGD	Singapore dollar
HKD	Hong Kong dollar	USD	U.S. dollar

Other abbreviations:
CVA	Certificaten Van Aandelen (Certificate of Stock)

WisdomTree Trust	11

Schedule of Investments

WisdomTree Europe Hedged Equity Fund (HEDJ)

March 31, 2024

Investments	Shares	Value
COMMON STOCKS – 99.2%
Austria – 0.4%

ANDRITZ AG	114,750	$7,163,153
Belgium – 3.1%

Anheuser-Busch InBev SA	552,826	33,709,558

Azelis Group NV	92,406	1,955,052

Barco NV	63,608	1,048,998

Bekaert SA	81,764	4,198,025

Fagron	23,931	456,431

Melexis NV	46,641	3,785,476

Solvay SA(a)	143,824	3,929,847

UCB SA	83,301	10,292,004

Total Belgium		59,375,391

China – 0.4%

Prosus NV	234,208	7,354,365

Finland – 3.7%

Cargotec OYJ, Class B	45,846	3,196,108

Huhtamaki OYJ(a)	73,151	3,067,689

Kemira OYJ	214,848	4,065,268

Kone OYJ, Class B	439,971	20,498,775

Konecranes OYJ	110,122	5,721,807

Metso OYJ(a)	672,577	7,993,846

Nokia OYJ	3,991,176	14,185,756

Valmet OYJ(a)	260,878	6,871,839

Wartsila OYJ Abp(a)	350,118	5,327,815

Total Finland		70,928,903

France – 23.8%

Accor SA(a)	56,854	2,658,720

Air Liquide SA(a)	138,626	28,871,247

Airbus SE(a)	106,535	19,642,666

Arkema SA	27,839	2,932,649

BioMerieux	10,366	1,144,717

Bureau Veritas SA	227,964	6,962,567

Cie Generale des Etablissements Michelin SCA(a)	409,542	15,710,685

Cie Plastic Omnium SE	48,741	635,895

Danone SA	339,814	21,979,576

Dassault Aviation SA	12,773	2,814,147

Dassault Systemes SE	69,277	3,070,578

Eramet SA(a)	15,080	1,147,377

EssilorLuxottica SA	81,933	18,555,857

Gaztransport & Technigaz SA(a)	10,423	1,559,072

Hermes International SCA(a)	10,084	25,767,441

Imerys SA(a)	53,608	1,828,376

Interparfums SA	23,568	1,328,669

Ipsen SA	8,408	1,001,595

IPSOS SA(a)	12,037	849,547

Kering SA(a)	38,536	15,247,075

L’Oreal SA(a)	116,249	55,072,029

Lectra(a)	5,630	196,701

Legrand SA	85,945	9,116,839

LVMH Moet Hennessy Louis Vuitton SE(a)	69,548	62,620,736

Neoen SA(a)(b)	8,685	246,126

Nexans SA	13,136	1,374,709

Pernod Ricard SA(a)	68,345	$11,068,198

Publicis Groupe SA(a)	144,481	15,767,788

Remy Cointreau SA(a)	10,054	1,014,601

Rubis SCA	142,277	5,030,801

Safran SA	55,554	12,602,646

Sanofi SA	505,232	49,632,371

Schneider Electric SE(a)	180,195	40,800,109

SCOR SE	86,175	2,984,723

SEB SA	12,495	1,600,459

Societe BIC SA	20,242	1,447,222

Sodexo SA	29,978	2,573,263

Technip Energies NV	43,024	1,087,767

Teleperformance SE(a)	19,681	1,914,694

Valeo SE(a)	74,713	935,198

Vicat SACA	23,123	912,757

Total France		451,708,193

Germany – 24.0%

AIXTRON SE	10,266	271,638

Bayer AG, Registered Shares	534,276	16,404,623

Bayerische Motoren Werke AG	519,455	60,005,775

Beiersdorf AG	19,169	2,793,805

Brenntag SE	40,594	3,423,146

Continental AG	42,479	3,069,192

Daimler Truck Holding AG	337,849	17,134,619

Deutsche Telekom AG, Registered Shares	2,374,119	57,691,087

Duerr AG	21,529	498,043

Elmos Semiconductor SE	1,662	132,648

Evonik Industries AG	296,934	5,876,620

Fresenius Medical Care AG	97,573	3,756,755

GEA Group AG	52,129	2,206,370

Hannover Rueck SE	48,710	13,346,344

Heidelberg Materials AG	103,073	11,348,955

Henkel AG & Co. KGaA	73,247	5,281,167

HochTief AG	45,048	5,239,803

Hugo Boss AG	15,738	928,378

Infineon Technologies AG	140,286	4,774,802

Jenoptik AG	6,237	193,996

K & S AG, Registered Shares	107,348	1,676,432

Knorr-Bremse AG	40,760	3,085,858

Krones AG	6,136	813,118

Lanxess AG	41,114	1,101,641

Mercedes-Benz Group AG	819,447	65,322,048

Merck KGaA	19,468	3,439,762

MTU Aero Engines AG	9,527	2,420,010

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	59,168	28,902,619

Puma SE	19,649	891,703

SAP SE	184,590	35,975,997

Siemens AG, Registered Shares	382,714	73,143,069

Siemens Healthineers AG*(b)	217,898	13,347,907

Siltronic AG	10,940	971,209

Stabilus SE	9,626	613,369

Symrise AG	14,094	1,688,828

Talanx AG	118,148	9,365,828

Total Germany		457,137,164

See Notes to Financial Statements.

12	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Europe Hedged Equity Fund (HEDJ)

March 31, 2024

Investments	Shares	Value

Ireland – 0.5%

Glanbia PLC(a)	197,942	$3,907,850

Kerry Group PLC, Class A	58,190	4,992,422

Total Ireland		8,900,272

Italy – 3.1%

Brembo SpA	288,553	3,699,134

Brunello Cucinelli SpA(a)	17,376	1,989,204

Carel Industries SpA(a)(b)	19,668	432,263

Davide Campari-Milano NV(a)	155,418	1,563,368

DiaSorin SpA(a)	17,231	1,665,548

Ferrari NV	37,623	16,415,666

Intercos SpA(a)	45,524	659,807

Leonardo SpA	190,442	4,788,169

Maire Tecnimont SpA	302,226	2,371,325

Moncler SpA	125,850	9,402,807

Piaggio & C SpA	949,495	3,006,633

Prysmian SpA	157,854	8,249,639

Reply SpA	9,449	1,338,885

Salvatore Ferragamo SpA(a)	81,662	993,957

Webuild SpA(a)	772,970	1,871,639

Total Italy		58,448,044

Netherlands – 16.2%

Aegon Ltd.(a)	2,541,134	15,505,998

Akzo Nobel NV	118,035	8,818,914

Arcadis NV	39,403	2,415,010

ASM International NV	7,195	4,397,382

ASML Holding NV	94,987	91,527,186

BE Semiconductor Industries NV	78,523	12,033,806

Corbion NV	42,739	916,239

Ferrovial SE	410,130	16,247,053

Heineken Holding NV	171,427	13,848,558

Heineken NV(a)	292,409	28,213,723

IMCD NV	26,535	4,681,251

JDE Peet’s NV(a)	299,571	6,296,023

Koninklijke Ahold Delhaize NV	1,256,414	37,614,017

Koninklijke Vopak NV	169,127	6,526,340

SBM Offshore NV(a)	358,653	5,728,836

Signify NV(b)	176,194	5,438,474

Universal Music Group NV	880,203	26,503,262

Wolters Kluwer NV	135,961	21,320,858

Total Netherlands		308,032,930

Portugal – 0.1%

Mota-Engil SGPS SA	328,439	1,707,948

Spain – 13.9%

Acerinox SA	379,062	4,161,418

ACS Actividades de Construccion y Servicios SA	344,482	14,427,732

Amadeus IT Group SA	190,314	12,217,244

Banco Bilbao Vizcaya Argentaria SA(a)	12,537,616	149,488,491

Banco Santander SA	11,698,024	57,124,020

CIE Automotive SA	114,367	3,285,535

Ebro Foods SA(a)	69,389	1,157,075

Elecnor SA	54,252	1,127,899

Fluidra SA	177,027	4,190,866

Gestamp Automocion SA(b)	686,102	2,208,151

Mapfre SA(a)	5,179,486	13,100,784

Viscofan SA(a)	36,574	2,326,545

Total Spain		264,815,760

Switzerland – 0.3%

STMicroelectronics NV	130,181	5,612,571

United States – 9.7%

Stellantis NV	6,458,737	183,767,846
TOTAL COMMON STOCKS (Cost: $1,403,912,239)		1,884,952,540

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.6%

United States – 2.6%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(c)
(Cost: $49,889,495)	49,889,495	49,889,495

TOTAL INVESTMENTS IN SECURITIES – 101.8%

(Cost: $1,453,801,734)		1,934,842,035

Other Assets less Liabilities – (1.8)%		(34,847,338)

NET ASSETS – 100.0%		$1,899,994,697

*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $142,839,982 and the total market value of the collateral held by the Fund was $150,987,241. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $101,097,746.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2024.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

Bank of America NA	4/4/2024	337,472,747	EUR	364,484,066	USD	$594	$—

Bank of America NA	4/4/2024	338,614,474	USD	312,516,358	EUR	1,083,756	—

Bank of America NA	5/6/2024	379,973,138	USD	351,365,000	EUR	—	(3,624)

Barclays Bank PLC	4/4/2024	337,473,060	EUR	364,484,066	USD	932	—

See Notes to Financial Statements.

WisdomTree Trust	13

Schedule of Investments (concluded)

WisdomTree Europe Hedged Equity Fund (HEDJ)

March 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

Barclays Bank PLC	4/4/2024	338,614,474	USD	312,517,973	EUR	$1,082,012	$—

Barclays Bank PLC	4/4/2024	34,646,775	USD	31,833,666	EUR	265,087	—

Barclays Bank PLC	4/4/2024	9,239,140	USD	8,447,453	EUR	115,538	—

Barclays Bank PLC	5/6/2024	379,973,138	USD	351,365,325	EUR	—	(3,976)

Citibank NA	4/4/2024	337,475,245	EUR	364,484,064	USD	3,294	—

Citibank NA	5/6/2024	379,973,134	USD	351,366,296	EUR	—	(5,030)

HSBC Holdings PLC	4/4/2024	338,614,474	USD	312,517,973	EUR	1,082,012	—

HSBC Holdings PLC	4/4/2024	4,619,570	USD	4,269,596	EUR	8,229	—

JP Morgan Chase Bank NA	4/4/2024	30,027,205	USD	27,748,403	EUR	57,770	—

Morgan Stanley & Co. International	4/4/2024	337,475,560	EUR	364,484,066	USD	3,632	—

Morgan Stanley & Co. International	4/4/2024	338,614,474	USD	312,517,685	EUR	1,082,323	—

Morgan Stanley & Co. International	5/6/2024	379,973,138	USD	351,366,299	EUR	—	(5,030)

Royal Bank of Canada	4/4/2024	337,476,184	EUR	364,484,066	USD	4,306	—

Royal Bank of Canada	4/4/2024	338,614,472	USD	312,517,971	EUR	1,082,012	—

Royal Bank of Canada	5/6/2024	379,973,138	USD	351,367,274	EUR	—	(6,084)

Standard Chartered Bank	4/4/2024	16,168,495	USD	14,903,363	EUR	72,240	—

Standard Chartered Bank	4/4/2024	11,548,925	USD	10,618,334	EUR	80,681	—
Standard Chartered Bank	4/4/2024	23,097,850	USD	21,153,233	EUR	251,475	—
						$6,275,893	$(23,744)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$1,884,952,540	$—	$—	$1,884,952,540
Investment of Cash Collateral for Securities Loaned	—	49,889,495	—	49,889,495
Total Investments in Securities	$1,884,952,540	$49,889,495	$—	$1,934,842,035
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$6,275,893	$—	$6,275,893
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(23,744)	$—	$(23,744)
Total – Net	$1,884,952,540	$56,141,644	$—	$1,941,094,184
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

14	WisdomTree Trust

Schedule of Investments

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

March 31, 2024

Investments	Shares	Value
COMMON STOCKS – 99.0%
Austria – 5.5%

ANDRITZ AG	6,967	$434,908

BAWAG Group AG*(a)	9,866	625,465

CA Immobilien Anlagen AG	4,653	164,325

Kontron AG	4,553	100,508

Oesterreichische Post AG	1,841	62,929

Porr AG	1,793	27,498

Schoeller-Bleckmann Oilfield Equipment AG	954	45,643

Telekom Austria AG*	13,428	112,392

UNIQA Insurance Group AG	12,004	103,844

Vienna Insurance Group AG Wiener Versicherung Gruppe	2,309	72,069

voestalpine AG	15,937	447,511

Wienerberger AG	6,024	219,640

Total Austria		2,416,732

Belgium – 5.0%

Ackermans & van Haaren NV	1,016	177,759

Aedifica SA	4,700	289,078

Azelis Group NV	5,615	118,798

Barco NV	4,066	67,055

Bekaert SA	4,744	243,572

bpost SA	17,801	66,596

Cofinimmo SA	4,869	318,929

Colruyt Group NV	3,679	170,137

Econocom Group SA	12,323	28,281

Fagron	1,693	32,290

Melexis NV	2,822	229,039

Recticel SA(b)	3,030	35,735

Warehouses De Pauw CVA	12,137	346,837

Xior Student Housing NV(b)(c)	3,145	95,105

Total Belgium		2,219,211

Denmark – 0.1%

Cementir Holding NV	5,422	61,368

Finland – 9.0%

Aktia Bank OYJ	2,796	30,257

Cargotec OYJ, Class B	2,727	190,110

Citycon OYJ*(b)	23,207	95,893

Harvia OYJ(c)	1,133	46,890

Huhtamaki OYJ	4,526	189,804

Kemira OYJ	8,908	168,554

Kesko OYJ, Class B	25,206	471,357

Konecranes OYJ	6,743	350,358

Marimekko OYJ	1,920	25,775

Metsa Board OYJ, Class B(b)	33,308	252,528

Metso OYJ	41,124	488,774

Musti Group OYJ*	1,245	33,588

Orion OYJ, Class B	6,164	230,137

Outokumpu OYJ(b)	40,626	176,821

Puuilo OYJ	7,161	76,604

Sanoma OYJ	5,049	37,135

Terveystalo OYJ(a)(b)	4,553	37,076

TietoEVRY OYJ(b)	12,098	256,221

Tokmanni Group Corp.	2,622	42,986

Valmet OYJ(b)	16,235	427,649

Wartsila OYJ Abp(b)	21,372	325,222

Total Finland		3,953,739

France – 20.5%

Alten SA	678	98,999

Antin Infrastructure Partners SA	3,060	44,417

Arkema SA	4,090	430,854

Beneteau SACA	4,369	64,549

Chargeurs SA	3,671	47,418

Cie des Alpes	3,293	48,012

Cie Plastic Omnium SE	7,584	98,944

Coface SA	16,138	255,335

Derichebourg SA	17,177	81,662

Elis SA	12,627	287,199

Eramet SA	2,074	157,802

Etablissements Maurel & Prom SA	11,395	68,855

Eurazeo SE	4,479	393,032

Fnac Darty SA	2,426	76,035

Gaztransport & Technigaz SA	1,432	214,199

Imerys SA	7,048	240,382

Interparfums SA	3,140	177,021

IPSOS SA	1,755	123,864

Klepierre SA(b)	29,608	767,439

La Francaise des Jeux SAEM(a)	14,606	595,960

Lectra	1,124	39,270

Mersen SA	2,005	78,929

Neoen SA(a)	1,131	32,052

Nexans SA	1,842	192,769

Quadient SA	1,691	34,809

Remy Cointreau SA	1,279	129,071

Rexel SA	38,747	1,047,424

Rubis SCA	14,784	522,750

SCOR SE	12,423	430,278

SEB SA	1,995	255,536

Societe BIC SA	2,581	184,531

Sopra Steria Group	723	175,220

SPIE SA	10,425	392,038

Technip Energies NV	6,211	157,031

Television Francaise 1 SA(b)	17,052	155,985

Valeo SE	10,687	133,771

Verallia SA(a)	11,196	435,784

Vicat SACA	1,985	78,356

Wendel SE	2,733	279,225

Total France		9,026,807

Germany – 12.2%

7C Solarparken AG	6,668	22,396

AIXTRON SE	1,767	46,755

Aurubis AG	1,410	99,256

Bechtle AG	2,718	143,778

Bilfinger SE	1,944	90,909

CompuGroup Medical SE & Co. KGaA	1,130	34,806

CTS Eventim AG & Co. KGaA	3,656	325,552

Dermapharm Holding SE	2,006	70,714

Deutz AG	10,185	64,734

See Notes to Financial Statements.

WisdomTree Trust	15

Schedule of Investments (continued)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

March 31, 2024

Investments	Shares	Value

Duerr AG	3,491	$80,759

Elmos Semiconductor SE	288	22,986

Fielmann Group AG	2,127	97,767

Freenet AG	11,469	323,040

GEA Group AG	7,306	309,228

Gerresheimer AG	670	75,544

Hamborner REIT AG	4,757	35,244

Hamburger Hafen und Logistik AG*	2,737	49,069

Hensoldt AG	1,512	70,936

HochTief AG	6,638	772,105

Hugo Boss AG	2,599	153,314

Instone Real Estate Group SE(a)	4,176	40,275

Jenoptik AG	1,150	35,770

K & S AG, Registered Shares	15,963	249,291

KION Group AG	1,182	62,271

Kloeckner & Co. SE	10,093	73,578

Krones AG	849	112,506

Lanxess AG	5,836	156,374

MLP SE	5,605	33,960

Mutares SE & Co. KGaA	1,526	60,814

Nemetschek SE	1,042	103,218

Norma Group SE	1,515	28,192

SAF-Holland SE	4,554	92,907

Salzgitter AG	3,666	95,815

Scout24 SE(a)	1,774	133,846

Siltronic AG	1,517	134,673

Sixt SE	2,129	212,572

Stabilus SE	1,453	92,585

Stroeer SE & Co. KGaA	4,446	270,815

Suedzucker AG	13,328	191,299

thyssenkrupp AG	20,060	107,761

United Internet AG, Registered Shares	6,365	143,396

Wacker Neuson SE	3,064	56,784

Total Germany		5,377,594

Ireland – 0.8%

Cairn Homes PLC	47,220	81,392

Glanbia PLC	12,210	241,055

Origin Enterprises PLC	8,927	30,370

Total Ireland		352,817

Italy – 24.2%

A2A SpA	322,362	582,631

ACEA SpA	21,283	377,424

Amplifon SpA(b)	3,505	127,946

Anima Holding SpA(a)	25,930	123,219

Ariston Holding NV(b)	4,544	25,544

Arnoldo Mondadori Editore SpA	27,172	68,376

Ascopiave SpA	15,142	38,676

Azimut Holding SpA	13,027	354,261

Banca Generali SpA	12,973	515,879

Banca IFIS SpA	9,610	188,375

Banca Mediolanum SpA	99,812	1,097,373

Banca Popolare di Sondrio SpA	35,229	264,048

Banco BPM SpA	152,967	1,018,980

BPER Banca	77,622	367,183

Brembo SpA	19,252	246,803

Brunello Cucinelli SpA(b)	1,167	133,598

Buzzi SpA	6,978	274,319

Cairo Communication SpA	19,183	41,435

Carel Industries SpA(a)	1,422	31,253

Credito Emiliano SpA	17,041	170,608

Danieli & C Officine Meccaniche SpA(b)	1,777	63,140

Datalogic SpA	4,958	30,736

De’ Longhi SpA	4,746	164,329

DiaSorin SpA	1,022	98,786

El.En. SpA(b)	3,081	39,065

Enav SpA(a)	47,175	197,682

ERG SpA(b)	8,603	216,300

Hera SpA	97,033	342,263

Intercos SpA	2,418	35,046

Interpump Group SpA	1,803	87,996

Iren SpA	104,538	213,835

Italgas SpA	108,367	631,996

Italian Sea Group SpA	4,586	49,826

Leonardo SpA	11,744	295,272

Maire Tecnimont SpA	18,720	146,881

MARR SpA	3,269	41,589

OVS SpA(a)	14,893	39,182

Piaggio & C SpA	56,081	177,584

RAI Way SpA(a)	19,699	110,417

Reply SpA	591	83,742

Salcef Group SpA	2,613	64,625

Salvatore Ferragamo SpA(b)	5,777	70,315

Sanlorenzo SpA	1,005	45,750

Saras SpA	149,146	285,430

SOL SpA(b)	2,046	73,251

Spaxs SpA*	4,866	25,541

Technogym SpA(a)	14,654	145,602

Tinexta SpA	2,200	45,168

Unipol Gruppo SpA	70,902	594,675

Webuild SpA(b)	47,174	114,225

Zignago Vetro SpA	6,853	98,140

Total Italy		10,676,320

Netherlands – 6.8%

Aalberts NV	5,713	275,122

AMG Critical Materials NV	1,481	33,653

Arcadis NV(b)	2,336	143,174

BE Semiconductor Industries NV(b)	4,775	731,778

Brunel International NV	2,317	25,474

Corbion NV	2,820	60,455

ForFarmers NV(b)	9,112	25,537

IMCD NV(b)	1,623	286,327

Koninklijke BAM Groep NV	28,636	108,615

Koninklijke Heijmans NV	4,549	84,306

Koninklijke Vopak NV(b)	10,327	398,502

SBM Offshore NV(b)	21,913	350,021

Signify NV(a)	10,636	328,295

See Notes to Financial Statements.

16	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

March 31, 2024

Investments	Shares	Value

Sligro Food Group NV	2,246	$34,008

Wereldhave NV	6,321	98,577

Total Netherlands		2,983,844

Portugal – 2.1%

Altri SGPS SA(b)	23,110	130,535

Corticeira Amorim SGPS SA(b)	3,398	36,075

CTT-Correios de Portugal SA	7,424	33,114

Mota-Engil SGPS SA	20,340	105,772

Navigator Co. SA	53,327	233,252

NOS SGPS SA(b)	40,230	157,544

REN – Redes Energeticas Nacionais SGPS SA	43,214	102,676

Sonae SGPS SA	146,891	139,605

Total Portugal		938,573

Spain – 12.8%

Acciona SA	2,923	356,249

Acerinox SA	23,578	258,844

Almirall SA	6,415	57,262

Banco de Sabadell SA	254,977	400,671

Bankinter SA(b)	80,325	588,345

Cia de Distribucion Integral Logista Holdings SA	12,865	359,860

CIE Automotive SA	3,589	103,105

Construcciones y Auxiliar de Ferrocarriles SA	1,543	56,326

Ebro Foods SA	1,746	29,115

Enagas SA(b)	38,253	568,677

Ercros SA	6,333	24,007

Faes Farma SA	18,371	62,399

Fluidra SA(b)	10,834	256,480

Gestamp Automocion SA(a)	33,145	106,674

Grupo Catalana Occidente SA	1,784	68,302

Indra Sistemas SA	6,956	144,315

Inmobiliaria Colonial Socimi SA	35,736	211,886

Laboratorios Farmaceuticos Rovi SA	1,902	166,181

Mapfre SA	204,994	518,504

Merlin Properties Socimi SA	56,200	605,442

Pharma Mar SA	586	18,189

Prosegur Cash SA(a)(b)	55,552	28,738

Sacyr SA	48,784	180,189

Unicaja Banco SA(a)(b)	181,012	224,230

Vidrala SA	1,102	114,493

Viscofan SA	2,239	142,427

Total Spain		5,650,910
TOTAL COMMON STOCKS (Cost: $39,817,978)		43,657,915

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 11.3%

United States – 11.3%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(d)
(Cost: $4,997,454)	4,997,454	4,997,454

TOTAL INVESTMENTS IN SECURITIES – 110.3% (Cost: $44,815,432)		48,655,369

Other Assets less Liabilities – (10.3)%		(4,576,072)

NET ASSETS – 100.0%		$44,079,297

*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $5,482,253 and the total market value of the collateral held by the Fund was $5,794,347. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $796,893.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Rate shown represents annualized 7-day yield as of March 31, 2024.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America NA	4/4/2024	7,754,446	EUR	8,375,112	USD	$14	$—
Bank of America NA	4/4/2024	8,375,112	USD	7,729,615	EUR	26,805	—
Bank of America NA	5/6/2024	8,801,336	USD	8,138,684	EUR	—	(84)
Barclays Bank PLC	4/4/2024	7,754,453	EUR	8,375,112	USD	21	—
Barclays Bank PLC	4/4/2024	8,375,112	USD	7,729,655	EUR	26,762	—
Barclays Bank PLC	5/6/2024	8,801,336	USD	8,138,692	EUR	—	(92)
Citibank NA	4/4/2024	7,754,502	EUR	8,375,110	USD	76	—
Citibank NA	5/6/2024	8,801,332	USD	8,138,711	EUR	—	(116)
HSBC Holdings PLC	4/4/2024	8,375,112	USD	7,729,655	EUR	26,762	—
Morgan Stanley & Co. International	4/4/2024	7,754,511	EUR	8,375,112	USD	83	—
Morgan Stanley & Co. International	4/4/2024	8,375,112	USD	7,729,648	EUR	26,770	—
Morgan Stanley & Co. International	5/6/2024	8,801,336	USD	8,138,714	EUR	—	(117)
Royal Bank of Canada	4/4/2024	7,754,525	EUR	8,375,112	USD	99	—
Royal Bank of Canada	4/4/2024	8,375,110	USD	7,729,653	EUR	26,762	—
Royal Bank of Canada	5/6/2024	8,801,336	USD	8,138,737	EUR	—	(141)
						$134,154	$(550)

See Notes to Financial Statements.

WisdomTree Trust	17

Schedule of Investments (concluded)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

March 31, 2024

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$43,657,915	$—	$—	$43,657,915
Investment of Cash Collateral for Securities Loaned	—	4,997,454	—	4,997,454
Total Investments in Securities	$43,657,915	$4,997,454	$—	$48,655,369
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$134,154	$—	$134,154
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(550)	$—	$(550)
Total - Net	$43,657,915	$5,131,058	$—	$48,788,973

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

18	WisdomTree Trust

Schedule of Investments

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2024

Investments	Shares	Value
COMMON STOCKS – 99.0%
Australia – 7.0%

Altium Ltd.	43,365	$1,845,160

ARB Corp. Ltd.(a)	31,717	855,621

Aristocrat Leisure Ltd.	180,697	5,069,129

Beach Energy Ltd.(a)	1,438,593	1,722,217

Brambles Ltd.	1,012,134	10,664,107

Breville Group Ltd.(a)	61,016	1,094,290

Brickworks Ltd.	86,113	1,600,010

CAR Group Ltd.	195,384	4,599,064

Champion Iron Ltd.(a)	364,646	1,762,802

Charter Hall Group(a)	578,398	5,188,519

Cochlear Ltd.	16,888	3,718,705

Coles Group Ltd.	1,390,203	15,364,045

CSL Ltd.	121,646	22,849,863

Dicker Data Ltd.	141,428	993,722

Goodman Group	667,528	14,724,095

IDP Education Ltd.(a)	89,198	1,042,814

Mineral Resources Ltd.(a)	144,056	6,660,514

Netwealth Group Ltd.	130,276	1,795,032

Pilbara Minerals Ltd.(a)	4,556,936	11,386,379

Pinnacle Investment Management Group Ltd.(a)	248,937	1,888,788

Pro Medicus Ltd.(a)	7,995	541,154

REA Group Ltd.(a)	32,562	3,940,022

SEEK Ltd.(a)	198,000	3,235,839

Seven Group Holdings Ltd.(a)	170,865	4,544,727

Tabcorp Holdings Ltd.	1,648,282	811,881

Technology One Ltd.	111,342	1,232,693

Wesfarmers Ltd.	868,512	38,756,617

Total Australia		167,887,809

Austria – 0.6%

Kontron AG	75,632	1,669,591

Mondi PLC	521,035	9,185,145

Wienerberger AG	109,862	4,005,656

Total Austria		14,860,392

Belgium – 0.8%

Bekaert SA	71,132	3,652,144

D'ieteren Group(a)	25,527	5,668,219

Tessenderlo Group SA(a)	71,191	1,864,492

UCB SA	60,394	7,461,799

Total Belgium		18,646,654

China – 0.4%
Prosus NV	287,322	9,022,197

Denmark – 4.4%

Coloplast AS, Class B	83,549	11,279,387

Dfds AS	42,273	1,226,599

Novo Nordisk AS, Class B	568,366	72,526,020

Novonesis (Novozymes) B, Class B	168,911	9,909,902

Pandora AS	43,074	6,950,840

Royal Unibrew AS	32,336	2,138,254

Total Denmark		104,031,002

Finland – 1.1%

Metsa Board OYJ, Class B(a)	604,197	4,580,780

Orion OYJ, Class B	72,581	2,709,855

UPM-Kymmene OYJ	582,263	19,412,414

Total Finland		26,703,049

France – 12.0%

Airbus SE	263,837	48,645,629

Alten SA	12,670	1,850,023

Arkema SA	74,325	7,829,633

BioMerieux	18,802	2,076,305

Carrefour SA	597,133	10,237,844

Eramet SA(a)	37,780	2,874,529

Gaztransport & Technigaz SA	30,192	4,516,119

Hermes International SCA	15,498	39,601,726

Interparfums SA	43,164	2,433,414

Ipsen SA	14,658	1,746,119

Kering SA	89,860	35,553,825

La Francaise des Jeux SAEM(b)	172,197	7,026,050

LVMH Moet Hennessy Louis Vuitton SE	130,402	117,413,430

SEB SA	30,688	3,930,764

Total France		285,735,410

Germany – 4.8%

AIXTRON SE	32,411	857,595

Aurubis AG	25,157	1,770,912

Bechtle AG	45,158	2,388,786

Bilfinger SE	35,979	1,682,522

Carl Zeiss Meditec AG, Bearer Shares	20,366	2,547,053

Deutsche Post AG, Registered Shares	1,459,424	62,913,136

Fielmann Group AG	32,474	1,492,661

Gerresheimer AG	8,932	1,007,101

Hugo Boss AG	26,827	1,582,514

Knorr-Bremse AG	99,680	7,546,573

Merck KGaA	31,647	5,591,645

Nemetschek SE	18,112	1,794,131

Puma SE	49,619	2,251,789

Rheinmetall AG	17,190	9,672,468

Siltronic AG	26,119	2,318,740

Stroeer SE & Co. KGaA	59,079	3,598,620

Symrise AG	35,664	4,273,474

Total Germany		113,289,720

Hong Kong – 0.6%
Techtronic Industries Co. Ltd.	1,074,500	14,566,560

Ireland – 0.2%
Kerry Group PLC, Class A	61,071	5,239,598

Israel – 0.5%

Hilan Ltd.	25,528	1,629,076

Isramco Negev 2 LP	4,608,621	2,251,667

Matrix IT Ltd.	106,818	2,363,367

Maytronics Ltd.	65,496	654,120

Newmed Energy LP	1,159,534	2,968,068

Plus500 Ltd.	144,262	3,289,413

Total Israel		13,155,711

See Notes to Financial Statements.

WisdomTree Trust	19

Schedule of Investments (continued)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2024

Investments	Shares	Value

Italy – 1.5%

Amplifon SpA(a)	33,901	$1,237,522

Brunello Cucinelli SpA	11,048	1,264,775

Carel Industries SpA(b)	14,350	315,384

Davide Campari-Milano NV(a)	201,118	2,023,070

De' Longhi SpA	74,945	2,594,956

DiaSorin SpA	11,511	1,112,653

Ferrari NV	24,704	10,778,848

Moncler SpA	120,059	8,970,136

Piaggio & C SpA	703,683	2,228,254

Reply SpA	10,369	1,469,246

Salcef Group SpA	50,207	1,241,720

Salvatore Ferragamo SpA(a)	86,155	1,048,644

Technogym SpA(b)	157,336	1,563,290

Total Italy		35,848,498

Japan – 15.4%

Advantest Corp.	150,300	6,771,916

ARE Holdings, Inc.(a)	109,100	1,392,720

AZ-COM MARUWA Holdings, Inc.	49,200	438,865

BayCurrent Consulting, Inc.	38,300	752,486

C Uyemura & Co. Ltd.	10,900	756,939

Capcom Co. Ltd.	152,000	2,807,096

Casio Computer Co. Ltd.(a)	186,100	1,593,615

Daiwabo Holdings Co. Ltd.(a)	77,500	1,314,753

Dentsu Soken, Inc.(a)	26,400	875,668

Dexerials Corp.	29,700	1,312,259

Dip Corp.	37,800	687,091

Disco Corp.	25,800	9,749,262

FANUC Corp.	583,800	16,143,269

Fast Retailing Co. Ltd.	58,800	18,314,659

Food & Life Cos. Ltd.	24,900	473,502

Fujimi, Inc.(a)	49,000	1,139,648

Fujitsu Ltd.(a)	674,400	11,095,550

Goldwin, Inc.(a)	10,900	710,414

Hoya Corp.	42,700	5,287,244

Ibiden Co. Ltd.(a)	21,500	944,554

Internet Initiative Japan, Inc.	64,900	1,216,138

Kadokawa Corp.(a)	43,200	756,988

Kakaku.com, Inc.	149,691	1,860,938

Katitas Co. Ltd.(a)	56,300	743,623

Keyence Corp.	29,800	13,692,504

Kobe Bussan Co. Ltd.	37,700	930,886

Koei Tecmo Holdings Co. Ltd.(a)	196,900	2,107,622

Lasertec Corp.	15,800	4,363,805

M3, Inc.	88,600	1,251,037

MEITEC Group Holdings, Inc.	96,300	1,900,612

Minebea Mitsumi, Inc.	173,500	3,382,989

MISUMI Group, Inc.	78,000	1,064,257

Mitsui Chemicals, Inc.(a)	180,500	5,165,321

MonotaRO Co. Ltd.	160,600	1,928,643

Murata Manufacturing Co. Ltd.	933,900	17,425,971

NET One Systems Co. Ltd.	69,700	1,243,450

Nextage Co. Ltd.(a)	24,800	475,861

NGK Insulators Ltd.	247,900	3,341,478

NHK Spring Co. Ltd.	210,800	2,085,088

Nihon M&A Center Holdings, Inc.(a)	272,900	1,779,724

Nippon Gas Co. Ltd.	91,800	1,558,559

Nippon Steel Corp.(a)	1,202,100	29,134,116

Nomura Research Institute Ltd.	179,900	5,043,548

NSD Co. Ltd.	61,600	1,211,283

Obic Co. Ltd.	28,300	4,258,697

Oracle Corp.	46,900	3,549,767

Organo Corp.	16,600	844,560

Pan Pacific International Holdings Corp.	94,400	2,521,783

Persol Holdings Co. Ltd.	2,052,600	2,895,570

Pilot Corp.	22,900	602,213

Relo Group, Inc.	75,700	622,976

Sanrio Co. Ltd.	32,500	654,961

SG Holdings Co. Ltd.	390,700	4,912,631

Shin-Etsu Chemical Co. Ltd.	1,117,200	48,601,836

Shinko Electric Industries Co. Ltd.	42,100	1,562,494

SMC Corp.	20,600	11,546,453

Sysmex Corp.	108,700	1,911,560

Taiyo Yuden Co. Ltd.(a)	77,100	1,846,691

Takara Bio, Inc.	84,000	538,373

Takara Holdings, Inc.(a)	188,300	1,331,892

TDK Corp.	180,700	8,932,021

TechnoPro Holdings, Inc.	74,600	1,527,046

Toei Animation Co. Ltd.(a)	59,400	1,216,690

Tokyo Electron Ltd.	227,900	59,585,735

Tokyo Ohka Kogyo Co. Ltd.	62,500	1,890,961

Tokyo Seimitsu Co. Ltd.	28,800	2,316,826

Topcon Corp.	95,800	1,128,306

Tosoh Corp.	363,300	4,949,781

Ulvac, Inc.	26,500	1,726,278

Yaskawa Electric Corp.(a)	86,700	3,633,672

ZOZO, Inc.(a)	173,200	4,355,606

Total Japan		365,691,330

Netherlands – 8.4%

ASM International NV	7,573	4,628,405

ASML Holding NV	99,786	96,151,387

Corbion NV	39,511	847,037

Heineken Holding NV	180,659	14,594,355

Heineken NV	303,474	29,281,354

SBM Offshore NV(a)	409,914	6,547,638

Signify NV(b)	181,015	5,587,281

Universal Music Group NV(a)	917,120	27,614,848

Wolters Kluwer NV	94,576	14,831,029

Total Netherlands		200,083,334

Norway – 0.8%

Aker ASA, Class A	88,632	5,093,934

Atea ASA*	161,332	1,930,285

DNO ASA	2,811,152	2,526,477

Kongsberg Gruppen ASA	117,493	8,117,269

TOMRA Systems ASA	159,380	2,490,909

Total Norway		20,158,874

See Notes to Financial Statements.

20	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2024

Investments	Shares	Value

Singapore – 0.5%

Singapore Technologies Engineering Ltd.	3,104,356	$9,246,822

StarHub Ltd.	2,290,300	2,002,485

Total Singapore		11,249,307

Spain – 6.9%

CIE Automotive SA	85,873	2,466,959

Endesa SA	2,198,857	40,762,848

Industria de Diseno Textil SA	2,296,755	115,764,711

Laboratorios Farmaceuticos Rovi SA	23,896	2,087,841

Viscofan SA	40,413	2,570,752

Total Spain		163,653,111

Sweden – 3.6%

Alfa Laval AB(a)	163,405	6,430,693

Assa Abloy AB, Class B	514,347	14,772,456

Billerud Aktiebolag(a)	323,702	2,906,858

Evolution AB(b)	99,608	12,395,339

Husqvarna AB, Class B(a)	462,098	3,960,371

Investment AB Latour, Class B(a)	281,066	7,399,517

Lagercrantz Group AB, Class B	77,654	1,189,582

Lindab International AB	65,167	1,401,755

Mycronic AB	33,314	1,177,702

Nibe Industrier AB, Class B(a)	430,846	2,117,845

Paradox Interactive AB	25,095	441,461

Sandvik AB	792,787	17,623,915

Securitas AB, Class B(a)	521,718	5,384,245

Skanska AB, Class B(a)	484,735	8,636,068

Total Sweden		85,837,807

Switzerland – 13.0%

Clariant AG, Registered Shares*(a)	252,603	3,418,708

Comet Holding AG, Registered Shares	4,890	1,705,827

Givaudan SA, Registered Shares	4,811	21,451,067

Huber & Suhner AG, Registered Shares(a)	15,431	1,305,476

Logitech International SA, Registered Shares	60,038	5,383,223

Novartis AG, Registered Shares	771,454	74,832,837

Partners Group Holding AG	24,105	34,470,123

Roche Holding AG	237,716	60,623,254

Roche Holding AG, Bearer Shares	33,451	9,024,751

SFS Group AG	25,064	3,300,311

SGS SA, Registered Shares*	250	24,287

Sika AG, Registered Shares	52,090	15,533,889

Sonova Holding AG, Registered Shares	20,560	5,960,049

Stadler Rail AG(a)	61,597	1,964,101

Straumann Holding AG, Registered Shares	18,806	3,006,621

Swissquote Group Holding SA, Registered Shares	6,619	1,860,698

Tecan Group AG, Registered Shares(a)	2,442	1,013,456

UBS Group AG, Registered Shares	1,911,016	58,855,983

VAT Group AG(b)	12,868	6,676,159

Total Switzerland		310,410,820

United Kingdom – 14.1%

Admiral Group PLC	304,761	10,922,147

Airtel Africa PLC(b)	3,546,122	4,739,457

AJ Bell PLC	341,648	1,305,119

Ashtead Group PLC	185,999	13,251,926

AstraZeneca PLC	564,604	76,159,335

Auto Trader Group PLC(b)	296,974	2,626,817

Bellway PLC	170,624	5,742,006

Britvic PLC	254,556	2,643,288

Burberry Group PLC	268,098	4,108,125

Bytes Technology Group PLC	107,745	695,516

Coats Group PLC	1,053,176	1,078,974

Diageo PLC	1,516,135	56,030,855

Dr. Martens PLC(a)	989,487	1,096,848

Dunelm Group PLC	186,621	2,668,678

Greggs PLC	58,174	2,112,054

Hays PLC	2,344,409	2,797,207

Howden Joinery Group PLC	444,880	5,096,167

IMI PLC	115,662	2,651,897

Imperial Brands PLC	1,885,693	42,163,197

ITV PLC	7,847,679	7,326,135

JD Sports Fashion PLC	869,395	1,477,164

Kainos Group PLC	55,199	673,244

Moneysupermarket.com Group PLC	603,929	1,676,883

Next PLC	78,355	9,138,013

Redrow PLC	455,949	3,833,131

RELX PLC	893,801	38,660,180

Renishaw PLC	44,198	2,372,908

Rentokil Initial PLC	1,079,262	6,431,052

Rightmove PLC	362,562	2,517,203

RS Group PLC	332,589	3,053,600

Sage Group PLC	487,434	7,792,328

Savills PLC	182,310	2,455,031

Softcat PLC	96,109	1,927,986

Spirax-Sarco Engineering PLC	32,861	4,171,921

Telecom Plus PLC	97,739	2,010,072

Victrex PLC(a)	89,782	1,473,288

Total United Kingdom		334,879,752

United States – 2.4%
GSK PLC	2,631,395	56,795,735
TOTAL COMMON STOCKS (Cost: $1,886,497,453)		2,357,746,670

EXCHANGE-TRADED FUND – 0.1%

United States – 0.1%

WisdomTree International Quality Dividend Growth Fund(c)
(Cost: $868,179)	30,222	1,150,249

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.5%

United States – 2.5%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(d)
(Cost: $60,536,579)	60,536,579	60,536,579

TOTAL INVESTMENTS IN SECURITIES – 101.6%

(Cost: $1,947,902,211)		2,419,433,498

Other Assets less Liabilities – (1.6)%		(38,120,921)

NET ASSETS – 100.0%		$2,381,312,577

See Notes to Financial Statements.

WisdomTree Trust	21

Schedule of Investments (continued)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2024

*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $138,461,692 and the total market value of the collateral held by the Fund was $145,579,168. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $85,042,589.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(d)	Rate shown represents annualized 7-day yield as of March 31, 2024.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2024 were as follows:

Affiliate	Value at 3/31/2023	Purchases/ Additions	Sales/ Reductions	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2024	Dividend Income
WisdomTree International Quality Dividend Growth Fund	$1,023,619	$—	$—	$—	$126,630	$1,150,249	$20,098

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America NA	4/3/2024	7,982,872	ILS	2,179,080	USD	$—	$(97)
Bank of America NA	4/3/2024	10,848,747,423	JPY	71,703,789	USD	—	(10,621)
Bank of America NA	4/3/2024	3,069,953	SGD	2,274,809	USD	10	—
Bank of America NA	4/3/2024	2,143,254	USD	7,647,848	ILS	55,718	—
Bank of America NA	4/3/2024	70,524,907	USD	10,505,912,031	JPY	1,097,342	—
Bank of America NA	4/3/2024	2,237,409	USD	3,004,467	SGD	11,115	—
Bank of America NA	4/4/2024	49,719,528	AUD	32,437,567	USD	347	—
Bank of America NA	4/4/2024	55,682,406	CHF	61,829,426	USD	—	(1,373)
Bank of America NA	4/4/2024	136,504,816	DKK	19,765,492	USD	165	—
Bank of America NA	4/4/2024	155,235,339	EUR	167,660,376	USD	273	—
Bank of America NA	4/4/2024	62,003,500	GBP	78,327,285	USD	—	(944)
Bank of America NA	4/4/2024	42,852,105	NOK	3,950,161	USD	—	(45)
Bank of America NA	4/4/2024	185,007,702	SEK	17,303,273	USD	—	(178)
Bank of America NA	4/4/2024	31,904,261	USD	48,950,334	AUD	—	(31,817)
Bank of America NA	4/4/2024	60,812,888	USD	53,369,877	CHF	1,552,597	—
Bank of America NA	4/4/2024	19,440,527	USD	133,700,047	DKK	80,996	—
Bank of America NA	4/4/2024	164,903,871	USD	152,194,195	EUR	527,785	—
Bank of America NA	4/4/2024	77,039,506	USD	60,892,371	GBP	116,806	—
Bank of America NA	4/4/2024	3,885,217	USD	41,148,547	NOK	92,135	—
Bank of America NA	4/4/2024	17,018,789	USD	175,876,471	SEK	569,705	—
Bank of America NA	4/5/2024	18,148,020	HKD	2,319,020	USD	—	(48)
Bank of America NA	4/5/2024	2,280,893	USD	17,839,713	HKD	1,317	—
Bank of America NA	5/3/2024	33,270,784	USD	50,956,595	AUD	—	(1,783)
Bank of America NA	5/3/2024	20,852,846	USD	143,811,006	DKK	—	(919)
Bank of America NA	5/3/2024	81,293,822	USD	64,342,119	GBP	134	—
Bank of America NA	5/3/2024	2,052,671	USD	7,510,875	ILS	93	—
Bank of America NA	5/6/2024	61,983,226	USD	55,624,429	CHF	194	—
Bank of America NA	5/6/2024	174,042,083	USD	160,938,473	EUR	—	(1,660)
Bank of America NA	5/6/2024	3,043,639	USD	23,795,255	HKD	—	—
Bank of America NA	5/6/2024	4,293,017	USD	46,534,123	NOK	41	—
Bank of America NA	5/6/2024	17,659,701	USD	188,579,011	SEK	—	(216)
Bank of America NA	5/6/2024	2,331,964	USD	3,142,189	SGD	59	—
Bank of America NA	5/7/2024	73,549,742	USD	11,070,538,001	JPY	9,404	—
Barclays Bank PLC	4/1/2024	226,000,000	JPY	1,493,262	USD	15	—
Barclays Bank PLC	4/2/2024	757,938	USD	600,000	GBP	—	(12)
Barclays Bank PLC	4/3/2024	436,400	HKD	55,759	USD	1	—
Barclays Bank PLC	4/3/2024	7,982,872	ILS	2,179,080	USD	—	(97)

See Notes to Financial Statements.

22	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Barclays Bank PLC	4/3/2024	10,848,747,423	JPY	71,703,789	USD	$—	$(10,621)
Barclays Bank PLC	4/3/2024	3,069,968	SGD	2,274,809	USD	22	—
Barclays Bank PLC	4/3/2024	2,143,254	USD	7,647,872	ILS	55,712	—
Barclays Bank PLC	4/3/2024	70,524,907	USD	10,505,954,345	JPY	1,097,062	—
Barclays Bank PLC	4/3/2024	2,237,409	USD	3,004,623	SGD	10,999	—
Barclays Bank PLC	4/4/2024	49,719,376	AUD	32,437,567	USD	248	—
Barclays Bank PLC	4/4/2024	55,684,138	CHF	61,829,426	USD	549	—
Barclays Bank PLC	4/4/2024	136,505,212	DKK	19,765,492	USD	222	—
Barclays Bank PLC	4/4/2024	155,235,483	EUR	167,660,376	USD	429	—
Barclays Bank PLC	4/4/2024	62,004,727	GBP	78,327,285	USD	606	—
Barclays Bank PLC	4/4/2024	42,852,105	NOK	3,950,161	USD	—	(45)
Barclays Bank PLC	4/4/2024	185,011,042	SEK	17,303,273	USD	135	—
Barclays Bank PLC	4/4/2024	31,904,261	USD	48,950,334	AUD	—	(31,817)
Barclays Bank PLC	4/4/2024	60,812,888	USD	53,371,154	CHF	1,551,179	—
Barclays Bank PLC	4/4/2024	19,440,527	USD	133,700,844	DKK	80,880	—
Barclays Bank PLC	4/4/2024	164,903,871	USD	152,194,981	EUR	526,935	—
Barclays Bank PLC	4/4/2024	77,039,506	USD	60,892,612	GBP	116,502	—
Barclays Bank PLC	4/4/2024	3,885,217	USD	41,150,105	NOK	91,992	—
Barclays Bank PLC	4/4/2024	17,018,789	USD	175,878,517	SEK	569,513	—
Barclays Bank PLC	4/5/2024	18,148,391	HKD	2,319,020	USD	—	(1)
Barclays Bank PLC	4/5/2024	2,280,893	USD	17,839,713	HKD	1,317	—
Barclays Bank PLC	5/3/2024	33,270,784	USD	50,955,581	AUD	—	(1,120)
Barclays Bank PLC	5/3/2024	642,293	USD	983,688	AUD	—	(15)
Barclays Bank PLC	5/3/2024	20,852,846	USD	143,814,134	DKK	—	(1,373)
Barclays Bank PLC	5/3/2024	402,565	USD	2,776,237	DKK	—	(12)
Barclays Bank PLC	5/3/2024	81,293,822	USD	64,343,392	GBP	—	(1,474)
Barclays Bank PLC	5/3/2024	1,569,379	USD	1,242,146	GBP	—	(22)
Barclays Bank PLC	5/3/2024	2,052,671	USD	7,511,263	ILS	—	(13)
Barclays Bank PLC	5/3/2024	39,627	USD	145,007	ILS	—	(1)
Barclays Bank PLC	5/6/2024	61,983,226	USD	55,625,545	CHF	—	(1,049)
Barclays Bank PLC	5/6/2024	1,196,587	USD	1,073,847	CHF	—	(15)
Barclays Bank PLC	5/6/2024	174,042,083	USD	160,938,621	EUR	—	(1,821)
Barclays Bank PLC	5/6/2024	3,359,886	USD	3,106,941	EUR	—	(54)
Barclays Bank PLC	5/6/2024	3,043,639	USD	23,795,711	HKD	—	(58)
Barclays Bank PLC	5/6/2024	58,757	USD	459,376	HKD	—	(1)
Barclays Bank PLC	5/6/2024	4,293,017	USD	46,535,411	NOK	—	(77)
Barclays Bank PLC	5/6/2024	82,877	USD	898,432	NOK	—	(7)
Barclays Bank PLC	5/6/2024	17,659,701	USD	188,581,890	SEK	—	(486)
Barclays Bank PLC	5/6/2024	340,921	USD	3,640,580	SEK	—	(10)
Barclays Bank PLC	5/6/2024	2,331,964	USD	3,142,352	SGD	—	(63)
Barclays Bank PLC	5/6/2024	45,019	USD	60,664	SGD	—	(1)
Barclays Bank PLC	5/7/2024	73,549,742	USD	11,070,611,551	JPY	8,915	—
Barclays Bank PLC	5/7/2024	1,419,879	USD	213,719,448	JPY	165	—
Citibank NA	4/3/2024	7,982,849	ILS	2,179,079	USD	—	(102)
Citibank NA	4/3/2024	10,848,819,127	JPY	71,703,789	USD	—	(10,147)
Citibank NA	4/3/2024	3,069,953	SGD	2,274,806	USD	13	—
Citibank NA	4/4/2024	49,719,528	AUD	32,437,567	USD	347	—
Citibank NA	4/4/2024	55,682,714	CHF	61,829,424	USD	—	(1,030)
Citibank NA	4/4/2024	136,505,389	DKK	19,765,489	USD	251	—
Citibank NA	4/4/2024	155,236,488	EUR	167,660,375	USD	1,515	—
Citibank NA	4/4/2024	62,003,448	GBP	78,327,282	USD	—	(1,006)
Citibank NA	4/4/2024	42,852,094	NOK	3,950,160	USD	—	(45)
Citibank NA	4/4/2024	185,007,296	SEK	17,303,269	USD	—	(212)
Citibank NA	4/5/2024	18,148,336	HKD	2,319,016	USD	—	(3)
Citibank NA	5/3/2024	33,270,782	USD	50,954,797	AUD	—	(611)

See Notes to Financial Statements.

WisdomTree Trust	23

Schedule of Investments (continued)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Citibank NA	5/3/2024	20,852,844	USD	143,809,741	DKK	$—	$(738)
Citibank NA	5/3/2024	81,293,820	USD	64,341,863	GBP	456	—
Citibank NA	5/3/2024	2,052,669	USD	7,511,256	ILS	—	(13)
Citibank NA	5/6/2024	61,983,223	USD	55,624,426	CHF	194	—
Citibank NA	5/6/2024	174,042,080	USD	160,939,065	EUR	—	(2,304)
Citibank NA	5/6/2024	3,043,636	USD	23,797,666	HKD	—	(311)
Citibank NA	5/6/2024	4,293,015	USD	46,534,917	NOK	—	(34)
Citibank NA	5/6/2024	17,659,701	USD	188,578,994	SEK	—	(215)
Citibank NA	5/6/2024	2,331,964	USD	3,142,352	SGD	—	(63)
Citibank NA	5/7/2024	73,549,741	USD	11,070,684,950	JPY	8,427	—
HSBC Holdings PLC	4/2/2024	58,456,345	JPY	306,000	GBP	—	(309)
HSBC Holdings PLC	4/2/2024	279,000,000	JPY	1,844,506	USD	—	(1,036)
HSBC Holdings PLC	4/3/2024	2,143,254	USD	7,648,043	ILS	55,665	—
HSBC Holdings PLC	4/3/2024	70,524,907	USD	10,505,904,978	JPY	1,097,389	—
HSBC Holdings PLC	4/3/2024	2,237,409	USD	3,004,415	SGD	11,153	—
HSBC Holdings PLC	4/4/2024	31,904,261	USD	48,950,709	AUD	—	(32,062)
HSBC Holdings PLC	4/4/2024	60,812,888	USD	53,371,762	CHF	1,550,504	—
HSBC Holdings PLC	4/4/2024	19,440,527	USD	133,701,641	DKK	80,765	—
HSBC Holdings PLC	4/4/2024	164,903,871	USD	152,194,981	EUR	526,935	—
HSBC Holdings PLC	4/4/2024	77,039,506	USD	60,892,516	GBP	116,623	—
HSBC Holdings PLC	4/4/2024	3,885,217	USD	41,148,994	NOK	92,094	—
HSBC Holdings PLC	4/4/2024	17,018,789	USD	175,878,122	SEK	569,550	—
HSBC Holdings PLC	4/5/2024	2,280,893	USD	17,839,599	HKD	1,331	—
JP Morgan Chase Bank NA	4/3/2024	84,297	USD	307,897	ILS	254	—
JP Morgan Chase Bank NA	4/3/2024	2,773,841	USD	410,006,653	JPY	64,341	—
JP Morgan Chase Bank NA	4/3/2024	88,000	USD	117,479	SGD	949	—
JP Morgan Chase Bank NA	4/4/2024	1,254,838	USD	1,904,665	AUD	12,200	—
JP Morgan Chase Bank NA	4/4/2024	2,391,854	USD	2,109,261	CHF	49,795	—
JP Morgan Chase Bank NA	4/4/2024	764,622	USD	5,232,554	DKK	6,957	—
JP Morgan Chase Bank NA	4/4/2024	6,485,894	USD	5,952,778	EUR	56,645	—
JP Morgan Chase Bank NA	4/4/2024	3,030,069	USD	2,376,560	GBP	27,864	—
JP Morgan Chase Bank NA	4/4/2024	152,811	USD	1,612,784	NOK	4,144	—
JP Morgan Chase Bank NA	4/4/2024	669,372	USD	6,911,095	SEK	23,002	—
JP Morgan Chase Bank NA	4/5/2024	89,711	USD	701,405	HKD	85	—
Morgan Stanley & Co. International	4/3/2024	7,982,892	ILS	2,179,080	USD	—	(92)
Morgan Stanley & Co. International	4/3/2024	10,848,784,207	JPY	71,703,789	USD	—	(10,378)
Morgan Stanley & Co. International	4/3/2024	3,069,968	SGD	2,274,809	USD	22	—
Morgan Stanley & Co. International	4/3/2024	2,143,254	USD	7,647,951	ILS	55,690	—
Morgan Stanley & Co. International	4/3/2024	70,524,907	USD	10,505,947,081	JPY	1,097,110	—
Morgan Stanley & Co. International	4/3/2024	2,237,409	USD	3,004,489	SGD	11,098	—
Morgan Stanley & Co. International	4/4/2024	49,719,452	AUD	32,437,567	USD	297	—
Morgan Stanley & Co. International	4/4/2024	55,683,086	CHF	61,829,426	USD	—	(618)
Morgan Stanley & Co. International	4/4/2024	136,505,805	DKK	19,765,492	USD	308	—
Morgan Stanley & Co. International	4/4/2024	155,236,633	EUR	167,660,376	USD	1,671	—
Morgan Stanley & Co. International	4/4/2024	62,003,598	GBP	78,327,285	USD	—	(820)
Morgan Stanley & Co. International	4/4/2024	42,852,176	NOK	3,950,161	USD	—	(38)
Morgan Stanley & Co. International	4/4/2024	185,007,685	SEK	17,303,273	USD	—	(179)
Morgan Stanley & Co. International	4/4/2024	31,904,261	USD	48,950,859	AUD	—	(32,160)
Morgan Stanley & Co. International	4/4/2024	60,812,888	USD	53,371,519	CHF	1,550,774	—
Morgan Stanley & Co. International	4/4/2024	19,440,527	USD	133,703,371	DKK	80,515	—
Morgan Stanley & Co. International	4/4/2024	164,903,871	USD	152,194,841	EUR	527,087	—
Morgan Stanley & Co. International	4/4/2024	77,039,506	USD	60,892,564	GBP	116,562	—
Morgan Stanley & Co. International	4/4/2024	3,885,217	USD	41,149,075	NOK	92,087	—
Morgan Stanley & Co. International	4/4/2024	17,018,789	USD	175,875,280	SEK	569,816	—
Morgan Stanley & Co. International	4/5/2024	18,148,495	HKD	2,319,020	USD	13	—

See Notes to Financial Statements.

24	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Morgan Stanley & Co. International	4/5/2024	2,280,893	USD	17,840,226	HKD	$1,251	$—
Morgan Stanley & Co. International	5/3/2024	33,270,784	USD	50,955,659	AUD	—	(1,171)
Morgan Stanley & Co. International	5/3/2024	20,852,846	USD	143,811,006	DKK	—	(919)
Morgan Stanley & Co. International	5/3/2024	81,293,822	USD	64,341,762	GBP	585	—
Morgan Stanley & Co. International	5/3/2024	2,052,671	USD	7,511,181	ILS	10	—
Morgan Stanley & Co. International	5/6/2024	61,983,226	USD	55,625,607	CHF	—	(1,119)
Morgan Stanley & Co. International	5/6/2024	174,042,083	USD	160,939,068	EUR	—	(2,304)
Morgan Stanley & Co. International	5/6/2024	3,043,639	USD	23,796,472	HKD	—	(155)
Morgan Stanley & Co. International	5/6/2024	4,293,017	USD	46,533,600	NOK	90	—
Morgan Stanley & Co. International	5/6/2024	17,659,701	USD	188,578,994	SEK	—	(215)
Morgan Stanley & Co. International	5/6/2024	2,331,964	USD	3,142,314	SGD	—	(35)
Morgan Stanley & Co. International	5/7/2024	73,549,742	USD	11,070,516,892	JPY	9,544	—
Royal Bank of Canada	4/3/2024	7,982,914	ILS	2,179,080	USD	—	(86)
Royal Bank of Canada	4/3/2024	10,848,748,355	JPY	71,703,789	USD	—	(10,615)
Royal Bank of Canada	4/3/2024	3,069,957	SGD	2,274,809	USD	13	—
Royal Bank of Canada	4/3/2024	2,143,251	USD	7,649,503	ILS	55,264	—
Royal Bank of Canada	4/3/2024	70,524,905	USD	10,505,932,678	JPY	1,097,204	—
Royal Bank of Canada	4/3/2024	2,237,406	USD	3,004,510	SGD	11,080	—
Royal Bank of Canada	4/4/2024	49,719,452	AUD	32,437,567	USD	297	—
Royal Bank of Canada	4/4/2024	55,683,025	CHF	61,829,426	USD	—	(687)
Royal Bank of Canada	4/4/2024	136,504,342	DKK	19,765,492	USD	96	—
Royal Bank of Canada	4/4/2024	155,236,920	EUR	167,660,376	USD	1,981	—
Royal Bank of Canada	4/4/2024	62,003,549	GBP	78,327,285	USD	—	(882)
Royal Bank of Canada	4/4/2024	42,852,026	NOK	3,950,161	USD	—	(52)
Royal Bank of Canada	4/4/2024	185,007,131	SEK	17,303,273	USD	—	(231)
Royal Bank of Canada	4/4/2024	31,904,260	USD	48,951,759	AUD	—	(32,748)
Royal Bank of Canada	4/4/2024	60,812,886	USD	53,373,220	CHF	1,548,883	—
Royal Bank of Canada	4/4/2024	19,440,527	USD	133,700,650	DKK	80,909	—
Royal Bank of Canada	4/4/2024	164,903,870	USD	152,194,980	EUR	526,935	—
Royal Bank of Canada	4/4/2024	77,039,502	USD	60,892,176	GBP	117,049	—
Royal Bank of Canada	4/4/2024	3,885,213	USD	41,149,045	NOK	92,085	—
Royal Bank of Canada	4/4/2024	17,018,789	USD	175,877,833	SEK	569,577	—
Royal Bank of Canada	4/5/2024	18,148,449	HKD	2,319,020	USD	7	—
Royal Bank of Canada	4/5/2024	2,280,889	USD	17,840,455	HKD	1,218	—
Royal Bank of Canada	5/3/2024	33,270,784	USD	50,955,659	AUD	—	(1,171)
Royal Bank of Canada	5/3/2024	20,852,846	USD	143,809,379	DKK	—	(683)
Royal Bank of Canada	5/3/2024	81,293,822	USD	64,342,017	GBP	263	—
Royal Bank of Canada	5/3/2024	2,052,671	USD	7,511,366	ILS	—	(41)
Royal Bank of Canada	5/6/2024	61,983,226	USD	55,624,739	CHF	—	(152)
Royal Bank of Canada	5/6/2024	174,042,083	USD	160,939,514	EUR	—	(2,787)
Royal Bank of Canada	5/6/2024	3,043,639	USD	23,795,806	HKD	—	(70)
Royal Bank of Canada	5/6/2024	4,293,017	USD	46,534,299	NOK	25	—
Royal Bank of Canada	5/6/2024	17,659,701	USD	188,580,548	SEK	—	(360)
Royal Bank of Canada	5/6/2024	2,331,964	USD	3,142,335	SGD	—	(50)
Royal Bank of Canada	5/7/2024	73,549,742	USD	11,070,612,507	JPY	8,909	—
Standard Chartered Bank	4/2/2024	6,905,815	JPY	70,000	AUD	—	(38)
Standard Chartered Bank	4/2/2024	33,537,162	JPY	200,000	CHF	—	(455)
Standard Chartered Bank	4/3/2024	52,686	USD	188,391	ILS	1,263	—
Standard Chartered Bank	4/3/2024	42,149	USD	153,545	ILS	238	—
Standard Chartered Bank	4/3/2024	1,733,651	USD	259,761,424	JPY	17,036	—
Standard Chartered Bank	4/3/2024	1,386,920	USD	209,778,445	JPY	614	—
Standard Chartered Bank	4/3/2024	55,000	USD	73,757	SGD	346	—
Standard Chartered Bank	4/3/2024	44,000	USD	59,215	SGD	122	—
Standard Chartered Bank	4/4/2024	784,274	USD	1,201,964	AUD	91	—
Standard Chartered Bank	4/4/2024	627,419	USD	959,516	AUD	1,413	—

See Notes to Financial Statements.

WisdomTree Trust	25

Schedule of Investments (concluded)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Standard Chartered Bank	4/4/2024	1,494,909	USD	1,318,484	CHF	$30,904	$—
Standard Chartered Bank	4/4/2024	1,195,927	USD	1,073,260	CHF	4,212	—
Standard Chartered Bank	4/4/2024	477,889	USD	3,274,192	DKK	3,792	—
Standard Chartered Bank	4/4/2024	382,311	USD	2,629,954	DKK	1,498	—
Standard Chartered Bank	4/4/2024	4,053,684	USD	3,727,046	EUR	28,319	—
Standard Chartered Bank	4/4/2024	3,242,947	USD	2,991,353	EUR	12,161	—
Standard Chartered Bank	4/4/2024	1,893,793	USD	1,491,077	GBP	10,180	—
Standard Chartered Bank	4/4/2024	1,515,034	USD	1,198,129	GBP	1,490	—
Standard Chartered Bank	4/4/2024	95,507	USD	1,006,958	NOK	2,685	—
Standard Chartered Bank	4/4/2024	76,405	USD	817,987	NOK	1,003	—
Standard Chartered Bank	4/4/2024	418,358	USD	4,325,941	SEK	13,769	—
Standard Chartered Bank	4/4/2024	334,686	USD	3,536,130	SEK	3,965	—
Standard Chartered Bank	4/5/2024	56,069	USD	438,386	HKD	52	—
Standard Chartered Bank	4/5/2024	44,855	USD	350,803	HKD	29	—
						$20,950,589	$(251,518)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$2,357,746,670	$—	$—	$2,357,746,670
Exchange-Traded Fund	1,150,249	—	—	1,150,249
Investment of Cash Collateral for Securities Loaned	—	60,536,579	—	60,536,579
Total Investments in Securities	$2,358,896,919	$60,536,579	$—	$2,419,433,498
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$20,950,589	$—	$20,950,589
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(251,518)	$—	$(251,518)
Total – Net	$2,358,896,919	$81,235,650	$—	$2,440,132,569

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

26	WisdomTree Trust

Schedule of Investments

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 98.9%

Japan – 98.9%

Air Freight & Logistics – 0.3%

Mitsui-Soko Holdings Co. Ltd.(a)	71,100	$2,210,351

Nippon Express Holdings, Inc.	224,500	11,469,384

Total Air Freight & Logistics		13,679,735

Automobile Components – 5.7%

Aisan Industry Co. Ltd.	150,100	1,688,991

Aisin Corp.	404,808	16,639,536

Bridgestone Corp.	1,500,485	65,989,812

Daikyonishikawa Corp.	19,500	99,339

Denso Corp.	4,335,516	82,588,078

Eagle Industry Co. Ltd.	107,900	1,306,107

Exedy Corp.(a)	118,100	2,387,829

FuKoKu Co. Ltd.	72,400	896,479

Futaba Industrial Co. Ltd.	159,600	1,236,980

G-Tekt Corp.	73,600	1,027,565

JTEKT Corp.	614,178	5,795,013

Koito Manufacturing Co. Ltd.	172,700	2,892,692

KYB Corp.	95,700	3,269,147

Musashi Seimitsu Industry Co. Ltd.	31,900	355,159

NHK Spring Co. Ltd.	326,000	3,224,566

Nifco, Inc.	125,690	3,206,509

Niterra Co. Ltd.(a)	608,764	20,449,676

Pacific Industrial Co. Ltd.	97,500	1,100,334

Press Kogyo Co. Ltd.	405,800	1,917,123

Sanoh Industrial Co. Ltd.(a)	115,000	868,512

Seiren Co. Ltd.(a)	101,310	1,846,199

Shoei Co. Ltd.(a)	81,100	1,207,296

Sumitomo Electric Industries Ltd.	1,030,083	15,977,534

Sumitomo Riko Co. Ltd.	108,400	954,754

Sumitomo Rubber Industries Ltd.	285,691	3,545,064

Tachi-S Co. Ltd.	139,400	1,841,228

Tokai Rika Co. Ltd.	178,714	3,091,435

Topre Corp.	69,600	1,201,197

Toyo Tire Corp.	348,500	6,511,996

Toyoda Gosei Co. Ltd.	174,100	3,732,892

Toyota Boshoku Corp.	318,436	5,405,280

Yokohama Rubber Co. Ltd.	167,100	4,445,106

Total Automobile Components		266,699,428

Automobiles – 10.0%

Honda Motor Co. Ltd.	6,730,941	84,100,627

Isuzu Motors Ltd.(a)	1,617,600	21,964,175

Mazda Motor Corp.	1,254,500	14,551,354

Mitsubishi Motors Corp.(a)	1,272,900	4,254,074

Nissan Motor Co. Ltd.(a)	3,127,100	12,568,733

Subaru Corp.	1,396,767	31,821,683

Suzuki Motor Corp.(a)	1,446,144	16,611,856

Toyota Motor Corp.	10,705,950	268,241,187

Yamaha Motor Co. Ltd.	1,667,900	15,687,705

Total Automobiles		469,801,394

Banks – 10.3%

Mitsubishi UFJ Financial Group, Inc.	21,601,322	222,229,068

Mizuho Financial Group, Inc.(a)	5,784,864	116,427,340

Sumitomo Mitsui Financial Group, Inc.	1,979,900	116,547,815

Sumitomo Mitsui Trust Holdings, Inc.	1,277,000	27,911,831

Total Banks		483,116,054

Beverages – 0.8%

Asahi Group Holdings Ltd.	426,000	15,711,996

Kirin Holdings Co. Ltd.	1,240,045	17,189,959

Sapporo Holdings Ltd.	34,000	1,354,878

Takara Holdings, Inc.(a)	436,200	3,085,349

Total Beverages		37,342,182

Biotechnology – 0.0%

Takara Bio, Inc.	98,900	633,870

Broadline Retail – 0.1%

Ryohin Keikaku Co. Ltd.	233,000	3,885,771

Building Products – 1.0%

AGC, Inc.	395,647	14,451,330

Central Glass Co. Ltd.	65,100	1,248,275

Daikin Industries Ltd.(a)	144,849	19,715,811

Nihon Flush Co. Ltd.	17,600	113,151

Nitto Boseki Co. Ltd.(a)	20,100	792,871

Noritz Corp.	113,200	1,304,442

Okabe Co. Ltd.	1,000	5,187

Sanwa Holdings Corp.	472,131	8,363,561

Total Building Products		45,994,628

Capital Markets – 1.0%

Nomura Holdings, Inc.	4,953,900	31,999,291

SBI Holdings, Inc.	574,300	14,992,628

Sparx Group Co. Ltd.	111,300	1,382,563

Total Capital Markets		48,374,482

Chemicals – 7.1%

ADEKA Corp.	132,800	2,828,948

Aica Kogyo Co. Ltd.	173,700	4,269,477

Arakawa Chemical Industries Ltd.	84,200	648,142

Artience Co. Ltd.	91,200	1,754,762

Asahi Kasei Corp.	2,195,894	16,134,224

Asahi Yukizai Corp.	25,300	882,646

C Uyemura & Co. Ltd.	20,300	1,409,713

Chugoku Marine Paints Ltd.	161,700	2,422,108

Daicel Corp.	372,142	3,722,772

Denka Co. Ltd.	142,415	2,208,047

DIC Corp.	137,153	2,617,185

Fujimi, Inc.(a)	88,000	2,046,714

Fuso Chemical Co. Ltd.(a)	20,800	632,885

Ishihara Sangyo Kaisha Ltd.	86,900	1,015,733

JCU Corp.	13,700	357,561

JSP Corp.(a)	64,100	974,132

Kaneka Corp.	85,400	2,152,140

Kansai Paint Co. Ltd.(a)	225,700	3,245,057

Kanto Denka Kogyo Co. Ltd.	148,100	986,387

KH Neochem Co. Ltd.	58,700	912,236

See Notes to Financial Statements.

WisdomTree Trust	27

Schedule of Investments (continued)

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2024

Investments	Shares	Value

Kumiai Chemical Industry Co. Ltd.	249,000	$1,367,201

Kuraray Co. Ltd.	592,837	6,429,958

Kureha Corp.	87,400	1,569,036

Lintec Corp.	116,147	2,428,922

MEC Co. Ltd.(a)	24,600	663,986

Mitsubishi Chemical Group Corp.	3,366,263	20,373,960

Mitsubishi Gas Chemical Co., Inc.(a)	360,382	6,167,296

Mitsui Chemicals, Inc.(a)	288,915	8,267,804

Nihon Nohyaku Co. Ltd.(a)	89,100	485,106

Nippon Kayaku Co. Ltd.	308,200	2,659,547

Nippon Paint Holdings Co. Ltd.	1,174,900	8,333,643

Nippon Pillar Packing Co. Ltd.	55,800	2,352,268

Nippon Sanso Holdings Corp.	181,053	5,680,000

Nippon Shokubai Co. Ltd.	238,800	2,313,131

Nippon Soda Co. Ltd.	77,500	3,103,175

Nissan Chemical Corp.	156,453	5,918,223

Nitto Denko Corp.	237,274	21,603,857

NOF Corp.	305,100	4,204,209

Osaka Soda Co. Ltd.(a)	9,500	606,363

Resonac Holdings Corp.(a)	207,600	4,973,786

Riken Technos Corp.	149,800	993,751

Sakata INX Corp.	79,400	825,766

Sanyo Chemical Industries Ltd.	24,500	689,616

Shin-Etsu Chemical Co. Ltd.	2,881,095	125,337,008

Shin-Etsu Polymer Co. Ltd.	156,300	1,589,387

Sumitomo Bakelite Co. Ltd.	128,200	3,920,246

Sumitomo Seika Chemicals Co. Ltd.	25,000	840,794

T Hasegawa Co. Ltd.(a)	32,000	640,655

Taiyo Holdings Co. Ltd.	86,852	1,945,411

Takasago International Corp.	29,000	662,989

Teijin Ltd.	196,800	1,833,480

Tokai Carbon Co. Ltd.	303,600	1,999,393

Tokuyama Corp.	113,000	2,027,123

Tokyo Ohka Kogyo Co. Ltd.	97,500	2,949,899

Toray Industries, Inc.	1,732,418	8,471,787

Tosoh Corp.(a)	598,507	8,154,359

Toyobo Co. Ltd.	206,951	1,541,074

UBE Corp.	205,500	3,702,109

Valqua Ltd.(a)	68,800	2,332,049

Zeon Corp.(a)	253,500	2,212,650

Total Chemicals		333,391,886

Commercial Services & Supplies – 0.1%

Inui Global Logistics Co. Ltd.(a)	2,000	13,704

Pilot Corp.	49,900	1,312,247

Sato Holdings Corp.	61,200	929,251

Total Commercial Services & Supplies		2,255,202

Construction & Engineering – 0.8%

Kajima Corp.	668,400	13,805,665

Obayashi Corp.	978,100	12,036,812

Penta-Ocean Construction Co. Ltd.	371,100	1,904,970

Shimizu Corp.(a)	700,800	4,632,795

Sumitomo Mitsui Construction Co. Ltd.	331,800	942,707

Taikisha Ltd.	71,700	2,200,578

Toda Corp.	452,900	3,059,832

Total Construction & Engineering		38,583,359

Construction Materials – 0.2%

Krosaki Harima Corp.	86,000	1,991,675

Shinagawa Refractories Co. Ltd.(a)	145,600	1,853,852

Taiheiyo Cement Corp.	139,300	3,238,935

Total Construction Materials		7,084,462

Consumer Finance – 0.0%
J Trust Co. Ltd.(a)	238,300	716,419

Consumer Staples Distribution & Retail – 0.8%
Seven & i Holdings Co. Ltd.	2,478,472	36,126,131

Containers & Packaging – 0.2%

Fuji Seal International, Inc.	64,300	881,154

Rengo Co. Ltd.	281,100	2,173,094

Toyo Seikan Group Holdings Ltd.	264,800	4,266,509

Total Containers & Packaging		7,320,757

Diversified Consumer Services – 0.0%
Aucnet, Inc.	12,200	196,851

Electrical Equipment – 1.6%

Daihen Corp.	38,800	2,381,658

Fuji Electric Co. Ltd.	118,773	8,044,027

Fujikura Ltd.	662,300	9,968,743

Furukawa Electric Co. Ltd.(a)	117,681	2,516,987

GS Yuasa Corp.(a)	64,784	1,346,661

Idec Corp.(a)	87,300	1,558,012

Mabuchi Motor Co. Ltd.	186,100	3,412,254

Mitsubishi Electric Corp.	2,392,914	39,717,202

Sanyo Denki Co. Ltd.	24,000	1,117,976

Sinfonia Technology Co. Ltd.	117,700	2,519,726

Toyo Tanso Co. Ltd.	20,900	1,139,284

Total Electrical Equipment		73,722,530

Electronic Equipment, Instruments & Components – 3.6%

A&D HOLON Holdings Co. Ltd.(a)	63,400	1,214,840

Ai Holdings Corp.	103,900	1,688,817

Alps Alpine Co. Ltd.(a)	332,900	2,635,133

Amano Corp.	185,433	4,744,105

Anritsu Corp.	240,700	1,966,537

Azbil Corp.(a)	99,600	2,760,067

Canon Electronics, Inc.	111,200	1,780,287

Citizen Watch Co. Ltd.(a)	458,900	3,004,856

Dexerials Corp.(a)	61,000	2,695,213

Elematec Corp.	145,200	1,841,084

ESPEC Corp.	67,800	1,366,348

Hagiwara Electric Holdings Co. Ltd.	19,400	573,623

Hakuto Co. Ltd.(a)	91,119	3,395,627

Hamamatsu Photonics KK	96,300	3,406,085

Hioki EE Corp.(a)	20,400	975,889

Hirose Electric Co. Ltd.	52,660	5,387,955

Horiba Ltd.	90,200	9,553,708

Ibiden Co. Ltd.(a)	33,401	1,467,397

Innotech Corp.	70,400	941,489

See Notes to Financial Statements.

28	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2024

Investments	Shares	Value

Iriso Electronics Co. Ltd.	23,300	$466,477

Japan Aviation Electronics Industry Ltd.(a)	73,900	1,210,467

Kaga Electronics Co. Ltd.(a)	68,200	2,874,994

Keyence Corp.	53,240	24,462,715

Koa Corp.(a)	30,700	296,158

Macnica Holdings, Inc.(a)	78,000	3,828,749

Maxell Ltd.	77,400	814,683

Meiko Electronics Co. Ltd.(a)	26,700	956,186

Murata Manufacturing Co. Ltd.	1,628,104	30,379,370

Nichicon Corp.	107,700	914,431

Nippon Electric Glass Co. Ltd.	201,660	5,159,255

Nissha Co. Ltd.	64,400	626,362

Omron Corp.	161,700	5,781,220

Optex Group Co. Ltd.	1,000	13,083

Osaki Electric Co. Ltd.	161,000	726,572

Restar Corp.	72,700	1,457,891

Riken Keiki Co. Ltd.	33,000	834,022

Sanshin Electronics Co. Ltd.(a)	64,054	910,371

Shibaura Electronics Co. Ltd.	16,700	675,305

Shimadzu Corp.	187,300	5,234,920

Siix Corp.	52,100	594,514

Sumida Corp.	93,400	757,222

Taiyo Yuden Co. Ltd.(a)	142,600	3,415,541

TDK Corp.	310,904	15,368,019

Tokyo Electron Device Ltd.(a)	66,100	3,009,211

Tomen Devices Corp.	11,400	494,883

Topcon Corp.	150,600	1,773,726

Yokogawa Electric Corp.	202,738	4,680,475

Total Electronic Equipment, Instruments & Components		169,115,882

Entertainment – 2.1%

Capcom Co. Ltd.	273,600	5,052,773

Koei Tecmo Holdings Co. Ltd.(a)	343,044	3,671,950

Konami Group Corp.	96,600	6,551,911

Marvelous, Inc.	2,000	9,184

Nexon Co. Ltd.	117,800	1,953,669

Nintendo Co. Ltd.	1,484,500	80,392,230

Toei Animation Co. Ltd.(a)	90,500	1,853,712

Total Entertainment		99,485,429

Food Products – 1.2%

Ajinomoto Co., Inc.	304,213	11,376,957

Calbee, Inc.(a)	113,600	2,573,817

Fuji Oil Holdings, Inc.	81,500	1,287,296

House Foods Group, Inc.	73,000	1,493,330

Kagome Co. Ltd.(a)	90,400	2,198,104

Kikkoman Corp.	340,500	4,429,908

Maruha Nichiro Corp.	109,600	2,153,329

Nichirei Corp.	164,900	4,514,062

Nisshin Oillio Group Ltd.	78,000	2,654,201

Nisshin Seifun Group, Inc.	379,700	5,267,304

Nissin Foods Holdings Co. Ltd.(a)	230,700	6,402,194

Nissui Corp.	371,900	2,359,253

Riken Vitamin Co. Ltd.	67,300	1,146,383

Toyo Suisan Kaisha Ltd.	69,100	4,326,027

Yakult Honsha Co. Ltd.(a)	182,174	3,754,341

Total Food Products		55,936,506

Ground Transportation – 0.1%

Alps Logistics Co. Ltd.(a)	75,100	1,463,345

Kintetsu Group Holdings Co. Ltd.(a)	111,500	3,279,910

Nishi-Nippon Railroad Co. Ltd.	59,200	985,330

Total Ground Transportation		5,728,585

Health Care Equipment & Supplies – 1.0%

Asahi Intecc Co. Ltd.	73,700	1,282,914

Eiken Chemical Co. Ltd.(a)	62,600	827,249

Hoya Corp.	109,157	13,516,153

Jeol Ltd.(a)	35,300	1,459,628

Mani, Inc.	67,000	878,532

Menicon Co. Ltd.	69,600	728,214

Nakanishi, Inc.	54,000	840,266

Nihon Kohden Corp.	73,300	1,939,233

Nipro Corp.(a)	109,300	885,045

Olympus Corp.	415,000	6,066,851

PHC Holdings Corp.(a)	290,000	2,368,364

Sysmex Corp.	300,300	5,280,970

Terumo Corp.	635,024	11,450,530

Total Health Care Equipment & Supplies		47,523,949

Health Care Technology – 0.1%
M3, Inc.	224,900	3,175,601

Hotels, Restaurants & Leisure – 0.0%

Round One Corp.	176,200	916,247

Zensho Holdings Co. Ltd.(a)	22,500	957,415

Total Hotels, Restaurants & Leisure		1,873,662

Household Durables – 1.9%

Casio Computer Co. Ltd.(a)	401,357	3,436,907

Fujitsu General Ltd.(a)	59,500	740,679

JVCKenwood Corp.	178,400	1,112,753

Nikon Corp.(a)	507,900	5,137,896

Panasonic Holdings Corp.	2,315,870	22,118,934

Rinnai Corp.	140,300	3,229,741

Sekisui Chemical Co. Ltd.	911,900	13,436,433

Sony Group Corp.	334,500	28,699,214

Sumitomo Forestry Co. Ltd.	307,200	9,974,435

Tamron Co. Ltd.	54,400	2,472,972

Zojirushi Corp.	33,300	318,159

Total Household Durables		90,678,123

Household Products – 0.2%

Lion Corp.	237,300	2,129,263

Pigeon Corp.	281,300	2,701,573

Unicharm Corp.	207,000	6,611,636

Total Household Products		11,442,472

Independent Power & Renewable Electricity Producers – 0.2%
Electric Power Development Co. Ltd.	485,300	8,003,626

Industrial Conglomerates – 1.9%

Hitachi Ltd.	955,905	87,824,897

Nisshinbo Holdings, Inc.	243,624	1,983,183

Total Industrial Conglomerates		89,808,080

See Notes to Financial Statements.

WisdomTree Trust	29

Schedule of Investments (continued)

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2024

Investments	Shares	Value

Insurance – 4.4%

Dai-ichi Life Holdings, Inc.	1,145,300	$29,157,494

MS&AD Insurance Group Holdings, Inc.	2,736,600	49,019,939

Sompo Holdings, Inc.	1,943,400	40,962,344

Tokio Marine Holdings, Inc.	2,832,800	88,028,401

Total Insurance		207,168,178

IT Services – 0.7%

Fujitsu Ltd.(a)	1,123,320	18,481,396

NEC Corp.	172,400	12,518,920

Total IT Services		31,000,316

Leisure Products – 0.7%

Bandai Namco Holdings, Inc.	636,000	11,884,159

GLOBERIDE, Inc.(a)	28,300	379,777

Mizuno Corp.	28,200	1,185,054

Roland Corp.	53,100	1,599,894

Sega Sammy Holdings, Inc.	392,700	5,223,199

Shimano, Inc.	51,900	7,835,839

Tomy Co. Ltd.	109,800	2,041,179

Universal Entertainment Corp.	71,800	953,095

Total Leisure Products		31,102,196

Life Sciences Tools & Services – 0.0%
Shin Nippon Biomedical Laboratories Ltd.(a)	63,700	638,915

Machinery – 7.0%

Aida Engineering Ltd.(a)	147,800	868,177

Amada Co. Ltd.(a)	799,993	9,083,802

Anest Iwata Corp.	74,700	668,793

Bando Chemical Industries Ltd.	92,600	1,156,391

CKD Corp.(a)	104,800	2,087,760

Daifuku Co. Ltd.	230,300	5,453,733

DMG Mori Co. Ltd.(a)	267,800	7,187,575

Ebara Corp.	178,731	16,285,312

FANUC Corp.	997,345	27,578,637

Fujitec Co. Ltd.(a)	77,500	1,942,301

Glory Ltd.(a)	76,500	1,435,528

Harmonic Drive Systems, Inc.(a)	27,100	713,558

Hitachi Construction Machinery Co. Ltd.	261,800	7,817,068

Hitachi Zosen Corp.	188,300	1,641,070

Hokuetsu Industries Co. Ltd.(a)	66,000	879,157

Hoshizaki Corp.(a)	95,338	3,542,143

IHI Corp.(a)	222,800	6,034,274

Iwaki Co. Ltd.	64,200	1,230,169

Japan Steel Works Ltd.	73,500	1,645,366

Kawasaki Heavy Industries Ltd.(a)	227,100	7,648,278

Kitz Corp.	235,800	2,126,710

Komatsu Ltd.	2,603,706	76,092,316

Kubota Corp.	1,128,500	17,776,233

Kurita Water Industries Ltd.	93,000	3,871,902

Makino Milling Machine Co. Ltd.	26,000	1,075,424

Max Co. Ltd.	87,600	1,884,026

Meidensha Corp.	54,800	1,063,448

Minebea Mitsumi, Inc.	271,600	5,295,792

MISUMI Group, Inc.	118,200	1,612,759

Mitsubishi Heavy Industries Ltd.	2,631,190	25,182,720

Mitsuboshi Belting Ltd.(a)	138,700	4,279,818

Miura Co. Ltd.	139,200	2,690,737

Nabtesco Corp.	144,300	2,440,834

Nachi-Fujikoshi Corp.	31,300	721,775

NGK Insulators Ltd.	405,975	5,472,193

Nippon Thompson Co. Ltd.	249,700	1,059,218

Nissei ASB Machine Co. Ltd.	7,000	246,060

Nomura Micro Science Co. Ltd.(a)	58,400	2,292,088

Noritake Co. Ltd.	82,400	2,335,697

NSK Ltd.	921,400	5,380,033

NTN Corp.(a)	716,500	1,485,124

Obara Group, Inc.(a)	18,700	469,523

OKUMA Corp.(a)	72,600	3,414,975

Organo Corp.	25,000	1,271,928

OSG Corp.	249,624	3,607,174

Ryobi Ltd.	58,100	1,149,754

Shibaura Machine Co. Ltd.(a)	51,200	1,226,337

Shinmaywa Industries Ltd.	152,900	1,262,843

SMC Corp.	36,151	20,262,905

Sodick Co. Ltd.	2,000	9,528

Star Micronics Co. Ltd.	110,000	1,349,698

Sumitomo Heavy Industries Ltd.	166,637	5,198,013

Takeuchi Manufacturing Co. Ltd.	75,700	3,051,108

Teikoku Electric Manufacturing Co. Ltd.	63,700	1,075,381

THK Co. Ltd.	168,300	3,926,574

Tocalo Co. Ltd.	184,000	2,176,220

Torishima Pump Manufacturing Co. Ltd.	64,200	1,205,990

Tsubaki Nakashima Co. Ltd.	84,000	467,885

Tsubakimoto Chain Co.	89,700	3,052,331

Tsugami Corp.	147,000	1,116,984

YAMABIKO Corp.	1,000	13,195

Yaskawa Electric Corp.(a)	143,100	5,997,445

Total Machinery		330,589,790

Marine Transportation – 0.1%

Iino Kaiun Kaisha Ltd.(a)	373,400	3,024,800

NS United Kaiun Kaisha Ltd.	74,100	2,257,102

Total Marine Transportation		5,281,902

Media – 0.4%

Dentsu Group, Inc.	422,700	11,716,453

Hakuhodo DY Holdings, Inc.(a)	448,900	4,109,491

Kadokawa Corp.(a)	74,800	1,310,711

Total Media		17,136,655

Metals & Mining – 2.8%

ARE Holdings, Inc.(a)	147,300	1,880,363

Daido Steel Co. Ltd.	572,500	6,871,362

Daiki Aluminium Industry Co. Ltd.(a)	88,700	729,081

Dowa Holdings Co. Ltd.(a)	59,400	2,091,530

JFE Holdings, Inc.(a)	981,800	16,477,399

Kobe Steel Ltd.(a)	1,007,700	13,689,459

Kyoei Steel Ltd.	146,900	2,341,160

See Notes to Financial Statements.

30	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2024

Investments	Shares	Value

Mitsubishi Materials Corp.	172,600	$3,327,236

Mitsui Mining & Smelting Co. Ltd.	132,100	4,108,459

Nippon Light Metal Holdings Co. Ltd.	94,500	1,135,786

Nippon Steel Corp.(a)	3,053,600	74,007,102

Nippon Yakin Kogyo Co. Ltd.	65,710	2,081,862

Sanyo Special Steel Co. Ltd.	75,600	1,122,923

Toho Titanium Co. Ltd.(a)	4,200	43,347

Topy Industries Ltd.	72,900	1,305,355

UACJ Corp.	74,900	2,180,016

Total Metals & Mining		133,392,440

Oil, Gas & Consumable Fuels – 1.5%

ENEOS Holdings, Inc.	5,094,700	24,617,623

Idemitsu Kosan Co. Ltd.	2,292,800	15,785,771

Inpex Corp.	1,874,900	28,994,704

Total Oil, Gas & Consumable Fuels		69,398,098

Paper & Forest Products – 0.1%

Hokuetsu Corp.(a)	141,100	1,793,759

Oji Holdings Corp.(a)	1,005,900	4,239,741

Total Paper & Forest Products		6,033,500

Passenger Airlines – 0.2%
Japan Airlines Co. Ltd.	463,400	8,933,031

Personal Care Products – 0.7%

Kao Corp.	510,280	19,009,275

Kobayashi Pharmaceutical Co. Ltd.	59,600	2,006,422

Kose Corp.(a)	28,700	1,511,185

Mandom Corp.	83,700	746,606

Rohto Pharmaceutical Co. Ltd.	120,100	2,354,466

Shiseido Co. Ltd.	195,422	5,285,026

Total Personal Care Products		30,912,980

Pharmaceuticals – 5.3%

Astellas Pharma, Inc.	2,536,504	27,544,645

Chugai Pharmaceutical Co. Ltd.	1,260,600	48,093,458

Daiichi Sankyo Co. Ltd.	671,400	21,191,832

Kyowa Kirin Co. Ltd.	517,970	9,208,089

Nippon Shinyaku Co. Ltd.	69,300	2,046,787

Ono Pharmaceutical Co. Ltd.	614,400	9,964,286

Otsuka Holdings Co. Ltd.	470,500	19,616,472

Santen Pharmaceutical Co. Ltd.	401,200	4,073,103

Shionogi & Co. Ltd.	414,977	21,249,937

Takeda Pharmaceutical Co. Ltd.(a)	2,999,663	82,927,021

Towa Pharmaceutical Co. Ltd.	60,100	1,153,196

ZERIA Pharmaceutical Co. Ltd.	112,800	1,589,016

Total Pharmaceuticals		248,657,842

Professional Services – 0.5%

en Japan, Inc.(a)	64,100	1,142,699

Open Up Group, Inc.	104,800	1,459,008

Persol Holdings Co. Ltd.	3,768,700	5,316,446

Recruit Holdings Co. Ltd.	359,200	15,918,295

Transcosmos, Inc.(a)	78,100	1,620,364

Total Professional Services		25,456,812

Semiconductors & Semiconductor Equipment – 4.5%

Advantest Corp.	253,800	11,435,212

Disco Corp.	66,000	24,939,972

Ferrotec Holdings Corp.(a)	81,100	1,585,079

Furuya Metal Co. Ltd.	7,200	539,483

Lasertec Corp.	27,600	7,622,849

Micronics Japan Co. Ltd.	53,900	3,176,768

Mitsui High-Tec, Inc.	17,400	1,002,876

Optorun Co. Ltd.	65,200	890,902

Rohm Co. Ltd.	343,700	5,515,052

Rorze Corp.	10,500	1,498,563

SCREEN Holdings Co. Ltd.(a)	146,320	19,302,116

Shibaura Mechatronics Corp.(a)	25,300	1,071,545

Shinko Electric Industries Co. Ltd.	54,859	2,036,030

Socionext, Inc.(a)	225,800	6,325,891

SUMCO Corp.(a)	646,100	10,275,613

Tokyo Electron Ltd.	391,759	102,427,590

Tokyo Seimitsu Co. Ltd.	74,700	6,009,267

Ulvac, Inc.	39,300	2,560,103

Yamaichi Electronics Co. Ltd.	57,900	952,598

Total Semiconductors & Semiconductor Equipment		209,167,509

Software – 0.2%
Trend Micro, Inc.(a)	150,908	7,808,388

Specialty Retail – 0.9%

ABC-Mart, Inc.	380,800	7,292,932

Fast Retailing Co. Ltd.	109,400	34,075,232

Sanrio Co. Ltd.	87,000	1,753,279

VT Holdings Co. Ltd.	234,600	829,304

Total Specialty Retail		43,950,747

Technology Hardware, Storage & Peripherals – 2.1%

Canon, Inc.	2,054,897	61,112,633

FUJIFILM Holdings Corp.	873,885	19,458,802

MCJ Co. Ltd.	90,200	815,313

Ricoh Co. Ltd.	751,200	6,708,162

Riso Kagaku Corp.	64,100	1,312,961

Seiko Epson Corp.(a)	591,100	10,332,387

Toshiba TEC Corp.	38,300	769,315

Total Technology Hardware, Storage & Peripherals		100,509,573

Textiles, Apparel & Luxury Goods – 0.2%

Asics Corp.	140,492	6,777,443

Descente Ltd.	18,900	431,461

Kurabo Industries Ltd.	1,047	24,213

Morito Co. Ltd.	83,600	868,894

Seiko Group Corp.	56,100	1,545,720

Wacoal Holdings Corp.	76,600	1,879,761

Total Textiles, Apparel & Luxury Goods		11,527,492

Tobacco – 3.8%
Japan Tobacco, Inc.	6,720,031	180,005,984

Trading Companies & Distributors – 10.4%

Alconix Corp.	64,300	621,566

Chori Co. Ltd.	72,600	1,633,374

Daiichi Jitsugyo Co. Ltd.	72,600	1,021,279

See Notes to Financial Statements.

WisdomTree Trust	31

Schedule of Investments (continued)

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2024

Investments	Shares	Value

Hanwa Co. Ltd.	105,000	$4,114,110

Inabata & Co. Ltd.	147,986	3,104,533

ITOCHU Corp.(a)	1,924,094	82,204,181

Japan Pulp & Paper Co. Ltd.	19,800	677,683

Kanematsu Corp.	263,000	4,504,252

KPP Group Holdings Co. Ltd.(a)	76,900	377,018

Marubeni Corp.	3,937,878	68,404,515

Mitsubishi Corp.	7,889,400	181,772,360

Mitsui Matsushima Holdings Co. Ltd.(a)	88,300	1,700,130

Nagase & Co. Ltd.	196,400	3,314,319

Sanyo Trading Co. Ltd.(a)	116,500	1,114,619

Shinsho Corp.	27,100	1,292,821

Sojitz Corp.(a)	620,104	16,335,886

Sumitomo Corp.	3,105,477	74,936,086

Toyota Tsusho Corp.	591,310	40,105,700

Total Trading Companies & Distributors		487,234,432

Transportation Infrastructure – 0.1%

Mitsubishi Logistics Corp.	100,700	3,310,202

Nissin Corp.	28,500	545,538

Total Transportation Infrastructure		3,855,740

TOTAL COMMON STOCKS
(Cost: $3,927,878,187)		4,641,459,576

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 6.6%

United States – 6.6%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(b)
(Cost: $307,769,515)	307,769,515	307,769,515

TOTAL INVESTMENTS IN SECURITIES – 105.5%

(Cost: $4,235,647,702)		4,949,229,091

Other Assets less Liabilities – (5.5)%		(257,978,787)

NET ASSETS – 100.0%		$4,691,250,304

(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $457,812,879 and the total market value of the collateral held by the Fund was $483,185,716. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $175,416,201.

(b)	Rate shown represents annualized 7-day yield as of March 31, 2024.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America NA	4/3/2024	134,441,133,864	JPY	888,576,194	USD	$—	$(131,619)
Bank of America NA	4/3/2024	881,351,998	USD	131,292,715,626	JPY	13,713,519	—
Bank of America NA	4/3/2024	61,921,686	USD	9,140,222,917	JPY	1,519,180	—
Bank of America NA	4/3/2024	15,480,422	USD	2,328,866,945	JPY	90,272	—
Bank of America NA	5/7/2024	939,465,520	USD	141,406,189,299	JPY	120,115	—
Barclays Bank PLC	4/3/2024	134,441,133,864	JPY	888,576,194	USD	—	(131,619)
Barclays Bank PLC	4/3/2024	881,351,998	USD	131,293,244,438	JPY	13,710,024	—
Barclays Bank PLC	5/7/2024	939,465,520	USD	141,407,128,765	JPY	113,874	—
Citibank NA	4/3/2024	134,442,022,440	JPY	888,576,194	USD	—	(125,747)
Citibank NA	5/7/2024	939,465,518	USD	141,408,067,929	JPY	107,634	—
HSBC Holdings PLC	4/3/2024	2,303,184,925	JPY	15,480,422	USD	—	(259,990)
HSBC Holdings PLC	4/3/2024	6,240,116,625	JPY	41,281,124	USD	—	(43,762)
HSBC Holdings PLC	4/3/2024	881,351,998	USD	131,292,627,491	JPY	13,714,101	—
JP Morgan Chase Bank NA	4/3/2024	2,288,190,279	JPY	15,480,422	USD	—	(359,081)
Morgan Stanley & Co. International	4/3/2024	134,441,589,703	JPY	888,576,194	USD	—	(128,606)
Morgan Stanley & Co. International	4/3/2024	881,351,998	USD	131,293,153,658	JPY	13,710,624	—
Morgan Stanley & Co. International	5/7/2024	939,465,520	USD	141,405,919,673	JPY	121,906	—
Royal Bank of Canada	4/3/2024	134,441,145,415	JPY	888,576,194	USD	—	(131,542)
Royal Bank of Canada	4/3/2024	881,351,995	USD	131,292,976,941	JPY	13,711,789	—
Royal Bank of Canada	5/7/2024	939,465,520	USD	141,407,140,978	JPY	113,793	—
Standard Chartered Bank	4/3/2024	30,960,843	USD	4,606,388,278	JPY	519,857	—
						$71,266,688	$(1,311,966)

See Notes to Financial Statements.

32	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2024

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 - Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Assets:

Investments in Securities
Common Stocks	$4,641,459,576	$—	$—	$4,641,459,576
Investment of Cash Collateral for Securities Loaned	—	307,769,515	—	307,769,515
Total Investments in Securities	$4,641,459,576	$307,769,515	$—	$4,949,229,091

Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$71,266,688	$—	$71,266,688

Liabilities:

Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(1,311,966)	$—	$(1,311,966)
Total – Net	$4,641,459,576	$377,724,237	$—	$5,019,183,813

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	33

Schedule of Investments

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 98.7%

Japan – 98.7%

Air Freight & Logistics – 1.0%

AIT Corp.	5,000	$59,830

AZ-COM MARUWA Holdings, Inc.	2,800	24,976

Hamakyorex Co. Ltd.	2,000	50,877

Konoike Transport Co. Ltd.	5,000	72,351

Mitsui-Soko Holdings Co. Ltd.(a)	3,900	121,243

Sankyu, Inc.	4,500	155,268

SBS Holdings, Inc.	3,200	55,545

Senko Group Holdings Co. Ltd.(a)	11,400	86,397

Shibusawa Warehouse Co. Ltd.	2,100	42,945

Trancom Co. Ltd.	500	19,921

Total Air Freight & Logistics		689,353

Automobile Components – 4.2%

Aisan Industry Co. Ltd.	11,800	132,779

Daikyonishikawa Corp.	13,900	70,811

Eagle Industry Co. Ltd.	8,600	104,101

Exedy Corp.(a)	7,400	149,618

Fujikura Composites, Inc.(a)	4,400	41,865

FuKoKu Co. Ltd.	3,900	48,291

Futaba Industrial Co. Ltd.	11,200	86,806

G-Tekt Corp.	5,398	75,364

Ichikoh Industries Ltd.	10,000	36,539

KYB Corp.(a)	7,000	239,122

Musashi Seimitsu Industry Co. Ltd.	3,400	37,854

NHK Spring Co. Ltd.	26,700	264,098

Nichirin Co. Ltd.	2,400	60,735

Pacific Industrial Co. Ltd.	6,700	75,613

Press Kogyo Co. Ltd.	19,200	90,707

Seiren Co. Ltd.(a)	7,000	127,563

Shoei Co. Ltd.(a)	7,300	108,671

Sumitomo Riko Co. Ltd.	8,300	73,104

Tachi-S Co. Ltd.	9,600	126,799

Tokai Rika Co. Ltd.	13,325	230,499

Topre Corp.	4,800	82,841

Toyo Tire Corp.	28,300	528,808

Unipres Corp.(a)	6,100	47,238

Total Automobile Components		2,839,826

Banks – 6.6%

77 Bank Ltd.	8,800	241,012

Aichi Financial Group, Inc.	5,200	91,153

Akita Bank Ltd.	2,400	33,460

Awa Bank Ltd.(a)	3,900	70,942

Bank of Iwate Ltd.	2,200	37,416

Bank of Nagoya Ltd.	1,200	52,807

Bank of Saga Ltd.	2,600	36,747

Bank of the Ryukyus Ltd.	6,800	53,782

Chugin Financial Group, Inc.	17,200	149,390

Daishi Hokuetsu Financial Group, Inc.(a)	5,600	165,027

Ehime Bank Ltd.	4,200	31,525

FIDEA Holdings Co. Ltd.	4,200	44,346

First Bank of Toyama Ltd.(a)	8,500	53,580

Gunma Bank Ltd.	63,300	$367,307

Hirogin Holdings, Inc.	36,700	264,559

Hokuhoku Financial Group, Inc.(a)	10,300	131,893

Hyakugo Bank Ltd.(a)	32,400	138,938

Hyakujushi Bank Ltd.	4,000	78,681

Iyogin Holdings, Inc.	19,900	154,235

Juroku Financial Group, Inc.	4,500	142,423

Keiyo Bank Ltd.	15,500	78,040

Kiyo Bank Ltd.(a)	6,698	81,963

Miyazaki Bank Ltd.	3,300	62,448

Musashino Bank Ltd.(a)	6,500	126,740

Nanto Bank Ltd.(a)	4,900	99,234

Nishi-Nippon Financial Holdings, Inc.	15,500	196,227

North Pacific Bank Ltd.	37,300	109,673

Ogaki Kyoritsu Bank Ltd.	4,400	63,466

Oita Bank Ltd.	3,200	63,854

Okinawa Financial Group, Inc.	2,540	44,122

Procrea Holdings, Inc.(a)	3,200	39,306

San ju San Financial Group, Inc.	5,600	77,111

San-In Godo Bank Ltd.	19,100	152,325

Senshu Ikeda Holdings, Inc.(a)	28,200	73,600

Shiga Bank Ltd.	4,400	121,960

Shikoku Bank Ltd.	5,600	45,290

Suruga Bank Ltd.(a)	20,700	122,139

Toho Bank Ltd.(a)	23,100	54,947

Tokyo Kiraboshi Financial Group, Inc.	4,900	157,835

TOMONY Holdings, Inc.	17,100	47,229

Yamagata Bank Ltd.(a)	4,500	35,056

Yamaguchi Financial Group, Inc.(a)	22,600	232,727

Yamanashi Chuo Bank Ltd.	4,900	60,965

Total Banks		4,485,480

Beverages – 0.3%

Takara Holdings, Inc.(a)	32,000	226,344

Biotechnology – 0.1%

Takara Bio, Inc.	13,400	85,883

Broadline Retail – 0.7%

ASKUL Corp.(a)	5,100	77,303

Belluna Co. Ltd.	12,700	52,027

Izumi Co. Ltd.	8,700	201,828

Seria Co. Ltd.	8,400	167,062

Total Broadline Retail		498,220

Building Products – 1.4%

Bunka Shutter Co. Ltd.	8,500	97,724

Central Glass Co. Ltd.(a)	3,100	59,441

Kondotec, Inc.	5,900	50,289

Nichias Corp.	7,600	204,381

Nichiha Corp.	3,000	68,288

Nippon Aqua Co. Ltd.	4,300	30,003

Nitto Boseki Co. Ltd.(a)	1,300	51,280

Noritz Corp.	4,500	51,855

Shin Nippon Air Technologies Co. Ltd.	3,400	77,842

Takara Standard Co. Ltd.(a)	4,817	62,160

See Notes to Financial Statements.

34	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2024

Investments	Shares	Value

Takasago Thermal Engineering Co. Ltd.(a)	6,000	$193,465

Total Building Products		946,728

Capital Markets – 1.4%

GMO Financial Holdings, Inc.	11,500	60,332

Ichiyoshi Securities Co. Ltd.	10,500	58,833

IwaiCosmo Holdings, Inc.	4,600	68,113

M&A Capital Partners Co. Ltd.	1,700	25,723

Matsui Securities Co. Ltd.(a)	46,800	255,422

Okasan Securities Group, Inc.(a)	25,200	136,036

SBI Global Asset Management Co. Ltd.(a)	10,599	51,474

Sparx Group Co. Ltd.(a)	6,339	78,743

Strike Co. Ltd.	1,200	40,120

Tokai Tokyo Financial Holdings, Inc.	38,600	155,323

Total Capital Markets		930,119

Chemicals – 8.7%

ADEKA Corp.	10,900	232,195

Aica Kogyo Co. Ltd.(a)	11,200	275,292

Arakawa Chemical Industries Ltd.	7,000	53,883

Artience Co. Ltd.	7,000	134,686

Asahi Yukizai Corp.	2,200	76,752

C Uyemura & Co. Ltd.	2,200	152,777

Chugoku Marine Paints Ltd.(a)	11,400	170,761

CI Takiron Corp.	8,500	38,809

Dai Nippon Toryo Co. Ltd.	5,300	42,478

Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	2,500	49,308

Denka Co. Ltd.(a)	10,100	156,594

DIC Corp.	10,900	207,996

Fujimi, Inc.(a)	6,800	158,155

Fujimori Kogyo Co. Ltd.	1,600	45,829

Fuso Chemical Co. Ltd.(a)	1,900	57,812

Harima Chemicals Group, Inc.	7,700	47,061

Ishihara Sangyo Kaisha Ltd.	4,400	51,429

JCU Corp.	1,900	49,589

JSP Corp.(a)	4,317	65,606

Kaneka Corp.	7,148	180,135

Kanto Denka Kogyo Co. Ltd.(a)	8,200	54,614

KeePer Technical Laboratory Co. Ltd.(a)	700	23,010

KH Neochem Co. Ltd.	5,000	77,703

Konishi Co. Ltd.(a)	9,600	99,270

Kumiai Chemical Industry Co. Ltd.	18,094	99,350

Kureha Corp.	6,400	114,895

Lintec Corp.	9,200	192,395

MEC Co. Ltd.	1,500	40,487

Moriroku Holdings Co. Ltd.(a)	4,000	68,955

Nihon Nohyaku Co. Ltd.(a)	7,800	42,467

Nippon Kayaku Co. Ltd.	22,200	191,570

Nippon Pillar Packing Co. Ltd.	4,600	193,915

Nippon Shokubai Co. Ltd.	16,000	154,984

Nippon Soda Co. Ltd.(a)	5,100	204,209

Okura Industrial Co. Ltd.	2,000	41,428

Osaka Organic Chemical Industry Ltd.(a)	1,500	31,369

Osaka Soda Co. Ltd.(a)	977	62,360

Riken Technos Corp.(a)	13,800	91,547

Sakai Chemical Industry Co. Ltd.(a)	2,600	33,225

Sakata INX Corp.	4,600	47,840

Sanyo Chemical Industries Ltd.(a)	3,300	92,887

Shin-Etsu Polymer Co. Ltd.	8,100	82,367

Stella Chemifa Corp.(a)	1,400	34,134

Sumitomo Bakelite Co. Ltd.	10,000	305,791

Sumitomo Seika Chemicals Co. Ltd.	2,100	70,627

T Hasegawa Co. Ltd.(a)	3,200	64,066

Taiyo Holdings Co. Ltd.	7,400	165,754

Takasago International Corp.	1,700	38,865

Teijin Ltd.	13,900	129,499

Tokai Carbon Co. Ltd.	22,100	145,542

Tokuyama Corp.	7,900	141,719

Toyobo Co. Ltd.	9,500	70,742

UBE Corp.(a)	15,280	275,271

Valqua Ltd.(a)	4,100	138,974

Total Chemicals		5,868,978

Commercial Services & Supplies – 1.4%

Aeon Delight Co. Ltd.	2,900	67,832

CTS Co. Ltd.	7,600	40,022

Daiei Kankyo Co. Ltd.	3,600	63,558

Daiseki Co. Ltd.	1,640	39,498

Inui Global Logistics Co. Ltd.(a)	8,600	58,926

Itoki Corp.(a)	3,500	41,211

Japan Elevator Service Holdings Co. Ltd.	2,000	31,874

Kimura Unity Co. Ltd.	3,500	39,453

Kokuyo Co. Ltd.	12,300	202,122

Nippon Kanzai Holdings Co. Ltd.	2,000	33,909

Nippon Parking Development Co. Ltd.(a)	22,900	31,321

Okamura Corp.	11,100	166,487

Pilot Corp.	2,100	55,225

Prestige International, Inc.(a)	6,500	29,806

Sato Holdings Corp.	2,800	42,515

Total Commercial Services & Supplies		943,759

Construction & Engineering – 5.2%

Asanuma Corp.(a)	3,300	86,673

CTI Engineering Co. Ltd.	1,100	36,922

Dai-Dan Co. Ltd.	6,200	102,046

Daiho Corp.(a)	2,100	47,385

EXEO Group, Inc.	18,400	196,832

Fudo Tetra Corp.	2,400	32,667

Hazama Ando Corp.(a)	28,600	224,121

JDC Corp.(a)	10,100	35,837

Kandenko Co. Ltd.	19,000	219,571

Kumagai Gumi Co. Ltd.	3,600	99,309

Kyudenko Corp.	4,400	185,164

Mirait One Corp.	7,444	93,945

Nippon Road Co. Ltd.	5,100	64,093

Nishimatsu Construction Co. Ltd.(a)	5,900	174,063

Nittoc Construction Co. Ltd.	7,300	56,627

Okumura Corp.	4,800	161,432

Oriental Shiraishi Corp.	22,600	60,030

See Notes to Financial Statements.

WisdomTree Trust	35

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2024

Investments	Shares	Value

Penta-Ocean Construction Co. Ltd.	19,700	$101,126

PS Mitsubishi Construction Co. Ltd.	5,400	37,821

Raito Kogyo Co. Ltd.	5,800	78,064

Raiznext Corp.	3,800	54,510

Sanki Engineering Co. Ltd.	6,200	87,544

Seikitokyu Kogyo Co. Ltd.(a)	4,600	58,600

SHO-BOND Holdings Co. Ltd.	3,100	131,583

Sumitomo Mitsui Construction Co. Ltd.	16,140	45,857

Taihei Dengyo Kaisha Ltd.	1,300	39,555

Taikisha Ltd.	3,300	101,282

Takamatsu Construction Group Co. Ltd.(a)	2,500	46,913

Tekken Corp.	2,300	41,078

Tess Holdings Co. Ltd.	7,600	23,652

Toa Corp.	5,200	41,849

Tobishima Corp.	4,400	43,434

Toda Corp.	25,500	172,280

Tokyu Construction Co. Ltd.	20,700	114,206

Totetsu Kogyo Co. Ltd.	2,800	55,595

Toyo Construction Co. Ltd.(a)	5,000	43,345

Wakachiku Construction Co. Ltd.	1,700	40,494

Yahagi Construction Co. Ltd.	4,700	48,321

Yokogawa Bridge Holdings Corp.	5,700	111,066

Yondenko Corp.	2,200	58,509

Yurtec Corp.	7,800	78,234

Total Construction & Engineering		3,531,635

Construction Materials – 1.1%

Asia Pile Holdings Corp.	9,900	56,844

Krosaki Harima Corp.	6,400	148,218

Shinagawa Refractories Co. Ltd.(a)	9,700	123,505

Sumitomo Osaka Cement Co. Ltd.(a)	3,400	86,536

Taiheiyo Cement Corp.	11,400	265,067

Yotai Refractories Co. Ltd.	3,600	34,967

Total Construction Materials		715,137

Consumer Finance – 0.1%

J Trust Co. Ltd.(a)	14,700	44,194

Consumer Staples Distribution & Retail – 2.5%

Aeon Hokkaido Corp.	7,800	48,755

Ain Holdings, Inc.	1,600	58,420

Arcs Co. Ltd.	4,200	86,861

Axial Retailing, Inc.	7,200	49,429

Cawachi Ltd.	1,500	26,324

Create SD Holdings Co. Ltd.	3,900	85,037

Fuji Co. Ltd.(a)	4,900	60,382

G-7 Holdings, Inc.	5,100	48,592

H2O Retailing Corp.	9,900	127,229

Heiwado Co. Ltd.	2,700	36,287

JM Holdings Co. Ltd.(a)	2,800	51,691

Kansai Food Market Ltd.(a)	4,200	49,258

Kato Sangyo Co. Ltd.	2,900	87,856

Life Corp.	3,700	95,101

Mitsubishi Shokuhin Co. Ltd.	7,400	274,789

Okuwa Co. Ltd.(a)	6,200	40,638

Qol Holdings Co. Ltd.	3,600	42,031

Retail Partners Co. Ltd.	2,600	31,696

San-A Co. Ltd.	2,700	83,848

United Super Markets Holdings, Inc.(a)	7,300	48,331

Valor Holdings Co. Ltd.	6,800	112,686

Yaoko Co. Ltd.(a)	2,400	145,020

Yokorei Co. Ltd.(a)	4,500	30,952

Total Consumer Staples Distribution & Retail		1,721,213

Containers & Packaging – 0.5%

FP Corp.(a)	4,400	80,153

Fuji Seal International, Inc.	4,600	63,038

Rengo Co. Ltd.	22,081	170,701

Tomoku Co. Ltd.(a)	2,200	38,492

Total Containers & Packaging		352,384

Distributors – 0.4%

Arata Corp.	3,400	74,135

Happinet Corp.(a)	3,400	67,957

Optimus Group Co. Ltd.	7,200	51,950

PALTAC Corp.	2,800	76,131

Yamae Group Holdings Co. Ltd.(a)	1,600	29,538

Total Distributors		299,711

Diversified Consumer Services – 0.3%

Aucnet, Inc.	4,100	66,155

Gakkyusha Co. Ltd.	3,300	46,509

Step Co. Ltd.	4,300	56,938

Tokyo Individualized Educational Institute, Inc.(a)	18,000	51,379

Total Diversified Consumer Services		220,981

Diversified Telecommunication Services – 0.1%

U-Next Holdings Co. Ltd.	1,600	56,031

Electric Utilities – 0.2%

Hokkaido Electric Power Co., Inc.	6,200	34,420

Shikoku Electric Power Co., Inc.	11,400	90,276

Total Electric Utilities		124,696

Electrical Equipment – 1.6%

Daihen Corp.	2,300	141,181

Furukawa Electric Co. Ltd.(a)	6,026	128,885

GS Yuasa Corp.(a)	4,000	83,148

Idec Corp.(a)	3,800	67,817

Mabuchi Motor Co. Ltd.	9,900	181,522

Nippon Carbon Co. Ltd.	1,800	63,392

Nitto Kogyo Corp.(a)	3,700	101,212

Sanyo Denki Co. Ltd.	1,200	55,899

Sinfonia Technology Co. Ltd.	5,200	111,322

SWCC Corp.	2,200	56,401

Toyo Tanso Co. Ltd.	1,300	70,865

Total Electrical Equipment		1,061,644

Electronic Equipment, Instruments & Components – 8.9%

A&D HOLON Holdings Co. Ltd.(a)	3,300	63,233

Ai Holdings Corp.	6,600	107,278

Alps Alpine Co. Ltd.(a)	25,000	197,892

Amano Corp.	14,400	368,409

See Notes to Financial Statements.

36	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2024

Investments	Shares	Value

Anritsu Corp.(a)	19,000	$155,231

Canon Electronics, Inc.(a)	7,000	112,068

Citizen Watch Co. Ltd.(a)	37,100	242,929

Daishinku Corp.	6,100	32,285

Daitron Co. Ltd.	2,600	61,845

Daiwabo Holdings Co. Ltd.(a)	7,000	118,752

Dexerials Corp.(a)	4,200	185,572

Elematec Corp.	11,558	146,551

ESPEC Corp.	4,186	84,359

Hagiwara Electric Holdings Co. Ltd.(a)	1,600	47,309

Hakuto Co. Ltd.(a)	7,300	272,041

Hioki EE Corp.(a)	1,500	71,757

Hochiki Corp.	2,900	42,845

Horiba Ltd.	7,400	783,785

Innotech Corp.	4,400	58,843

Iriso Electronics Co. Ltd.	1,600	32,033

Japan Aviation Electronics Industry Ltd.(a)	5,600	91,727

Kaga Electronics Co. Ltd.(a)	5,800	244,501

Koa Corp.(a)	5,300	51,128

Kyosan Electric Manufacturing Co. Ltd.	8,900	30,638

Marubun Corp.(a)	11,400	116,527

Maruwa Co. Ltd.	200	42,816

Maxell Ltd.	4,900	51,576

Meiko Electronics Co. Ltd.(a)	1,600	57,300

Nichicon Corp.(a)	6,700	56,887

Nippon Electric Glass Co. Ltd.	14,600	373,525

Nippon Signal Co. Ltd.	7,300	50,067

Nissha Co. Ltd.	6,100	59,329

Nohmi Bosai Ltd.	4,966	75,305

Oki Electric Industry Co. Ltd.(a)	6,800	51,850

Optex Group Co. Ltd.	3,300	43,173

Osaki Electric Co. Ltd.	6,500	29,334

Restar Corp.	5,400	108,289

Riken Keiki Co. Ltd.(a)	2,000	50,547

RYODEN Corp.(a)	3,900	69,834

Sanshin Electronics Co. Ltd.	4,400	62,535

Santec Holdings Corp.	2,200	77,479

Satori Electric Co. Ltd.	2,500	43,923

Shibaura Electronics Co. Ltd.	1,400	56,612

Siix Corp.	4,400	50,208

Sumida Corp.	7,500	60,805

Sun-Wa Technos Corp.	4,100	64,746

Suzuden Corp.	6,300	89,914

Tachibana Eletech Co. Ltd.	4,800	102,600

Takachiho Koheki Co. Ltd.(a)	2,800	70,303

TAKEBISHI Corp.	2,900	39,089

Tokyo Electron Device Ltd.(a)	4,900	223,073

Tomen Devices Corp.	1,500	65,116

Topcon Corp.	12,600	148,399

Yokowo Co. Ltd.	3,100	32,363

Total Electronic Equipment, Instruments & Components		6,026,535

Energy Equipment & Services – 0.1%

Toyo Kanetsu KK	1,500	44,699

Entertainment – 0.4%

Daiichikosho Co. Ltd.	14,700	188,285

Marvelous, Inc.	12,200	56,024

Total Entertainment		244,309

Financial Services – 0.6%

eGuarantee, Inc.	3,900	46,178

Financial Partners Group Co. Ltd.	14,200	202,850

Japan Investment Adviser Co. Ltd.	3,800	27,092

Japan Securities Finance Co. Ltd.	10,700	118,422

Total Financial Services		394,542

Food Products – 4.0%

Ariake Japan Co. Ltd.(a)	2,400	83,412

Chubu Shiryo Co. Ltd.	4,200	32,941

DyDo Group Holdings, Inc.	1,400	25,133

Ezaki Glico Co. Ltd.	3,900	109,080

Feed One Co. Ltd.	5,100	32,923

Fuji Oil Holdings, Inc.(a)	6,651	105,053

Fujicco Co. Ltd.	2,900	36,733

Hokuto Corp.(a)	2,400	29,591

House Foods Group, Inc.	4,700	96,146

Itoham Yonekyu Holdings, Inc.	5,680	150,496

Kagome Co. Ltd.(a)	5,800	141,029

Kakiyasu Honten Co. Ltd.(a)	2,800	58,832

Kameda Seika Co. Ltd.(a)	1,100	31,035

Kewpie Corp.	9,300	173,901

Kyokuyo Co. Ltd.(a)	1,400	34,596

Maruha Nichiro Corp.	6,900	135,565

Megmilk Snow Brand Co. Ltd.	6,200	111,632

Mitsui DM Sugar Holdings Co. Ltd.	6,500	133,784

Morinaga & Co. Ltd.	5,900	102,352

Morinaga Milk Industry Co. Ltd.	7,700	159,042

Nippn Corp.	7,400	115,979

Nisshin Oillio Group Ltd.	5,800	197,364

Nissui Corp.	29,600	187,776

Prima Meat Packers Ltd.	4,900	74,563

Riken Vitamin Co. Ltd.	5,300	90,280

S Foods, Inc.	3,000	66,404

Sakata Seed Corp.	2,500	61,614

Showa Sangyo Co. Ltd.	2,600	60,127

Starzen Co. Ltd.	3,200	59,921

Warabeya Nichiyo Holdings Co. Ltd.	1,900	35,013

Total Food Products		2,732,317

Gas Utilities – 1.0%

Hokkaido Gas Co. Ltd.	2,600	43,429

Nippon Gas Co. Ltd.	18,000	305,600

Saibu Gas Holdings Co. Ltd.	6,000	76,276

Shizuoka Gas Co. Ltd.	4,600	28,935

Toho Gas Co. Ltd.	8,200	187,683

Total Gas Utilities		641,923

Ground Transportation – 0.9%

Alps Logistics Co. Ltd.(a)	3,400	66,250

Fukuyama Transporting Co. Ltd.(a)	1,900	45,509

See Notes to Financial Statements.

WisdomTree Trust	37

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2024

Investments	Shares	Value

Ichinen Holdings Co. Ltd.	3,600	$41,769

Keikyu Corp.	6,700	61,668

Maruzen Showa Unyu Co. Ltd.	2,200	68,030

Nankai Electric Railway Co. Ltd.	2,400	50,602

Nikkon Holdings Co. Ltd.(a)	7,300	142,508

Nishi-Nippon Railroad Co. Ltd.(a)	3,300	54,926

Sakai Moving Service Co. Ltd.	1,900	32,088

Sotetsu Holdings, Inc.(a)	4,000	72,655

Total Ground Transportation		636,005

Health Care Equipment & Supplies – 1.7%

Eiken Chemical Co. Ltd.(a)	5,300	70,038

Hogy Medical Co. Ltd.(a)	2,100	52,033

Japan Lifeline Co. Ltd.	13,100	105,427

Jeol Ltd.(a)	2,800	115,778

Mani, Inc.	5,400	70,807

Menicon Co. Ltd.(a)	3,900	40,805

Mizuho Medy Co. Ltd.(a)	4,000	88,936

Nagaileben Co. Ltd.	3,200	50,322

Nakanishi, Inc.	4,300	66,910

Nihon Kohden Corp.	6,000	158,737

Nipro Corp.(a)	8,223	66,585

Paramount Bed Holdings Co. Ltd.	4,806	82,691

PHC Holdings Corp.(a)	21,700	177,219

Shofu, Inc.	1,600	31,060

Total Health Care Equipment & Supplies		1,177,348

Health Care Providers & Services – 1.0%

As One Corp.	6,800	119,335

France Bed Holdings Co. Ltd.	5,000	42,552

HU Group Holdings, Inc.(a)	9,900	159,805

Ship Healthcare Holdings, Inc.	6,518	90,527

Solasto Corp.	11,900	43,324

Toho Holdings Co. Ltd.(a)	2,500	60,326

Tokai Corp.	3,500	50,646

Vital KSK Holdings, Inc.(a)	10,800	89,629

Total Health Care Providers & Services		656,144

Health Care Technology – 0.0%

EM Systems Co. Ltd.	6,400	29,982

Hotels, Restaurants & Leisure – 2.0%

Create Restaurants Holdings, Inc.	7,300	50,646

Curves Holdings Co. Ltd.	6,100	32,365

Doutor Nichires Holdings Co. Ltd.	4,300	59,097

Food & Life Cos. Ltd.	3,500	66,556

Heiwa Corp.(a)	19,600	259,788

Hiday Hidaka Corp.	2,322	41,286

Ichibanya Co. Ltd.	13,000	103,162

KFC Holdings Japan Ltd.(a)	1,900	56,431

KOMEDA Holdings Co. Ltd.	4,700	84,873

Koshidaka Holdings Co. Ltd.(a)	3,400	21,185

Kyoritsu Maintenance Co. Ltd.(a)	1,400	32,423

Monogatari Corp.	1,400	43,430

Ohsho Food Service Corp.	2,400	124,167

Resorttrust, Inc.	8,800	154,376

Round One Corp.	12,300	63,960

Royal Holdings Co. Ltd.	1,600	26,556

Saizeriya Co. Ltd.	900	31,517

St. Marc Holdings Co. Ltd.	3,500	50,230

Tokyotokeiba Co. Ltd.(a)	1,800	53,104

Total Hotels, Restaurants & Leisure		1,355,152

Household Durables – 2.4%

Casio Computer Co. Ltd.(a)	32,300	276,592

ES-Con Japan Ltd.	14,800	101,701

Eslead Corp.	2,700	62,886

Fuji Corp. Ltd.	9,900	50,630

Fujitsu General Ltd.(a)	4,900	60,997

Hoosiers Holdings Co. Ltd.	10,500	78,189

JVCKenwood Corp.	16,300	101,670

Ki-Star Real Estate Co. Ltd.(a)	2,100	53,560

Meiwa Estate Co. Ltd.(a)	4,800	33,745

Pressance Corp.(a)	4,917	58,934

Sangetsu Corp.	14,000	308,963

Tama Home Co. Ltd.	8,000	239,982

Tamron Co. Ltd.	3,700	168,198

Zojirushi Corp.	5,700	54,460

Total Household Durables		1,650,507

Household Products – 0.5%

Earth Corp.(a)	1,600	45,618

Pigeon Corp.	19,900	191,117

ST Corp.	4,800	49,032

Transaction Co. Ltd.	2,600	38,894

Total Household Products		324,661

Independent Power & Renewable Electricity Producers – 0.1%

West Holdings Corp.	2,800	53,264

Industrial Conglomerates – 0.4%

Gakken Holdings Co. Ltd.	4,800	29,813

Mie Kotsu Group Holdings, Inc.(a)	7,800	32,469

Nisshinbo Holdings, Inc.	13,600	110,708

TOKAI Holdings Corp.(a)	12,200	79,643

Total Industrial Conglomerates		252,633

Insurance – 0.2%

FP Partner, Inc.	2,600	109,947

Interactive Media & Services – 0.5%

Infocom Corp.	3,600	65,509

Kakaku.com, Inc.	20,400	253,610

Total Interactive Media & Services		319,119

IT Services – 2.1%

Base Co. Ltd.	1,600	38,059

Business Brain Showa-Ota, Inc.	2,300	32,993

Business Engineering Corp.	1,500	37,216

Comture Corp.	2,700	36,090

DTS Corp.	6,300	167,340

Future Corp.	7,800	86,841

ID Holdings Corp.	3,600	36,846

JBCC Holdings, Inc.	2,800	60,498

Mitsubishi Research Institute, Inc.	1,900	62,268

NEC Networks & System Integration Corp.	11,700	195,973

See Notes to Financial Statements.

38	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2024

Investments	Shares	Value

NET One Systems Co. Ltd.	9,800	$174,832

NSD Co. Ltd.	11,400	224,166

SB Technology Corp.	2,600	36,214

Simplex Holdings, Inc.	1,900	35,578

TDC Soft, Inc.	8,000	61,370

TechMatrix Corp.	2,400	29,369

Uchida Yoko Co. Ltd.	1,700	78,628

Total IT Services		1,394,281

Leisure Products – 0.8%

Daikoku Denki Co. Ltd.(a)	1,500	37,910

Furyu Corp.(a)	2,700	22,942

GLOBERIDE, Inc.(a)	3,300	44,285

Mizuno Corp.	1,600	67,237

Roland Corp.	3,800	114,493

Tomy Co. Ltd.	8,000	148,720

Universal Entertainment Corp.(a)	5,300	70,354

Yonex Co. Ltd.(a)	2,800	20,647

Total Leisure Products		526,588

Life Sciences Tools & Services – 0.1%

Shin Nippon Biomedical Laboratories Ltd.(a)	3,400	34,102

Machinery – 6.7%

Aida Engineering Ltd.(a)	6,500	38,181

Alinco, Inc.	4,800	32,952

Anest Iwata Corp.	4,800	42,975

Bando Chemical Industries Ltd.	7,000	87,416

CKD Corp.(a)	6,000	119,528

DMG Mori Co. Ltd.(a)	14,500	389,170

Fujitec Co. Ltd.(a)	4,700	117,791

Fukushima Galilei Co. Ltd.	1,300	50,679

Furukawa Co. Ltd.	2,600	31,112

Glory Ltd.(a)	3,700	69,431

Harmonic Drive Systems, Inc.	1,800	47,395

Hitachi Zosen Corp.(a)	9,635	83,971

Hokuetsu Industries Co. Ltd.(a)	2,800	37,297

Hosokawa Micron Corp.	1,100	34,524

Iwaki Co. Ltd.	2,300	44,071

Japan Steel Works Ltd.	4,403	98,565

Kitz Corp.	11,700	105,524

Kyokuto Kaihatsu Kogyo Co. Ltd.	3,300	56,583

Makino Milling Machine Co. Ltd.	1,300	53,771

Max Co. Ltd.	5,300	113,988

Meidensha Corp.	2,600	50,456

METAWATER Co. Ltd.	3,300	49,998

Mitsubishi Logisnext Co. Ltd.	3,200	40,046

Mitsuboshi Belting Ltd.(a)	7,100	219,082

Morita Holdings Corp.	3,500	37,857

Nabtesco Corp.	8,500	143,777

Nachi-Fujikoshi Corp.	1,900	43,814

Nikkiso Co. Ltd.	5,300	45,105

Nippon Thompson Co. Ltd.(a)	10,900	46,237

Nissei ASB Machine Co. Ltd.	1,100	38,667

Nomura Micro Science Co. Ltd.(a)	3,200	125,594

Noritake Co. Ltd.	4,200	119,052

NTN Corp.(a)	37,100	76,899

Obara Group, Inc.(a)	3,400	85,368

Oiles Corp.	4,100	61,441

OKUMA Corp.(a)	3,400	159,930

Organo Corp.	1,400	71,228

OSG Corp.	14,000	202,306

Rheon Automatic Machinery Co. Ltd.	2,800	28,917

Ryobi Ltd.	3,000	59,368

Shibaura Machine Co. Ltd.(a)	2,100	50,299

Shibuya Corp.	1,900	44,128

Shinmaywa Industries Ltd.	7,400	61,119

Shinwa Co. Ltd.	2,000	36,526

Sodick Co. Ltd.	6,400	30,489

Star Micronics Co. Ltd.	4,000	49,080

Tadano Ltd.	3,400	29,014

Takeuchi Manufacturing Co. Ltd.	4,100	165,252

Takuma Co. Ltd.	9,800	123,289

Techno Smart Corp.	3,300	44,677

Teikoku Electric Manufacturing Co. Ltd.	3,100	52,334

Tocalo Co. Ltd.	8,900	105,263

Torishima Pump Manufacturing Co. Ltd.(a)	3,500	65,747

Tsubakimoto Chain Co.	4,600	156,530

Tsugami Corp.	6,000	45,591

Union Tool Co.	1,200	35,601

YAMABIKO Corp.	3,900	51,460

Total Machinery		4,506,465

Marine Transportation – 0.4%

Iino Kaiun Kaisha Ltd.(a)	20,500	166,064

NS United Kaiun Kaisha Ltd.(a)	3,700	112,703

Total Marine Transportation		278,767

Media – 0.8%

Carta Holdings, Inc.	5,400	56,160

Intage Holdings, Inc.(a)	5,400	56,910

Macromill, Inc.	7,300	38,539

Proto Corp.	4,900	46,395

SKY Perfect JSAT Holdings, Inc.(a)	31,200	218,315

ValueCommerce Co. Ltd.(a)	5,800	41,657

Zenrin Co. Ltd.	9,200	51,609

Total Media		509,585

Metals & Mining – 4.6%

Aichi Steel Corp.(a)	1,700	44,762

ARE Holdings, Inc.(a)	11,800	150,633

Daido Steel Co. Ltd.	45,600	547,308

Daiki Aluminium Industry Co. Ltd.(a)	8,000	65,757

Dowa Holdings Co. Ltd.(a)	5,000	176,055

Godo Steel Ltd.	5,600	211,649

Kurimoto Ltd.	2,100	56,404

Kyoei Steel Ltd.	10,400	165,746

Mitsubishi Materials Corp.(a)	13,800	266,025

Mitsubishi Steel Manufacturing Co. Ltd.(a)	4,300	41,936

Mitsui Mining & Smelting Co. Ltd.(a)	10,600	329,672

Nakayama Steel Works Ltd.(a)	15,800	99,177

Nippon Denko Co. Ltd.	13,600	29,385

See Notes to Financial Statements.

WisdomTree Trust	39

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2024

Investments	Shares	Value

Nippon Light Metal Holdings Co. Ltd.	2,700	$32,451

Nippon Yakin Kogyo Co. Ltd.(a)	4,800	152,076

OSAKA Titanium Technologies Co. Ltd.(a)	1,800	31,280

Sanyo Special Steel Co. Ltd.(a)	5,800	86,150

Toho Titanium Co. Ltd.(a)	2,900	29,930

Toho Zinc Co. Ltd.*	1,700	12,873

Tokyo Steel Manufacturing Co. Ltd.(a)	18,900	207,801

Tokyo Tekko Co. Ltd.(a)	1,900	65,783

Topy Industries Ltd.	5,300	94,902

UACJ Corp.	7,000	203,740

Total Metals & Mining		3,101,495

Oil, Gas & Consumable Fuels – 0.7%

Itochu Enex Co. Ltd.	20,900	216,809

Sala Corp.	8,700	47,885

San-Ai Obbli Co. Ltd.	15,100	208,324

Total Oil, Gas & Consumable Fuels		473,018

Paper & Forest Products – 0.3%

Daio Paper Corp.(a)	8,000	61,396

Hokuetsu Corp.(a)	10,300	130,941

Tokushu Tokai Paper Co. Ltd.	1,400	37,094

Total Paper & Forest Products		229,431

Personal Care Products – 0.5%

Fancl Corp.	7,200	95,290

Mandom Corp.	5,000	44,600

Noevir Holdings Co. Ltd.	6,100	210,796

Total Personal Care Products		350,686

Pharmaceuticals – 1.1%

Daito Pharmaceutical Co. Ltd.	2,200	34,073

Fuji Pharma Co. Ltd.(a)	3,000	32,826

Kyorin Pharmaceutical Co. Ltd.(a)	6,700	80,217

Mochida Pharmaceutical Co. Ltd.	3,600	76,593

Sawai Group Holdings Co. Ltd.	4,100	163,355

Towa Pharmaceutical Co. Ltd.	3,900	74,833

Tsumura & Co.	6,400	161,665

ZERIA Pharmaceutical Co. Ltd.	6,500	91,566

Total Pharmaceuticals		715,128

Professional Services – 2.4%

Altech Corp.	3,350	61,314

Bell System24 Holdings, Inc.	10,600	112,482

Careerlink Co. Ltd.	2,200	37,489

Dip Corp.	3,500	63,620

en Japan, Inc.(a)	3,800	67,742

Forum Engineering, Inc.	7,800	49,373

FULLCAST Holdings Co. Ltd.	1,900	18,065

Funai Soken Holdings, Inc.	3,640	59,358

IR Japan Holdings Ltd.(a)	2,000	17,615

JAC Recruitment Co. Ltd.	18,700	98,971

Matching Service Japan Co. Ltd.	4,700	36,614

MEITEC Group Holdings, Inc.	11,600	228,942

Nihon M&A Center Holdings, Inc.(a)	26,300	171,516

Nomura Co. Ltd.	9,900	59,853

Open Up Group, Inc.	6,200	86,315

Pasona Group, Inc.	2,700	49,738

Quick Co. Ltd.	2,900	45,700

TechnoPro Holdings, Inc.	6,600	135,101

TKC Corp.	4,900	120,602

Transcosmos, Inc.(a)	4,500	93,363

World Holdings Co. Ltd.	2,100	35,480

Total Professional Services		1,649,253

Real Estate Management & Development – 2.6%

Aoyama Zaisan Networks Co. Ltd.	5,400	45,528

Arealink Co. Ltd.	1,600	29,073

Dear Life Co. Ltd.	12,500	89,778

Good Com Asset Co. Ltd.	5,100	31,036

Grandy House Corp.	9,700	39,865

Heiwa Real Estate Co. Ltd.(a)	5,700	153,662

Ichigo, Inc.	43,700	133,689

Japan Property Management Center Co. Ltd.	5,500	45,680

JINUSHI Co. Ltd.	2,700	45,724

Katitas Co. Ltd.(a)	6,100	80,570

Keihanshin Building Co. Ltd.	4,700	50,775

LA Holdings Co. Ltd.	1,500	50,348

Loadstar Capital KK	3,000	56,513

Mirarth Holdings, Inc.	20,200	68,737

Raysum Co. Ltd.	2,700	64,135

Relo Group, Inc.	11,800	97,109

SAMTY Co. Ltd.	9,000	166,804

Starts Corp., Inc.	10,000	225,313

Sun Frontier Fudousan Co. Ltd.	8,800	114,023

Tosei Corp.	8,600	140,639

Total Real Estate Management & Development		1,729,001

Semiconductors & Semiconductor Equipment – 2.5%

Ferrotec Holdings Corp.(a)	6,300	123,132

Furuya Metal Co. Ltd.	700	52,450

Japan Material Co. Ltd.	3,600	57,302

Micronics Japan Co. Ltd.	3,400	200,390

Mimasu Semiconductor Industry Co. Ltd.	2,600	54,201

Mitsui High-Tec, Inc.	1,400	80,691

Optorun Co. Ltd.	4,500	61,489

Rorze Corp.	700	99,904

Shibaura Mechatronics Corp.(a)	1,800	76,236

Shindengen Electric Manufacturing Co. Ltd.	2,000	40,239

Tokyo Seimitsu Co. Ltd.	6,100	490,717

Towa Corp.(a)	700	49,351

Ulvac, Inc.	3,600	234,513

Yamaichi Electronics Co. Ltd.	4,200	69,100

Total Semiconductors & Semiconductor Equipment		1,689,715

Software – 0.9%

Computer Engineering & Consulting Ltd.	3,400	34,934

Cresco Ltd.	2,900	40,718

Digital Arts, Inc.	1,200	34,768

Fuji Soft, Inc.(a)	3,200	127,074

Fukui Computer Holdings, Inc.	2,200	37,751

I’ll, Inc.	1,090	21,642

Justsystems Corp.(a)	1,300	22,926

See Notes to Financial Statements.

40	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2024

Investments	Shares	Value

Miroku Jyoho Service Co. Ltd.	4,900	$58,698

Systena Corp.	57,200	102,801

UNITED, Inc.	9,300	55,058

WingArc1st, Inc.	2,000	40,504

Total Software		576,874

Specialty Retail – 4.1%

Adastria Co. Ltd.	5,122	130,466

Alleanza Holdings Co. Ltd.(a)	5,000	34,359

Alpen Co. Ltd.(a)	2,800	37,261

AOKI Holdings, Inc.	12,100	91,782

Aoyama Trading Co. Ltd.	4,900	56,821

ARCLANDS Corp.	6,179	72,877

Asahi Co. Ltd.	7,600	67,139

Autobacs Seven Co. Ltd.(a)	15,500	164,222

Bic Camera, Inc.(a)	8,000	67,766

DCM Holdings Co. Ltd.	17,600	171,761

EDION Corp.(a)	10,800	110,465

Geo Holdings Corp.(a)	1,400	17,825

Hard Off Corp. Co. Ltd.	3,500	39,314

Honeys Holdings Co. Ltd.(a)	4,900	57,630

IDOM, Inc.	16,100	110,422

Joshin Denki Co. Ltd.(a)	2,900	44,608

Joyful Honda Co. Ltd.(a)	5,900	85,413

K’s Holdings Corp.(a)	21,400	189,404

Kohnan Shoji Co. Ltd.	2,800	81,403

Kojima Co. Ltd.(a)	5,000	27,190

Komehyo Holdings Co. Ltd.(a)	1,100	28,964

Komeri Co. Ltd.(a)	3,000	68,585

KU Holdings Co. Ltd.	4,600	35,136

Nafco Co. Ltd.(a)	2,000	35,072

New Art Holdings Co. Ltd.(a)	5,300	59,603

Nextage Co. Ltd.(a)	3,800	72,914

Nishimatsuya Chain Co. Ltd.	3,500	57,537

Nissan Tokyo Sales Holdings Co. Ltd.	13,100	51,934

Nojima Corp.	7,400	83,415

PAL GROUP Holdings Co. Ltd.	7,400	126,931

Scroll Corp.	11,400	72,312

T-Gaia Corp.	7,900	107,634

United Arrows Ltd.(a)	2,800	36,854

VT Holdings Co. Ltd.	15,854	56,043

World Co. Ltd.	7,100	100,768

Xebio Holdings Co. Ltd.	5,000	32,707

Yellow Hat Ltd.	8,400	110,505

Total Specialty Retail		2,795,042

Technology Hardware, Storage & Peripherals – 0.5%

Elecom Co. Ltd.	7,700	78,554

MCJ Co. Ltd.	10,400	94,005

Riso Kagaku Corp.(a)	5,100	104,463

Toshiba TEC Corp.	2,500	50,217

Total Technology Hardware, Storage & Peripherals		327,239

Textiles, Apparel & Luxury Goods – 1.2%

Baroque Japan Ltd.(a)	11,900	59,757

Descente Ltd.(a)	2,600	59,354

Fujibo Holdings, Inc.(a)	1,200	35,403

Gunze Ltd.	2,000	72,946

Japan Wool Textile Co. Ltd.	6,000	58,595

Kurabo Industries Ltd.	2,200	50,877

Morito Co. Ltd.	6,200	64,439

Onward Holdings Co. Ltd.	21,039	79,377

Seiko Group Corp.(a)	4,600	126,744

Wacoal Holdings Corp.	5,500	134,970

Yondoshi Holdings, Inc.(a)	5,600	69,230

Total Textiles, Apparel & Luxury Goods		811,692

Trading Companies & Distributors – 3.4%

Advan Group Co. Ltd.	6,800	52,164

Alconix Corp.	4,000	38,667

Chori Co. Ltd.	3,800	85,493

Daiichi Jitsugyo Co. Ltd.	3,800	53,455

Hanwa Co. Ltd.	5,700	223,337

Inaba Denki Sangyo Co. Ltd.	7,600	176,009

Inabata & Co. Ltd.	7,600	159,437

Japan Pulp & Paper Co. Ltd.	900	30,804

Kamei Corp.	3,700	52,244

Kanaden Corp.	3,200	31,927

Kanamoto Co. Ltd.	3,200	56,940

Kanematsu Corp.	13,000	222,644

KPP Group Holdings Co. Ltd.(a)	6,000	29,416

Kyokuto Boeki Kaisha Ltd.	3,500	47,778

MARUKA FURUSATO Corp.	1,400	20,342

Mitsui Matsushima Holdings Co. Ltd.(a)	4,800	92,419

Nagase & Co. Ltd.	9,900	167,066

Nichiden Corp.(a)	2,900	50,893

Nishio Holdings Co. Ltd.	3,200	81,826

Onoken Co. Ltd.(a)	2,900	36,005

Sanyo Trading Co. Ltd.(a)	3,500	33,486

Sato Shoji Corp.	3,500	40,910

Seika Corp.	2,000	48,961

Senshu Electric Co. Ltd.	2,100	69,170

Shinsho Corp.	1,600	76,329

Trusco Nakayama Corp.	4,700	80,277

Wakita & Co. Ltd.	3,200	33,682

Yamazen Corp.(a)	10,900	96,940

Yuasa Trading Co. Ltd.	3,200	113,119

Total Trading Companies & Distributors		2,301,740

Transportation Infrastructure – 0.3%

Mitsubishi Logistics Corp.	4,800	157,785

Nissin Corp.	3,100	59,339

Total Transportation Infrastructure		217,124

Wireless Telecommunication Services – 0.2%

Okinawa Cellular Telephone Co.	7,000	164,194
TOTAL COMMON STOCKS (Cost: $59,572,061)		66,672,823

See Notes to Financial Statements.

WisdomTree Trust	41

Schedule of Investments (concluded)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2024

*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $17,580,382 and the total market value of the collateral held by the Fund was $18,730,849. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $10,392,685.

(b)	Rate shown represents annualized 7-day yield as of March 31, 2024.

Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 12.3%

United States – 12.3%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(b)
(Cost: $8,338,164)	8,338,164	$8,338,164

TOTAL INVESTMENTS IN SECURITIES – 111.0% (Cost: $67,910,225)		75,010,987

Other Assets less Liabilities – (11.0)%		(7,469,942)

NET ASSETS – 100.0%		$67,541,045

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America NA	4/3/2024	1,945,009,389	JPY	12,855,359	USD	$—	$(1,904)
Bank of America NA	4/3/2024	11,656,162	USD	1,736,388,147	JPY	181,366	—
Bank of America NA	5/7/2024	13,480,649	USD	2,029,076,281	JPY	1,724	—
Barclays Bank PLC	4/3/2024	1,945,009,389	JPY	12,855,359	USD	—	(1,904)
Barclays Bank PLC	4/3/2024	11,656,162	USD	1,736,395,140	JPY	181,319	—
Barclays Bank PLC	5/7/2024	13,480,649	USD	2,029,089,762	JPY	1,634	—
Citibank NA	4/3/2024	1,945,022,244	JPY	12,855,359	USD	—	(1,819)
Citibank NA	4/3/2024	3,237,823	USD	482,323,922	JPY	50,420	—
Citibank NA	5/7/2024	13,480,649	USD	2,029,103,243	JPY	1,544	—
HSBC Holdings PLC	4/3/2024	72,506,729	JPY	479,664	USD	—	(509)
HSBC Holdings PLC	4/3/2024	11,656,162	USD	1,736,386,981	JPY	181,373	—
HSBC Holdings PLC	4/3/2024	11,656,161	USD	1,736,386,832	JPY	181,373	—
JP Morgan Chase Bank NA	4/3/2024	1,945,012,768	JPY	12,855,355	USD	—	(1,878)
JP Morgan Chase Bank NA	5/7/2024	13,480,646	USD	2,029,075,830	JPY	1,724	—
Royal Bank of Canada	4/3/2024	1,945,009,556	JPY	12,855,359	USD	—	(1,903)
Royal Bank of Canada	4/3/2024	11,656,162	USD	1,736,391,608	JPY	181,343	—
Royal Bank of Canada	5/7/2024	13,480,649	USD	2,029,089,937	JPY	1,633	—
Standard Chartered Bank	4/3/2024	3,237,823	USD	483,858,650	JPY	40,278	—
						$1,005,731	$(9,917)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2—Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Assets:

Investments in Securities
Common Stocks	$66,672,823	$—	$—	$66,672,823
Investment of Cash Collateral for Securities Loaned	—	8,338,164	—	8,338,164
Total Investments in Securities	$66,672,823	$8,338,164	$—	$75,010,987

Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$1,005,731	$—	$1,005,731

Liabilities:

Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(9,917)	$—	$(9,917)
Total – Net	$66,672,823	$9,333,978	$—	$76,006,801
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

42	WisdomTree Trust

Statements of Assets and Liabilities

WisdomTree Trust

March 31, 2024

	WisdomTree Europe Hedged Equity Fund	WisdomTree Europe Hedged SmallCap Equity Fund	WisdomTree International Hedged Quality Dividend Growth Fund	WisdomTree Japan Hedged Equity Fund	WisdomTree Japan Hedged SmallCap Equity Fund
ASSETS:

Investments, at cost	$1,453,801,734	$44,815,432	$1,947,034,032	$4,235,647,702	$67,910,225

Investment in affiliates, at cost (Note 3)	—	—	868,179	—	—

Foreign currency, at cost	891,902	74,724	1,503,241	5,010,163	1,558
Investments in securities, at value[1,2] (Note 2)	1,934,842,035	48,655,369	2,418,283,249	4,949,229,091	75,010,987

Investment in affiliates, at value (Note 3)	—	—	1,150,249	—	—

Cash	617,287	1,448	1,328,577	2,088,835	45,903

Foreign currency, at value	887,839	74,535	1,503,875	5,010,219	1,784

Unrealized appreciation on foreign currency contracts	6,275,893	134,154	20,950,589	71,266,688	1,005,731

Receivables:

Capital shares sold	31,303,462	43,500	9,152,064	—	—

Dividends	426,112	58,794	5,114,863	42,905,558	808,479

Securities lending income	18,593	1,386	23,259	92,191	4,212

Foreign tax reclaims	7,354,446	117,165	6,079,165	2,644,935	5,061

Other (Note 6)	578,620	17,338	227,678	—	—
Total Assets	1,982,304,287	49,103,689	2,463,813,568	5,073,237,517	76,882,157
LIABILITIES:

Unrealized depreciation on foreign currency contracts	23,744	550	251,518	1,311,966	9,917

Payables:

Cash collateral received for securities loaned (Note 2)	49,889,495	4,997,454	60,536,579	307,769,515	8,338,164

Investment securities purchased	31,127,032	—	20,495,595	71,026,130	960,601

Advisory fees (Note 3)	888,489	21,027	1,140,343	1,862,529	32,186

Service fees (Note 2)	6,740	160	8,653	17,073	244

Other (Note 6)	374,090	5,201	68,303	—	—
Total Liabilities	82,309,590	5,024,392	82,500,991	381,987,213	9,341,112
NET ASSETS	$1,899,994,697	$44,079,297	$2,381,312,577	$4,691,250,304	$67,541,045
NET ASSETS:

Paid-in capital	$3,495,978,299	$62,193,576	$2,073,990,181	$5,248,463,699	$77,708,953

Total distributable earnings (loss)	(1,595,983,602)	(18,114,279)	307,322,396	(557,213,395)	(10,167,908)
NET ASSETS	$1,899,994,697	$44,079,297	$2,381,312,577	$4,691,250,304	$67,541,045
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	39,450,000	1,150,000	52,000,000	43,150,000	2,000,000
Net asset value per share	$48.16	$38.33	$45.79	$108.72	$33.77
[1] Includes market value of securities out on loan of:	$142,839,982	$5,482,253	$138,461,692	$457,812,879	$17,580,382
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

WisdomTree Trust	43

Statements of Operations

WisdomTree Trust

For the Year Ended March 31, 2024

	WisdomTree Europe Hedged Equity Fund	WisdomTree Europe Hedged SmallCap Equity Fund	WisdomTree International Hedged Quality Dividend Growth Fund	WisdomTree Japan Hedged Equity Fund	WisdomTree Japan Hedged SmallCap Equity Fund
INVESTMENT INCOME:

Dividends	$59,530,060	$2,412,231	$46,660,419	$101,210,868	$1,756,776

Dividends from affiliates (Note 3)	—	—	20,098	—	—

Interest	—	—	63,923	—	—

Non-cash dividends	387,233	23,594	—	—	—

Other income (Note 6)	2,822,416	17,490	201,725	—	—

Securities lending income, net (Note 2)	2,423,012	36,998	276,530	526,203	24,302

Less: Foreign withholding taxes on dividends	(7,285,944)	(329,359)	(4,404,856)	(10,127,696)	(176,316)
Total investment income	57,876,777	2,160,954	42,817,839	91,609,375	1,604,762
EXPENSES:

Advisory fees (Note 3)	8,410,181	282,076	10,427,133	13,956,299	278,903

Service fees (Note 2)	63,801	2,140	79,102	127,933	2,116

Other fees (Note 6)	809,450	5,018	58,768	—	—
Total expenses	9,283,432	289,234	10,565,003	14,084,232	281,019
Expense waivers (Note 3)	—	—	(3,386)	—	—
Net expenses	9,283,432	289,234	10,561,617	14,084,232	281,019
Net investment income	48,593,345	1,871,720	32,256,222	77,525,143	1,323,743
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(49,617,505)	(2,481,892)	48,581,005	(82,370,186)	(1,096,573)

In-kind redemptions	12,776,467	1,258,280	—	178,558,830	3,494,435

Futures contracts	—	4,007	—	—	—

Foreign currency contracts	257,478	221,727	20,456,849	357,812,496	5,191,749

Foreign currency related transactions	60,992	4,725	133,775	(2,575,207)	(46,649)
Net realized gain (loss)	(36,522,568)	(993,153)	69,171,629	451,425,933	7,542,962
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	251,809,026	3,763,609	209,454,218	720,660,847	7,383,640

Investment transactions in affiliates (Note 3)	—	—	126,630	—	—

Foreign currency contracts	37,078,496	1,359,681	44,353,215	99,026,901	1,452,754

Translation of assets and liabilities denominated in foreign currencies	(59,269)	29	10,192	(412,045)	(659)
Net increase in unrealized appreciation/depreciation	288,828,253	5,123,319	253,944,255	819,275,703	8,835,735
Net realized and unrealized gain on investments	252,305,685	4,130,166	323,115,884	1,270,701,636	16,378,697
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$300,899,030	$6,001,886	$355,372,106	$1,348,226,779	$17,702,440

See Notes to Financial Statements.

44	WisdomTree Trust

Statements of Changes in Net Assets

WisdomTree Trust

	WisdomTree Europe Hedged Equity Fund		WisdomTree Europe Hedged SmallCap Equity Fund		WisdomTree International Hedged Quality Dividend Growth Fund

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$48,593,345	$41,397,465	$1,871,720	$2,357,253	$32,256,222	$40,343,152

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	(36,522,568)	61,473,088	(993,153)	(4,807,804)	69,171,629	(122,646,277)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	288,828,253	31,948,323	5,123,319	(154,286)	253,944,255	132,616,560
Net increase (decrease) in net assets resulting from operations	300,899,030	134,818,876	6,001,886	(2,604,837)	355,372,106	50,313,435
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(48,992,250)	(40,224,525)	(1,960,000)	(2,393,909)	(34,358,500)	(152,589,770)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	290,026,390	23,922,673	10,188,628	19,411,083	663,713,322	351,881,143

Cost of shares redeemed	(44,534,131)	(581,668,771)	(19,117,867)	(26,217,220)	—	(30,111,720)

Net increase (decrease) in net assets resulting from capital share transactions	245,492,259	(557,746,098)	(8,929,239)	(6,806,137)	663,713,322	321,769,423
Net Increase (Decrease) in Net Assets	497,399,039	(463,151,747)	(4,887,353)	(11,804,883)	984,726,928	219,493,088
NET ASSETS:

Beginning of year	$1,402,595,658	$1,865,747,405	$48,966,650	$60,771,533	$1,396,585,649	$1,177,092,561

End of year	$1,899,994,697	$1,402,595,658	$44,079,297	$48,966,650	$2,381,312,577	$1,396,585,649
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	34,200,000 [1]	50,400,000 [1]	1,450,000	1,750,000	35,650,000	27,350,000

Shares created	6,350,000 [1]	600,000 [1]	300,000	550,000	16,350,000	9,100,000

Shares redeemed	(1,100,000)[1]	(16,800,000)[1]	(600,000)	(850,000)	—	(800,000)
Shares outstanding, end of year	39,450,000 [1]	34,200,000 [1]	1,150,000	1,450,000	52,000,000	35,650,000
[1] Shares were adjusted to reflect a 2:1 share split effective August 10, 2023.

See Notes to Financial Statements.

WisdomTree Trust	45

Statements of Changes in Net Assets (concluded)

WisdomTree Trust

	WisdomTree Japan Hedged Equity Fund		WisdomTree Japan Hedged SmallCap Equity Fund

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024		For the Year Ended March 31, 2023
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$77,525,143	$54,558,772	$1,323,743		$592,040

Net realized gain on investments, foreign currency contracts and foreign currency related transactions	451,425,933	195,447,523	7,542,962		395,893

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	819,275,703	(29,443,068)	8,835,735		2,766,223
Net increase in net assets resulting from operations	1,348,226,779	220,563,227	17,702,440		3,754,156
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(90,526,367)	(70,598,895)	(1,379,024)		(888,720)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	2,710,937,218	425,626,096	44,737,147		—

Cost of shares redeemed	(807,569,239)	(965,252,969)	(17,644,299)		(4,344,141)

Net increase (decrease) in net assets resulting from capital share transactions	1,903,367,979	(539,626,873)	27,092,848		(4,344,141)
Net Increase (Decrease) in Net Assets	3,161,068,391	(389,662,541)	43,416,264		(1,478,705)
NET ASSETS:

Beginning of year	$1,530,181,913	$1,919,844,454	$24,124,781		$25,603,486

End of year	$4,691,250,304	$1,530,181,913	$67,541,045		$24,124,781
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	21,700,000	29,700,000	1,000,000	[1]	1,200,000 [1]

Shares created	30,400,000	6,650,000	1,600,000	[1]	— [1]

Shares redeemed	(8,950,000)	(14,650,000)	(600,000)[1]		(200,000)[1]
Shares outstanding, end of year	43,150,000	21,700,000	2,000,000	[1]	1,000,000 [1]
[1] Shares were adjusted to reflect a 2:1 share split effective August 10, 2023.

See Notes to Financial Statements.

46	WisdomTree Trust

Financial Highlights

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Europe Hedged Equity Fund	For the Year Ended March 31, 2024[1]	For the Year Ended March 31, 2023[1]	For the Year Ended March 31, 2022[1]	For the Year Ended March 31, 2021[1]	For the Year Ended March 31, 2020[1]
Net asset value, beginning of year	$41.01	$37.02	$36.36	$25.92	$31.95
Investment operations:

Net investment income[2]	1.40	1.06	0.69	0.88	0.76

Net realized and unrealized gain (loss)	7.17	3.88	0.81	10.43	(6.10)
Total from investment operations	8.57	4.94	1.50	11.31	(5.34)
Dividends to shareholders:

Net investment income	(1.42)	(0.95)	(0.84)	(0.87)	(0.69)
Net asset value, end of year	$48.16	$41.01	$37.02	$36.36	$25.92

TOTAL RETURN[3]	21.64%	13.94%	4.04%	44.22%	(17.15)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$1,899,995	$1,402,596	$1,865,747	$1,937,668	$2,200,271

Ratios to average net assets of:

Expenses	0.64%[4]	0.79%[4]	0.59%[4]	0.58%	0.58%

Net investment income	3.35%	2.95%	1.79%	2.81%	2.29%
Portfolio turnover rate[5]	30%	38%	34%	55%	26%

WisdomTree Europe Hedged SmallCap Equity Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$33.77	$34.73	$33.96	$23.43	$30.17
Investment operations:

Net investment income[2]	1.32	1.73	0.75	1.02	1.22

Net realized and unrealized gain (loss)	4.48	(1.06)	0.91	10.56	(6.92)
Total from investment operations	5.80	0.67	1.66	11.58	(5.70)
Dividends to shareholders:

Net investment income	(1.24)	(1.63)	(0.89)	(1.05)	(1.04)
Net asset value, end of year	$38.33	$33.77	$34.73	$33.96	$23.43
TOTAL RETURN[3]	17.76%	2.53%	4.86%	50.50%	(19.62)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$44,079	$48,967	$60,772	$37,353	$49,197

Ratios to average net assets of:

Expenses	0.59%[4]	0.59%[4]	0.63%[4]	0.58%	0.58%

Net investment income	3.85%	5.34%	2.08%	3.59%	3.99%
Portfolio turnover rate[5]	32%	44%	57%	77%	49%
[1]	Per share amounts were adjusted to reflect a 2:1 share split effective August 10, 2023.

[2]	Based on average shares outstanding.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

[4]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.58%.

[5]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

WisdomTree Trust	47

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree International Hedged Quality Dividend Growth Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$39.17	$43.04	$41.17	$30.61	$32.14
Investment operations:

Net investment income[1]	0.73	1.29	1.25	0.88	0.78

Net realized and unrealized gain (loss)	6.66	(0.45)[2]	2.03	10.54	(1.59)

Net increase from payment by affiliate	—	—	0.00 [3]	0.08	—
Total from investment operations	7.39	0.84	3.28	11.50	(0.81)
Dividends and distributions to shareholders:

Net investment income	(0.77)	(1.33)	(1.41)	(0.94)	(0.72)

Capital gains	—	(3.38)	—	—	—
Total dividends and distributions to shareholders	(0.77)	(4.71)	(1.41)	(0.94)	(0.72)
Net asset value, end of year	$45.79	$39.17	$43.04	$41.17	$30.61

TOTAL RETURN[4]	19.09%	3.00%	7.93%[5]	37.85%[6]	(2.70)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$2,381,313	$1,396,586	$1,177,093	$899,491	$592,346

Ratios to average net assets of:

Expenses[7,8]	0.59%[9]	0.59%[9]	0.58%	0.58%	0.58%

Net investment income	1.79%	3.35%	2.85%	2.37%	2.32%
Portfolio turnover rate[10]	57%	86%	61%	67%	61%

WisdomTree Japan Hedged Equity Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$70.52	$64.64	$61.01	$42.64	$50.42
Investment operations:

Net investment income[1]	2.36	1.91	1.52	1.02	1.05

Net realized and unrealized gain (loss)	38.55	6.54	3.76	18.73	(7.52)

Net increase from payment by affiliate	—	—	—	0.00 [3]	—
Total from investment operations	40.91	8.45	5.28	19.75	(6.47)
Dividends to shareholders:

Net investment income	(2.71)	(2.57)	(1.65)	(1.38)	(1.31)
Net asset value, end of year	$108.72	$70.52	$64.64	$61.01	$42.64
TOTAL RETURN[4]	58.99%	13.48%	8.79%	46.97%[11]	(13.26)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$4,691,250	$1,530,182	$1,919,844	$1,674,759	$1,709,801

Ratios to average net assets of:

Expenses	0.48%	0.48%	0.48%	0.48%	0.48%

Net investment income	2.67%	2.93%	2.45%	2.03%	2.08%
Portfolio turnover rate[10]	32%	37%	22%	25%	20%
[1]	Based on average shares outstanding.

[2]

The amount of net realized and unrealized gain (loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

[3]	Amount represents less than $0.005.

[4]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees for the WisdomTree International Hedged Quality Dividend Growth Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[5]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain equity transactions during the period. Excluding the voluntary reimbursement, total return would have been unchanged.

[6]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been 0.27% lower.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.
[8]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[9]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.58%.

[10]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[11]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been unchanged.

See Notes to Financial Statements.

48	WisdomTree Trust

Financial Highlights (concluded)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Japan Hedged SmallCap Equity Fund	For the Year Ended March 31, 2024[1]	For the Year Ended March 31, 2023[1]	For the Year Ended March 31, 2022[1]	For the Year Ended March 31, 2021[1]	For the Year Ended March 31, 2020[1]
Net asset value, beginning of year	$24.12	$21.33	$22.38	$16.94	$19.79
Investment operations:

Net investment income[2]	0.79	0.56	0.49	0.32	0.37

Net realized and unrealized gain (loss)	9.67	3.06	(0.90)	5.73	(2.76)
Total from investment operations	10.46	3.62	(0.41)	6.05	(2.39)
Dividends to shareholders:

Net investment income	(0.81)	(0.83)	(0.64)	(0.61)	(0.46)

Net asset value, end of year	$33.77	$24.12	$21.33	$22.38	$16.94

TOTAL RETURN[3]	43.87%	17.36%	(1.80)%	36.31%	(12.41)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$67,541	$24,125	$25,603	$31,332	$44,049

Ratios to average net assets of:

Expenses	0.58%	0.58%	0.58%	0.58%	0.58%

Net investment income	2.75%	2.52%	2.26%	1.67%	1.90%
Portfolio turnover rate[4]	46%	46%	41%	41%	36%
[1]	Per share amounts were adjusted to reflect a 2:1 share split effective August 10, 2023.
[2]	Based on average shares outstanding.
[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

[4]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

WisdomTree Trust	49

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005 and is authorized to have multiple series of portfolios (each a “Fund”, collectively, the “Funds”). These notes relate only to the Funds listed below. In accordance with Accounting Standards Codification Topic 946, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies.

Fund	Commencement of Operations
WisdomTree Europe Hedged Equity Fund (“Europe Hedged Equity Fund”)	December 31, 2009
WisdomTree Europe Hedged SmallCap Equity Fund (“Europe Hedged SmallCap Equity Fund”)	March 4, 2015
WisdomTree International Hedged Quality Dividend Growth Fund (“International Hedged Quality Dividend Growth Fund”)	May 7, 2014
WisdomTree Japan Hedged Equity Fund (“Japan Hedged Equity Fund”)	June 16, 2006
WisdomTree Japan Hedged SmallCap Equity Fund (“Japan Hedged SmallCap Equity Fund”)	June 28, 2013

Each Fund seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree, Inc. (“WisdomTree”) or an Index developed by a third party. WisdomTree is the parent company of WisdomTree Asset Management, Inc. (“WTAM”), the investment adviser to each Fund and the Trust. “WisdomTree” is a registered trademark of WisdomTree and has been licensed for use by the Trust. Each Fund described herein is considered to be non-diversified as defined under the 1940 Act.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions (e.g., broker-dealers) may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees of the Trust (the “Board” or “Board of Trustees”). Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Each Fund may invest in money market funds which are valued at their NAV per share and exchange-traded funds (“ETFs” or “ETF”) or exchange-traded notes (“ETNs” or “ETN”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the ETF or ETN has not traded on its principal exchange. Foreign currency contracts that settle within two business days after the trade date (“Spot Contracts”) and foreign currency contracts having a settlement period greater than two business days after the trade date (“Forward Contracts”) are valued on the measurement date using an interpolated foreign exchange rate between the closest preceding and subsequent settlement period, as calculated using the 4:00 p.m. London time closing spot and forward rates provided by an independent pricing service provider.

50	WisdomTree Trust

Notes to Financial Statements (continued)

Pursuant to Board-approved valuation procedures established by the Trust and WTAM, the Board has appointed WTAM as the Funds’ valuation designee (the “Valuation Designee”) to perform all fair valuations of the Funds’ portfolio investments, subject to the Board’s oversight. As the Valuation Designee, WTAM has established procedures for its fair valuation of a Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. The Valuation Designee is comprised of senior representatives of WTAM and reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from the exchange or system on which it is principally traded, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Valuation Designee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events”. An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Valuation Designee will perform other procedures (consistent with GAAP) to value an investment when a market quote is not available. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended (either due to events affecting the issuer of the security specifically or events affecting the primary trading exchange more broadly) or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets in which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details (e.g., credit rating, debt ranking, coupon date, maturity date, etc.), interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or prices obtained from independent pricing service providers. Depending on the product and the terms of the

WisdomTree Trust	51

Notes to Financial Statements (continued)

transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Valuation Designee may include significant unobservable inputs and therefore such financial instruments would be reflected as a Level 3 of the fair value hierarchy. The Valuation Designee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Valuation Designee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value.

The summary of fair valuations according to the inputs used in valuing each Fund’s assets as of the measurement date is included in a “Fair Valuation Summary” supplementary table in each applicable Fund’s Schedule of Investments.

During the fiscal year ended March 31, 2024, there were no significant transfers into or out of Level 3 of the fair value hierarchy.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts as well as gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically foreign currency contracts during the fiscal year ended March 31, 2024 and open positions in such derivatives as of March 31, 2024 are detailed in each Fund’s Schedule of Investments. All of the derivative instruments disclosed and described herein are subject to risk. Risks may arise upon entering into foreign currency contracts from potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar or each other. The Funds’ derivative agreements may also contain credit-risk related contingent features which may include, but are not limited to, a threshold in the Funds’ derivative agreements on unrealized depreciation (i.e., the Funds’ obligation to the counterparty) above a specified dollar amount. If an event occurred at March 31, 2024 that triggered a contingent feature, the counterparty to the agreement may require a Fund to post collateral (or additional collateral) or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment due to a counterparty. The maximum exposure to derivatives agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for each Fund, as disclosed in Note 2 — Master Netting Arrangements under the column entitled “Liabilities: Net Amount”. Information with respect to the amounts and types of collateral received and/or posted for derivative instruments as of March 31, 2024, if any, is reflected as a footnote within each Fund’s Schedule of Investments. At March 31, 2024, the Funds did not receive or post collateral with any counterparty for derivatives and no event occurred that triggered a credit-risk-related contingent feature.

As of March 31, 2024, the effects of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

	Asset Derivatives		Liability Derivatives

Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
Europe Hedged Equity Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	$6,275,893	Unrealized depreciation on foreign currency contracts	$23,744
Europe Hedged SmallCap Equity Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	134,154	Unrealized depreciation on foreign currency contracts	550
International Hedged Quality Dividend Growth Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	20,950,589	Unrealized depreciation on foreign currency contracts	251,518
Japan Hedged Equity Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	71,266,688	Unrealized depreciation on foreign currency contracts	1,311,966
Japan Hedged SmallCap Equity Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	1,005,731	Unrealized depreciation on foreign currency contracts	9,917

52	WisdomTree Trust

Notes to Financial Statements (continued)

For the fiscal year ended March 31, 2024, the effects of derivative instruments on each applicable Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Europe Hedged Equity Fund
Foreign currency risk	$257,478	$37,078,496
Europe Hedged SmallCap Equity Fund
Equity risk	4,007	—
Foreign currency risk	221,727	1,359,681
International Hedged Quality Dividend Growth Fund
Foreign currency risk	20,456,849	44,353,215
Japan Hedged Equity Fund
Foreign currency risk	357,812,496	99,026,901
Japan Hedged SmallCap Equity Fund
Foreign currency risk	5,191,749	1,452,754

[1]	Realized gains (losses) on derivatives are located on the Statements of Operations as follows:

Equity risk	Net realized gain (loss) from futures contracts
Foreign currency risk	Net realized gain (loss) from foreign currency contracts

[2]	Change in unrealized appreciation (depreciation) is located on the Statements of Operations as follows:

Foreign currency risk	Net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts

During the fiscal year ended March 31, 2024, the volume of derivative activity (based on the average of month-end notional balances, except where footnoted) for each Fund was as follows:

	Average Notional

Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Futures contracts (long)
Europe Hedged Equity Fund
Foreign currency risk	$1,448,950,437	$2,917,473,113	$—
Europe Hedged SmallCap Equity Fund
Equity risk[1]	—	—	17,093
Foreign currency risk	49,235,205	97,189,840	—
International Hedged Quality Dividend Growth Fund
Foreign currency risk	1,789,887,448	3,590,405,844	—
Japan Hedged Equity Fund
Foreign currency risk	2,877,261,895	5,796,479,668	—
Japan Hedged SmallCap Equity Fund
Foreign currency risk	48,147,185	96,387,142	—
[1]	The volume of derivatives for the period is based on intra-month balances.

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income (less foreign taxes withheld, if any) is recognized on the ex-dividend date or as soon as practicable (with respect to foreign dividends) after the existence of a dividend declaration has been determined. Non-cash dividend income is recognized on the ex-dividend date, or, with respect to foreign dividends, as soon as practicable after the existence of a dividend declaration has been determined, at the fair value of securities received. Upon notification from real estate investment trust (“REIT”) issuers or as estimated by management, all or a portion of the dividend income received from a REIT may be redesignated as a reduction of cost of the related investment and/or as a realized gain. On each measurement date, the Funds evaluate the collectability of receivable balances. Generally, the Funds will write-off dividend receivable balances that are canceled by the issuer as of the date that the dividend receivable cancellation notification was publicly made available or when it becomes probable that dividends will not be collected and the amount of uncollectable dividends can be reasonably estimated. Income earned from securities lending activities (i.e., securities lending income), net of fees payable to the securities borrower and/or securities lending agent, is accrued daily.

WisdomTree Trust	53

Notes to Financial Statements (continued)

Foreign Taxes — The Funds may be subject to foreign taxes (a portion of which may be reclaimable or refundable) on foreign income or capital gains on investment transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and tax rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are accrued and applied to foreign income as the foreign income is earned and are reflected on the Statements of Operations as follows: foreign taxes withheld on dividends are presented as a reduction to investment income in “Less: Foreign withholding taxes on dividends”, foreign taxes on capital gains from investment transactions, if any, are included in “Net realized gain (loss) from investment transactions”, and deferred foreign taxes on net unrealized appreciation on investments, if any, are included in “Net increase (decrease) in unrealized appreciation/depreciation on investment transactions”. Foreign taxes payable or deferred as of March 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities in “Payables: Foreign capital gains tax”.

In certain foreign jurisdictions, when the Funds incur subsequent capital losses on investment transactions that occurred during the tax year in the applicable foreign jurisdiction, the Funds may be entitled to a refund on any foreign taxes paid on previous capital gain investment transactions that occurred during the tax year of the applicable foreign jurisdiction. Foreign capital gain tax refunds on investment transactions are included in “Net realized gain (loss) from investment transactions” on the Statements of Operations and foreign capital gain tax refunds that remain unpaid as of March 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities in “Receivables: Foreign capital gains tax refund”.

The Funds file foreign tax reclaims in certain foreign jurisdictions to recover a portion of amounts previously withheld on dividend income if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims recorded relating to current fiscal year investment income are included in the Statements of Operations as a reduction to the balance shown for “Foreign withholding taxes on dividends” and foreign tax reclaims recorded, but not yet received as of March 31, 2024, if any, are shown on the Statements of Assets and Liabilities in “Receivables: Foreign tax reclaims”.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of “net realized gain (loss) from investment transactions” and “net increase (decrease) in unrealized appreciation/depreciation from investment transactions”, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses from foreign currency contracts are included in “net realized gain (loss) from foreign currency contracts” and “net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts”, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in “net realized gain (loss) from foreign currency related transactions” and/or “net increase (decrease) in unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currencies” in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

Expenses — Under the investment advisory agreement for each Fund, except for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Under the investment advisory agreement for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

54	WisdomTree Trust

Notes to Financial Statements (continued)

Acquired fund fees and expenses (“AFFEs”) (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) are not operating expenses of the Funds and are not paid by WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% per annum of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Currency Transactions — The Funds may enter into foreign currency contracts to facilitate local securities settlements or to protect against currency exposure. The Funds may not enter into such contracts for speculative purposes.

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to facilitate local securities settlements or to protect against currency exposure. The Funds may not enter into such contracts for speculative purposes. During the fiscal year ended March 31, 2024, the Funds utilized foreign currency contracts primarily to offset exposure to foreign currencies consistent with each Fund’s investment objective. A foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A foreign currency contract generally does not require an initial margin deposit and no commissions are charged at any stage for trades.

Risks may arise upon entering into foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open foreign currency contracts are recorded for book purposes as unrealized gains or losses on foreign currency contracts by the Funds and are included in “net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts” on the Statements of Operations. Realized gains and losses on foreign currency contracts include net gains or losses recognized by the Funds on contracts which have settled and are included in “net realized gain (loss) from foreign currency contracts” on the Statements of Operations.

Futures Contracts — The Europe Hedged SmallCap Equity Fund utilized equity futures contracts on a temporary basis during the fiscal year to obtain market exposure consistent with its investment objectives during the Fund’s annual portfolio rebalance. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency, equity, digital asset or U.S. Treasury security, collectively herein, “Reference Asset”) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified Reference Asset at a future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. A Fund may also cash settle upon the expiration date of a futures contract in which no physical delivery (or receipt) of the specified Reference Asset comprising the futures contract is made. Instead, settlement in cash would occur upon the expiration of the contract, with the cash settlement being the difference between the contract price and the actual price of the specified Reference Asset at the expiration date. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange clearing corporation.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or U.S. government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Cash deposited as initial margin, if any, is shown as “Deposits at broker for futures contracts” in the Statements of Assets and Liabilities, and U.S. government securities deposited, if any, are designated in the Schedule of Investments. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day or at other agreed-upon time periods depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts, variation margin payments may be made or received when the futures contract expires. Variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the unrealized net gain or loss is reclassified to realized gain or loss on futures. The Funds have adopted a derivatives risk management program pursuant to Rule 18f-4 under the 1940 Act to assess and manage the Funds’ derivatives risk. Rule 18f-4 limits the amount of derivatives a fund can enter into and replaces the asset segregation framework previously used by the Funds to comply with Section 18 of the 1940 Act.

As of March 31, 2024, there were no open futures contracts in the Funds.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following each Schedule of Investments, but is not included within the Statements of Assets and Liabilities

WisdomTree Trust	55

Notes to Financial Statements (continued)

because the receiving Fund does not have the right to sell or repledge the securities received as collateral. As compensation for lending its securities, each Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower (net of any fee rebates paid to the borrower). The lending agent receives a portion of the income earned by the Funds in connection with the lending program. The net securities lending income earned by the Funds is disclosed on the Statements of Operations. The dividend income earned on the securities loaned is accounted for in the same manner as other dividend income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. In the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower if the value of the collateral received is insufficient to cover the market value of the securities loaned.

Master Netting Arrangements — Codification Topic 210 (“ASC 210”), Balance Sheet, requires disclosures generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASC 210 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASC 210 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund enters into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) derivatives, such as foreign currency contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g., foreign currency contracts, options and certain swaps). To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from a counterparty’s non-performance.

The Funds’ securities lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Funds and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower. However, in the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower if the value of the collateral received is insufficient to cover the market value of the securities loaned.

56	WisdomTree Trust

Notes to Financial Statements (continued)

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of March 31, 2024, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement and the Lending Agreement are detailed in the following table:

	Assets				Liabilities

	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
Fund		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Posted
Europe Hedged Equity Fund
Securities Lending	$142,839,982	$—	$(142,839,982)[1]	$—	$—	$—	$—	$—
Foreign Currency Contracts	6,275,893	(22,008)	—	6,253,885	23,744	(22,008)	—	1,736
Europe Hedged SmallCap Equity Fund
Securities Lending	5,482,253	—	(5,482,253)[1]	—	—	—	—	—
Foreign Currency Contracts	134,154	(510)	—	133,644	550	(510)	—	40
International Hedged Quality Dividend Growth Fund
Securities Lending	138,461,692	—	(138,461,692)[1]	—	—	—	—	—
Foreign Currency Contracts	20,950,589	(245,887)	—	20,704,702	251,518	(245,887)	—	5,631
Japan Hedged Equity Fund
Securities Lending	457,812,879	—	(457,812,879)[1]	—	—	—	—	—
Foreign Currency Contracts	71,266,688	(934,772)	—	70,331,916	1,311,966	(934,772)	—	377,194
Japan Hedged SmallCap Equity Fund
Securities Lending	17,580,382	—	(17,580,382)[1]	—	—	—	—	—
Foreign Currency Contracts	1,005,731	(9,763)	—	995,968	9,917	(9,763)	—	154
[1]	The amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Restricted Securities — Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A portion of the Code, known as subchapter M (“Subchapter M”), addresses the ways by which investment companies and investment trusts may pass income through to shareholders in order to avoid double taxation. Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Accordingly, no provision for U.S. federal income taxes is required. In order to qualify for the special tax treatment accorded to RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with the requirements of the Code and the U.S. Treasury regulations (i.e., tax basis) which may differ to amounts determined under GAAP (i.e., book basis). These book/tax differences are either considered temporary or permanent in nature. To the extent these

WisdomTree Trust	57

Notes to Financial Statements (continued)

differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Investments Corporation (“Mellon”) to provide sub-advisory services to the Funds. Mellon is compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee, accrued daily and paid monthly in arrears, of up to 0.0044% per annum of each Fund’s average daily net assets.

WTAM expects to receive annual advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate
Europe Hedged Equity Fund	0.58%
Europe Hedged SmallCap Equity Fund	0.58%
International Hedged Quality Dividend Growth Fund	0.58%
Japan Hedged Equity Fund	0.48%
Japan Hedged SmallCap Equity Fund	0.58%

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Transactions in shares of affiliated ETFs for the fiscal year ended March 31, 2024, as applicable, are included in an “Investment in Affiliates” supplementary table in each applicable Fund’s Schedule of Investments. For these transactions, WTAM voluntarily waives a portion of its advisory fees, that it would otherwise charge, for each Fund’s investment in affiliated funds. The waivers may be reduced to offset the incremental costs related to these investments (e.g., fund accounting, safekeeping, transaction fees, etc.) that are paid by WTAM out of its advisory fee. The dollar amount of advisory fees waived during the period for the Funds, if any, are included in the Statements of Operations in “Expense waivers”.

During the fiscal year ended March 31, 2024, certain Funds engaged in purchase and sale transactions with funds that have a common investment adviser, WTAM. These interfund purchase and sale transactions were effected in accordance with Rule 17a-7 under the 1940 Act. For the fiscal year ended March 31, 2024, the cost of purchases, proceeds from sales and the net realized gain or loss recognized upon the disposal of securities resulting from interfund transactions are shown in the following table:

Fund	Purchases	Sales	Net Realized Gain/(Loss)
Europe Hedged Equity Fund	$13,900,727	$32,755,005	$(755,807)
Europe Hedged SmallCap Equity Fund	1,435,872	1,332,909	(214,367)
International Hedged Quality Dividend Growth Fund	89,119,738	47,632,980	(2,013,525)
Japan Hedged Equity Fund	39,154,651	65,185,608	(2,945,621)
Japan Hedged SmallCap Equity Fund	1,123,093	1,660,946	105,790

WTAM and/or WisdomTree (collectively herein, “WT”) may from time to time own shares of a Fund. As of and for the fiscal year ended March 31, 2024, WT held shares of and received distributions from the following Funds, which were purchased through an unaffiliated broker in ordinary brokerage transactions in the secondary market in which the Funds’ shares trade:

	At March 31, 2024		For the Fiscal Year Ended March 31, 2024

Fund	Fund Shares held by WT	Market Value of Fund Shares held by WT	Dividends and Distributions paid to WT on Fund Shares held by WT
Japan Hedged Equity Fund	15	$1,628	$42

58	WisdomTree Trust

Notes to Financial Statements (continued)

4. CAPITAL SHARE TRANSACTIONS

As of March 31, 2024, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof to an authorized participant (“AP”). Except when aggregated in creation units (“Creation Unit Aggregations”), shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of creation units of a Fund generally consists of the in-kind contribution of a basket of securities (“Deposit Securities”) and/or an amount of cash (“Cash Component”). Creation Unit Aggregations may be created in advance of receipt by a Fund of all or a portion of the applicable Deposit Securities from APs. In these circumstances, the initial deposit received from the AP will have a value greater than the NAV of the applicable Fund’s shares on the date the order is placed in proper form since, in addition to available Deposit Securities, U.S. cash must be deposited by the AP in an amount equal to the sum of (i) the Cash Component, plus (ii) generally between 102%-110%, as directed by the Trust or WTAM, which the Trust or WTAM may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities. The Fund will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received from the AP or purchased by the Fund. Amounts due to be returned to an AP as of March 31, 2024, if any, is shown in the Statements of Assets and Liabilities in “Payables: Deposit due to authorized participant”.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding short-term investments) for the fiscal year ended March 31, 2024 are shown in the following table. Realized gains and losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

			In-kind Capital Share Transactions

Fund	Purchases	Sales	Purchases	Sales
Europe Hedged Equity Fund	$478,581,343	$440,292,155	$276,529,954	$44,374,417
Europe Hedged SmallCap Equity Fund	16,687,747	15,295,856	10,104,104	19,015,947
International Hedged Quality Dividend Growth Fund	1,105,401,663	1,025,160,161	626,634,582	—
Japan Hedged Equity Fund	1,441,415,746	931,613,285	2,593,369,494	803,559,397
Japan Hedged SmallCap Equity Fund	28,909,260	22,254,810	44,515,962	18,384,946

6. FEDERAL INCOME TAXES

At March 31, 2024, the cost of investments (including securities on loan and derivatives) for Federal income tax purposes was as follows:

	Investments in Long Securities				Investments in Financial Derivatives[1]

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation	Total Net Unrealized Appreciation
Europe Hedged Equity Fund	$1,482,262,708	$516,022,369	$(63,443,042)	$452,579,327	$—	$—	$—	$452,579,327
Europe Hedged SmallCap Equity Fund	45,291,176	5,986,085	(2,621,892)	3,364,193	—	—	—	3,364,193
International Hedged Quality Dividend Growth Fund	1,972,229,869	509,458,996	(62,255,367)	447,203,629	63,635	(2,711)	60,924	447,264,553
Japan Hedged Equity Fund	4,268,937,697	780,268,831	(99,977,437)	680,291,394	—	—	—	680,291,394
Japan Hedged SmallCap Equity Fund	68,136,433	8,474,205	(1,599,651)	6,874,554	—	—	—	6,874,554
[1]

Certain financial derivatives may be considered section 1256 contracts under the Code. Each section 1256 contract held at the close of a taxable year shall be treated as sold for its fair market value on the last business day of such taxable year (and any realized gain and loss shall be taken into account for the taxable year). As such, the unrealized appreciation/(depreciation) for financial derivatives on a tax basis may not correspond to the unrealized appreciation/(depreciation) on a GAAP basis. The unrealized appreciation/(depreciation) for financial derivatives on a GAAP basis is located in the respective financial derivatives tables in each Fund’s Schedule of Investments.

WisdomTree Trust	59

Notes to Financial Statements (continued)

At March 31, 2024, the components of total distributable earnings (loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Losses	Net Unrealized Appreciation	Currency and Other Unrealized Appreciation/ (Depreciation)	Other Temporary Differences[1]	Total Distributable Earnings (Loss)
Europe Hedged Equity Fund	$1,157,204	$(2,049,684,104)	$452,579,327	$(483,740)	$447,711	$(1,595,983,602)
Europe Hedged SmallCap Equity Fund	80,644	(21,567,911)	3,364,193	(3,167)	11,962	(18,114,279)
International Hedged Quality Dividend Growth Fund	1,836,015	(141,997,043)	447,203,629	112,489	167,306	307,322,396
Japan Hedged Equity Fund	23,575,129	(1,260,607,164)	680,291,394	(472,754)	—	(557,213,395)
Japan Hedged SmallCap Equity Fund	218,546	(17,259,628)	6,874,554	(1,380)	—	(10,167,908)
[1]	The treatment of certain income/expense items have been recognized for GAAP but disallowed for tax purposes.

The tax character of distributions paid during the fiscal years ended March 31, 2024 and March 31, 2023, was as follows:

	Year Ended March 31, 2024	Year Ended March 31, 2023

Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Ordinary Income*	Distributions Paid from Long-Term Capital Gains
Europe Hedged Equity Fund	$48,992,250	$40,224,525	$—
Europe Hedged SmallCap Equity Fund	1,960,000	2,393,909	—
International Hedged Quality Dividend Growth Fund	34,358,500	57,349,516	95,240,254
Japan Hedged Equity Fund	90,526,367	70,598,895	—
Japan Hedged SmallCap Equity Fund	1,379,024	888,720	—
*	Includes short-term capital gains, if any.

At March 31, 2024, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains as indicated in the following table. The loss carryforward amounts do not have an expiration date and, therefore, can be carried forward indefinitely until utilized. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Capital Loss Available Total
Europe Hedged Equity Fund	$934,045,874	$1,115,638,230	$2,049,684,104
Europe Hedged SmallCap Equity Fund	12,381,721	9,186,190	21,567,911
International Hedged Quality Dividend Growth Fund	141,997,043	—	141,997,043
Japan Hedged Equity Fund	774,958,874	485,648,290	1,260,607,164
Japan Hedged SmallCap Equity Fund	8,735,850	8,523,778	17,259,628

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. At March 31, 2024, the Funds did not have any post-October losses or late year ordinary losses to defer.

During the fiscal year ended March 31, 2024, the amount of capital loss carryforwards used to offset realized gains are shown in the following table:

Fund	Utilized Capital Loss Carryforward
Europe Hedged Equity Fund	$—
Europe Hedged SmallCap Equity Fund	—
International Hedged Quality Dividend Growth Fund	—
Japan Hedged Equity Fund	377,975,666
Japan Hedged SmallCap Equity Fund	5,490,112

60	WisdomTree Trust

Notes to Financial Statements (continued)

At March 31, 2024, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as shown in the following table. The differences are primarily due to redemptions-in-kind.

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
Europe Hedged Equity Fund	$(11,055,979)	$11,055,979
Europe Hedged SmallCap Equity Fund	(419,656)	419,656
International Hedged Quality Dividend Growth Fund	—	—
Japan Hedged Equity Fund	(156,228,013)	156,228,013
Japan Hedged SmallCap Equity Fund	(3,287,674)	3,287,674

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. As of and during the fiscal year ended March 31, 2024, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Specific to U.S. federal and state taxes, generally, each of the tax years in the four-year period ended March 31, 2024, remains subject to examination by taxing authorities. Specific to foreign countries in which the Funds invest, all open tax years remain subject to examination by taxing authorities in the respective jurisdictions. The open tax years vary by each jurisdiction in which each Fund invests.

As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), certain Funds have filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected as “Other income” in the Statements of Operations and the cost to file these additional ECJ tax reclaims is reflected as “Other fees” in the Statements of Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, ECJ tax reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that ECJ tax reclaims received by a Fund during the fiscal year exceed foreign withholding taxes paid, and a Fund previously passed foreign tax credits on to its shareholders, a Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of the respective Fund’s shareholders. During the fiscal year ended March 31, 2024, the ECJ tax reclaims received by the Funds, if any, did not exceed the foreign withholding taxes of the respective Funds.

7. SUBSEQUENT EVENTS

WTAM has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.

8. ADDITIONAL INFORMATION

The Board authorized a two-for-one share split for Europe Hedged Equity Fund and Japan Hedged SmallCap Equity Fund, effective after the close of trading on August 9, 2023, for the shareholders of record on August 7, 2023. The share split increased the number of shares outstanding and decreased the net asset value per share by a factor of two. The share split did not change the total value of a shareholder’s investment. The shares outstanding, NAV per share and other per share information have been updated in the accompanying financial statements and financial highlights to reflect the effect of the share split.

* * * * * *

Russia’s military invasion of Ukraine initiated in February 2022 and the economic and diplomatic responses by the United States and other countries have led to increased volatility and uncertainty in the financial markets and could continue to adversely affect regional and global economies for the foreseeable future. In response to Russia’s actions, the governments of the United States, the European Union, the United Kingdom, and many other countries collectively imposed heavy and broad-ranging economic sanctions on certain Russian individuals, corporate and banking entities, and other industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border

WisdomTree Trust	61

Notes to Financial Statements (concluded)

payments. In addition, the United States has banned oil and other energy imports from Russia, as well as other popular Russian exports, such as diamonds, seafood and vodka. The European Union, the United Kingdom and other countries have also placed restrictions on certain oil, energy and luxury goods imports from Russia.

These sanctions, as well as other economic consequences related to the invasion, such as additional sanctions, boycotts, changes in consumer or purchaser preferences, or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities as well as securities of issuers in other countries that are subject to or otherwise adversely affected by economic sanctions related to Russia’s invasion of Ukraine, including Russian counter measures. To the extent a Fund has exposure to Russian investments or investments in countries affected by the invasion or the sanctions, the Fund’s ability to price, buy, sell, receive or deliver, or receive dividends and interest payments on such investments may be impaired. In certain circumstances, such as when there is no market for a security or other means of valuing or disposing of a security, a Fund may determine to value the affected security at zero. In addition, any exposure a Fund may have to counterparties in Russia or in countries affected by the invasion could negatively affect the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions are impossible to predict, but could result in continued significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy. These and any related events could significantly and adversely affect a Fund’s performance and the value of an investment in the Fund, even in the absence of direct exposure to Russian issuers or issuers in other countries affected by the invasion.

* * * * * *

Financial markets around the world may experience extreme volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil resulting from major cybersecurity events, geopolitical events (including wars, such as Russia’s invasion of Ukraine, terror attacks, and disruptions to foreign economic and trade relationships), public health emergencies, such as the COVID-19 pandemic, measures to address budget deficits, downgrading of sovereign debt, and public sentiment, among other events. Resulting market volatility, dramatic changes to interest rates, and otherwise unfavorable economic conditions may negatively impact Fund performance or impair a Fund’s ability to achieve its investment objective.

In March 2023, the financial distress of certain financial institutions raised economic concerns over disruption in the U.S. banking system and regarding the solvency of certain financial services firms. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

In October 2023, Hamas terrorists infiltrated Israel’s southern border from the Gaza Strip and conducted a series of attacks on civilian and military targets. Hamas also launched extensive rocket attacks on the Israeli population and industrial centers located along Israel’s border with the Gaza Strip and in other areas within the State of Israel. Following the attack, Israel’s security cabinet declared war against Hamas, and a military campaign was initiated. These events may result in significant market disruptions and may adversely affect regional and global economies.

* * * * * *

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. On August 1, 2023, Fitch Ratings, Inc. downgraded its U.S. debt rating from the highest AAA rating to AA+, citing “a high and growing general government debt burden, and the erosion of governance relative to ‘AA’ and ‘AAA’ rated peers over the last two decades that has manifested in repeated debt limit standoffs and last-minute resolutions”. The impacts, if any, of the downgrade on financial markets are unknown at this time. The downgrade has potential market impacts, including but not limited to, steep stock market declines and rising bond yields.

62	WisdomTree Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of WisdomTree Europe Hedged Equity Fund, WisdomTree Europe Hedged SmallCap Equity Fund, WisdomTree International Hedged Quality Dividend Growth Fund, WisdomTree Japan Hedged Equity Fund and WisdomTree Japan Hedged SmallCap Equity Fund, and the Board of Trustees of WisdomTree Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of WisdomTree Europe Hedged Equity Fund, WisdomTree Europe Hedged SmallCap Equity Fund, WisdomTree International Hedged Quality Dividend Growth Fund, WisdomTree Japan Hedged Equity Fund and WisdomTree Japan Hedged SmallCap Equity Fund (collectively referred to as the “Funds”), (five of the funds constituting WisdomTree Trust (the “Trust”)), including the schedules of investments, as of March 31, 2024, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (five of the funds constituting WisdomTree Trust) at March 31, 2024, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more WisdomTree investment companies since 2006.

New York, New York

May 30, 2024

WisdomTree Trust	63

Liquidity Risk Management Program (unaudited)

The Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 (the “Rule”) under the Investment Company Act of 1940, as amended. The Rule requires registered open-end funds, including exchange-traded funds such as the Funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The Rule is designed to mitigate the risk that a Fund could not meet redemption requests without significantly diluting the interest of remaining investors. The Board has appointed WisdomTree Asset Management, Inc., the investment advisor to the Funds, as the Program Administrator for each Fund’s Program.

The Rule requires the Funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-ended fund and whether the Fund has a relatively concentrated portfolio or large positions in particular issuers. The Funds must also assess their use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The Rule also requires the Funds to classify their investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid or illiquid based on the number of days a Fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a Fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value of the investment. A Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a Fund permits redemptions in-kind, the Rule requires the Fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the Rule’s requirements, the Program has been reviewed and approved by the Fund’s Board. Furthermore, the Board has received a written report prepared by the Program Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program. The Program Administrator has monitored the Fund’s liquidity risk and the liquidity classifications of the securities held by the Fund and has determined that the Program is operating effectively.

During the period from January 1, 2023 to December 31, 2023, there were no material changes to the Program and no material liquidity events that impacted the Funds. During the period, the Funds held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable Fund redemption forecasts and foreseeable stressed Fund redemption forecasts, the Program Administrator believes that the Funds maintain sufficient highly liquid assets to meet Fund redemptions.

64	WisdomTree Trust

Trustees and Officers Information (unaudited)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee

Trustees Who Are Interested Persons of the Trust

Jonathan Steinberg (1964)	Trustee, 2005- present; President, 2005-present	Chief Executive Officer of WisdomTree and WisdomTree Asset Management since 2005; President of WisdomTree and WisdomTree Asset Management from 2012 to 2019.	77	Director, WisdomTree and WisdomTree Asset Management.

Trustees Who Are Not Interested Persons of the Trust

David G. Chrencik[1] (1948)	Trustee, 2014-present	Chief Financial Officer of Sarus Indochina Select LP (a hedge fund) from 2012 to 2022.	77	None

Phillip Goff[2] (1963)	Trustee, 2024-present	Private Investor from 2017 to present; Trustee of RBC Funds Trust from 2020 to 2024; Senior Vice President/ Corporate Controller and Funds Treasurer at TIAA from 2006 to 2017.	77	None

Joel Goldberg[3,4] (1945)	Trustee, 2012-present	Attorney, Partner at Stroock & Stroock & Lavan LLP from 2010 to 2018; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	77	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro[4] (1955)	Trustee, 2006-present	Regents Professor of Law Emerita since 2024; Executive Director of the Agnese Nelms Haury Program since 2021; Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) from 2009 to 2024 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents Professor since 2006; Milton O. Riepe Chair in Constitutional Law from 1997 to 2022; Professor at the Rogers College of Law from 1990 to 2024.	77	None

Melinda A. Raso Kirstein[5] (1955)	Trustee, 2014-present	Retired since 2004; Vice President, Senior Portfolio Manager, Fixed Income Management, and Director of Tax Exempt Fund Management at Merrill Lynch Investment Management from 1982 to 2004.	77	Associate Alumnae of Douglass College, Chair of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006-present; Chairman of the Board, 2006-present	Private Investor from 2005 to present; President and Chief Executive Officer at William D. Witter, Inc. from 2005 to 2006; Chairman of MONY Securities Corporation, and Chairman, President and Chief Executive Officer at Enterprise Capital Management from 1999 to 2004.	77	None

Officers of the Trust

Jonathan Steinberg (1964)	President, 2005- present; Trustee, 2005-present	Chief Executive Officer of WisdomTree and WisdomTree Asset Management since 2005; President of WisdomTree and WisdomTree Asset Management from 2012 to 2019.	77	See Interested Trustees Table Above.

WisdomTree Trust	65

Trustees and Officers Information (unaudited) (concluded)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee
David Castano* (1971)	Treasurer, 2013-present	Head of Fund Accounting & Administration at WisdomTree Asset Management since 2020; Director of Fund Accounting & Administration at WisdomTree Asset Management from 2011 to 2020.	77	None

Terry Jane Feld* (1960)	Chief Compliance Officer, 2012-present	Head of U.S. Compliance at WisdomTree Asset Management since 2022; Chief Compliance Officer at WisdomTree Asset Management since 2012.	77	None

Joanne Antico* (1975)	Chief Legal Officer and Secretary, 2021-present	General Counsel at WisdomTree Asset Management since 2021; Assistant General Counsel at WisdomTree Asset Management from 2016 to 2021; Executive Director and Assistant Secretary at Morgan Stanley Investment Management Inc. from 2005 to 2016.	77	None

Clint Martin* (1977)	Assistant Treasurer, 2015-present	Director of Fund Accounting & Administration at WisdomTree Asset Management since 2020; Fund Manager, Fund Accounting & Administration at WisdomTree Asset Management from 2012 to 2020.	77	None

Angela Borreggine* (1964)	Assistant Secretary, 2022-present	Assistant General Counsel at WisdomTree Asset Management since 2022; Vice President and Senior Counsel at Virtus Investment Partners from 2021 to 2022; Secretary and Chief Legal Officer at Allianz Global Investors family of funds from 2016 to 2021 and of The Korea Fund, Inc. from 2016 to 2020; Director, Senior Counsel at Allianz Global Investors from 2007 to 2021.	77	None

TJ Darnowski* (1984)	Assistant Secretary, 2021-present	Senior Investment Management Paralegal at WisdomTree Asset Management since 2021; Senior Legal Administrator at Ultimus Fund Solutions from 2019 to 2021; Assistant Vice President at State Street Bank & Trust Company from 2010 to 2019.	77	None

Sherry Scarvey* (1967)	Assistant Secretary, 2023-present	Senior Investment Management Paralegal at WisdomTree Asset Management since 2023; Senior Legal Analyst at Eagle Point Credit Management, LLC from 2021 to 2023; Senior Legal Analyst at Jennison & Associates LLC from 2019 to 2021; Senior Legal Specialist at Legg Mason & Co. LLC from 2005 to 2019.	77	None

+	As of March 31, 2024.

1	Chair of the Audit Committee.

2	Appointed to the Board on February 27, 2024.

3	Chair of the Contracts Review Committee.

4	Co-Chair of the Governance, Nominating and Compliance Committee.

5	Chair of the Investment Committee.

*	Elected by and serves at the pleasure of the Board.

66	WisdomTree Trust

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year ended March 31, 2024, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2025.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year ended March 31, 2024, the following represents the maximum amount of ordinary income distributions that may be considered qualified dividend income:

Fund	Qualified Dividend Income
Europe Hedged Equity Fund	$31,884,338
Europe Hedged SmallCap Equity Fund	1,576,047
International Hedged Quality Dividend Growth Fund	36,994,634
Japan Hedged Equity Fund	82,128,625
Japan Hedged SmallCap Equity Fund	1,356,664

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries during the fiscal year ended March 31, 2024. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
Europe Hedged Equity Fund	$51,447,998	$826,306
Europe Hedged SmallCap Equity Fund	2,158,096	149,847
International Hedged Quality Dividend Growth Fund	36,143,295	2,965,589
Japan Hedged Equity Fund	87,163,748	8,564,107
Japan Hedged SmallCap Equity Fund	1,476,305	141,788

WisdomTree Trust	67

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent 12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). Copies of the filings may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com/investments.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com/investments.

68	WisdomTree Trust

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree, Inc., its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Dividends are not guaranteed, and a company currently paying dividends may cease paying dividends at any time. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Indexes are unmanaged and you cannot invest directly in an index.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only by Authorized Participants in large creation unit sizes of shares.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

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WisdomTree Fund shares are distributed by Foreside Fund Services, LLC, in the U.S.

WGM-517673

WisdomTree Trust

Annual Report

March 31, 2024

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

WisdomTree Emerging Markets High Dividend Fund (DEM)

WisdomTree Emerging Markets Multifactor Fund (EMMF)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

WisdomTree Global High Dividend Fund (DEW)

WisdomTree India Earnings Fund (EPI)

WisdomTree New Economy Real Estate Fund (WTRE)

“WisdomTree” is a registered mark of WisdomTree, Inc. and is licensed for use by the WisdomTree Trust.

Market Environment Overview

(unaudited)

Global equity markets, as measured by the MSCI All Country World Index (“ACWI”), gained 23.22% in U.S. dollar (“USD”) terms for the 12-month fiscal period ending March 31, 2024 (the “period”). Emerging markets (“EM”) (measured by the MSCI Emerging Markets Index) returned 8.15% in USD terms for the period.

Currency performance was mixed during the period. Among EM currencies, the Chinese yuan renminbi weakened by 4.83% relative to the USD. The Russian ruble weakened significantly versus the USD as a result of the ongoing economic sanctions levied against Russia by most of the world for its war with Ukraine. The South Korean won and Taiwanese dollar each weakened between 3% and 5%, while the Indian rupee dropped 1.46% versus the USD. The only major EM currency to strengthen versus the USD was the Brazilian real, which climbed by 1%.

Global equities fluctuated during the period before registering most of their gains in the back half of the 12-month period when risk-on appetite from investors was the prevailing sentiment in the markets. As the largest component of global equity markets, U.S. returns were the main growth engine for global indexes. EM benefited to a lesser extent with gains driven by Indian equity markets, though poor sentiment from Chinese equity markets continued to weigh on returns. Economic data and its implications for global monetary policy continued to be the most important catalyst for equities during the period. Investors parsed every major inflation and labor market data release to assess the health of the global economy and their impact on monetary policy. Inflation persisted throughout the period, and most central banks continued to raise interest rates, or at least hold them at higher levels, in an effort to suppress it.

The first quarter of the period, from April to June 2023, started decently for global and emerging market equity indexes. The MSCI ACWI and MSCI EM indexes rose 6.18% and 0.9% respectively, in USD terms. EM did not benefit as much as global peers, but even the slightly positive quarter was a welcome reprieve from recent volatility. Inflation rates varied throughout the world, although moderate disinflation was a common global theme. The economic growth outlook was mixed during the period, as certain EM economies managed to grow while other prominent regions either stagnated or contracted. As the two largest allocations in EM, India and China illustrated the disparity in outcomes well, as the MSCI India Index returned over 12% while the MSCI China Index fell nearly 10% (both in USD terms). From a real Gross Domestic Product (“GDP”) growth perspective, India grew 1.9% quarter-over-quarter while China grew 0.5%.

The second quarter of the period was weaker than the first. Global equities fell 3.4% in USD terms, while EM also lost 2.93% in USD terms. Many regions experienced what would become temporary spikes in inflation at this point, which discouraged investors’ of the belief that a global pivot to accommodative monetary policy was imminent. More rate hikes, or at least “higher for longer” rate regimes, would be needed to combat inflation, and central banks stayed committed to tighter policy. Equities remained under moderate pressure as a result. Chinese equities fell another 2% while India eked out a 2.7% gain, both in USD terms. China’s economy bounced back by growing real GDP by 1.5% during the July to September quarter. The Indian economy continued to exhibit consistent growth, adding 1.7% to real GDP during the three-month period.

Global equities surged during the third quarter of the period and the final quarter of 2023, returning over 11% in USD terms. EM followed suit, adding 7.9% in USD terms. As disinflationary pressures persisted, investors became encouraged that the end of policy tightening was in sight and that the possibility of a global soft economic landing could be achieved. India once again led emerging markets higher, returning 11.9% in USD terms to complement strong economic growth. China managed to grow real GDP by 1% during the quarter, but poor investor sentiment prevailed and sent Chinese shares down over 4.2% in USD terms.

Optimism persisted into the first quarter of 2024. Global equities returned 8.2% and EM returned about 2.37%, both in USD terms. Economic data releases seemed to confirm ongoing disinflationary pressures which supported investors’ sentiments that a pivot to

WisdomTree Trust	1

Market Environment Overview

(unaudited) (concluded)

accommodative monetary policy could be expected later in the year. Indian equities added another 6% in USD terms during the quarter, while China was once again the exception to the positive trend, losing 2.19% in USD terms.

Entering the new period, global markets remain fixated on each economic data release so they may parse it for insights about the future direction of monetary policy. As of now, investors are anticipating a pivot to rate cuts in the final few months of 2024, although the number and size of cuts have been reduced since the start of the calendar year. The ongoing economic picture will continue to be assessed so that markets may adjust their expectations accordingly. We may continue to see variance in policy activity across central banks as well, which will create policy rate gaps that will have implications for currency markets.

Each WisdomTree Fund’s performance as set forth in “Management’s Discussion of Funds’ Performance” in the pages that follow should also be viewed in light of the foregoing market environment.

2	WisdomTree Trust

Information about Performance and Shareholder Expense Examples (unaudited)

Performance

The performance tables on the following pages are provided for comparative purposes and represent the period noted. Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the midpoint of the bid and ask price for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange traded funds (“ETFs”), NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Fund shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Fund NAV returns are calculated using a Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid and ask price as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance information visit www.wisdomtree.com/investments.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and an index is not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results.

Shareholder Expense Examples

Each Fund’s performance table is accompanied by a shareholder expense example. As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024. Except where noted, expenses are calculated using each Fund’s annualized expense ratio (after the effect of contractual or voluntary fee waivers, if any), multiplied by the average account value for the period, multiplied by 183/366 (to reflect the one-half year period). The annualized expense ratio does not include acquired fund fees and expenses (“AFFEs”), which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies.

Actual expenses

The first line in the shareholder expense example table shown on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line in the shareholder expense example table shown on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

WisdomTree Trust	3

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

Sector Breakdown†

Sector	% of Net Assets
Consumer Discretionary	32.8%
Communication Services	20.9%
Information Technology	9.9%
Health Care	9.4%
Industrials	8.9%
Financials	7.2%
Consumer Staples	5.4%
Materials	3.3%
Real Estate	1.5%
Utilities	0.5%
Energy	0.2%
Other Assets less Liabilities‡	0.0%	*
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

*	Represents less than 0.1%.

Top Ten Holdings*

Description	% of Net Assets
Tencent Holdings Ltd.	11.0%
Alibaba Group Holding Ltd.	8.8%
PDD Holdings, Inc., ADR	5.4%
Ping An Insurance Group Co. of China Ltd., Class H	4.6%
NetEase, Inc.	3.4%
Meituan, Class B	3.1%
Baidu, Inc., Class A	2.9%
Contemporary Amperex Technology Co. Ltd., Class A	2.7%
BYD Co. Ltd., Class H	2.2%
JD.com, Inc., Class A	2.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree China ex-State-Owned Enterprises Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree China ex-State-Owned Enterprises Index (the “Index”). In seeking to track the Index, the Fund invests in Chinese companies that are not state-owned enterprises (“SOEs”), which is defined as government ownership of greater than 20%. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -22.97% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). Chinese equities struggled during the period due to negative sentiment stemming from lackluster economic growth, ongoing geopolitical disputes, and changing political preferences among investors with respect to equity investments. The confluence of these factors resulted in poor returns during the period. The only three sectors with positive performance effects were Communication Services, Consumer Discretionary, and Consumer Staples, which all benefited primarily from positive stock selection. The remaining sectors weighed on performance, with Financials, Information Technology, and Health Care negatively impacting performance due to poor stock selection in the former two and allocation effects in the latter. The Fund’s exclusive allocation to non-SOEs also harmed performance due to allocation and stock selection effects. Chinese SOEs outperformed non-SOEs last year, and the Fund would have otherwise benefited from SOE exposure.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$892.10	0.32%	$1.51
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	0.32%	$1.62

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-22.97%	-24.72%	-6.35%	2.02%
Fund Market Price Returns	-22.93%	-25.16%	-6.48%	1.97%
WisdomTree China Dividend ex-Financials/China ex-State-Owned Enterprises Spliced Index[1]	-22.86%	-24.51%	-6.08%	2.35%
MSCI China Index	-17.05%	-18.92%	-6.33%	1.24%
[1]	WisdomTree China Dividend ex-Financials Index through June 30, 2015; WisdomTree China ex-State-Owned Enterprises Index thereafter.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	26.0%
Financials	17.5%
Consumer Discretionary	15.1%
Communication Services	9.2%
Industrials	8.0%
Materials	6.7%
Consumer Staples	6.4%
Health Care	5.5%
Energy	3.0%
Utilities	1.5%
Real Estate	1.3%
Other Assets less Liabilities‡	-0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	8.2%
Samsung Electronics Co. Ltd.	4.7%
Tencent Holdings Ltd.	4.0%
Alibaba Group Holding Ltd.	2.2%
Reliance Industries Ltd., GDR	1.8%
Al Rajhi Bank	1.7%
HDFC Bank Ltd.	1.6%
PDD Holdings, Inc., ADR	1.4%
MercadoLibre, Inc.	1.1%
SK Hynix, Inc.	1.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets ex-State-Owned Enterprises Index (the “Index”). In seeking to track the Index, the Fund invests in emerging market companies that are not state-owned enterprises (“SOEs”), which is defined as government ownership of more than 20%. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 8.22% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). Across sectors, it benefited from Communication Services and Information Technology due to stock selection in the former and allocation effects in the latter. Energy and Financials weighed on fund performance due to negative impacts in both effects across each sector. From a country perspective, Taiwan and India were the largest contributors to Fund performance due to allocation effects in India and both allocation and stock selection in Taiwan. China exposure negatively affected performance, primarily due to poor stock selection among Chinese non-SOEs. Similar negative effects were a result of Brazil exposure, though to a lesser extent. The Fund’s exclusive allocation to non- SOEs also harmed performance due to stock selection effects.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[1]	Expenses Paid During the Period[1]
Actual	$1,000.00	$1,107.10	0.33%	$1.74
Hypothetical (5% return before expenses)	$1,000.00	$1,023.35	0.33%	$1.67
[1]

Included in the expense ratio are “Other fees” described in Note 6 which are not annualized. Without these expenses, the expense ratio would have been 0.32% and the actual and hypothetical expenses paid during the period would have been $1.69 and $1.62, respectively.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	8.22%	-8.21%	2.29%	3.75%
Fund Market Price Returns	7.87%	-8.57%	2.24%	3.83%
WisdomTree Emerging Markets ex-State-Owned Enterprises Index	9.41%	-7.53%	2.98%	4.67%
MSCI Emerging Markets Index	8.15%	-5.05%	2.22%	3.36%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on December 10, 2014.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	5

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree Emerging Markets High Dividend Fund (DEM)

Sector Breakdown†

Sector	% of Net Assets
Financials	24.5%
Energy	21.3%
Information Technology	21.1%
Materials	12.7%
Industrials	5.4%
Utilities	4.9%
Consumer Staples	3.6%
Consumer Discretionary	2.4%
Communication Services	2.1%
Real Estate	1.7%
Health Care	0.2%
Investment Company	0.0%	*
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

*	Represents less than 0.1%.

Top Ten Holdings*

Description	% of Net Assets
MediaTek, Inc.	6.2%
Petroleo Brasileiro SA	5.6%
Hon Hai Precision Industry Co. Ltd.	3.1%
Vale SA	2.9%
PetroChina Co. Ltd., Class H	2.7%
China Shenhua Energy Co. Ltd., Class H	2.7%
China Construction Bank Corp., Class H	2.5%
ASE Technology Holding Co. Ltd.	2.2%
Grupo Financiero Banorte SAB de CV, Class O	1.8%
United Microelectronics Corp.	1.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets High Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets High Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in high-dividend-yielding companies in the emerging markets region. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 17.69% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). It benefited from its positions in the Information Technology, Energy and Communication Services sectors primarily due to stock selection, and asset allocation. The main detractors were the Financials and Materials sectors due to poor stock selection effects in the former and poor allocation effects in the latter. From a country perspective, Chinese equities were overwhelmingly positive due to a mix of allocation and stock selection effects. Taiwan followed the positive trend to a lesser extent and was also supported by both effects. India and South Africa weighed on performance mainly due to poor stock selection. Across dividend yield quintiles, the top two quintiles (representing the highest-yielding stock) had positive impacts on Fund performance. The first quintile was supported by allocation effects resulting from a large overweight to the highest-yielding stocks. Stock selection within the second quintile also drove the positive impact from this group. The third and fourth quintiles had slightly negative effects on the Fund, which were negligible, resulting from poor stock selection. The performance difference between the Fund NAV return and Index return for the fiscal year ended March 31, 2024 was primarily attributable to foreign capital gains taxes incurred by the Fund that are not deducted from Index performance.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio[1]	Expenses Paid During the Period[1]
Actual	$1,000.00	$1,127.30	0.64%	$3.40
Hypothetical (5% return before expenses)	$1,000.00	$1,021.80	0.64%	$3.23
[1]

Included in the expense ratio are “Other fees” described in Note 6 which are not annualized. Without these expenses, the expense ratio would have been 0.63% and the actual and hypothetical expenses paid during the period would have been $3.37 and $3.20, respectively.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	17.69%	4.97%	5.27%	3.53%
Fund Market Price Returns	17.50%	4.93%	5.25%	3.58%
WisdomTree Emerging Markets High Dividend Index	18.81%	5.99%	6.25%	4.47%
MSCI Emerging Markets Index	8.15%	-5.05%	2.22%	2.95%
MSCI Emerging Markets Value Index	11.36%	-0.91%	2.09%	2.15%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree Emerging Markets Multifactor Fund (EMMF)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	25.2%
Financials	15.4%
Industrials	11.6%
Consumer Discretionary	10.6%
Consumer Staples	10.1%
Communication Services	6.0%
Utilities	5.9%
Energy	5.8%
Health Care	5.6%
Materials	3.5%
Real Estate	0.1%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	7.7%
Samsung Electronics Co. Ltd.	2.4%
Want Want China Holdings Ltd.	1.5%
Quanta Computer, Inc.	1.5%
Wiwynn Corp.	1.4%
Meritz Financial Group, Inc.	1.3%
China Resources Power Holdings Co. Ltd.	1.2%
PICC Property & Casualty Co. Ltd., Class H	1.2%
People’s Insurance Co. Group of China Ltd., Class H	1.2%
Lite-On Technology Corp., ADR	1.1%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets Multifactor Fund (the “Fund”) seeks capital appreciation by investing in equity securities of emerging markets countries with the highest composite scores based on two fundamental factors, value and quality measures, and two technical factors, momentum and correlation.

The Fund returned 23.29% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). The Fund benefited from positions in the Consumer Discretionary, Communication Services and Materials sectors due to strong stock selection in each. Health Care was the only sector to have a negative impact on the Fund due to poor allocation effects. From a country perspective, China and India were the two biggest contributors to the Fund’s performance primarily due to allocation effects, though China also benefited from strong stock selection. South Korea was the only notable country detractor, due to negative allocation effects.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,147.60	0.48%	$2.58
Hypothetical (5% return before expenses)	$1,000.00	$1,022.60	0.48%	$2.43

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	23.29%	3.09%	4.71%	3.50%
Fund Market Price Returns	24.05%	3.09%	4.71%	3.72%
MSCI Emerging Markets Index	8.15%	-5.05%	2.22%	2.09%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on August 10, 2018.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	7

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	23.1%
Financials	16.6%
Industrials	12.4%
Consumer Discretionary	11.0%
Consumer Staples	10.3%
Materials	7.3%
Energy	6.8%
Health Care	4.2%
Utilities	4.2%
Communication Services	4.1%
Real Estate	0.8%
Other Assets less Liabilities‡	-0.8%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	7.5%
Samsung Electronics Co. Ltd.	4.8%
Reliance Industries Ltd.	1.7%
Al Rajhi Bank	1.6%
Hyundai Motor Co.	1.5%
Infosys Ltd.	1.0%
Hindustan Petroleum Corp. Ltd.	0.9%
Cipla Ltd.	0.9%
Tata Consultancy Services Ltd.	0.9%
International Container Terminal Services, Inc.	0.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets Quality Dividend Growth Fund (the “Fund”) seeks income and capital appreciation by investing in dividend-paying companies with growth characteristics in the emerging markets region.

The Fund returned 16.02% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). It benefited from positions in the Consumer Discretionary, Health Care and Industrials sectors, primarily due to stock selection within each. Information Technology was the only sector that lagged, exclusively due to poor stock selection. A large underweight to China was additive to the performance during the period and resulted in a strong, positive allocation effect. An overweight to India was also helpful and resulted in beneficial allocation effects. Taiwan and South Korea lagged due to poor stock selection effects. Across return-on-equity quintiles, all five exhibited positive effects on Fund performance due to a mixture of stock selection and allocation effects.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,159.80	0.32%	$1.73
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	0.32%	$1.62

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	16.02%	-1.77%	3.55%	2.98%
Fund Market Price Returns	15.81%	-1.86%	3.54%	3.08%
MSCI Emerging Markets Index	8.15%	-5.05%	2.22%	2.95%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

8	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	19.1%
Industrials	14.9%
Financials	14.6%
Materials	11.8%
Consumer Discretionary	11.3%
Consumer Staples	6.1%
Real Estate	6.0%
Utilities	5.2%
Energy	5.2%
Health Care	2.9%
Communication Services	2.4%
Investment Company	0.2%
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Chicony Electronics Co. Ltd.	1.2%
Oil India Ltd.	1.0%
Banco del Bajio SA	1.0%
WPG Holdings Ltd.	0.8%
Powertech Technology, Inc.	0.8%
Old Mutual Ltd.	0.8%
Lojas Renner SA	0.8%
Truworths International Ltd.	0.7%
Tisco Financial Group PCL, NVDR	0.7%
BNK Financial Group, Inc.	0.7%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets SmallCap Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets SmallCap Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying small-cap companies in the emerging markets region. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 16.92% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). The Fund benefited from positions in the Information Technology, Consumer Discretionary and Industrials sectors, mainly due to positive stock selection in each. Health Care, Energy, and Materials sectors were the three main detractors due to poor stock selection in the former two and negative allocation effects in the latter. Taiwan was the most impactful country contributor due to a blend of both allocation and stock selection effects, while India, South Africa, and China all lagged due to poor allocation effects. Across dividend yield quintiles, the second and third quintiles also contributed positively to Fund performance due to stock selection effects, while fifth, first, and fourth quintiles all detracted. Negative effects from the former two were due to allocation effects while poor stock selection hampered the fourth quintile.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio[1]	Expenses Paid During the Period[1]
Actual	$1,000.00	$1,114.00	0.59%	$3.12
Hypothetical (5% return before expenses)	$1,000.00	$1,022.05	0.59%	$2.98
[1]

Included in the expense ratio are “Other fees” described in Note 6 which are not annualized. Without these expenses, the expense ratio would have been 0.58% and the actual and hypothetical expenses paid during the period would have been $3.09 and $2.95, respectively.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	16.92%	4.92%	6.27%	4.91%
Fund Market Price Returns	16.29%	4.50%	6.18%	4.85%
WisdomTree Emerging Markets SmallCap Dividend Index	18.64%	6.10%	7.51%	6.04%
MSCI Emerging Markets Small Cap Index	20.56%	4.23%	8.51%	5.09%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	9

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	23.2%
Industrials	18.2%
Health Care	13.8%
Consumer Discretionary	9.6%
Materials	8.4%
Energy	7.2%
Consumer Staples	6.0%
Communication Services	5.8%
Financials	5.5%
Utilities	1.9%
Real Estate	0.0%	*
Investment Company	0.0%	*
Other Assets less Liabilities‡	0.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

*	Represents less than 0.1%.

Top Ten Holdings*

Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	5.4%
Novo Nordisk AS, Class B	5.3%
Samsung Electronics Co. Ltd.	4.6%
Canadian Natural Resources Ltd.	4.0%
Roche Holding AG, Bearer Shares	4.0%
ASML Holding NV	3.1%
Deutsche Post AG, Registered Shares	2.8%
UBS Group AG, Registered Shares	2.6%
Diageo PLC	2.5%
Tencent Holdings Ltd.	2.4%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Global ex-U.S. Quality Dividend Growth Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global ex-U.S. Quality Dividend Growth Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying companies with growth characteristics in developed and emerging equity markets, excluding the U.S. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 12.18% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). It benefited from exposures to Information Technology, Health Care and Materials primarily due to stock selection in the latter two sectors and a combination of allocation and stock selection in Information Technology. Consumer Discretionary, Financials and Energy sectors all detracted from performance with negative allocation effects exhibited in each. Consumer Discretionary, however, was more negatively impacted by poor stock selection. From a country perspective, exposures to Denmark, Taiwan and the Netherlands were all additive to performance due to a mix of allocation and stock selection effects in each. Japan, Canada, and France, however, detracted from performance due to poor allocation effects in Japan and negative stock selection effects in France. Across return-on-equity (ROE) quintiles, positive performance was (ironically) driven by the first and fifth quintiles, representing the highest and lowest ROE stocks, respectively. This was primarily due to stock selection in the first quintile and a blend of allocation and stock selection effects in the fifth quintile. The second and fourth quintiles were the worst performing groups, almost exclusively driven by poor stock selection.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio[1]	Expenses Paid During the Period[1]
Actual	$1,000.00	$1,171.40	0.43%	$2.33
Hypothetical (5% return before expenses)	$1,000.00	$1,022.85	0.43%	$2.17
[1]

Included in the expense ratio are “Other fees” described in Note 6 which are not annualized. Without these expenses, the expense ratio would have been 0.42% and the actual and hypothetical expenses paid during the period would have been $2.28 and $2.12, respectively.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	12.18%	3.07%	9.73%	6.63%
Fund Market Price Returns	11.59%	2.79%	9.59%	6.64%
WisdomTree Global ex-U.S. Quality Dividend Growth Index	12.66%	3.52%	10.28%	7.26%
MSCI AC World ex-USA Growth Index	11.06%	-0.81%	6.20%	5.10%
MSCI AC World ex-USA Index	13.26%	1.94%	5.97%	4.25%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

10	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree Global High Dividend Fund (DEW)

Sector Breakdown†

Sector	% of Net Assets
Financials	26.8%
Consumer Staples	12.0%
Energy	11.8%
Health Care	10.3%
Utilities	10.2%
Real Estate	9.7%
Information Technology	4.3%
Consumer Discretionary	4.1%
Industrials	3.9%
Materials	3.6%
Communication Services	2.7%
Other Assets less Liabilities‡	0.6%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
AbbVie, Inc.	4.2%
Coca-Cola Co.	2.9%
Chevron Corp.	2.3%
Altria Group, Inc.	2.2%
Bank of America Corp.	2.0%
International Business Machines Corp.	1.7%
Philip Morris International, Inc.	1.7%
Pfizer, Inc.	1.6%
Bristol-Myers Squibb Co.	1.5%
ConocoPhillips	1.2%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Global High Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global High Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in high-dividend-yielding companies in the U.S. and in developed and emerging equity markets. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 13.73% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). Positions in the Financials, Consumer Discretionary and Communication Services sectors were additive during the period due to strong stock selection. The Industrials and Utilities sectors detracted from performance due to poor stock selection in the former and negative allocation effects in the latter. Across countries, China had a notable performance impact due to a mix of allocation and selection effects. Switzerland was also additive, mainly due to stock selection. Japan and India lagged primarily due to negative allocation effects in both cases, as the Fund was underweight in two of the strongest performing countries during the period. Across dividend yield quintiles, only the top quintile (representing the highest-yielding stocks) had a notable negative effect on performance, primarily due to poor stock selection. The fifth quintile (representing the lowest-yielding stocks) aided performance due to a mix of allocation and stock selection effects.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,140.50	0.58%	$3.10
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	0.58%	$2.93

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	13.73%	7.13%	6.30%	4.75%
Fund Market Price Returns	13.56%	7.05%	6.24%	4.76%
WisdomTree Global High Dividend Index	13.45%	6.87%	6.02%	4.55%
MSCI AC World Index	23.22%	6.96%	10.92%	8.66%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	11

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree India Earnings Fund (EPI)

Sector Breakdown†

Sector	% of Net Assets
Financials	23.1%
Energy	18.7%
Materials	12.6%
Information Technology	12.0%
Utilities	8.4%
Industrials	8.2%
Consumer Discretionary	7.8%
Health Care	4.8%
Consumer Staples	3.8%
Communication Services	1.7%
Real Estate	0.9%
Other Assets less Liabilities‡	-2.0%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Reliance Industries Ltd.	8.5%
HDFC Bank Ltd.	5.2%
ICICI Bank Ltd.	5.1%
Infosys Ltd.	4.5%
Oil & Natural Gas Corp. Ltd.	3.4%
Coal India Ltd.	3.0%
Tata Consultancy Services Ltd.	2.7%
NTPC Ltd.	2.5%
State Bank of India	2.4%
Power Grid Corp. of India Ltd.	2.3%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree India Earnings Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree India Earnings Index (the “Index”). In seeking to track the Index, the Fund invests in profitable companies in the Indian equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 38.08% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). Indian equity markets enjoyed strong performance during the period resulting from strong economic growth and future growth prospects. They also received a tailwind from reallocation effects within investors’ emerging markets portfolios, as many turned to India at the expense of souring sentiment toward China. The Fund benefited from its positions in the Financials and Energy sectors, mainly due to a combination of stock selection and asset allocation effects in each. Consumer Discretionary sector was the only large detractor, which was also due to a negative mix of both effects. Across price-to-earnings (P/E) quintiles, the first (lowest P/E) and third quintiles positively impacted Fund performance due to allocation effects in the former and strong stock selection in the latter. The fifth quintile, containing the highest P/E stocks, detracted from performance due to poor stock selection. The performance difference between the Fund NAV return and Index return for the fiscal year ended March 31, 2024 was primarily attributable to foreign capital gains taxes incurred by the Fund that are not deducted from Index performance.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,174.50	0.83%	$4.51
Hypothetical (5% return before expenses)	$1,000.00	$1,020.85	0.83%	$4.19

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	38.08%	14.32%	12.64%	10.26%
Fund Market Price Returns	38.16%	14.16%	12.73%	10.30%
WisdomTree India Earnings Index	45.47%	18.10%	15.54%	12.31%
MSCI India Index	36.83%	12.31%	11.55%	9.69%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2024 (unaudited)

WisdomTree New Economy Real Estate Fund (WTRE)

Sector Breakdown†

Sector	% of Net Assets
Real Estate	87.7%
Communication Services	6.3%
Consumer Discretionary	3.8%
Information Technology	1.4%
Other Assets less Liabilities‡	0.8%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Goodman Group	5.5%
Cellnex Telecom SA	5.2%
Ventas, Inc.	5.0%
Segro PLC	4.8%
SBA Communications Corp.	4.4%
Iron Mountain, Inc.	3.9%
Alexandria Real Estate Equities, Inc.	3.8%
Airbnb, Inc., Class A	3.8%
Digital Realty Trust, Inc.	3.7%
Prologis, Inc.	3.7%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree New Economy Real Estate Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the CenterSquare New Economy Real Estate Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying companies in global equity securities, including American Depositary Receipts, of listed real estate investment trusts and companies identified as being significantly real estate related.

The Fund returned 8.42% at net asset value (“NAV”) for the fiscal year ended March 31, 2024 (for more complete performance information please see the table below). The Fund’s overweight position in Real Estate sector securities detracted from performance during the period. This negative effect was partially offset by exposures in the Consumer Discretionary sector, which benefited due to stock selection. Though the Fund is global in exposure, it is also primarily concentrated in the U.S. As a result, the selected U.S. real estate securities have a disproportionate influence on Fund performance than other categories. Real Estate was the third-worst performing sector in the U.S. during the period, so the Fund was not able to achieve better performance that would have been experienced with a more diversified equity allocation.

Shareholder Expense Example (for the six-month period ended March 31, 2024)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,152.00	0.58%	$3.12
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	0.58%	$2.93

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	8.42%	-9.05%	-7.09%	0.38%
Fund Market Price Returns	8.91%	-9.03%	-7.07%	0.42%
WisdomTree Global ex-U.S. Real Estate/CenterSquare New Economy Real Estate Spliced Index[1]	8.48%	-9.01%	-6.99%	0.55%
Dow Jones Global ex-U.S. Select Real Estate Securities Index/MSCI World Real Estate Investment Trust USD Spliced Index[2]	3.99%	-7.83%	-4.84%	-0.58%
MSCI AC World ex-USA Index	13.26%	1.94%	5.97%	4.25%
[1]	WisdomTree Global ex-U.S. Real Estate Index through April 20, 2022; CenterSquare New Economy Real Estate Index thereafter.

[2]	Dow Jones Global ex-U.S. Select Real Estate Securities Index through April 20, 2022; MSCI World Real Estate Investment Trust USD Index thereafter.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	13

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each Index referenced in this report:

Allocation Effect measures an investment manager’s ability to effectively allocate a portfolio’s assets to various segments. A segment refers to assets or securities that are grouped within a certain classification such as sectors, industries, or countries. The allocation effect determines whether the overweighting or underweighting of segments relative to a benchmark contributes positively or negatively to the overall portfolio return. Positive allocation occurs when the portfolio is overweighted in a segment that outperforms the benchmark and underweighted in a segment that underperforms the benchmark. Negative allocation occurs when the portfolio is overweighted in a segment that underperforms the benchmark and underweighted in a segment that outperforms the benchmark.

The CenterSquare New Economy Real Estate Index is a weighted index that consists of global stocks of real estate companies that have material direct and/or indirect exposure to technology, sciences and/or ecommerce related business models and meet specific screening requirements that consider factors including growth, valuation and leverage criteria.

Correlation is a statistical measure of how two sets of returns move in relation to each other. Correlation coefficients range from -1 to 1. A correlation of 1 means the two subjects of analysis move in lockstep with each other. A correlation of -1 means the two subjects of analysis have moved in exactly the opposite direction.

The Dow Jones Global ex-U.S. Select Real Estate Securities Index is a float-adjusted market capitalization weighted index that defines and measures the investable universe of publicly traded real estate securities in countries outside the U.S.

Factors generally are attributes that are based on fundamentals or share price behavior.

Gross Domestic Product (GDP) is the total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period. As a broad measure of overall domestic production, it functions as a comprehensive scorecard of a country’s economic health.

Growth is generally characterized by higher price levels relative to fundamentals, such as dividends or earnings. Price levels are higher because investors are willing to pay more due to their expectations of future improvements in these fundamentals.

Momentum is generally characterized by assets with recent price increase trends over time. This term is also associated with the momentum factor which associates these stock characteristics with excess return vs. the market over time.

The MSCI AC World ex-USA Growth Index is comprised of growth stocks in the developed and emerging markets covered by MSCI, excluding the U.S.

The MSCI AC World ex-USA Index is a free float-adjusted market capitalization-weighted index designed to measure the combined equity market performance of developed and emerging markets countries, excluding the U.S.

The MSCI AC World Index is comprised of the world stock market indexes covered by MSCI.

The MSCI China Index is a free float-adjusted market capitalization weighted index designed to measure the performance of the Chinese equity market.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure emerging markets equity performance.

The MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure the performance of small capitalization equities in the emerging markets.

The MSCI Emerging Markets Value Index captures large and mid cap securities exhibiting overall value style characteristics across 27 Emerging Markets countries.

The MSCI India Index is a free float-adjusted market capitalization index that is designed to measure the performance of the Indian equity market.

14	WisdomTree Trust

Description of Terms and Indexes (unaudited) (continued)

The MSCI World Real Estate Investment Trusts Index is a free float-adjusted market capitalization index that captures large and mid cap companies.

Price-to-earnings (P/E) ratio measures a company’s share price relative to its earnings per share.

Quality is generally characterized by higher efficiency and profitability. Typical measures include earnings, return-on-equity, return on assets, operating profitability as well as others. This term is also related to the quality factor, which associates these stock characteristics with excess returns vs. the market over time.

Quintiles refers to separating a universe of companies into five groups of equal size on the basis of dividend yield, price-to-earnings, or return-on-equity, as applicable.

Return-on-Equity (ROE) measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Risk-on and Risk-off refers to investors’ appetites for risk which rise and fall over time. During periods when risk is perceived to be low, the risk-on risk-off theory states that investors tend to be engage in higher-risk investments (i.e., “Risk-on”). When risk is perceived to be high, investors have the tendency to gravitate toward lower-risk investments (i.e., “Risk-off”).

Selection Effect measures an investment manager’s ability to select securities within a given segment relative to a benchmark. The over or underperformance of the portfolio is weighted by the benchmark weight, therefore, selection is not affected by the investment manager’s allocation to the segment. The weight of the segment in the portfolio determines the size of the effect — the larger the segment, the larger the effect is, positive or negative. A positive selection effect occurs when the portfolio return is greater than the benchmark return. Thus, the investment manager made good decisions in selecting securities that, as a whole, outperformed similar securities in the benchmark. A negative selection effect occurs when the portfolio return is less than the benchmark return. Thus, the investment manager made poor decisions in selecting securities that, as a whole, underperformed similar securities in the benchmark.

The WisdomTree China Dividend ex-Financials Index is comprised of Chinese dividend paying stocks outside the Financials sector.

The WisdomTree China ex-State-Owned Enterprises Index measures the performance of Chinese stocks that are not state-owned enterprises. WisdomTree, Inc., as index provider, defines state-owned enterprises as companies with over 20% government ownership.

The WisdomTree Emerging Markets ex-State-Owned Enterprises Index is a modified market capitalization weighted index that consists of common stocks in emerging markets, excluding common stocks of “state-owned enterprises”. WisdomTree, Inc., as index provider, defines state-owned enterprises as companies with over 20% government ownership.

The WisdomTree Emerging Markets High Dividend Index is comprised of the highest dividend-yielding stocks selected from the WisdomTree Emerging Markets Dividend Index.

The WisdomTree Emerging Markets SmallCap Dividend Index is comprised of primarily small-capitalization stocks selected from the WisdomTree Emerging Markets Dividend Index.

The WisdomTree Global ex-U.S. Quality Dividend Growth Index is comprised of growth companies selected from developed and emerging markets outside the U.S.

The WisdomTree Global ex-U.S. Real Estate Index is comprised of companies in developed and emerging markets outside of Canada and the U.S., which WisdomTree classifies as being Global Real Estate securities.

The WisdomTree Global High Dividend Index is comprised of high dividend-paying companies selected from the WisdomTree Global Dividend Index.

WisdomTree Trust	15

Description of Terms and Indexes (unaudited) (continued)

The WisdomTree India Earnings Index is a fundamentally weighted index that is comprised of companies incorporated and traded in India that are profitable and that are eligible to be purchased by foreign investors as of the index measurement date.

The Dow Jones Global ex-U.S. Select Real Estate Securities Index is calculated, distributed and marketed by Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC, and has been licensed for use.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc. and is licensed for use by WisdomTree, Inc. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

The New Economy Real Estate Fund is not sponsored, endorsed, sold or promoted by CenterSquare Investment Management LLC (“CenterSquare”), any of its affiliates or any other third party involved in, or related to, calculating, compiling or creating the CenterSquare New Economy Real Estate Index (collectively, the “CenterSquare Parties”). The CenterSquare New Economy Real Estate Index is the exclusive property of CenterSquare and has been licensed for use by WisdomTree Asset Management and WisdomTree Trust as the Issuer of the New Economy Real Estate Fund. CenterSquare and the CenterSquare New Economy Real Estate Index’s name are trademarks of CenterSquare. None of the CenterSquare Parties makes any representation or warranty, express or implied, to the issuer or owners of shares of the New Economy Real Estate Fund, or any other person or entity, regarding the advisability of investing in funds generally, or in the New Economy Real Estate Fund particularly, or the ability of the CenterSquare New Economy Real Estate Index to track its corresponding market performance. None of the CenterSquare Parties has any obligation to take the needs of the issuer or owners of shares of the New Economy Real Estate Fund, or any other person or entity, into consideration in determining, composing or calculating the CenterSquare New Economy Real Estate Index. None of the CenterSquare Parties is responsible for, or has participated in, the determination of the timing of, prices at, or quantities of the New Economy Real Estate Fund to be issued or in the determination or calculation of the equation by, or the consideration into which, the New Economy Real Estate Fund is redeemable. Further, none of the CenterSquare Parties has any obligation or liability to the issuer or owners of shares of the New Economy Real Estate Fund, or any other person or entity, in connection with the administration, marketing or offering of the New Economy

16	WisdomTree Trust

Description of Terms and Indexes (unaudited) (concluded)

Real Estate Fund, whether as a result of statements included in the New Economy Real Estate Fund’s public offering documents or otherwise.

WisdomTree, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

Index performance information assumes the reinvestment of dividends and excludes management fees, transaction costs and expenses. You cannot directly invest in an index.

* * * * * *

Abbreviations used in the schedules of investments and related tables included in this report are as follows:

CURRENCY ABBREVIATIONS:
BRL	Brazilian real	IDR	Indonesian rupiah	SAR	Saudi riyal
CLP	Chilean peso	INR	Indian rupee	THB	Thai baht
CNY	Chinese yuan	KRW	South Korean won	TRY	Turkish new lira
CZK	Czech koruna	MXN	Mexican peso	TWD	New Taiwan dollar
GBP	British pound	MYR	Malaysian ringgit	USD	U.S. dollar
HKD	Hong Kong dollar	PHP	Philippine peso	ZAR	South African rand
HUF	Hungary forint	PLN	Polish zloty

OTHER ABBREVIATIONS:
ADR	American Depositary Receipt
CVA	Certificaten Van Aandelen (Certificate of Stock)
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt

WisdomTree Trust	17

Schedule of Investments

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 100.0%

China – 99.7%

Air Freight & Logistics – 1.4%

JD Logistics, Inc.*(a)	564,900	$575,261

SF Holding Co. Ltd., Class A	394,161	1,976,125

ZTO Express Cayman, Inc.(b)	113,332	2,458,813

Total Air Freight & Logistics		5,010,199

Automobile Components – 0.5%

Fuyao Glass Industry Group Co. Ltd., Class A	152,167	906,664

Fuyao Glass Industry Group Co. Ltd., Class H(a)	136,900	689,184

Minth Group Ltd.	151,200	238,784

Total Automobile Components		1,834,632

Automobiles – 5.1%

BYD Co. Ltd., Class A	89,500	2,503,150

BYD Co. Ltd., Class H	215,000	5,538,143

Geely Automobile Holdings Ltd.	1,189,900	1,404,810

Great Wall Motor Co. Ltd., Class A	113,300	356,423

Great Wall Motor Co. Ltd., Class H(b)	513,900	571,259

Li Auto, Inc., Class A*	323,000	5,006,089

NIO, Inc., Class A*(b)	314,840	1,506,527

XPeng, Inc., Class A*(b)	281,200	1,153,335

Yadea Group Holdings Ltd.(a)	232,200	376,198

Total Automobiles		18,415,934

Banks – 1.5%

Bank of Suzhou Co. Ltd., Class A	486,300	479,575

China Minsheng Banking Corp. Ltd., Class A	4,185,436	2,334,722

China Minsheng Banking Corp. Ltd., Class H(b)	2,086,900	722,614

Ping An Bank Co. Ltd., Class A	1,349,200	1,954,931

Total Banks		5,491,842

Beverages – 0.9%
Nongfu Spring Co. Ltd., Class H(a)(b)	583,300	3,148,864

Biotechnology – 2.8%

Akeso, Inc.*(a)(b)	159,600	951,305

BeiGene Ltd.*	272,100	3,306,315

Chongqing Zhifei Biological Products Co. Ltd., Class A	177,850	1,100,846

Imeik Technology Development Co. Ltd., Class A	13,580	646,099

Innovent Biologics, Inc.*(a)	461,200	2,221,600

Shanghai RAAS Blood Products Co. Ltd., Class A	787,100	769,711

Walvax Biotechnology Co. Ltd., Class A	244,600	518,146

Zai Lab Ltd.*(b)	282,700	465,962

Total Biotechnology		9,979,984

Broadline Retail – 16.7%

Alibaba Group Holding Ltd.	3,522,400	31,616,965

JD.com, Inc., Class A	535,502	7,382,743

MINISO Group Holding Ltd.	118,200	607,881

PDD Holdings, Inc., ADR*	166,488	19,354,230

Vipshop Holdings Ltd., ADR	72,382	1,197,922

Total Broadline Retail		60,159,741

Building Products – 0.3%

Beijing New Building Materials PLC, Class A	142,300	556,037

Xinyi Glass Holdings Ltd.	642,000	680,025

Total Building Products		1,236,062

Capital Markets – 1.0%
East Money Information Co. Ltd., Class A	1,970,243	3,497,938

Chemicals – 2.2%

Dongyue Group Ltd.(b)	441,900	414,434

Ganfeng Lithium Group Co. Ltd., Class A	167,000	836,334

Ganfeng Lithium Group Co. Ltd., Class H(a)(b)	122,340	374,377

Guangzhou Tinci Materials Technology Co. Ltd., Class A	191,000	584,807

Hengli Petrochemical Co. Ltd., Class A*	433,200	832,343

Jiangsu Eastern Shenghong Co. Ltd., Class A	385,400	535,071

LB Group Co. Ltd., Class A	193,200	503,995

Ningxia Baofeng Energy Group Co. Ltd., Class A	352,400	793,584

Rongsheng Petrochemical Co. Ltd., Class A	491,600	745,485

Satellite Chemical Co. Ltd., Class A*	265,000	675,238

Tianqi Lithium Corp., Class A	171,688	1,134,355

Yunnan Energy New Material Co. Ltd., Class A	80,000	457,826

Total Chemicals		7,887,849

Communications Equipment – 0.9%

BYD Electronic International Co. Ltd.	233,500	860,732

Hengtong Optic-electric Co. Ltd., Class A	278,469	473,678

Zhongji Innolight Co. Ltd., Class A	91,700	1,977,378

Total Communications Equipment		3,311,788

Construction & Engineering – 0.1%
China Conch Venture Holdings Ltd.	531,663	369,548

Construction Materials – 0.3%

Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	299,000	651,504

China Jushi Co. Ltd., Class A	353,500	524,865

Total Construction Materials		1,176,369

Consumer Staples Distribution & Retail – 0.3%
JD Health International, Inc.*(a)(b)	326,850	1,156,814

Diversified Consumer Services – 0.1%
East Buy Holding Ltd.*(a)(b)	95,000	252,477

Electrical Equipment – 4.4%

Contemporary Amperex Technology Co. Ltd., Class A	372,206	9,748,594

Eve Energy Co. Ltd., Class A	189,100	1,019,938

Jiangsu Zhongtian Technology Co. Ltd., Class A	382,200	738,563

Sieyuan Electric Co. Ltd., Class A	82,100	674,517

Sungrow Power Supply Co. Ltd., Class A	146,700	2,097,331

TBEA Co. Ltd., Class A	584,100	1,232,496

Zhejiang Chint Electrics Co. Ltd., Class A	172,300	479,139

Total Electrical Equipment		15,990,578

Electronic Equipment, Instruments & Components – 3.4%

AAC Technologies Holdings, Inc.	204,200	684,889

Chaozhou Three-Circle Group Co. Ltd., Class A	192,600	654,963

Eoptolink Technology, Inc. Ltd., Class A	82,600	762,244

Foxconn Industrial Internet Co. Ltd., Class A	600,300	1,882,655

GoerTek, Inc., Class A	341,100	750,754

See Notes to Financial Statements.

18	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

March 31, 2024

Investments	Shares	Value

Kingboard Holdings Ltd.	210,300	$428,852

Lens Technology Co. Ltd., Class A	288,000	541,061

Luxshare Precision Industry Co. Ltd., Class A	693,276	2,808,282

Maxscend Microelectronics Co. Ltd., Class A	43,000	601,671

Sunny Optical Technology Group Co. Ltd.	237,400	1,211,805

SUPCON Technology Co. Ltd., Class A	85,986	551,062

Wingtech Technology Co. Ltd., Class A*	126,400	637,188

WUS Printed Circuit Kunshan Co. Ltd., Class A	177,300	737,000

Total Electronic Equipment, Instruments & Components		12,252,426

Entertainment – 4.7%

37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	234,800	563,036

Bilibili, Inc., Class Z*(b)	68,965	778,081

China Ruyi Holdings Ltd.*(b)	1,664,000	423,099

iQIYI, Inc., ADR*	146,472	619,576

NetEase, Inc.	594,715	12,370,820

Tencent Music Entertainment Group, ADR*	200,491	2,243,494

Total Entertainment		16,998,106

Food Products – 3.6%

China Feihe Ltd.(a)	1,123,100	528,082

Foshan Haitian Flavouring & Food Co. Ltd., Class A	245,347	1,331,762

Guangdong Haid Group Co. Ltd., Class A	121,403	737,407

Henan Shuanghui Investment & Development Co. Ltd., Class A	163,200	590,050

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	847,600	3,257,126

Meihua Holdings Group Co. Ltd., Class A	321,900	456,665

Muyuan Foods Co. Ltd., Class A	364,774	2,167,925

Tingyi Cayman Islands Holding Corp.	559,000	612,822

Want Want China Holdings Ltd.	1,568,100	925,659

Wens Foodstuffs Group Co. Ltd., Class A	840,300	2,199,011

Total Food Products		12,806,509

Gas Utilities – 0.5%
ENN Energy Holdings Ltd.	247,200	1,904,588

Health Care Equipment & Supplies – 1.2%

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	792,400	494,083

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	90,574	3,511,233

Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A	51,800	471,882

Total Health Care Equipment & Supplies		4,477,198

Health Care Providers & Services – 0.6%

Aier Eye Hospital Group Co. Ltd., Class A	670,280	1,181,696

Huadong Medicine Co. Ltd., Class A	116,340	496,741

Hygeia Healthcare Holdings Co. Ltd.(a)(b)	116,100	473,215

Total Health Care Providers & Services		2,151,652

Hotels, Restaurants & Leisure – 6.5%

H World Group Ltd.	344,170	1,332,450

Haidilao International Holding Ltd.(a)(b)	405,000	913,862

Meituan, Class B*(a)	899,900	11,130,247

Tongcheng Travel Holdings Ltd.*(c)	250,800	661,733

Trip.com Group Ltd.*	129,927	5,730,670

Yum China Holdings, Inc.	95,850	3,774,504

Total Hotels, Restaurants & Leisure		23,543,466

Household Durables – 1.6%

Gree Electric Appliances, Inc. of Zhuhai, Class A	456,000	2,468,922

Haier Smart Home Co. Ltd., Class A	425,500	1,462,209

Haier Smart Home Co. Ltd., Class H	513,500	1,597,624

Hisense Home Appliances Group Co. Ltd., Class H	73,000	227,121

Total Household Durables		5,755,876

Household Products – 0.1%
Vinda International Holdings Ltd.	105,000	314,606

Industrial Conglomerates – 0.1%
Fosun International Ltd.	706,700	368,409

Insurance – 4.7%

Ping An Insurance Group Co. of China Ltd., Class A	1,446,494	8,130,602

Ping An Insurance Group Co. of China Ltd., Class H	2,017,900	8,521,308

ZhongAn Online P&C Insurance Co. Ltd., Class H*(a)(b)	241,300	385,392

Total Insurance		17,037,302

Interactive Media & Services – 15.6%

Baidu, Inc., Class A*	794,500	10,425,563

Kanzhun Ltd., ADR	94,056	1,648,802

Kuaishou Technology*(a)	765,600	4,798,175

Tencent Holdings Ltd.	1,019,000	39,554,613

Total Interactive Media & Services		56,427,153

IT Services – 0.1%
Isoftstone Information Technology Group Co. Ltd., Class A*	82,200	526,232

Life Sciences Tools & Services – 1.9%

Genscript Biotech Corp.*(b)	376,400	697,353

Hangzhou Tigermed Consulting Co. Ltd., Class A	82,067	600,774

Pharmaron Beijing Co. Ltd., Class A	145,825	409,131

WuXi AppTec Co. Ltd., Class A	353,247	2,246,838

WuXi AppTec Co. Ltd., Class H(a)	123,395	584,934

Wuxi Biologics Cayman, Inc.*(a)	1,213,400	2,217,049

Total Life Sciences Tools & Services		6,756,079

Machinery – 2.0%

Haitian International Holdings Ltd.	191,400	556,363

Jiangsu Hengli Hydraulic Co. Ltd., Class A	67,100	463,297

Sany Heavy Industry Co. Ltd., Class A	919,548	1,846,594

Shenzhen Inovance Technology Co. Ltd., Class A	264,700	2,231,962

Wuxi Lead Intelligent Equipment Co. Ltd., Class A	162,000	539,301

Yutong Bus Co. Ltd., Class A	197,800	541,332

Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	298,300	974,968

Total Machinery		7,153,817

See Notes to Financial Statements.

WisdomTree Trust	19

Schedule of Investments (continued)

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

March 31, 2024

Investments	Shares	Value

Marine Transportation – 0.2%
SITC International Holdings Co. Ltd.	413,000	$754,608

Media – 0.5%

China Literature Ltd.*(a)(b)	125,800	420,327

Focus Media Information Technology Co. Ltd., Class A	1,546,124	1,388,454

Total Media		1,808,781

Metals & Mining – 0.8%

China Hongqiao Group Ltd.(b)	621,600	698,922

GEM Co. Ltd., Class A	746,500	645,697

Yintai Gold Co. Ltd., Class A*	246,000	612,933

Zhejiang Huayou Cobalt Co. Ltd., Class A	209,350	781,992

Total Metals & Mining		2,739,544

Oil, Gas & Consumable Fuels – 0.2%
Guanghui Energy Co. Ltd., Class A	586,100	600,598

Passenger Airlines – 0.4%

Hainan Airlines Holding Co. Ltd., Class A*	3,528,700	665,847

Spring Airlines Co. Ltd., Class A*	82,500	628,829

Total Passenger Airlines		1,294,676

Personal Care Products – 0.4%

Giant Biogene Holding Co. Ltd.*(a)	129,400	703,508

Hengan International Group Co. Ltd.	215,900	679,993

Total Personal Care Products		1,383,501

Pharmaceuticals – 2.6%

Asymchem Laboratories Tianjin Co. Ltd., Class A	36,327	430,496

China Medical System Holdings Ltd.	401,000	421,164

Hansoh Pharmaceutical Group Co. Ltd.(a)	330,100	652,908

Humanwell Healthcare Group Co. Ltd., Class A	164,900	440,845

HUTCHMED China Ltd.*(b)	168,500	575,916

Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	614,768	3,892,470

Kangmei Pharmaceutical Co. Ltd., Class A*	199,602	59,657

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	189,104	600,880

Sichuan Kelun Pharmaceutical Co. Ltd., Class A	151,500	637,475

Sino Biopharmaceutical Ltd.	3,275,150	1,263,785

Zhejiang NHU Co. Ltd., Class A	245,260	563,121

Total Pharmaceuticals		9,538,717

Real Estate Management & Development – 1.5%

Country Garden Services Holdings Co. Ltd.(b)	720,300	461,091

ESR Group Ltd.(a)	800,000	855,560

KE Holdings, Inc., ADR	229,617	3,152,641

Longfor Group Holdings Ltd.(a)(b)	571,200	807,195

Total Real Estate Management & Development		5,276,487

Semiconductors & Semiconductor Equipment – 4.0%

Daqo New Energy Corp., ADR*(b)	13,957	392,890

GCL Technology Holdings Ltd.	5,963,000	975,236

GigaDevice Semiconductor, Inc., Class A	87,426	865,422

JA Solar Technology Co. Ltd., Class A	242,760	584,130

JCET Group Co. Ltd., Class A	188,107	728,810

JinkoSolar Holding Co. Ltd., ADR(b)	11,920	300,265

LONGi Green Energy Technology Co. Ltd., Class A	949,468	2,551,391

Montage Technology Co. Ltd., Class A	134,611	851,933

NAURA Technology Group Co. Ltd., Class A	38,100	1,603,680

Sanan Optoelectronics Co. Ltd., Class A	499,300	834,872

SG Micro Corp., Class A	44,345	397,128

Tongwei Co. Ltd., Class A	383,758	1,314,537

Trina Solar Co. Ltd., Class A	180,757	592,532

Will Semiconductor Co. Ltd. Shanghai, Class A	115,166	1,561,000

Xinyi Solar Holdings Ltd.	1,254,765	971,561

Total Semiconductors & Semiconductor Equipment		14,525,387

Software – 1.2%

360 Security Technology, Inc., Class A*	431,400	518,127

Beijing Kingsoft Office Software, Inc., Class A	33,889	1,358,286

Hundsun Technologies, Inc., Class A	237,210	737,075

Kingdee International Software Group Co. Ltd.*	876,700	989,115

Yonyou Network Technology Co. Ltd., Class A	330,813	544,490

Total Software		4,147,093

Specialty Retail – 0.6%

Chow Tai Fook Jewellery Group Ltd.	541,800	798,877

Pop Mart International Group Ltd.(a)(b)	137,300	504,363

Topsports International Holdings Ltd.(a)	624,200	417,917

Zhongsheng Group Holdings Ltd.	149,100	258,329

Total Specialty Retail		1,979,486

Technology Hardware, Storage & Peripherals – 0.3%
Shenzhen Transsion Holdings Co. Ltd., Class A	41,016	950,604

Textiles, Apparel & Luxury Goods – 1.8%

ANTA Sports Products Ltd.	275,300	2,926,609

Bosideng International Holdings Ltd.	846,000	422,652

Li Ning Co. Ltd.	549,500	1,460,381

Shenzhou International Group Holdings Ltd.	189,400	1,793,219

Total Textiles, Apparel & Luxury Goods		6,602,861

Tobacco – 0.1%

Smoore International Holdings Ltd.(a)(b)	570,000	485,048

Total China		359,481,429

United States – 0.3%

Biotechnology – 0.3%
Legend Biotech Corp., ADR*	17,591	986,679
TOTAL COMMON STOCKS (Cost: $469,788,343)		360,468,108

RIGHTS – 0.0%

China – 0.0%

Kangmei Pharmaceutical Co. Ltd., expiring 11/12/24*†
(Cost: $0)	92,750	0

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%

United States – 0.7%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(d)
(Cost: $2,648,553)	2,648,553	2,648,553

TOTAL INVESTMENTS IN SECURITIES – 100.7% (Cost: $472,436,896)		363,116,661

Other Assets less Liabilities – (0.7)%		(2,469,485)

NET ASSETS – 100.0%		$360,647,176

See Notes to Financial Statements.

20	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

March 31, 2024

*	Non-income producing security.

†

This security is being fair valued using significant unobservable inputs (i.e., Level 3 on the fair value hierarchy) by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust. The aggregate value of Level 3 fair valued securities is $0, which represents 0.0% of net assets.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $17,915,740 and the total market value of the collateral held by the Fund was $19,082,309. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $16,433,756.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Rate shown represents annualized 7-day yield as of March 31, 2024.

FAIR VALUATION SUMMARY
The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks	$360,468,108	$—	$—		$360,468,108
Rights	—	—	0	*	0
Investment of Cash Collateral for Securities Loaned	—	2,648,553	—		2,648,553
Total Investments in Securities	$360,468,108	$2,648,553	$0		$363,116,661
*

Fair valuations using significant unobservable inputs were determined by a valuation committee of WisdomTree Asset Management, Inc. in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust.

See Notes to Financial Statements.

WisdomTree Trust	21

Schedule of Investments

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 100.2%

Argentina – 0.0%

Grupo Financiero Galicia SA, ADR*(a)	36,161	$919,213

Brazil – 5.5%

3R Petroleum Oleo & Gas SA*	139,398	918,728

Allos SA	305,377	1,459,304

Ambev SA	2,010,103	5,015,670

Atacadao SA	264,058	719,024

B3 SA – Brasil Bolsa Balcao	2,831,569	6,782,574

Banco Bradesco SA	641,294	1,632,205

Banco Santander Brasil SA	234,575	1,336,532

BRF SA*	387,914	1,264,748

CCR SA	483,209	1,334,109

Cia Siderurgica Nacional SA	315,690	990,168

Cosan SA	707,787	2,290,687

Embraer SA*	321,740	2,141,055

Energisa SA	127,370	1,218,088

Eneva SA*	777,925	1,981,509

Engie Brasil Energia SA	101,381	815,415

Equatorial Energia SA	424,241	2,758,747

GPS Participacoes & Empreendimentos SA(b)	298,716	1,236,507

Hapvida Participacoes & Investimentos SA*(b)	2,150,633	1,589,704

Hypera SA	211,131	1,388,967

Itau Unibanco Holding SA	288,189	1,723,762

Itausa SA	540,312	1,129,079

Klabin SA	443,482	2,237,987

Localiza Rent a Car SA	445,446	4,865,996

Lojas Renner SA	401,869	1,363,234

Magazine Luiza SA*	1,849,141	664,953

MercadoLibre, Inc.*	14,584	22,050,425

Multiplan Empreendimentos Imobiliarios SA	136,037	695,465

Natura & Co. Holding SA	367,451	1,312,548

PRIO SA	389,159	3,789,316

Raia Drogasil SA	582,127	3,183,030

Rede D’Or Sao Luiz SA(b)	476,691	2,410,334

Rumo SA	634,447	2,821,426

Santos Brasil Participacoes SA	431,141	1,147,286

Sendas Distribuidora SA	649,226	1,907,905

Suzano SA	361,692	4,623,079

Telefonica Brasil SA	180,415	1,823,775

TIM SA	440,158	1,565,225

TOTVS SA	258,260	1,464,259

Transmissora Alianca de Energia Eletrica SA	64,853	470,440

Ultrapar Participacoes SA	441,404	2,510,568

Vibra Energia SA	613,811	3,066,878

WEG SA	710,988	5,425,926

Total Brazil		109,126,637

Chile – 0.4%

Banco de Chile	18,473,906	2,052,970

Banco Santander Chile	28,493,925	1,417,652

Cencosud SA	809,089	1,402,305

Empresas CMPC SA	467,888	949,753

Empresas Copec SA	168,403	1,208,532

Total Chile		7,031,212

China – 23.6%

360 Security Technology, Inc., Class A*	505,500	$607,124

37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	282,200	676,699

AAC Technologies Holdings, Inc.	271,000	908,937

Aier Eye Hospital Group Co. Ltd., Class A	857,085	1,511,031

Akeso, Inc.*(a)(b)	207,000	1,233,835

Alibaba Group Holding Ltd.	4,957,332	44,496,876

ANTA Sports Products Ltd.	396,900	4,219,292

Asymchem Laboratories Tianjin Co. Ltd., Class A	48,540	575,227

Baidu, Inc., Class A*	830,350	10,895,993

BeiGene Ltd.*	294,400	3,577,285

Beijing Kingsoft Office Software, Inc., Class A	37,470	1,501,814

Beijing New Building Materials PLC, Class A	192,500	752,193

Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	437,800	953,941

Bilibili, Inc., Class Z*(a)	87,114	982,842

Bosideng International Holdings Ltd.	1,602,000	800,340

BYD Co. Ltd., Class A	115,410	3,227,805

BYD Co. Ltd., Class H(a)	335,500	8,642,079

BYD Electronic International Co. Ltd.	283,500	1,045,043

Chaozhou Three-Circle Group Co. Ltd., Class A	328,400	1,116,770

China Conch Venture Holdings Ltd.	821,400	570,938

China Feihe Ltd.(b)	2,552,000	1,199,951

China Hongqiao Group Ltd.(a)	871,500	979,908

China Jushi Co. Ltd., Class A	456,900	678,390

China Medical System Holdings Ltd.	609,000	639,623

China Minsheng Banking Corp. Ltd., Class A	6,002,479	3,348,306

Chongqing Zhifei Biological Products Co. Ltd., Class A	207,050	1,281,586

Chow Tai Fook Jewellery Group Ltd.	893,000	1,316,717

Contemporary Amperex Technology Co. Ltd., Class A	430,850	11,284,562

Country Garden Services Holdings Co. Ltd.(a)	1,364,000	873,147

East Money Information Co. Ltd., Class A	2,323,853	4,125,732

ENN Energy Holdings Ltd.	261,600	2,015,535

Eoptolink Technology, Inc. Ltd., Class A	104,600	965,264

ESR Group Ltd.(a)(b)	672,000	718,671

Eve Energy Co. Ltd., Class A	240,000	1,294,474

Focus Media Information Technology Co. Ltd., Class A	2,017,300	1,811,580

Foshan Haitian Flavouring & Food Co. Ltd., Class A	314,966	1,709,659

Foxconn Industrial Internet Co. Ltd., Class A	700,900	2,198,156

Fuyao Glass Industry Group Co. Ltd., Class A	179,482	1,069,416

Fuyao Glass Industry Group Co. Ltd., Class H(b)	273,200	1,375,346

Ganfeng Lithium Group Co. Ltd., Class A	304,720	1,526,034

GCL Technology Holdings Ltd.	7,591,000	1,241,493

Geely Automobile Holdings Ltd.	1,428,000	1,685,914

GEM Co. Ltd., Class A	1,241,800	1,074,115

Genscript Biotech Corp.*(a)	494,000	915,230

Giant Biogene Holding Co. Ltd.*(b)	151,400	823,115

GigaDevice Semiconductor, Inc., Class A	115,200	1,140,354

See Notes to Financial Statements.

22	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2024

Investments	Shares	Value

GoerTek, Inc., Class A	392,700	$864,325

Great Wall Motor Co. Ltd., Class H(a)	1,137,700	1,264,685

Gree Electric Appliances, Inc. of Zhuhai, Class A	721,000	3,903,712

Guangdong Haid Group Co. Ltd., Class A	161,500	980,958

Guanghui Energy Co. Ltd., Class A	736,000	754,206

Guangzhou Tinci Materials Technology Co. Ltd., Class A	249,300	763,310

H World Group Ltd.	580,770	2,248,444

Haidilao International Holding Ltd.(a)(b)	466,300	1,052,183

Haier Smart Home Co. Ltd., Class A	652,500	2,242,284

Haier Smart Home Co. Ltd., Class H	864,000	2,688,115

Hainan Airlines Holding Co. Ltd., Class A*	5,389,300	1,016,933

Hangzhou Tigermed Consulting Co. Ltd., Class A	101,600	743,766

Hansoh Pharmaceutical Group Co. Ltd.(b)	394,000	779,296

Henan Shuanghui Investment & Development Co. Ltd., Class A	202,000	730,332

Hengli Petrochemical Co. Ltd., Class A*	543,940	1,045,116

Huadong Medicine Co. Ltd., Class A	144,100	615,269

Hundsun Technologies, Inc., Class A	327,871	1,018,783

HUTCHMED China Ltd.*(a)	202,500	692,124

Imeik Technology Development Co. Ltd., Class A	19,500	927,757

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	966,900	3,715,568

Innovent Biologics, Inc.*(b)	481,000	2,316,976

iQIYI, Inc., ADR*	173,664	734,599

Isoftstone Information Technology Group Co. Ltd., Class A*	101,500	649,788

JA Solar Technology Co. Ltd., Class A	259,952	625,497

JCET Group Co. Ltd., Class A	242,600	939,940

JD Health International, Inc.*(a)(b)	341,900	1,210,080

JD Logistics, Inc.*(b)	488,500	497,460

JD.com, Inc., Class A	735,709	10,142,913

Jiangsu Eastern Shenghong Co. Ltd., Class A	501,100	695,704

Jiangsu Hengli Hydraulic Co. Ltd., Class A	95,000	655,935

Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	708,013	4,482,860

Jiangsu Zhongtian Technology Co. Ltd., Class A	425,400	822,043

Kangmei Pharmaceutical Co. Ltd., Class A*	31,038	9,277

Kanzhun Ltd., ADR	91,017	1,595,528

KE Holdings, Inc., ADR	214,695	2,947,762

Kingdee International Software Group Co. Ltd.*	905,000	1,021,044

Kuaishou Technology*(b)	805,500	5,048,237

LB Group Co. Ltd., Class A	255,300	665,994

Lens Technology Co. Ltd., Class A	473,200	888,993

Li Auto, Inc., Class A*	463,900	7,189,859

Li Ning Co. Ltd.	785,000	2,086,259

LONGi Green Energy Technology Co. Ltd., Class A	1,128,072	3,031,332

Luxshare Precision Industry Co. Ltd., Class A	827,200	3,350,773

Maxscend Microelectronics Co. Ltd., Class A	53,300	745,792

Meituan, Class B*(b)	1,270,400	15,712,708

MINISO Group Holding Ltd.	181,400	932,907

Montage Technology Co. Ltd., Class A	149,385	945,436

Muyuan Foods Co. Ltd., Class A	425,876	2,531,066

NAURA Technology Group Co. Ltd., Class A	44,461	1,871,423

NetEase, Inc.	622,930	12,957,727

Ningxia Baofeng Energy Group Co. Ltd., Class A	493,900	1,112,234

NIO, Inc., Class A*(a)	451,190	2,158,969

Nongfu Spring Co. Ltd., Class H(a)(b)	643,000	3,471,146

PDD Holdings, Inc., ADR*	238,337	27,706,676

Pharmaron Beijing Co. Ltd., Class A	174,966	490,890

Ping An Bank Co. Ltd., Class A	1,571,726	2,277,362

Ping An Insurance Group Co. of China Ltd., Class A	1,735,208	9,753,435

Ping An Insurance Group Co. of China Ltd., Class H	1,833,500	7,742,613

Rongsheng Petrochemical Co. Ltd., Class A	552,000	837,078

Sanan Optoelectronics Co. Ltd., Class A	758,800	1,268,777

Sany Heavy Industry Co. Ltd., Class A	1,099,436	2,207,837

Satellite Chemical Co. Ltd., Class A*	351,390	895,366

SF Holding Co. Ltd., Class A	436,973	2,190,763

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	200	125

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	237,973	756,162

Shanghai RAAS Blood Products Co. Ltd., Class A	1,031,400	1,008,614

Shenzhen Inovance Technology Co. Ltd., Class A	317,800	2,679,703

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	104,000	4,031,712

Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A	65,500	596,685

Shenzhen Transsion Holdings Co. Ltd., Class A	51,240	1,187,559

Shenzhou International Group Holdings Ltd.	267,100	2,528,875

Sichuan Kelun Pharmaceutical Co. Ltd., Class A	189,500	797,370

Sieyuan Electric Co. Ltd., Class A	100,600	826,510

Sino Biopharmaceutical Ltd.	3,888,000	1,500,266

SITC International Holdings Co. Ltd.	190,000	347,156

Smoore International Holdings Ltd.(a)(b)	1,063,000	904,571

Spring Airlines Co. Ltd., Class A*	110,300	840,725

Sungrow Power Supply Co. Ltd., Class A	173,900	2,486,202

Sunny Optical Technology Group Co. Ltd.	232,000	1,184,241

SUPCON Technology Co. Ltd., Class A	95,256	610,471

TBEA Co. Ltd., Class A	636,153	1,342,332

Tencent Holdings Ltd.	2,031,400	78,853,033

Tencent Music Entertainment Group, ADR*	214,981	2,405,637

Tianqi Lithium Corp., Class A	203,200	1,342,557

Tingyi Cayman Islands Holding Corp.	666,000	730,124

Tongcheng Travel Holdings Ltd.*(c)	490,400	1,293,915

Tongwei Co. Ltd., Class A	452,358	1,549,521

Trina Solar Co. Ltd., Class A	184,566	605,018

Trip.com Group Ltd.*	192,420	8,487,039

Vipshop Holdings Ltd., ADR	93,302	1,544,148

Walvax Biotechnology Co. Ltd., Class A	451,000	955,372

See Notes to Financial Statements.

WisdomTree Trust	23

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2024

Investments	Shares	Value

Want Want China Holdings Ltd.	2,126,000	$1,254,990

Wens Foodstuffs Group Co. Ltd., Class A	999,100	2,614,580

Will Semiconductor Co. Ltd. Shanghai, Class A	118,640	1,608,088

Wingtech Technology Co. Ltd., Class A*	136,970	690,472

WUS Printed Circuit Kunshan Co. Ltd., Class A	242,500	1,008,023

WuXi AppTec Co. Ltd., Class A	396,573	2,522,415

WuXi AppTec Co. Ltd., Class H(b)	137,800	653,218

Wuxi Biologics Cayman, Inc.*(b)	1,176,500	2,149,627

Wuxi Lead Intelligent Equipment Co. Ltd., Class A	244,200	812,946

Xinyi Glass Holdings Ltd.	548,000	580,457

Xinyi Solar Holdings Ltd.	1,351,753	1,046,659

XPeng, Inc., Class A*(a)	410,000	1,681,605

Yadea Group Holdings Ltd.(b)	498,000	806,833

Yintai Gold Co. Ltd., Class A*	330,000	822,227

Yonyou Network Technology Co. Ltd., Class A	368,800	607,013

Yum China Holdings, Inc.	140,044	5,514,833

Yunnan Energy New Material Co. Ltd., Class A	112,100	641,529

Zai Lab Ltd.*(a)	306,700	505,520

Zhejiang Chint Electrics Co. Ltd., Class A	251,800	700,215

Zhejiang Huayou Cobalt Co. Ltd., Class A	264,370	987,510

Zhejiang NHU Co. Ltd., Class A	80	184

Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	381,000	1,245,266

Zhongji Innolight Co. Ltd., Class A	108,800	2,346,114

Zhongsheng Group Holdings Ltd.	563,500	976,312

ZTO Express Cayman, Inc.	131,912	2,861,918

Total China		469,088,763

Czech Republic – 0.1%

Komercni Banka AS	51,978	1,864,841

Moneta Money Bank AS(b)	249,417	1,086,598

Total Czech Republic		2,951,439

Hungary – 0.3%

MOL Hungarian Oil & Gas PLC	141,813	1,150,512

OTP Bank Nyrt	73,281	3,374,303

Richter Gedeon Nyrt	37,481	951,274

Total Hungary		5,476,089

India – 22.0%

Aarti Industries Ltd.	120,482	961,444

ABB India Ltd.	17,983	1,371,508

ACC Ltd.	31,560	942,874

Adani Energy Solutions Ltd.*	121,328	1,493,570

Adani Enterprises Ltd.	119,829	4,593,451

Adani Green Energy Ltd.*	126,782	2,789,652

Adani Ports & Special Economic Zone Ltd.	237,535	3,821,664

Adani Power Ltd.*	252,485	1,615,977

Adani Total Gas Ltd.	94,509	1,049,936

Alkem Laboratories Ltd.	15,988	947,366

Ambuja Cements Ltd.	240,420	1,765,189

APL Apollo Tubes Ltd.	75,716	1,358,081

Apollo Hospitals Enterprise Ltd.	44,578	3,397,661

Ashok Leyland Ltd.	814,880	1,673,190

Asian Paints Ltd.	151,436	5,168,915

Astral Ltd.	57,701	1,377,622

AU Small Finance Bank Ltd.(b)	142,214	963,411

Aurobindo Pharma Ltd.	88,487	1,155,124

Avenue Supermarts Ltd.*(b)	58,375	3,167,554

Axis Bank Ltd.	774,492	9,724,505

Bajaj Auto Ltd.	24,076	2,640,818

Bajaj Finserv Ltd.	139,767	2,754,785

Bajaj Holdings & Investment Ltd.	11,462	1,136,924

Balkrishna Industries Ltd.	37,399	1,039,136

Berger Paints India Ltd.	159,667	1,097,056

Bharat Forge Ltd.	114,113	1,545,542

Bharti Airtel Ltd.	807,731	11,898,664

Bosch Ltd.	3,079	1,108,676

Britannia Industries Ltd.	44,334	2,610,658

CG Power & Industrial Solutions Ltd.	268,380	1,740,556

Cipla Ltd.	195,542	3,509,686

Coforge Ltd.	21,991	1,450,848

Colgate-Palmolive India Ltd.	68,712	2,232,950

Computer Age Management Services Ltd.	29,494	1,031,074

Crompton Greaves Consumer Electricals Ltd.	322,089	1,033,048

Cummins India Ltd.	52,404	1,888,907

Cyient Ltd.	38,031	910,323

Dabur India Ltd.	228,150	1,431,092

Deepak Nitrite Ltd.	40,538	1,033,105

Delhivery Ltd.*	145,236	775,875

Divi’s Laboratories Ltd.	49,848	2,059,187

Dixon Technologies India Ltd.(c)	11,684	1,047,781

DLF Ltd.	267,715	2,879,295

Dr. Reddy’s Laboratories Ltd.	43,649	3,222,759

Eicher Motors Ltd.	52,752	2,542,203

Federal Bank Ltd.	1,068,555	1,924,366

Fortis Healthcare Ltd.	313,870	1,581,346

FSN E-Commerce Ventures Ltd.*	349,199	678,071

GMR Airports Infrastructure Ltd.*	1,026,715	1,004,526

Godrej Consumer Products Ltd.	140,461	2,108,199

Godrej Properties Ltd.*	61,746	1,702,850

Grasim Industries Ltd.	153,896	4,220,573

Havells India Ltd.	89,468	1,625,179

HCL Technologies Ltd.	361,990	6,699,435

HDFC Asset Management Co. Ltd.(b)	49,209	2,214,988

HDFC Bank Ltd.	1,785,301	30,993,523

HDFC Life Insurance Co. Ltd.(b)	334,257	2,538,313

Hero MotoCorp Ltd.	45,697	2,587,392

Hindalco Industries Ltd.	498,804	3,350,678

Hindustan Unilever Ltd.	295,283	8,016,835

ICICI Bank Ltd., ADR	709,641	18,741,619

ICICI Lombard General Insurance Co. Ltd.(b)	94,616	1,910,982

ICICI Prudential Life Insurance Co. Ltd.(b)	129,371	944,116

IDFC First Bank Ltd.*	1,521,428	1,375,446

Indian Hotels Co. Ltd.	376,640	2,669,593

Indus Towers Ltd.*	311,741	1,088,258

IndusInd Bank Ltd.	193,465	3,602,424

Info Edge India Ltd.	38,470	2,579,350

Infosys Ltd., ADR(a)	981,691	17,601,720

See Notes to Financial Statements.

24	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2024

Investments	Shares	Value

InterGlobe Aviation Ltd.*(b)	55,107	$2,344,719

Jindal Stainless Ltd.	139,796	1,164,010

Jindal Steel & Power Ltd.	130,768	1,331,395

Jio Financial Services Ltd.*	1,013,712	4,299,639

JSW Energy Ltd.	157,749	1,000,371

JSW Steel Ltd.	334,936	3,333,999

Jubilant Foodworks Ltd.	115,271	620,358

Kotak Mahindra Bank Ltd.	366,521	7,846,566

KPIT Technologies Ltd.	46,330	825,694

Larsen & Toubro Ltd.	210,835	9,514,845

Laurus Labs Ltd.(b)	202,331	951,825

LTIMindtree Ltd.(b)	35,644	2,110,540

Lupin Ltd.	102,749	1,991,842

Macrotech Developers Ltd.(b)	89,006	1,212,164

Mahindra & Mahindra Ltd.	324,072	7,465,672

Marico Ltd.	256,161	1,527,092

Maruti Suzuki India Ltd.	42,287	6,388,669

Max Financial Services Ltd.*	102,019	1,225,904

Max Healthcare Institute Ltd.	300,624	2,955,327

Motherson Sumi Wiring India Ltd.	1,576,570	1,249,498

Mphasis Ltd.	34,254	980,789

MRF Ltd.	1,327	2,122,299

Nestle India Ltd.	136,720	4,298,764

One 97 Communications Ltd.*	92,305	445,629

Oracle Financial Services Software Ltd.	8,188	861,393

Page Industries Ltd.	3,020	1,247,467

PB Fintech Ltd.*	119,331	1,608,559

Persistent Systems Ltd.	42,296	2,020,689

Phoenix Mills Ltd.	34,900	1,164,470

PI Industries Ltd.	33,418	1,549,663

Pidilite Industries Ltd.	52,618	1,901,951

Polycab India Ltd.	15,884	964,629

Prestige Estates Projects Ltd.	51,629	724,270

Reliance Industries Ltd., GDR(b)	469,041	33,489,527

Reliance Industries Ltd., GDR(a)(b)	39,698	2,834,437

Samvardhana Motherson International Ltd.	996,836	1,399,592

Shree Cement Ltd.	5,403	1,663,792

Siemens Ltd.	34,144	2,200,073

Solar Industries India Ltd.	9,030	950,801

Sona Blw Precision Forgings Ltd.(b)	127,922	1,082,780

SRF Ltd.	48,115	1,477,011

Sun Pharmaceutical Industries Ltd.	369,908	7,187,487

Supreme Industries Ltd.	28,782	1,460,522

Suzlon Energy Ltd.*	3,768,445	1,825,427

Tata Communications Ltd.	47,796	1,152,113

Tata Consultancy Services Ltd.	320,922	14,915,500

Tata Consumer Products Ltd.	234,246	3,078,810

Tata Elxsi Ltd.	15,466	1,443,663

Tata Motors Ltd.	592,712	7,055,478

Tata Power Co. Ltd.	539,194	2,548,488

Tata Steel Ltd.	2,801,761	5,235,508

Tech Mahindra Ltd.	245,102	3,667,897

Titan Co. Ltd.	137,308	6,259,016

Torrent Pharmaceuticals Ltd.	51,590	1,608,644

Torrent Power Ltd.	65,769	1,070,843

Trent Ltd.	66,975	3,170,376

Tube Investments of India Ltd.	42,405	1,899,829

TVS Motor Co. Ltd.	86,224	2,224,647

UltraTech Cement Ltd.	40,384	4,720,598

United Spirits Ltd.	151,228	2,056,657

UPL Ltd.	249,352	1,363,323

Varun Beverages Ltd.	173,729	2,913,311

Vedanta Ltd.	485,504	1,581,333

Voltas Ltd.	98,775	1,306,953

Wipro Ltd.	542,117	3,120,654

Zee Entertainment Enterprises Ltd.*	386,930	642,776

Zomato Ltd.*	1,928,204	4,210,017

Zydus Lifesciences Ltd.	76,202	920,381

Total India		438,708,389

Indonesia – 2.0%

Adaro Energy Indonesia Tbk. PT	7,300,500	1,243,226

Amman Mineral Internasional PT*	3,125,700	1,725,000

Astra International Tbk. PT	10,491,200	3,407,738

Bank Central Asia Tbk. PT	29,010,800	18,434,803

Barito Pacific Tbk. PT	15,004,198	894,290

Chandra Asri Pacific Tbk. PT	3,049,100	1,120,215

Charoen Pokphand Indonesia Tbk. PT	3,950,500	1,308,113

GoTo Gojek Tokopedia Tbk. PT*	553,002,000	2,406,631

Indah Kiat Pulp & Paper Tbk. PT	1,650,300	996,633

Indofood CBP Sukses Makmur Tbk. PT	1,324,600	969,118

Indofood Sukses Makmur Tbk. PT	2,581,600	1,038,013

Indosat Tbk. PT	1,193,600	841,279

Kalbe Farma Tbk. PT	11,689,500	1,087,481

Merdeka Copper Gold Tbk. PT*	6,139,300	882,851

Sarana Menara Nusantara Tbk. PT	16,610,200	900,963

Sumber Alfaria Trijaya Tbk. PT	11,811,300	2,167,826

United Tractors Tbk. PT	762,800	1,163,084

Total Indonesia		40,587,264

Malaysia – 1.0%

Genting Malaysia Bhd.	2,857,900	1,642,402

Hong Leong Bank Bhd.	792,408	3,244,637

MR DIY Group M Bhd.(b)	3,228,500	1,016,367

Nestle Malaysia Bhd.	66,000	1,648,257

Press Metal Aluminium Holdings Bhd.	4,150,100	4,077,322

QL Resources Bhd.	1,241,225	1,547,270

Sunway Bhd.	2,089,300	1,545,014

YTL Corp. Bhd.	5,137,300	2,854,658

YTL Power International Bhd.	2,705,500	2,212,188

Total Malaysia		19,788,115

Mexico – 3.0%

Alfa SAB de CV, Class A(a)	1,854,683	1,380,266

America Movil SAB de CV(a)	6,098,307	5,716,102

Arca Continental SAB de CV(a)	157,800	1,722,611

Banco del Bajio SA(b)	279,508	1,089,664

Cemex SAB de CV, Series CPO*(a)	4,580,073	4,042,274

Coca-Cola Femsa SAB de CV	213,495	2,059,971

See Notes to Financial Statements.

WisdomTree Trust	25

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2024

Investments	Shares	Value

Corp. Inmobiliaria Vesta SAB de CV(a)	430,494	$1,680,097

Fibra Uno Administracion SA de CV	1,031,825	1,713,940

Fomento Economico Mexicano SAB de CV	569,080	7,382,881

Gruma SAB de CV, Class B(a)	61,320	1,146,143

Grupo Aeroportuario del Centro Norte SAB de CV(a)	111,213	1,093,346

Grupo Aeroportuario del Pacifico SAB de CV, Class B(a)	143,609	2,306,919

Grupo Aeroportuario del Sureste SAB de CV, Class B	60,539	1,909,801

Grupo Bimbo SAB de CV, Series A(a)	498,635	2,354,017

Grupo Carso SAB de CV, Series A1(a)	198,400	1,767,985

Grupo Financiero Banorte SAB de CV, Class O	730,428	7,750,423

Grupo Financiero Inbursa SAB de CV, Class O*(a)	497,580	1,530,601

Grupo Mexico SAB de CV, Series B	983,920	5,808,779

Grupo Televisa SAB, Series CPO	87	54

Industrias Penoles SAB de CV*(a)	69,345	980,282

Kimberly-Clark de Mexico SAB de CV, Class A	604,500	1,403,805

Wal-Mart de Mexico SAB de CV	1,434,385	5,781,810

Total Mexico		60,621,771

Philippines – 0.7%

Ayala Corp.	86,610	986,043

Ayala Land, Inc.	1,893,500	1,086,282

Bank of the Philippine Islands	864,247	1,815,664

BDO Unibank, Inc.	772,838	2,124,050

International Container Terminal Services, Inc.	226,690	1,282,352

JG Summit Holdings, Inc.	767,540	496,993

Jollibee Foods Corp.	237,560	1,067,467

Metropolitan Bank & Trust Co.	1,045,760	1,211,977

SM Investments Corp.	148,645	2,570,185

SM Prime Holdings, Inc.	3,599,800	2,093,987

Total Philippines		14,735,000

Poland – 1.0%

Alior Bank SA*	42,119	1,034,452

Asseco Poland SA	37,817	734,955

Bank Millennium SA*	313,781	812,042

Bank Polska Kasa Opieki SA	98,210	4,478,588

Budimex SA	7,766	1,363,225

CD Projekt SA(a)	39,332	1,153,009

Dino Polska SA*(b)	29,685	2,886,057

Grupa Kety SA	4,920	937,672

LPP SA	623	2,390,295

mBank SA*	6,352	1,179,048

Santander Bank Polska SA	20,996	2,998,491

Total Poland		19,967,834

Russia – 0.0%

Evraz PLC*†	757,034	0

HeadHunter Group PLC, ADR*†	35,535	0

LUKOIL PJSC*†	383,480	0

LUKOIL PJSC, ADR*†	91,105	0

Magnitogorsk Iron & Steel Works PJSC, GDR*†(c)	101,979	0

Mobile TeleSystems PJSC, ADR*†	777,676	0

Novatek PJSC*†	1,138,580	0

Novolipetsk Steel PJSC*†	948,540	0

Ozon Holdings PLC, ADR*†(a)	43,104	0

PhosAgro PJSC*†	43,175	0

PhosAgro PJSC, GDR*†(c)	835	0

Polyus PJSC*†	37,593	0

Severstal PAO, GDR*†(c)	123,722	0

Sistema AFK PAO*†	4,256,200	0

Surgutneftegas PJSC*†	7,201,040	0

VK IPJSC, GDR*†(c)	167,707	0

X5 Retail Group NV, GDR*†(c)	166,238	0

Yandex NV, Class A*†	402,553	0

Total Russia		0

Saudi Arabia – 4.6%

Abdullah Al Othaim Markets Co.	360,197	1,277,328

Advanced Petrochemical Co.	109,287	1,188,884

Al Hammadi Holding	72,459	1,120,550

Al Rajhi Bank	1,486,327	32,615,574

Aldrees Petroleum & Transport Services Co.	28,466	1,252,337

Alinma Bank	745,502	8,457,835

Arab National Bank	81,114	631,523

Arabian Contracting Services Co.	14,089	858,751

Astra Industrial Group	25,877	1,317,826

Bank Al-Jazira*	308,198	1,623,781

Bank AlBilad	372,268	4,744,546

Bupa Arabia for Cooperative Insurance Co.	18,610	1,275,235

Dallah Healthcare Co.	23,813	1,062,871

Dar Al Arkan Real Estate Development Co.*	401,655	1,465,042

Dr. Sulaiman Al Habib Medical Services Group Co.	62,084	5,065,379

Etihad Etisalat Co.	282,629	3,948,743

Jarir Marketing Co.	419,154	1,620,513

Leejam Sports Co. JSC	18,099	1,052,980

Middle East Healthcare Co.*	31,415	829,245

Mobile Telecommunications Co. Saudi Arabia	410,273	1,380,521

Mouwasat Medical Services Co.	70,407	2,586,878

Nahdi Medical Co.	27,214	1,066,647

National Industrialization Co.*	303,521	1,126,520

National Medical Care Co.	17,360	860,015

Riyadh Cables Group Co.	27,903	733,565

Sahara International Petrochemical Co.	268,877	2,247,512

Saudi Awwal Bank	249,023	2,655,891

Saudi Research & Media Group*	30,791	2,127,990

Saudia Dairy & Foodstuff Co.	10,947	1,079,960

Savola Group	199,569	2,995,796

Seera Group Holding*	120,309	882,148

Total Saudi Arabia		91,152,386

South Africa – 2.2%

Absa Group Ltd.	301,280	2,356,782

Anglo American Platinum Ltd.(a)	19,715	800,094

Aspen Pharmacare Holdings Ltd.	135,983	1,575,388

Capitec Bank Holdings Ltd.	33,913	3,753,358

See Notes to Financial Statements.

26	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2024

Investments	Shares	Value

Clicks Group Ltd.	73,044	$1,142,204

Discovery Ltd.	175,958	1,120,909

Exxaro Resources Ltd.	95,517	852,358

FirstRand Ltd.(a)	1,873,170	6,106,319

Gold Fields Ltd.	265,415	4,259,535

Harmony Gold Mining Co. Ltd.	163,191	1,361,717

Impala Platinum Holdings Ltd.	246,670	1,020,093

Investec Ltd.	160,488	1,058,803

Momentum Metropolitan Holdings	746,725	801,291

Mr. Price Group Ltd.	79,021	725,309

MultiChoice Group*	102,399	614,299

Nedbank Group Ltd.	201,579	2,434,224

Old Mutual Ltd.	1,791,296	1,111,505

Sanlam Ltd.	640,320	2,346,389

Shoprite Holdings Ltd.(a)	168,561	2,202,587

Sibanye Stillwater Ltd.	646,148	740,112

Standard Bank Group Ltd.	502,898	4,919,497

Vodacom Group Ltd.	188,609	981,579

Woolworths Holdings Ltd.	342,924	1,072,257

Total South Africa		43,356,609

South Korea – 12.8%

Alteogen, Inc.*	15,440	2,263,960

Amorepacific Corp.	10,635	959,026

Celltrion, Inc.	50,207	7,130,606

CosmoAM&T Co. Ltd.*	7,237	860,108

Coway Co. Ltd.	28,024	1,165,715

DB Insurance Co. Ltd.	23,653	1,663,836

Doosan Bobcat, Inc.	24,641	975,573

Doosan Enerbility Co. Ltd.*	160,092	2,047,751

Ecopro BM Co. Ltd.*	14,375	2,925,720

Ecopro Co. Ltd.*	5,820	2,736,535

GS Holdings Corp.	34,350	1,231,114

Hana Financial Group, Inc.	83,284	3,569,535

Hankook Tire & Technology Co. Ltd.	31,332	1,261,426

Hanmi Semiconductor Co. Ltd.	16,079	1,596,852

Hanwha Aerospace Co. Ltd.	10,074	1,530,275

Hanwha Solutions Corp.	46,119	971,197

HD Hyundai Co. Ltd.	22,291	1,190,509

HD Korea Shipbuilding & Offshore Engineering Co. Ltd.*	19,617	1,725,276

HLB, Inc.*	34,180	2,670,927

HYBE Co. Ltd.	7,931	1,354,971

Hyundai Glovis Co. Ltd.	8,433	1,090,574

Hyundai Motor Co.	40,570	7,021,586

Hyundai Steel Co.	56,689	1,339,060

Kakao Corp.	99,700	3,976,891

KakaoBank Corp.	107,699	2,203,980

KB Financial Group, Inc.	96,568	4,985,312

Korea Investment Holdings Co. Ltd.	25,230	1,248,147

Korea Zinc Co. Ltd.	4,174	1,401,410

Korean Air Lines Co. Ltd.	77,804	1,254,111

Krafton, Inc.*	12,277	2,252,493

KT Corp.	50,158	1,404,610

KT&G Corp.	37,246	2,586,816

Kum Yang Co. Ltd.*	8,314	713,908

L&F Co. Ltd.	8,723	1,128,077

LG Chem Ltd.	14,420	4,702,232

LG Corp.	37,750	2,453,575

LG Display Co. Ltd.*	152,843	1,220,473

LG Electronics, Inc.	35,089	2,478,710

LG Energy Solution Ltd.*	12,350	3,623,584

LG H&H Co. Ltd.	2,541	717,237

LG Innotek Co. Ltd.	5,435	794,105

Meritz Financial Group, Inc.	38,108	2,312,664

NAVER Corp.	49,098	6,834,515

Posco DX Co. Ltd.	18,693	678,988

POSCO Future M Co. Ltd.	9,594	2,162,881

POSCO Holdings, Inc.	21,855	6,850,741

S-Oil Corp.	20,275	1,182,238

Samsung Biologics Co. Ltd.*(b)	5,836	3,602,389

Samsung Electro-Mechanics Co. Ltd.	20,686	2,284,871

Samsung Electronics Co. Ltd.	1,514,991	92,728,140

Samsung Engineering Co. Ltd.*	62,332	1,157,512

Samsung Fire & Marine Insurance Co. Ltd.	11,072	2,516,644

Samsung Heavy Industries Co. Ltd.*	295,214	1,877,090

Samsung Life Insurance Co. Ltd.	27,655	1,896,049

Samsung SDI Co. Ltd.	15,220	5,324,880

Samsung SDS Co. Ltd.	14,395	1,748,251

Shinhan Financial Group Co. Ltd.	131,795	4,503,302

SK Biopharmaceuticals Co. Ltd.*	13,702	933,314

SK Hynix, Inc.	151,853	20,641,856

SK Innovation Co. Ltd.*	19,136	1,648,859

SK, Inc.	12,197	1,618,113

Woori Financial Group, Inc.	218,737	2,326,695

Yuhan Corp.	20,480	1,166,809

Total South Korea		254,424,604

Taiwan – 18.5%

Accton Technology Corp.	167,000	2,416,017

Acer, Inc.(a)	1,019,000	1,490,125

Advantech Co. Ltd.	174,072	2,197,419

ASE Technology Holding Co. Ltd.	933,062	4,693,955

Asia Cement Corp.	994,000	1,282,741

Asia Vital Components Co. Ltd.(a)	88,000	1,501,336

ASMedia Technology, Inc.	11,000	823,191

Asustek Computer, Inc.(a)	214,000	2,871,967

AUO Corp.(a)	2,887,200	1,614,851

Cathay Financial Holding Co. Ltd.	2,876,425	4,372,587

Cheng Shin Rubber Industry Co. Ltd.(a)	860,000	1,343,603

Chicony Electronics Co. Ltd.	170,000	1,179,246

China Development Financial Holding Corp.*(a)	6,650,000	2,898,667

Chroma ATE, Inc.	114,000	908,338

Compal Electronics, Inc.	1,388,000	1,570,003

Compeq Manufacturing Co. Ltd.	433,000	1,087,794

CTBC Financial Holding Co. Ltd.	5,919,672	6,113,243

Delta Electronics, Inc.	565,500	6,025,450

E.Sun Financial Holding Co. Ltd.	4,415,895	3,759,999

See Notes to Financial Statements.

WisdomTree Trust	27

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2024

Investments	Shares	Value

Eclat Textile Co. Ltd.	80,000	$1,382,349

Elite Material Co. Ltd.	97,000	1,222,976

Eva Airways Corp.	1,006,000	1,004,318

Far Eastern International Bank	1,246,715	560,960

Far Eastern New Century Corp.	1,416,080	1,471,235

Far EasTone Telecommunications Co. Ltd.	648,000	1,650,194

Faraday Technology Corp.(a)	74,780	803,797

Feng TAY Enterprise Co. Ltd.	210,320	1,054,771

First Financial Holding Co. Ltd.	2,241,000	1,939,653

Formosa Petrochemical Corp.	604,000	1,311,669

Formosa Plastics Corp.	1,597,000	3,438,165

Fortune Electric Co. Ltd.	57,000	1,216,461

Fubon Financial Holding Co. Ltd.(a)	2,719,023	5,921,724

Giant Manufacturing Co. Ltd.	146,853	998,032

Gigabyte Technology Co. Ltd.(a)	149,000	1,471,214

Global Unichip Corp.(a)	28,000	1,089,256

Gold Circuit Electronics Ltd.	110,000	843,814

Great Wall Enterprise Co. Ltd.	592	1,067

Hiwin Technologies Corp.	110,752	953,401

Hon Hai Precision Industry Co. Ltd.	3,429,068	16,071,998

Hotai Motor Co. Ltd.	128,880	2,589,399

Innolux Corp.	3,333,326	1,567,533

Inventec Corp.	979,000	1,826,247

Jentech Precision Industrial Co. Ltd.	31,000	892,121

King Slide Works Co. Ltd.	20,000	781,165

King Yuan Electronics Co. Ltd.	271,000	893,355

Largan Precision Co. Ltd.	32,000	2,444,733

Lien Hwa Industrial Holdings Corp.	482,382	1,023,442

Lite-On Technology Corp., ADR(a)	704,000	2,221,757

Lotes Co. Ltd.	27,271	1,192,976

Makalot Industrial Co. Ltd.	73,000	847,392

MediaTek, Inc.	432,000	16,130,736

Micro-Star International Co. Ltd.	301,000	1,594,185

momo.com, Inc.	320	3,870

Nan Ya Plastics Corp.	1,904,000	3,331,636

Nanya Technology Corp.	410,000	867,311

Novatek Microelectronics Corp.	200,000	3,774,587

Pegatron Corp.	720,000	2,294,749

PharmaEssentia Corp.*	105,000	1,056,447

Pou Chen Corp.	1,321,000	1,492,154

Powerchip Semiconductor Manufacturing Corp.*(a)	1,494,000	1,204,406

Powertech Technology, Inc.	218,000	1,365,757

President Chain Store Corp.	167,000	1,390,645

Qisda Corp.	686,000	957,080

Quanta Computer, Inc.(a)	822,000	7,538,457

Realtek Semiconductor Corp.	152,000	2,659,709

Ruentex Development Co. Ltd.	624,300	685,680

Shanghai Commercial & Savings Bank Ltd.(a)	1,959,159	2,959,843

Shin Kong Financial Holding Co. Ltd.*(a)	6,637,000	1,673,585

SinoPac Financial Holdings Co. Ltd.	5,459,195	3,693,083

Synnex Technology International Corp.	607,000	1,496,471

TA Chen Stainless Pipe	532	607

Taishin Financial Holding Co. Ltd.	5,718,148	3,216,106

Taiwan Cement Corp.(a)	2,336,000	2,346,693

Taiwan Mobile Co. Ltd.	514,000	1,654,257

Taiwan Semiconductor Manufacturing Co. Ltd.	6,711,000	163,353,039

Tatung Co. Ltd.*	621,000	1,096,333

Tripod Technology Corp.	161,000	1,028,778

Uni-President Enterprises Corp.	1,424,160	3,448,760

Unimicron Technology Corp.(a)	460,000	2,745,325

United Microelectronics Corp.(a)	3,550,000	5,790,304

Voltronic Power Technology Corp.	22,000	1,127,377

Walsin Lihwa Corp.	1,155,977	1,356,318

Wan Hai Lines Ltd.	673,750	928,410

Winbond Electronics Corp.	1,438,904	1,222,935

Wistron Corp.(a)	867,000	3,386,348

Wiwynn Corp.	28,000	1,986,033

WPG Holdings Ltd.	627,000	1,878,835

WT Microelectronics Co. Ltd.(a)	163,000	751,246

Yageo Corp.(a)	113,847	2,102,382

Yuanta Financial Holding Co. Ltd.	4,409,104	4,188,191

Total Taiwan		368,616,374

Thailand – 1.5%

Advanced Info Service PCL, NVDR	548,500	3,081,672

Bumrungrad Hospital PCL, NVDR	231,800	1,423,041

Central Pattana PCL, NVDR	1,118,900	1,931,914

Central Retail Corp. PCL, NVDR(a)	1,513,583	1,482,990

CP ALL PCL, NVDR	2,044,600	3,067,951

Delta Electronics Thailand PCL, NVDR(a)	2,052,300	4,190,376

Energy Absolute PCL, NVDR(a)	1,020,400	957,827

Gulf Energy Development PCL, NVDR	3,046,000	3,652,278

Home Product Center PCL, NVDR	3,081,500	895,208

Indorama Ventures PCL, NVDR(a)	1,366,500	887,593

Intouch Holdings PCL, NVDR	1,122,300	2,122,335

Minor International PCL, NVDR	1,709,800	1,558,091

Tisco Financial Group PCL, NVDR(a)	790,000	2,154,299

True Corp. PCL, NVDR*	7,733,893	1,610,896

Total Thailand		29,016,471

Turkey – 0.9%

Akbank TAS	1,330,097	1,923,280

BIM Birlesik Magazalar AS	167,648	1,870,701

Enka Insaat ve Sanayi AS	814,656	876,299

Ford Otomotiv Sanayi AS	32,073	1,122,238

Haci Omer Sabanci Holding AS	632,697	1,613,424

KOC Holding AS*	539,879	3,324,181

Turkcell Iletisim Hizmetleri AS	669,472	1,400,941

Turkiye Is Bankasi AS, Class C	3,801,818	1,338,486

Turkiye Petrol Rafinerileri AS	365,714	2,000,846

Turkiye Sise ve Cam Fabrikalari AS	720,357	1,029,591

Yapi ve Kredi Bankasi AS*	1,152,304	973,788

Total Turkey		17,473,775

United States – 0.1%

Legend Biotech Corp., ADR*	18,216	1,021,735
TOTAL COMMON STOCKS (Cost: $1,813,641,944)		1,994,063,680

See Notes to Financial Statements.

28	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2024

Investments	Shares	Value

RIGHTS – 0.0%

China – 0.0%

Kangmei Pharmaceutical Co. Ltd., expiring 11/12/24*†
(Cost: $0)	14,422	$0

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%

United States – 0.7%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(d)
(Cost: $13,742,102)	13,742,102	13,742,102

TOTAL INVESTMENTS IN SECURITIES – 100.9% (Cost: $1,827,384,046)		2,007,805,782

Other Assets less Liabilities – (0.9)%		(17,943,973)

NET ASSETS – 100.0%		$1,989,861,809
*	Non-income producing security.

†

This security is being fair valued using significant unobservable inputs (i.e., Level 3 on the fair value hierarchy) by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust. The aggregate value of Level 3 fair valued securities is $0, which represents 0.0% of net assets.

(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $100,971,874 and the total market value of the collateral held by the Fund was $107,596,507. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $93,854,405.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Rate shown represents annualized 7-day yield as of March 31, 2024.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
Russia	$—	$—	$0	*	$0
Other	1,994,063,680	—	—		1,994,063,680
Rights	—	—	0	*	0
Investment of Cash Collateral for Securities Loaned	—	13,742,102	—		13,742,102
Total Investments in Securities	$1,994,063,680	$13,742,102	$0		$2,007,805,782
*

Fair valuations using significant unobservable inputs were determined by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust.

See Notes to Financial Statements.

WisdomTree Trust	29

Schedule of Investments

WisdomTree Emerging Markets High Dividend Fund (DEM)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 99.9%

Brazil – 13.6%

Alupar Investimento SA	388,789	$2,373,644

Ambev SA	8,085,009	20,173,959

Auren Energia SA	1,702,846	4,048,280

Banco Bradesco SA	2,017,113	5,133,905

Banco do Brasil SA	2,740,013	30,993,504

BB Seguridade Participacoes SA	1,582,522	10,281,311

Blau Farmaceutica SA	173,182	430,745

Cia de Saneamento de Minas Gerais Copasa MG	923,177	4,016,900

Cia de Sanena do Parana	1,000,758	5,204,170

CPFL Energia SA	842,481	5,858,849

CSN Mineracao SA	2,933,014	3,105,548

Dexco SA	697,648	1,070,399

Engie Brasil Energia SA	1,090,625	8,771,976

Grendene SA	1,110,231	1,466,098

Kepler Weber SA	478,253	1,009,906

Klabin SA	2,343,513	11,826,301

Lojas Renner SA	1,921,259	6,517,361

Mahle Metal Leve SA	225,367	1,556,460

Neoenergia SA	653,186	2,655,519

Petroleo Brasileiro SA	20,501,467	156,785,200

Sao Martinho SA	329,252	2,041,072

Telefonica Brasil SA	690,976	6,984,924

TIM SA	2,168,609	7,711,688

Vale SA	6,756,442	82,107,734

Total Brazil		382,125,453

Chile – 2.0%

Aguas Andinas SA, Class A	7,364,550	2,147,384

Banco de Chile	85,920,624	9,548,196

Banco de Credito & Inversiones SA*	80,776	2,306,709

Banco Santander Chile	60,884,203	3,029,158

Cencosud Shopping SA	1,409,536	2,155,583

Cia Sud Americana de Vapores SA	56,036,003	4,210,484

Colbun SA	31,620,574	4,092,605

Empresa Nacional de Telecomunicaciones SA	350,838	1,166,384

Empresas CMPC SA	4,156,245	8,436,646

Empresas Copec SA	816,375	5,858,657

Enel Chile SA	116,438,739	6,992,141

Quinenco SA	1,241,874	4,368,115

SMU SA	9,145,050	1,584,545

Total Chile		55,896,607

China – 21.1%

Agricultural Bank of China Ltd., Class A	8,578,100	4,997,709

Agricultural Bank of China Ltd., Class H	32,538,000	13,719,554

Anhui Conch Cement Co. Ltd., Class A	1,083,000	3,323,404

Anhui Conch Cement Co. Ltd., Class H	2,142,000	4,455,629

Anhui Expressway Co. Ltd., Class H	1,326,000	1,468,919

BAIC Motor Corp. Ltd., Class H(a)	6,778,500	1,853,457

Bank of Beijing Co. Ltd., Class A	1,897,649	1,479,353

Bank of Chengdu Co. Ltd., Class A	308,000	576,938

Bank of China Ltd., Class A	5,866,400	3,555,198

Bank of China Ltd., Class H	97,359,000	40,180,359

Bank of Chongqing Co. Ltd., Class H	2,059,500	1,134,160

Bank of Communications Co. Ltd., Class A	4,529,400	3,955,209

Bank of Communications Co. Ltd., Class H	28,423,000	18,666,729

Bank of Guiyang Co. Ltd., Class A	1,007,700	748,100

Bank of Jiangsu Co. Ltd., Class A	2,370,770	2,579,621

Bank of Nanjing Co. Ltd., Class A	1,772,400	2,187,304

Bank of Shanghai Co. Ltd., Class A	2,524,202	2,336,323

Beijing Jingneng Clean Energy Co. Ltd., Class H	6,352,000	1,412,196

Blue Moon Group Holdings Ltd.(a)	2,389,500	610,622

Bros Eastern Co. Ltd., Class A	160,400	121,508

Canmax Technologies Co. Ltd., Class A	225,800	616,717

China Cinda Asset Management Co. Ltd., Class H	14,851,000	1,233,401

China CITIC Bank Corp. Ltd., Class H	20,280,000	10,805,359

China Coal Energy Co. Ltd., Class H	4,647,000	4,524,419

China Communications Services Corp. Ltd., Class H	3,598,000	1,677,989

China Construction Bank Corp., Class A	1,363,500	1,290,183

China Construction Bank Corp., Class H	113,796,054	68,628,481

China East Education Holdings Ltd.(a)	1,086,500	333,178

China Everbright Bank Co. Ltd., Class A	3,063,900	1,316,645

China Everbright Bank Co. Ltd., Class H	9,048,000	2,601,179

China Feihe Ltd.(a)	7,640,000	3,592,331

China Galaxy Securities Co. Ltd., Class H	3,140,000	1,540,622

China Life Insurance Co. Ltd., Class H	3,854,000	4,623,943

China Medical System Holdings Ltd.	1,763,000	1,851,652

China Merchants Bank Co. Ltd., Class H	2,657,500	10,509,187

China Minsheng Banking Corp. Ltd., Class A	926,800	516,988

China Minsheng Banking Corp. Ltd., Class H(b)	11,486,000	3,977,162

China Nonferrous Mining Corp. Ltd.	1,586,000	1,325,306

China Pacific Insurance Group Co. Ltd., Class H	1,600,400	2,801,459

China Petroleum & Chemical Corp., Class A	7,934,300	6,983,111

China Railway Group Ltd., Class H	7,551,000	3,733,796

China Railway Signal & Communication Corp. Ltd., Class H(a)(b)	3,296,000	1,254,985

China Shenhua Energy Co. Ltd., Class A	1,712,600	9,220,640

China Shenhua Energy Co. Ltd., Class H	16,591,000	65,185,780

China Suntien Green Energy Corp. Ltd., Class H	3,134,000	1,185,293

China Zheshang Bank Co. Ltd., Class A	450,000	185,320

Chongqing Rural Commercial Bank Co. Ltd., Class A	1,538,800	987,660

Chongqing Rural Commercial Bank Co. Ltd., Class H	5,468,000	2,263,647

Daqin Railway Co. Ltd., Class A	2,208,800	2,239,101

Easyhome New Retail Group Co. Ltd., Class A	519,500	204,640

Fufeng Group Ltd.(b)	7,142,000	4,626,611

Gree Electric Appliances, Inc. of Zhuhai, Class A	1,315,400	7,121,973

See Notes to Financial Statements.

30	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets High Dividend Fund (DEM)

March 31, 2024

Investments	Shares	Value

Greentown Management Holdings Co. Ltd.(a)	1,056,000	$868,930

Guangdong Guanhao High-Tech Co. Ltd., Class A	256,500	102,453

Guanghui Energy Co. Ltd., Class A	2,426,600	2,486,627

Guangzhou Automobile Group Co. Ltd., Class H	6,800,000	2,789,004

Guizhou Panjiang Refined Coal Co. Ltd., Class A	399,800	335,902

Guotai Junan Securities Co. Ltd., Class H(a)(b)	667,400	731,659

Hailir Pesticides & Chemicals Group Co. Ltd., Class A	51,100	103,250

Haitong Securities Co. Ltd., Class H	970,800	463,913

Hebei Yangyuan Zhihui Beverage Co. Ltd., Class A	37,300	130,697

Henan Shenhuo Coal Industry & Electricity Power Co. Ltd., Class A	502,700	1,377,848

Henan Shuanghui Investment & Development Co. Ltd., Class A	568,100	2,053,967

Hengan International Group Co. Ltd.	1,311,000	4,129,094

HLA Group Corp. Ltd., Class A	116,100	143,918

Hoyuan Green Energy Co. Ltd., Class A	98,900	328,286

Huabao Flavours & Fragrances Co. Ltd., Class A	41,400	103,038

Huadian Power International Corp. Ltd., Class H(b)	3,458,000	1,851,289

Huaibei Mining Holdings Co. Ltd., Class A	506,100	1,158,529

Huatai Securities Co. Ltd., Class H(a)	1,064,200	1,215,615

Huaxia Bank Co. Ltd., Class A	1,287,400	1,149,021

Industrial & Commercial Bank of China Ltd., Class A	5,739,000	4,173,588

Industrial & Commercial Bank of China Ltd., Class H	76,139,823	38,330,393

Industrial Bank Co. Ltd., Class A	2,503,200	5,440,540

Inner Mongolia ERDOS Resources Co. Ltd., Class A	159,400	240,843

Jiangsu Asia-Pacific Light Alloy Technology Co. Ltd., Class A	153,600	125,666

Jiangsu Dingsheng New Energy Materials Co. Ltd., Class A	62,500	78,164

Jiangsu Expressway Co. Ltd., Class H	4,573,727	4,680,992

Jiangzhong Pharmaceutical Co. Ltd., Class A	86,900	295,635

Jinneng Holding Shanxi Coal Industry Co. Ltd., Class A	80,900	171,485

Keda Industrial Group Co. Ltd., Class A	377,900	548,081

Livzon Pharmaceutical Group, Inc., Class H(b)	278,900	949,688

Luxi Chemical Group Co. Ltd., Class A	313,300	409,943

Metallurgical Corp. of China Ltd., Class H	3,941,000	840,927

Nanjing Iron & Steel Co. Ltd., Class A	2,052,000	1,331,183

NetDragon Websoft Holdings Ltd.	675,500	945,956

New China Life Insurance Co. Ltd., Class H	840,400	1,488,279

PetroChina Co. Ltd., Class A	4,774,600	6,497,307

PetroChina Co. Ltd., Class H	80,006,000	68,388,623

PICC Property & Casualty Co. Ltd., Class H	6,590,000	8,689,610

Ping An Insurance Group Co. of China Ltd., Class H	4,632,500	19,562,397

Pingdingshan Tianan Coal Mining Co. Ltd., Class A	591,900	1,000,305

Postal Savings Bank of China Co. Ltd., Class H(a)(b)	5,307,000	2,773,368

Powerlong Commercial Management Holdings Ltd.(c)	585,000	183,129

Rongan Property Co. Ltd., Class A	363,900	113,274

Shaanxi Beiyuan Chemical Industry Group Co. Ltd., Class A	175,900	108,538

Shaanxi Coal Industry Co. Ltd., Class A	3,310,000	11,438,474

Shan Xi Hua Yang Group New Energy Co. Ltd., Class A	108,800	140,563

Shandong Buchang Pharmaceuticals Co. Ltd., Class A	147,600	340,315

Shanghai Kehua Bio-Engineering Co. Ltd., Class A	102,000	111,969

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	1,340,400	1,935,299

Shanghai Rural Commercial Bank Co. Ltd., Class A	235,700	219,780

Shanghai Tunnel Engineering Co. Ltd., Class A	628,500	528,049

Shanxi Coking Coal Energy Group Co. Ltd., Class A	1,228,300	1,745,917

Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	1,151,600	3,281,721

Shenzhen Aisidi Co. Ltd., Class A	238,700	402,743

Shenzhen Expressway Corp. Ltd., Class H	1,602,000	1,400,083

Shenzhen Heungkong Holding Co. Ltd., Class A	614,400	131,166

Shenzhen Jinjia Group Co. Ltd., Class A	150,800	93,881

Sichuan Road & Bridge Group Co. Ltd., Class A	1,302,800	1,360,149

Sinopec Engineering Group Co. Ltd., Class H	3,584,500	2,065,572

Sinotrans Ltd., Class H	5,874,000	2,867,032

Sunac Services Holdings Ltd.(a)(b)	4,116,000	978,191

TangShan Port Group Co. Ltd., Class A	2,763,200	1,556,593

TBEA Co. Ltd., Class A	1,988,900	4,196,731

Tian Lun Gas Holdings Ltd.	439,000	282,703

Tianqi Lithium Corp., Class A	317,300	2,096,425

Tianqi Lithium Corp., Class H(b)	346,800	1,612,930

Tingyi Cayman Islands Holding Corp.	2,406,000	2,637,656

Tongwei Co. Ltd., Class A	1,291,500	4,423,944

Uni-President China Holdings Ltd.(b)	2,135,000	1,519,456

Western Mining Co. Ltd., Class A	1,450,700	3,854,333

XCMG Construction Machinery Co. Ltd., Class A	1,427,400	1,250,381

Xiamen C & D, Inc., Class A	654,800	925,328

Xiamen ITG Group Corp. Ltd., Class A	471,600	471,574

Xiamen Xiangyu Co. Ltd., Class A	526,100	479,696

Yangtze Optical Fibre & Cable Joint Stock Co. Ltd., Class H(a)(b)	365,500	415,168

YongXing Special Materials Technology Co. Ltd., Class A	190,260	1,250,773

Yunnan Yuntianhua Co. Ltd., Class A	365,500	955,483

Zangge Mining Co. Ltd., Class A	462,400	2,008,081

Zhejiang Expressway Co. Ltd., Class H	4,001,400	2,566,557

See Notes to Financial Statements.

WisdomTree Trust	31

Schedule of Investments (continued)

WisdomTree Emerging Markets High Dividend Fund (DEM)

March 31, 2024

Investments	Shares	Value

Zhejiang Jiahua Energy Chemical Industry Co. Ltd., Class A	219,000	$239,198

Zhejiang Meida Industrial Co. Ltd., Class A	92,900	118,486

Zhejiang Xinan Chemical Industrial Group Co. Ltd., Class A	391,700	435,918

Zhende Medical Co. Ltd., Class A	34,200	95,058

Zhengzhou Coal Mining Machinery Group Co. Ltd., Class H	686,000	823,924

Zoomlion Heavy Industry Science & Technology Co. Ltd., Class H	4,027,000	2,495,506

Total China		592,964,810

Czech Republic – 1.2%

CEZ AS(b)	748,249	26,749,431

Komercni Banka AS	72,392	2,597,244

Moneta Money Bank AS(a)	896,266	3,904,631

Total Czech Republic		33,251,306

Hungary – 0.4%

Magyar Telekom Telecommunications PLC	768,438	1,889,230

MOL Hungarian Oil & Gas PLC	1,102,880	8,947,535

Total Hungary		10,836,765

India – 6.8%

Castrol India Ltd.	957,558	2,134,923

CESC Ltd.	965,481	1,408,240

Coal India Ltd.	8,577,084	44,642,693

Hindustan Zinc Ltd.	1,359,757	4,765,528

Indian Oil Corp. Ltd.	8,974,628	18,050,944

Mindspace Business Parks REIT(a)	379,142	1,570,119

National Aluminium Co. Ltd.	1,972,572	3,607,996

NMDC Ltd.	2,468,757	5,971,904

Oil & Natural Gas Corp. Ltd.	10,812,767	34,751,503

Oil India Ltd.	1,037,216	7,464,871

Oracle Financial Services Software Ltd.	69,505	7,312,057

Petronet LNG Ltd.	1,002,284	3,162,988

Power Grid Corp. of India Ltd.	11,817,143	39,233,439

Redington Ltd.	952,153	2,379,740

Vedanta Ltd.	4,191,459	13,651,987

Total India		190,108,932

Indonesia – 3.4%

ABM Investama Tbk. PT	1,535,100	368,889

Adaro Energy Indonesia Tbk. PT	53,721,800	9,148,462

AKR Corporindo Tbk. PT	14,773,700	1,602,697

Astra Agro Lestari Tbk. PT	149,100	64,887

Astra International Tbk. PT	95,613,500	31,057,050

Bank BTPN Syariah Tbk. PT	5,398,500	461,367

Bank CIMB Niaga Tbk. PT	2,590,800	356,225

Bank Rakyat Indonesia Persero Tbk. PT	80,819,900	30,839,508

Bukit Asam Tbk. PT	17,554,500	3,288,355

Dharma Satya Nusantara Tbk. PT	6,544,000	268,281

Erajaya Swasembada Tbk. PT	16,818,500	456,131

Gudang Garam Tbk. PT	1,275,800	1,601,288

Hanjaya Mandala Sampoerna Tbk. PT	2,753,400	149,349

Impack Pratama Industri Tbk. PT	21,047,700	509,764

Indo Tambangraya Megah Tbk. PT	1,533,500	2,582,431

Perusahaan Gas Negara Tbk. PT	25,336,600	2,173,306

Selamat Sempurna Tbk. PT	3,240,100	402,586

Surya Esa Perkasa Tbk. PT*	18,381,200	782,549

United Tractors Tbk. PT	5,782,500	8,816,899

Total Indonesia		94,930,024

Malaysia – 2.5%

Alliance Bank Malaysia Bhd.	1,467,900	1,144,422

AMMB Holdings Bhd.	1,515,900	1,341,986

Astro Malaysia Holdings Bhd.	3,009,300	193,923

Bermaz Auto Bhd.	2,018,100	1,019,070

British American Tobacco Malaysia Bhd.	198,200	339,197

CIMB Group Holdings Bhd.	8,694,200	12,197,230

Gas Malaysia Bhd.	1,198,600	878,754

HAP Seng Consolidated Bhd.	1,296,800	1,224,740

Heineken Malaysia Bhd.	357,100	1,759,470

Kuala Lumpur Kepong Bhd.	764,100	3,622,735

Malayan Banking Bhd.	10,404,083	21,300,563

Malaysia Building Society Bhd.*	3,867,800	653,759

MISC Bhd.	3,297,000	5,342,910

Petronas Gas Bhd.	1,964,400	7,313,063

RHB Bank Bhd.	3,388,145	4,058,902

Sime Darby Bhd.	2,886,500	1,585,654

TIME dotCom Bhd.	2,949,200	3,227,732

United Plantations Bhd.	717,000	3,632,719

Total Malaysia		70,836,829

Mexico – 4.7%

Banco del Bajio SA(a)	853,409	3,327,020

Bolsa Mexicana de Valores SAB de CV	584,100	1,300,909

Fibra Uno Administracion SA de CV	11,665,503	19,377,294

Grupo Aeroportuario del Centro Norte SAB de CV(b)	914,509	8,990,625

Grupo Financiero Banorte SAB de CV, Class O	4,758,144	50,487,696

Grupo Mexico SAB de CV, Series B(b)	4,569,560	26,977,359

Kimberly-Clark de Mexico SAB de CV, Class A(b)	3,299,930	7,663,290

Megacable Holdings SAB de CV, Series CPO	852,280	2,369,930

Orbia Advance Corp. SAB de CV(b)	2,691,276	5,623,236

Promotora y Operadora de Infraestructura SAB de CV	468,420	4,960,164

Total Mexico		131,077,523

Philippines – 0.5%

Aboitiz Power Corp.	3,943,100	2,490,084

Globe Telecom, Inc.	62,320	1,961,115

Manila Electric Co.	506,130	3,214,238

PLDT, Inc.	172,744	4,209,895

Semirara Mining & Power Corp.	2,712,000	1,683,693

Total Philippines		13,559,025

Poland – 2.1%

Bank Handlowy w Warszawie SA	71,154	1,937,765

Bank Polska Kasa Opieki SA	173,107	7,894,053

See Notes to Financial Statements.

32	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets High Dividend Fund (DEM)

March 31, 2024

Investments	Shares	Value

Orange Polska SA	964,727	$1,960,057

ORLEN SA	2,440,121	39,822,726

Powszechny Zaklad Ubezpieczen SA	635,863	7,782,960

Total Poland		59,397,561

Russia – 0.0%

Evraz PLC*†	2,288,532	0

Magnit PJSC*†	200,620	0

Magnitogorsk Iron & Steel Works PJSC, GDR*†(c)	298,929	0

MMC Norilsk Nickel PJSC*†	148,519	0

MMC Norilsk Nickel PJSC, ADR*†	13	0

Mobile TeleSystems PJSC, ADR*†	1,549,581	0

Novolipetsk Steel PJSC*†	5,213,400	0

PhosAgro PJSC*†	95,795	0

PhosAgro PJSC, GDR*†(c)	1,853	0

Polyus PJSC*†	35,478	0

Polyus PJSC, GDR*†(c)	1	0

Sberbank of Russia PJSC*†	9,700,476	0

Severstal PAO, GDR*†(c)	775,843	0

Tatneft PJSC*†	1,371,750	0

Tatneft PJSC, ADR*†	3,217	0

Total Russia		0

Saudi Arabia – 3.2%

AlSaif Stores for Development & Investment Co.	283,170	857,702

Arabian Cement Co.	119,708	1,013,393

Arabian Centres Co. Ltd.	315,803	2,096,652

Banque Saudi Fransi	457,127	4,643,791

Hail Cement Co.	303,630	914,816

Jarir Marketing Co.	1,050,159	4,060,074

Riyad Bank	953,243	7,472,429

SABIC Agri-Nutrients Co.	590,557	19,052,765

Sahara International Petrochemical Co.	790,788	6,610,106

Saudi Aramco Base Oil Co.	166,157	6,849,186

Saudi Awwal Bank	263,532	2,810,633

Saudi Basic Industries Corp.	1,292,859	26,991,297

Saudi Cement Co.	190,945	2,372,494

Saudi Investment Bank	420,006	1,847,780

United Electronics Co.	60,829	1,540,796

Yanbu Cement Co.	143,529	1,134,685

Total Saudi Arabia		90,268,599

South Africa – 4.8%

Absa Group Ltd.	762,886	5,967,724

AECI Ltd.	173,254	850,247

Anglo American Platinum Ltd.(b)	106,368	4,316,734

AVI Ltd.	902,377	4,353,140

Barloworld Ltd.	365,888	1,179,034

FirstRand Ltd.(b)	4,440,859	14,476,690

Hyprop Investments Ltd.	790,846	1,226,597

Investec Ltd.	250,539	1,652,906

Kumba Iron Ore Ltd.(b)	147,339	3,596,826

Momentum Metropolitan Holdings	1,299,684	1,394,657

Motus Holdings Ltd.(b)	441,684	2,040,452

Mr. Price Group Ltd.	510,876	4,689,173

Nedbank Group Ltd.	629,108	7,596,970

Northam Platinum Holdings Ltd.	759,621	4,530,147

Old Mutual Ltd.	5,371,385	3,332,961

Omnia Holdings Ltd.	371,578	1,158,321

Redefine Properties Ltd.	26,815,831	5,593,638

Resilient REIT Ltd.	420,094	1,029,146

Reunert Ltd.	324,563	1,131,225

Sanlam Ltd.(b)	2,134,947	7,823,300

Sappi Ltd.	1,102,980	2,929,242

Sasol Ltd.(b)	1,210,950	9,361,461

Standard Bank Group Ltd.	2,098,753	20,530,623

Sun International Ltd.(b)	688,529	1,310,791

Thungela Resources Ltd.	457,264	2,943,103

Tiger Brands Ltd.	228,334	2,418,722

Truworths International Ltd.(b)	1,658,691	6,686,006

Vodacom Group Ltd.	950,896	4,948,752

Woolworths Holdings Ltd.(b)	2,106,088	6,585,331

Total South Africa		135,653,919

South Korea – 4.2%

BNK Financial Group, Inc.	422,976	2,441,243

Cheil Worldwide, Inc.	222,133	3,098,724

DB Insurance Co. Ltd.	57,483	4,043,558

DGB Financial Group, Inc.	242,361	1,539,229

GS Holdings Corp.	144,930	5,194,334

Hana Financial Group, Inc.	384,418	16,476,077

HD Hyundai Co. Ltd.	101,925	5,443,571

Hite Jinro Co. Ltd.	103,131	1,562,765

Hyundai Marine & Fire Insurance Co. Ltd.	58,184	1,318,189

Industrial Bank of Korea	452,448	4,537,083

JB Financial Group Co. Ltd.	222,323	2,179,880

KB Financial Group, Inc.	250,532	12,933,685

KCC Glass Corp.	5,260	158,630

Korean Reinsurance Co.	201,117	1,239,941

KT Corp.	144,761	4,053,846

KT&G Corp.	230,519	16,010,048

Lotte Corp.	98,070	1,977,790

LOTTE Fine Chemical Co. Ltd.	39,608	1,378,373

LX Semicon Co. Ltd.	17,346	1,023,044

Samsung Fire & Marine Insurance Co. Ltd.	29,855	6,785,983

Samsung Securities Co. Ltd.	86,812	2,585,821

SeAH Besteel Holdings Corp.	23,747	402,178

Shinhan Financial Group Co. Ltd.	332,240	11,352,305

SK Discovery Co. Ltd.	25,243	828,777

Woori Financial Group, Inc.	898,944	9,562,026

Total South Korea		118,127,100

Taiwan – 25.6%

Acer, Inc.(b)	3,795,000	5,549,581

Advanced Power Electronics Corp.(b)	175,000	475,729

Alltek Technology Corp.(b)	608,000	687,725

AMPOC Far-East Co. Ltd.	171,000	476,076

Apacer Technology, Inc.	159,000	347,774

ASE Technology Holding Co. Ltd.	12,282,000	61,787,055

See Notes to Financial Statements.

WisdomTree Trust	33

Schedule of Investments (continued)

WisdomTree Emerging Markets High Dividend Fund (DEM)

March 31, 2024

Investments	Shares	Value

Asia Cement Corp.(b)	4,423,000	$5,707,810

BenQ Materials Corp.(b)	419,000	443,830

BES Engineering Corp.	3,330,000	1,472,323

Chang Wah Electromaterials, Inc.	807,000	1,011,161

Cheng Uei Precision Industry Co. Ltd.	604,000	875,704

Chicony Electronics Co. Ltd.(b)	1,927,386	13,369,778

Chicony Power Technology Co. Ltd.*	435,000	2,317,481

Chinese Maritime Transport Ltd.(b)	123,000	169,491

ChipMOS Technologies, Inc.(b)	1,398,000	2,184,136

Chong Hong Construction Co. Ltd.	350,000	966,769

Cleanaway Co. Ltd.(b)	248,000	1,379,349

Compeq Manufacturing Co. Ltd.(b)	1,651,000	4,147,684

Continental Holdings Corp.	1,136,000	1,084,406

CTCI Corp.	1,165,000	1,725,468

DA CIN Construction Co. Ltd.(b)	1,056,000	1,884,094

Darfon Electronics Corp.	415,000	807,865

Ennoconn Corp.(b)	142,000	1,663,881

Far Eastern Department Stores Ltd.	1,658,000	1,533,482

Far Eastern New Century Corp.(b)	5,592,000	5,809,802

Farglory Land Development Co. Ltd.	826,000	1,476,314

Feng Hsin Steel Co. Ltd.*	1,177,000	2,611,183

FLEXium Interconnect, Inc.(b)	581,000	1,655,669

Flytech Technology Co. Ltd.	454,000	1,106,504

Formosa Advanced Technologies Co. Ltd.	454,000	520,624

Formosa International Hotels Corp.(b)	126,000	883,872

Formosa Plastics Corp.(b)	7,790,000	16,771,009

Formosa Sumco Technology Corp.(b)	99,000	515,053

Foxsemicon Integrated Technology, Inc.(b)	281,000	2,607,746

Fu Hua Innovation Co. Ltd.(b)	1,323,000	1,165,766

Fusheng Precision Co. Ltd.	538,000	3,933,695

G Shank Enterprise Co. Ltd.	375,573	849,641

Gemtek Technology Corp.(b)	758,000	807,655

Getac Holdings Corp.(b)	856,000	3,410,252

Global Brands Manufacture Ltd.	431,000	979,071

Global Mixed Mode Technology, Inc.	151,000	1,257,409

Goldsun Building Materials Co. Ltd.(b)	2,384,000	2,823,241

Greatek Electronics, Inc.	834,000	1,607,880

Holtek Semiconductor, Inc.(b)	206,000	346,943

Holy Stone Enterprise Co. Ltd.	361,200	1,089,125

Hon Hai Precision Industry Co. Ltd.	18,289,000	85,720,312

Hong TAI Electric Industrial	241,000	233,067

Huaku Development Co. Ltd.	572,000	2,216,258

Kindom Development Co. Ltd.	1,331,000	1,738,429

King Yuan Electronics Co. Ltd.(b)	2,306,000	7,601,762

KMC Kuei Meng International, Inc.	62,000	273,158

Kung Long Batteries Industrial Co. Ltd.	152,000	662,553

Lite-On Technology Corp., ADR(b)	4,208,000	13,280,047

Machvision, Inc.(b)	72,000	923,524

Macronix International Co. Ltd.(b)	3,712,000	3,096,861

MediaTek, Inc.	4,660,000	174,002,843

Nan Ya Plastics Corp.(b)	7,985,000	13,972,222

Nan Ya Printed Circuit Board Corp.(b)	456,000	2,856,813

Nichidenbo Corp.	617,000	1,150,965

Novatek Microelectronics Corp.(b)	1,459,000	27,535,613

Nuvoton Technology Corp.(b)	317,000	1,213,383

Pan Jit International, Inc.(b)	508,000	903,189

Pegatron Corp.(b)	3,212,000	10,237,130

Posiflex Technology, Inc.(b)	191,000	701,251

Pou Chen Corp.	3,559,000	4,020,118

Powertech Technology, Inc.	1,498,000	9,384,880

Primax Electronics Ltd.	1,150,000	3,007,640

Promate Electronic Co. Ltd.(b)	628,000	1,720,924

Qisda Corp.(b)	3,343,000	4,664,020

Realtek Semiconductor Corp.	964,000	16,868,155

Sampo Corp.	353,000	326,489

Sesoda Corp.(b)	714,000	689,381

Shih Wei Navigation Co. Ltd.(b)	799,000	460,623

Shin Zu Shing Co. Ltd.(b)	455,000	2,637,290

Shinkong Insurance Co. Ltd.	174,000	462,681

Sigurd Microelectronics Corp.(b)	1,411,000	3,130,314

Sinon Corp.(b)	1,110,000	1,342,259

Sitronix Technology Corp.(b)	289,000	2,632,321

Sonix Technology Co. Ltd.	309,000	509,794

Sunrex Technology Corp.	387,000	764,241

Supreme Electronics Co. Ltd.(b)	1,053,299	2,395,993

Swancor Holding Co. Ltd.(b)	197,000	790,992

Synnex Technology International Corp.	3,112,000	7,672,186

Systex Corp.	356,000	1,318,168

TA Chen Stainless Pipe(b)	3,154,000	3,597,138

Taiwan Hon Chuan Enterprise Co. Ltd.(b)	513,000	2,308,248

Taiwan Mobile Co. Ltd.(b)	3,876,000	12,474,511

Taiwan Navigation Co. Ltd.	773,000	830,884

Taiwan Paiho Ltd.(b)	522,000	937,866

Taiwan PCB Techvest Co. Ltd.	848,000	1,160,573

Taiwan Secom Co. Ltd.	513,000	1,955,599

Taiwan Surface Mounting Technology Corp.	508,000	1,722,249

Test Research, Inc.	484,000	1,323,293

Thye Ming Industrial Co. Ltd.	344,000	798,638

Ton Yi Industrial Corp.(b)	1,503,000	671,580

Topco Scientific Co. Ltd.	470,813	3,221,774

Topkey Corp.(b)	207,000	1,245,098

Transcend Information, Inc.	378,000	1,052,379

TSRC Corp.	438,000	316,831

Tung Ho Steel Enterprise Corp.	1,282,000	2,768,016

TXC Corp.	988,000	3,488,493

U-Ming Marine Transport Corp.	829,000	1,372,881

Uni-President Enterprises Corp.	6,656,000	16,118,237

Unimicron Technology Corp.(b)	1,793,000	10,700,798

United Integrated Services Co. Ltd.(b)	488,000	5,992,595

United Microelectronics Corp.(b)	28,079,000	45,798,860

Universal Cement Corp.	1,267,020	1,251,045

Wah Lee Industrial Corp.	303,000	1,069,852

Walsin Lihwa Corp.(b)	4,463,000	5,236,479

Weikeng Industrial Co. Ltd.	751,000	742,705

WPG Holdings Ltd.	3,021,280	9,053,408

Yankey Engineering Co. Ltd.(b)	142,000	1,714,906

Yem Chio Co. Ltd.	866,000	504,660

Zenitron Corp.	588,000	649,485

See Notes to Financial Statements.

34	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets High Dividend Fund (DEM)

March 31, 2024

Investments	Shares	Value

Zero One Technology Co. Ltd.(b)	448,000	$1,005,090

Total Taiwan		718,499,126

Thailand – 2.8%

AAPICO Hitech PCL, NVDR(b)	458,400	265,084

AP Thailand PCL, NVDR	2,436,300	721,125

Banpu PCL, NVDR(b)	12,893,900	1,961,251

Banpu Power PCL, NVDR(b)	1,383,600	568,797

Don Muang Tollway PCL, NVDR	2,152,300	713,747

Electricity Generating PCL, NVDR(b)	619,200	1,934,602

Indorama Ventures PCL, NVDR(b)	3,444,900	2,237,592

Land & Houses PCL, NVDR(b)	10,707,100	2,171,498

Major Cineplex Group PCL, NVDR(b)	747,500	295,005

MBK PCL, NVDR	1,150,200	561,112

MC Group PCL, NVDR(b)	1,142,900	413,464

Northeast Rubber PCL, NVDR	795,425	129,710

One Enterprise Public Co. Ltd., NVDR	3,367,000	439,244

Osotspa PCL, NVDR(b)	3,183,100	1,770,933

Prima Marine PCL, NVDR	2,372,000	497,315

PTT Exploration & Production PCL, NVDR(b)	3,595,100	15,075,034

PTT PCL, NVDR(b)	21,342,100	19,887,123

Quality Houses PCL, NVDR	12,087,900	728,835

Sabina PCL, NVDR(b)	380,100	260,432

Sansiri PCL, NVDR	24,343,000	1,140,844

SC Asset Corp. PCL, NVDR	5,387,600	540,421

SCB X PCL, NVDR	3,982,800	12,443,692

Somboon Advance Technology PCL, NVDR(b)	339,500	154,456

Thai Oil PCL, NVDR	1,332,600	2,173,065

Thai Union Group PCL, NVDR(b)	3,972,100	1,578,498

Thai Vegetable Oil PCL, NVDR	911,315	472,048

Thanachart Capital PCL, NVDR	1,244,500	1,748,013

Tipco Asphalt PCL, NVDR	2,693,700	1,173,822

TMBThanachart Bank PCL, NVDR(b)	61,895,900	3,087,373

Triple i Logistics PCL, NVDR(b)	1,003,100	240,551

TTW PCL, NVDR(b)	6,693,177	1,660,110

Total Thailand		77,044,796

Turkey – 1.0%

Akbank TAS	2,281,611	3,299,139

Dogus Otomotiv Servis ve Ticaret AS	142,108	1,383,655

Turkiye Petrol Rafinerileri AS	3,739,407	20,458,551

Yapi ve Kredi Bankasi AS*	2,012,791	1,700,968

Total Turkey		26,842,313
TOTAL COMMON STOCKS (Cost: $2,492,598,501)		2,801,420,688

EXCHANGE-TRADED FUND – 0.0%

United States – 0.0%

WisdomTree Global High Dividend Fund(d) (Cost: $897,319)	19,303	981,756

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%

United States – 1.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(e)

(Cost: $30,350,984)	30,350,984	30,350,984

TOTAL INVESTMENTS IN SECURITIES – 101.0% (Cost: $2,523,846,804)		2,832,753,428

Other Assets less Liabilities – (1.0)%		(28,704,712)

NET ASSETS – 100.0%		$2,804,048,716
*	Non-income producing security.

†

This security is being fair valued using significant unobservable inputs (i.e., Level 3 on the fair value hierarchy) by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust. The aggregate value of Level 3 fair valued securities is $0, which represents 0.0% of net assets.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $243,668,369 and the total market value of the collateral held by the Fund was $258,712,718. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $228,361,734.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(e)	Rate shown represents annualized 7-day yield as of March 31, 2024.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2024 were as follows:

Affiliate	Value at 3/31/2023	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2024	Dividend Income
WisdomTree Global High Dividend Fund	$2,263,456	$6,228,051	$7,568,185	$(100,985)	$159,419	$981,756	$144,788

See Notes to Financial Statements.

WisdomTree Trust	35

Schedule of Investments (concluded)

WisdomTree Emerging Markets High Dividend Fund (DEM)

March 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust	4/1/2024	2,278,994	PHP	40,465	USD	$76	$—
State Street Bank and Trust	4/1/2024	194,502	USD	970,000	BRL	717	—
State Street Bank and Trust	4/2/2024	952,078	USD	4,500,000	MYR	1,307	—
						$2,100	$—

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
Russia	$—	$—	$0	*	$0
Other	2,801,420,688	—	—		2,801,420,688
Exchange-Traded Fund	981,756	—	—		981,756
Investment of Cash Collateral for Securities Loaned	—	30,350,984	—		30,350,984
Total Investments in Securities	$2,802,402,444	$30,350,984	$0		$2,832,753,428
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$2,100	$—		$2,100
Total – Net	$2,802,402,444	$30,353,084	$0		$2,832,755,528
*

Fair valuations using significant unobservable inputs were determined by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust.

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

36	WisdomTree Trust

Schedule of Investments

WisdomTree Emerging Markets Multifactor Fund (EMMF)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 98.7%

Brazil – 5.7%

Ambev SA	17,500	$43,667

Banco do Brasil SA	4,320	48,865

BB Seguridade Participacoes SA	4,959	32,218

CCR SA	33,743	93,162

Cia de Saneamento Basico do Estado de Sao Paulo SABESP	3,199	54,131

CPFL Energia SA	8,201	57,032

Energisa SA	10,554	100,932

Engie Brasil Energia SA	16,645	133,877

Hypera SA	10,137	66,688

Suzano SA	12,170	155,555

Telefonica Brasil SA	5,180	52,363

TIM SA	61,156	217,474

TOTVS SA	17,199	97,513

Ultrapar Participacoes SA	13,392	76,170

Vibra Energia SA	11,815	59,033

WEG SA	7,767	59,274

Total Brazil		1,347,954

Chile – 0.4%

Cencosud SA	21,383	37,061

Enel Chile SA	656,072	39,397

Latam Airlines Group SA*	2,153,365	26,806

Total Chile		103,264

China – 9.5%

3SBio, Inc.(a)	168,000	128,365

Anhui Gujing Distillery Co. Ltd., Class B	16,500	233,550

China Medical System Holdings Ltd.	163,000	171,196

China Resources Power Holdings Co. Ltd.	124,000	289,306

People’s Insurance Co. Group of China Ltd., Class H	882,000	281,737

PICC Property & Casualty Co. Ltd., Class H	216,000	284,819

Sany Heavy Equipment International Holdings Co. Ltd.	123,000	79,051

Sinopharm Group Co. Ltd., Class H	93,600	239,787

Want Want China Holdings Ltd.	607,000	358,316

Zhejiang Expressway Co. Ltd., Class H	240,000	153,940

Total China		2,220,067

Czech Republic – 0.3%
CEZ AS	1,988	71,070

Hungary – 0.5%
MOL Hungarian Oil & Gas PLC	15,562	126,253

India – 24.9%

ABB India Ltd.	1,540	117,451

Adani Power Ltd.*	2,693	17,236

Ashok Leyland Ltd.	24,725	50,768

Asian Paints Ltd.	2,170	74,068

Aurobindo Pharma Ltd.	7,094	92,606

Bajaj Auto Ltd.	1,674	183,616

Bank of Baroda	22,451	71,079

Bharat Electronics Ltd.	45,398	109,681

Bharat Petroleum Corp. Ltd.	18,160	131,166

Britannia Industries Ltd.	450	26,499

CG Power & Industrial Solutions Ltd.	12,757	82,735

Cipla Ltd.	7,565	135,780

Coal India Ltd.	30,454	158,509

Colgate-Palmolive India Ltd.	3,815	123,977

Cummins India Ltd.	539	19,428

Dr. Reddy’s Laboratories Ltd.	1,445	106,689

Eicher Motors Ltd.	1,769	85,251

GAIL India Ltd.	24,779	53,790

Grasim Industries Ltd.	5,322	145,955

HCL Technologies Ltd.	8,853	163,845

HDFC Asset Management Co. Ltd.(a)	786	35,379

Hero MotoCorp Ltd.	2,541	143,873

Hindustan Aeronautics Ltd.(b)	448	17,871

Hindustan Petroleum Corp. Ltd.	13,441	76,655

Hindustan Unilever Ltd.	2,233	60,625

ICICI Lombard General Insurance Co. Ltd.(a)	3,658	73,882

Indian Hotels Co. Ltd.	24,235	171,776

Indian Oil Corp. Ltd.	82,134	165,199

Indraprastha Gas Ltd.	9,483	48,983

IndusInd Bank Ltd.	1,992	37,092

Infosys Ltd.	4,889	87,815

InterGlobe Aviation Ltd.*(a)	829	35,273

ITC Ltd.	7,347	37,734

Kotak Mahindra Bank Ltd.	394	8,435

Larsen & Toubro Ltd.	1,129	50,951

LTIMindtree Ltd.(a)	1,155	68,390

Lupin Ltd.	1,595	30,920

Mahindra & Mahindra Ltd.	7,277	167,641

Maruti Suzuki India Ltd.	1,126	170,115

MRF Ltd.	59	94,360

Nestle India Ltd.	2,068	65,022

NTPC Ltd.	39,777	160,153

Oil & Natural Gas Corp. Ltd.	51,530	165,614

Persistent Systems Ltd.	1,898	90,677

Petronet LNG Ltd.	36,766	116,025

PI Industries Ltd.	642	29,771

Pidilite Industries Ltd.	1,347	48,689

Power Grid Corp. of India Ltd.	52,358	173,831

SBI Cards & Payment Services Ltd.	5,578	45,649

Siemens Ltd.	2,009	129,450

State Bank of India	11,004	99,264

Sun Pharmaceutical Industries Ltd.	7,646	148,565

Tata Consultancy Services Ltd.	2,845	132,227

Tata Elxsi Ltd.	1,279	119,387

Tata Motors Ltd.	12,140	144,511

Torrent Pharmaceuticals Ltd.	3,702	115,433

Trent Ltd.	2,045	96,804

TVS Motor Co. Ltd.	6,962	179,625

Varun Beverages Ltd.	3,701	62,063

Vedanta Ltd.	17,971	58,533

Wipro Ltd.	25,305	145,666

Total India		5,860,057

See Notes to Financial Statements.

WisdomTree Trust	37

Schedule of Investments (continued)

WisdomTree Emerging Markets Multifactor Fund (EMMF)

March 31, 2024

Investments	Shares	Value

Indonesia – 4.5%

Adaro Energy Indonesia Tbk. PT	615,200	$104,764

Astra International Tbk. PT	238,000	77,307

Bank Central Asia Tbk. PT	255,900	162,611

Bank Negara Indonesia Persero Tbk. PT	213,100	79,299

Indah Kiat Pulp & Paper Tbk. PT	296,200	178,878

Indofood CBP Sukses Makmur Tbk. PT	148,900	108,940

Indofood Sukses Makmur Tbk. PT	185,200	74,465

Telkom Indonesia Persero Tbk. PT	647,800	141,777

Unilever Indonesia Tbk. PT	277,300	47,222

United Tractors Tbk. PT	58,000	88,436

Total Indonesia		1,063,699

Malaysia – 3.4%

AMMB Holdings Bhd.	25,400	22,486

CIMB Group Holdings Bhd.	97,200	136,363

Genting Malaysia Bhd.	182,000	104,593

IHH Healthcare Bhd.	18,800	24,031

Malaysia Airports Holdings Bhd.	26,700	56,187

MISC Bhd.	62,600	101,446

Nestle Malaysia Bhd.	3,800	94,900

Petronas Gas Bhd.	17,400	64,777

Sime Darby Bhd.	160,200	88,003

Telekom Malaysia Bhd.	73,900	94,307

Total Malaysia		787,093

Mexico – 4.2%

Alfa SAB de CV, Class A	69,319	51,588

America Movil SAB de CV	184,179	172,636

Arca Continental SAB de CV	3,934	42,945

Coca-Cola Femsa SAB de CV	11,763	113,499

Fibra Uno Administracion SA de CV	11,700	19,435

Fomento Economico Mexicano SAB de CV	3,075	39,893

Gruma SAB de CV, Class B	2,780	51,961

Grupo Bimbo SAB de CV, Series A	25,038	118,202

Grupo Financiero Inbursa SAB de CV, Class O*	53,407	164,285

Kimberly-Clark de Mexico SAB de CV, Class A	32,000	74,312

Wal-Mart de Mexico SAB de CV	35,700	143,902

Total Mexico		992,658

Philippines – 2.5%

Bank of the Philippine Islands	34,308	72,076

BDO Unibank, Inc.	30,980	85,145

International Container Terminal Services, Inc.	16,840	95,262

Jollibee Foods Corp.	31,430	141,230

Manila Electric Co.	4,170	26,482

Metropolitan Bank & Trust Co.	98,710	114,399

SM Investments Corp.	2,350	40,633

Total Philippines		575,227

Poland – 1.2%

Budimex SA	126	22,118

Dino Polska SA*(a)	442	42,973

ORLEN SA	3,889	63,468

PGE Polska Grupa Energetyczna SA*	1,284	2,319

Powszechna Kasa Oszczednosci Bank Polski SA	3,768	56,070

Powszechny Zaklad Ubezpieczen SA	1,843	22,558

Santander Bank Polska SA	505	72,120

Total Poland		281,626

Russia – 0.0%

LUKOIL PJSC*†	67	0

LUKOIL PJSC, ADR*†	46	0

Magnit PJSC*†	32	0

MMC Norilsk Nickel PJSC*†	29	0

MMC Norilsk Nickel PJSC, ADR*†	11	0

Mobile TeleSystems PJSC, ADR*†	1,696	0

Novolipetsk Steel PJSC*†	3,110	0

PhosAgro PJSC*†	178	0

PhosAgro PJSC, GDR*†(b)	4	0

Polyus PJSC*†	59	0

Rosneft Oil Co. PJSC*†	1,588	0

Sberbank of Russia PJSC, ADR*†	639	0

Severstal PAO, GDR*†(b)	475	0

VTB Bank PJSC*†	16,536,000	0

X5 Retail Group NV, GDR*†(b)	223	0

Total Russia		0

South Africa – 2.8%

Absa Group Ltd.	8,531	66,734

Bid Corp. Ltd.	792	19,315

Bidvest Group Ltd.(c)	7,392	94,667

Clicks Group Ltd.	6,365	99,531

Harmony Gold Mining Co. Ltd.	4,412	36,815

MTN Group Ltd.(c)	3,378	16,722

OUTsurance Group Ltd.	44,863	99,505

Sasol Ltd.	12,599	97,399

Standard Bank Group Ltd.	12,762	124,841

Total South Africa		655,529

South Korea – 15.2%

DB Insurance Co. Ltd.	2,689	189,154

Doosan Bobcat, Inc.	5,033	199,264

GS Holdings Corp.	4,318	154,758

Hankook Tire & Technology Co. Ltd.	4,762	191,718

Hanwha Aerospace Co. Ltd.	783	118,940

Hyundai Glovis Co. Ltd.	1,050	135,788

Hyundai Motor Co.	1,261	218,246

Krafton, Inc.*	823	150,998

KT Corp.	5,836	163,430

LG Uplus Corp.	28,008	207,420

Meritz Financial Group, Inc.	5,024	304,892

Orion Corp.	1,968	133,027

Samsung Electronics Co. Ltd.	9,371	573,571

Samsung Engineering Co. Ltd.*	6,419	119,202

Samsung Fire & Marine Insurance Co. Ltd.	658	149,562

Samsung Life Insurance Co. Ltd.	1,996	136,847

Samsung SDS Co. Ltd.	1,893	229,902

SK Telecom Co. Ltd.	4,813	187,694

Total South Korea		3,564,413

See Notes to Financial Statements.

38	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Multifactor Fund (EMMF)

March 31, 2024

Investments	Shares	Value

Taiwan – 19.5%

Accton Technology Corp.	5,000	$72,336

ASE Technology Holding Co. Ltd.	36,000	181,105

Cheng Shin Rubber Industry Co. Ltd.	69,000	107,801

Compal Electronics, Inc.	146,000	165,145

Eva Airways Corp.	31,000	30,948

Globalwafers Co. Ltd.	4,000	72,492

Hon Hai Precision Industry Co. Ltd.	37,000	173,419

Lite-On Technology Corp., ADR	82,000	258,784

MediaTek, Inc.	3,000	112,019

Novatek Microelectronics Corp.	9,000	169,856

Pegatron Corp.	46,000	146,609

Pou Chen Corp.	116,000	131,029

President Chain Store Corp.	13,000	108,254

Quanta Computer, Inc.	39,000	357,664

Realtek Semiconductor Corp.	5,000	87,490

Synnex Technology International Corp.	59,000	145,456

Taiwan Semiconductor Manufacturing Co. Ltd.	74,500	1,813,411

Wistron Corp.	10,000	39,058

Wiwynn Corp.	4,500	319,184

WPG Holdings Ltd.	33,000	98,886

Total Taiwan		4,590,946

Thailand – 0.5%

Bangkok Dusit Medical Services PCL, NVDR	50,700	39,601

Bumrungrad Hospital PCL, NVDR	3,500	21,487

Krung Thai Bank PCL, NVDR	100,700	46,917

Total Thailand		108,005

Turkey – 3.6%

Akbank TAS	105,052	151,902

Ford Otomotiv Sanayi AS	3,109	108,784

Haci Omer Sabanci Holding AS	31,373	80,003

KOC Holding AS*	16,244	100,019

Pegasus Hava Tasimaciligi AS*	2,065	51,893

Turk Hava Yollari AO*	7,567	69,643

Turkiye Is Bankasi AS, Class C	486,430	171,255

Turkiye Sise ve Cam Fabrikalari AS	56,848	81,252

Yapi ve Kredi Bankasi AS*	33,190	28,048

Total Turkey		842,799
TOTAL COMMON STOCKS (Cost: $21,480,790)		23,190,660

PREFERRED STOCKS – 1.1%

Brazil – 1.1%

Banco Bradesco SA	841	2,396

Cia Energetica de Minas Gerais	26,646	66,860

Companhia Paranaense de Energia	17,548	33,725

Itau Unibanco Holding SA	10,223	70,746
Petroleo Brasileiro SA	12,235	91,319
TOTAL PREFERRED STOCKS (Cost: $265,011)		265,046

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%

United States – 0.0%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(d)
(Cost: $8,195)	8,195	8,195

TOTAL INVESTMENTS IN SECURITIES – 99.8% (Cost: $21,753,996)		23,463,901

Other Assets less Liabilities – 0.2%		35,964

NET ASSETS – 100.0%		$23,499,865
*	Non-income producing security.

†

This security is being fair valued using significant unobservable inputs (i.e., Level 3 on the fair value hierarchy) by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust. The aggregate value of Level 3 fair valued securities is $0, which represents 0.0% of net assets.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(c)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $83,527 and the total market value of the collateral held by the Fund was $88,002. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $79,807.

(d)	Rate shown represents annualized 7-day yield as of March 31, 2024.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America NA	4/1/2024	314,188	TWD	9,818	USD	$—	$(1)
Bank of America NA	4/2/2024	3,911,617,680	KRW	2,905,026	USD	539	—
Bank of America NA	4/2/2024	2,665,312,566	KRW	1,978,115	USD	1,690	—
Bank of America NA	4/2/2024	1,999,784	USD	2,665,312,566	KRW	19,979	—
Bank of America NA	4/2/2024	2,903,086	USD	3,911,617,680	KRW	—	(2,480)
Bank of America NA	4/3/2024	15,819,698,877	IDR	996,516	USD	1,228	—
Bank of America NA	4/3/2024	106,512	USD	103,689,923	CLP	801	—

See Notes to Financial Statements.

WisdomTree Trust	39

Schedule of Investments (continued)

WisdomTree Emerging Markets Multifactor Fund (EMMF)

March 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America NA	4/3/2024	1,005,894	USD	15,819,698,877	IDR	$8,150	$—
Bank of America NA	4/3/2024	649,720	USD	11,149,953	MXN	—	(20,979)
Bank of America NA	4/4/2024	542,372	CZK	23,106	USD	59	—
Bank of America NA	4/4/2024	23,106	USD	539,768	CZK	52	—
Bank of America NA	5/6/2024	58,464	USD	1,372,669	CZK	—	(152)
Bank of America NA	5/6/2024	1,077,731	USD	17,128,385,437	IDR	—	(1,505)
Bank of America NA	5/7/2024	2,977,529	USD	4,001,948,519	KRW	—	(890)
Citibank NA	4/2/2024	17,238,704	CNY	2,434,845	USD	—	(49,674)
Citibank NA	4/2/2024	1,246,305,114	KRW	924,970	USD	790	—
Citibank NA	4/2/2024	144,534,909	TWD	4,517,139	USD	—	(917)
Citibank NA	4/2/2024	2,429,698	USD	17,238,704	CNY	44,527	—
Citibank NA	4/2/2024	953,015	USD	1,246,305,114	KRW	27,254	—
Citibank NA	4/2/2024	549,383	USD	30,845,100	PHP	684	—
Citibank NA	4/2/2024	4,564,500	USD	144,534,909	TWD	48,279	—
Citibank NA	4/3/2024	103,689,923	CLP	105,639	USD	73	—
Citibank NA	4/4/2024	5,257,425	USD	436,434,631	INR	24,687	—
Citibank NA	5/6/2024	84,139	USD	82,678,614	CLP	—	(65)
Citibank NA	5/8/2024	2,397,884	USD	16,933,858	CNY	46,520	—
Goldman Sachs	4/2/2024	640,495	MYR	137,151	USD	—	(1,826)
Goldman Sachs	4/2/2024	3,073,125	MYR	647,655	USD	1,642	—
Goldman Sachs	4/2/2024	135,363	USD	640,495	MYR	37	—
Goldman Sachs	4/2/2024	649,476	USD	3,073,125	MYR	178	—
Goldman Sachs	4/3/2024	10,762,956	MXN	649,720	USD	—	(2,299)
Goldman Sachs	4/3/2024	1,377,614	USD	6,893,579	BRL	580	—
Goldman Sachs	4/4/2024	25,580,588	HUF	69,946	USD	161	—
Goldman Sachs	5/6/2024	83,376	USD	30,558,296	HUF	—	(192)
Goldman Sachs	5/6/2024	654,426	USD	10,897,243	MXN	2,277	—
Goldman Sachs	5/6/2024	633,972	USD	3,007,878	MYR	—	(2,981)
HSBC Holdings PLC	4/2/2024	15,614,085	CNY	2,200,717	USD	—	(40,330)
HSBC Holdings PLC	4/2/2024	1,624,619	CNY	228,981	USD	—	(4,196)
HSBC Holdings PLC	4/2/2024	30,845,100	PHP	548,455	USD	244	—
HSBC Holdings PLC	4/2/2024	7,446,870	THB	209,848	USD	—	(5,755)
HSBC Holdings PLC	4/2/2024	4,553,581	THB	125,176	USD	—	(377)
HSBC Holdings PLC	4/2/2024	1,849,524	TWD	58,958	USD	—	(1,167)
HSBC Holdings PLC	4/2/2024	2,195,456	USD	15,614,085	CNY	35,070	—
HSBC Holdings PLC	4/2/2024	229,158	USD	1,624,619	CNY	4,374	—
HSBC Holdings PLC	4/2/2024	57,803	USD	1,849,524	TWD	12	—
HSBC Holdings PLC	4/3/2024	29,900	HKD	3,821	USD	—	—
HSBC Holdings PLC	4/4/2024	23,127,000	INR	279,295	USD	—	(2,008)
HSBC Holdings PLC	4/4/2024	413,307,631	INR	4,956,678	USD	—	(1,227)
HSBC Holdings PLC	4/4/2024	69,946	USD	25,411,780	HUF	302	—
HSBC Holdings PLC	4/4/2024	564,184	USD	10,858,475	ZAR	—	(9,195)
HSBC Holdings PLC	5/3/2024	481,990	USD	27,114,844	PHP	—	(103)
HSBC Holdings PLC	5/6/2024	4,776,667	USD	398,655,864	INR	1,059	—
HSBC Holdings PLC	5/7/2024	89,583	USD	3,252,561	THB	190	—
Merrill Lynch International	4/1/2024	89,544	MYR	18,945	USD	—	(26)
Morgan Stanley & Co. International	4/2/2024	3,713,620	MYR	784,838	USD	—	(216)
Morgan Stanley & Co. International	4/2/2024	778,782	USD	3,713,620	MYR	—	(5,841)
Morgan Stanley & Co. International	4/3/2024	6,893,579	BRL	1,382,864	USD	—	(5,831)
Morgan Stanley & Co. International	4/3/2024	386,200	MXN	23,246	USD	—	(11)
Morgan Stanley & Co. International	4/3/2024	1,063,661	PLN	265,794	USD	938	—
Morgan Stanley & Co. International	4/4/2024	112,200	ZAR	5,927	USD	—	(2)
Morgan Stanley & Co. International	4/4/2024	10,706,317	ZAR	564,184	USD	1,160	—
Morgan Stanley & Co. International	5/6/2024	1,082,136	USD	5,409,059	BRL	5,108	—
Morgan Stanley & Co. International	5/6/2024	541,770	USD	10,307,192	ZAR	—	(1,105)

See Notes to Financial Statements.

40	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Emerging Markets Multifactor Fund (EMMF)

March 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Morgan Stanley & Co. International	5/7/2024	182,484	USD	730,487	PLN	$—	$(648)
UBS AG	4/1/2024	136,000	TRY	4,192	USD	11	—
UBS AG	4/2/2024	16,895,518	TRY	520,709	USD	1,531	—
UBS AG	4/2/2024	142,685,385	TWD	4,458,514	USD	—	(84)
UBS AG	4/2/2024	334,113	USD	12,000,451	THB	5,221	—
UBS AG	4/2/2024	520,709	USD	16,849,964	TRY	—	(123)
UBS AG	4/2/2024	4,459,336	USD	142,685,385	TWD	906	—
UBS AG	4/3/2024	265,794	USD	1,059,178	PLN	186	—
UBS AG	5/6/2024	553,745	USD	18,695,203	TRY	—	(415)
UBS AG	5/6/2024	4,574,889	USD	146,295,357	TWD	—	(14,625)
						$286,499	$(177,246)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
Russia	$—	$—	$0	*	$0
Other	23,190,660	—	—		23,190,660
Preferred Stocks	265,046	—	—		265,046
Investment of Cash Collateral for Securities Loaned	—	8,195	—		8,195
Total Investments in Securities	$23,455,706	$8,195	$0		$23,463,901
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$286,499	$—		$286,499
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(177,246)	$—		$(177,246)
Total – Net	$23,455,706	$117,448	$0		$23,573,154
*

Fair valuations using significant unobservable inputs were determined by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust.

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	41

Schedule of Investments

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 97.7%

Brazil – 5.0%

Ambev SA	129,284	$322,593

Banco do Brasil SA	29,690	335,837

BB Seguridade Participacoes SA	44,196	287,132

CCR SA	164,221	453,404

Cia de Saneamento Basico do Estado de Sao Paulo SABESP	39,336	665,613

CPFL Energia SA	26,693	185,631

Engie Brasil Energia SA	54,640	439,473

Klabin SA	136,913	690,918

Lojas Renner SA	28,615	97,069

Petroleo Brasileiro SA	50,826	388,692

Raia Drogasil SA	51,388	280,986

Rumo SA	46,751	207,905

Suzano SA	24,426	312,208

TIM SA	127,240	452,472

TOTVS SA	41,103	233,042

Vale SA	79,058	960,753

WEG SA	52,387	399,793

Total Brazil		6,713,521

Chile – 1.7%

Banco de Chile	2,520,167	280,061

Banco de Credito & Inversiones SA*	14,159	404,337

Cencosud SA	185,662	321,787

Cia Sud Americana de Vapores SA	2,825,172	212,280

Empresas CMPC SA	274,270	556,733

Empresas Copec SA	37,000	265,528

Enel Chile SA	2,973,719	178,572

Total Chile		2,219,298

China – 0.3%

Airtac International Group	12,786	447,461

Czech Republic – 0.2%

CEZ AS(a)	8,131	290,678

Hungary – 0.4%

MOL Hungarian Oil & Gas PLC	29,764	241,472

Richter Gedeon Nyrt	12,622	320,348

Total Hungary		561,820

India – 31.3%

ABB India Ltd.	7,476	570,171

Adani Enterprises Ltd.	15,922	610,344

Adani Ports & Special Economic Zone Ltd.	62,319	1,002,641

Apollo Hospitals Enterprise Ltd.	5,476	417,372

Ashok Leyland Ltd.	90,558	185,942

Asian Paints Ltd.	11,732	400,445

Astral Ltd.	9,166	218,840

AU Small Finance Bank Ltd.(b)	20,095	136,131

Bajaj Auto Ltd.	7,622	836,033

Bajaj Holdings & Investment Ltd.	8,171	810,487

Bank of Baroda	59,710	189,040

Berger Paints India Ltd.	26,711	183,529

Bharat Electronics Ltd.	296,961	717,456

Bharat Petroleum Corp. Ltd.	49,531	357,753

Bharti Airtel Ltd.	33,171	488,641

Cipla Ltd.	67,531	1,212,080

Coal India Ltd.	90,479	470,932

Colgate-Palmolive India Ltd.	17,129	556,645

Container Corp. of India Ltd.	22,512	238,096

Cummins India Ltd.	11,290	406,949

Dabur India Ltd.	36,105	226,472

Dr. Reddy’s Laboratories Ltd.	4,506	332,694

Eicher Motors Ltd.	5,320	256,379

Grasim Industries Ltd.	26,364	723,028

HCL Technologies Ltd.	30,363	561,935

HDFC Asset Management Co. Ltd.(b)	5,566	250,536

HDFC Bank Ltd.	30,273	525,551

Hero MotoCorp Ltd.	6,838	387,172

Hindalco Industries Ltd.	56,164	377,278

Hindustan Petroleum Corp. Ltd.	213,978	1,220,331

Hindustan Unilever Ltd.	22,218	603,211

ICICI Bank Ltd.	76,020	996,525

ICICI Lombard General Insurance Co. Ltd.(b)	11,070	223,583

Indian Hotels Co. Ltd.	78,122	553,722

Indian Railway Catering & Tourism Corp. Ltd.	20,842	232,329

Indraprastha Gas Ltd.	45,869	236,928

Infosys Ltd.	75,818	1,361,820

ITC Ltd.	139,534	716,638

Jindal Steel & Power Ltd.	54,626	556,166

Larsen & Toubro Ltd.	21,122	953,222

LTIMindtree Ltd.(b)	3,146	186,280

Mahindra & Mahindra Ltd.	20,622	475,071

Maruti Suzuki India Ltd.	5,151	778,207

Mphasis Ltd.	7,918	226,715

MRF Ltd.	255	407,827

Nestle India Ltd.	24,698	776,557

NTPC Ltd.	179,540	722,874

Oil & Natural Gas Corp. Ltd.	137,497	441,906

Page Industries Ltd.	574	237,101

PI Industries Ltd.	5,685	263,626

Pidilite Industries Ltd.	15,780	570,390

Power Grid Corp. of India Ltd.	274,385	910,970

Reliance Industries Ltd.	63,510	2,262,914

Samvardhana Motherson International Ltd.	639,861	898,387

SBI Cards & Payment Services Ltd.	35,173	287,849

SBI Life Insurance Co. Ltd.(b)	12,083	217,350

Shree Cement Ltd.	2,235	688,243

Siemens Ltd.	9,113	587,197

Sona Blw Precision Forgings Ltd.(b)	27,287	230,967

SRF Ltd.	8,374	257,061

State Bank of India	76,405	689,228

Sun Pharmaceutical Industries Ltd.	48,668	945,642

Tata Consultancy Services Ltd.	25,370	1,179,122

Tata Consumer Products Ltd.	27,386	359,948

Tata Elxsi Ltd.	2,454	229,067

Tata Power Co. Ltd.	174,342	824,024

Tech Mahindra Ltd.	36,274	542,832

See Notes to Financial Statements.

42	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

March 31, 2024

Investments	Shares	Value

Titan Co. Ltd.	10,140	$462,219

Torrent Pharmaceuticals Ltd.	16,448	512,870

Trent Ltd.	11,949	565,626

Tube Investments of India Ltd.	12,774	572,301

TVS Motor Co. Ltd.	32,866	847,969

UltraTech Cement Ltd.	5,196	607,375

Varun Beverages Ltd.	51,637	865,915

Wipro Ltd.	59,047	339,900

Total India		42,276,577

Indonesia – 2.9%

Adaro Energy Indonesia Tbk. PT	1,082,200	184,291

Aneka Tambang Tbk. PT	1,777,500	179,376

Astra International Tbk. PT	614,000	199,439

Bank Central Asia Tbk. PT	980,300	622,928

Bank Mandiri Persero Tbk. PT	1,070,900	489,689

Bank Negara Indonesia Persero Tbk. PT	694,900	258,588

Bank Rakyat Indonesia Persero Tbk. PT	1,429,800	545,587

Kalbe Farma Tbk. PT	3,623,731	337,118

Semen Indonesia Persero Tbk. PT	410,300	152,682

Sumber Alfaria Trijaya Tbk. PT	1,652,700	303,334

Telkom Indonesia Persero Tbk. PT	984,100	215,378

Vale Indonesia Tbk. PT	1,684,100	432,311

Total Indonesia		3,920,721

Malaysia – 2.0%

AMMB Holdings Bhd.	212,100	187,767

CIMB Group Holdings Bhd.	456,300	640,150

IHH Healthcare Bhd.	157,100	200,815

IOI Corp. Bhd.	257,600	216,617

MR DIY Group M Bhd.(b)	346,100	108,956

Petronas Dagangan Bhd.	68,000	310,044

Press Metal Aluminium Holdings Bhd.	252,800	248,367

QL Resources Bhd.	265,100	330,465

RHB Bank Bhd.	145,078	173,799

Telekom Malaysia Bhd.	206,500	263,524

Total Malaysia		2,680,504

Mexico – 6.2%

Alfa SAB de CV, Class A	291,792	217,153

America Movil SAB de CV	803,254	752,911

Arca Continental SAB de CV	49,190	536,979

Coca-Cola Femsa SAB de CV	60,224	581,090

Fibra Uno Administracion SA de CV	266,565	442,785

Fomento Economico Mexicano SAB de CV	74,094	961,248

Gruma SAB de CV, Class B	11,300	211,210

Grupo Aeroportuario del Pacifico SAB de CV, Class B	28,286	454,383

Grupo Aeroportuario del Sureste SAB de CV, Class B	18,935	597,335

Grupo Bimbo SAB de CV, Series A	229,799	1,084,863

Grupo Carso SAB de CV, Series A1(a)	27,136	241,815

Grupo Financiero Banorte SAB de CV, Class O	50,480	535,633

Grupo Mexico SAB de CV, Series B	123,103	726,765

Kimberly-Clark de Mexico SAB de CV, Class A	85,553	198,676

Promotora y Operadora de Infraestructura SAB de CV	45,117	477,750

Wal-Mart de Mexico SAB de CV	92,469	372,730

Total Mexico		8,393,326

Philippines – 2.4%

Bank of the Philippine Islands	197,120	414,122

BDO Unibank, Inc.	91,330	251,010

International Container Terminal Services, Inc.	205,480	1,162,370

Jollibee Foods Corp.	44,690	200,813

Manila Electric Co.	101,470	644,397

Metropolitan Bank & Trust Co.	213,870	247,863

SM Prime Holdings, Inc.	424,200	246,755

Total Philippines		3,167,330

Poland – 0.9%

Budimex SA	1,495	262,429

CD Projekt SA(a)	6,566	192,481

LPP SA	111	425,879

ORLEN SA	21,532	351,402

Total Poland		1,232,191

Russia – 0.0%

MMC Norilsk Nickel PJSC*†	993	0

MMC Norilsk Nickel PJSC, ADR*†	3	0

Mobile TeleSystems PJSC, ADR*†	24,869	0

Novolipetsk Steel PJSC*†	71,650	0

PhosAgro PJSC*†	2,975	0

PhosAgro PJSC, GDR*†(c)	60	0

Polyus PJSC*†	1,334	0

Severstal PAO, GDR*†(c)	8,497	0

Surgutneftegas PJSC*†	341,560	0

Surgutneftegas PJSC, ADR*†	749	0

TCS Group Holding PLC, GDR*†(c)	2,248	0

Total Russia		0

Saudi Arabia – 6.6%

Al Rajhi Bank	95,582	2,097,428

Alinma Bank	27,013	306,467

Almarai Co. JSC	44,680	686,193

Arab National Bank	52,353	407,601

Arabian Internet & Communications Services Co.	2,037	206,388

Bupa Arabia for Cooperative Insurance Co.	5,243	359,272

Co. for Cooperative Insurance	21,373	895,837

Dallah Healthcare Co.	8,534	380,907

Elm Co.	1,120	290,504

Etihad Etisalat Co.	35,552	496,714

Mouwasat Medical Services Co.	6,531	239,960

Nahdi Medical Co.	7,267	284,828

Riyad Bank	32,594	255,503

SABIC Agri-Nutrients Co.	8,128	262,229

Saudi Arabian Oil Co.(b)	41,703	343,031

Saudi Awwal Bank	48,187	513,926

Saudi Telecom Co.	53,297	562,741

Savola Group	20,133	302,223

Total Saudi Arabia		8,891,752

See Notes to Financial Statements.

WisdomTree Trust	43

Schedule of Investments (continued)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

March 31, 2024

Investments	Shares	Value

South Africa – 4.8%

Absa Group Ltd.	56,121	$439,010

Bid Corp. Ltd.	24,737	603,276

Bidvest Group Ltd.(a)	20,346	260,564

Capitec Bank Holdings Ltd.	2,844	314,763

Clicks Group Ltd.	16,090	251,603

FirstRand Ltd.(a)	107,568	350,659

Gold Fields Ltd.	28,582	458,701

MTN Group Ltd.	162,037	802,131

OUTsurance Group Ltd.	212,914	472,236

Pepkor Holdings Ltd.(b)	526,868	525,025

Sanlam Ltd.	143,716	526,633

Shoprite Holdings Ltd.(a)	23,381	305,520

Standard Bank Group Ltd.	68,959	674,577

Woolworths Holdings Ltd.	153,504	479,977

Total South Africa		6,464,675

South Korea – 10.8%

BGF retail Co. Ltd.	1,822	159,294

DB Insurance Co. Ltd.	5,403	380,066

Doosan Bobcat, Inc.	11,065	438,079

Ecopro BM Co. Ltd.*	3,649	742,675

Ecopro Co. Ltd.*	387	181,965

F&F Co. Ltd.	4,484	234,151

GS Holdings Corp.	15,200	544,772

Hana Financial Group, Inc.	15,180	650,612

Hankook Tire & Technology Co. Ltd.	12,820	516,133

Hanmi Pharm Co. Ltd.	1,462	361,631

Hanmi Semiconductor Co. Ltd.	3,996	396,854

HD Hyundai Co. Ltd.	8,218	438,904

Hyundai Glovis Co. Ltd.	4,041	522,591

Hyundai Motor Co.	4,603	796,657

Industrial Bank of Korea	26,749	268,235

JYP Entertainment Corp.	2,575	137,907

LG Innotek Co. Ltd.	1,919	280,384

LG Uplus Corp.	12,300	91,091

NAVER Corp.	2,193	305,269

Orion Corp.	4,518	305,395

Pan Ocean Co. Ltd.	58,329	179,157

Posco International Corp.	4,172	163,936

S-Oil Corp.	2,725	158,895

Samsung Electronics Co. Ltd.	87,308	5,343,866

Samsung Fire & Marine Insurance Co. Ltd.	937	212,978

Samsung SDS Co. Ltd.	4,664	566,436

Woori Financial Group, Inc.	21,155	225,025

Total South Korea		14,602,958

Taiwan – 15.4%

Accton Technology Corp.	41,000	593,154

Advantech Co. Ltd.	46,280	584,221

ASE Technology Holding Co. Ltd.	125,000	628,837

Cheng Shin Rubber Industry Co. Ltd.	121,000	189,042

Delta Electronics, Inc.	63,000	671,270

Eclat Textile Co. Ltd.	19,000	328,308

Eva Airways Corp.	257,000	256,570

Global Unichip Corp.	5,000	194,510

Lite-On Technology Corp., ADR	180,000	568,063

momo.com, Inc.	2,280	27,571

Nan Ya Printed Circuit Board Corp.	31,000	194,213

Nien Made Enterprise Co. Ltd.	44,000	483,260

President Chain Store Corp.	92,000	766,104

Quanta Computer, Inc.	112,000	1,027,138

Ruentex Development Co. Ltd.	219,950	241,575

Synnex Technology International Corp.	298,000	734,676

Taiwan Semiconductor Manufacturing Co. Ltd.	417,291	10,157,317

Unimicron Technology Corp.	68,000	405,830

United Microelectronics Corp.	356,000	580,661

Voltronic Power Technology Corp.	8,000	409,955

Walsin Lihwa Corp.	158,000	185,383

Wistron Corp.	62,000	242,161

Wiwynn Corp.	13,000	922,087

Zhen Ding Technology Holding Ltd.	103,000	402,300

Total Taiwan		20,794,206

Thailand – 2.2%

Advanced Info Service PCL, NVDR	35,900	201,699

Asset World Corp. PCL, NVDR(a)	1,796,300	201,845

Bangkok Dusit Medical Services PCL, NVDR	307,900	240,497

Bangkok Expressway & Metro PCL, NVDR	718,600	159,525

Banpu PCL, NVDR	1,112,800	169,265

Bumrungrad Hospital PCL, NVDR	32,100	197,065

Central Pattana PCL, NVDR	127,800	220,662

Central Retail Corp. PCL, NVDR	157,900	154,708

Delta Electronics Thailand PCL, NVDR	118,800	242,565

Gulf Energy Development PCL, NVDR	162,600	194,964

Home Product Center PCL, NVDR	483,000	140,317

Krung Thai Bank PCL, NVDR	290,500	135,348

Krungthai Card PCL, NVDR	120,500	151,089

PTT Exploration & Production PCL, NVDR	52,200	218,886

SCB X PCL, NVDR	58,500	182,775

TMBThanachart Bank PCL, NVDR	3,955,600	197,306

Total Thailand		3,008,516

Turkey – 4.6%

Akbank TAS	163,789	236,834

Aselsan Elektronik Sanayi ve Ticaret AS	380,095	659,104

BIM Birlesik Magazalar AS	44,407	495,516

Ford Otomotiv Sanayi AS	31,634	1,106,877

Haci Omer Sabanci Holding AS(a)	158,687	404,663

KOC Holding AS*	83,731	515,554

Tofas Turk Otomobil Fabrikasi AS(a)	19,773	169,298

Turkcell Iletisim Hizmetleri AS(a)	278,595	582,990

Turkiye Is Bankasi AS, Class C	496,028	174,634

Turkiye Petrol Rafinerileri AS	162,008	886,357

Turkiye Sise ve Cam Fabrikalari AS	308,972	441,607

Yapi ve Kredi Bankasi AS*	676,131	571,384

Total Turkey		6,244,818
TOTAL COMMON STOCKS (Cost: $105,457,038)		131,910,352

See Notes to Financial Statements.

44	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

March 31, 2024

Investments	Shares	Value

PREFERRED STOCKS – 3.1%

Brazil – 1.4%

Cia Energetica de Minas Gerais	139,408	$349,805

Gerdau SA	43,877	194,598

Itau Unibanco Holding SA	67,102	464,367

Itausa SA	224,215	470,329

Petroleo Brasileiro SA	60,994	455,242

Total Brazil		1,934,341

South Korea – 1.7%

Hyundai Motor Co.	10,322	1,186,794

Samsung Electronics Co. Ltd.	22,649	1,144,016

Total South Korea		2,330,810
TOTAL PREFERRED STOCKS (Cost: $3,544,274)		4,265,151

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.4%

United States – 0.4%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(d)
(Cost: $519,173)	519,173	519,173

TOTAL INVESTMENTS IN SECURITIES – 101.2% (Cost: $109,520,485)		136,694,676

Other Assets less Liabilities – (1.2)%		(1,646,708)

NET ASSETS – 100.0%		$135,047,968

*	Non-income producing security.

†

This security is being fair valued using significant unobservable inputs (i.e., Level 3 on the fair value hierarchy) by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust. The aggregate value of Level 3 fair valued securities is $0, which represents 0.0% of net assets.

(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $2,281,054 and the total market value of the collateral held by the Fund was $2,427,998. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,908,825.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Rate shown represents annualized 7-day yield as of March 31, 2024.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
JP Morgan Chase Bank NA	4/1/2024	808,982	BRL	162,551	USD	$—	$(934)
JP Morgan Chase Bank NA	4/1/2024	812,993	BRL	163,356	USD	—	(938)
State Street Bank and Trust	4/1/2024	80,525,379	CLP	82,105	USD	—	(7)
State Street Bank and Trust	4/2/2024	3,358,550	PHP	59,729	USD	16	—
State Street Bank and Trust	4/2/2024	3,358,550	PHP	59,729	USD	16	—
						$32	$(1,879)

See Notes to Financial Statements.

WisdomTree Trust	45

Schedule of Investments (concluded)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

March 31, 2024

FAIR VALUATION SUMMARY
The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
Russia	$—	$—	$0	*	$0
Other	131,910,352	—	—		131,910,352
Preferred Stocks	4,265,151	—	—		4,265,151
Investment of Cash Collateral for Securities Loaned	—	519,173	—		519,173
Total Investments in Securities	$136,175,503	$519,173	$0		$136,694,676
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$32	$—		$32
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(1,879)	$—		$(1,879)
Total – Net	$136,175,503	$517,326	$0		$136,692,829
*

Fair valuations using significant unobservable inputs were determined by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust.

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

46	WisdomTree Trust

Schedule of Investments

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 99.5%

Brazil – 6.5%

AES Brasil Energia SA*	264,205	$538,381

Allos SA	1,595,262	7,623,272

Alupar Investimento SA	810,163	4,946,226

Arezzo Industria & Comercio SA	189,973	2,439,205

Auren Energia SA	5,513,199	13,106,865

Blau Farmaceutica SA	159,468	396,635

Cia de Saneamento de Minas Gerais Copasa MG	3,076,052	13,384,426

Cia de Sanena do Parana	3,196,250	16,621,228

Cielo SA	10,253,677	11,061,693

CM Hospitalar SA*	234,775	288,453

Cury Construtora & Incorporadora SA	158,318	643,956

Cyrela Brazil Realty SA Empreendimentos & Participacoes	801,264	3,992,273

Dexco SA	1,893,535	2,905,245

Direcional Engenharia SA	786,832	4,028,829

Even Construtora & Incorporadora SA	424,360	712,134

Fleury SA	755,992	2,265,461

Grendene SA	3,840,880	5,072,013

Grupo De Moda Soma SA	953,348	1,449,387

Grupo SBF SA	144,768	374,533

Iguatemi SA	259,102	1,206,594

Irani Papel & Embalagem SA	726,706	1,337,108

Jalles Machado SA	561,563	886,286

JHSF Participacoes SA	2,367,284	2,307,907

Kepler Weber SA	1,779,139	3,756,930

Lavvi Empreendimentos Imobiliarios SA	618,837	1,175,723

LOG Commercial Properties & Participacoes SA	170,629	778,569

Lojas Renner SA	6,306,730	21,393,908

LWSA SA(a)	311,670	363,627

M Dias Branco SA	74,692	569,716

Mahle Metal Leve SA	745,671	5,149,853

Mills Locacao Servicos & Logistica SA	318,023	858,345

Minerva SA	1,788,138	2,411,310

Movida Participacoes SA	365,459	620,591

Multiplan Empreendimentos Imobiliarios SA	1,046,015	5,347,569

Odontoprev SA	880,667	2,139,407

Petroreconcavo SA	779,119	3,665,582

Porto Seguro SA	707,937	4,423,943

Romi SA	225,273	602,162

Santos Brasil Participacoes SA	933,763	2,484,786

Sao Martinho SA	1,082,954	6,713,361

Simpar SA	613,185	910,183

SLC Agricola SA	1,685,815	6,661,690

Tegma Gestao Logistica SA	130,187	720,176

Tres Tentos Agroindustrial SA	114,290	240,200

Tupy SA	261,552	1,454,184

United Parks & Resorts, Inc.	131,155	453,817

Vamos Locacao de Caminhoes Maquinas & Equipamentos SA	1,472,339	2,456,080

Vivara Participacoes SA	179,966	913,214

Wilson Sons SA	1,028,690	3,676,572

YDUQS Participacoes SA	330,419	1,195,451

Total Brazil		178,725,059

Chile – 1.7%

Aguas Andinas SA, Class A	25,307,009	7,379,115

Banco Itau Chile SA	548,261	5,652,256

Cencosud Shopping SA	3,458,904	5,289,653

Cia Cervecerias Unidas SA	439,551	2,606,788

Colbun SA	72,709,496	9,410,685

Empresa Nacional de Telecomunicaciones SA	896,455	2,980,323

Inversiones Aguas Metropolitanas SA	2,744,325	2,057,411

Parque Arauco SA	1,436,310	2,116,429

Plaza SA*	718,394	985,544

SMU SA	32,546,993	5,639,355

Vina Concha y Toro SA	2,799,054	3,385,918

Total Chile		47,503,477

China – 8.8%

3SBio, Inc.(a)	2,176,000	1,662,629

AIMA Technology Group Co. Ltd., Class A	78,300	336,369

AK Medical Holdings Ltd.(a)(b)	534,000	335,692

Anhui Expressway Co. Ltd., Class H	3,972,000	4,400,110

AsiaInfo Technologies Ltd.(a)(b)	1,662,800	1,523,331

Autobio Diagnostics Co. Ltd., Class A	162,600	1,275,198

BAIC Motor Corp. Ltd., Class H(a)	22,940,500	6,272,661

Bank of Chongqing Co. Ltd., Class H(b)	3,261,000	1,795,822

Bank of Suzhou Co. Ltd., Class A	648,200	639,236

Beijing Jingneng Clean Energy Co. Ltd., Class H(b)	15,296,000	3,400,653

Beijing United Information Technology Co. Ltd., Class A	172,645	528,369

Chervon Holdings Ltd.(b)	327,000	821,422

China Baoan Group Co. Ltd., Class A	257,500	375,943

China Chunlai Education Group Co. Ltd.(b)(c)	487,000	299,924

China Cinda Asset Management Co. Ltd., Class H	66,380,000	5,512,972

China Communications Services Corp. Ltd., Class H	15,760,000	7,349,948

China Datang Corp. Renewable Power Co. Ltd., Class H(b)	6,999,000	1,439,783

China East Education Holdings Ltd.(a)(b)	3,795,500	1,163,899

China Kepei Education Group Ltd.(c)	1,722,000	334,435

China National Medicines Corp. Ltd., Class A	66,800	303,620

China Nonferrous Mining Corp. Ltd.(b)	5,357,000	4,476,459

China Railway Construction Heavy Industry Corp. Ltd., Class A	427,425	228,418

China Resources Medical Holdings Co. Ltd.	748,500	374,898

China Risun Group Ltd.(b)(c)	2,669,000	1,036,710

China Suntien Green Energy Corp. Ltd., Class H	15,572,000	5,889,403

CIMC Enric Holdings Ltd.	2,388,000	2,428,749

DaShenLin Pharmaceutical Group Co. Ltd., Class A	97,800	287,457

Easyhome New Retail Group Co. Ltd., Class A	1,468,600	578,508

Ecovacs Robotics Co. Ltd., Class A	42,200	207,152

See Notes to Financial Statements.

WisdomTree Trust	47

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2024

Investments	Shares	Value

EEKA Fashion Holdings Ltd.(b)	1,062,000	$1,812,868

Fu Shou Yuan International Group Ltd.	6,055,000	3,744,507

Fufeng Group Ltd.(b)	11,745,000	7,608,450

Fujian Funeng Co. Ltd., Class A	1,017,000	1,474,989

G-bits Network Technology Xiamen Co. Ltd., Class A	58,478	1,536,534

Giant Network Group Co. Ltd., Class A	1,418,500	2,334,730

GoodWe Technologies Co. Ltd., Class A	47,682	660,221

Greentown Management Holdings Co. Ltd.(a)	3,748,000	3,084,044

Guangzhou Haige Communications Group, Inc. Co., Class A	1,086,200	1,668,108

Han’s Laser Technology Industry Group Co. Ltd., Class A	303,200	780,927

Hangcha Group Co. Ltd., Class A	70,200	265,121

Hangzhou Robam Appliances Co. Ltd., Class A	79,800	262,908

Heilongjiang Agriculture Co. Ltd., Class A	559,200	948,123

Hengdian Group DMEGC Magnetics Co. Ltd., Class A	855,500	1,709,727

Hesteel Co. Ltd., Class A	3,608,400	1,058,604

Hoyuan Green Energy Co. Ltd., Class A	772,100	2,562,890

Huaan Securities Co. Ltd., Class A	439,100	277,598

Huaxi Securities Co. Ltd., Class A	728,500	741,504

Huaxin Cement Co. Ltd., Class H	1,757,700	1,536,159

Hubei Feilihua Quartz Glass Co. Ltd., Class A	79,800	325,337

Hubei Jumpcan Pharmaceutical Co. Ltd., Class A	558,900	2,881,333

Hubei Xingfa Chemicals Group Co. Ltd., Class A	1,855,200	4,676,073

IKD Co. Ltd., Class A	179,500	477,899

Inner Mongolia MengDian HuaNeng Thermal Power Corp. Ltd., Class A	1,767,400	1,119,779

Inner Mongolia Yuan Xing Energy Co. Ltd., Class A	2,580,380	2,025,807

iRay Technology Co. Ltd., Class A	34,137	1,031,247

Jiangsu Nhwa Pharmaceutical Co. Ltd., Class A	210,400	649,132

Jiangsu Phoenix Publishing & Media Corp. Ltd., Class A	454,300	686,418

Jiangsu Yangnong Chemical Co. Ltd., Class A	167,100	1,179,762

Jizhong Energy Resources Co. Ltd., Class A	5,710,500	6,001,200

Joincare Pharmaceutical Group Industry Co. Ltd., Class A	665,000	997,445

Kangji Medical Holdings Ltd.(b)	1,198,500	1,035,190

Keda Industrial Group Co. Ltd., Class A	3,151,800	4,571,161

Legend Holdings Corp., Class H(a)	1,351,400	1,027,392

Lonking Holdings Ltd.	14,716,000	2,688,815

Luxi Chemical Group Co. Ltd., Class A	2,751,600	3,600,380

Medlive Technology Co. Ltd.(a)(b)	479,500	462,563

Meihua Holdings Group Co. Ltd., Class A	440,600	625,059

Meitu, Inc.(a)(b)	1,598,000	669,708

Minth Group Ltd.	2,254,000	3,559,652

Nanjing Iron & Steel Co. Ltd., Class A	12,203,500	7,916,711

NetDragon Websoft Holdings Ltd.	1,371,000	1,919,920

Ningbo Orient Wires & Cables Co. Ltd., Class A	127,600	778,212

Ningbo Sanxing Medical Electric Co. Ltd., Class A	1,091,500	4,284,578

Onewo, Inc., Class H(b)	239,500	601,623

Ovctek China, Inc., Class A	129,900	325,448

Pingdingshan Tianan Coal Mining Co. Ltd., Class A	5,292,500	8,944,270

Poly Property Services Co. Ltd., Class H(b)(c)	452,600	1,538,266

Powerlong Commercial Management Holdings Ltd.(c)	1,687,500	528,257

Pylon Technologies Co. Ltd., Class A	86,068	1,041,057

Risen Energy Co. Ltd., Class A	321,700	650,454

S-Enjoy Service Group Co. Ltd.	1,039,000	298,699

SciClone Pharmaceuticals Holdings Ltd.†(a)(b)	996,000	2,041,263

Shandong Sinocera Functional Material Co. Ltd., Class A	133,100	314,949

Shanghai Chicmax Cosmetic Co. Ltd.	133,300	853,303

Shanghai Construction Group Co. Ltd., Class A	3,932,000	1,267,269

Shanghai Daimay Automotive Interior Co. Ltd., Class A	253,200	397,565

Shanghai Lingang Holdings Corp. Ltd., Class A	890,400	1,200,625

Shenzhen Expressway Corp. Ltd., Class H	5,430,000	4,745,600

Shenzhen MTC Co. Ltd., Class A	268,200	185,070

Shenzhen Pagoda Industrial Group Corp. Ltd.	1,221,500	511,920

Shenzhen Sunlord Electronics Co. Ltd., Class A	213,000	782,717

Shenzhen YUTO Packaging Technology Co. Ltd., Class A	510,600	1,743,399

Simcere Pharmaceutical Group Ltd.(a)(b)	2,395,000	1,624,932

Sinomine Resource Group Co. Ltd., Class A	689,500	3,487,196

Sun Art Retail Group Ltd.(b)	6,331,500	1,262,020

Sunac Services Holdings Ltd.(a)(b)	13,424,000	3,190,289

SY Holdings Group Ltd.(b)(c)	590,000	315,865

TangShan Port Group Co. Ltd., Class A	7,488,410	4,218,445

Tasly Pharmaceutical Group Co. Ltd., Class A	112,600	249,847

Tian Di Science & Technology Co. Ltd., Class A	4,843,594	4,696,560

Tian Lun Gas Holdings Ltd.(b)	1,253,500	807,217

Tong Ren Tang Technologies Co. Ltd., Class H	1,861,888	1,158,558

Venustech Group, Inc., Class A	231,900	663,721

Weihai Guangwei Composites Co. Ltd., Class A	397,700	1,665,209

Winner Medical Co. Ltd., Class A	452,300	2,143,011

Wuchan Zhongda Group Co. Ltd., Class A	719,200	436,845

Xiamen Faratronic Co. Ltd., Class A	125,600	1,710,557

Xiamen Tungsten Co. Ltd., Class A	851,100	2,287,059

Yangtze Optical Fibre & Cable Joint Stock Co. Ltd., Class H(a)(b)	917,500	1,042,181

Yihai International Holding Ltd.(b)	790,000	1,495,927

YongXing Special Materials Technology Co. Ltd., Class A	1,571,260	10,329,491

Yunda Holding Co. Ltd., Class A	373,900	375,939

See Notes to Financial Statements.

48	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2024

Investments	Shares	Value

Yunnan Chihong Zinc & Germanium Co. Ltd., Class A	3,447,600	$2,692,399

Yunnan Copper Co. Ltd., Class A	3,327,900	6,096,230

Yunnan Tin Co. Ltd., Class A	356,600	740,174

Zhejiang Dingli Machinery Co. Ltd., Class A	104,900	827,884

Zhejiang Expressway Co. Ltd., Class H	12,600,000	8,081,825

Zhejiang Hailiang Co. Ltd., Class A	566,100	728,248

Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	894,000	1,588,425

Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A	574,633	1,411,177

Zhengzhou Coal Mining Machinery Group Co. Ltd., Class H	2,001,000	2,403,312

Zhou Hei Ya International Holdings Co. Ltd.(a)(b)	4,360,500	963,868

Total China		241,204,720

Czech Republic – 0.2%

Moneta Money Bank AS(a)	1,475,745	6,429,163

Hungary – 0.1%

Magyar Telekom Telecommunications PLC	1,405,458	3,455,364

India – 10.1%

360 ONE WAM Ltd.	150,269	1,217,251

Aarti Industries Ltd.	116,085	926,356

Aegis Logistics Ltd.	214,522	1,148,841

Ajanta Pharma Ltd.	41,080	1,098,808

Alembic Pharmaceuticals Ltd.	93,125	1,099,601

Alkyl Amines Chemicals	3,436	74,731

Allcargo Logistics Ltd.*	359,456	308,588

Anand Rathi Wealth Ltd.	19,454	861,723

Angel One Ltd.	152,387	5,563,603

Apar Industries Ltd.	38,568	3,227,268

Apollo Tyres Ltd.	625,552	3,498,561

Arvind Ltd.	846,377	2,744,554

Asahi India Glass Ltd.	34,868	224,231

Atul Ltd.	7,211	496,325

Avanti Feeds Ltd.	91,521	531,387

Bajaj Consumer Care Ltd.	377,054	958,656

Bajaj Electricals Ltd.	23,222	252,720

Balrampur Chini Mills Ltd.	66,520	288,683

Bata India Ltd.	108,072	1,767,715

BEML Ltd.	34,216	1,306,118

Birlasoft Ltd.	183,966	1,636,675

Blue Dart Express Ltd.	3,139	232,744

Blue Star Ltd.	129,356	1,975,489

Brigade Enterprises Ltd.	72,687	815,133

Carborundum Universal Ltd.	55,537	844,583

Care Ratings Ltd.	117,361	1,575,179

Castrol India Ltd.	3,855,876	8,596,866

CCL Products India Ltd.	93,400	656,580

Ceat Ltd.	14,316	460,433

Century Textiles & Industries Ltd.	31,145	608,654

Cera Sanitaryware Ltd.	6,262	509,242

CESC Ltd.	3,614,478	5,272,039

Chambal Fertilisers & Chemicals Ltd.	515,616	2,114,333

Chennai Petroleum Corp. Ltd.	444,230	4,829,924

CIE Automotive India Ltd.	62,791	347,674

City Union Bank Ltd.	224,690	364,100

Clean Science & Technology Ltd.	16,678	265,830

CMS Info Systems Ltd.	177,916	833,343

Cochin Shipyard Ltd.(a)	120,135	1,255,762

Coforge Ltd.	139,880	9,228,533

Computer Age Management Services Ltd.	91,531	3,199,812

CRISIL Ltd.	50,143	3,046,968

Crompton Greaves Consumer Electricals Ltd.	708,774	2,273,278

Cyient Ltd.	232,409	5,563,019

DB Corp. Ltd.	177,707	561,017

DCM Shriram Ltd.	48,751	499,332

Deepak Fertilisers & Petrochemicals Corp. Ltd.	117,165	708,167

Dr. Lal PathLabs Ltd.(a)	16,445	446,180

EID Parry India Ltd.	163,350	1,068,794

EIH Ltd.	194,329	1,047,341

Elgi Equipments Ltd.	92,198	665,154

Emami Ltd.	486,399	2,503,947

Endurance Technologies Ltd.(a)	27,122	594,130

Engineers India Ltd.	1,067,093	2,583,849

EPL Ltd.	362,480	779,265

Equitas Small Finance Bank Ltd.(a)	1,002,828	1,112,817

Exide Industries Ltd.	478,902	1,748,744

Finolex Cables Ltd.	60,195	722,463

Finolex Industries Ltd.	272,861	806,290

Firstsource Solutions Ltd.	754,606	1,788,290

Galaxy Surfactants Ltd.(c)	14,988	408,159

Garden Reach Shipbuilders & Engineers Ltd.	23,846	218,639

GHCL Ltd.	369,038	1,961,285

Glenmark Life Sciences Ltd.	176,006	1,638,980

Glenmark Pharmaceuticals Ltd.	61,057	701,659

Godawari Power & Ispat Ltd.	65,576	595,434

Godfrey Phillips India Ltd.	41,734	1,545,813

Godrej Agrovet Ltd.(a)	145,411	849,077

Graphite India Ltd.	133,041	962,764

Great Eastern Shipping Co. Ltd.	538,892	6,469,418

Grindwell Norton Ltd.	46,022	1,048,956

Gujarat Alkalies & Chemicals Ltd.	68,490	553,036

Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	484,535	3,631,580

Gujarat Pipavav Port Ltd.	2,180,805	5,557,748

Gujarat State Petronet Ltd.	546,111	2,334,325

Happiest Minds Technologies Ltd.	41,463	370,074

HEG Ltd.	122,969	2,718,875

Hindustan Copper Ltd.	386,911	1,289,897

ICICI Securities Ltd.(a)	397,205	3,465,438

IndiaMart InterMesh Ltd.(a)	16,640	527,805

Indian Energy Exchange Ltd.(a)	397,121	639,708

Ingersoll Rand India Ltd.	23,546	1,039,028

Ipca Laboratories Ltd.	60,267	894,150

IRB Infrastructure Developers Ltd.	1,786,270	1,253,992

Jammu & Kashmir Bank Ltd.	222,004	357,219

See Notes to Financial Statements.

WisdomTree Trust	49

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2024

Investments	Shares	Value

Jamna Auto Industries Ltd.	632,256	$1,002,558

JB Chemicals & Pharmaceuticals Ltd.	67,250	1,330,768

Jindal Saw Ltd.	170,427	884,191

JK Cement Ltd.	25,399	1,241,331

JK Lakshmi Cement Ltd.	44,268	464,800

JK Paper Ltd.	259,913	1,004,873

JK Tyre & Industries Ltd.	81,019	419,703

Jubilant Ingrevia Ltd.	82,457	447,568

Jyothy Labs Ltd.	221,379	1,167,779

Kajaria Ceramics Ltd.	76,474	1,058,913

Kalpataru Projects International Ltd.	116,916	1,499,746

Karnataka Bank Ltd.	577,915	1,559,769

Karur Vysya Bank Ltd.	1,001,342	2,193,522

KEC International Ltd.	58,828	489,690

Kirloskar Ferrous Industries Ltd.	76,989	502,767

Kirloskar Oil Engines Ltd.	85,119	877,138

KPIT Technologies Ltd.	97,119	1,730,856

KSB Ltd.	9,413	435,186

LA Opala RG Ltd.	73,842	263,707

Laurus Labs Ltd.(a)	210,194	988,815

Mahanagar Gas Ltd.(c)	211,515	3,459,333

Maharashtra Seamless Ltd.	55,695	565,047

Mastek Ltd.	17,528	534,441

Mindspace Business Parks REIT(a)	778,368	3,223,411

Mishra Dhatu Nigam Ltd.(a)	48,612	229,793

Multi Commodity Exchange of India Ltd.	25,731	1,033,405

Narayana Hrudayalaya Ltd.(c)	24,051	370,213

Natco Pharma Ltd.	156,426	1,785,622

National Aluminium Co. Ltd.	4,428,899	8,100,819

Nava Ltd.	359,504	2,093,380

Navin Fluorine International Ltd.	14,862	554,956

Navneet Education Ltd.	269,404	444,956

NBCC India Ltd.	969,502	1,382,138

NCC Ltd.	886,053	2,468,444

New India Assurance Co. Ltd.(a)	398,842	1,086,023

Nippon Life India Asset Management Ltd.(a)	932,533	5,267,983

NLC India Ltd.	1,017,847	2,783,740

NOCIL Ltd.	127,526	382,414

Oil India Ltd.	3,700,286	26,631,056

PCBL Ltd.	612,913	1,967,289

Polyplex Corp. Ltd.	79,192	727,044

Praj Industries Ltd.	126,022	805,293

Prestige Estates Projects Ltd.	47,314	663,738

Quess Corp. Ltd.(a)	199,556	1,245,154

Railtel Corp. of India Ltd.	124,095	541,225

Rallis India Ltd.	119,747	359,661

Ramco Cements Ltd.	32,063	311,605

Rashtriya Chemicals & Fertilizers Ltd.	491,077	755,141

Ratnamani Metals & Tubes Ltd.	24,289	813,744

RBL Bank Ltd.(a)	286,952	826,769

Redington Ltd.	3,024,112	7,558,240

Relaxo Footwears Ltd.	105,361	1,032,482

RITES Ltd.	322,812	2,569,259

Sharda Cropchem Ltd.	34,232	131,814

SJVN Ltd.	1,385,920	2,017,334

SKF India Ltd.	28,572	1,424,669

Sonata Software Ltd.	330,678	2,864,006

South Indian Bank Ltd.	1,926,609	629,479

Sula Vineyards Ltd.	64,631	427,296

Sumitomo Chemical India Ltd.	48,046	200,330

Sun TV Network Ltd.	367,755	2,646,742

Sundram Fasteners Ltd.	95,226	1,248,633

Supreme Petrochem Ltd.	122,854	919,831

Tamilnad Mercantile Bank Ltd.	308,542	1,796,445

Tanla Platforms Ltd.	29,866	293,530

Tata Chemicals Ltd.	453,072	5,871,833

Techno Electric & Engineering Co. Ltd.	53,727	497,153

Thyrocare Technologies Ltd.(a)	51,202	362,179

Transport Corp. of India Ltd.	39,622	385,567

Triveni Engineering & Industries Ltd.	106,083	395,701

TTK Prestige Ltd.	17,365	139,769

Ujjivan Small Finance Bank Ltd.(a)	1,833,793	974,036

Usha Martin Ltd.	231,302	882,610

UTI Asset Management Co. Ltd.	247,783	2,415,366

V-Guard Industries Ltd.	88,703	352,408

Vaibhav Global Ltd.	67,426	294,515

Vardhman Textiles Ltd.	132,601	703,209

Vinati Organics Ltd.	12,452	219,561

VIP Industries Ltd.	86,597	545,628

VRL Logistics Ltd.	28,377	187,252

Welspun Corp. Ltd.	176,306	1,089,513

West Coast Paper Mills Ltd.	68,911	488,394

Whirlpool of India Ltd.	10,914	159,838

Zensar Technologies Ltd.	182,260	1,325,935

Total India		276,798,826

Indonesia – 3.0%

ABM Investama Tbk. PT	6,229,300	1,496,918

Ace Hardware Indonesia Tbk. PT	31,417,500	1,743,765

AKR Corporindo Tbk. PT	57,839,425	6,274,602

Aneka Tambang Tbk. PT	41,445,700	4,182,474

Astra Agro Lestari Tbk. PT	1,100,700	479,018

Astra Otoparts Tbk. PT	5,808,700	816,992

Bank BTPN Syariah Tbk. PT	12,993,100	1,110,416

Bank CIMB Niaga Tbk. PT	23,066,000	3,171,484

Bank Tabungan Negara Persero Tbk. PT	19,903,800	1,952,091

Blue Bird Tbk. PT	3,503,200	386,667

Bukit Asam Tbk. PT	53,026,600	9,933,081

Ciputra Development Tbk. PT	15,376,100	1,260,733

Dharma Satya Nusantara Tbk. PT	19,205,600	787,363

Erajaya Swasembada Tbk. PT	29,678,800	804,912

Harum Energy Tbk. PT*	12,079,700	1,028,546

Impack Pratama Industri Tbk. PT	96,170,300	2,329,196

Indo Tambangraya Megah Tbk. PT	5,513,700	9,285,133

Indocement Tunggal Prakarsa Tbk. PT	3,622,300	1,999,062

Industri Jamu Dan Farmasi Sido Muncul Tbk. PT	47,719,170	1,866,029

Japfa Comfeed Indonesia Tbk. PT	22,063,600	1,655,988

See Notes to Financial Statements.

50	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2024

Investments	Shares	Value

Jasa Marga Persero Tbk. PT	4,392,300	$1,537,513

Mayora Indah Tbk. PT	7,955,200	1,274,438

Medco Energi Internasional Tbk. PT	12,124,600	1,093,546

Mitra Adiperkasa Tbk. PT	5,556,700	637,855

Mitra Keluarga Karyasehat Tbk. PT(c)	8,144,900	1,407,570

Pabrik Kertas Tjiwi Kimia Tbk. PT	379,200	170,407

Pakuwon Jati Tbk. PT	40,286,300	1,077,350

Perusahaan Gas Negara Tbk. PT	117,170,100	10,050,541

Prodia Widyahusada Tbk. PT	1,084,300	266,715

Selamat Sempurna Tbk. PT	16,105,300	2,001,100

Semen Indonesia Persero Tbk. PT	14,366,100	5,345,947

Summarecon Agung Tbk. PT	12,622,900	421,958

Surya Esa Perkasa Tbk. PT*	69,200,400	2,946,091

XL Axiata Tbk. PT	8,800,000	1,254,368

Total Indonesia		82,049,869

Malaysia – 4.3%

Alliance Bank Malaysia Bhd.	2,210,600	1,723,455

AMMB Holdings Bhd.	11,836,900	10,478,895

Astro Malaysia Holdings Bhd.	21,007,500	1,353,748

Bank Islam Malaysia Bhd.	6,443,900	3,417,323

Bermaz Auto Bhd.	8,280,200	4,181,212

British American Tobacco Malaysia Bhd.	1,147,300	1,963,476

Cahya Mata Sarawak Bhd.	2,433,600	478,185

Carlsberg Brewery Malaysia Bhd., Class B	465,800	1,820,685

CTOS Digital Bhd.	3,425,100	955,236

Dayang Enterprise Holdings Bhd.	1,303,500	663,730

Dialog Group Bhd.	6,804,500	3,292,268

Fraser & Neave Holdings Bhd.	549,100	3,394,605

Gamuda Bhd.	7,770,512	8,652,144

Gas Malaysia Bhd.	3,914,100	2,869,623

HAP Seng Consolidated Bhd.	4,532,900	4,281,019

Heineken Malaysia Bhd.	834,100	4,109,700

Hibiscus Petroleum Bhd.	1,782,860	975,620

IJM Corp. Bhd.	8,460,900	4,343,965

Inari Amertron Bhd.	10,269,075	7,008,052

KPJ Healthcare Bhd.	11,475,300	4,655,097

Malaysia Airports Holdings Bhd.	1,119,100	2,355,004

Malaysia Building Society Bhd.*	30,575,828	5,168,110

Malaysian Pacific Industries Bhd.	133,100	871,773

Malaysian Resources Corp. Bhd.	4,849,100	691,558

My EG Services Bhd.	9,943,143	1,659,641

QL Resources Bhd.	2,541,700	3,168,398

SP Setia Bhd. Group	3,649,100	1,133,357

Sunway Bhd.	6,076,600	4,493,577

TIME dotCom Bhd.	6,664,200	7,293,589

TSH Resources Bhd.	9,674,000	2,309,660

United Plantations Bhd.	965,800	4,893,278

VS Industry Bhd.	6,153,850	1,144,177

Yinson Holdings Bhd.	816,300	407,029

YTL Corp. Bhd.	23,388,900	12,996,579

Total Malaysia		119,203,768

Mexico – 4.4%

Banco del Bajio SA(a)(b)	6,764,494	26,371,424

Bolsa Mexicana de Valores SAB de CV(b)	5,633,511	12,546,969

Corp. Inmobiliaria Vesta SAB de CV(b)	3,912,901	15,270,948

GCC SAB de CV(b)	222,516	2,645,413

Genomma Lab Internacional SAB de CV, Class B(b)	2,505,291	2,378,419

Gentera SAB de CV(b)	7,305,443	12,504,090

La Comer SAB de CV(b)	388,128	910,207

Megacable Holdings SAB de CV, Series CPO(b)	2,704,055	7,519,149

Operadora De Sites Mexicanos SAB de CV(b)	3,730,876	4,534,041

Promotora y Operadora de Infraestructura SAB de CV(b)	1,573,134	16,658,133

Qualitas Controladora SAB de CV(b)	1,289,433	15,006,892

Regional SAB de CV(b)	457,517	4,505,600

Total Mexico		120,851,285

Philippines – 0.3%

Century Pacific Food, Inc.	775,800	552,024

GT Capital Holdings, Inc.	82,580	1,034,178

Megaworld Corp.	36,383,000	1,242,646

Robinsons Land Corp.	3,692,326	1,095,579

Semirara Mining & Power Corp.	6,547,700	4,065,014

Wilcon Depot, Inc.*	2,636,000	833,729

Total Philippines		8,823,170

Poland – 1.2%

Asseco Poland SA	276,035	5,364,607

Budimex SA	83,390	14,638,079

CD Projekt SA(b)	71,661	2,100,726

Eurocash SA	260,118	928,213

Orange Polska SA	3,181,659	6,464,247

Warsaw Stock Exchange	211,485	2,245,445

Total Poland		31,741,317

Saudi Arabia – 3.6%

Al Hammadi Holding	233,488	3,610,800

Al Masane Al Kobra Mining Co.	50,574	745,698

Al Moammar Information Systems Co.	34,917	1,344,358

Al-Dawaa Medical Services Co.	82,367	2,044,625

Alamar Foods	28,556	698,958

Alandalus Property Co.	108,788	791,871

Alaseel Co.	754,929	954,103

Aldrees Petroleum & Transport Services Co.	61,342	2,698,688

AlKhorayef Water & Power Technologies Co.*	19,964	1,160,419

Almunajem Foods Co.	64,690	1,849,025

AlSaif Stores for Development & Investment Co.	665,546	2,015,892

Arabian Cement Co.	292,640	2,477,355

Arabian Centres Co. Ltd.	1,565,250	10,391,874

Arabian Contracting Services Co.	30,928	1,885,120

Arriyadh Development Co.	216,252	1,354,999

Astra Industrial Group	111,828	5,695,013

Ataa Educational Co.	21,172	409,271

Bawan Co.	138,066	1,732,037

Catrion Catering Holding Co.	102,898	3,473,373

City Cement Co.	396,336	2,168,461

See Notes to Financial Statements.

WisdomTree Trust	51

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2024

Investments	Shares	Value

East Pipes Integrated Co. for Industry	16,779	$572,647

Electrical Industries Co.	2,163,462	2,538,124

Hail Cement Co.	219,532	661,435

Leejam Sports Co. JSC	69,863	4,064,553

Maharah Human Resources Co.	738,431	1,336,874

Middle East Paper Co.	50,464	546,957

National Co. for Learning & Education	16,250	569,324

National Medical Care Co.	22,105	1,095,083

Northern Region Cement Co.	398,579	1,069,112

Qassim Cement Co.	105,666	1,650,987

Retal Urban Development Co.	378,104	958,744

Riyadh Cables Group Co.	86,433	2,272,309

Saudi Automotive Services Co.	48,578	1,005,107

Saudi Cement Co.	488,752	6,072,749

Saudi Chemical Co. Holding	556,560	1,017,998

Saudia Dairy & Foodstuff Co.	46,903	4,627,146

Southern Province Cement Co.	129,525	1,355,514

Sustained Infrastructure Holding Co.	152,526	1,581,992

Tanmiah Food Co.	27,177	1,021,719

Theeb Rent A Car Co.	84,752	1,559,229

United Electronics Co.	194,958	4,938,278

United International Transportation Co.	121,497	2,811,876

Yamama Cement Co.	325,291	2,862,179

Yanbu Cement Co.	560,142	4,428,266

Total Saudi Arabia		98,120,142

South Africa – 8.6%

AECI Ltd.	768,416	3,771,016

Afrimat Ltd.	434,754	1,327,709

AVI Ltd.	2,416,117	11,655,544

Barloworld Ltd.	928,688	2,992,596

Dis-Chem Pharmacies Ltd.(a)	1,087,358	1,867,364

DRDGOLD Ltd.	2,435,721	2,054,180

Foschini Group Ltd.	1,305,511	6,863,218

Grindrod Ltd.	3,576,454	2,451,508

Harmony Gold Mining Co. Ltd.	606,198	5,058,306

Hyprop Investments Ltd.(b)	3,634,275	5,636,737

Investec Ltd.	1,878,875	12,395,688

JSE Ltd.*	708,154	3,305,872

Life Healthcare Group Holdings Ltd.	3,450,418	3,132,230

Momentum Metropolitan Holdings	8,469,337	9,088,226

Motus Holdings Ltd.(b)	1,321,499	6,104,943

Mr. Price Group Ltd.	1,712,641	15,719,804

Netcare Ltd.	6,785,912	4,260,848

Northam Platinum Holdings Ltd.	2,282,402	13,611,547

Old Mutual Ltd.	34,539,084	21,431,605

Omnia Holdings Ltd.	1,100,652	3,431,064

OUTsurance Group Ltd.	4,222,656	9,365,717

PSG Financial Services Ltd.	3,026,120	2,445,027

Redefine Properties Ltd.	84,709,093	17,669,862

Resilient REIT Ltd.	3,509,732	8,598,137

Reunert Ltd.	931,857	3,247,874

Santam Ltd.(b)	296,917	4,670,705

Sappi Ltd.	3,869,423	10,276,231

Super Group Ltd.	1,028,519	1,395,891

Thungela Resources Ltd.	1,822,631	11,731,059

Tiger Brands Ltd.(b)	1,152,204	12,205,194

Truworths International Ltd.(b)	4,926,144	19,856,760

Total South Africa		237,622,462

South Korea – 11.5%

Aekyung Chemical Co. Ltd.	86,163	828,189

Aekyung Industrial Co. Ltd.	15,934	210,678

AfreecaTV Co. Ltd.	8,521	744,974

Ahnlab, Inc.	11,517	573,177

BGF retail Co. Ltd.	33,276	2,909,255

BH Co. Ltd.	33,149	420,072

BNK Financial Group, Inc.	3,314,278	19,128,646

Caregen Co. Ltd.	71,980	1,219,048

Cheil Worldwide, Inc.	730,239	10,186,732

Chong Kun Dang Pharmaceutical Corp.	8,385	686,371

CJ Corp.*	50,627	4,881,251

CJ Logistics Corp.	6,992	596,755

Classys, Inc.	10,917	286,254

Coway Co. Ltd.	188,174	7,827,479

Cuckoo Homesys Co. Ltd.	41,402	698,106

Daeduck Electronics Co. Ltd.	61,408	1,119,826

Daesang Corp.	80,163	1,155,181

Daishin Securities Co. Ltd.	280,101	3,254,061

DB HiTek Co. Ltd.	109,264	3,510,246

DGB Financial Group, Inc.	1,509,757	9,588,429

DN Automotive Corp.	12,514	765,945

DongKook Pharmaceutical Co. Ltd.	18,742	232,213

Dongsuh Cos., Inc.	240,666	3,058,715

Dongwon Systems Corp.	7,275	232,368

Doosan Bobcat, Inc.	288,692	11,429,737

Dreamtech Co. Ltd.	47,188	380,308

E-MART, Inc.*	60,897	3,062,378

Echo Marketing, Inc.	46,079	462,074

Ecopro HN Co. Ltd.	10,485	613,718

Eo Technics Co. Ltd.	7,720	1,195,632

Fila Holdings Corp.	96,306	2,721,963

GOLFZON Co. Ltd.	19,851	1,248,936

Green Cross Corp.	6,779	610,802

GS Holdings Corp.	529,854	18,990,125

GS Retail Co. Ltd.	88,380	1,332,675

HAESUNG DS Co. Ltd.	20,856	811,777

Hanil Cement Co. Ltd.	145,474	1,329,122

Hanjin Kal Corp.	19,979	883,009

Hankook & Co. Co. Ltd.	173,153	2,056,614

Hanmi Science Co. Ltd.	25,108	714,307

Hanmi Semiconductor Co. Ltd.	22,442	2,228,780

Hansae Co. Ltd.	42,316	628,336

Hansol Chemical Co. Ltd.	11,948	1,814,942

Hanwha Corp.	183,216	3,681,332

Hanwha Systems Co. Ltd.	144,009	1,836,683

Harim Holdings Co. Ltd.	77,399	385,773

HD Hyundai Construction Equipment Co. Ltd.	35,918	1,544,774

See Notes to Financial Statements.

52	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2024

Investments	Shares	Value

HD Hyundai Electric Co. Ltd.	17,265	$2,300,718

HD Hyundai Infracore Co. Ltd.	352,380	2,206,547

Hite Jinro Co. Ltd.	174,302	2,641,234

HK inno N Corp.	10,675	293,786

HL Mando Co. Ltd.	40,375	998,691

Hotel Shilla Co. Ltd.	10,296	458,875

Hyosung Advanced Materials Corp.	11,449	2,908,492

Hyundai Autoever Corp.	5,132	548,938

Hyundai Department Store Co. Ltd.	32,617	1,250,167

Hyundai Elevator Co. Ltd.	29,441	897,718

Hyundai Marine & Fire Insurance Co. Ltd.	384,547	8,712,114

Hyundai Steel Co.	261,319	6,172,661

Innocean Worldwide, Inc.	156,984	2,518,741

Innox Advanced Materials Co. Ltd.	22,801	492,857

ISC Co. Ltd.	3,204	233,235

JB Financial Group Co. Ltd.	1,448,889	14,206,377

Jusung Engineering Co. Ltd.	28,577	777,974

JW Pharmaceutical Corp.	19,614	474,961

JYP Entertainment Corp.	17,006	910,776

K Car Co. Ltd.	85,459	828,405

Kangwon Land, Inc.	303,712	3,675,000

KCC Glass Corp.	56,764	1,711,880

KEPCO Engineering & Construction Co., Inc.	6,786	328,652

KEPCO Plant Service & Engineering Co. Ltd.	93,647	2,479,863

KG Chemical Corp.	64,210	281,403

KG Dongbusteel	77,125	401,021

KIWOOM Securities Co. Ltd.	48,334	4,369,358

Koh Young Technology, Inc.	60,117	852,913

Kolmar Korea Co. Ltd.	18,791	650,444

Kolon Industries, Inc.	56,661	1,574,092

KoMiCo Ltd.	15,118	837,737

Korea Aerospace Industries Ltd.	39,261	1,501,906

Korea Electric Terminal Co. Ltd.	10,380	482,665

Korea Investment Holdings Co. Ltd.	201,006	9,943,918

Korean Reinsurance Co.	852,517	5,256,001

Kumho Petrochemical Co. Ltd.	77,757	7,843,566

Kyung Dong Navien Co. Ltd.	7,903	311,717

LEENO Industrial, Inc.	21,561	4,091,986

LIG Nex1 Co. Ltd.	23,256	3,081,798

Lotte Chilsung Beverage Co. Ltd.	10,917	1,030,678

Lotte Corp.	257,329	5,189,588

LOTTE Fine Chemical Co. Ltd.	94,326	3,282,580

Lotte Rental Co. Ltd.	49,434	1,007,958

Lotte Shopping Co. Ltd.	59,665	3,199,861

LS Corp.	32,537	2,740,721

LS Electric Co. Ltd.	20,934	1,520,776

LX Semicon Co. Ltd.	66,348	3,913,115

Mcnex Co. Ltd.	27,414	517,226

Medytox, Inc.	2,265	244,797

MegaStudyEdu Co. Ltd.	34,021	1,394,956

Mirae Asset Securities Co. Ltd.	915,018	5,478,214

NH Investment & Securities Co. Ltd.	1,001,947	8,707,729

NHN KCP Corp.	68,457	629,525

NICE Information Service Co. Ltd.	146,532	1,094,976

NongShim Co. Ltd.	5,771	1,579,657

Pan Ocean Co. Ltd.	805,346	2,473,616

Partron Co. Ltd.	111,624	652,539

PharmaResearch Co. Ltd.	5,343	400,452

Poongsan Corp.	54,656	2,050,234

PSK, Inc.	50,430	1,131,280

S-1 Corp.	84,629	3,778,052

Samsung Securities Co. Ltd.	326,828	9,735,044

Samyang Foods Co. Ltd.	3,949	617,467

SeAH Besteel Holdings Corp.	76,407	1,294,024

SFA Engineering Corp.	28,324	534,395

SGC Energy Co. Ltd.	44,074	731,702

Shinsegae International, Inc.	47,298	625,019

Shinsegae, Inc.	16,442	2,043,266

SIMMTECH Co. Ltd.	28,786	681,028

SK D&D Co. Ltd.	25,603	232,020

SK Discovery Co. Ltd.	39,188	1,286,618

SK Eternix Co. Ltd.*	38,320	365,485

SK Networks Co. Ltd.	266,581	1,168,303

SL Corp.	33,241	770,376

SM Entertainment Co. Ltd.	13,049	851,032

SNT Motiv Co. Ltd.	31,533	1,063,397

Soulbrain Co. Ltd.	3,454	801,764

ST Pharm Co. Ltd.	6,541	431,451

Sungwoo Hitech Co. Ltd.	53,202	370,685

TKG Huchems Co. Ltd.	140,090	2,071,823

Tokai Carbon Korea Co. Ltd.	9,211	890,140

Unid Co. Ltd.	16,437	993,851

WONIK IPS Co. Ltd.*	19,254	593,531

Youngone Corp.	77,487	2,328,207

Total South Korea		316,086,113

Taiwan – 28.1%

Acer, Inc.(b)	9,318,000	13,626,085

Advanced Power Electronics Corp.(b)	309,000	840,002

Advancetek Enterprise Co. Ltd.	1,331,000	1,871,514

Alexander Marine Co. Ltd.(b)	46,000	551,221

Allied Supreme Corp.(b)	170,000	2,236,318

Allis Electric Co. Ltd.(b)	266,000	914,275

Alltek Technology Corp.(b)	1,373,240	1,553,308

AMPOC Far-East Co. Ltd.(b)	633,000	1,762,317

AP Memory Technology Corp.(b)	217,000	2,722,374

Apacer Technology, Inc.(b)	493,000	1,078,320

Arcadyan Technology Corp.(b)	797,681	4,773,100

Asia Optical Co., Inc.	593,000	1,193,282

ASMedia Technology, Inc.(b)	39,000	2,918,587

ASROCK, Inc.(b)	150,000	1,190,495

Auden Techno Corp.(b)	75,247	312,711

Bafang Yunji International Co. Ltd.(b)	139,000	736,185

BenQ Materials Corp.(b)	837,000	886,600

BES Engineering Corp.	5,469,000	2,418,059

Capital Futures Corp.	798,000	1,358,945

Capital Securities Corp.(b)	5,083,340	3,041,729

Cathay Real Estate Development Co. Ltd.	2,036,000	1,364,607

See Notes to Financial Statements.

WisdomTree Trust	53

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2024

Investments	Shares	Value

Chang Wah Electromaterials, Inc.(b)	2,048,000	$2,566,119

Charoen Pokphand Enterprise	797,100	2,789,545

CHC Healthcare Group	267,000	503,073

Chenbro Micom Co. Ltd.(b)	60,000	478,073

Cheng Loong Corp.	2,925,000	2,650,491

Cheng Uei Precision Industry Co. Ltd.	1,349,000	1,955,836

Chicony Electronics Co. Ltd.(b)	4,892,652	33,939,061

Chicony Power Technology Co. Ltd.*(b)	953,625	5,080,478

Chin-Poon Industrial Co. Ltd.(b)	576,000	829,709

China Bills Finance Corp.	3,060,000	1,448,560

China Chemical & Pharmaceutical Co. Ltd.	623,000	441,892

China Metal Products	612,000	714,241

China Steel Chemical Corp.(b)	742,726	2,796,522

ChipMOS Technologies, Inc.	2,395,000	3,741,778

Chong Hong Construction Co. Ltd.	1,097,000	3,030,131

Chroma ATE, Inc.(b)	1,332,132	10,614,266

Chung-Hsin Electric & Machinery Manufacturing Corp.(b)	988,000	5,541,456

Cleanaway Co. Ltd.(b)	431,161	2,398,071

Compeq Manufacturing Co. Ltd.(b)	4,072,000	10,229,781

Continental Holdings Corp.	2,397,000	2,288,136

Coremax Corp.(b)	238,000	467,768

CTCI Corp.(b)	2,001,190	2,963,939

Cub Elecparts, Inc.(b)	86,000	322,465

Cyberlink Corp.	143,000	393,207

CyberPower Systems, Inc.(b)	109,000	827,628

DA CIN Construction Co. Ltd.	1,884,000	3,361,395

Da-Li Development Co. Ltd.	769,000	999,591

Darfon Electronics Corp.	963,000	1,874,636

Daxin Materials Corp.(b)	117,000	555,689

Delpha Construction Co. Ltd.*(b)	827,000	1,142,169

Depo Auto Parts Ind Co. Ltd.	392,000	2,688,581

Dynamic Holding Co. Ltd.(b)	267,000	578,159

Elan Microelectronics Corp.	335,409	1,645,420

Elitegroup Computer Systems Co. Ltd.*(b)	676,000	665,365

Ennoconn Corp.(b)	314,243	3,682,132

Episil-Precision, Inc.(b)	266,000	495,371

Eternal Materials Co. Ltd.*	2,710,319	2,654,975

Evergreen Aviation Technologies Corp.(b)	332,000	1,130,751

Evergreen International Storage & Transport Corp.(b)	2,775,000	2,718,335

Everlight Chemical Industrial Corp.(b)	618,000	382,346

Everlight Electronics Co. Ltd.	1,765,165	2,956,328

Far Eastern Department Stores Ltd.	4,740,841	4,384,798

Far Eastern International Bank(b)	14,281,017	6,425,755

Faraday Technology Corp.(b)	271,582	2,919,187

Farglory F T Z Investment Holding Co. Ltd.(b)	266,620	465,701

Farglory Land Development Co. Ltd.	1,465,640	2,619,545

Feng Hsin Steel Co. Ltd.*	1,148,950	2,548,954

Fitipower Integrated Technology, Inc.(b)	272,000	2,277,751

FLEXium Interconnect, Inc.(b)	1,879,028	5,354,644

Flytech Technology Co. Ltd.	208,000	506,945

Formosa Advanced Technologies Co. Ltd.(b)	1,127,000	1,292,387

Formosa International Hotels Corp.(b)	237,000	1,662,521

Formosa Sumco Technology Corp.(b)	250,000	1,300,639

Formosan Union Chemical(b)	1,904,000	1,160,123

Fortune Electric Co. Ltd.(b)	197,000	4,204,259

Foxsemicon Integrated Technology, Inc.(b)	659,197	6,117,503

Fu Hua Innovation Co. Ltd.(b)	3,211,476	2,829,804

Fusheng Precision Co. Ltd.(b)	1,129,000	8,254,910

G Shank Enterprise Co. Ltd.(b)	798,103	1,805,511

Gemtek Technology Corp.(b)	1,862,000	1,983,977

Genius Electronic Optical Co. Ltd.(b)	265,280	4,111,390

Getac Holdings Corp.(b)	2,182,292	8,694,119

Giant Manufacturing Co. Ltd.(b)	1,056,051	7,177,062

Global Brands Manufacture Ltd.(b)	1,416,400	3,217,532

Global Mixed Mode Technology, Inc.(b)	383,000	3,189,323

Global PMX Co. Ltd.(b)	266,000	881,029

Goldsun Building Materials Co. Ltd.	5,611,000	6,644,801

Grape King Bio Ltd.	559,988	2,773,387

Great Wall Enterprise Co. Ltd.(b)	2,516,259	4,536,633

Greatek Electronics, Inc.(b)	1,712,000	3,300,589

Highwealth Construction Corp.(b)	2,005,316	2,515,770

Hitron Technology, Inc.(b)	403,000	396,660

Hiwin Technologies Corp.(b)	581,000	5,001,500

Holtek Semiconductor, Inc.(b)	798,773	1,345,286

Holy Stone Enterprise Co. Ltd.	524,900	1,582,728

Hong TAI Electric Industrial(b)	798,000	771,731

Hota Industrial Manufacturing Co. Ltd.(b)	421,146	665,864

Hsin Kuang Steel Co. Ltd.	448,000	860,906

Huaku Development Co. Ltd.(b)	1,583,296	6,134,601

Ichia Technologies, Inc.(b)	791,000	868,769

Iron Force Industrial Co. Ltd.	254,000	791,282

ITE Technology, Inc.(b)	621,000	3,405,424

ITEQ Corp.(b)	533,000	1,637,130

J&V Energy Technology Co. Ltd.	147,000	624,682

Jentech Precision Industrial Co. Ltd.(b)	195,094	5,614,435

Jess-Link Products Co. Ltd.(b)	347,000	1,507,116

Jih Lin Technology Co. Ltd.(b)	266,000	515,319

Kindom Development Co. Ltd.	1,581,200	2,065,217

King Slide Works Co. Ltd.(b)	185,004	7,225,928

King Yuan Electronics Co. Ltd.(b)	5,720,000	18,856,063

King’s Town Bank Co. Ltd.(b)	3,039,000	4,899,852

Kinik Co.(b)	243,495	1,989,593

Kinpo Electronics(b)	1,676,000	796,013

KMC Kuei Meng International, Inc.(b)	256,000	1,127,877

KS Terminals, Inc.(b)	267,000	587,336

Kung Long Batteries Industrial Co. Ltd.	554,000	2,414,830

L&K Engineering Co. Ltd.(b)	622,981	4,681,580

Lelon Electronics Corp.(b)	710,000	1,577,359

Lian HWA Food Corp.	265,802	803,963

Lien Hwa Industrial Holdings Corp.(b)	1,988,517	4,218,923

Lintes Technology Co. Ltd.(b)	69,406	403,378

Lotes Co. Ltd.(b)	236,390	10,340,931

Lotus Pharmaceutical Co. Ltd.(b)	143,000	1,358,351

Machvision, Inc.(b)	171,000	2,193,369

Macronix International Co. Ltd.(b)	7,720,000	6,440,671

Makalot Industrial Co. Ltd.(b)	1,025,881	11,908,535

See Notes to Financial Statements.

54	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2024

Investments	Shares	Value

Marketech International Corp.(b)	267,000	$1,364,054

Merida Industry Co. Ltd.(b)	673,043	4,405,847

Merry Electronics Co. Ltd.(b)	1,189,000	4,365,382

METAAGE Corp.(b)	280,000	580,936

MSSCORPS Co. Ltd.(b)	111,000	494,243

Nak Sealing Technologies Corp.(b)	266,000	1,122,065

Namchow Holdings Co. Ltd.	267,000	478,045

Nan Pao Resins Chemical Co. Ltd.(b)	266,000	2,584,905

Nichidenbo Corp.(b)	1,743,000	3,251,429

Nien Made Enterprise Co. Ltd.	501,000	5,502,570

Nuvoton Technology Corp.(b)	798,872	3,057,847

O-Bank Co. Ltd.	3,993,000	1,253,914

Orient Semiconductor Electronics Ltd.(b)	570,000	1,168,372

Oriental Union Chemical Corp.	651,000	366,147

Pan German Universal Motors Ltd.	109,000	1,079,663

Pan Jit International, Inc.(b)	1,036,000	1,841,936

Pan-International Industrial Corp.(b)	1,760,000	1,990,782

Panion & BF Biotech, Inc.(b)	113,000	388,395

Pegavision Corp.	79,000	1,120,690

Phoenix Silicon International Corp.(b)	331,000	528,508

Posiflex Technology, Inc.(b)	407,000	1,494,290

Pou Chen Corp.(b)	8,455,000	9,550,463

Powertech Technology, Inc.(b)	3,593,000	22,509,929

President Securities Corp.(b)	1,830,520	1,407,058

Primax Electronics Ltd.(b)	2,893,000	7,566,176

Promate Electronic Co. Ltd.(b)	1,385,000	3,795,351

Qisda Corp.(b)	8,325,000	11,614,706

Run Long Construction Co. Ltd.(b)	190,000	736,169

Sampo Corp.(b)	1,012,000	935,998

San Fu Chemical Co. Ltd.(b)	191,000	939,975

Sanyang Motor Co. Ltd.(b)	1,592,000	3,730,842

Scientech Corp.(b)	80,000	754,917

ScinoPharm Taiwan Ltd.	279,000	241,047

SDI Corp.	313,000	943,787

Sercomm Corp.(b)	984,488	4,168,235

Sesoda Corp.(b)	1,462,000	1,411,589

ShenMao Technology, Inc.(b)	253,000	499,620

Shih Wei Navigation Co. Ltd.(b)	1,694,000	976,590

Shihlin Electric & Engineering Corp.(b)	360,000	3,284,641

Shin Zu Shing Co. Ltd.(b)	900,000	5,216,617

Shinkong Insurance Co. Ltd.(b)	992,000	2,637,811

Shiny Chemical Industrial Co. Ltd.	265,637	1,539,696

Sigurd Microelectronics Corp.(b)	3,515,000	7,798,053

Sinbon Electronics Co. Ltd.(b)	644,120	5,554,927

Sincere Navigation Corp.(b)	374,000	281,054

Sinon Corp.(b)	3,009,000	3,638,611

Sitronix Technology Corp.(b)	680,000	6,193,698

Sonix Technology Co. Ltd.	350,000	577,437

Standard Chemical & Pharmaceutical Co. Ltd.(b)	339,000	703,348

Standard Foods Corp.(b)	1,153,896	1,375,510

Stark Technology, Inc.(b)	607,000	2,446,701

Sunonwealth Electric Machine Industry Co. Ltd.(b)	497,000	2,034,371

Sunrex Technology Corp.(b)	848,000	1,674,617

Supreme Electronics Co. Ltd.(b)	2,665,868	6,064,186

Swancor Holding Co. Ltd.(b)	467,000	1,875,092

Symtek Automation Asia Co. Ltd.(b)	133,000	498,695

Synnex Technology International Corp.(b)	7,720,600	19,034,023

Systex Corp.(b)	560,000	2,073,523

TA Chen Stainless Pipe(b)	8,110,800	9,250,369

Ta Ya Electric Wire & Cable(b)	767,597	1,031,346

Taichung Commercial Bank Co. Ltd.(b)	8,269,180	4,418,360

Taisun Enterprise Co. Ltd.(b)	469,000	323,868

Taiwan Business Bank	5,237,588	2,643,056

Taiwan Cogeneration Corp.(b)	712,223	1,043,738

Taiwan Fertilizer Co. Ltd.	3,459,000	6,809,162

Taiwan Hon Chuan Enterprise Co. Ltd.	957,692	4,309,143

Taiwan Mask Corp.(b)	513,000	1,090,006

Taiwan Navigation Co. Ltd.(b)	1,514,000	1,627,372

Taiwan Paiho Ltd.(b)	798,000	1,433,749

Taiwan PCB Techvest Co. Ltd.	1,106,302	1,514,085

Taiwan Secom Co. Ltd.(b)	925,000	3,526,177

Taiwan Surface Mounting Technology Corp.(b)	1,523,000	5,163,357

Taiwan-Asia Semiconductor Corp.(b)	483,000	592,365

Test Research, Inc.	1,356,115	3,707,721

Thinking Electronic Industrial Co. Ltd.(b)	261,000	1,361,945

Thye Ming Industrial Co. Ltd.(b)	808,000	1,875,870

Ton Yi Industrial Corp.	4,020,000	1,796,241

Tong Hsing Electronic Industries Ltd.(b)	524,214	2,383,275

Tong Yang Industry Co. Ltd.(b)	1,734,685	6,775,372

Topco Scientific Co. Ltd.(b)	798,776	5,466,025

Topkey Corp.(b)	499,000	3,001,469

Transcend Information, Inc.	1,283,479	3,573,296

Tripod Technology Corp.(b)	1,931,928	12,344,877

TSRC Corp.(b)	1,962,000	1,419,229

Tung Ho Steel Enterprise Corp.(b)	2,081,722	4,494,727

TXC Corp.(b)	2,394,549	8,454,826

TYC Brother Industrial Co. Ltd.(b)	798,000	1,346,478

U-Ming Marine Transport Corp.(b)	1,864,420	3,087,608

Union Bank of Taiwan(b)	1,747,050	832,487

Unitech Printed Circuit Board Corp.(b)	1,034,000	861,034

United Integrated Services Co. Ltd.(b)	1,330,000	16,332,276

United Renewable Energy Co. Ltd.(b)	813,000	293,410

Universal Cement Corp.(b)	2,396,790	2,366,571

USI Corp.(b)	2,013,000	1,009,535

VIA Labs, Inc.(b)	90,000	604,621

Visco Vision, Inc.(b)	112,000	801,412

VisEra Technologies Co. Ltd.(b)	78,000	736,045

Visual Photonics Epitaxy Co. Ltd.(b)	254,750	1,349,231

Vivotek, Inc.(b)	102,000	463,731

Wah Lee Industrial Corp.	797,580	2,816,146

Walsin Technology Corp.(b)	617,000	2,178,543

Weikeng Industrial Co. Ltd.(b)	3,368,431	3,331,224

Weltrend Semiconductor(b)	265,000	519,178

Winmate, Inc.	214,000	969,581

WinWay Technology Co. Ltd.(b)	72,000	1,617,573

Wistron NeWeb Corp.(b)	921,587	4,463,449

See Notes to Financial Statements.

WisdomTree Trust	55

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2024

Investments	Shares	Value

Wowprime Corp.(b)	130,000	$980,986

WPG Holdings Ltd.(b)	7,702,058	23,079,581

WT Microelectronics Co. Ltd.(b)	1,330,190	6,130,674

Yankey Engineering Co. Ltd.(b)	311,000	3,755,886

YC INOX Co. Ltd.(b)	1,412,793	1,108,038

Yem Chio Co. Ltd.(b)	3,463,000	2,018,059

YFY, Inc.	2,921,000	2,738,138

Yulon Motor Co. Ltd.(b)	598,496	1,273,535

Zenitron Corp.	1,862,000	2,056,703

Zero One Technology Co. Ltd.(b)	899,000	2,016,911

Zippy Technology Corp.	1,092,000	1,825,488

Zyxel Group Corp.(b)	808,000	1,177,784

Total Taiwan		774,961,279

Thailand – 5.9%

Amata Corp. PCL, NVDR(b)	4,433,000	2,903,698

Bangchak Corp. PCL, NVDR	3,160,400	3,941,026

Bangkok Chain Hospital PCL, NVDR(b)	6,606,700	3,729,990

Banpu PCL, NVDR(b)	46,415,700	7,060,148

Banpu Power PCL, NVDR(b)	6,739,927	2,770,782

BCPG PCL, NVDR(b)	11,136,712	2,121,278

BTS Group Holdings PCL, NVDR(b)	21,606,100	3,345,652

Chularat Hospital PCL, NVDR(b)	37,159,000	2,973,738

Com7 PCL, NVDR(b)	4,072,100	2,131,610

Eastern Polymer Group PCL, NVDR(b)	8,439,500	1,595,959

Electricity Generating PCL, NVDR(b)	712,600	2,226,417

Gunkul Engineering PCL, NVDR(b)	41,062,400	3,151,071

Ichitan Group PCL, NVDR(b)	7,315,300	3,368,196

KCE Electronics PCL, NVDR(b)	2,649,700	2,886,621

Kiatnakin Phatra Bank PCL, NVDR(b)	3,325,300	4,807,388

Land & Houses PCL, NVDR(b)	15,875,900	3,219,778

Mega Lifesciences PCL, NVDR(b)	2,688,400	3,094,561

MK Restaurants Group PCL, NVDR(b)	3,166,000	3,058,623

Northeast Rubber PCL, NVDR(b)	26,359,575	4,298,444

Origin Property PCL, NVDR	13,871,900	2,680,285

Osotspa PCL, NVDR(b)	8,496,100	4,726,847

Precious Shipping PCL, NVDR(b)	10,397,600	2,208,466

Prima Marine PCL, NVDR	15,135,300	3,173,280

PTG Energy PCL, NVDR(b)	8,604,100	2,098,705

Quality Houses PCL, NVDR	75,661,600	4,561,988

Ratch Group PCL, NVDR(b)	5,141,300	3,910,136

Sansiri PCL, NVDR(b)	128,111,600	6,003,997

Somboon Advance Technology PCL, NVDR(b)	6,314,900	2,872,966

Supalai PCL, NVDR(b)	11,869,900	6,799,066

Thai Oil PCL, NVDR(b)	6,243,900	10,181,899

Thai Union Group PCL, NVDR(b)	17,118,700	6,802,909

Thai Vegetable Oil PCL, NVDR(b)	4,692,855	2,430,831

Thanachart Capital PCL, NVDR(b)	6,331,700	8,893,446

Tisco Financial Group PCL, NVDR(b)	7,064,900	19,265,709

TQM Alpha PCL, NVDR(b)	2,772,100	2,032,303

TTW PCL, NVDR(b)	17,946,200	4,451,199

WHA Corp. PCL, NVDR(b)	53,300,900	6,953,403

Total Thailand		162,732,415

Turkey – 1.2%

AG Anadolu Grubu Holding AS	43,874	370,567

Aksa Akrilik Kimya Sanayii AS(b)	288,259	906,155

Aksa Enerji Uretim AS	424,540	453,777

Alarko Holding AS(b)	153,326	618,953

Alkim Alkali Kimya AS	49,029	48,708

Anadolu Efes Biracilik ve Malt Sanayii AS	400,649	1,893,522

Aselsan Elektronik Sanayi ve Ticaret AS	1	1

Aygaz AS*	59,702	281,236

Brisa Bridgestone Sabanci Sanayi ve Ticaret AS*	213,784	806,844

Cimsa Cimento Sanayi ve Ticaret AS	542,757	527,792

Coca-Cola Icecek AS	53,207	950,595

Dogus Otomotiv Servis ve Ticaret AS	421,632	4,105,282

EGE Endustri ve Ticaret AS	1,210	591,685

Emlak Konut Gayrimenkul Yatirim Ortakligi AS	5,491,483	1,692,325

Enerjisa Enerji AS(a)	1,726,182	3,116,006

Galata Wind Enerji AS	386,030	295,680

GEN Ilac ve Saglik Urunleri Sanayi ve Ticaret AS	136,857	283,004

Is Yatirim Menkul Degerler AS	1,060,519	1,039,146

Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(b)	542,102	388,748

Kimteks Poliuretan Sanayi ve Ticaret AS	122,794	221,091

Koza Altin Isletmeleri AS	1,485,679	1,069,990

Logo Yazilim Sanayi ve Ticaret AS	95,604	249,117

Mavi Giyim Sanayi ve Ticaret AS, Class B(a)	883,889	2,021,754

Migros Ticaret AS	89,044	1,142,225

Nuh Cimento Sanayi AS	313,817	2,943,974

Selcuk Ecza Deposu Ticaret ve Sanayi AS	26,500	40,997

Sok Marketler Ticaret AS(b)	400,000	729,476

Tekfen Holding AS	1,028,032	1,295,208

Turk Traktor ve Ziraat Makineleri AS(b)	97,333	2,972,459

Turkiye Petrol Rafinerileri AS‡	0	2

Turkiye Sise ve Cam Fabrikalari AS‡	0	1

Vestel Beyaz Esya Sanayi ve Ticaret AS	3,893,827	2,292,823

Yatas Yatak ve Yorgan Sanayi ve Ticaret AS	401,746	356,396

Total Turkey		33,705,539
TOTAL COMMON STOCKS (Cost: $2,235,983,755)		2,740,013,968

EXCHANGE-TRADED FUND – 0.2%

United States – 0.2%

WisdomTree Emerging Markets High Dividend Fund(d)
(Cost: $6,433,859)	154,300	6,455,912

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.9%

United States – 1.9%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(e)
(Cost: $52,792,787)	52,792,787	52,792,787

TOTAL INVESTMENTS IN SECURITIES – 101.6% (Cost: $2,295,210,401)		2,799,262,667

Other Assets less Liabilities – (1.6)%		(44,117,183)

NET ASSETS – 100.0%		$2,755,145,484
*	Non-income producing security.

See Notes to Financial Statements.

56	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2024

†

This security is being fair valued using significant unobservable inputs (i.e., Level 3 on the fair value hierarchy) by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust. The aggregate value of Level 3 fair valued securities is $2,041,263, which represents 0.07% of net assets.

‡	Share amount represents a fractional share.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $455,444,799 and the total market value of the collateral held by the Fund was $485,912,486. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $433,119,699.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(e)	Rate shown represents annualized 7-day yield as of March 31, 2024.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2024 were as follows:

Affiliate	Value at 3/31/2023	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2024	Dividend Income
WisdomTree Emerging Markets High Dividend Fund	$3,102,173	$69,526,060	$66,432,677	$680,195	$(419,839)	$6,455,912	$1,317,106

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
HSBC Holdings PLC	4/1/2024	669,094	USD	3,166,155	MYR	$141	$—
JP Morgan Chase Bank NA	4/1/2024	1,002,647	USD	4,989,972	BRL	5,759	—
State Street Bank and Trust	4/1/2024	266,531	USD	261,403,183	CLP	25	—
UBS AG	4/1/2024	562,227	USD	2,108,706	SAR	—	(20)
						$5,925	$(20)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
China	$239,163,457	$—	$2,041,263	*	$241,204,720
Other	2,498,809,248	—	—		2,498,809,248
Exchange-Traded Fund	6,455,912	—	—		6,455,912
Investment of Cash Collateral for Securities Loaned	—	52,792,787	—		52,792,787
Total Investments in Securities	$2,744,428,617	$52,792,787	$2,041,263		$2,799,262,667
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$5,925	$—		$5,925
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(20)	$—		$(20)
Total – Net	$2,744,428,617	$52,798,692	$2,041,263		$2,799,268,572
*

Fair valuations using significant unobservable inputs were determined by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust.

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	57

Schedule of Investments

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 99.6%

Australia – 3.5%

Altium Ltd.(a)	8,671	$368,947

Beach Energy Ltd.	478,437	572,763

Breville Group Ltd.(a)	16,914	303,344

Brickworks Ltd.(a)	26,924	500,257

CAR Group Ltd.	55,691	1,310,887

Champion Iron Ltd.(a)	137,572	665,062

Cochlear Ltd.(a)	5,999	1,320,968

CSL Ltd.	47,543	8,930,430

IDP Education Ltd.(a)	38,777	453,342

Mineral Resources Ltd.(a)	44,265	2,046,618

Netwealth Group Ltd.	29,651	408,552

Pilbara Minerals Ltd.(a)	1,383,480	3,456,890

Pro Medicus Ltd.(a)	2,323	157,236

REA Group Ltd.(a)	9,119	1,103,405

SEEK Ltd.(a)	55,041	899,514

Technology One Ltd.	13,124	145,299

Total Australia		22,643,514

Austria – 0.4%

Mondi PLC	142,216	2,507,076

Belgium – 0.1%

Tessenderlo Group SA(a)	18,144	475,191

Brazil – 0.7%

Cosan SA	251,856	815,109

Equatorial Energia SA	85,721	557,425

Raia Drogasil SA	69,368	379,300

Sendas Distribuidora SA	90,103	264,789

Vamos Locacao de Caminhoes Maquinas & Equipamentos SA	113,578	189,465

Vibra Energia SA	408,227	2,039,687

Total Brazil		4,245,775

Canada – 12.7%

Alimentation Couche-Tard, Inc.(a)	55,004	3,142,331

Baytex Energy Corp.(a)	36,857	133,184

Canadian National Railway Co.	99,934	13,172,162

Canadian Natural Resources Ltd.(a)	335,392	25,609,500

Canadian Pacific Kansas City Ltd.(a)	49,710	4,387,116

Canadian Tire Corp. Ltd., Class A(a)	18,711	1,867,989

Constellation Software, Inc.	222	606,983

Crescent Point Energy Corp.(a)	104,987	859,602

Dollarama, Inc.	5,961	454,547

Enerplus Corp.	23,778	467,565

Gildan Activewear, Inc.	32,609	1,211,346

Methanex Corp.(a)	9,859	439,821

Paramount Resources Ltd., Class A(a)	52,987	1,076,381

Rogers Communications, Inc., Class B	110,590	4,535,559

TFI International, Inc.	6,801	1,085,547

Thomson Reuters Corp.(a)	49,553	7,719,026

Tourmaline Oil Corp.	275,581	12,896,763

Whitecap Resources, Inc.(a)	253,276	1,918,403

Total Canada		81,583,825

Chile – 0.2%

Cia Sud Americana de Vapores SA	14,913,748	1,120,603

China – 3.8%

ANTA Sports Products Ltd.	182,400	1,939,025

BYD Electronic International Co. Ltd.	1,000	3,686

China Resources Mixc Lifestyle Services Ltd.(b)	1,200	3,795

Li Ning Co. Ltd.	421,900	1,121,264

Nongfu Spring Co. Ltd., Class H(a)(b)	247,700	1,337,174

Pop Mart International Group Ltd.(a)(b)	40,400	148,407

Prosus NV	80,095	2,515,063

Tencent Holdings Ltd.	389,900	15,134,783

WuXi AppTec Co. Ltd., Class H(b)	31,940	151,406

Yadea Group Holdings Ltd.(a)(b)	312,000	505,486

Zijin Mining Group Co. Ltd., Class H	878,000	1,752,309

Total China		24,612,398

Denmark – 6.9%

Coloplast AS, Class B	35,301	4,765,750

Novo Nordisk AS, Class B	266,706	34,032,867

Novonesis (Novozymes) B, Class B	54,222	3,181,171

Pandora AS	12,439	2,007,278

Royal Unibrew AS	10,504	694,589

Total Denmark		44,681,655

Finland – 1.2%

Metsa Board OYJ, Class B(a)	168,286	1,275,877

Orion OYJ, Class B	31,255	1,166,924

UPM-Kymmene OYJ	168,522	5,618,456

Total Finland		8,061,257

France – 6.9%

Airbus SE	79,822	14,717,387

Arkema SA	20,351	2,143,839

Eramet SA(a)	10,764	818,990

Gaztransport & Technigaz SA	7,660	1,145,783

Hermes International SCA	5,514	14,089,813

Interparfums SA	11,301	637,105

Kering SA	27,357	10,824,015

Total France		44,376,932

Germany – 4.1%

AIXTRON SE	5,243	138,730

Aurubis AG	8,347	587,582

Carl Zeiss Meditec AG, Bearer Shares	9,167	1,146,461

Deutsche Post AG, Registered Shares	411,468	17,737,643

Fielmann Group AG	10,572	485,940

Hugo Boss AG	8,752	516,277

Nemetschek SE	3,900	386,325

Puma SE	16,107	730,961

Rheinmetall AG	5,327	2,997,396

Siltronic AG	5,635	500,253

Stroeer SE & Co. KGaA	18,207	1,109,025

Total Germany		26,336,593

Hong Kong – 0.7%

Techtronic Industries Co. Ltd.	316,000	4,283,884

See Notes to Financial Statements.

58	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

March 31, 2024

Investments	Shares	Value

Hungary – 0.2%

Richter Gedeon Nyrt	48,235	$1,224,212

India – 2.8%

Aarti Industries Ltd.	10,706	85,434

Alkem Laboratories Ltd.	2,531	149,974

APL Apollo Tubes Ltd.	4,475	80,266

Astral Ltd.	2,115	50,496

Balkrishna Industries Ltd.	4,677	129,951

Blue Star Ltd.	6,487	99,068

Coforge Ltd.	4,842	319,449

CRISIL Ltd.	2,215	134,596

Crompton Greaves Consumer Electricals Ltd.	56,487	181,173

Deepak Nitrite Ltd.	602	15,342

Divi’s Laboratories Ltd.	8,448	348,981

Dr. Lal PathLabs Ltd.(b)	584	15,845

GlaxoSmithKline Pharmaceuticals Ltd.	6,289	146,784

Gujarat Gas Ltd.	22,228	145,051

Havells India Ltd.	11,242	204,210

HDFC Asset Management Co. Ltd.(b)	14,806	666,445

IndiaMart InterMesh Ltd.(b)	725	22,996

Ipca Laboratories Ltd.	4,148	61,542

JB Chemicals & Pharmaceuticals Ltd.	3,582	70,882

Jindal Stainless Ltd.	5,810	48,377

Jindal Steel & Power Ltd.	8,234	83,833

JSW Steel Ltd.	41,783	415,914

Jubilant Foodworks Ltd.	11,887	63,973

Kajaria Ceramics Ltd.	5,195	71,934

KPIT Technologies Ltd.	3,610	64,337

L&T Technology Services Ltd.(b)	2,467	162,174

Laurus Labs Ltd.(b)	19,352	91,038

LTIMindtree Ltd.(b)	6,108	361,665

Marico Ltd.	42,972	256,175

Mazagon Dock Shipbuilders Ltd.	1,297	28,989

Mphasis Ltd.	10,403	297,867

Navin Fluorine International Ltd.	1,772	66,168

Nestle India Ltd.	26,543	834,568

Oberoi Realty Ltd.	4,511	79,824

Page Industries Ltd.	433	178,859

Patanjali Foods Ltd.	5,716	91,727

Persistent Systems Ltd.	4,698	224,447

PI Industries Ltd.	3,010	139,580

Polycab India Ltd.	1,830	111,135

Relaxo Footwears Ltd.	902	8,839

SBI Cards & Payment Services Ltd.	14,099	115,383

Schaeffler India Ltd.	1,681	56,664

SKF India Ltd.	544	27,125

Sundram Fasteners Ltd.	4,440	58,219

Supreme Industries Ltd.	3,789	192,270

Tata Communications Ltd.	10,475	252,498

Tata Consultancy Services Ltd.	81,543	3,789,876

Tata Elxsi Ltd.	1,454	135,723

Tata Steel Ltd.	1,909,449	3,568,090

Tech Mahindra Ltd.	152,653	2,284,418

Titan Co. Ltd.	10,763	490,618

Torrent Pharmaceuticals Ltd.	7,475	233,080

Tube Investments of India Ltd.	1,364	61,110

Varun Beverages Ltd.	4,172	69,961

Vinati Organics Ltd.	26	458

Total India		17,945,401

Indonesia – 0.1%

Indosat Tbk. PT	419,500	295,674

Mitra Keluarga Karyasehat Tbk. PT(c)	355,300	61,402

Sumber Alfaria Trijaya Tbk. PT	1,369,600	251,374

Total Indonesia		608,450

Israel – 0.1%

Newmed Energy LP	285,956	731,964

Italy – 1.3%

Brunello Cucinelli SpA(a)	4,547	520,541

Carel Industries SpA(a)(b)	7,097	155,978

DiaSorin SpA(a)	5,520	533,563

Ferrari NV	8,527	3,720,500

Moncler SpA	38,723	2,893,165

Reply SpA	1,787	253,211

Total Italy		8,076,958

Japan – 6.1%

Advantest Corp.	29,300	1,320,141

Asahi Intecc Co. Ltd.	9,600	167,110

BayCurrent Consulting, Inc.	6,000	117,883

Dentsu Soken, Inc.	4,900	162,529

Disco Corp.	5,100	1,927,180

FANUC Corp.	158,300	4,377,320

Hoya Corp.	17,800	2,204,050

Ibiden Co. Ltd.(a)	2,300	101,045

Internet Initiative Japan, Inc.	16,400	307,314

Kakaku.com, Inc.	42,300	525,868

Keyence Corp.	6,600	3,032,568

Kobe Bussan Co. Ltd.	10,700	264,204

Kotobuki Spirits Co. Ltd.(a)	2,600	32,933

Lasertec Corp.	3,700	1,021,904

M3, Inc.	36,300	512,558

Mitsui High-Tec, Inc.	2,100	121,037

MonotaRO Co. Ltd.	36,800	441,931

Murata Manufacturing Co. Ltd.	185,300	3,457,578

Obic Co. Ltd.	5,600	842,710

Persol Holdings Co. Ltd.	595,400	839,921

SG Holdings Co. Ltd.	123,600	1,554,137

Shinko Electric Industries Co. Ltd.	4,200	155,878

Taiyo Yuden Co. Ltd.(a)	11,000	263,471

TechnoPro Holdings, Inc.	18,300	374,597

Toei Animation Co. Ltd.(a)	17,500	358,452

Tokyo Electron Ltd.	47,600	12,445,287

Tokyo Ohka Kogyo Co. Ltd.	16,700	505,265

Tokyo Seimitsu Co. Ltd.	6,100	490,716

Tosoh Corp.	102,500	1,396,511

Total Japan		39,322,098

See Notes to Financial Statements.

WisdomTree Trust	59

Schedule of Investments (continued)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

March 31, 2024

Investments	Shares	Value

Malaysia – 0.3%

MR DIY Group M Bhd.(b)	821,700	$258,680

Petronas Chemicals Group Bhd.	725,000	1,027,836

Press Metal Aluminium Holdings Bhd.	403,700	396,621

Total Malaysia		1,683,137

Mexico – 1.7%

Grupo Aeroportuario del Centro Norte SAB de CV	169,496	1,666,331

Grupo Aeroportuario del Pacifico SAB de CV, Class B(a)	113,573	1,824,424

Grupo Mexico SAB de CV, Series B	1,223,439	7,222,830

Total Mexico		10,713,585

Netherlands – 5.1%

ASM International NV	1,533	936,927

ASML Holding NV	20,658	19,905,551

Universal Music Group NV	254,994	7,677,971

Wolters Kluwer NV	28,443	4,460,317

Total Netherlands		32,980,766

Norway – 0.4%

Kongsberg Gruppen ASA	32,644	2,255,284

TOMRA Systems ASA	33,148	518,062

Total Norway		2,773,346

Poland – 0.1%

KGHM Polska Miedz SA	13,449	384,980

Russia – 0.0%

Evraz PLC*†	243,480	0

LUKOIL PJSC*†	68,533	0

LUKOIL PJSC, ADR*†	2,107	0

Magnitogorsk Iron & Steel Works PJSC, GDR*†(c)	54,588	0

MMC Norilsk Nickel PJSC*†	16,209	0

MMC Norilsk Nickel PJSC, ADR*†	12	0

Novatek PJSC*†	97,470	0

PhosAgro PJSC*†	8,504	0

PhosAgro PJSC, GDR*†(c)	166	0

Total Russia		0

Saudi Arabia – 0.3%

Aldrees Petroleum & Transport Services Co.	4,327	197,515

Sahara International Petrochemical Co.	232,728	1,920,526

Total Saudi Arabia		2,118,041

South Africa – 1.2%

Capitec Bank Holdings Ltd.	19,413	2,148,555

Gold Fields Ltd.	259,198	4,159,761

Northam Platinum Holdings Ltd.	167,750	1,000,409

OUTsurance Group Ltd.	187,734	416,388

Total South Africa		7,725,113

South Korea – 4.9%

Ecopro BM Co. Ltd.*	774	157,531

Ecopro Co. Ltd.*	2	940

JYP Entertainment Corp.	18	964

Kumho Petrochemical Co. Ltd.	5,985	603,724

LG Innotek Co. Ltd.	784	114,550

NCSoft Corp.	4,054	598,652

Samsung Electro-Mechanics Co. Ltd.	5,059	558,792

Samsung Electronics Co. Ltd.	479,775	29,365,615

Total South Korea		31,400,768

Spain – 2.0%

Endesa SA	606,765	11,248,330

Laboratorios Farmaceuticos Rovi SA	9,109	795,872

Viscofan SA(a)	11,283	717,734

Total Spain		12,761,936

Sweden – 1.8%

Evolution AB(b)	30,678	3,817,607

Fortnox AB	9,601	60,106

Husqvarna AB, Class B(a)	125,420	1,074,901

Investment AB Latour, Class B(a)	79,668	2,097,389

Munters Group AB(b)	8,955	160,883

Nibe Industrier AB, Class B(a)	120,657	593,095

Paradox Interactive AB	4,826	84,897

Sectra AB, Class B(a)	11,626	225,233

Securitas AB, Class B	140,907	1,454,192

Skanska AB, Class B(a)	117,788	2,098,518

Total Sweden		11,666,821

Switzerland – 10.0%

Clariant AG, Registered Shares*(a)	55,160	746,531

Logitech International SA, Registered Shares	14,091	1,263,450

Partners Group Holding AG	6,625	9,473,743

Roche Holding AG	89,166	22,739,458

Roche Holding AG, Bearer Shares(a)	10,253	2,766,159

Sika AG, Registered Shares	14,862	4,432,034

Sonova Holding AG, Registered Shares	8,963	2,598,245

Straumann Holding AG, Registered Shares	7,677	1,227,365

Tecan Group AG, Registered Shares(a)	986	409,200

UBS Group AG, Registered Shares	537,664	16,559,120

VAT Group AG(b)	3,987	2,068,530

Total Switzerland		64,283,835

Taiwan – 9.6%

Accton Technology Corp.	46,000	665,490

ASE Technology Holding Co. Ltd.	1,577,000	7,933,414

Asia Vital Components Co. Ltd.	26,000	443,576

ASMedia Technology, Inc.	3,000	224,507

Eclat Textile Co. Ltd.	59,000	1,019,482

Elite Material Co. Ltd.	35,000	441,280

Faraday Technology Corp.	19,849	213,353

Fortune Electric Co. Ltd.	15,000	320,121

Gigabyte Technology Co. Ltd.	64,000	631,931

Global Unichip Corp.	5,000	194,510

Hiwin Technologies Corp.	69,000	593,982

Jentech Precision Industrial Co. Ltd.	9,000	259,003

King Slide Works Co. Ltd.	8,000	312,466

Lotes Co. Ltd.	16,337	714,666

Micro-Star International Co. Ltd.	154,000	815,630

momo.com, Inc.	21,032	254,328

Nan Ya Printed Circuit Board Corp.	87,000	545,050

See Notes to Financial Statements.

60	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

March 31, 2024

Investments	Shares	Value

Nien Made Enterprise Co. Ltd.	58,000	$637,024

Powertech Technology, Inc.	273,000	1,710,329

Qisda Corp.	403,000	562,249

Quanta Computer, Inc.	380,000	3,484,931

Sinbon Electronics Co. Ltd.	31,000	267,346

Taiwan Semiconductor Manufacturing Co. Ltd.	1,417,000	34,491,321

Tripod Technology Corp.	97,000	619,823

Unimicron Technology Corp.	350,000	2,088,834

Wiwynn Corp.	19,000	1,347,665

WT Microelectronics Co. Ltd.(a)	88,315	407,032

Yageo Corp.	40,000	738,669

Total Taiwan		61,938,012

Thailand – 0.1%

Carabao Group PCL, NVDR	77,200	133,824

Delta Electronics Thailand PCL, NVDR(a)	138,300	282,380

Total Thailand		416,204

Turkey – 0.8%

Arcelik AS(a)	31,197	142,716

Aselsan Elektronik Sanayi ve Ticaret AS	35,696	61,899

BIM Birlesik Magazalar AS	58,859	656,779

Coca-Cola Icecek AS	3,369	60,190

Enerjisa Enerji AS(b)	91,149	164,537

Ford Otomotiv Sanayi AS	13,928	487,342

Haci Omer Sabanci Holding AS	337,552	860,783

Is Yatirim Menkul Degerler AS	49,613	48,613

Koza Altin Isletmeleri AS	81,576	58,751

Migros Ticaret AS	1,846	23,680

Tofas Turk Otomobil Fabrikasi AS	22,959	196,577

Turk Traktor ve Ziraat Makineleri AS	4,505	137,579

Turkcell Iletisim Hizmetleri AS	198,067	414,476

Turkiye Garanti Bankasi AS(a)	185,932	393,680

Turkiye Is Bankasi AS, Class C	2,693,741	948,371

Turkiye Sise ve Cam Fabrikalari AS	146,654	209,609

Total Turkey		4,865,582

United Kingdom – 9.5%

Admiral Group PLC	90,380	3,239,075

Airtel Africa PLC(b)	914,179	1,221,817

Ashtead Group PLC	52,613	3,748,534

Auto Trader Group PLC(b)	83,101	735,051

Bellway PLC	55,466	1,866,596

Burberry Group PLC	78,623	1,204,758

Diageo PLC	439,281	16,234,234

Greggs PLC	19,284	700,121

Hays PLC	632,309	754,433

Howden Joinery Group PLC	118,839	1,361,319

Imperial Brands PLC	563,096	12,590,558

JD Sports Fashion PLC	230,249	391,209

Redrow PLC	153,950	1,294,247

RELX PLC	261,632	11,316,546

Rightmove PLC	87,113	604,810

RS Group PLC	100,637	923,978

Sage Group PLC	104,264	1,666,809

Spirax-Sarco Engineering PLC	9,397	1,193,012

Total United Kingdom		61,047,107
TOTAL COMMON STOCKS (Cost: $539,889,996)		639,597,019

WARRANTS – 0.0%

Canada – 0.0%
Constellation Software, Inc., expiring 3/31/40*†(a) (Cost: $0)	545	0

EXCHANGE-TRADED FUNDS – 0.0%

United States – 0.0%

WisdomTree Emerging Markets High Dividend Fund(d)	10	418
WisdomTree International Equity Fund(d)	10	548
TOTAL EXCHANGE-TRADED FUNDS (Cost: $845)		966

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 5.5%

United States – 5.5%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(e)
(Cost: $35,388,732)	35,388,732	35,388,732

TOTAL INVESTMENTS IN SECURITIES – 105.1% (Cost: $575,279,573)		674,986,717

Other Assets less Liabilities – (5.1)%		(32,475,361)

NET ASSETS – 100.0%		$642,511,356
*	Non-income producing security.

†

This security is being fair valued using significant unobservable inputs (i.e., Level 3 on the fair value hierarchy) by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust. The aggregate value of Level 3 fair valued securities is $0, which represents 0.0% of net assets.

(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $48,910,080 and the total market value of the collateral held by the Fund was $51,283,026. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $15,894,294.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(e)	Rate shown represents annualized 7-day yield as of March 31, 2024.

See Notes to Financial Statements.

WisdomTree Trust	61

Schedule of Investments (concluded)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

March 31, 2024

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2024 were as follows:

Affiliate	Value at 3/31/2023	Purchases/ Additions	Sales/ Reductions	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2024	Dividend Income
WisdomTree Emerging Markets High Dividend Fund	$1,023,167	$2,487,358	$3,514,901	$136,877	$(132,083)	$418	$57,304
WisdomTree International Equity Fund	1,549,089	3,750,411	5,293,440	272,454	(277,966)	548	62,273
Total	$2,572,256	$6,237,769	$8,808,341	$409,331	$(410,049)	$966	$119,577

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs	4/1/2024	38,536	USD	144,539	SAR	$—	$(3)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
Russia	$—	$—	$0	*	$0
Other	639,597,019	—	—		639,597,019
Warrants	—	—	0	*	0
Exchange-Traded Funds	966	—	—		966
Investment of Cash Collateral for Securities Loaned	—	35,388,732	—		35,388,732
Total Investments in Securities	$639,597,985	$35,388,732	$0		$674,986,717
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(3)	$—		$(3)
Total – Net	$639,597,985	$35,388,729	$0		$674,986,714
*

Fair valuations using significant unobservable inputs were determined by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust.

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

62	WisdomTree Trust

Schedule of Investments

WisdomTree Global High Dividend Fund (DEW)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 99.4%

Australia – 3.1%

Ampol Ltd.(a)	2,134	$55,396

ANZ Group Holdings Ltd.	10,750	206,191

APA Group	9,955	54,620

Bendigo & Adelaide Bank Ltd.(a)	7,415	49,585

Coles Group Ltd.	7,850	86,755

Commonwealth Bank of Australia(a)	4,882	383,285

Dexus(a)	3,246	16,751

Endeavour Group Ltd.(a)	12,777	45,930

GPT Group(a)	20,745	61,851

IGO Ltd.(a)	4,455	20,549

Incitec Pivot Ltd.	13,909	26,225

JB Hi-Fi Ltd.	1,309	54,869

Macquarie Group Ltd.	1,248	162,595

Medibank Pvt Ltd.	19,613	48,111

Metcash Ltd.	14,863	37,914

Mirvac Group(a)	29,186	44,937

National Australia Bank Ltd.	6,815	154,013

New Hope Corp. Ltd.(a)	5,759	17,471

Origin Energy Ltd.	7,326	43,971

Pilbara Minerals Ltd.(a)	17,038	42,573

Rio Tinto Ltd.(a)	1,584	125,827

Rio Tinto PLC	5,960	377,728

Santos Ltd.	12,354	62,463

Scentre Group	43,012	95,127

Stockland(a)	21,501	68,032

Suncorp Group Ltd.	4,514	48,238

Telstra Group Ltd.	43,419	109,340

Transurban Group(a)	11,143	96,832

Vicinity Ltd.(a)	40,070	55,682

Viva Energy Group Ltd.(b)	19,329	46,658

Wesfarmers Ltd.(a)	4,441	198,176

Westpac Banking Corp.	10,231	174,210

Whitehaven Coal Ltd.	7,215	33,420

Woodside Energy Group Ltd.	13,669	271,988

Yancoal Australia Ltd.(a)	13,307	45,491

Total Australia		3,422,804

Austria – 0.3%

BAWAG Group AG*(b)	641	40,637

Erste Group Bank AG	2,669	119,048

Mondi PLC	2,968	52,322

OMV AG	2,000	94,738

Verbund AG	609	44,560

voestalpine AG	1,049	29,456

Total Austria		380,761

Belgium – 0.3%

Aedifica SA	610	37,519

Ageas SA	1,065	49,367

Cofinimmo SA	546	35,764

KBC Group NV	2,041	153,021

Solvay SA(a)	511	13,962

Warehouses De Pauw CVA	1,766	50,467

Total Belgium		340,100

Brazil – 1.5%

Ambev SA	32,113	80,129

Banco Bradesco SA	17,254	43,914

Banco do Brasil SA	19,883	224,905

BB Seguridade Participacoes SA	8,497	55,203

CPFL Energia SA	6,441	44,793

Engie Brasil Energia SA	5,753	46,272

Klabin SA	6,697	33,796

Lojas Renner SA	16,877	57,251

Neoenergia SA	7,614	30,955

Petroleo Brasileiro SA	76,877	587,918

Telefonica Brasil SA	3,138	31,721

TIM SA	4,433	15,764

Vale SA	26,001	315,977

Vibra Energia SA	10,820	54,062

Total Brazil		1,622,660

Canada – 3.8%

AltaGas Ltd.(a)	1,346	29,760

Atco Ltd., Class I(a)	1,609	44,837

Bank of Montreal	2,102	205,424

Bank of Nova Scotia(a)	4,586	237,459

BCE, Inc.	5,725	194,732

Brookfield Infrastructure Corp., Class A(a)	1,295	46,699

Canadian Imperial Bank of Commerce(a)	2,799	142,034

Canadian Natural Resources Ltd.(a)	3,754	286,644

Canadian Tire Corp. Ltd., Class A(a)	190	18,968

Canadian Utilities Ltd., Class A(a)	65	1,482

Capital Power Corp.(a)	1,142	32,245

Choice Properties Real Estate Investment Trust	4,203	42,799

Emera, Inc.(a)	372	13,104

Enbridge, Inc.(a)	13,402	484,779

Fortis, Inc.(a)	1,192	47,143

Great-West Lifeco, Inc.(a)	3,270	104,679

IGM Financial, Inc.(a)	2,107	54,386

Keyera Corp.(a)	2,266	58,423

Manulife Financial Corp.(a)	6,596	164,894

National Bank of Canada	1,055	88,922

Northland Power, Inc.(a)	2,741	44,824

Paramount Resources Ltd., Class A(a)	809	16,434

Pembina Pipeline Corp.(a)	2,205	77,902

Power Corp. of Canada(a)	2,400	67,358

RioCan Real Estate Investment Trust	3,483	47,538

Royal Bank of Canada	5,883	593,930

Sun Life Financial, Inc.	2,969	162,157

Suncor Energy, Inc.	4,344	160,470

TELUS Corp.	8,450	135,312

Toronto-Dominion Bank	5,289	319,509

Tourmaline Oil Corp.(a)	3,413	159,723

Whitecap Resources, Inc.(a)	3,996	30,267

Total Canada		4,114,837

Chile – 0.3%

Banco de Chile	862,248	95,820

Banco Santander Chile	482,180	23,990

See Notes to Financial Statements.

WisdomTree Trust	63

Schedule of Investments (continued)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2024

Investments	Shares	Value

Cencosud SA	15,779	$27,348

Empresas CMPC SA	24,468	49,667

Empresas Copec SA	5,126	36,786

Enel Chile SA	732,113	43,963

Total Chile		277,574

China – 2.5%

Agricultural Bank of China Ltd., Class H	266,074	112,189

Anhui Conch Cement Co. Ltd., Class H	18,000	37,442

Bank of China Ltd., Class H	786,000	324,385

Bank of Communications Co. Ltd., Class H	212,000	139,230

BOC Hong Kong Holdings Ltd.	23,000	61,567

China CITIC Bank Corp. Ltd., Class H	142,000	75,659

China Construction Bank Corp., Class H	825,536	497,867

China Feihe Ltd.(b)	53,000	24,921

China Life Insurance Co. Ltd., Class H	45,000	53,990

China Medical System Holdings Ltd.	17,000	17,855

China Merchants Bank Co. Ltd., Class H	25,000	98,863

China Minsheng Banking Corp. Ltd., Class H(a)	141,000	48,823

China Pacific Insurance Group Co. Ltd., Class H	11,000	19,255

China Railway Group Ltd., Class H	35,000	17,307

China Shenhua Energy Co. Ltd., Class H	59,000	231,810

CSPC Pharmaceutical Group Ltd.	70,000	55,006

ENN Energy Holdings Ltd.	5,500	42,376

Industrial & Commercial Bank of China Ltd., Class H	518,000	260,772

PetroChina Co. Ltd., Class H	332,000	283,792

PICC Property & Casualty Co. Ltd., Class H	42,000	55,381

Ping An Insurance Group Co. of China Ltd., Class H	29,500	124,574

Postal Savings Bank of China Co. Ltd., Class H(a)(b)	58,000	30,310

Sinopharm Group Co. Ltd., Class H	12,000	30,742

Tingyi Cayman Islands Holding Corp.	28,000	30,696

Wilmar International Ltd.	8,900	22,619

Total China		2,697,431

Czech Republic – 0.1%
CEZ AS(a)	3,384	120,976

Denmark – 0.1%

Danske Bank AS	2,422	72,451

Tryg AS	2,769	57,012

Total Denmark		129,463

Finland – 0.6%

Elisa OYJ	1,254	56,001

Kesko OYJ, Class B	2,497	46,694

Kone OYJ, Class B	1,801	83,911

Nordea Bank Abp(a)	26,714	297,805

Sampo OYJ, Class A	727	31,025

UPM-Kymmene OYJ	2,176	72,547

Valmet OYJ(a)	1,875	49,390

Total Finland		637,373

France – 2.9%

Amundi SA(b)	873	60,012

AXA SA	12,069	453,797

BNP Paribas SA	4,087	290,704

Bouygues SA	906	37,016

Cie Generale des Etablissements Michelin SCA	3,363	129,010

Credit Agricole SA	15,907	237,353

Danone SA	2,797	180,913

Eiffage SA	449	50,989

Gecina SA	569	58,164

Klepierre SA(a)	1,674	43,390

La Francaise des Jeux SAEM(b)	1,305	53,247

Orange SA	11,637	136,840

Publicis Groupe SA	1,145	124,959

Rexel SA	1,552	41,954

Rubis SCA	1,905	67,359

Societe Generale SA	4,131	110,689

TotalEnergies SE(a)	13,067	895,712

Veolia Environnement SA	3,929	127,851

Verallia SA(b)	1,142	44,450

Total France		3,144,409

Germany – 2.2%

Allianz SE, Registered Shares	1,780	534,043

Bayer AG, Registered Shares	4,083	125,366

Bayerische Motoren Werke AG	5,594	646,201

Deutsche Post AG, Registered Shares	4,142	178,554

DWS Group GmbH & Co. KGaA(b)	1,306	57,519

E.ON SE	13,832	192,483

Evonik Industries AG	2,702	53,475

HochTief AG	424	49,318

K&S AG, Registered Shares	2,433	37,996

Mercedes-Benz Group AG	6,532	520,697

Total Germany		2,395,652

Hong Kong – 0.5%

Bank of East Asia Ltd.	24,200	28,818

CLP Holdings Ltd.	11,000	87,632

Hang Seng Bank Ltd.	7,900	86,455

Hong Kong & China Gas Co. Ltd.	108,000	81,830

Link REIT	10,666	45,859

MTR Corp. Ltd.	26,500	87,357

Power Assets Holdings Ltd.	7,000	40,964

Sun Hung Kai Properties Ltd.	8,000	77,123

Swire Pacific Ltd., Class B	25,000	32,582

Swire Properties Ltd.	15,800	33,189

Total Hong Kong		601,809

Hungary – 0.0%
MOL Hungarian Oil & Gas PLC	3,798	30,813

India – 0.8%

Coal India Ltd.	37,814	196,817

HCL Technologies Ltd.	8,605	159,255

Indian Oil Corp. Ltd.	53,115	106,832

NMDC Ltd.	19,461	47,076

Oil & Natural Gas Corp. Ltd.	33,561	107,863

Petronet LNG Ltd.	11,055	34,887

Power Grid Corp. of India Ltd.	48,030	159,462

Tech Mahindra Ltd.	4,122	61,685

See Notes to Financial Statements.

64	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2024

Investments	Shares	Value

Vedanta Ltd.	17,840	$58,106

Total India		931,983

Indonesia – 0.6%

Adaro Energy Indonesia Tbk. PT	216,400	36,851

Astra International Tbk. PT	371,800	120,768

Bank Mandiri Persero Tbk. PT	323,100	147,744

Bank Rakyat Indonesia Persero Tbk. PT	626,400	239,024

Bukit Asam Tbk. PT	104,500	19,575

Indo Tambangraya Megah Tbk. PT	8,100	13,641

Indofood Sukses Makmur Tbk. PT	48,700	19,581

Telkom Indonesia Persero Tbk. PT	319,800	69,991

United Tractors Tbk. PT	23,000	35,069

Total Indonesia		702,244

Ireland – 0.1%
Smurfit Kappa Group PLC	1,355	61,858

Israel – 0.2%

Amot Investments Ltd.	4,286	20,379

Bank Hapoalim BM	7,836	73,747

Delek Group Ltd.	354	46,466

First International Bank of Israel Ltd.	486	20,296

Israel Discount Bank Ltd., Class A	9,574	49,729

Mizrahi Tefahot Bank Ltd.	1,367	51,453

Total Israel		262,070

Italy – 1.9%

A2A SpA	30,304	54,771

Assicurazioni Generali SpA	8,320	210,802

Banca Mediolanum SpA	6,160	67,726

Banco BPM SpA	7,955	52,992

Enel SpA	82,269	543,676

Eni SpA(a)	15,054	238,152

FinecoBank Banca Fineco SpA(a)	3,702	55,514

Hera SpA(a)	12,240	43,174

Intesa Sanpaolo SpA	76,171	276,656

Italgas SpA	11,107	64,776

Mediobanca Banca di Credito Finanziario SpA(a)	4,253	63,433

Poste Italiane SpA(a)(b)	5,965	74,762

Snam SpA(a)	8,272	39,094

Terna – Rete Elettrica Nazionale(a)	7,604	62,906

UniCredit SpA	5,005	190,135

UnipolSai Assicurazioni SpA(a)	13,567	39,327

Total Italy		2,077,896

Japan – 1.5%

AGC, Inc.	800	29,221

ENEOS Holdings, Inc.	3,100	14,979

Haseko Corp.(a)	2,100	26,308

Isuzu Motors Ltd.(a)	3,000	40,735

Japan Post Holdings Co. Ltd.	11,700	118,434

Japan Tobacco, Inc.	12,900	345,546

MS&AD Insurance Group Holdings, Inc.	4,700	84,190

Nippon Steel Corp.(a)	6,200	150,263

Niterra Co. Ltd.(a)	2,100	70,543

SBI Holdings, Inc.	2,100	54,822

Sekisui House Ltd.	2,800	65,030

SoftBank Corp.(a)	15,500	199,812

Sojitz Corp.(a)	2,100	55,322

Sompo Holdings, Inc.	3,500	73,772

Sumitomo Corp.	5,986	144,444

Sumitomo Mitsui Trust Holdings, Inc.	2,100	45,900

Takeda Pharmaceutical Co. Ltd.(a)	5,000	138,227

Tosoh Corp.(a)	2,600	35,424

Total Japan		1,692,972

Malaysia – 0.6%

CIMB Group Holdings Bhd.	77,300	108,445

HAP Seng Consolidated Bhd.	13,900	13,128

Kuala Lumpur Kepong Bhd.	6,000	28,447

Malayan Banking Bhd.	80,793	165,410

Maxis Bhd.	33,000	23,497

MISC Bhd.	30,800	49,913

Petronas Gas Bhd.	18,300	68,127

Public Bank Bhd.	130,500	116,355

RHB Bank Bhd.	10,667	12,779

Sime Darby Bhd.	53,300	29,279

Total Malaysia		615,380

Mexico – 1.0%

Arca Continental SAB de CV	5,068	55,325

Banco del Bajio SA(b)	11,307	44,080

Coca-Cola Femsa SAB de CV	5,750	55,481

Fibra Uno Administracion SA de CV	50,991	84,700

Grupo Aeroportuario del Centro Norte SAB de CV	4,966	48,821

Grupo Financiero Banorte SAB de CV, Class O	35,960	381,564

Grupo Mexico SAB de CV, Series B	20,215	119,344

Kimberly-Clark de Mexico SAB de CV, Class A	19,268	44,745

Orbia Advance Corp. SAB de CV	2,039	4,260

Promotora y Operadora de Infraestructura SAB de CV	4,965	52,575

Wal-Mart de Mexico SAB de CV	44,492	179,341

Total Mexico		1,070,236

Netherlands – 0.5%

Aegon Ltd.	10,279	62,722

ING Groep NV, Series N(a)	20,861	343,491

Koninklijke KPN NV	26,959	100,915

Koninklijke Vopak NV	722	27,861

Randstad NV(a)	536	28,319

SBM Offshore NV(a)	739	11,804

Signify NV(b)	554	17,100

Total Netherlands		592,212

Norway – 0.5%

Aker BP ASA	4,063	101,045

DNB Bank ASA	7,112	141,013

Gjensidige Forsikring ASA	3,114	45,123

SpareBank 1 SR-Bank ASA	3,770	47,261

Telenor ASA	4,859	54,083

Var Energi ASA	22,718	74,655

Wallenius Wilhelmsen ASA	5,385	43,855

Total Norway		507,035

See Notes to Financial Statements.

WisdomTree Trust	65

Schedule of Investments (continued)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2024

Investments	Shares	Value

Philippines – 0.1%

International Container Terminal Services, Inc.	12,290	$69,523

PLDT, Inc.	850	20,715

Total Philippines		90,238

Poland – 0.3%

Bank Polska Kasa Opieki SA	1,672	76,247

ORLEN SA	9,288	151,580

Powszechny Zaklad Ubezpieczen SA	4,431	54,235

Total Poland		282,062

Portugal – 0.2%

EDP – Energias de Portugal SA	22,609	88,148

Galp Energia SGPS SA	2,680	44,328

Navigator Co. SA	11,159	48,809

Total Portugal		181,285

Russia – 0.0%

Evraz PLC*†	5,263	0

Magnit PJSC*†	447	0

Magnitogorsk Iron & Steel Works PJSC, GDR*†(c)	1,299	0

MMC Norilsk Nickel PJSC*†	321	0

MMC Norilsk Nickel PJSC, ADR*†	5	0

Mobile TeleSystems PJSC, ADR*†	3,583	0

Novolipetsk Steel PJSC*†	11,640	0

PhosAgro PJSC*†	247	0

PhosAgro PJSC, GDR*†	4	0

Polyus PJSC*†	83	0

Sberbank of Russia PJSC*†	14,088	0

Sberbank of Russia PJSC, ADR*†	6,465	0

Severstal PAO, GDR*†(c)	1,737	0

Tatneft PJSC*†	2,124	0

Tatneft PJSC, ADR*†	85	0

Total Russia		0

Saudi Arabia – 0.6%

Arabian Centres Co. Ltd.	4,044	27,388

Banque Saudi Fransi	4,670	48,499

Jarir Marketing Co.	11,039	43,267

Riyad Bank	7,389	58,710

SABIC Agri-Nutrients Co.	2,545	83,193

Sahara International Petrochemical Co.	989	8,161

Saudi Aramco Base Oil Co.	1,247	55,659

Saudi Awwal Bank	4,821	53,345

Saudi Basic Industries Corp.	4,345	90,480

Saudi Cement Co.	3,049	37,884

Saudi Telecom Co.	12,035	127,073

Total Saudi Arabia		633,659

Singapore – 1.1%

DBS Group Holdings Ltd.	12,514	334,084

Genting Singapore Ltd.	70,600	46,296

Keppel Ltd.	6,400	34,807

Netlink NBN Trust(c)	71,700	45,424

Oversea-Chinese Banking Corp. Ltd.	27,813	278,006

Singapore Airlines Ltd.(a)	19,900	94,369

Singapore Technologies Engineering Ltd.	13,717	40,858

Singapore Telecommunications Ltd.	92,000	172,466

United Overseas Bank Ltd.	6,913	150,133

Venture Corp. Ltd.	2,200	23,262

Total Singapore		1,219,705

South Africa – 0.5%

Absa Group Ltd.	1,262	9,872

Anglo American Platinum Ltd.(a)	380	15,422

FirstRand Ltd.(a)	28,605	93,249

Nedbank Group Ltd.	4,292	51,829

Old Mutual Ltd.	66,184	41,067

Sanlam Ltd.	12,062	44,200

Sasol Ltd.	6,309	48,773

Standard Bank Group Ltd.	16,939	165,702

Vodacom Group Ltd.	8,873	46,178

Woolworths Holdings Ltd.	12,362	38,654

Total South Africa		554,946

South Korea – 0.6%

DB Insurance Co. Ltd.	657	46,216

GS Holdings Corp.	1,105	39,603

Hana Financial Group, Inc.	2,683	114,993

Industrial Bank of Korea	2,360	23,666

KB Financial Group, Inc.	1,844	95,196

KT&G Corp.	705	48,964

Samsung Fire & Marine Insurance Co. Ltd.	197	44,778

Samsung Life Insurance Co. Ltd.	498	34,143

Shinhan Financial Group Co. Ltd.	1,899	64,887

Woori Financial Group, Inc.	16,114	171,404

Total South Korea		683,850

Spain – 1.8%

Acerinox SA	2,964	32,539

ACS Actividades de Construccion y Servicios SA	1,542	64,583

Banco Bilbao Vizcaya Argentaria SA	33,154	395,302

Bankinter SA(a)	3,883	28,441

CaixaBank SA(a)	31,975	155,157

Enagas SA(a)	2,528	37,582

Endesa SA	10,426	193,279

Fluidra SA	1,430	33,853

Fomento de Construcciones y Contratas SA	1,647	22,483

Iberdrola SA	36,496	453,083

Inmobiliaria Colonial Socimi SA(a)	1,781	10,560

Mapfre SA(a)	20,766	52,525

Merlin Properties Socimi SA	2,655	28,602

Naturgy Energy Group SA(a)	6,520	141,536

Redeia Corp. SA	3,814	65,103

Repsol SA	5,614	93,615

Telefonica SA	32,078	141,660

Total Spain		1,949,903

Sweden – 0.4%

H & M Hennes & Mauritz AB, Class B	4,563	74,501

Skandinaviska Enskilda Banken AB, Class A	9,775	132,511

Skanska AB, Class B(a)	2,627	46,803

SKF AB, Class B(a)	1,554	31,755

See Notes to Financial Statements.

66	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2024

Investments	Shares	Value

Svenska Handelsbanken AB, Class A(a)	6,513	$65,936

Swedbank AB, Class A(a)	6,264	124,371

Total Sweden		475,877

Switzerland – 1.6%

Adecco Group AG, Registered Shares	1,295	51,271

Baloise Holding AG, Registered Shares	150	23,532

Helvetia Holding AG, Registered Shares(a)	405	55,892

Holcim AG, Registered Shares	3,481	315,597

Julius Baer Group Ltd.	1,051	60,771

Kuehne & Nagel International AG, Registered Shares	786	219,036

SGS SA, Registered Shares*(a)	1,124	109,193

Swiss Life Holding AG, Registered Shares	106	74,401

Swiss Prime Site AG, Registered Shares	737	69,592

Swiss Re AG	1,874	241,246

Swisscom AG, Registered Shares*	254	155,496

Zurich Insurance Group AG	794	428,691

Total Switzerland		1,804,718

Taiwan – 2.6%

ASE Technology Holding Co. Ltd.	52,000	261,596

Asia Cement Corp.	21,000	27,100

Asustek Computer, Inc.	4,000	53,682

Chunghwa Telecom Co. Ltd.	38,000	149,609

Compal Electronics, Inc.	47,000	53,163

CTBC Financial Holding Co. Ltd.	85,480	88,275

Far Eastern New Century Corp.	41,000	42,597

Far EasTone Telecommunications Co. Ltd.	2,000	5,093

Formosa Plastics Corp.	26,000	55,975

Giant Manufacturing Co. Ltd.	6,217	42,252

Hon Hai Precision Industry Co. Ltd.	64,000	299,967

Lite-On Technology Corp., ADR	19,000	59,962

MediaTek, Inc.	19,000	709,454

Micro-Star International Co. Ltd.	5,000	26,482

Nan Ya Plastics Corp.	28,000	48,995

Novatek Microelectronics Corp.	7,000	132,111

Pegatron Corp.	21,680	69,097

Pou Chen Corp.	38,000	42,923

Powertech Technology, Inc.	10,000	62,649

Realtek Semiconductor Corp.	6,000	104,989

Shanghai Commercial & Savings Bank Ltd.	39,000	58,920

Taiwan Mobile Co. Ltd.	21,000	67,586

Uni-President Enterprises Corp.	30,000	72,648

Unimicron Technology Corp.	9,000	53,713

United Microelectronics Corp.	102,000	166,369

Walsin Lihwa Corp.	38,000	44,586

Total Taiwan		2,799,793

Thailand – 0.3%

PTT Exploration & Production PCL, NVDR	13,300	55,770

PTT PCL, NVDR	74,800	69,700

SCB X PCL, NVDR	33,700	105,291

Tisco Financial Group PCL, NVDR	11,200	30,542

TMBThanachart Bank PCL, NVDR	402,400	20,072

Total Thailand		281,375

Turkey – 0.1%

Akbank TAS	36,197	52,340

Turkiye Petrol Rafinerileri AS	15,907	87,028

Total Turkey		139,368

United Kingdom – 3.3%

Admiral Group PLC	1,466	52,539

Barclays PLC	56,808	131,469

Bellway PLC	1,398	47,047

BP PLC	55,746	349,078

British American Tobacco PLC	17,046	518,093

British Land Co. PLC	10,000	49,924

BT Group PLC(a)	51,864	71,840

DS Smith PLC	12,435	62,316

Games Workshop Group PLC	288	36,527

Hargreaves Lansdown PLC(a)	4,584	42,620

HSBC Holdings PLC	98,280	768,502

Imperial Brands PLC	4,892	109,383

ITV PLC	35,141	32,806

J Sainsbury PLC	975	3,330

Land Securities Group PLC	5,667	47,119

Lloyds Banking Group PLC	236,087	154,367

National Grid PLC	24,466	329,465

NatWest Group PLC	42,558	142,737

Schroders PLC	8,989	42,764

Severn Trent PLC	16	499

SSE PLC	8,880	185,091

St. James’s Place PLC	4,341	25,472

Tesco PLC	35,331	132,378

TORM PLC, Class A	1,548	52,493

United Utilities Group PLC	2,860	37,177

Vodafone Group PLC	238,283	212,092

Total United Kingdom		3,637,128

United States – 60.0%

AbbVie, Inc.	24,980	4,548,858

AGCO Corp.	1,346	165,585

Agree Realty Corp.	21	1,200

Alexandria Real Estate Equities, Inc.	2,135	275,223

ALLETE, Inc.	1,257	74,967

Alliant Energy Corp.	283	14,263

Altria Group, Inc.	55,692	2,429,285

American Electric Power Co., Inc.	5,475	471,397

American Tower Corp.	4,396	868,606

Amgen, Inc.	3,908	1,111,123

Antero Midstream Corp.	5,923	83,277

Associated Banc-Corp.	1,221	26,264

Atlantic Union Bankshares Corp.	907	32,026

AvalonBay Communities, Inc.	1,921	356,461

Avista Corp.	1,347	47,172

Bank of America Corp.	56,630	2,147,410

Bank of New York Mellon Corp.	5,734	330,393

Bank OZK	1,177	53,506

Best Buy Co., Inc.	2,741	224,844

Black Hills Corp.	726	39,640

See Notes to Financial Statements.

WisdomTree Trust	67

Schedule of Investments (continued)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2024

Investments	Shares	Value

Bloomin’ Brands, Inc.	1,527	$43,794

Blue Owl Capital, Inc.	3,298	62,200

Bristol-Myers Squibb Co.	29,646	1,607,703

Brixmor Property Group, Inc.	748	17,541

Broadstone Net Lease, Inc.	5,642	88,410

Brookfield Renewable Corp., Class A(a)	775	19,036

Cadence Bank	1,136	32,944

Cal-Maine Foods, Inc.	864	50,846

Camden Property Trust	1,220	120,048

Campbell Soup Co.	2,615	116,237

CareTrust REIT, Inc.	2,023	49,300

Carter’s, Inc.	656	55,550

Cathay General Bancorp	816	30,869

Chemours Co.	931	24,448

Chevron Corp.	15,817	2,494,974

Chord Energy Corp.	388	69,157

Citigroup, Inc.	19,217	1,215,283

Clorox Co.	344	52,670

CMS Energy Corp.	665	40,126

CNA Financial Corp.	2,700	122,634

Coca-Cola Co.	51,700	3,163,006

Cogent Communications Holdings, Inc.(a)	1,068	69,772

Cohen & Steers, Inc.	661	50,824

Columbia Banking System, Inc.	3,293	63,720

Comerica, Inc.	1,850	101,731

Community Bank System, Inc.	891	42,795

Conagra Brands, Inc.	5,835	172,949

ConocoPhillips	10,528	1,340,004

Consolidated Edison, Inc.	4,549	413,095

COPT Defense Properties	2,129	51,458

Corebridge Financial, Inc.	5,320	152,844

Corning, Inc.	6,826	224,985

Cousins Properties, Inc.	1,734	41,685

CubeSmart	4,341	196,300

Cullen/Frost Bankers, Inc.	567	63,827

CVB Financial Corp.	994	17,733

CVR Energy, Inc.(a)	1,305	46,536

Darden Restaurants, Inc.	1,479	247,215

Dick’s Sporting Goods, Inc.	561	126,146

Digital Realty Trust, Inc.	2,872	413,683

Dominion Energy, Inc.	12,367	608,333

Douglas Emmett, Inc.	1,573	21,817

Dow, Inc.	8,970	519,632

DT Midstream, Inc.	839	51,263

DTE Energy Co.	2,176	244,017

Duke Energy Corp.	8,452	817,393

East West Bancorp, Inc.	1,134	89,711

Eastman Chemical Co.	1,350	135,297

Edison International	4,358	308,241

Energizer Holdings, Inc.	957	28,174

Entergy Corp.	2,350	248,348

EPR Properties	1,670	70,891

Equitrans Midstream Corp.	4,681	58,466

Equity Residential	2,433	153,547

Essential Properties Realty Trust, Inc.	519	13,837

Essential Utilities, Inc.	2,503	92,736

Essex Property Trust, Inc.	674	165,002

Evergy, Inc.	2,817	150,371

Eversource Energy	2,131	127,370

Exelon Corp.	8,838	332,044

Federal Realty Investment Trust	1,532	156,448

Fidelity National Financial, Inc.	1,402	74,446

Fifth Third Bancorp	7,686	285,996

First American Financial Corp.	489	29,853

First Hawaiian, Inc.	1,575	34,587

First Interstate BancSystem, Inc., Class A	2,341	63,699

FirstEnergy Corp.	4,172	161,123

Flowers Foods, Inc.	3,513	83,434

FNB Corp.(a)	1,904	26,846

Franklin Resources, Inc.	1,902	53,465

Gaming & Leisure Properties, Inc.	5,807	267,528

Gap, Inc.	3,393	93,477

General Mills, Inc.	5,085	355,797

Gilead Sciences, Inc.	17,315	1,268,324

Glacier Bancorp, Inc.	1,238	49,867

Goldman Sachs Group, Inc.	2,245	937,714

GSK PLC	16,572	357,688

Hannon Armstrong Sustainable Infrastructure Capital, Inc.(a)	2,440	69,296

Hasbro, Inc.	189	10,682

Host Hotels & Resorts, Inc.	7,900	163,372

HP, Inc.	9,283	280,532

Huntsman Corp.	1,478	38,472

Independence Realty Trust, Inc.	3,213	51,826

Independent Bank Corp.	778	40,472

Ingredion, Inc.	805	94,064

Innovative Industrial Properties, Inc.	591	61,192

International Business Machines Corp.	9,708	1,853,840

International Paper Co.	4,051	158,070

Interpublic Group of Cos., Inc.	3,620	118,121

Invesco Ltd.	3,952	65,564

Iron Mountain, Inc.	2,976	238,705

Jackson Financial, Inc., Class A	1,051	69,513

Jefferies Financial Group, Inc.	1,294	57,065

Juniper Networks, Inc.	1,069	39,617

Kellanova	3,785	216,843

Kennedy-Wilson Holdings, Inc.	2,597	22,282

Kenvue, Inc.	18,299	392,697

Kilroy Realty Corp.	2,306	84,008

Kimberly-Clark Corp.	4,532	586,214

Kimco Realty Corp.	8,486	166,410

Kohl’s Corp.	2,884	84,069

Kontoor Brands, Inc.	635	38,259

Kraft Heinz Co.	14,040	518,076

Lamar Advertising Co., Class A	1,980	236,432

LCI Industries(a)	195	23,997

Leggett & Platt, Inc.	2,856	54,692

Lincoln National Corp.	2,856	91,192

See Notes to Financial Statements.

68	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2024

Investments	Shares	Value

LXP Industrial Trust	5,017	$45,253

M&T Bank Corp.	1,378	200,416

Macy’s, Inc.	2,933	58,631

ManpowerGroup, Inc.	492	38,199

MDC Holdings, Inc.	1,101	69,264

MetLife, Inc.	4,754	352,319

Mid-America Apartment Communities, Inc.	1,281	168,554

Moelis & Co., Class A	789	44,792

Morgan Stanley	13,630	1,283,401

MSC Industrial Direct Co., Inc., Class A	312	30,276

National Fuel Gas Co.	1,355	72,791

National Health Investors, Inc.	1,251	78,600

National Storage Affiliates Trust	1,789	70,057

Navient Corp.	1,941	33,773

New Jersey Resources Corp.	155	6,651

New York Community Bancorp, Inc.(a)	8,616	27,744

Nexstar Media Group, Inc.(a)	343	59,095

NiSource, Inc.	2,234	61,792

NNN REIT, Inc.	4,312	184,295

Nordstrom, Inc.	1,126	22,824

Northern Oil & Gas, Inc.(a)	863	34,244

Northwestern Energy Group, Inc.	1,024	52,152

NRG Energy, Inc.	2,235	151,287

OGE Energy Corp.	3,769	129,277

Old National Bancorp	1,675	29,162

Old Republic International Corp.	393	12,073

Omnicom Group, Inc.	1,527	147,753

ONE Gas, Inc.	877	56,593

OneMain Holdings, Inc.	3,704	189,237

ONEOK, Inc.	7,888	632,381

Organon & Co.	407	7,652

PACCAR, Inc.	5,718	708,403

Pacific Premier Bancorp, Inc.	918	22,032

Packaging Corp. of America	922	174,977

Park Hotels & Resorts, Inc.	3,575	62,527

Patterson Cos., Inc.	588	16,258

Pfizer, Inc.	63,195	1,753,661

Philip Morris International, Inc.	20,164	1,847,426

Phillips 66	3,978	649,767

Phillips Edison & Co., Inc.	980	35,153

Pinnacle West Capital Corp.	1,363	101,857

Pioneer Natural Resources Co.	3,848	1,010,100

PNC Financial Services Group, Inc.	3,147	508,555

Portland General Electric Co.	920	38,640

PotlatchDeltic Corp.	887	41,707

PPL Corp.	7,664	210,990

Premier, Inc., Class A	2,067	45,681

Principal Financial Group, Inc.	1,153	99,515

Prosperity Bancshares, Inc.	1,104	72,621

Prudential Financial, Inc.	3,545	416,183

Public Service Enterprise Group, Inc.	6,822	455,573

Public Storage	1,892	548,794

Radian Group, Inc.	1,085	36,315

Rayonier, Inc.	1,392	46,270

Realty Income Corp.	13,590	735,219

Regency Centers Corp.	1,987	120,333

Regions Financial Corp.	10,866	228,621

Reynolds Consumer Products, Inc.	1,197	34,186

Ryman Hospitality Properties, Inc.	1,001	115,726

Sabra Health Care REIT, Inc.	3,310	48,889

Scotts Miracle-Gro Co.(a)	615	45,873

Sempra	5,492	394,490

Simmons First National Corp., Class A	639	12,435

Simon Property Group, Inc.	8,281	1,295,894

SITE Centers Corp.	3,562	52,183

SL Green Realty Corp.	1,513	83,412

Sonoco Products Co.(a)	1,268	73,341

Southern Co.	10,190	731,031

Southwest Gas Holdings, Inc.	416	31,670

Spire, Inc.	895	54,926

STAG Industrial, Inc.	2,945	113,206

State Street Corp.	2,416	186,805

Stellantis NV(a)	25,243	718,229

Synovus Financial Corp.	2,276	91,177

T Rowe Price Group, Inc.	2,113	257,617

Tanger, Inc.	1,875	55,369

Tapestry, Inc.	2,224	105,596

Target Corp.	4,418	782,914

TFS Financial Corp.	5,983	75,146

Travel & Leisure Co.	829	40,588

Trinity Industries, Inc.	1,225	34,116

Tronox Holdings PLC(a)	3,158	54,791

U.S. Bancorp	17,835	797,224

UDR, Inc.	4,057	151,772

UGI Corp.	289	7,092

United Bankshares, Inc.	1,337	47,851

United Community Banks, Inc.	1,657	43,612

United Parcel Service, Inc., Class B	7,104	1,055,868

Vail Resorts, Inc.	361	80,442

Valley National Bancorp(a)	4,061	32,326

Ventas, Inc.	4,172	181,649

Viatris, Inc.	14,664	175,088

VICI Properties, Inc.	20,966	624,577

Victory Capital Holdings, Inc., Class A	447	18,966

Webster Financial Corp.	20	1,015

WEC Energy Group, Inc.	1,610	132,213

Wendy’s Co.	3,027	57,029

Western Union Co.	4,785	66,894

Williams Cos., Inc.	13,519	526,835

WP Carey, Inc.	4,273	241,168

Xcel Energy, Inc.	7,235	388,881

Xerox Holdings Corp.(a)	2,887	51,677

Zions Bancorp NA	1,365	59,241

Total United States		65,646,680
TOTAL COMMON STOCKS (Cost: $96,585,270)		108,811,135

See Notes to Financial Statements.

WisdomTree Trust	69

Schedule of Investments (continued)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2024

Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 5.4%

United States – 5.4%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(d)
(Cost: $5,892,928)	5,892,928	$5,892,928

TOTAL INVESTMENTS IN SECURITIES – 104.8% (Cost: $102,478,198)		114,704,063

Other Assets less Liabilities – (4.8)%		(5,255,777)

NET ASSETS – 100.0%		$109,448,286

*	Non-income producing security.

†

This security is being fair valued using significant unobservable inputs (i.e., Level 3 on the fair value hierarchy) by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust. The aggregate value of Level 3 fair valued securities is $0, which represents 0.0% of net assets.

(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $8,304,858. The Fund also had seurities on loan having a total market value of $1,210 that were sold and pending settlement. The total market value of the collateral held by the Fund was $8,802,392. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $2,909,464.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Rate shown represents annualized 7-day yield as of March 31, 2024.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2024 were as follows:

Affiliate	Value at 3/31/2023	Purchases/ Additions	Sales/ Reductions	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2024	Dividend Income
WisdomTree International High Dividend Fund^	$124,207	$1,064,751	$1,199,124	$26,577	$(16,411)	$—	$20,024
WisdomTree U.S. High Dividend Fund^	77,663	341,656	418,689	(558)	(72)	—	4,263
Total	$201,870	$1,406,407	$1,617,813	$26,019	$(16,483)	$—	$24,287
^	As of March 31, 2024, the Fund did not hold a position in this affiliate.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation
Bank of America NA	4/2/2024	16,278	USD	21,921,042	KRW	$—		$(6)
Goldman Sachs	4/2/2024	14,795	USD	55,491	SAR	—		(0)^
JP Morgan Chase Bank NA	4/1/2024	40,341	USD	1,291,434	TWD	—		(12)
JP Morgan Chase Bank NA	4/2/2024	38,019	USD	190,304	BRL	0	^	—
Merrill Lynch International	4/2/2024	13,987	USD	66,116	MYR	18		—
State Street Bank and Trust	4/3/2024	2,074	USD	116,440	PHP	3		—
						$21		$(18)
^	Amount represents less than $1.

See Notes to Financial Statements.

70	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2024

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
Russia	$—	$—	$0	*	$0
Other	108,811,135	—	—		108,811,135
Investment of Cash Collateral for Securities Loaned	—	5,892,928	—		5,892,928
Total Investments in Securities	$108,811,135	$5,892,928	$0		$114,704,063
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$21	$—		$21
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(18)	$—		$(18)
Total – Net	$108,811,135	$5,892,931	$0		$114,704,066
*

Fair valuations using significant unobservable inputs were determined by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust.

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	71

Schedule of Investments

WisdomTree India Earnings Fund (EPI) (consolidated)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 102.0%

India – 102.0%

Aerospace & Defense – 1.1%

Bharat Dynamics Ltd.(a)	78,589	$1,650,791

Bharat Electronics Ltd.	5,803,793	14,021,933

Hindustan Aeronautics Ltd.(a)	371,508	14,819,785

Mazagon Dock Shipbuilders Ltd.	53,572	1,197,369

Total Aerospace & Defense		31,689,878

Air Freight & Logistics – 0.0%

Allcargo Logistics Ltd.*	320,009	274,724

Blue Dart Express Ltd.	2,112	156,596

TCI Express Ltd.	6,127	75,222

Transport Corp. of India Ltd.	41,150	400,436

Total Air Freight & Logistics		906,978

Automobile Components – 1.1%

Apollo Tyres Ltd.	533,317	2,982,713

Asahi India Glass Ltd.	50,091	322,128

Automotive Axles Ltd.	2,088	43,998

Balkrishna Industries Ltd.	103,176	2,866,759

Bharat Forge Ltd.	232,474	3,148,618

Bosch Ltd.	7,048	2,537,821

Ceat Ltd.	18,409	592,072

Endurance Technologies Ltd.(b)	36,686	803,637

Exide Industries Ltd.	1,283,270	4,685,949

FIEM Industries Ltd.	16,229	220,418

Gabriel India Ltd.	12	48

JK Tyre & Industries Ltd.	498,174	2,580,691

Minda Corp. Ltd.	32,025	160,389

Motherson Sumi Wiring India Ltd.	801,355	635,108

Pricol Ltd.*	55,689	260,008

Samvardhana Motherson International Ltd.	2,456,552	3,449,084

Sansera Engineering Ltd.(b)	34,731	424,068

Sona Blw Precision Forgings Ltd.(b)	14,112	119,449

Sundram Fasteners Ltd.	107,961	1,415,619

Suprajit Engineering Ltd.	4,296	21,230

Tube Investments of India Ltd.	85,263	3,819,954

UNO Minda Ltd.	147,235	1,208,827

Total Automobile Components		32,298,588

Automobiles – 5.1%

Bajaj Auto Ltd.	177,989	19,523,037

Eicher Motors Ltd.	209,429	10,092,719

Hero MotoCorp Ltd.	308,733	17,480,649

Mahindra & Mahindra Ltd.	2,506,001	57,730,944

Maruti Suzuki India Ltd.	170,339	25,734,612

Tata Motors Ltd.	895,590	10,660,852

TVS Motor Co. Ltd.	241,094	6,220,415

Total Automobiles		147,443,228

Banks – 20.2%

AU Small Finance Bank Ltd.(b)	440,460	2,983,842

Axis Bank Ltd.	3,604,837	45,262,256

Bandhan Bank Ltd.(b)	1,964,251	4,239,264

Bank of Baroda	5,963,606	18,880,611

Bank of India	4,130,979	$6,788,174

Bank of Maharashtra	4,483,725	3,351,941

Canara Bank	2,475,713	17,247,841

Central Bank of India Ltd.*	2,573,949	1,845,534

City Union Bank Ltd.	1,583,364	2,565,770

DCB Bank Ltd.	1,104,581	1,581,331

Equitas Small Finance Bank Ltd.(b)	903,975	1,003,122

Federal Bank Ltd.	7,496,654	13,500,764

HDFC Bank Ltd.	8,651,480	150,193,074

ICICI Bank Ltd.	11,098,039	145,481,083

IDBI Bank Ltd.	2,570,788	2,496,734

IDFC First Bank Ltd.*	3,481,335	3,147,300

Indian Bank	1,446,853	9,033,019

Indian Overseas Bank*	2,283,182	1,641,159

Jammu & Kashmir Bank Ltd.	2,209,436	3,555,125

Karnataka Bank Ltd.	1,470,379	3,968,494

Karur Vysya Bank Ltd.	2,431,912	5,327,302

Kotak Mahindra Bank Ltd.	1,775,060	38,000,895

Punjab National Bank	5,897,923	8,797,118

RBL Bank Ltd.(b)	992,924	2,860,821

South Indian Bank Ltd.	4,396,161	1,436,352

State Bank of India	7,757,066	69,974,265

UCO Bank*	945,240	591,607

Ujjivan Small Finance Bank Ltd.(b)	1,023,793	543,797

Union Bank of India Ltd.	8,696,520	16,005,705

Total Banks		582,304,300

Beverages – 0.4%

Globus Spirits Ltd.	2,920	23,300

Radico Khaitan Ltd.	116,784	2,419,275

United Breweries Ltd.	36,591	761,609

United Spirits Ltd.	151,067	2,054,468

Varun Beverages Ltd.	291,097	4,881,487

Total Beverages		10,140,139

Biotechnology – 0.0%

Biocon Ltd.	301,645	955,361

Broadline Retail – 0.0%

Shoppers Stop Ltd.*	34,928	316,185

Building Products – 0.2%

Astral Ltd.	48,010	1,146,248

Blue Star Ltd.	133,864	2,044,334

Carysil Ltd.	6,726	79,189

Electrosteel Castings Ltd.	1,251,587	2,674,174

Kajaria Ceramics Ltd.	25,022	346,472

Prince Pipes & Fittings Ltd.*	42,649	280,867

Total Building Products		6,571,284

Capital Markets – 1.2%

360 ONE WAM Ltd.	162,553	1,316,757

Anand Rathi Wealth Ltd.	17,284	765,602

Angel One Ltd.	79,976	2,919,900

CRISIL Ltd.	18,981	1,153,391

HDFC Asset Management Co. Ltd.(b)	105,866	4,765,223

ICICI Securities Ltd.(b)	181,395	1,582,591

IDFC Ltd.*	11,625,256	15,430,183

See Notes to Financial Statements.

72	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree India Earnings Fund (EPI) (consolidated)

March 31, 2024

Investments	Shares	Value

Indian Energy Exchange Ltd.(b)	452,406	$728,764

Multi Commodity Exchange of India Ltd.	40,628	1,631,696

Nippon Life India Asset Management Ltd.(b)	162,657	918,868

Share India Securities Ltd.(a)	5,958	114,688

UTI Asset Management Co. Ltd.	161,204	1,571,402

Total Capital Markets		32,899,065

Chemicals – 3.5%

Aarti Industries Ltd.	292,321	2,332,715

Alkyl Amines Chemicals	12,478	271,378

Asian Paints Ltd.	195,290	6,665,769

Atul Ltd.	8,635	594,337

Balaji Amines Ltd.	47,335	1,160,779

Berger Paints India Ltd.	340,171	2,337,281

Bhansali Engineering Polymers Ltd.	7,046	7,548

Camlin Fine Sciences Ltd.*	6,750	7,223

Carborundum Universal Ltd.	13,711	208,511

Castrol India Ltd.	1,110,884	2,476,771

Chambal Fertilisers & Chemicals Ltd.	449,679	1,843,952

Chemplast Sanmar Ltd.*	3,610	19,478

Coromandel International Ltd.	246,362	3,175,582

DCM Shriram Ltd.	220,860	2,262,158

Deepak Fertilisers & Petrochemicals Corp. Ltd.	536,925	3,245,273

Deepak Nitrite Ltd.	120,045	3,059,329

EID Parry India Ltd.	372,716	2,438,669

Finolex Industries Ltd.	693,594	2,049,534

Galaxy Surfactants Ltd.(a)	14,982	407,996

GHCL Ltd.	694,076	3,688,729

Gujarat Alkalies & Chemicals Ltd.	78,178	631,264

Gujarat Fluorochemicals Ltd.	73,973	2,747,163

Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	515,443	3,863,235

Himadri Speciality Chemical Ltd.	436,229	1,581,152

India Glycols Ltd.	341	3,095

Jubilant Ingrevia Ltd.	166,717	904,922

Kansai Nerolac Paints Ltd.	186,685	587,011

Kiri Industries Ltd.*	48	174

Linde India Ltd.	14,044	1,079,175

Manali Petrochemicals Ltd.	164,544	110,876

Navin Fluorine International Ltd.	61,674	2,302,945

NOCIL Ltd.	13,915	41,727

PCBL Ltd.	274,791	882,007

PI Industries Ltd.	62,785	2,911,473

Pidilite Industries Ltd.	82,325	2,975,752

Polyplex Corp. Ltd.	175,747	1,613,495

Rain Industries Ltd.	1,977,569	3,573,270

Rallis India Ltd.	461,673	1,386,638

Rashtriya Chemicals & Fertilizers Ltd.	715,012	1,099,491

Sharda Cropchem Ltd.	54,238	208,849

Solar Industries India Ltd.	8,464	891,205

SRF Ltd.	215,217	6,606,628

Styrenix Performance Materials Ltd.	6,089	104,477

Sudarshan Chemical Industries Ltd.	234,040	1,711,752

Sumitomo Chemical India Ltd.	49,214	205,200

Supreme Industries Ltd.	69,697	3,536,724

Tata Chemicals Ltd.	448,410	5,811,413

Thirumalai Chemicals Ltd.	421,593	1,182,599

UPL Ltd.	2,266,228	12,390,516

Valiant Organics Ltd.*(b)	1,331	6,077

Vinati Organics Ltd.	26,937	474,968

Total Chemicals		99,678,285

Commercial Services & Supplies – 0.1%

CMS Info Systems Ltd.	27,846	130,428

Indian Railway Catering & Tourism Corp. Ltd.	238,461	2,658,160

Total Commercial Services & Supplies		2,788,588

Communications Equipment – 0.0%

Sterlite Technologies Ltd.	308,890	410,360

Construction & Engineering – 2.4%

Ashoka Buildcon Ltd.*	1,673,016	3,141,324

Engineers India Ltd.	9,686	23,454

G R Infraprojects Ltd.*	80,980	1,270,202

HG Infra Engineering Ltd.(a)	13,086	142,608

IRB Infrastructure Developers Ltd.	2,214,260	1,554,449

J Kumar Infraprojects Ltd.	74,189	561,338

Kalpataru Projects International Ltd.	146,517	1,879,455

KEC International Ltd.	215,619	1,794,832

KNR Constructions Ltd.	431,922	1,275,530

Larsen & Toubro Ltd.	886,259	39,996,286

NBCC India Ltd.	1,675,168	2,388,148

NCC Ltd.	2,203,414	6,138,464

PNC Infratech Ltd.(a)	337,301	1,764,711

Power Mech Projects Ltd.	648	38,929

Praj Industries Ltd.	6,154	39,325

PSP Projects Ltd.(a)	21,306	175,731

Rail Vikas Nigam Ltd.(a)	1,360,129	4,124,296

Voltas Ltd.	169,246	2,239,398

Welspun Enterprises Ltd.	439,229	1,601,505

Total Construction & Engineering		70,149,985

Construction Materials – 2.3%

ACC Ltd.	109,797	3,280,252

Ambuja Cements Ltd.	1,034,600	7,596,143

Dalmia Bharat Ltd.	124,061	2,888,943

Grasim Industries Ltd.	1,011,959	27,752,811

JK Cement Ltd.	43,631	2,132,388

JK Lakshmi Cement Ltd.	217,470	2,283,366

Orient Cement Ltd.	540,447	1,268,781

Ramco Cements Ltd.	81,008	787,279

Shree Cement Ltd.	6,500	2,001,601

UltraTech Cement Ltd.	132,559	15,495,190

Total Construction Materials		65,486,754

Consumer Finance – 0.2%

Cholamandalam Financial Holdings Ltd.	271,802	3,622,288

SBI Cards & Payment Services Ltd.	151,544	1,240,207

Total Consumer Finance		4,862,495

See Notes to Financial Statements.

WisdomTree Trust	73

Schedule of Investments (continued)

WisdomTree India Earnings Fund (EPI) (consolidated)

March 31, 2024

Investments	Shares	Value

Consumer Staples Distribution & Retail – 0.2%

Avenue Supermarts Ltd.*(b)	72,005	$3,907,147

Medplus Health Services Ltd.*	26,516	218,687

Total Consumer Staples Distribution & Retail		4,125,834

Containers & Packaging – 0.0%

AGI Greenpac Ltd.	59,787	520,791

EPL Ltd.	21,610	46,457

Time Technoplast Ltd.	42,703	127,824

Uflex Ltd.	31,762	153,931

Total Containers & Packaging		849,003

Diversified Telecommunication Services – 0.5%

HFCL Ltd.	1,201,254	1,322,204

Indus Towers Ltd.*	2,257,163	7,879,536

Railtel Corp. of India Ltd.	1,765	7,698

Tata Communications Ltd.	221,333	5,335,186

Total Diversified Telecommunication Services		14,544,624

Electric Utilities – 3.4%

Adani Energy Solutions Ltd.*	183,786	2,262,439

CESC Ltd.	3,669,734	5,352,635

Power Grid Corp. of India Ltd.	20,137,095	66,856,050

SJVN Ltd.	228,803	333,044

Tata Power Co. Ltd.	3,143,985	14,859,973

Torrent Power Ltd.	511,873	8,334,258

Total Electric Utilities		97,998,399

Electrical Equipment – 1.5%

ABB India Ltd.	28,061	2,140,125

Amara Raja Energy & Mobility Ltd.	246,304	2,245,611

Bharat Heavy Electricals Ltd.	603,461	1,789,346

CG Power & Industrial Solutions Ltd.	103,112	668,724

Finolex Cables Ltd.	117,307	1,407,923

Havells India Ltd.	223,895	4,067,036

HEG Ltd.	43,708	966,395

KEI Industries Ltd.	139,422	5,783,666

Polycab India Ltd.	45,321	2,752,326

Suzlon Energy Ltd.*	42,015,467	20,352,206

Total Electrical Equipment		42,173,358

Electronic Equipment, Instruments & Components – 0.3%

Redington Ltd.	2,849,324	7,121,388

Entertainment – 0.1%

Saregama India Ltd.	293,162	1,220,944

Financial Services – 0.4%

Aditya Birla Capital Ltd.*	1,889,835	3,974,426

Bajaj Finserv Ltd.	391,748	7,721,291

Infibeam Avenues Ltd.	1,470,457	601,212

Total Financial Services		12,296,929

Food Products – 1.1%

Adani Wilmar Ltd.*	150,521	580,048

Avanti Feeds Ltd.	101,796	591,046

Balrampur Chini Mills Ltd.	273,373	1,186,384

Britannia Industries Ltd.	124,419	7,326,553

CCL Products India Ltd.	167,947	1,180,628

Dalmia Bharat Sugar & Industries Ltd.	8	33

Dhampur Sugar Mills Ltd.	564	1,405

Dwarikesh Sugar Industries Ltd.*	8,607	7,172

Godrej Agrovet Ltd.(b)	4,340	25,342

Gujarat Ambuja Exports Ltd.	476,086	912,471

Kaveri Seed Co. Ltd.	109,658	819,584

KRBL Ltd.	155,007	515,466

LT Foods Ltd.	564,717	1,270,575

Marico Ltd.	547,569	3,264,306

Mrs. Bectors Food Specialities Ltd.(a)	43,932	587,165

Nestle India Ltd.	167,220	5,257,748

Patanjali Foods Ltd.	86,865	1,393,964

Tata Consumer Products Ltd.	359,506	4,725,163

Triveni Engineering & Industries Ltd.	628,687	2,345,068

Vadilal Industries Ltd.	5,824	303,310

Venky’s India Ltd.	13,920	256,903

Zydus Wellnes Ltd.	2,910	51,485

Total Food Products		32,601,819

Gas Utilities – 1.3%

Adani Total Gas Ltd.	29,287	325,360

GAIL India Ltd.	9,775,303	21,220,210

Gujarat Gas Ltd.	408,444	2,665,336

Gujarat State Petronet Ltd.	1,438,828	6,150,202

Indraprastha Gas Ltd.	832,028	4,297,685

Mahanagar Gas Ltd.(a)	218,725	3,577,253

Total Gas Utilities		38,236,046

Ground Transportation – 0.1%

Container Corp. of India Ltd.	274,639	2,904,698

VRL Logistics Ltd.	1,542	10,175

Total Ground Transportation		2,914,873

Health Care Equipment & Supplies – 0.0%

Poly Medicure Ltd.	24,756	471,715

Health Care Providers & Services – 0.6%

Apollo Hospitals Enterprise Ltd.	49,195	3,749,561

Aster DM Healthcare Ltd.*(b)	232,350	1,140,264

Dr. Lal PathLabs Ltd.(b)	12,914	350,379

Fortis Healthcare Ltd.	419,030	2,111,165

Krsnaa Diagnostics Ltd.	3,718	27,398

Max Healthcare Institute Ltd.	627,989	6,173,534

Metropolis Healthcare Ltd.(b)	51,974	1,074,097

Narayana Hrudayalaya Ltd.(a)	64,436	991,852

Rainbow Children’s Medicare Ltd.	1,929	30,011

Thyrocare Technologies Ltd.(b)	48,232	341,170

Vijaya Diagnostic Centre Pvt Ltd.	1,686	12,869

Total Health Care Providers & Services		16,002,300

Hotels, Restaurants & Leisure – 0.3%

Delta Corp. Ltd.	640,486	849,732

Devyani International Ltd.	17,276	31,164

Easy Trip Planners Ltd.	734,448	376,900

EIH Ltd.	95,390	514,107

Indian Hotels Co. Ltd.	623,670	4,420,521

Jubilant Foodworks Ltd.	188,436	1,014,112

See Notes to Financial Statements.

74	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree India Earnings Fund (EPI) (consolidated)

March 31, 2024

Investments	Shares	Value

Lemon Tree Hotels Ltd.*(b)	154,756	$242,240

Mahindra Holidays & Resorts India Ltd.*	3,285	15,450

Sapphire Foods India Ltd.*	57,038	1,072,987

Westlife Foodworld Ltd.	3,079	29,698

Total Hotels, Restaurants & Leisure		8,566,911

Household Durables – 0.2%

Amber Enterprises India Ltd.*	976	42,803

Bajaj Electricals Ltd.	4	44

Crompton Greaves Consumer Electricals Ltd.	708,696	2,273,028

Dixon Technologies India Ltd.(a)	24,996	2,241,555

LA Opala RG Ltd.	2,649	9,460

Orient Electric Ltd.	145,443	336,741

Symphony Ltd.	22,619	229,858

TTK Prestige Ltd.	50,266	404,587

Whirlpool of India Ltd.	21,000	307,550

Total Household Durables		5,845,626

Household Products – 0.0%

Jyothy Labs Ltd.	91,229	481,235

Independent Power & Renewable Electricity Producers – 3.7%

Adani Green Energy Ltd.*	97,795	2,151,836

Adani Power Ltd.*	2,500,924	16,006,633

JSW Energy Ltd.	602,472	3,820,598

KPI Green Energy Ltd.(b)	25,392	463,670

NHPC Ltd.	10,478,334	11,269,525

NLC India Ltd.	741,714	2,028,536

NTPC Ltd.	17,633,117	70,995,482

Total Independent Power & Renewable Electricity Producers		106,736,280

Industrial Conglomerates – 0.4%

Apar Industries Ltd.	26,333	2,203,475

Godrej Industries Ltd.*	108,607	1,018,909

Nava Ltd.	694,753	4,045,524

Siemens Ltd.	66,210	4,266,249

Total Industrial Conglomerates		11,534,157

Insurance – 1.1%

General Insurance Corp. of India(b)	1,588,699	6,281,268

HDFC Life Insurance Co. Ltd.(b)	174,761	1,327,117

ICICI Lombard General Insurance Co. Ltd.(b)	345,425	6,976,630

ICICI Prudential Life Insurance Co. Ltd.(b)	212,662	1,551,953

Life Insurance Corp. of India	799,059	8,777,410

Max Financial Services Ltd.*	113,232	1,360,644

New India Assurance Co. Ltd.(b)	718,539	1,956,539

SBI Life Insurance Co. Ltd.(b)	225,291	4,052,550

Star Health & Allied Insurance Co. Ltd.*	64,562	420,685

Total Insurance		32,704,796

Interactive Media & Services – 0.1%

Just Dial Ltd.*	160,583	1,546,383

IT Services – 11.0%

Cigniti Technologies Ltd.	51	774

Coforge Ltd.	50,272	3,316,677

Cyient Ltd.	162,415	3,887,620

Happiest Minds Technologies Ltd.	1,566	13,977

HCL Technologies Ltd.	2,364,755	43,765,086

Infosys Ltd.	7,148,760	128,403,824

LTIMindtree Ltd.(b)	105,511	6,247,481

Mphasis Ltd.	179,993	5,153,710

Persistent Systems Ltd.	123,836	5,916,258

Sonata Software Ltd.	363,869	3,151,474

Tata Consultancy Services Ltd.	1,648,349	76,610,356

Tech Mahindra Ltd.	1,350,298	20,206,911

Wipro Ltd.	3,178,120	18,294,600

Zensar Technologies Ltd.	341,145	2,481,817

Total IT Services		317,450,565

Life Sciences Tools & Services – 0.2%

Divi’s Laboratories Ltd.	107,322	4,433,398

Syngene International Ltd.(b)	124,881	1,051,949

Tarsons Products Ltd.*	85,311	402,607

Total Life Sciences Tools & Services		5,887,954

Machinery – 0.9%

AIA Engineering Ltd.	74,611	3,502,541

Ashok Leyland Ltd.	949,470	1,949,543

Cochin Shipyard Ltd.(b)	245,080	2,561,803

Cummins India Ltd.	205,026	7,390,179

Elgi Equipments Ltd.	239,155	1,725,363

Escorts Kubota Ltd.	42,767	1,424,139

Grindwell Norton Ltd.	32,207	734,077

Hle Glascoat Ltd.	24,738	121,106

ISGEC Heavy Engineering Ltd.	10,226	110,092

Jamna Auto Industries Ltd.	516,240	818,593

Kirloskar Brothers Ltd.	39	512

Kirloskar Oil Engines Ltd.	40,603	418,408

LG Balakrishnan & Bros Ltd.	39,226	597,732

Schaeffler India Ltd.	1,764	59,461

SKF India Ltd.	35,572	1,773,706

Thermax Ltd.	52,836	2,655,880

Timken India Ltd.	21,225	727,711

Total Machinery		26,570,846

Marine Transportation – 0.1%

Shipping Corp. of India Ltd.	1,075,770	2,693,214

Media – 0.1%

Affle India Ltd.*	46,751	583,922

Brightcom Group Ltd.*	2,626	434

Hathway Cable & Datacom Ltd.*	46,312	10,884

Sun TV Network Ltd.	201,384	1,449,366

TV18 Broadcast Ltd.*	906,090	504,092

Zee Entertainment Enterprises Ltd.*	82,735	137,441

Total Media		2,686,139

Metals & Mining – 6.6%

APL Apollo Tubes Ltd.	177,244	3,179,139

Godawari Power & Ispat Ltd.	19,690	178,786

Hindalco Industries Ltd.	6,088,581	40,899,583

Hindustan Zinc Ltd.	970,661	3,401,867

Jindal Saw Ltd.	398,268	2,066,252

Jindal Stainless Ltd.	1,152,243	9,594,139

See Notes to Financial Statements.

WisdomTree Trust	75

Schedule of Investments (continued)

WisdomTree India Earnings Fund (EPI) (consolidated)

March 31, 2024

Investments	Shares	Value

Jindal Steel & Power Ltd.	1,049,369	$10,683,993

JSW Steel Ltd.	1,173,423	11,680,415

Kirloskar Ferrous Industries Ltd.	181,049	1,182,319

Maharashtra Seamless Ltd.	209,316	2,123,590

Maithan Alloys Ltd.	19,243	226,202

Mishra Dhatu Nigam Ltd.(b)	6,513	30,787

National Aluminium Co. Ltd.	4,588,811	8,393,311

NMDC Ltd.	7,824,352	18,927,047

Ramkrishna Forgings Ltd.	120,170	995,983

Ratnamani Metals & Tubes Ltd.	29,645	993,184

Sandur Manganese & Iron Ores Ltd.	270,924	1,167,472

Sarda Energy & Minerals Ltd.	750,758	1,825,980

Shyam Metalics & Energy Ltd.	3,672	26,036

Steel Authority of India Ltd.	5,199,455	8,369,375

Sunflag Iron & Steel Co. Ltd.*	388,180	866,397

Surya Roshni Ltd.	155,852	949,660

Tata Steel Ltd.	20,818,662	38,902,772

Usha Martin Ltd.	405,935	1,548,980

Vedanta Ltd.	6,138,580	19,993,948

Welspun Corp. Ltd.	401,844	2,483,264

Total Metals & Mining		190,690,481

Office REITs – 0.0%

Mindspace Business Parks REIT(b)	49,005	202,942

Oil, Gas & Consumable Fuels – 18.7%

Aegis Logistics Ltd.	538,505	2,883,886

Bharat Petroleum Corp. Ltd.	1,625,092	11,737,723

Coal India Ltd.	16,695,307	86,897,069

Great Eastern Shipping Co. Ltd.	975,605	11,712,173

Hindustan Oil Exploration Co. Ltd.*	64,625	137,692

Indian Oil Corp. Ltd.	14,870,657	29,909,807

Mangalore Refinery & Petrochemicals Ltd.	616,526	1,615,560

Oil & Natural Gas Corp. Ltd.	30,360,782	97,577,502

Oil India Ltd.	5,160,601	37,140,982

Petronet LNG Ltd.	3,746,129	11,821,962

Reliance Industries Ltd.	6,892,155	245,573,178

Total Oil, Gas & Consumable Fuels		537,007,534

Paper & Forest Products – 0.2%

Century Plyboards India Ltd.	99,703	765,144

Century Textiles & Industries Ltd.	946	18,487

JK Paper Ltd.	632,399	2,444,976

Tamil Nadu Newsprint & Papers Ltd.	377,758	1,117,161

West Coast Paper Mills Ltd.	290,300	2,057,448

Total Paper & Forest Products		6,403,216

Personal Care Products – 1.2%

Bajaj Consumer Care Ltd.	4,833	12,288

Colgate-Palmolive India Ltd.	147,725	4,800,653

Dabur India Ltd.	438,918	2,753,154

Emami Ltd.	466,964	2,403,897

Godrej Consumer Products Ltd.	374,865	5,626,402

Hindustan Unilever Ltd.	721,096	19,577,515

Total Personal Care Products		35,173,909

Pharmaceuticals – 4.0%

Aarti Drugs Ltd.	224,480	1,168,930

Aarti Pharmalabs Ltd.	37,939	197,855

Aether Industries Ltd.*	21,754	203,710

Ajanta Pharma Ltd.	21,652	579,148

Alembic Pharmaceuticals Ltd.	173,338	2,046,740

Alkem Laboratories Ltd.	40,158	2,379,555

AMI Organics Ltd.	4,098	53,739

Aurobindo Pharma Ltd.	650,677	8,494,045

Caplin Point Laboratories Ltd.	1,262	19,903

Cipla Ltd.	700,372	12,570,629

Dr. Reddy’s Laboratories Ltd.	290,223	21,428,185

FDC Ltd.*	59,455	302,898

Gland Pharma Ltd.*(b)	94,490	2,090,557

GlaxoSmithKline Pharmaceuticals Ltd.	63,619	1,484,857

Glenmark Life Sciences Ltd.	39,476	367,603

Glenmark Pharmaceuticals Ltd.	247,161	2,840,340

Granules India Ltd.	415,067	2,140,716

Hikal Ltd.	74,382	236,383

Indoco Remedies Ltd.	740	2,916

IOL Chemicals & Pharmaceuticals Ltd.	162,884	705,907

Ipca Laboratories Ltd.	154,450	2,291,495

JB Chemicals & Pharmaceuticals Ltd.	68,706	1,359,580

Laurus Labs Ltd.(b)	720,412	3,389,031

Lupin Ltd.	30,698	595,096

Marksans Pharma Ltd.	11,386	20,737

Natco Pharma Ltd.	176,196	2,011,300

Neuland Laboratories Ltd.	24,771	1,877,713

Sun Pharmaceutical Industries Ltd.	1,629,181	31,655,757

Supriya Lifescience Ltd.	7,049	28,140

Suven Pharmaceuticals Ltd.*	300,514	2,439,711

Torrent Pharmaceuticals Ltd.	83,345	2,598,807

Zydus Lifesciences Ltd.	578,720	6,989,882

Total Pharmaceuticals		114,571,865

Professional Services – 0.4%

Computer Age Management Services Ltd.	31,394	1,097,496

Datamatics Global Services Ltd.	4,996	31,916

eClerx Services Ltd.	54,179	1,537,819

Firstsource Solutions Ltd.	1,303,547	3,089,189

L&T Technology Services Ltd.(b)	41,484	2,727,044

Quess Corp. Ltd.(b)	146,211	912,301

RITES Ltd.	45,299	360,534

TeamLease Services Ltd.*	11,011	361,821

Total Professional Services		10,118,120

Real Estate Management & Development – 0.9%

Brigade Enterprises Ltd.	49,725	557,631

DLF Ltd.	677,698	7,288,692

Godrej Properties Ltd.*	50,797	1,400,895

Macrotech Developers Ltd.(b)	23,672	322,387

Mahindra Lifespace Developers Ltd.	2,430	17,100

NESCO Ltd.	63,834	635,833

Oberoi Realty Ltd.	246,981	4,370,456

Phoenix Mills Ltd.	157,879	5,267,776

See Notes to Financial Statements.

76	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree India Earnings Fund (EPI) (consolidated)

March 31, 2024

Investments	Shares	Value

Prestige Estates Projects Ltd.	296,024	$4,152,730

Shipping Corp. of India Land & Assets Ltd.*	519,128	248,352

Sobha Ltd.	115,662	2,009,116

Total Real Estate Management & Development		26,270,968

Semiconductors & Semiconductor Equipment – 0.0%

Borosil Renewables Ltd.*	4,011	23,938

Software – 0.7%

Birlasoft Ltd.	385,634	3,430,837

Intellect Design Arena Ltd.	8,120	106,784

KPIT Technologies Ltd.	106,002	1,889,168

Newgen Software Technologies Ltd.	241,073	2,298,507

Oracle Financial Services Software Ltd.	76,390	8,036,372

Route Mobile Ltd.	3,299	63,377

Tanla Platforms Ltd.	128,369	1,261,642

Tata Elxsi Ltd.	23,527	2,196,112

Total Software		19,282,799

Specialty Retail – 0.1%

Go Fashion India Ltd.*	45	650

Metro Brands Ltd.	20,869	288,742

Trent Ltd.	19,776	936,131

Total Specialty Retail		1,225,523

Textiles, Apparel & Luxury Goods – 1.0%

Arvind Ltd.	324,015	1,050,686

Bata India Ltd.	251,385	4,111,860

Campus Activewear Ltd.*	467,795	1,203,106

Gokaldas Exports Ltd.	58,931	498,779

Indo Count Industries Ltd.	7,160	30,399

Kalyan Jewellers India Ltd.	50,880	260,981

KPR Mill Ltd.	135,167	1,349,118

LUX Industries Ltd.	35,356	455,439

Monte Carlo Fashions Ltd.	1,757	13,197

Page Industries Ltd.	2,101	867,857

Rajesh Exports Ltd.*	842,341	2,661,778

Raymond Ltd.	24,118	522,917

Relaxo Footwears Ltd.	141,439	1,386,027

Rupa & Co. Ltd.	77,067	220,614

Siyaram Silk Mills Ltd.	30,881	162,509

Titan Co. Ltd.	209,755	9,561,423

Trident Ltd.	1,199,379	525,611

Vaibhav Global Ltd.	9,066	39,600

Vardhman Textiles Ltd.	281,391	1,492,272

Vedant Fashions Ltd.	4,338	48,190

VIP Industries Ltd.	4,942	31,138

Welspun Living Ltd.	978,695	1,614,681

Total Textiles, Apparel & Luxury Goods		28,108,182

Tobacco – 0.9%

Godfrey Phillips India Ltd.	22,045	816,539

ITC Ltd.	5,062,553	26,000,954

Total Tobacco		26,817,493

Trading Companies & Distributors – 0.2%

Adani Enterprises Ltd.	134,513	5,156,338

IndiaMart InterMesh Ltd.(b)	1,436	45,549

MMTC Ltd.	867,864	691,461

MSTC Ltd.	88,106	878,604

Total Trading Companies & Distributors		6,771,952

Transportation Infrastructure – 0.7%

Adani Ports & Special Economic Zone Ltd.	1,229,551	19,782,057

Dreamfolks Services Ltd.	34,734	203,379

Gujarat Pipavav Port Ltd.	313,436	798,787

Total Transportation Infrastructure		20,784,223

Wireless Telecommunication Services – 1.0%

Bharti Airtel Ltd.	1,962,860	28,914,838

TOTAL INVESTMENTS IN SECURITIES – 102.0% (Cost: $2,179,210,380)		2,934,530,794

Other Assets less Liabilities – (2.0)%		(56,182,608)

NET ASSETS – 100.0%		$2,878,348,186
*	Non-income producing security.

(a)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2024 were as follows:

Affiliate	Value at 3/31/2023	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2024	Dividend Income
WisdomTree India ex-State-Owned Enterprises Fund^	$32,913	$—	$37,392	$10,491	$(6,012)	$—	$99
^	As of March 31, 2024, the Fund did not hold a position in this affiliate.

See Notes to Financial Statements.

WisdomTree Trust	77

Schedule of Investments (concluded)

WisdomTree India Earnings Fund (EPI) (consolidated)

March 31, 2024

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$2,934,530,794	$—	$—	$2,934,530,794
Total Investments in Securities	$2,934,530,794	$—	$—	$2,934,530,794

See Notes to Financial Statements.

78	WisdomTree Trust

Schedule of Investments

WisdomTree New Economy Real Estate Fund (WTRE)

March 31, 2024

Investments	Shares	Value

COMMON STOCKS – 99.2%

Australia – 8.1%

Dexus(a)	47,953	$247,461

Goodman Group(a)	49,880	1,100,235

NEXTDC Ltd.*(a)	23,215	269,438

Total Australia		1,617,134

Belgium – 1.6%

Warehouses De Pauw CVA(a)	10,932	312,401

Canada – 2.4%

Allied Properties Real Estate Investment Trust	7,777	101,548

Dream Industrial Real Estate Investment Trust	17,615	171,562

Granite Real Estate Investment Trust	3,612	206,350

Total Canada		479,460

China – 0.6%

ESR Group Ltd.(a)(b)	109,000	116,570

Italy – 1.1%

Infrastrutture Wireless Italiane SpA(a)(b)	19,873	226,004

Japan – 4.6%

Activia Properties, Inc.	32	86,372

GLP J-REIT	212	175,937

Japan Logistics Fund, Inc.	53	95,988

LaSalle Logiport REIT	118	120,148

Mitsubishi Estate Logistics REIT Investment Corp.	30	75,920

Mitsui Fudosan Logistics Park, Inc.	33	98,338

Nippon Prologis REIT, Inc.(a)	151	268,387

Total Japan		921,090

Singapore – 5.9%

CapitaLand Ascendas REIT	227,736	467,419

Frasers Logistics & Commercial Trust(c)	175,000	137,448

Keppel DC REIT	78,800	101,011

Keppel REIT	114,500	73,811

Mapletree Industrial Trust	94,309	163,517

Mapletree Logistics Trust	214,558	232,109

Total Singapore		1,175,315

Spain – 6.1%

Cellnex Telecom SA*(a)(b)	29,328	1,037,965

Merlin Properties Socimi SA	16,052	172,928

Total Spain		1,210,893

Sweden – 2.2%

Fabege AB(a)	9,087	85,069

Sagax AB, Class B	13,320	351,792

Total Sweden		436,861

United Kingdom – 7.9%

Derwent London PLC	6,116	167,500

LondonMetric Property PLC	90,375	231,986

Segro PLC	83,720	955,852

Tritax Big Box REIT PLC	107,767	214,007

Total United Kingdom		1,569,345

United States – 58.7%

Airbnb, Inc., Class A*	4,592	757,496

Alexandria Real Estate Equities, Inc.	5,877	757,604

American Tower Corp.	3,650	721,204

Americold Realty Trust, Inc.	17,839	444,548

COPT Defense Properties	7,043	170,229

Cousins Properties, Inc.	9,430	226,697

Crown Castle, Inc.	6,694	708,426

Digital Realty Trust, Inc.	5,064	729,419

DigitalBridge Group, Inc.	10,208	196,708

Douglas Emmett, Inc.(a)	9,112	126,384

EastGroup Properties, Inc.	2,680	481,784

Equinix, Inc.	832	686,675

First Industrial Realty Trust, Inc.	5,967	313,506

Healthpeak Properties, Inc.	31,140	583,875

Iron Mountain, Inc.	9,783	784,694

JBG SMITH Properties	5,152	82,690

Kilroy Realty Corp.	7,184	261,713

LXP Industrial Trust	13,060	117,801

Prologis, Inc.	5,597	728,841

Rexford Industrial Realty, Inc.	13,450	676,535

SBA Communications Corp.	4,012	869,400

Terreno Realty Corp.	3,876	257,366

Ventas, Inc.	22,680	987,487

Total United States		11,671,082
TOTAL COMMON STOCKS (Cost: $22,780,708)		19,736,155

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 12.3%

United States – 12.3%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.34%(d)
(Cost: $2,436,862)	2,436,862	2,436,862

TOTAL INVESTMENTS IN SECURITIES – 111.5% (Cost: $25,217,570)		22,173,017

Other Assets less Liabilities – (11.5)%		(2,280,890)

NET ASSETS – 100.0%		$19,892,127
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2024 (See Note 2). At March 31, 2024, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $2,724,130 and the total market value of the collateral held by the Fund was $2,874,442. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $437,580.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Rate shown represents annualized 7-day yield as of March 31, 2024.

See Notes to Financial Statements.

WisdomTree Trust	79

Schedule of Investments (concluded)

WisdomTree New Economy Real Estate Fund (WTRE)

March 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Royal Bank of Canada	4/2/2024	2,644	USD	2,094	GBP	$—	$(1)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$19,736,155	$—	$—	$19,736,155
Investment of Cash Collateral for Securities Loaned	—	2,436,862	—	2,436,862
Total Investments in Securities	$19,736,155	$2,436,862	$—	$22,173,017
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(1)	$—	$(1)
Total – Net	$19,736,155	$2,436,861	$—	$22,173,016
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

80	WisdomTree Trust

Statements of Assets and Liabilities

WisdomTree Trust

March 31, 2024

	WisdomTree China ex-State-Owned Enterprises Fund	WisdomTree Emerging Markets ex-State-Owned Enterprises Fund	WisdomTree Emerging Markets High Dividend Fund	WisdomTree Emerging Markets Multifactor Fund	WisdomTree Emerging Markets Quality Dividend Growth Fund
ASSETS:

Investments, at cost	$472,436,896	$1,827,384,046	$2,522,949,485	$21,753,996	$109,520,485

Investment in affiliates, at cost (Note 3)	—	—	897,319	—	—

Foreign currency, at cost	—	670,259	4,485,827	13,008	648,053
Investments in securities, at value[1,2] (Note 2)	363,116,661	2,007,805,782	2,831,771,672	23,463,901	136,694,676

Investment in affiliates, at value (Note 3)	—	—	981,756	—	—

Cash	195,756	1,172,572	5,839,960	12,494	2,582,242

Foreign currency, at value	1,096	766,268	3,674,290	14,884	620,398

Unrealized appreciation on foreign currency contracts	—	—	2,100	286,499	32

Receivables:

Capital shares sold	—	—	—	—	2,418,732

Dividends	59,727	4,810,544	8,435,804	70,553	483,850

Securities lending income	22,971	60,652	196,883	22	1,706

Interest	—	131	—	—	7

Foreign tax reclaims	—	78,706	82,796	314	2,618

Foreign capital gains tax refund	—	182,150	290,956	—	—

Other (Note 6)	—	190,638	166,357	—	—
Total Assets	363,396,211	2,015,067,443	2,851,442,574	23,848,667	142,804,261
LIABILITIES:

Unrealized depreciation on foreign currency contracts	—	—	—	177,246	1,879

Payables:

Cash collateral received for securities loaned (Note 2)	2,648,553	13,742,102	30,350,984	8,195	519,173

Deposit due to authorized participant (Note 4)	—	—	5,438,156	—	3,952,016

Investment securities purchased	—	—	40,832	57,027	1,405,251

Advisory fees (Note 3)	99,119	537,086	1,484,932	9,515	35,029

Service fees (Note 2)	1,363	7,385	10,377	87	485

Foreign capital gains tax	—	10,861,870	9,961,854	96,732	1,842,460

Other (Note 6)	—	57,191	106,723	—	—
Total Liabilities	2,749,035	25,205,634	47,393,858	348,802	7,756,293
NET ASSETS	$360,647,176	$1,989,861,809	$2,804,048,716	$23,499,865	$135,047,968
NET ASSETS:

Paid-in capital	$1,083,451,250	$2,713,895,605	$4,153,971,851	$23,027,622	$139,774,921

Total distributable earnings (loss)	(722,804,074)	(724,033,796)	(1,349,923,135)	472,243	(4,726,953)
NET ASSETS	$360,647,176	$1,989,861,809	$2,804,048,716	$23,499,865	$135,047,968
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	13,625,000	67,400,000	67,000,000	900,000	5,300,000
Net asset value per share	$26.47	$29.52	$41.85	$26.11	$25.48
[1] Includes market value of securities out on loan of:	$17,915,740	$100,971,874	$243,668,369	$83,527	$2,281,054
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

WisdomTree Trust	81

Statements of Assets and Liabilities (concluded)

WisdomTree Trust

March 31, 2024

	WisdomTree Emerging Markets SmallCap Dividend Fund	WisdomTree Global ex-U.S. Quality Dividend Growth Fund	WisdomTree Global High Dividend Fund	WisdomTree India Earnings Fund (consolidated)	WisdomTree New Economy Real Estate Fund
ASSETS:

Investments, at cost	$2,288,776,542	$575,278,728	$102,478,198	$2,179,210,380	$25,217,570

Investment in affiliates, at cost (Note 3)	6,433,859	845	—	—	—

Foreign currency, at cost	4,367,752	371,813	77,032	19,177,574	241
Investments in securities, at value[1,2] (Note 2)	2,792,806,755	674,985,751	114,704,063	2,934,530,794	22,173,017

Investment in affiliates, at value (Note 3)	6,455,912	966	—	—	—

Cash	6,586,195	397,893	103,602	1,706,746	31,449

Foreign currency, at value	3,607,220	372,217	76,802	19,129,317	156

Unrealized appreciation on foreign currency contracts	5,925	—	21	—	—

Receivables:

Investment securities sold[3]	5,328,502	—	2,520,833	—	—

Capital shares sold	35,402	—	—	—	—

Dividends	17,224,545	1,279,774	456,966	66,005	83,157

Securities lending income	947,977	14,526	6,351	—	270

Interest	—	—	—	31	—

Foreign tax reclaims	68,537	1,466,273	119,432	—	50,073

Foreign capital gains tax refund	320,923	—	—	61,127	—

Closed foreign currency contracts	—	73	—	—	—

Other (Note 6)	159,570	38,415	839	—	871
Total Assets	2,833,547,463	678,555,888	117,988,909	2,955,494,020	22,338,993
LIABILITIES:

Unrealized depreciation on foreign currency contracts	20	3	18	—	1

Payables:

Cash collateral received for securities loaned (Note 2)	52,792,787	35,388,732	5,892,928	—	2,436,862

Investment securities purchased	102,502	—	—	—	—

Capital shares redeemed	13,686,728	—	2,544,471	—	—

Advisory fees (Note 3)	1,390,868	229,966	54,587	1,973,598	9,668

Service fees (Note 2)	10,564	2,412	414	10,462	73

Closed foreign currency contracts	3,072	—	—	—	—

Foreign capital gains tax	10,314,155	411,894	47,953	75,161,774	—

Other (Note 6)	101,283	11,525	252	—	262
Total Liabilities	78,401,979	36,044,532	8,540,623	77,145,834	2,446,866
NET ASSETS	$2,755,145,484	$642,511,356	$109,448,286	$2,878,348,186	$19,892,127
NET ASSETS:

Paid-in capital	$2,897,740,127	$649,711,510	$119,159,471	$2,226,272,996	$67,655,734

Total distributable earnings (loss)	(142,594,643)	(7,200,154)	(9,711,185)	652,075,190	(47,763,607)
NET ASSETS	$2,755,145,484	$642,511,356	$109,448,286	$2,878,348,186	$19,892,127
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	54,000,000	16,500,000	2,150,000	66,400,000	1,100,000
Net asset value per share	$51.02	$38.94	$50.91	$43.35	$18.08
[1] Includes market value of securities out on loan of:	$455,444,799	$48,910,080	$8,304,858	—	$2,724,130
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).
[3] Includes market value of securities out on loan, which were sold and pending settlement, of:	—	—	$1,210	—	—

See Notes to Financial Statements.

82	WisdomTree Trust

Statements of Operations

WisdomTree Trust

For the Year Ended March 31, 2024

	WisdomTree China ex-State- Owned Enterprises Fund	WisdomTree Emerging Markets ex-State-Owned Enterprises Fund	WisdomTree Emerging Markets High Dividend Fund	WisdomTree Emerging Markets Multifactor Fund	WisdomTree Emerging Markets Quality Dividend Growth Fund
INVESTMENT INCOME:

Dividends	$10,285,205	$47,231,349	$192,773,050	$231,888	$3,402,053

Dividends from affiliates (Note 3)	—	—	144,788	—	—

Interest	9,761	38,897	82,641	1,500	6,458

Non-cash dividends	76,687	47,571	98,095	—	4,708

Other income (Note 6)	—	183,034	308,837	—	—

Securities lending income, net (Note 2)	495,182	1,168,831	2,198,089	671	20,922

Less: Foreign withholding taxes on dividends	(590,818)	(6,943,904)	(25,766,677)	(37,052)	(548,051)
Total investment income	10,276,017	41,725,778	169,838,823	197,007	2,886,090
EXPENSES:

Advisory fees (Note 3)	1,818,309	6,687,508	15,763,934	31,966	341,169

Service fees (Note 2)	25,002	91,953	110,097	293	4,691

Other fees (Note 6)	—	57,191	98,081	—	—
Total expenses	1,843,311	6,836,652	15,972,112	32,259	345,860
Expense waivers (Note 3)	—	—	(8,896)	—	—
Net expenses	1,843,311	6,836,652	15,963,216	32,259	345,860
Net investment income	8,432,706	34,889,126	153,875,607	164,748	2,540,230
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[1]	(205,676,181)	(174,833,402)	(28,494,726)	(42,453)	(2,680,196)

Investment transactions in affiliates (Note 3)	—	—	(100,985)	—	—

In-kind redemptions	(4,674,093)	20,229,417	1,387,174	—	—

Foreign currency contracts	1,526,649	72,645	(790,709)	(30,763)	(45,347)

Foreign currency related transactions	(2,076,497)	(1,236,105)	342,356	6,476	(15,081)
Net realized loss	(210,900,122)	(155,767,445)	(27,656,890)	(66,740)	(2,740,624)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions[2]	38,452,054	276,862,096	282,089,082	1,588,025	17,727,011

Investment transactions in affiliates (Note 3)	—	—	159,419	—	—

Foreign currency contracts	(3)	—	2,060	124,127	(1,695)

Translation of assets and liabilities denominated in foreign currencies	522,313	163,219	(808,281)	1,623	(33,069)
Net increase in unrealized appreciation/depreciation	38,974,364	277,025,315	281,442,280	1,713,775	17,692,247
Net realized and unrealized gain (loss) on investments	(171,925,758)	121,257,870	253,785,390	1,647,035	14,951,623
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(163,493,052)	$156,146,996	$407,660,997	$1,811,783	$17,491,853
[1] Net of foreign capital gains (tax) and capital gains tax refund, if applicable, of:	—	$(5,108,180)	$(956,256)	$(30,472)	$(124,656)
[2] Includes net increase (decrease) in accrued foreign capital gain taxes of:	—	$7,888,955	$9,483,635	$96,732	$1,616,373

See Notes to Financial Statements.

WisdomTree Trust	83

Statements of Operations (concluded)

WisdomTree Trust

For the Year Ended March 31, 2024

	WisdomTree Emerging Markets SmallCap Dividend Fund	WisdomTree Global ex-U.S. Quality Dividend Growth Fund	WisdomTree Global High Dividend Fund	WisdomTree India Earnings Fund (consolidated)	WisdomTree New Economy Real Estate Fund
INVESTMENT INCOME:

Dividends	$155,977,285	$14,796,652	$5,913,252	$29,125,283	$669,686

Dividends from affiliates (Note 3)	1,317,106	119,577	24,287	99	—

Interest	59,952	—	1,529	58,514	303

Non-cash dividends	759,725	—	18,585	—	—

Other income (Note 6)	338,703	36,379	—	—	—

Securities lending income, net (Note 2)	9,257,335	145,230	50,878	—	3,804

Less: Foreign withholding taxes on dividends	(22,170,325)	(1,662,055)	(360,217)	(6,392,342)	(33,721)
Total investment income	145,539,781	13,435,783	5,648,314	22,791,554	640,072
EXPENSES:

Advisory fees (Note 3)	16,501,658	2,483,267	651,941	12,366,884	126,830

Service fees (Note 2)	125,185	26,015	4,946	65,559	962

Interest expense (Note 7)	—	—	—	565,014	—

Other fees (Note 6)	101,283	11,030	—	—	—
Total expenses	16,728,126	2,520,312	656,887	12,997,457	127,792
Expense waivers (Note 3)	(26,107)	(2,291)	(50)	(92)	—
Net expenses	16,702,019	2,518,021	656,837	12,997,365	127,792
Net investment income	128,837,762	10,917,762	4,991,477	9,794,189	512,280
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[1]	91,779,294	(313,869)	399,362	16,383,254	(843,777)

Investment transactions in affiliates (Note 3)	680,195	409,331	26,019	10,491	—

In-kind redemptions	16,334,430	5,416,509	6,089,622	—	(406,769)

Futures contracts	—	—	—	(2,744)	—

Foreign currency contracts	(1,099,643)	(154,433)	13,138	(1,106,581)	(8,624)

Foreign currency related transactions	422,941	146,559	(21,687)	(358,626)	5,907
Net realized gain (loss)	108,117,217	5,504,097	6,506,454	14,925,794	(1,253,263)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions[2]	212,054,379	54,678,489	3,084,072	420,085,190	2,219,339

Investment transactions in affiliates (Note 3)	(419,839)	(410,049)	(16,483)	(6,012)	—

Foreign currency contracts	5,905	(2,177)	3	—	24

Translation of assets and liabilities denominated in foreign currencies	(1,047,588)	(11,533)	(3,436)	(52,815)	(634)
Net increase in unrealized appreciation/depreciation	210,592,857	54,254,730	3,064,156	420,026,363	2,218,729
Net realized and unrealized gain on investments	318,710,074	59,758,827	9,570,610	434,952,157	965,466
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$447,547,836	$70,676,589	$14,562,087	$444,746,346	$1,477,746
[1] Net of foreign capital gains (tax) and capital gains tax refund, if applicable, of:	$(3,770,434)	$(449,819)	$(16,308)	$(15,823,314)	—
[2] Includes net increase (decrease) in accrued foreign capital gain taxes of:	$10,062,583	$411,894	$40,386	$55,844,330	—

See Notes to Financial Statements.

84	WisdomTree Trust

Statements of Changes in Net Assets

WisdomTree Trust

	WisdomTree China ex-State-Owned Enterprises Fund		WisdomTree Emerging Markets ex-State-Owned Enterprises Fund		WisdomTree Emerging Markets High Dividend Fund

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$8,432,706	$8,027,866	$34,889,126	$47,535,778	$153,875,607	$139,584,856

Net realized loss on investments, foreign currency contracts and foreign currency related transactions	(210,900,122)	(279,321,472)	(155,767,445)	(438,862,137)	(27,656,890)	(156,574,809)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	38,974,364	128,567,483	277,025,315	(83,613,856)	281,442,280	(150,570,055)
Net increase (decrease) in net assets resulting from operations	(163,493,052)	(142,726,123)	156,146,996	(474,940,215)	407,660,997	(167,560,008)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(9,480,375)	(8,628,659)	(38,726,000)	(52,252,500)	(151,734,500)	(137,420,525)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	18,772,219	204,830,077	58,062,651	16,749,145	468,240,984	423,628,056

Cost of shares redeemed	(223,139,933)	(150,767,082)	(356,148,643)	(638,895,275)	(65,958,356)	(92,653,343)
Net increase (decrease) in net assets resulting from capital share transactions	(204,367,714)	54,062,995	(298,085,992)	(622,146,130)	402,282,628	330,974,713
Net Increase (Decrease) in Net Assets	(377,341,141)	(97,291,787)	(180,664,996)	(1,149,338,845)	658,209,125	25,994,180
NET ASSETS:

Beginning of year	$737,988,317	$835,280,104	$2,170,526,805	$3,319,865,650	$2,145,839,591	$2,119,845,411

End of year	$360,647,176	$737,988,317	$1,989,861,809	$2,170,526,805	$2,804,048,716	$2,145,839,591
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	21,125,000	20,425,000	78,100,000	100,300,000	56,800,000	48,200,000

Shares created	600,000	5,375,000	2,100,000	500,000	12,000,000	11,300,000

Shares redeemed	(8,100,000)	(4,675,000)	(12,800,000)	(22,700,000)	(1,800,000)	(2,700,000)
Shares outstanding, end of year	13,625,000	21,125,000	67,400,000	78,100,000	67,000,000	56,800,000

See Notes to Financial Statements.

WisdomTree Trust	85

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Emerging Markets Multifactor Fund		WisdomTree Emerging Markets Quality Dividend Growth Fund		WisdomTree Emerging Markets SmallCap Dividend Fund

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$164,748	$90,064	$2,540,230	$2,744,800	$128,837,762	$119,776,891

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	(66,740)	(143,617)	(2,740,624)	(8,257,529)	108,117,217	(314,610,431)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	1,713,775	(86,997)	17,692,247	(3,409,218)	210,592,857	(51,650,330)
Net increase (decrease) in net assets resulting from operations	1,811,783	(140,550)	17,491,853	(8,921,947)	447,547,836	(246,483,870)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(102,000)	(70,527)	(2,519,500)	(3,003,000)	(132,233,000)	(121,656,900)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	19,634,914	—	32,394,808	19,747,562	142,156,692	480,988,272

Cost of shares redeemed	—	—	—	(6,846,988)	(390,765,422)	—
Net increase (decrease) in net assets resulting from capital share transactions	19,634,914	—	32,394,808	12,900,574	(248,608,730)	480,988,272
Net Increase (Decrease) in Net Assets	21,344,697	(211,077)	47,367,161	975,627	66,706,106	112,847,502
NET ASSETS:

Beginning of year	$2,155,168	$2,366,245	$87,680,807	$86,705,180	$2,688,439,378	$2,575,591,876

End of year	$23,499,865	$2,155,168	$135,047,968	$87,680,807	$2,755,145,484	$2,688,439,378
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	100,000	100,000	3,900,000	3,300,000	58,800,000	48,200,000

Shares created	800,000	—	1,400,000	900,000	3,000,000	10,600,000

Shares redeemed	—	—	—	(300,000)	(7,800,000)	—
Shares outstanding, end of year	900,000	100,000	5,300,000	3,900,000	54,000,000	58,800,000

See Notes to Financial Statements.

86	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Global ex-U.S. Quality Dividend Growth Fund		WisdomTree Global High Dividend Fund		WisdomTree India Earnings Fund (consolidated)

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$10,917,762	$18,640,555	$4,991,477	$4,325,526	$9,794,189	$9,368,356

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	5,504,097	(85,926,564)	6,506,454	(4,576,626)	14,925,794	32,625,578

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	54,254,730	16,306,743	3,064,156	956,107	420,026,363	(121,598,313)
Net increase (decrease) in net assets resulting from operations	70,676,589	(50,979,266)	14,562,087	705,007	444,746,346	(79,604,379)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(11,257,500)	(18,475,318)	(5,057,500)	(4,296,367)	—	(40,595,106)

Tax return of capital	—	—	—	—	(1,524,000)	—
Total distributions to shareholders	(11,257,500)	(18,475,318)	(5,057,500)	(4,296,367)	(1,524,000)	(40,595,106)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	89,140,274	135,468,168	—	70,609,590	1,674,291,062	117,541,739

Cost of shares redeemed	(33,044,679)	(106,255,698)	(35,963,863)	—	(25,399,122)	(104,949,767)
Net increase (decrease) in net assets resulting from capital share transactions	56,095,595	29,212,470	(35,963,863)	70,609,590	1,648,891,940	12,591,972
Net Increase (Decrease) in Net Assets	115,514,684	(40,242,114)	(26,459,276)	67,018,230	2,092,114,286	(107,607,513)
NET ASSETS:

Beginning of year	$526,996,672	$567,238,786	$135,907,562	$68,889,332	$786,233,900	$893,841,413

End of year	$642,511,356	$526,996,672	$109,448,286	$135,907,562	$2,878,348,186	$786,233,900
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	14,900,000	14,200,000	2,900,000	1,350,000	25,000,000	24,600,000

Shares created	2,500,000	4,000,000	—	1,550,000	42,000,000	3,600,000

Shares redeemed	(900,000)	(3,300,000)	(750,000)	—	(600,000)	(3,200,000)
Shares outstanding, end of year	16,500,000	14,900,000	2,150,000	2,900,000	66,400,000	25,000,000

See Notes to Financial Statements.

WisdomTree Trust	87

Statements of Changes in Net Assets (concluded)

WisdomTree Trust

	WisdomTree New Economy Real Estate Fund

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$512,280	$684,800

Net realized loss on investments, foreign currency contracts and foreign currency related transactions	(1,253,263)	(9,384,893)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	2,218,729	(4,613,008)
Net increase (decrease) in net assets resulting from operations	1,477,746	(13,313,101)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(558,000)	(420,750)
CAPITAL SHARE TRANSACTIONS:

Cost of shares redeemed	(6,689,089)	(15,454,996)
Net decrease in net assets resulting from capital share transactions	(6,689,089)	(15,454,996)
Net Decrease in Net Assets	(5,769,343)	(29,188,847)
NET ASSETS:

Beginning of year	$25,661,470	$54,850,317

End of year	$19,892,127	$25,661,470
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	1,500,000	2,350,000

Shares created	—	—

Shares redeemed	(400,000)	(850,000)
Shares outstanding, end of year	1,100,000	1,500,000

See Notes to Financial Statements.

88	WisdomTree Trust

Financial Highlights

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree China ex-State-Owned Enterprises Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021[1]	For the Year Ended March 31, 2020[1]
Net asset value, beginning of year	$34.93	$40.89	$64.41	$38.44	$38.84
Investment operations:

Net investment income[2]	0.44	0.36	0.60	0.23	0.39

Net realized and unrealized gain (loss)	(8.42)	(5.94)	(23.54)	26.10	(0.39)
Total from investment operations	(7.98)	(5.58)	(22.94)	26.33	0.00 [3]
Dividends and distributions to shareholders:

Net investment income	(0.48)	(0.38)	(0.58)	(0.35)	(0.40)

Tax return of capital	—	—	—	(0.01)	—
Total dividends and distributions to shareholders	(0.48)	(0.38)	(0.58)	(0.36)	(0.40)
Net asset value, end of year	$26.47	$34.93	$40.89	$64.41	$38.44

TOTAL RETURN[4]	(22.97)%	(13.72)%	(35.81)%	68.71%	0.07%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$360,647	$737,988	$835,280	$914,692	$188,351

Ratios to average net assets of:

Expenses, net of expense waivers	0.32%	0.32%	0.32%	0.32%[5]	0.32%[6]

Expenses, prior to expense waivers	0.32%	0.32%	0.32%	0.38%	0.63%

Net investment income	1.48%	0.99%	1.10%	0.37%	1.03%
Portfolio turnover rate[7]	33%	39%	36%	20%	22%

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$27.79	$33.10	$40.31	$24.40	$28.79
Investment operations:

Net investment income[2]	0.47	0.56	0.62	0.41	0.62

Net realized and unrealized gain (loss)	1.78	(5.27)	(7.28)	15.91	(4.38)

Net increase from payment by affiliate	—	—	0.00 [3]	0.00 [3]	—
Total from investment operations	2.25	(4.71)	(6.66)	16.32	(3.76)
Dividends to shareholders:

Net investment income	(0.52)	(0.60)	(0.55)	(0.41)	(0.63)
Net asset value, end of year	$29.52	$27.79	$33.10	$40.31	$24.40

TOTAL RETURN[4]	8.22%	(14.20)%	(16.70)%[8]	67.18%[9]	(13.36)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$1,989,862	$2,170,527	$3,319,866	$4,719,936	$809,991

Ratios to average net assets of:

Expenses, net of expense waivers	0.33%[10]	0.32%	0.32%	0.32%[5]	0.32%[6]

Expenses, prior to expense waivers	0.33%[10]	0.32%	0.32%	0.37%	0.58%

Net investment income	1.67%	1.97%	1.62%	1.11%	2.14%
Portfolio turnover rate[7]	31%	28%	18%	34%	19%
[1]	Shares were adjusted to reflect a 2:1 share split effective October 16, 2020.

[2]	Based on average shares outstanding.

[3]	Amount represents less than $0.005.

[4]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[5]

The investment advisor had contractually agreed to limit the advisory fee to 0.32% through July 31, 2020. On July 31, 2020, the contractual waiver expired and the advisory fee was permanently reduced to 0.32%.

[6]	Effective June 30, 2017, the investment advisor contractually agreed to limit the advisory fee to 0.32% through July 31, 2020, unless earlier terminated by the Board of Trustees of the Trust.

[7]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[8]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been unchanged.

[9]	Includes a reimbursement from the sub-advisor for an operational error. Excluding this reimbursement, total return would have been unchanged.
[10]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.32%.

See Notes to Financial Statements.

WisdomTree Trust	89

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets High Dividend Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$37.78	$43.98	$44.27	$32.45	$43.72
Investment operations:

Net investment income[1]	2.40	2.81	2.75	1.76	2.10

Net realized and unrealized gain (loss)	4.03	(6.21)	(0.30)	11.93	(11.25)
Total from investment operations	6.43	(3.40)	2.45	13.69	(9.15)
Dividends to shareholders:

Net investment income	(2.36)	(2.80)	(2.74)	(1.87)	(2.12)
Net asset value, end of year	$41.85	$37.78	$43.98	$44.27	$32.45

TOTAL RETURN[2]	17.69%	(6.97)%	5.65%	43.37%	(22.06)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$2,804,049	$2,145,840	$2,119,845	$1,916,702	$1,638,935

Ratios to average net assets of:

Expenses[3,4]	0.64%[5]	0.63%[6]	0.64%[5]	0.63%	0.63%

Net investment income	6.15%	7.53%	6.16%	4.58%	4.91%
Portfolio turnover rate[7]	42%	43%	53%	62%	41%

WisdomTree Emerging Markets Multifactor Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$21.55	$23.66	$25.81	$17.75	$23.61
Investment operations:

Net investment income[1]	0.60	0.90	1.01	0.56	0.73

Net realized and unrealized gain (loss)	4.37	(2.30)	(2.44)	7.90	(5.91)
Total from investment operations	4.97	(1.40)	(1.43)	8.46	(5.18)
Dividends to shareholders:

Net investment income	(0.41)	(0.71)	(0.72)	(0.40)	(0.68)
Net asset value, end of year	$26.11	$21.55	$23.66	$25.81	$17.75

TOTAL RETURN[2]	23.29%	(5.74)%	(5.72)%	48.12%	(22.44)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$23,500	$2,155	$2,366	$5,162	$7,102

Ratios to average net assets of:

Expenses	0.48%	0.48%	0.48%[3,4]	0.48%[3,4]	0.48%

Net investment income	2.47%	4.21%	3.91%	2.51%	3.24%
Portfolio turnover rate[7]	112%	123%	115%	125%	166%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.63%.

[6]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been unchanged.

[7]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

90	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets Quality Dividend Growth Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$22.48	$26.27	$29.51	$19.43	$24.71
Investment operations:

Net investment income[1]	0.55	0.80	0.83	0.61	0.66

Net realized and unrealized gain (loss)	3.00	(3.69)	(3.28)	10.08	(5.32)
Total from investment operations	3.55	(2.89)	(2.45)	10.69	(4.66)
Dividends to shareholders:

Net investment income	(0.55)	(0.90)	(0.79)	(0.61)	(0.62)
Net asset value, end of year	$25.48	$22.48	$26.27	$29.51	$19.43

TOTAL RETURN[2]	16.02%	(10.75)%	(8.48)%	55.66%	(19.30)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$135,048	$87,681	$86,705	$94,431	$69,936

Ratios to average net assets of:

Expenses, net of expense waivers	0.32%	0.32%	0.32%	0.32%[3]	0.32%[4]

Expenses, prior to expense waivers	0.32%	0.32%	0.32%	0.42%	0.63%

Net investment income	2.38%	3.61%	2.89%	2.38%	2.74%
Portfolio turnover rate[5]	55%	40%	42%	57%	55%

WisdomTree Emerging Markets SmallCap Dividend Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$45.72	$53.44	$50.79	$32.98	$47.03
Investment operations:

Net investment income[1]	2.15	2.25	1.99	1.58	1.82

Net realized and unrealized gain (loss)	5.36	(7.65)	2.80	18.04	(14.02)
Total from investment operations	7.51	(5.40)	4.79	19.62	(12.20)
Dividends to shareholders:

Net investment income	(2.21)	(2.32)	(2.14)	(1.81)	(1.85)
Net asset value, end of year	$51.02	$45.72	$53.44	$50.79	$32.98

TOTAL RETURN[2]	16.92%	(9.76)%	9.48%	60.63%	(26.95)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$2,755,145	$2,688,439	$2,575,592	$1,935,213	$1,216,850

Ratios to average net assets of:

Expenses[6,7]	0.59%[8]	0.58%	0.61%[9,10]	0.63%	0.63%

Net investment income	4.53%	4.96%	3.75%	3.65%	4.05%
Portfolio turnover rate[5]	51%	53%	45%	59%	47%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]

The investment advisor had contractually agreed to limit the advisory fee to 0.32% through July 31, 2020. On July 31, 2020, the contractual waiver expired and the advisory fee was permanently reduced to 0.32%.

[4]	Effective June 30, 2017, the investment advisor contractually agreed to limit the advisory fee to 0.32% through July 31, 2020, unless earlier terminated by the Board of Trustees of the Trust.

[5]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[8]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.58%.

[9]	Prior to September 1, 2021, the Fund’s annual advisory fee rate was 0.63% and, thereafter, was reduced to 0.58% per annum.

[10]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.60%.

See Notes to Financial Statements.

WisdomTree Trust	91

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Global ex-U.S. Quality Dividend Growth Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022[1]	For the Year Ended March 31, 2021[1]	For the Year Ended March 31, 2020[1]
Net asset value, beginning of year	$35.37	$39.95	$38.60	$26.57	$27.80
Investment operations:

Net investment income[2]	0.66	1.38	1.01	0.80	0.80

Net realized and unrealized gain (loss)	3.59	(4.62)	1.15	11.94	(1.31)
Total from investment operations	4.25	(3.24)	2.16	12.74	(0.51)
Dividends to shareholders:

Net investment income	(0.68)	(1.34)	(0.81)	(0.71)	(0.72)
Net asset value, end of year	$38.94	$35.37	$39.95	$38.60	$26.57

TOTAL RETURN[3]	12.18%	(7.53)%	5.57%	48.25%	(2.01)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$642,511	$526,997	$567,239	$355,130	$95,661

Ratios to average net assets of:

Expenses[4]	0.43%[6,7]	0.43%[6,7]	0.54%[5,6,8]	0.58%	0.58%[6]

Net investment income	1.85%	4.16%	2.44%	2.29%	2.68%
Portfolio turnover rate[9]	66%	67%	59%	56%	56%

WisdomTree Global High Dividend Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$46.86	$51.03	$46.89	$34.33	$46.11
Investment operations:

Net investment income[2]	2.10	1.91	1.95	1.63	1.78

Net realized and unrealized gain (loss)	4.12	(4.21)	4.02	12.62	(11.79)
Total from investment operations	6.22	(2.30)	5.97	14.25	(10.01)
Dividends to shareholders:

Net investment income	(2.17)	(1.87)	(1.83)	(1.69)	(1.77)
Net asset value, end of year	$50.91	$46.86	$51.03	$46.89	$34.33

TOTAL RETURN[3]	13.73%	(4.28)%	12.96%	42.38%	(22.46)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$109,448	$135,908	$68,889	$65,641	$66,952

Ratios to average net assets of:

Expenses[4,6]	0.58%	0.58%[5]	0.58%[5]	0.58%	0.58%

Net investment income	4.44%	4.09%	3.98%	4.05%	3.88%
Portfolio turnover rate[9]	41%	45%	39%	48%	32%
[1]	Per share amounts were adjusted to reflect a 2:1 share split effective June 9, 2021.

[2]	Based on average shares outstanding.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been unchanged.

[6]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[7]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.42%.

[8]	Prior to January 1, 2022, the Fund’s annual advisory fee rate was 0.58% and, thereafter, was reduced to 0.42% per annum.

[9]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

92	WisdomTree Trust

Financial Highlights (concluded)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree India Earnings Fund (consolidated)	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$31.45	$36.34	$31.26	$16.19	$26.26
Investment operations:

Net investment income[1]	0.25	0.41	0.38	0.16	0.30

Net realized and unrealized gain (loss)	11.71	(3.45)	5.20	15.16	(10.18)

Net increase from payment by affiliate	—	—	0.00 [2]	—	—
Total from investment operations	11.96	(3.04)	5.58	15.32	(9.88)
Dividends and distributions to shareholders:

Net investment income	—	(1.85)	(0.50)	(0.25)	(0.19)

Tax return of capital	(0.06)	—	—	—	—
Total dividends and distributions to shareholders	(0.06)	(1.85)	(0.50)	(0.25)	(0.19)
Net asset value, end of year	$43.35	$31.45	$36.34	$31.26	$16.19

TOTAL RETURN[3]	38.08%	(8.05)%	17.85%[4]	95.10%	(37.84)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$2,878,348	$786,234	$893,841	$787,825	$563,317

Ratios to average net assets of:

Expenses[5,6]	0.87%[7]	0.85%[8]	0.84%[9]	0.84%[9]	0.84%[9]

Net investment income	0.66%	1.25%	1.07%	0.67%	1.22%
Portfolio turnover rate[10]	29%	51%	30%	23%	32%

WisdomTree New Economy Real Estate Fund	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023[11]	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Net asset value, beginning of year	$17.11	$23.34	$26.55	$22.11	$32.15
Investment operations:

Net investment income[1]	0.40	0.35	1.14	0.89	1.13

Net realized and unrealized gain (loss)	1.00	(6.37)	(2.74)	4.35	(8.79)
Total from investment operations	1.40	(6.02)	(1.60)	5.24	(7.66)
Dividends to shareholders:

Net investment income	(0.43)	(0.21)	(1.61)	(0.80)	(2.38)
Net asset value, end of year	$18.08	$17.11	$23.34	$26.55	$22.11

TOTAL RETURN[3]	8.42%	(25.82)%	(6.45)%	23.92%	(25.74)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$19,892	$25,661	$54,850	$63,711	$80,703

Ratios to average net assets of:

Expenses	0.58%	0.59%[12]	0.59%[12]	0.58%	0.58%[5]

Net investment income	2.34%	1.90%	4.48%	3.59%	3.75%[5]
Portfolio turnover rate[10]	20%	165%[11]	7%	39%	21%
[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been 0.04% lower.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[7]	Includes interest expense of 0.04% for the fiscal year.

[8]	Includes interest expense of 0.02% for the fiscal year.

[9]	Includes interest expense of 0.01% for the fiscal year.

[10]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[11]

The information reflects the investment objective and strategy of the WisdomTree Global ex-U.S. Real Estate Fund through April 20, 2022 and the investment objective and strategy of the WisdomTree New Economy Real Estate Fund thereafter. The increase in the portfolio turnover rate was primarily a result of the aforementioned investment objective and strategy change.

[12]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.58%.

See Notes to Financial Statements.

WisdomTree Trust	93

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005 and is authorized to have multiple series of portfolios (each a “Fund”, collectively, the “Funds”). These notes relate only to the Funds listed below. In accordance with Accounting Standards Codification Topic 946, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies.

Fund	Commencement of Operations
WisdomTree China ex-State-Owned Enterprises Fund (“China ex-State-Owned Enterprises Fund”)	September 19, 2012
WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (“Emerging Markets ex-State-Owned Enterprises Fund”)	December 10, 2014
WisdomTree Emerging Markets High Dividend Fund (“Emerging Markets High Dividend Fund”)	July 13, 2007
WisdomTree Emerging Markets Multifactor Fund (“Emerging Markets Multifactor Fund”)	August 10, 2018
WisdomTree Emerging Markets Quality Dividend Growth Fund (“Emerging Markets Quality Dividend Growth Fund”)	August 1, 2013
WisdomTree Emerging Markets SmallCap Dividend Fund (“Emerging Markets SmallCap Dividend Fund”)	October 30, 2007
WisdomTree Global ex-U.S. Quality Dividend Growth Fund (“Global ex-U.S. Quality Dividend Growth Fund”)	June 16, 2006
WisdomTree Global High Dividend Fund (“Global High Dividend Fund”)	June 16, 2006
WisdomTree India Earnings Fund (“India Earnings Fund”) (consolidated)	February 22, 2008
WisdomTree New Economy Real Estate Fund (“New Economy Real Estate Fund”)	June 5, 2007

The India Earnings Fund makes its investments through the WisdomTree India Investment Portfolio, Inc. (the “Portfolio”), a wholly owned subsidiary organized in the Republic of Mauritius (“Mauritius”). The Portfolio was incorporated under the provisions of the Mauritius Companies Act, 2001 and holds a Global Business License Category 1 issued by the Financial Services Commission.

Each Fund, except for the Emerging Markets Multifactor Fund and Emerging Markets Quality Dividend Growth Fund, seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree, Inc. (“WisdomTree”) or an Index developed by a third party. The Emerging Markets Multifactor Fund is actively managed using a model-based approach seeking capital appreciation. The Emerging Markets Quality Dividend Growth Fund is actively managed using a model-based approach seeking income and capital appreciation. WisdomTree is the parent company of WisdomTree Asset Management, Inc. (“WTAM”), the investment adviser to each Fund (including the Portfolio) and the Trust. “WisdomTree” is a registered trademark of WisdomTree and has been licensed for use by the Trust. Each Fund described herein is considered to be non-diversified as defined under the 1940 Act.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Basis of Consolidation — The financial statements for the India Earnings Fund include the accounts of the Portfolio (a wholly-owned and controlled Mauritius subsidiary). The India Earnings Fund’s accompanying financial statements reflect the financial position and the results of operations on a consolidated basis with its Portfolio. All intercompany accounts and transactions have been eliminated in the consolidation.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each

94	WisdomTree Trust

Notes to Financial Statements (continued)

Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions (e.g., broker-dealers) may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees of the Trust (the “Board” or “Board of Trustees”). Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Each Fund may invest in money market funds which are valued at their NAV per share and exchange-traded funds (“ETFs” or “ETF”) or exchange-traded notes (“ETNs” or “ETN”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the ETF or ETN has not traded on its principal exchange. Foreign currency contracts that settle within two business days after the trade date (“Spot Contracts”) and foreign currency contracts having a settlement period greater than two business days after the trade date (“Forward Contracts”) are valued on the measurement date using an interpolated foreign exchange rate between the closest preceding and subsequent settlement period, as calculated using the 4:00 p.m. London time closing spot and forward rates provided by an independent pricing service provider.

Pursuant to Board-approved valuation procedures established by the Trust and WTAM, the Board has appointed WTAM as the Funds’ valuation designee (the “Valuation Designee”) to perform all fair valuations of the Funds’ portfolio investments, subject to the Board’s oversight. As the Valuation Designee, WTAM has established procedures for its fair valuation of a Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. The Valuation Designee is comprised of senior representatives of WTAM and reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from the exchange or system on which it is principally traded, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Valuation Designee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events”. An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Valuation Designee will perform other procedures (consistent with GAAP) to value an investment when a market quote is not available. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended (either due to events affecting the issuer of the security specifically or events affecting the primary trading exchange more broadly) or which has been de-listed from its primary trading exchange; (iv) a

WisdomTree Trust	95

Notes to Financial Statements (continued)

security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets in which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details (e.g., credit rating, debt ranking, coupon date, maturity date, etc.), interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or prices obtained from independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Valuation Designee may include significant unobservable inputs and therefore such financial instruments would be reflected as a Level 3 of the fair value hierarchy. The Valuation Designee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Valuation Designee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value.

The summary of fair valuations according to the inputs used in valuing each Fund’s assets as of the measurement date is included in a “Fair Valuation Summary” supplementary table in each applicable Fund’s Schedule of Investments.

During the fiscal year ended March 31, 2024, there were no significant transfers into or out of Level 3 of the fair value hierarchy.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts as well as gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically foreign currency contracts during the fiscal year ended March 31, 2024 and open positions in such derivatives as of March 31, 2024 are detailed in each Fund’s Schedule of Investments. All of the derivative instruments disclosed and described herein are subject to risk. The Funds’ derivative agreements may also contain credit-risk related contingent features which may include, but are not limited to, a threshold in the Funds’ derivative agreements on unrealized depreciation (i.e., the Funds’ obligation to the counterparty) above a specified dollar amount. If an event occurred at March 31, 2024 that triggered a contingent feature, the counterparty to the agreement may require a Fund to post collateral (or additional collateral) or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment due to a counterparty. The maximum exposure to derivatives agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for each Fund, as disclosed in Note 2 — Master Netting Arrangements under the column entitled “Liabilities: Net Amount”. Information with respect to the amounts and types of collateral received and/or posted for derivative instruments as of March 31, 2024, if any, is reflected as a footnote within each Fund’s Schedule of Investments. At March 31, 2024, the Funds did not receive or post collateral with any counterparty for derivatives and no event occurred that triggered a credit-risk-related contingent feature.

96	WisdomTree Trust

Notes to Financial Statements (continued)

As of March 31, 2024, the effects of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

	Asset Derivatives		Liability Derivatives

Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
Emerging Markets High Dividend Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	$2,100	Unrealized depreciation on foreign currency contracts	$—
Emerging Markets Multifactor Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	286,499	Unrealized depreciation on foreign currency contracts	177,246
Emerging Markets Quality Dividend Growth Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	32	Unrealized depreciation on foreign currency contracts	1,879
Emerging Markets SmallCap Dividend Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	5,925	Unrealized depreciation on foreign currency contracts	20
Global ex-U.S. Quality Dividend Growth Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	—	Unrealized depreciation on foreign currency contracts	3
Global High Dividend Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	21	Unrealized depreciation on foreign currency contracts	18
New Economy Real Estate Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	—	Unrealized depreciation on foreign currency contracts	1

For the fiscal year ended March 31, 2024, the effects of derivative instruments on each applicable Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
China ex-State-Owned Enterprises Fund
Foreign currency risk	$1,526,649	$(3)
Emerging Markets ex-State-Owned Enterprises Fund
Foreign currency risk	72,645	—
Emerging Markets High Dividend Fund
Foreign currency risk	(790,709)	2,060
Emerging Markets Multifactor Fund
Foreign currency risk	(30,763)	124,127
Emerging Markets Quality Dividend Growth Fund
Foreign currency risk	(45,347)	(1,695)
Emerging Markets SmallCap Dividend Fund
Foreign currency risk	(1,099,643)	5,905
Global ex-U.S. Quality Dividend Growth Fund
Foreign currency risk	(154,433)	(2,177)
Global High Dividend Fund
Foreign currency risk	13,138	3
India Earnings Fund (consolidated)
Equity risk	(2,744)	—
Foreign currency risk	(1,106,581)	—
New Economy Real Estate Fund
Foreign currency risk	(8,624)	24
[1]	Realized gains (losses) on derivatives are located on the Statements of Operations as follows:

Foreign currency risk	Net realized gain (loss) from foreign currency contracts
Equity risk	Net realized gain (loss) from futures contracts

[2]	Change in unrealized appreciation (depreciation) is located on the Statements of Operations as follows:

Foreign currency risk	Net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts

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Notes to Financial Statements (continued)

During the fiscal year ended March 31, 2024, the volume of derivative activity (based on the average of month-end notional balances, except where footnoted) for each Fund was as follows:

	Average Notional

Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Futures contracts (long)
China ex-State-Owned Enterprises Fund
Foreign currency risk	$1,572	$115,263	$—
Emerging Markets ex-State-Owned Enterprises Fund
Foreign currency risk	—	1,089,769	—
Emerging Markets High Dividend Fund
Foreign currency risk	4,074,636	805,063	—
Emerging Markets Multifactor Fund
Foreign currency risk	4,775,122	9,652,219	—
Emerging Markets Quality Dividend Growth Fund
Foreign currency risk	110,356	14,987	—
Emerging Markets SmallCap Dividend Fund
Foreign currency risk	—	1,865,373	—
Global ex-U.S. Quality Dividend Growth Fund
Foreign currency risk	58,819	93,900	—
Global High Dividend Fund
Foreign currency risk	—	24,888	—
India Earnings Fund
Equity risk[1]	—	—	4,133,410
Foreign currency risk[1]	37,915,966	166,040,566	—
New Economy Real Estate Fund
Foreign currency risk	3,863	2,182	—
[1]	The volume of derivatives for the period is based on intra-month balances.

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income (less foreign taxes withheld, if any) is recognized on the ex-dividend date or as soon as practicable (with respect to foreign dividends) after the existence of a dividend declaration has been determined. Non-cash dividend income is recognized on the ex-dividend date, or, with respect to foreign dividends, as soon as practicable after the existence of a dividend declaration has been determined, at the fair value of securities to be received. Upon notification from real estate investment trust (“REIT”) issuers or as estimated by management, all or a portion of the dividend income received from a REIT may be redesignated as a reduction of cost of the related investment and/or as a realized gain. On each measurement date, the Funds evaluate the collectability of receivable balances. Generally, the Funds will write-off dividend receivable balances that are canceled by the issuer as of the date that the dividend receivable cancellation notification was publicly made available or when it becomes probable that dividends will not be collected and the amount of uncollectable dividends can be reasonably estimated. In addition, the Funds generally will write-off interest receivable balances in default by the issuer as of the date any applicable interest payment grace period or forbearance period expires or as of the date any interest payment cancellation notification was publicly made available or when it becomes probable that interest will not be collected and the amount of uncollectable interest can be reasonably estimated. Interest income (including amortization of premiums and accretion of discounts), less any foreign taxes withheld, is accrued daily. Generally, amortization of premiums and accretion of discounts are recognized daily using the effective interest method (also known as the scientific amortization method). Income earned from securities lending activities (i.e., securities lending income), net of fees payable to the securities borrower and/or securities lending agent, is accrued daily.

During the fiscal year ended March 31, 2024, dividend payments denominated in Russian rubles from certain sanctioned Russian issuers were made into restricted foreign cash accounts held by the Funds’ custodian on behalf of the Emerging Markets ex-State-Owned Enterprises Fund, Emerging Markets High Dividend Fund, Emerging Markets Multifactor Fund, Emerging Markets Quality Dividend Growth Fund, Global ex-U.S. Quality Dividend Growth Fund, and Global High Dividend Fund. Under sanctions imposed by the United States (“U.S.”) and the European Union (“E.U.”) against Russia and certain Russian issuers pertaining to Russia’s invasion of Ukraine, payments (such as dividend payments or interest payments) made by sanctioned issuers to entities domiciled in the U.S., such as the Funds, or E.U. are restricted from withdrawal or use and there is no assurance these sanctioned payments will be ultimately collected by the Funds. As a result of U.S. sanctions in place against Russia and certain Russian issuers and significant uncertainty as to whether these sanctions will be removed or lifted, the Funds have not recognized these Russian dividend payments.

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Notes to Financial Statements (continued)

Foreign Taxes — The Funds may be subject to foreign taxes (a portion of which may be reclaimable or refundable) on foreign income or capital gains on investment transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and tax rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are accrued and applied to foreign income as the foreign income is earned and are reflected on the Statements of Operations as follows: foreign taxes withheld on dividends are presented as a reduction to investment income in “Less: Foreign withholding taxes on dividends”, foreign taxes on capital gains from investment transactions, if any, are included in “Net realized gain (loss) from investment transactions”, and deferred foreign taxes on net unrealized appreciation on investments, if any, are included in “Net increase (decrease) in unrealized appreciation/depreciation on investment transactions”. Foreign taxes payable or deferred as of March 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities in “Payables: Foreign capital gains tax”.

In certain foreign jurisdictions, when the Funds incur subsequent capital losses on investment transactions that occurred during the tax year in the applicable foreign jurisdiction, the Funds may be entitled to a refund on any foreign taxes paid on previous capital gain investment transactions that occurred during the tax year of the applicable foreign jurisdiction. Foreign capital gain tax refunds on investment transactions are included in “Net realized gain (loss) from investment transactions” on the Statements of Operations and foreign capital gain tax refunds that remain unpaid as of March 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities in “Receivables: Foreign capital gains tax refund”.

The Funds file foreign tax reclaims in certain foreign jurisdictions to recover a portion of amounts previously withheld on dividend income if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims recorded relating to current fiscal year investment income are included in the Statements of Operations as a reduction to the balance shown for “Foreign withholding taxes on dividends” and foreign tax reclaims recorded, but not yet received as of March 31, 2024, if any, are shown on the Statements of Assets and Liabilities in “Receivables: Foreign tax reclaims”.

The Portfolio holds a tax residency certificate issued by the Mauritian Revenue authorities as well as other tax residency related documentation prescribed by the Indian Revenue authorities and should be regarded as the beneficial owner of the investments made in Indian securities, which should entitle it to claim the benefits of the double taxation avoidance agreement entered between the Government of India and Mauritius (“tax treaty”).

The taxable profits derived from the Portfolio are subject to income tax at the rate of 15% in the Republic of Mauritius (“Mauritius”) and eligible for a presumed foreign tax credit of 80% of the Mauritian tax on the respective foreign income which effectively limits the maximum income tax payable to an effective rate of 3%. The Mauritius income tax is paid by WTAM (out of its fee paid by the India Earnings Fund), accordingly, no provision for Mauritius income taxes is required. Under the tax treaty, as amended, Mauritius entities (such as the Portfolio) are subject to tax on capital gains arising on the disposal of shares of an Indian company. However, investments in shares acquired up to March 31, 2017 are grandfathered, thus exempted from capital gains tax in India irrespective of the date of disposal (subject to the entity being eligible for the tax treaty benefits). The Indian tax rates applicable on disposal of securities would depend on the nature of securities, the holding period and the manner of disposal. Further, Indian tax laws have introduced certain General Anti-Avoidance Rules (“GAAR”) applicable to financial years beginning on or after April 1, 2017 (i.e., investments made into India on or after April 1, 2017). GAAR is applied if the “main purpose” of the arrangement is to obtain a tax benefit. With effect from April 1, 2017, the investments made by the Portfolio would be subject to GAAR if any tax benefit is claimed by the Portfolio. In the absence of any clear guidance on the applicability of the GAAR provisions to the Portfolio, and its limited benefit only with respect to dividend income, the Portfolio has elected not to claim any benefit of the tax treaty with effect from April 1, 2017 (other than on grandfathered investments). Reference to investments by the India Earnings Fund herein should be understood to refer to investments by the Portfolio.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of “net realized gain (loss) from investment transactions” and “net increase (decrease) in unrealized appreciation/depreciation from investment transactions”, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses from foreign currency contracts are included in “net realized gain (loss) from foreign currency contracts” and “net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts”, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in “net realized gain (loss) from foreign currency related transactions” and/or “net increase (decrease) in unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currencies” in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

WisdomTree Trust	99

Notes to Financial Statements (continued)

Expenses — Under the investment advisory agreement for each Fund, except for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Under the investment advisory agreement for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

Acquired fund fees and expenses (“AFFEs”) (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) are not operating expenses of the Funds and are not paid by WTAM. Interest expense associated with a short-term loan from a U.S. bank that is incurred in connection with the execution of portfolio rebalancing trades is not paid by WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% per annum of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to facilitate local securities settlements or to protect against currency exposure. The Funds, other than the Emerging Markets Multifactor Fund, do not expect to engage in currency transactions for the purpose of hedging against currency exposures of the Fund’s assets that are denominated in one or more foreign currencies. The Funds may not enter into such contracts for speculative purposes. During the fiscal year ended March 31, 2024, the Funds, except for the Emerging Markets Multifactor Fund, utilized foreign currency contracts primarily to facilitate foreign security settlements. The Emerging Markets Multifactor Fund utilized foreign currency contracts primarily to offset applicable international currency exposure from certain positions in emerging market equities. A foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A foreign currency contract generally does not require an initial margin deposit and no commissions are charged at any stage for trades.

Risks may arise upon entering into foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open foreign currency contracts are recorded for book purposes as unrealized gains or losses on foreign currency contracts by the Funds and are included in “net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts” on the Statements of Operations. Realized gains and losses on foreign currency contracts include net gains or losses recognized by the Funds on contracts which have settled and are included in “net realized gain (loss) from foreign currency contracts” on the Statements of Operations.

Futures Contracts — The India Earnings Fund utilized equity futures contracts on a temporary basis during the fiscal year to obtain market exposure consistent with its investment objective during the Fund’s periodic portfolio rebalance. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency, equity, digital asset or U.S. Treasury security, collectively herein, “Reference Asset”) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified Reference Asset at a future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. A Fund may also cash settle upon the expiration date of a futures contract in which no physical delivery (or receipt) of the specified Reference Asset comprising the futures contract is made. Instead, settlement in cash would occur upon the expiration of the contract, with the cash settlement being the difference between the contract price and the actual

100	WisdomTree Trust

Notes to Financial Statements (continued)

price of the specified Reference Asset at the expiration date. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange clearing corporation.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or U.S. government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Cash deposited as initial margin, if any, is shown as “Deposits at broker for futures contracts” in the Statements of Assets and Liabilities, and U.S. government securities deposited, if any, are designated in the Schedule of Investments. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day or at other agreed-upon time periods depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts, variation margin payments may be made or received when the futures contract expires. Variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the unrealized net gain or loss is reclassified to realized gain or loss on futures. The Funds have adopted a derivatives risk management program pursuant to Rule 18f-4 under the 1940 Act to assess and manage the Funds’ derivatives risk. Rule 18f-4 limits the amount of derivatives a fund can enter into and replaces the asset segregation framework previously used by the Funds to comply with Section 18 of the 1940 Act.

As of March 31, 2024, there were no open futures contracts in the Funds.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following each Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. As compensation for lending its securities, each Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower (net of any fee rebates paid to the borrower). The lending agent receives a portion of the income earned by the Funds in connection with the lending program. The net securities lending income earned by the Funds is disclosed on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. In the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower if the value of the collateral received is insufficient to cover the market value of the securities loaned.

Master Netting Arrangements — Codification Topic 210 (“ASC 210”), Balance Sheet, requires disclosures generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASC 210 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASC 210 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund enters into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) derivatives, such as foreign currency contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g., foreign currency contracts, options and certain swaps). To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from a counterparty’s non-performance.

WisdomTree Trust	101

Notes to Financial Statements (continued)

The Funds’ securities lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Funds and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower. However, in the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower if the value of the collateral received is insufficient to cover the market value of the securities loaned.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of March 31, 2024, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement and the Lending Agreement are detailed in the following table:

	Assets				Liabilities

	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Posted	Net Amount
China ex-State-Owned Enterprises Fund
Securities Lending	$17,915,740	$—	$(17,915,740)[1]	$—	$—	$—	$—	$—
Emerging Markets ex-State-Owned Enterprises Fund
Securities Lending	100,971,874	—	(100,971,874)[1]	—	—	—	—	—
Emerging Markets High Dividend Fund
Securities Lending	243,668,369	—	(243,668,369)[1]	—	—	—	—	—
Foreign Currency Contracts	2,100	—	—	2,100	—	—	—	—
Emerging Markets Multifactor Fund
Securities Lending	83,527	—	(83,527)[1]	—	—	—	—	—
Foreign Currency Contracts	286,499	(137,850)	—	148,649	177,246	(137,850)	—	39,396
Emerging Markets Quality Dividend Growth Fund
Securities Lending	2,281,054	—	(2,281,054)[1]	—	—	—	—	—
Foreign Currency Contracts	32	(7)	—	25	1,879	(7)	—	1,872
Emerging Markets SmallCap Dividend Fund
Securities Lending	455,444,799	—	(455,444,799)[1]	—	—	—	—	—
Foreign Currency Contracts	5,925	—	—	5,925	20	—	—	20
Global ex-U.S. Quality Dividend Growth Fund
Securities Lending	48,910,080	—	(48,910,080)[1]	—	—	—	—	—
Foreign Currency Contracts	—	—	—	—	3	—	—	3
Global High Dividend Fund
Securities Lending	8,306,068	—	(8,306,068)[1]	—	—	—	—	—
Foreign Currency Contracts	21	—	—	21	18	—	—	18
New Economy Real Estate Fund
Securities Lending	2,724,130	—	(2,724,130)[1]	—	—	—	—	—
Foreign Currency Contracts	—	—	—	—	1	—	—	1
[1]	The amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are

102	WisdomTree Trust

Notes to Financial Statements (continued)

short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Restricted Securities — Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

Emerging Market Investments — Investments in securities listed and traded in emerging markets are subject to additional risks that may not be present for U.S. investments or investments in more developed non-U.S. markets. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; and (vi) the risk that there may be less protection of property rights than in other countries. Emerging markets are generally less liquid and less efficient than developed securities markets.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A portion of the Code, known as subchapter M (“Subchapter M”), addresses the ways by which investment companies and investment trusts may pass income through to shareholders in order to avoid double taxation. Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Accordingly, no provision for U.S. federal income taxes is required. In order to qualify for the special tax treatment accorded to RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with the requirements of the Code and the U.S. Treasury regulations (i.e., tax basis) which may differ to amounts determined under GAAP (i.e., book basis). These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital. The India Earnings Fund has filed an election to treat the Portfolio as a “pass-through” entity for tax purposes.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Investments Corporation (“Mellon”) to provide sub-advisory services to the Funds. Additionally, the Portfolio is also advised by WTAM and is sub-advised by Mellon. Mellon is compensated by WTAM at no additional cost to the Funds or the Portfolio. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee, accrued daily and paid monthly in arrears, of up to 0.0044% per annum of each Fund’s average daily net assets.

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Notes to Financial Statements (continued)

WTAM expects to receive annual advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets and, with respect to the India Earnings Fund, based on the average daily net assets of the India Earnings Fund and the Portfolio on a consolidated basis, as shown in the following table:

Fund	Advisory Fee Rate
China ex-State-Owned Enterprises Fund	0.32%
Emerging Markets ex-State-Owned Enterprises Fund	0.32%
Emerging Markets High Dividend Fund	0.63%
Emerging Markets Multifactor Fund	0.48%
Emerging Markets Quality Dividend Growth Fund	0.32%
Emerging Markets SmallCap Dividend Fund	0.58%
Global ex-U.S. Quality Dividend Growth Fund	0.42%
Global High Dividend Fund	0.58%
India Earnings Fund (consolidated)	0.83%
New Economy Real Estate Fund	0.58%

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Transactions in shares of affiliated ETFs for the fiscal year ended March 31, 2024, as applicable, are included in an “Investment in Affiliates” supplementary table in each applicable Fund’s Schedule of Investments. For these transactions, WTAM voluntarily waives a portion of its advisory fees, that it would otherwise charge, for each Fund’s investment in affiliated funds. The waivers may be reduced to offset the incremental costs related to these investments (e.g., fund accounting, safekeeping, transaction fees, etc.) that are paid by WTAM out of its advisory fee. The dollar amount of advisory fees waived during the period for the Funds, if any, are included in the Statements of Operations in “Expense waivers”.

WTAM and/or WisdomTree (collectively herein, “WT”) may from time to time own shares of a Fund. As of and for the fiscal year ended March 31, 2024, WT held shares of and received distributions from the following Funds, which were purchased through an unaffiliated broker in ordinary brokerage transactions in the secondary market in which the Funds’ shares trade:

	At March 31, 2024		For the Fiscal Year Ended March 31, 2024

Fund	Fund Shares held by WT	Market Value of Fund Shares held by WT	Dividends and Distributions paid to WT on Fund Shares held by WT
Emerging Markets ex-State-Owned Enterprises Fund	806	$23,745	$579
Emerging Markets High Dividend Fund	166	6,945	454
Emerging Markets Quality Dividend Growth Fund	287	7,376	159
Emerging Markets SmallCap Dividend Fund	426	21,666	989
Global ex-U.S. Quality Dividend Growth Fund	58	2,256	84

4. CAPITAL SHARE TRANSACTIONS

As of March 31, 2024, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof to an authorized participant (“AP”). Except when aggregated in creation units (“Creation Unit Aggregations”), shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of creation units of a Fund generally consists of the in-kind contribution of a basket of securities (“Deposit Securities”) and/or an amount of cash (“Cash Component”). Creation Unit Aggregations may be created in advance of receipt by a Fund of all or a portion of the applicable Deposit Securities from APs. In these circumstances, the initial deposit received from the AP will have a value greater than the NAV of the applicable Fund’s shares on the date the order is placed in proper form since, in addition to available Deposit Securities, U.S. cash must be deposited by the AP in an amount equal to the sum of (i) the Cash Component, plus (ii) generally between 102%-110%, as directed by the Trust or WTAM, which the Trust or WTAM may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities. The Fund will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received from the AP or purchased by the Fund. Amounts due to be returned to an AP as of March 31, 2024, if any, is shown in the Statements of Assets and Liabilities in “Payables: Deposit due to authorized participant”. The India Earnings Fund issues and redeems shares on a cash basis only as certain securities markets in which this Fund invest does not permit in-kind transfers of securities.

104	WisdomTree Trust

Notes to Financial Statements (continued)

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding short-term investments) for the fiscal year ended March 31, 2024 are shown in the following table. Realized gains and losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

			In-kind Capital Share Transactions

Fund	Purchases	Sales	Purchases	Sales
China ex-State-Owned Enterprises Fund	$187,780,383	$269,033,447	$1,429,788	$125,587,883
Emerging Markets ex-State-Owned Enterprises Fund	645,580,375	860,424,540	12,362,496	101,926,687
Emerging Markets High Dividend Fund	1,393,264,564	1,032,824,666	59,411,508	15,845,426
Emerging Markets Multifactor Fund	22,526,341	7,420,741	4,522,190	—
Emerging Markets Quality Dividend Growth Fund	83,753,201	59,153,338	7,186,198	—
Emerging Markets SmallCap Dividend Fund	1,442,242,222	1,609,033,367	25,272,151	114,902,196
Global ex-U.S. Quality Dividend Growth Fund	405,760,635	389,709,103	64,324,782	26,008,411
Global High Dividend Fund	46,099,957	48,988,864	—	33,058,853
India Earnings Fund (consolidated)	2,076,625,192	451,117,621	—	—
New Economy Real Estate Fund	4,801,242	4,285,302	—	7,147,939

6. FEDERAL INCOME TAXES

At March 31, 2024, the cost of investments (including securities on loan and derivatives) for Federal income tax purposes was as follows:

	Investments in Long Securities				Investments in Financial Derivatives[1]

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Total Net Unrealized Appreciation/ (Depreciation)
China ex-State-Owned Enterprises Fund	$514,306,919	$24,821,288	$(176,011,546)	$(151,190,258)	$—	$—	$—	$(151,190,258)
Emerging Markets ex-State-Owned Enterprises Fund	1,860,576,581	501,709,485	(354,480,284)	147,229,201	—	—	—	147,229,201
Emerging Markets High Dividend Fund	2,537,062,767	568,254,055	(272,563,394)	295,690,661	2,100	—	2,100	295,692,761
Emerging Markets Multifactor Fund	21,781,156	2,195,242	(512,497)	1,682,745	115,860	(132,104)	(16,244)	1,666,501
Emerging Markets Quality Dividend Growth Fund	110,111,641	32,111,017	(5,527,982)	26,583,035	32	(1,919)	(1,887)	26,581,148
Emerging Markets SmallCap Dividend Fund	2,306,678,604	641,158,499	(148,574,436)	492,584,063	5,925	(20)	5,905	492,589,968
Global ex-U.S. Quality Dividend Growth Fund	577,211,104	134,342,066	(36,566,453)	97,775,613	—	(3)	(3)	97,775,610
Global High Dividend Fund	102,611,073	15,798,132	(3,705,142)	12,092,990	21	(18)	3	12,092,993
India Earnings Fund (consolidated)	2,202,262,615	783,253,083	(50,984,904)	732,268,179	—	—	—	732,268,179
New Economy Real Estate Fund	25,300,702	960,272	(4,087,957)	(3,127,685)	—	—	—	(3,127,685)
[1]

Certain financial derivatives may be considered section 1256 contracts under the Code. Each section 1256 contract held at the close of a taxable year shall be treated as sold for its fair market value on the last business day of such taxable year (and any realized gain and loss shall be taken into account for the taxable year). As such, the unrealized appreciation/(depreciation) for financial derivatives on a tax basis may not correspond to the unrealized appreciation/(depreciation) on a GAAP basis. The unrealized appreciation/(depreciation) for financial derivatives on a GAAP basis is located in the respective financial derivatives tables in each Fund’s Schedule of Investments.

WisdomTree Trust	105

Notes to Financial Statements (continued)

At March 31, 2024, the components of total distributable earnings (loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Gains	Net Unrealized Appreciation/ (Depreciation)	Currency and Other Unrealized Appreciation/ (Depreciation)	Other Temporary Differences[1]	Total Distributable Earnings (Loss)
China ex-State-Owned Enterprises Fund	$119,996	$(572,169,124)	$(151,190,258)	$435,312	$—	$(722,804,074)
Emerging Markets ex-State-Owned Enterprises Fund	—	(860,554,618)	147,229,201	(10,834,222)	125,843	(724,033,796)
Emerging Markets High Dividend Fund	2,384,496	(1,637,219,791)	295,690,661	(10,874,828)	96,327	(1,349,923,135)
Emerging Markets Multifactor Fund	14,414	(1,113,265)	1,682,745	(111,651)	—	472,243
Emerging Markets Quality Dividend Growth Fund	89,872	(29,521,894)	26,583,035	(1,877,966)	—	(4,726,953)
Emerging Markets SmallCap Dividend Fund	2,971,456	(626,884,392)	492,584,063	(11,366,254)	100,484	(142,594,643)
Global ex-U.S. Quality Dividend Growth Fund	155,121	(104,746,891)	97,775,613	(409,961)	25,964	(7,200,154)
Global High Dividend Fund	242,704	(21,999,437)	12,092,990	(48,190)	748	(9,711,185)
India Earnings Fund (consolidated)	—	(4,967,282)	732,268,179	(74,598,535)	(627,172)	652,075,190
New Economy Real Estate Fund	53,273	(44,689,492)	(3,127,685)	(460)	757	(47,763,607)
[1]	The treatment of certain income/expense items have been recognized for GAAP but disallowed for tax purposes.

The tax character of distributions paid during the fiscal years ended March 31, 2024 and March 31, 2023, was as follows:

	Year Ended March 31, 2024		Year Ended March 31, 2023

Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Return of Capital	Distributions Paid from Ordinary Income*
China ex-State-Owned Enterprises Fund	$9,480,375	$—	$8,628,659
Emerging Markets ex-State-Owned Enterprises Fund	38,726,000	—	52,252,500
Emerging Markets High Dividend Fund	151,734,500	—	137,420,525
Emerging Markets Multifactor Fund	102,000	—	70,527
Emerging Markets Quality Dividend Growth Fund	2,519,500	—	3,003,000
Emerging Markets SmallCap Dividend Fund	132,233,000	—	121,656,900
Global ex-U.S. Quality Dividend Growth Fund	11,257,500	—	18,475,318
Global High Dividend Fund	5,057,500	—	4,296,367
India Earnings Fund (consolidated)	—	1,524,000	40,595,106
New Economy Real Estate Fund	558,000	—	420,750
*	Includes short-term capital gains, if any.

At March 31, 2024, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains as indicated in the following table. The loss carryforward amounts do not have an expiration date and, therefore, can be carried forward indefinitely until utilized. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Capital Loss Available Total
China ex-State-Owned Enterprises Fund	$181,169,929	$390,999,195	$572,169,124
Emerging Markets ex-State-Owned Enterprises Fund	276,641,880	583,877,184	860,519,064
Emerging Markets High Dividend Fund	522,859,053	1,114,360,738	1,637,219,791
Emerging Markets Multifactor Fund	1,113,265	—	1,113,265
Emerging Markets Quality Dividend Growth Fund	14,827,345	14,694,549	29,521,894
Emerging Markets SmallCap Dividend Fund	355,906,492	270,977,900	626,884,392
Global ex-U.S. Quality Dividend Growth Fund	88,450,596	16,296,295	104,746,891
Global High Dividend Fund	5,064,096	16,935,341	21,999,437
India Earnings Fund (consolidated)	3,785,976	—	3,785,976
New Economy Real Estate Fund	9,544,073	35,145,419	44,689,492

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. At March 31, 2024, the Funds did not have any post-October capital losses to defer.

106	WisdomTree Trust

Notes to Financial Statements (continued)

During the fiscal year ended March 31, 2024, the following Funds incurred and will elect to defer late year ordinary losses as follows:

Fund	Late Year Ordinary Loss
China ex-State-Owned Enterprises Fund	$—
Emerging Markets ex-State-Owned Enterprises Fund	35,554
Emerging Markets High Dividend Fund	—
Emerging Markets Multifactor Fund	—
Emerging Markets Quality Dividend Growth Fund	—
Emerging Markets SmallCap Dividend Fund	—
Global ex-U.S. Quality Dividend Growth Fund	—
Global High Dividend Fund	—
India Earnings Fund (consolidated)	1,181,306
New Economy Real Estate Fund	—

During the fiscal year ended March 31, 2024, the amount of capital loss carryforwards used to offset realized gains are shown in the following table:

Fund	Utilized Capital Loss Carryforward
China ex-State-Owned Enterprises Fund	$—
Emerging Markets ex-State-Owned Enterprises Fund	—
Emerging Markets High Dividend Fund	—
Emerging Markets Multifactor Fund	141,642
Emerging Markets Quality Dividend Growth Fund	—
Emerging Markets SmallCap Dividend Fund	86,874,406
Global ex-U.S. Quality Dividend Growth Fund	—
Global High Dividend Fund	291,910
India Earnings Fund (consolidated)	36,163,104
New Economy Real Estate Fund	—

At March 31, 2024, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as shown in the following table. The differences are primarily due to redemptions-in-kind.

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
China ex-State-Owned Enterprises Fund	$34,765,485	$(34,765,485)
Emerging Markets ex-State-Owned Enterprises Fund	(19,750,265)	19,750,265
Emerging Markets High Dividend Fund	(557,425)	557,425
Emerging Markets Multifactor Fund	—	—
Emerging Markets Quality Dividend Growth Fund	—	—
Emerging Markets SmallCap Dividend Fund	(15,955,735)	15,955,735
Global ex-U.S. Quality Dividend Growth Fund	(5,382,977)	5,382,977
Global High Dividend Fund	(5,951,174)	5,951,174
India Earnings Fund (consolidated)	184,714	(184,714)
New Economy Real Estate Fund	686,997	(686,997)

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. As of and during the fiscal year ended March 31, 2024, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Specific to U.S. federal and state taxes, generally, each of the tax years in the four-year period ended March 31, 2024, remains subject to examination by taxing authorities. Specific to foreign countries in which the Funds invest, all open tax years remain subject to examination by taxing authorities in the respective jurisdictions. The open tax years vary by each jurisdiction in which each Fund invests.

WisdomTree Trust	107

Notes to Financial Statements (continued)

As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), certain Funds have filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected as “Other income” in the Statements of Operations and the cost to file these additional ECJ tax reclaims is reflected as “Other fees” in the Statements of Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, ECJ tax reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that ECJ tax reclaims received by a Fund during the fiscal year exceed foreign withholding taxes paid, and a Fund previously passed foreign tax credits on to its shareholders, a Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of the respective Fund’s shareholders. During the fiscal year ended March 31, 2024, the ECJ tax reclaims received by the Funds did not exceed the foreign withholding taxes of the respective Funds.

7. DEMAND NOTE

On September 14, 2023, the India Earnings Fund entered into a demand note agreement with Bank of America, N.A. which allowed the India Earnings Fund to borrow up to $360,000,000 with a final maturity date of September 29, 2023. During the period from September 14, 2023 through September 25, 2023, the India Earnings Fund had an average outstanding demand note balance of $213,750,000 and a weighted average interest rate of 8.04% per annum. On September 26, 2023, the India Earnings Fund fully repaid amounts borrowed under the demand note and interest expense related to the demand note was $565,014.

8. SUBSEQUENT EVENTS

WTAM has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.

9. ADDITIONAL INFORMATION

Russia’s military invasion of Ukraine initiated in February 2022 and the economic and diplomatic responses by the United States and other countries have led to increased volatility and uncertainty in the financial markets and could continue to adversely affect regional and global economies for the foreseeable future. In response to Russia’s actions, the governments of the United States, the European Union, the United Kingdom, and many other countries collectively imposed heavy and broad-ranging economic sanctions on certain Russian individuals, corporate and banking entities, and other industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, as well as other popular Russian exports, such as diamonds, seafood and vodka. The European Union, the United Kingdom and other countries have also placed restrictions on certain oil, energy and luxury goods imports from Russia.

These sanctions, as well as other economic consequences related to the invasion, such as additional sanctions, boycotts, changes in consumer or purchaser preferences, or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities as well as securities of issuers in other countries that are subject to or otherwise adversely affected by economic sanctions related to Russia’s invasion of Ukraine, including Russian counter measures. To the extent a Fund has exposure to Russian investments or investments in countries affected by the invasion or the sanctions, the Fund’s ability to price, buy, sell, receive or deliver, or receive dividends and interest payments on such investments may be impaired. In certain circumstances, such as when there is no market for a security or other means of valuing or disposing of a security, a Fund may determine to value the affected security at zero. In addition, any exposure a Fund may have to counterparties in Russia or in countries affected by the invasion could negatively affect the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions are impossible to predict, but could result in continued significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy. These and any related events could significantly and adversely affect a Fund’s performance and the value of an investment in the Fund, even in the absence of direct exposure to Russian issuers or issuers in other countries affected by the invasion.

* * * * * *

108	WisdomTree Trust

Notes to Financial Statements (concluded)

Financial markets around the world may experience extreme volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil resulting from major cybersecurity events, geopolitical events (including wars, such as Russia’s invasion of Ukraine, terror attacks, and disruptions to foreign economic and trade relationships), public health emergencies, such as the COVID-19 pandemic, measures to address budget deficits, downgrading of sovereign debt, and public sentiment, among other events. Resulting market volatility, dramatic changes to interest rates, and otherwise unfavorable economic conditions may negatively impact Fund performance or impair a Fund’s ability to achieve its investment objective.

In March 2023, the financial distress of certain financial institutions raised economic concerns over disruption in the U.S. banking system and regarding the solvency of certain financial services firms. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

In October 2023, Hamas terrorists infiltrated Israel’s southern border from the Gaza Strip and conducted a series of attacks on civilian and military targets. Hamas also launched extensive rocket attacks on the Israeli population and industrial centers located along Israel’s border with the Gaza Strip and in other areas within the State of Israel. Following the attack, Israel’s security cabinet declared war against Hamas, and a military campaign was initiated. These events may result in significant market disruptions and may adversely affect regional and global economies.

* * * * * *

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. On August 1, 2023, Fitch Ratings, Inc. downgraded its U.S. debt rating from the highest AAA rating to AA+, citing “a high and growing general government debt burden, and the erosion of governance relative to ‘AA’ and ‘AAA’ rated peers over the last two decades that has manifested in repeated debt limit standoffs and last-minute resolutions”. The impacts, if any, of the downgrade on financial markets are unknown at this time. The downgrade has potential market impacts, including but not limited to, steep stock market declines and rising bond yields.

WisdomTree Trust	109

Report of Independent Registered Public Accounting Firm

To the Shareholders of WisdomTree China ex-State-Owned Enterprises Fund, WisdomTree Emerging Markets ex-State-Owned Enterprises Fund, WisdomTree Emerging Markets High Dividend Fund, WisdomTree Emerging Markets Multifactor Fund, WisdomTree Emerging Markets Quality Dividend Growth Fund, WisdomTree Emerging Markets SmallCap Dividend Fund, WisdomTree Global ex-U.S. Quality Dividend Growth Fund, WisdomTree Global High Dividend Fund, WisdomTree India Earnings Fund and WisdomTree New Economy Real Estate Fund, and the Board of Trustees of WisdomTree Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities (consolidated as it relates to WisdomTree India Earnings Fund) of WisdomTree China ex-State-Owned Enterprises Fund, WisdomTree Emerging Markets ex-State-Owned Enterprises Fund, WisdomTree Emerging Markets High Dividend Fund, WisdomTree Emerging Markets Multifactor Fund, WisdomTree Emerging Markets Quality Dividend Growth Fund, WisdomTree Emerging Markets SmallCap Dividend Fund, WisdomTree Global ex-U.S. Quality Dividend Growth Fund, WisdomTree Global High Dividend Fund, WisdomTree India Earnings Fund and WisdomTree New Economy Real Estate Fund (collectively referred to as the “Funds”), (ten of the funds constituting WisdomTree Trust (the “Trust”)), including the schedules of investments (consolidated as it relates to WisdomTree India Earnings Fund), as of March 31, 2024, and the related statements of operations (consolidated as it relates to WisdomTree India Earnings Fund) for the year then ended, the statements of changes in net assets (consolidated as it relates to WisdomTree India Earnings Fund) for each of the two years in the period then ended, the financial highlights (consolidated as it relates to WisdomTree India Earnings Fund) for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position (consolidated as it relates to WisdomTree India Earnings Fund) of each of the Funds (ten of the funds constituting WisdomTree Trust) at March 31, 2024, the results of their operations (consolidated as it relates to WisdomTree India Earnings Fund) for the year then ended, the changes in their net assets (consolidated as it relates to WisdomTree India Earnings Fund) for each of the two years in the period then ended and their financial highlights (consolidated as it relates to WisdomTree India Earnings Fund) for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more WisdomTree investment companies since 2006.

New York, New York

May 30, 2024

110	WisdomTree Trust

Liquidity Risk Management Program (unaudited)

The Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 (the “Rule”) under the Investment Company Act of 1940, as amended. The Rule requires registered open-end funds, including exchange-traded funds such as the Funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The Rule is designed to mitigate the risk that a Fund could not meet redemption requests without significantly diluting the interest of remaining investors. The Board has appointed WisdomTree Asset Management, Inc., the investment advisor to the Funds, as the Program Administrator for each Fund’s Program.

The Rule requires the Funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-ended fund and whether the Fund has a relatively concentrated portfolio or large positions in particular issuers. The Funds must also assess their use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The Rule also requires the Funds to classify their investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid or illiquid based on the number of days a Fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a Fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value of the investment. A Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a Fund permits redemptions in-kind, the Rule requires the Fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the Rule’s requirements, the Program has been reviewed and approved by the Fund’s Board. Furthermore, the Board has received a written report prepared by the Program Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program. The Program Administrator has monitored the Fund’s liquidity risk and the liquidity classifications of the securities held by the Fund and has determined that the Program is operating effectively.

During the period from January 1, 2023 to December 31, 2023, there were no material changes to the Program and no material liquidity events that impacted the Funds. During the period, the Funds held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable Fund redemption forecasts and foreseeable stressed Fund redemption forecasts, the Program Administrator believes that the Funds maintain sufficient highly liquid assets to meet Fund redemptions.

WisdomTree Trust	111

Trustees and Officers Information (unaudited)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee

Trustees Who Are Interested Persons of the Trust

Jonathan Steinberg (1964)	Trustee, 2005- present; President, 2005-present	Chief Executive Officer of WisdomTree and WisdomTree Asset Management since 2005; President of WisdomTree and WisdomTree Asset Management from 2012 to 2019.	77	Director, WisdomTree and WisdomTree Asset Management.

Trustees Who Are Not Interested Persons of the Trust

David G. Chrencik[1] (1948)	Trustee, 2014-present	Chief Financial Officer of Sarus Indochina Select LP (a hedge fund) from 2012 to 2022.	77	None

Phillip Goff[2] (1963)	Trustee, 2024-present	Private Investor from 2017 to present; Trustee of RBC Funds Trust from 2020 to 2024; Senior Vice President/ Corporate Controller and Funds Treasurer at TIAA from 2006 to 2017.	77	None

Joel Goldberg[3,4] (1945)	Trustee, 2012-present	Attorney, Partner at Stroock & Stroock & Lavan LLP from 2010 to 2018; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	77	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro[4] (1955)	Trustee, 2006-present	Regents Professor of Law Emerita since 2024; Executive Director of the Agnese Nelms Haury Program since 2021; Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) from 2009 to 2024 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents Professor since 2006; Milton O. Riepe Chair in Constitutional Law from 1997 to 2022; Professor at the Rogers College of Law from 1990 to 2024.	77	None

Melinda A. Raso Kirstein[5] (1955)	Trustee, 2014-present	Retired since 2004; Vice President, Senior Portfolio Manager, Fixed Income Management, and Director of Tax Exempt Fund Management at Merrill Lynch Investment Management from 1982 to 2004.	77	Associate Alumnae of Douglass College, Chair of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006-present; Chairman of the Board, 2006-present	Private Investor from 2005 to present; President and Chief Executive Officer at William D. Witter, Inc. from 2005 to 2006; Chairman of MONY Securities Corporation, and Chairman, President and Chief Executive Officer at Enterprise Capital Management from 1999 to 2004.	77	None

112	WisdomTree Trust

Trustees and Officers Information (unaudited) (concluded)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee

Officers of the Trust

Jonathan Steinberg (1964)	President, 2005- present; Trustee, 2005-present	Chief Executive Officer of WisdomTree and WisdomTree Asset Management since 2005; President of WisdomTree and WisdomTree Asset Management from 2012 to 2019.	77	See Interested Trustees Table Above.

David Castano* (1971)	Treasurer, 2013-present	Head of Fund Accounting & Administration at WisdomTree Asset Management since 2020; Director of Fund Accounting & Administration at WisdomTree Asset Management from 2011 to 2020.	77	None

Terry Jane Feld* (1960)	Chief Compliance Officer, 2012-present	Head of U.S. Compliance at WisdomTree Asset Management since 2022; Chief Compliance Officer at WisdomTree Asset Management since 2012.	77	None

Joanne Antico* (1975)	Chief Legal Officer and Secretary, 2021-present	General Counsel at WisdomTree Asset Management since 2021; Assistant General Counsel at WisdomTree Asset Management from 2016 to 2021; Executive Director and Assistant Secretary at Morgan Stanley Investment Management Inc. from 2005 to 2016.	77	None

Clint Martin* (1977)	Assistant Treasurer, 2015-present	Director of Fund Accounting & Administration at WisdomTree Asset Management since 2020; Fund Manager, Fund Accounting & Administration at WisdomTree Asset Management from 2012 to 2020.	77	None

Angela Borreggine* (1964)	Assistant Secretary, 2022-present	Assistant General Counsel at WisdomTree Asset Management since 2022; Vice President and Senior Counsel at Virtus Investment Partners from 2021 to 2022; Secretary and Chief Legal Officer at Allianz Global Investors family of funds from 2016 to 2021 and of The Korea Fund, Inc. from 2016 to 2020; Director, Senior Counsel at Allianz Global Investors from 2007 to 2021.	77	None

TJ Darnowski* (1984)	Assistant Secretary, 2021-present	Senior Investment Management Paralegal at WisdomTree Asset Management since 2021; Senior Legal Administrator at Ultimus Fund Solutions from 2019 to 2021; Assistant Vice President at State Street Bank & Trust Company from 2010 to 2019.	77	None

Sherry Scarvey* (1967)	Assistant Secretary, 2023-present	Senior Investment Management Paralegal at WisdomTree Asset Management since 2023; Senior Legal Analyst at Eagle Point Credit Management, LLC from 2021 to 2023; Senior Legal Analyst at Jennison & Associates LLC from 2019 to 2021; Senior Legal Specialist at Legg Mason & Co. LLC from 2005 to 2019.	77	None

+	As of March 31, 2024.

[1]	Chair of the Audit Committee.

[2]	Appointed to the Board on February 27, 2024.

[3]	Chair of the Contracts Review Committee.

[4]	Co-Chair of the Governance, Nominating and Compliance Committee.

[5]	Chair of the Investment Committee.

*	Elected by and serves at the pleasure of the Board.

WisdomTree Trust	113

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year ended March 31, 2024, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2025.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year ended March 31, 2024, the following represents the maximum amount of ordinary income distributions that may be considered qualified dividend income:

Fund	Qualified Dividend Income
China ex-State-Owned Enterprises Fund	$5,333,945
Emerging Markets ex-State-Owned Enterprises Fund	18,896,225
Emerging Markets High Dividend Fund	76,610,983
Emerging Markets Multifactor Fund	129,723
Emerging Markets Quality Dividend Growth Fund	1,358,781
Emerging Markets SmallCap Dividend Fund	70,394,626
Global ex-U.S. Quality Dividend Growth Fund	9,871,692
Global High Dividend Fund	4,059,692
India Earnings Fund (consolidated)	22,212,993
New Economy Real Estate Fund	144,557

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries during the fiscal year ended March 31, 2024. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
China ex-State-Owned Enterprises Fund	$8,504,525	$532,965
Emerging Markets ex-State-Owned Enterprises Fund	40,640,988	10,509,919
Emerging Markets High Dividend Fund	176,146,417	17,619,830
Emerging Markets Multifactor Fund	198,317	65,003
Emerging Markets Quality Dividend Growth Fund	3,060,736	627,954
Emerging Markets SmallCap Dividend Fund	141,185,520	18,056,876
Global ex-U.S. Quality Dividend Growth Fund	12,407,196	1,607,733
Global High Dividend Fund	—	—
India Earnings Fund (consolidated)	32,005,212	22,212,993
New Economy Real Estate Fund	—	—

The following represents the percentage of dividends paid during the fiscal year ended March 31, 2024, that qualify for the 70% dividends received deduction for corporate shareholders:

Fund	Dividends-Received Deduction
China ex-State-Owned Enterprises Fund	0.82%
Emerging Markets ex-State-Owned Enterprises Fund	0.23%
Emerging Markets High Dividend Fund	—
Emerging Markets Multifactor Fund	0.06%
Emerging Markets Quality Dividend Growth Fund	—
Emerging Markets SmallCap Dividend Fund	—
Global ex-U.S. Quality Dividend Growth Fund	0.09%
Global High Dividend Fund	48.33%
India Earnings Fund (consolidated)	—
New Economy Real Estate Fund	0.13%

114	WisdomTree Trust

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent 12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). Copies of the filings may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com/investments.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com/investments.

WisdomTree Trust	115

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree, Inc., its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers. Dividends are not guaranteed, and a company currently paying dividends may cease paying dividends at any time. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Indexes are unmanaged and you cannot invest directly in an index.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only by Authorized Participants in large creation unit sizes of shares.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Scan the QR code with your

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learn more at

WisdomTree.com/investments

WisdomTree Fund shares are distributed by Foreside Fund Services, LLC, in the U.S.

WGM-517669

Item 2. Code of Ethics.

(a)

The Registrant, as of the end of the period covered by the Shareholder Reports, has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	There have been no amendments, during the period covered by the Shareholder Reports, to a provision of the Code, and that relates to any element of the Code description.

(c)	The Registrant has not granted any waivers, including any implicit waiver, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(d)	The Code is attached hereto as exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has at least one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its Audit Committee. The Board has designated David Chrencik, the Chair of the Audit Committee, as the audit committee financial expert. Mr. Chrencik is “independent” as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $1,066,503 for the fiscal year ended March 31, 2024 and $1,137,838 for the fiscal year ended March 31, 2023.

Audit-Related Fees

(b)

The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2024 and $0 for the fiscal year ended March 31, 2023.

Tax Fees

(c)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for service fees for analysis of potential Passive Foreign Investment Companies, tax compliance, tax advice, and tax planning were $607,479 for the fiscal year ended March 31, 2024 and $582,220 for the fiscal year ended March 31, 2023.

All Other Fees

(d)

The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended March 31, 2024 and $0 for the fiscal year ended March 31, 2023.

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee Charter provides that the Audit Committee shall have the following duties and powers: (a) to select and approve in advance, the retention of independent accountants to annually audit and provide their opinion on the Registrant’s financial statements; (b) to approve, prior to appointment, the engagement of the principal accountant to provide other audit services to the Registrant or to provide non-audit services to the Registrant, its investment adviser, or any entity controlling, controlled by, or under common control with its investment adviser (“adviser/affiliate”) that provides ongoing services to the Registrant, if the engagement by the investment adviser or adviser affiliate relates directly to the operations and financial reporting of the Registrant; (c) to review and approve the fees proposed to be charged to the Registrant by the principal accountant for each audit and non-audit service; and (d) to consider whether the non-audit services provided by the Registrant’s principal accountant to the Registrant’s investment adviser, or adviser/affiliate that provides ongoing services to the Registrant, which services were not pre-approved by the Audit Committee, are compatible with maintaining the principal accountant’s independence.

(e)(2)	The Registrant’s Audit Committee has approved 100% of services described in each of Items 4(b) through (d) pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $607,479 for the fiscal year ended March 31, 2024 and $582,220 for the fiscal year ended March 31, 2023.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)A of the Exchange Act. The Registrant’s Audit Committee members are David Chrencik, Philip Goff, Melinda Raso Kirstein, and Victor Ugolyn.

Item 6. Investments.

(a)

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period (i.e., March 31, 2024) is included as part of the Shareholder Reports filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by the Shareholder Reports that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	WisdomTree Trust

By (Signature and Title)	/s/ Jonathan L. Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ /Jonathan L. Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: June 7, 2024

By (Signature and Title)	/s/ David Castano
David Castano, Treasurer
(principal financial officer)

Date: June 7, 2024